              As filed with the Securities and Exchange Commission
                               on February 1, 1996


                        Securities Act File No. 33-20658

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM N-1A



     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                    Pre-Effective Amendment No.                       / /

                   Post-Effective Amendment No.  17                         /X/


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       /X/

                               Amendment No.  18                            /X/


                       (Check appropriate box or boxes)

                                 EMERALD FUNDS
              ----------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


              3435 Stelzer Road
              Columbus, Ohio                            43219-3035
              ----------------------------------------------------
              (Address of Principal Executive Offices)  (Zip Code)



       Registrant's Telephone Number, including Area Code:   614-470-8000


                            Jeffrey A. Dalke, Esquire
                             DRINKER BIDDLE & REATH
                                   PNB Building
                              1345 Chestnut Street
                             Philadelphia, PA  19107
                     ---------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)


[ ]  immediately upon filing pursuant to paragraph (b)
[ ]   on (date) pursuant to paragraph (b)
[X]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                            _________________________


          The Registrant has previously filed a declaration of indefinite registration of its shares of beneficial interest, $.001 par value per share, of all classes of the Registrant, now existing or hereafter created, under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant's Rule 24f-2 Notice with respect to the Prime Fund, Treasury Fund, Tax-Exempt Fund, Treasury Trust Fund, Prime Trust Fund, Equity Fund, Small Capitalization Fund, Balanced Fund, Short-Term Fixed Income Fund, U.S. Government Securities Fund, Managed Bond Fund and Florida Tax-Exempt Fund for the fiscal year ended November 30, 1995 was filed on January 29, 1996.

                                  EMERALD FUNDS
              (Retail Shares of the Equity Fund, Equity Value Fund,
                           International Equity Fund,
                    Small Capitalization Fund, Balanced Fund,
  Short-Term Fixed Income Fund, U.S. Government Securities Fund, Managed Bond Fund and Florida Tax-Exempt Fund, and Investor Shares of the Prime Fund,
                       Treasury Fund and Tax-Exempt Fund)



                                    FORM N-1A

                              CROSS REFERENCE SHEET
                              ---------------------


                                             Prospectus Heading
                                             ------------------

1.   Cover Page . . . . . . . . . .          Cover Page

2.   Synopsis . . . . . . . . . . .          Summary of Expenses and
                                             Financial Information -
                                             Expenses

3.   Condensed Financial                     Summary of Expenses and
       Information  . . . . . . . .          Financial Information -
                                             Financial Highlights; The
                                             Business of the Funds -
                                             Measuring Performance

4.   General Description of                  Cover Page; Risk Factors,
       Registrant . . . . . . . . .          Investment Principles and
                                             Policies; Your Emerald Fund
                                             Account - The Emerald Family
                                             of Funds;

5.   Management of the                       Investing in Emerald Funds -
       Fund . . . . . . . . . . . .          Your Money Manager; Investing
                                             in Emerald Funds - Other
                                             Service Providers; The
                                             Business of the Funds - Fund
                                             Management

5A.  Management's Discussion                 Summary of Expenses and
       of Fund Performance  . . . .          Financial Information -
                                             Financial Highlights

6.   Capital Stock and Other                 Your Emerald Fund Account -The
       Securities . . . . . . . . .          Emerald Family of Funds;
                                             Investing in Emerald Funds -If

                                             You Have Questions; Investing
                                             in Emerald Funds -How to Buy
                                             Shares; Investing in Emerald
                                             Funds - How to Sell Shares;
                                             Investing in Emerald Funds -
                                             Transaction Rules; Investing
                                             in Emerald Funds -Getting Your
                                             Investment Started; Your
                                             Emerald Fund Account -
                                             Dividends and Distributions;
                                             The Business of the Funds -
                                             Tax Implications; Risk
                                             Factors, Investment Principles
                                             and Policies

7.   Purchase of Securities                  Investing in Emerald Funds -
       Being Offered  . . . . . . .          Getting Your Investment
                                             Started; Investing in Emerald
                                             Funds - How to Buy Shares;
                                             Investing in Emerald Funds -
                                             Transaction Rules;  Your
                                             Emerald Fund Account -
                                             Distribution and Service
                                             Arrangements; Your Emerald
                                             Fund Account - Shareholder
                                             Services;


8.   Redemption or
       Repurchase . . . . . . . . .          Investing in Emerald Funds -
                                             How to Sell Shares;  Investing
                                             in Emerald Funds - Transaction
                                             Rules


9.   Pending Legal
       Proceedings  . . . . . . . .          Not applicable (All Portfolios)

                                    EMERALD
                                     FUNDS





                              EMERALD EQUITY FUND

                                   __________

                           EMERALD EQUITY VALUE FUND
                                   __________

                       EMERALD INTERNATIONAL EQUITY FUND

                                   __________

                                    EMERALD
                           SMALL CAPITALIZATION FUND
                                   __________

                             EMERALD BALANCED FUND
                                   __________

                               EMERALD SHORT-TERM
                                  FIXED INCOME
                                   __________

                            EMERALD U.S. GOVERNMENT
                                SECURITIES FUND
                                   __________

                                EMERALD MANAGED
                                   BOND FUND
                                   __________

                                    EMERALD
                            FLORIDA TAX-EXEMPT FUND
                                   __________

                               EMERALD PRIME FUND
                                   __________

                             EMERALD TREASURY FUND
                                   __________

                            EMERALD TAX-EXEMPT FUND





                                  April 1, 1996
                                   __________

                                      1996

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----


HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3

SUMMARY OF EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
      Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
      Financial Highlights. . . . . . . . . . . . . . . . . . . . . . . . .    9

RISK FACTORS, INVESTMENT PRINCIPLES AND POLICIES. . . . . . . . . . . . . .   19

INVESTING IN EMERALD FUNDS. . . . . . . . . . . . . . . . . . . . . . . . .   39
          Your Money Manager. . . . . . . . . . . . . . . . . . . . . . . .   39
          Getting Your Investment Started . . . . . . . . . . . . . . . . .   39
          If You Have Questions . . . . . . . . . . . . . . . . . . . . . .   40
          Other Service Providers . . . . . . . . . . . . . . . . . . . . .   40
            How To Buy Shares . . . . . . . . . . . . . . . . . . . . . . .   42
          Opening and Adding to Your Emerald Fund Account . . . . . . . . .   42
          Explanation of Sales Price. . . . . . . . . . . . . . . . . . . .   45
          How To Sell Shares. . . . . . . . . . . . . . . . . . . . . . . .   46
          Transaction Rules . . . . . . . . . . . . . . . . . . . . . . . .   48


YOUR EMERALD FUND ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . .   50
          Shareholder Services. . . . . . . . . . . . . . . . . . . . . . .   50
          Dividends And Distributions . . . . . . . . . . . . . . . . . . .   52
          Shareholder Service Arrangements. . . . . . . . . . . . . . . . .   53
          The Emerald Family Of Funds . . . . . . . . . . . . . . . . . . .   54


THE BUSINESS OF THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . .   56
          Fund Management . . . . . . . . . . . . . . . . . . . . . . . . .   56
          Tax Implications. . . . . . . . . . . . . . . . . . . . . . . . .   59
          Measuring Performance . . . . . . . . . . . . . . . . . . . . . .   61




___________________________________________________________________________________________________________________
                            IF YOU HAVE QUESTIONS


         [800/637-6336]                            [800/637-3759]                             [800/462-2895]
         8:00 am-5:00 pm                           8:00 am-5:00 pm                            24 hours a day

To open an account or if you have            For assistance with an existing                 For voice recorded
  questions regarding investment                Emerald Fund account, to                price and yield information
    objectives and policies                  obtain your balance, request a
                                                 telephone transaction,
                                             or change your account features

      If you are investing in the Emerald Funds through an account with Barnett Securities, Inc. or another
  Service Organization, you may choose to speak directly with your assigned Investment Officer or contact person.
___________________________________________________________________________________________________________________


                                                       E M E R A L D

                                                         F U N D S

                 PROSPECTUS FOR EQUITY,EQUITY VALUE, INTERNATIONAL EQUITY,SMALL CAPITALIZATION, BALANCED,
                            SHORT-TERM FIXED INCOME, U.S. GOVERNMENT SECURITIES, MANAGED BOND,
                                 FLORIDA TAX-EXEMPT, PRIME, TREASURY AND TAX-EXEMPT FUNDS


 March 15, 1996

------------------------------------------------------------------------------------------------------------------------------
       Emerald Fund                           Goal                                          For Investors Who Want
       ------------                           ----                                          ----------------------

 EQUITY                       Long-term capital appreciation through             Capital appreciation over the long term and
                              investments primarily in high quality common       are willing to accept the relative risks
                              stocks and, secondarily, potential dividend        associated with equity investments
                              income growth
------------------------------------------------------------------------------------------------------------------------------

 EQUITY VALUE                 Long-term capital appreciation with income as a    Long-term capital appreciation with the risks
                              secondary objective through investments            associated with investments in uncdervalued
                              primarily in common and preferred stock and debt   stocks
                              securities convertible into common stock

------------------------------------------------------------------------------------------------------------------------------

 INTERNATIONAL EQUITY         Long-term capital appreciation through             Capital appreciation over the long-term and
                              investments primarily in equity securities of      are willing to accept the relative risks
                              foreign issuers                                    associated with foreign investments

------------------------------------------------------------------------------------------------------------------------------
 SMALL                        Long-term capital appreciation                     Long-term rewards that may exceed those
 CAPITALIZATION                                                                  provided by a fund investing in larger, more
                                                                                 established companies and can accept the
                                                                                 investment risks of smaller companies
------------------------------------------------------------------------------------------------------------------------------
 BALANCED                     Attractive investment return  through a          Asset allocation among equity securities,
                              combination of growth of capital and current     fixed income securities and cash equivalents
                              income                                           in light of prevailing market and economic
                                                                               conditions
------------------------------------------------------------------------------------------------------------------------------
 SHORT-TERM                   Consistently positive current income with        Current income greater than normally available
 FIXED INCOME                 relative stability of principal through          from a money market fund and less principal
                              investments in investment grade securities and   volatility than normally associated with a
                              high quality money market instruments            long-term fund
------------------------------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT              Consistent positive income through investments   Current income from U.S. Government securities
 SECURITIES                   principally in U.S. Government securities and    and can accept fluctuations in price and yield
                              repurchase agreements
------------------------------------------------------------------------------------------------------------------------------
 MANAGED BOND                 High level of current income and, secondarily,   Current income from corporate and government
                              capital appreciation                             securities and can accept fluctuations in
                                                                               price and yield
------------------------------------------------------------------------------------------------------------------------------

 FLORIDA                      High tax-free income and current liquidity and,  Current income from an investment that is both
 TAX-EXEMPT                   secondarily, long-term capital appreciation      free from regular federal income tax and
                                                                               Florida intangibles tax and has the
                                                                               possibility of some price appreciation

------------------------------------------------------------------------------------------------------------------------------
 PRIME                        High current income, liquidity and the           A flexible and convenient way to manage cash
                              preservation of capital through investments in   while earning money market returns
                              short-term money market instruments
------------------------------------------------------------------------------------------------------------------------------
 TREASURY                     High current income, liquidity and the           A way to earn money market returns with the
                              preservation of capital through investments in   extra margin of safety associated with U.S.
                              short-term U.S. Treasury and other government    Government obligations
                              obligations, as well as related repurchase
                              agreements
------------------------------------------------------------------------------------------------------------------------------
 TAX-EXEMPT                   High current income free of federal income tax,  A way to earn tax-free money market returns with liquidity and the preservation of capital
                              through investment in short-term municipal
                              obligations
------------------------------------------------------------------------------------------------------------------------------

Fund shares are not bank deposits or obligations of, or guaranteed or endorsed by, Barnett Banks Trust Company, N.A. or any of its affiliates and are not federally insured by, guaranteed by or obligations of, or otherwise supported by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency. While the Prime, Treasury and Tax-Exempt Funds will attempt to maintain their net asset value at $1.00 a share, there can be no assurance that these Funds will be able to do so on a continuous basis. Investment in the Funds involves investment risks, including the possible loss of principal. In addition, the dividends paid by a Fund will go up and down. Barnett Banks Trust Company, N.A. serves as investment adviser to the Funds, is paid a fee for its services, and is not affiliated with Emerald Asset Management, Inc., the Funds' distributor.

This Prospectus describes concisely the information about the Funds that you should know before investing. Please read and keep it for future reference. More information about the Funds is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained free upon request by calling [800/637-6336]. The Statement of Additional Information is dated April 1, 1996 and is incorporated by reference into (considered a part of) the Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


MISSOURI INVESTOR NOTICE: The Emerald Small Capitalization Fund, which concentrates its investments in companies with smaller capitalizations, may be subject to greater price volatility than a Fund that concentrates its investments in larger capitalization stocks. In addition, up to 15% of the total assets of the Equity, Small Capitalization and Balanced Funds may be invested in convertible securities rated below investment grade at the time of purchase and all of the Funds may retain securities that have been downgraded to below investment grade after purchase. Each Fund may sell portfolio securities shortly after they are purchased, which may result in higher transaction costs and taxable gains for the Fund.


OHIO INVESTOR NOTICE:  Each Fund may invest more than 15% of its total assets in securities issued under Rule 144A which are restricted as to disposition and securities of unseasoned issuers which, together with their predecessors, have a record of less than three years continuous operations.
_______________________________________________________________________________

HIGHLIGHTS

Q.   What kinds of Funds are offered by Emerald Funds?

A. Emerald Funds offers a choice of 12 different Funds, each with separate investment objectives and policies: the Equity, Equity Value, International Equity, Small Capitalization and Balanced Funds (the "Equity Funds"); the Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds (the "Fixed Income Funds"); and the Prime, Treasury and Tax-Exempt Funds (the "Money Market Funds"). These Funds and their investment goals are outlined on page 1.

Q.   Who advises Emerald Funds?

A. Barnett Banks Trust Company, N.A. ("Barnett") serves as investment adviser to Emerald Funds. Barnett is the largest trust organization headquartered in Florida with more than [$9 billion] under active management. A subsidiary of Wilmington Trust Company serves as sub-adviser to the Emerald Tax-Exempt Fund. [Name] serves as sub-adviser to the Emerald International Equity Fund. See "The Business of the Funds."

Q.   How can I purchase shares?

A. Shares may be purchased through selected broker-dealers and financial institutions, including Barnett Securities, Inc. They may also be purchased directly through BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Transfer Agent"). There is a $1,000 minimum initial investment, subject to lower minimums for certain investment programs. See "How to Buy Shares."

Q.   Can I exchange my shares after purchase?

A. Retail Shares of one Emerald Fund may be exchanged for Retail Shares of another Emerald Equity or Fixed Income Fund. In addition, Retail Shares of any Equity or Fixed Income Fund may be exchanged for Investor Shares of the Money Market Funds.

Q.   Is there a dividend reinvestment program?

A. You may choose to have dividends and capital gains automatically reinvested in additional shares of the same class of shares that you own, or dividends and capital gains may be paid in cash.

Q.   When are dividends paid?

A. Dividends from net investment income are declared daily and paid monthly for each of the Money Market and Fixed Income Funds. The Equity Fund, Equity Value Fund and Balanced Fund declare dividends quarterly, and the Small Capitalization Fund and International Equity Fund declare dividends annually. Capital gains are distributed at least annually by each Fund. See "Dividends and Distributions."

Q.   How can I sell my shares?

A.   If you buy shares directly through the Transfer Agent you may redeem
(sell) your Emerald Fund shares by mail, phone or hand delivery as described under "How to Sell Shares." Emerald Funds also offers an automatic withdrawal program. If you buy shares through an account at Barnett Securities, Inc. or another financial institution, you may redeem shares in accordance with the instructions applicable to your account. See "How to Sell Shares."

Q.   What potential rewards and risks does my investment present?


A. Investing in Emerald Funds presents the potential rewards and risks common to securities investments. The Equity, Equity Value, International Equity, Small Capitalization and Balanced Funds will invest in common stocks. Stocks have historically presented greater potential for capital appreciation than debt obligations, but do not provide the same protection of capital or assurance of income. In addition, each of these five Funds is permitted to invest in the stocks of smaller companies and in convertible securities rated below investment grade, which present greater potential price volatility, i.e., the price may go up or down.

The market value of debt obligations, which are a major part of the investments of several of the Emerald Funds, will also fluctuate and will normally rise when interest rates fall and vice versa. The value of some debt obligations (such as collateralized mortgage obligations, "stripped" securities, municipal leases and structured notes) may be more volatile than other types of instruments.

Several of the Funds invest in foreign securities that are considered attractive by Barnett, but may be subject to potential adverse political and governmental developments and changes in foreign currency exchange rates. In seeking to achieve its investment objective, the Florida Tax-Exempt Fund concentrates its investments in Florida municipal obligations, and is classified as a non-diversified fund, which means its portfolio may be dependent upon the performance of a smaller number of securities than is the case with the other Funds, which are diversified.

The Funds may invest in options and futures, may lend their securities and enter into repurchase agreements and reverse repurchase agreements with banks and broker/dealers, and may make limited investments in illiquid securities.

Each Fund's adviser or sub-adviser will evaluate the rewards and risks presented by all securities purchased by the Fund, and will determine, in connection with the management of the Fund, how these securities will be used in furtherance of the Fund's investment objectives. It is possible, however, that these evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that a Fund will incur loss. For further information, see "Risk Factors, Investment Principles and Policies."

SUMMARY OF EXPENSES


EXPENSES

Shareholder Transaction Expenses are charges you pay when buying or selling shares of a Fund. Annual Fund Operating Expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services.


Below is information regarding the shareholder transaction expenses and operating expenses for the Funds' Retail Shares. Examples based on this information are also provided.




                                                                                       SMALL
                                                        EQUITY     INTERNATIONAL  CAPITALIZATION
                                       EQUITY FUND    VALUE FUND    EQUITY FUND         FUND       BALANCED FUND
                                       -----------    ----------   -------------  --------------   -------------
  Shareholder Transaction
 Expenses:
  Front End Sales Charge Imposed on
  Purchases (as a percentage
  of offering price). . . . . . . . .     None           None            None           None             None
Sales Charge Imposed on Reinvested
  Dividends . . . . . . . . . . . . .     None           None            None           None             None
Deferred Sales Charge (as a percentage
  of original purchase price or
  redemption proceeds, whichever
  is lower) . . . . . . . . . . . . .     None           None            None           None             None
Redemption Fee. . . . . . . . . . . .     None           None            None           None             None
Exchange Fee  . . . . . . . . . . . .     None           None            None           None             None

Annual Fund Operating Expenses
  After Fee Waivers and Expense
  Reimbursements (as a percentage
  of average net assets):
  Advisory Fees(1). . . . . . . . . .     0.60%          0.60%           1.00%          1.00%             0.00%
  12b-1 Fees. . . . . . . . . . . . .     0.25%          0.25%           0.25%          0.25%             0.25%
  Shareholder Servicing Fees. . . . .     0.25%          0.25%           0.25%          0.25%             0.25%
  All Other Expenses. . . . . . . . .     0.23%          0.15%           0.15%          0.01%             0.23%
                                       -----------    ----------   -------------  --------------   -------------

  Total Fund Operating Expenses
   After Fee
   Waivers and Expense
   Reimbursements (1)(2)  . . . . . .     1.33%          1.25%           1.65%          1.51%             0.73%
                                       -----------    ----------   -------------  --------------   -------------
                                       -----------    ----------   -------------  --------------   -------------
__________________________________

(1)  See footnote (1) on page [8].
(2)  See footnote (2) on page [8].



                                       SHORT-TERM FIXED        U.S. GOVERNMENT
                                          INCOME FUND          SECURITIES FUND        MANAGED BOND FUND
                                       -----------------       ---------------        -----------------
Shareholder Transaction
 Expenses:
  Front End Sales Charge Imposed on
   Purchases (as a percentage
   of offering price) . . . . . . . . .      None                  None                     None
  Sales Charge Imposed on Reinvested
   Dividends  . . . . . . . . . . . . .      None                  None                     None
  Deferred Sales Charge (as a
   percentage of original purchase
   price or redemption proceeds,
   whichever is lower)  . . . . . . . .      None                  None                     None
  Redemption Fee  . . . . . . . . . . .      None                  None                     None
  Exchange Fee  . . . . . . . . . . . .      None                  None                     None

Annual Fund Operating Expenses
  After Fee Waivers and Expense
  Reimbursements (as a percentage
  of average net assets):
  Advisory Fees(1)  . . . . . . . . . .      0.00%                 0.40%                    0.00%
  12-1 Fees . . . . . . . . . . . . . .      0.25%                 0.25%                    0.25%
  Shareholder Servicing Fees  . . . . .      0.25%                 0.25%                    0.25%
  All Other Expenses  . . . . . . . . .      0.23%                 0.24%                    0.22%
                                       -----------------       ---------------        -----------------

  Total Fund Operating Expenses
   After Fee
   Waivers and Expense
   Reimbursements (1)(2)  . . . . . . .      0.73%                 1.14%                    0.72%
                                       -----------------       ---------------        -----------------
                                       -----------------       ---------------        -----------------
__________________________________

(1)  See footnote (1) on page 8.
(2)  See footnote (2) on page 8.



                                        FLORIDA TAX-EXEMPT FUND  PRIME FUND  TREASURY FUND   TAX EXEMPT FUND
                                        -----------------------  ----------  -------------   ---------------
Shareholder Transaction
 Expenses:
  Front End Sales Charge Imposed on
   Purchases (as a percentage
   of offering price) . . . . . . . . .           None               None          None            None
  Sales Charge Imposed on Reinvested
   Dividends  . . . . . . . . . . . . .           None               None          None            None
  Deferred Sales Charge (as a
   percentage of original purchase
   price or redemption proceeds,
   whichever is lower)  . . . . . . . .           None               None          None            None
  Redemption Fee  . . . . . . . . . . .           None               None          None            None
  Exchange Fee  . . . . . . . . . . . .           None               None          None            None

Annual Fund Operating Expenses
  After Fee Waivers and Expense
  Reimbursements (as a percentage
  of average net assets):
  Advisory Fees(1). . . . . . . . . . .          0.40%               0.23%         0.24%            0.13%
  12b-1 Fees. . . . . . . . . . . . . .          0.25%               0.25%         0.25%            0.25%
  Shareholder Servicing Fees  . . . . .          0.25%               0.25%         0.25%            0.25%
  All Other Expenses  . . . . . . . . .          0.23%               0.19%         0.19%            0.19%
                                             -----------          -----------   ------------      ----------
  Total Fund Operating Expenses
   After Fee Waivers and
   Expense Reimbursements(1)(2) . . . .          1.13%               0.91%         0.92%            0.82%
                                             -----------          -----------   ------------      ----------
                                             -----------          -----------   ------------      ----------
__________________________________
(1)  Without fee waivers by the adviser, investment management fees as a percentage of net assets would be .60%, .40%, .40%, .25%, .25%, and .25% for the Balanced
     Fund, Short-Term Fixed Income Fund, Managed Bond Fund, Prime Fund, Treasury
     Fund and Tax-Exempt Fund, respectively. You should note that any fees that are charged by the Funds' adviser, its affiliates or any other institutions directly to their customer accounts for services related to an investment in the Funds are in addition to, and not reflected in, the fees and expenses described above.

(2) This expense information is provided to help you understand the expenses you would bear either directly (as with the transaction expenses) or indirectly
     (as with the annual operating expenses) as a shareholder of the Funds. The operating expenses for the Funds have been restated using current fee rates that would have been applicable had they been in effect during the previous fiscal year.


EXAMPLE: Let's say, hypothetically, that the annual return on each of the Funds is 5%, and that their operating expenses are as described above. For every $1,000 you invested in a particular Fund, after the periods shown below, you would have paid this much in expenses during such periods:


                                      1           3            5           10
                                 YEAR AFTER  YEARS AFTER  YEARS AFTER  YEARS AFTER
                                  PURCHASE     PURCHASE     PURCHASE     PURCHASE
                                 ----------  -----------  -----------  -----------
Equity Fund . . . . . . . . . . .  $14         $42          $73          $160
Equity Value Fund . . . . . . . .  $13         $40          $69          $151
International Equity Fund . . . .  $17         $52          $90          $195
Small Capitalization Fund . . . .  $15         $48          $82          $160
Balanced Fund . . . . . . . . . .  $ 7         $23          $41          $ 91
Short-Term Fixed Income Fund  . .  $ 7         $23          $41          $ 91
U.S. Government Securities Fund .  $12         $36          $63          $139
Managed Bond Fund . . . . . . . .  $ 7         $23          $40          $ 89
Florida Tax-Exempt Fund . . . . .  $12         $36          $62          $137
Prime Fund  . . . . . . . . . . .  $ 9         $29          $50          $112
Treasury Fund . . . . . . . . . .  $ 9         $29          $51          $113
Tax-Exempt Fund . . . . . . . . .  $ 8         $26          $46          $101

-------------------------




The Example shown above should not be considered a representation of future investment returns or operating expenses. Actual investment returns and operating expenses may be more or less than those shown.

FINANCIAL HIGHLIGHTS


The Financial Highlights below have been audited by Price Waterhouse LLP, the Funds' independent accountants, whose unqualified reports on the financial statements for the five years in the period ended November 30, 1995, containing such information are incorporated by reference into the Statements of Additional Information (which can be obtained free of charge by calling [800/637-6336]). The Financial Highlights should be read along with the financial statements and related notes. Further information about each Fund's performance is contained in that Fund's annual report to shareholders, which may be obtained without charge from the Distributor.The Emerald Equity Value Fund and International Equity Fund were not operational during the periods presented.


                                EMERALD EQUITY FUND

Financial highlights for a Retail Share of the Equity Fund outstanding throughout each of the periods indicated:




                                                               YEAR ENDED
                                    ------------------------------------------------------  PERIOD ENDED
                                    NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                         1995         1994           1993          1992        1991(*)
                                    ------------  ------------  ------------  ------------  ------------
Net asset value, beginning of
  period . . . . . . . . . . . . .       $ 10.86       $ 11.82      $  11.97       $ 10.24       $ 10.00
                                         -------       -------      --------       -------       -------
Income from investment
  operations:
  Net investment income  . . . . .          0.02          0.08          0.15          0.16          0.12
  Net realized and unrealized gain
   (loss) on securities  . . . . .          3.76         (0.39)        (0.08)         1.73          0.24
                                         -------        -------      --------      -------        ------
  Total income (loss) from
   investment operations . . . . .          3.78         (0.31)         0.07          1.89          0.36
                                         -------        -------      -------       -------        ------
Less dividends and distributions:
  Dividends from net investment
   income  . . . . . . . . . . . .         (0.02)        (0.08)        (0.15)        (0.16)        (0.12)
  Distributions from net realized
   gains on securities . . . . . .         (0.00)        (0.57)        (0.07)
                                          ------       -------      --------       --------      -------
  Total dividends and
   distributions . . . . . . . . .         (0.02)        (0.65)        (0.22)        (0.16)        (0.12)
                                         -------       -------      --------       -------       -------
Net change in net asset value  . .          3.76         (0.96)        (0.15)         1.73          0.24
                                         -------       -------      --------       -------        ------
Net asset value, end of period . .       $ 14.62       $ 10.86      $  11.82       $ 11.97       $ 10.24
                                         -------       -------      --------       -------       -------
                                         -------       -------      --------       -------      --------
Total return (excludes
  sales charge). . . . . . . . . .         34.82%        (2.91)%        0.58%        18.49%         3.54%(++)
Ratios/supplemental data:
  Net assets, end of period
   (000s). . . . . . . . . . . . .       $22,209       $19,705      $138,642       $52,939       $98,953
  Ratio of expenses to average
   net assets  . . . . . . . . . .          1.37%         1.07%         0.86%         0.76%           --
  Ratio of net investment income
   to average net assets . . . . .          0.15%         0.36%         1.22%         1.41%         2.64%(+)
  Ratio of expenses to average
   net assets(**) . . . . . . . . .           (a)          1.29%         1.21%         1.18%         1.22%(+)
  Ratio of net investment income
   to average net assets(**). . . .           (a)          0.13%         0.87%         0.99%         1.42%(+)
  Portfolio turnover . . . . . . .            104%          113%          102%           40%           13%
______________________
 (*) For the period June 28, 1991 (commencement of operations) through
     November 30, 1991.
(**) During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (+) Annualized.
(++) Not Annualized.
 (a) There were no waivers or reimbursements during the period.


                          EMERALD SMALL CAPITALIZATION FUND


Financial highlights for a Retail Share of the Small Capitalization Fund outstanding throughout each of the periods indicated:



                                                  Year Ended November 30,
                                                  -----------------------
                                                     1995        1994(*)
                                                  ----------  -----------
Net asset value, beginning of period . . . . . .      $ 9.66       $10.49
                                                  ----------  -----------
Income from investment operations:
 Net investment loss . . . . . . . . . . . . . .       (0.04)       (0.04)
 Net realized and unrealized gains (losses)
   on securities . . . . . . . . . . . . . . . .        3.15        (0.79)
                                                  ----------  -----------
Net change in net asset value  . . . . . . . . .        3.11        (0.83)
                                                  ----------  -----------
Net asset value, end of period . . . . . . . . .      $12.77       $ 9.66
                                                  ----------  -----------
Total return (excludes sales charge) . . . . . .       32.19%       (7.91)%(++)
Ratios/supplemental data:
 Net assets, end of period (000s)  . . . . . . .      $2,657       $1,583
 Ratio of expenses to average net assets . . . .        1.54%        1.54%(+)
 Ratio of net investment loss to average
   net assets  . . . . . . . . . . . . . . . . .       (0.81)%      (0.67)%(+)
 Ratio of expenses to average net
   assets(**)  . . . . . . . . . . . . . . . . .        2.43%        2.50%(+)
 Ratio of net investment loss to average
   net assets(**)  . . . . . . . . . . . . . . .       (1.70)%      (1.63)%(+)
 Portfolio turnover  . . . . . . . . . . . . . .         229%         118%
______________________
 (*) For the period March 1, 1994 (initial offering date of Retail Class
     Shares) through November 30, 1994.
(**) During the period, certain fees were voluntarily reduced and/or reimbursed.  If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (+) Annualized.
(++) Not Annualized.


                            EMERALD BALANCED FUND



Financial highlights for a Retail Share of the Balanced Fund outstanding throughout each of the periods indicated:



                                                        Year Ended November 30,
                                                        -----------------------
                                                           1995        1994(*)
                                                        ----------   ----------
Net asset value, beginning of period . . . . . . . . .     $ 9.72        $10.00
                                                        ----------   ----------
Income from investment operations:
 Net investment income . . . . . . . . . . . . . . . .       0.30          0.24
 Net realized and unrealized gains (losses)
   on securities . . . . . . . . . . . . . . . . . . .       2.30         (0.28)
                                                        ----------   ----------
Total loss from investment operations  . . . . . . . .       2.60         (0.04)
                                                        ----------   ----------
Less dividends and distributions:
 Dividends from net investment income  . . . . . . . .      (0.30)        (0.22)
 Distributions in excess of net investment income  . .      (0.00)        (0.02)
                                                        ----------   ----------
Total dividends and distributions  . . . . . . . . . .      (0.30)        (0.24)
Net change in net asset value  . . . . . . . . . . . .       2.30         (0.28)
                                                        ----------   ----------
Net asset value, end of period . . . . . . . . . . . .     $12.02        $ 9.72
                                                        ----------   ----------
                                                        ----------   ----------
Total return (excludes sales charge) . . . . . . . . .       27.45%       (0.40)%(++)
Ratios/supplemental data:
 Net assets, end of period (000s)  . . . . . . . . . .      $1,082        $ 543
 Ratio of expenses to average net assets . . . . . . .        0.72%        0.68%(+)
 Ratio of net investment income to average
  net assets . . . . . . . . . . . . . . . . . . . . .        3.14%        3.70%(+)
 Ratio of expenses to average net assets(**) . . . . .        4.20%        2.50%(+)
 Ratio of net investment income to average
  net assets(**) . . . . . . . . . . . . . . . . . . .       (0.34)%       1.88%(+)
 Portfolio turnover  . . . . . . . . . . . . . . . . .          87%          33%
______________________
 (*) For the period April 11, 1994 (commencement of operations) through
     November 30, 1994.
(**) During the period, certain fees were volunarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (+) Annualized.
(++) Unannualized.


                            EMERALD SHORT-TERM FIXED INCOME FUND


Financial highlights for a Retail Share of the Short-Term Fixed Income Fund outstanding throughout each of the periods indicated:



                                                        Year Ended November 30,
                                                        -----------------------
                                                           1995        1994(*)
                                                        ----------   ----------
Net asset value, beginning of period . . . . . . . . .      $ 9.74       $10.00
                                                        ----------   ----------
Income From investment operations:
 Net investment income . . . . . . . . . . . . . . . .        0.57         0.32
 Net unrealized gains (losses)on securities. . . . . .        0.40        (0.26)
                                                        ----------   ----------
 Total gains from investment operations  . . . . . . .        0.97         0.06
Dividends from net investment income . . . . . . . . .       (0.57)       (0.32)

Net change in net asset value  . . . . . . . . . . . .        0.40        (0.26)
                                                        ----------   ----------
Net asset value, end of period . . . . . . . . . . . .      $10.14       $ 9.74
                                                        ----------   ----------
                                                        ----------   ----------

Total return (excludes sales charge) . . . . . . . . .       10.25%        0.65%(++)
Ratios/supplemental data:
 Net assets, end of period (000s)  . . . . . . . . . .        $343         $223
 Ratio of expenses to average net assets . . . . . . .        0.71%        0.67%(+)
 Ratio of net investment loss to average net assets. .        5.72%        5.20%(+)
 Ratio of expenses to average net assets(**) . . . . .        9.10%        2.50%(+)
 Ratio of net investment income to average net
   assets(**). . . . . . . . . . . . . . . . . . . . .       (2.67)%       3.36%(+)
 Portfolio turnover  . . . . . . . . . . . . . . . . .          33%           0%
______________________
 (*) For the period April 11, 1994 (commencement of operations) through
     November 30, 1994.
(**) During the period, certain fees were volunarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (+) Annualized.
(++) Unannualized.


                           EMERALD U.S. GOVERNMENT SECURITIES FUND



Financial highlights for a Retail Share of the U.S. Government Securities Fund outstanding throughout each of the periods indicated:




                                                                        Year  Ended                     Period Ended
                                           ----------------------------------------------------------   ------------
                                           November 30,    November 30,   November 30,   November 30,   November 30,
                                                1995           1994           1993          1992           1991(*)
                                           ------------    ------------   ------------   ------------   ------------
Net asset value, beginning of
 period . . . . . . . . . . . . . . . . .       $9.72         $10.79         $10.52         $10.46         $10.00
                                           ------------    ------------   ------------   ------------   ------------
Income from investment
 operations:
 Net investment income  . . . . . . . . .        0.64           0.58           0.66           0.77           0.27
 Net realized and unrealized
  gains (losses) on securities. . . . . .        0.67          (0.94)          0.41           0.12           0.46
                                           ------------    ------------   ------------   ------------   ------------
 Total income (loss) from
  investment operations . . . . . . . . .        1.31          (0.36)          1.07           0.89           0.73
                                           ------------    ------------   ------------   ------------   ------------
Less dividends and distributions:
 Dividends from net investment
  income  . . . . . . . . . . . . . . . .       (0.64)         (0.58)         (0.66)         (0.77)         (0.27)
 Distributions in excess of
  net investment income . . . . . . . . .       (0.00)         (0.01)         (0.00)         (0.00)         (0.00)
 Distributions from net realized
  gains on securities . . . . . . . . . .       (0.00)         (0.10)         (0.14)         (0.06)         --
   Distributions in excess of net
  realized gains  . . . . . . . . . . . .       (0.00)         (0.02)         (0.00)         (0.00)         (0.00)
                                           ------------    ------------   ------------   ------------   ------------
 Total dividends and
  distributions . . . . . . . . . . . . .       (0.64)         (0.71)         (0.80)         (0.83)         (0.27)
                                           ------------    ------------   ------------   ------------   ------------
Net change in net asset value . . . . . .        0.67          (1.07)          0.27           0.06           0.46
                                           ------------    ------------   ------------   ------------   ------------
Net asset value, end of period  . . . . .      $10.39         $ 9.72         $10.79         $10.52         $10.46
                                           ------------    ------------   ------------   ------------   ------------
                                           ------------    ------------   ------------   ------------   ------------
Total return  . . . . . . . . . . . . . .       13.85%         (3.45)%        10.40%          8.79%          7.34%(++)
Ratios/supplemental data:
 Net assets, end of period
  (000s)  . . . . . . . . . . . . . . . .     $26,912        $30,855       $145,328        $94,006        $34,693
 Ratio of expenses to average
  net assets  . . . . . . . . . . . . . .        1.27%          0.98%          0.64%          0.28%            --
 Ratio of net investment income
  to average net assets . . . . . . . . .        7.02%          5.68%          5.91%          7.18%          7.88%(+)
 Ratio of expenses to average
  net assets(**). . . . . . . . . . . . .            (a)        1.09%          1.06%          0.99%          1.47%(+)
 Ratio of net investment income
  to average net assets(**) . . . . . . .            (a)        5.57%          5.49%          6.42%          6.41%(+)
 Portfolio turnover . . . . . . . . . . .          89%           133%            72%            50%            34%
______________________
 (*) For the period July 31, 1991 (commencement of operations) through
     November 30, 1991.
(**) During the period, certain fees were volunarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (+) Annualized.
(++) Not Annualized.
 (a) There were no waivers or reimbursements during the period.


                              EMERALD MANAGED BOND FUND


Financial highlights for a Retail Share of the Managed Bond Fund outstanding throughout each of the periods indicated:



                                                       Year Ended November 30,
                                                       -----------------------
                                                           1995      1994(*)
                                                       ----------   ----------
Net asset value, beginning of period . . . . . . . . .     $ 9.54       $10.00
                                                       ----------   ----------
Income from investment operations:
 Net investment income   . . . . . . . . . . . . . . .       0.66         0.43
 Net realized and unrealized gains (losses)
  on securities  . . . . . . . . . . . . . . . . . . .       1.05        (0.46)
                                                       ----------   ----------
Total gains (losses) from investment
  operations . . . . . . . . . . . . . . . . . . . . .       1.71        (0.03)
                                                       ----------   ----------
Less dividends and distributions:
 Dividends from net investment income  . . . . . . . .      (0.66)       (0.41)
 Distributions in excess of net investment income  . .      (0.00)       (0.02)
                                                       ----------   ----------
Total dividends and distributions  . . . . . . . . . .      (0.66)       (0.43)
                                                       ----------   ----------
Net change in net asset value  . . . . . . . . . . . .       1.05        (0.46)

Net asset value, end of period . . . . . . . . . . . .     $10.59       $ 9.54
                                                       ----------   ----------
Total return . . . . . . . . . . . . . . . . . . . . .      18.47%       (0.35)%(++)
Ratios/supplemental data:
 Net assets, end of period (000s). . . . . . . . . . .     $  820         $609
 Ratio of expenses to average net assets . . . . . . .       0.71%        0.65%(+)
 Ratio of net investment income to average net assets .      6.49%        6.29%(+)
 Ratio of expenses to average net assets(**) . . . . .       3.17%        2.50%(+)
 Ratio of net investment income to average
   net assets(**). . . . . . . . . . . . . . . . . . .       4.03%        4.44%(+)
 Portfolio turnover  . . . . . . . . . . . . . . . . .         92%          83%

______________________
 (*) For the period April 11, 1994 (commencement of operations) through
     November 30, 1994.
(**) During the period, certain fees were volunarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (+) Annualized.
(++) Unannualized.

                            EMERALD FLORIDA TAX-EXEMPT FUND


Financial highlights for a Retail Share of the Florida Tax-Exempt Fund outstanding throughout each of the periods indicated:




                                                           Year Ended                     Period Ended
                                  -----------------------------------------------------   ------------
                                  November 30,  November 30,  November 30,  November 30,  November 30,
                                      1995          1994          1993           1992        1991(*)
                                  ------------  -----------   ------------  ------------  ------------
Net asset value, beginning of
 period . . . . . . . . . . . .      $ 9.87        $ 11.33      $   10.55       $ 10.14     $ 10.00
                                     ------        -------      ---------       -------     -------
Income from investment
 operations:
 Net investment income. . . . .        0.54           0.53           0.61          0.68        0.21
 Net realized and unrealized
  gains (losses) on
  securities  . . . . . . . . .        1.22          (1.37)          0.78          0.45        0.14
                                     ------        -------      ---------       -------     -------
 Total income (losses) from
  investment operations . . . .        1.76          (0.84)          1.39          1.13        0.35
                                     ------        -------      ---------       -------     -------
Less dividends and distributions:
 Dividends from net investment
  income  . . . . . . . . . . .       (0.54)         (0.53)         (0.61)        (0.68)      (0.21)
 Distributions from net realized
  gains on securities . . . . .       (0.00)         (0.09)           --          (0.04)        --
                                     ------        -------      ---------       -------     -------
 Total dividends and
  distributions . . . . . . . .       (0.54)         (0.62)         (0.61)        (0.72)      (0.21)
                                     ------        -------      ---------       -------     -------
Net change in net asset value .        1.22          (1.46)          0.78          0.41        0.14
                                     ------        -------      ---------       -------     -------
Net asset value, end of period       $11.09          $9.87         $11.33       $ 10.55     $ 10.14
                                     ------        -------      ---------       -------     -------
                                     ------        -------      ---------       -------     -------
Total return  . . . . . . . . .       18.17%         (7.75%)        13.37%        11.51%       3.49%(++)
Ratios/supplemental data:
 Net assets, end of period
  (000s)  . . . . . . . . . . .     $94,017       $109,426       $207,764      $106,946     $10,589
 Ratio of expenses to average
  net assets  . . . . . . . . .        1.07%          0.96%          0.65%         0.25%        --
 Ratio of net investment income
  to average net assets . . . .        5.08%          4.96%          5.32%         6.39%       6.40%(+)
  Ratio of expenses to
    average net assets(**). . .           (a)         1.04%          1.00%         1.21%       3.42%(+)
 Ratio of net investment
  income to average net
  assets(**). . . . . . . . . .           (a)         4.88%          4.97%         5.43%       2.98%(+)
 Portfolio turnover . . . . . .          89%            89%            48%          105%         45%

______________________
 (*) For the period August 1, 1991 (commencement of operations) through
     November 30, 1991.
(**) During the period, certain fees were volunarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (+) Annualized.
(++) Not Annualized.
 (a) There were no waivers or reimbursements during the period.

                              EMERALD PRIME FUND


Financial highlights for an Retail Share of the Prime Fund outstanding throughout each of the periods indicated:



                                                        Year Ended
                            -------------------------------------------------------- Period Ended
                            November 30,   November 30,   November 30, November 30, November 30,
                                1995           1994           1993         1992         1991(*)
                            ------------   ------------   ------------ ------------ -------------
Net asset value, beginning
  of period . . . . . . . .    $1.0000       $ 0.9999       $ 1.0001     $ 1.0000     $ 1.0000
                               -------       --------       --------     --------     --------
Income from investment
 operations:
 Net investment income  . .     0.0515         0.0339         0.0266       0.0356       0.0181
 Net realized gains (losses)
 on securities  . . . . . .     0.0002        (0.0028)       (0.0001)      0.0001       0.0001
                               -------       --------       --------     --------     --------
 Total from investment
  operations  . . . . . . .     0.0517         0.0311         0.0265       0.0357       0.0181
                               -------       --------       --------     --------     --------
Less dividends and
 distributions:
 Dividends from net
   investment income  . . .    (0.0515)       (0.0339)       (0.0266)      (0.0356)    (0.0181)
 Distributions from net
   realized gains on
   securities . . . . . . .    (0.0000)       (0.0000)       (0.0001)      (0.0000)    (0.0000)
                               -------       --------       --------     --------     --------
 Total dividends and
   distributions  . . . . .    (0.0515)       (0.0339)       (0.0267)      (0.0356)    (0.0181)
                               -------       --------       --------     --------     --------
Voluntary capital
 contribution . . . . . . .     0.0000         0.0029         0.0000        0.0000      0.0000
                               -------       --------       --------     --------     --------
Net change in net
 asset value  . . . . . . .     0.0002         0.0001        (0.0002)       0.0001      0.0000
                               -------       --------       --------     --------     --------
Net asset value,
 end of period  . . . . . .    $1.0002       $ 1.0000       $ 0.9999      $ 1.0001    $ 1.0000
                               -------       --------       --------     --------     --------
Total return  . . . . . . .       5.27%          3.44%          2.70%         3.62%       1.82%(++)
Ratios/supplemental data:
 Net assets, end
   of period (000s) . . . .   $444,928       $208,714       $181,155       $96,730     $16,465
 Ratio of expenses
   to average net
   assets . . . . . . . . .       0.90%          0.88%          0.86%         0.87%       0.90%(**)(+)
 Ratio of net investment
   income to average
   net assets . . . . . . .       5.13%          3.40%          2.63%         3.33%       4.80%(**)(+)
 Ratio of expenses to
   average net assets(**) .       0.93%           (a)            (a)           (a)        0.91%(+)
 Ratio of net investment
   income to average
   net assets(**) . . . . .       5.10%           (a)            (a)           (a)        4.79%(+)

______________________
 (*)  For the period July 29, 1991 (initial offering date) through
      November 30, 1991.
(**) During the period, certain fees were volunarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (+)  Annualized.
(++)  Not Annualized.
 (a)  There were no waivers or reimbursements during the period.

                           EMERALD TREASURY FUND


Financial highlights for an Retail Share of the Treasury Fund outstanding throughout each of the periods indicated:



                                                    Year Ended
                           -------------------------------------------------------  Period Ended
                           November 30,  November 30,  November 30,  November 30,  November 30,
                               1995          1994          1993          1992          1991(*)
                           ------------  ------------  ------------  ------------  -------------
Net asset value, beginning
 of period  . . . . . . . .   $0.9999      $ 1.0000      $ 1.0000      $ 1.0000      $ 1.0000
                            ---------      --------      --------      --------      --------
Income from investment
 operations:
 Net investment income  . .    0.0498        0.0316        0.0241        0.0318        0.0162
 Net realized (loss)
   on securities  . . . . .   (0.0003)      (0.0001)       0.0000        0.0000        0.0000
                            ---------      --------      --------      --------      --------
 Total income from
   investment
   operations . . . . . . .    0.0495        0.0315        0.0241        0.0318        0.0162
                            ---------      --------      --------      --------      --------
 Dividends from net
   investment income  . . .   (0.0498)      (0.0316)      (0.0241)      (0.0318)      (0.0162)
                            ---------      --------      --------      --------      --------
 Net change in net
   asset value  . . . . . .   (0.0003)      (0.0001)       0.0000        0.0000        0.0000
                            ---------      --------      --------      --------      --------
Net asset value,
   end of period  . . . . .   $0.9996      $ 0.9999      $ 1.0000      $ 1.0000      $ 1.0000
                            ---------      --------      --------      --------      --------
                            ---------      --------      --------      --------      --------
Total return  . . . . . . .      5.10%         3.21%         2.44%         3.23%         1.63%(++)
Ratios/supplemental data:
 Net assets, end
   of period (000s) . . . .   $49,047       $32,444       $21,362       $ 3,762       $ 1,099
 Ratio of expenses
   to average net
   assets . . . . . . . . .      0.90%         0.90%         0.90%         0.88%         0.90%(**)(+)
 Ratio of net investment
   income to average
   net assets . . . . . . .      4.98%         3.13%         2.42%         3.12%         4.34%(**)(+)
 Ratio of expenses to
   average net assets(**) .      1.04%         1.00%          (a)           (a)          0.91%(+)
 Ratio of net investment
   income to average
   net assets(**) . . . . .      4.84%         3.03%          (a)           (a)          4.33%(+)

______________________
 (*)  For the period July 29, 1991 (initial offering date) through
      November 30, 1991.
(**) During the period, certain fees were volunarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (+)  Annualized.
(++)  Not Annualized.
 (a)  There were no waivers or reimbursements during the period.

                          EMERALD TAX-EXEMPT FUND


Financial highlights for an Retail Share of the Tax-Exempt Fund outstanding throughout each of the periods indicated:



                                                    Year Ended
                           -------------------------------------------------------  Period Ended
                           November 30,  November 30,  November 30,  November 30,  November 30,
                               1995          1994          1993         1992(***)      1991(*)
                           ------------  ------------  ------------  ------------  -------------
Net asset value, beginning
  of period   . . . . . . .   $0.9999      $ 0.9999      $ 0.9998      $ 0.9998      $ 0.9998
                              -------      --------      --------      --------      --------
Income from investment
  operations:
 Net investment income  . .    0.0305        0.0192        0.0164        0.0240        0.0126
 Net realized and
   unrealized gains
   on securities  . . . . .   (0.0003)       0.0000        0.0001        0.0000        0.0000
                              -------      --------      --------      --------      --------
 Total income from
   investment
   operations . . . . . . .    0.0302        0.0192        0.0165        0.0240        0.0126
                              -------      --------      --------      --------      --------
 Dividends from net
   investment income  . . .   (0.0305)      (0.0192)      (0.0164)      (0.0240)      (0.0126)
 Net change in net
   asset value  . . . . . .   (0.0003)       0.0000        0.0001        0.0000        0.0000
                              -------      --------      --------      --------      --------
Net asset value,
   end of period  . . . . .   $0.9996      $ 0.9999      $ 0.9999      $ 0.9998      $ 0.9998
                              -------      --------      --------      --------      --------
                              -------      --------      --------      --------      --------

Total return  . . . . . . .      3.09%         1.94%         1.65%         2.43%         0.96%(++)
Ratios/supplemental data:
 Net assets, end
   of period (000s) . . . .   $38,243       $38,123       $45,609       $16,477       $ 1,155
Ratio of expenses
   to average net
   assets . . . . . . . . .      0.90%         0.90%         0.90%         0.90%         0.87%(+)
 Ratio of net investment
   income to average
   net assets . . . . . . .      3.04%         1.90%         1.62%         2.21%         3.42%(+)
 Ratio of expenses to
   average net assets(**) .      1.15%         1.02%         1.06%         1.07%         0.97%(+)
 Ratio of net investment
   income to average
   net assets(**) . . . . .      2.79%         1.78%         1.46%         2.04%         3.32%(+)

______________________
  (*)    For the period July 29, 1991 (initial offering date) through
         November 30, 1991.
 (**) During the period, certain fees were volunarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(***) Effective April 22, 1992, Wilmington Trust Company's wholly-owned subsidiary, Rodney Square Management Corporation, became the Fund's investment sub-adviser.
  (+)    Annualized.
 (++)    Not Annualized.

RISK FACTORS, INVESTMENT PRINCIPLES AND POLICIES --


The Funds' investment adviser (the "Adviser") and, with respect to the International Equity and Tax-Exempt Funds, the Funds' sub-advisers (respectively, the "International Equity Fund's Sub-Adviser" and the "Tax-Exempt Fund's Sub-Adviser" and collectively, the "Sub-Advisers") use a range of different investments and investment techniques in seeking to achieve a Fund's investment objective. All Funds do not use all of the investments and investment techniques described below, which involve various risks, and which are also described in the following sections. You should consider which Funds best meet your investment goals. The Adviser and Sub-Advisers will use their best efforts to achieve a Fund's investment objective, although its achievement cannot be assured. An investor should not consider an investment in any Fund to be a complete investment program.


EQUITY FUND


The investment objective of the Equity Fund is to seek long-term capital appreciation by investing primarily in common stocks. The Fund seeks as a secondary objective potential income growth through its investments. The Fund invests primarily in high quality common stocks selected on the basis of fundamental investment value and growth prospects that the Adviser believes exceed those of the general economy. The Fund may also invest up to 15% of its assets in the types of equity securities permissible for the Small Capitalization Fund. These include securities of smaller companies with a market capitalization between $50 million and $2 billion at the time of purchase. Through these investments, the Fund seeks to provide investors with potentially greater long-term rewards than those provided by investments in larger, more established companies. While the smaller capitalization companies may provide opportunities for greater investment gains, they are typically subject to a greater degree of change in business prospects. Additionally, they are traded in lower volume than securities issued by larger companies and may be more volatile than larger capitalization stocks. In making investment decisions, the Adviser assesses factors such as trading liquidity, financial condition, earnings stability, reasonable market valuation and profitability as measured by return on equity.



The Equity Fund will normally invest at least 65% of its total assets in equity securities, with the remainder of its assets in cash or cash equivalents (however, the Fund may invest in cash equivalents without limit for temporary defensive purposes). "Equity securities" are either common stock or preferred stock and debt instruments convertible into common stock. Convertible securities acquired by the Fund may be considered speculative.
The Fund intends, however, to invest only in convertible securities of issuers with proven earnings and/or credit, and not more than 15% of the Fund's total assets will be invested in convertible securities rated below investment grade by a Nationally Recognized Statistical Rating Organization ("NRSRO") at the time of purchase. (A description of applicable ratings is attached to the Statement of Additional Information as Appendix A.) "Cash equivalents" include commercial paper, certificates of deposit, repurchase agreements, variable or floating rate notes, bankers' acceptances, U.S. Government obligations and money market mutual fund shares. Additionally, the Fund may invest, through American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"), up to 25% of the value of its total assets in securities of foreign issuers, and may acquire warrants and similar rights giving the Fund the right (but not the obligation) to buy shares of a company at a given price during a certain period.

EQUITY VALUE FUND



The investment objective of the Equity Value Fund is to seek long-term capital appreciation. Any income is incidental to this objective. The Fund seeks to achieve its investment objective by investing primarily in common stock, preferred stock (including convertible preferred stock) and debt obligations convertible into common stock that the Adviser believes to be undervalued.
The Fund also seeks to purchase stock with a projected price-earnings ratio below that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The Adviser invests less than 25% of the value of the Fund's total assets at the time of purchase in securities of issuers conducting their principal business activities in the same industry.



Under normal market and economic conditions, the Fund invests at least 75% of its total assets in common stock, preferred stock and debt securities convertible into common stock. Equity investments consist primarily of common stock of companies having capitalizations that exceed $100 million. Stocks of these companies generally are listed on a national exchange or are unlisted securities with an established over-the-counter market. In addition, the Fund may hold over types of securities in such proportions as, in the opinion of the Adviser, existing circumstances may warrant, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and other high quality "money market" instruments. The Fund may also hold cash pending investment, during temporary defensive periods or if, in the opinion of the Adviser, suitable stock or convertible debt securities are unavailable. The Fund may also invest up to 25% of its total assets in foreign securities either directly or indirectly through ADRs and EDRs.



INTERNATIONAL EQUITY FUND



The International Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing at least 75% of its total assets in equity securities of foreign issuers. The Fund's assets will be invested at all times in the securities of issuers located in at least three different foreign countries. Although the Fund may earn income from dividends, interest and other sources, income will be incidental to the Fund's investment objective. The Fund emphasizes established companies, although it may invest in companies of various sizes as measured by assets, sales and capitalization.



The Fund may invest in securities of issuers located in a variety of different foreign regions and countries, including, but not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and The United Kingdom. More than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund that is more widely diversified among issuers in different countries. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors.



The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.

The Fund may invest in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities.



Securities issued in certain countries are currently accessible to the Fund only through investment in other investment companies that are specifically authorized to invest in such securities. In addition, the Fund may invest in securities of foreign issuers in the form of ADRs or EDRs.



During temporary defensive periods in response to unusual and adverse conditions affecting the equity markets, or to meet anticipated day-to-day operating expenses, the Fund's assets may be invested in short-term debt instruments. In addition, when the Fund experiences large cash inflows from the issuance of new shares or the sale of portfolio securities, and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities, the Fund may hold short-term investments for a limited time pending availability of suitable equity securities. During normal market conditions, no more than 25% of the Fund's total assets will be invested in short-term debt instruments.



Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. For temporary defensive purposes, the Fund may also invest a major portion of its assets in securities of United States issuers. Less than 25% of the value of the Fund's total assets at the time of purchase will be invested in securities of issuers conducting their principal business activities in the same industry.


SMALL CAPITALIZATION FUND

The investment objective of the Small Capitalization Fund is to provide long-term capital appreciation. The Fund pursues its objective by investing primarily in equity securities such as common stocks and instruments convertible or exchangeable into common stocks. Securities held by the Fund will generally be issued by smaller companies. Smaller companies will be considered those companies with market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the Standard & Poor's 500 Index. The market capitalization of the issuers of securities purchased by the Fund will normally be between $50 million and $2 billion at the time of purchase. In managing the Fund, the Adviser seeks smaller companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, adequate capitalization and fundamental value.


The Fund has been designed to provide investors with potentially greater long-term rewards than those provided by an investment in a fund that seeks capital appreciation from equity securities of larger, more established companies. Since small capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies, they may provide opportunities for greater investment gains as a result of inefficiencies in the marketplace.


Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller capitalized companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of larger capitalization stocks. By maintaining a broadly diversified portfolio, the Adviser will attempt to reduce this volatility.


Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities. In addition to investing in equity securities, the Fund is authorized to invest in cash equivalents to provide cash reserves. The Fund also retains the ability to invest up to 25% of the value of its total assets in foreign securities by utilizing ADRs and EDRS, and may acquire convertible securities, warrants and similar rights.


BALANCED FUND

The investment objective of the Balanced Fund is to provide an attractive investment return through a combination of growth of capital and current income. The Fund seeks to achieve its objective by allocating assets among three major asset groups: equity securities, fixed-income securities and cash equivalences. In pursuing its investment objective, the Adviser will allocate the Fund's assets based upon its evaluation of the relative attractiveness of the major asset groups.


The Fund's policy is to invest at least 25% of the value of its total assets in fixed income securities (including cash equivalents) and no more than 75% in equity securities at all times. The actual percentage of assets invested in fixed income and equity securities will vary from time to time, depending on the Adviser's judgment as to general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments. The Fund will not purchase a security if as a result less than 25% of its total assets will be invested in fixed income securities (including cash equivalents and long-term debt securities, and convertible debt securities and preferred stocks to the extent their value is attributable to their fixed income characteristics).



The Fund's assets may be invested in U.S. Government and agency obligations, corporate bonds, mortgage securities, senior debt securities, preferred stocks and common stocks in such proportions and of such type as are deemed by the Adviser to be best adapted to the current economic and market outlook. The Adviser has incorporated several considerations into its asset allocation decision-making process, including its outlook for future returns on each asset class, inflation, interest rates and long-term corporate earnings growth. Investment returns are normally strongly influenced by these variables and their expected change over time. Therefore, the Adviser will attempt to take advantage of changing economic conditions by increasing or decreasing the ratio of stocks to fixed income obligations or cash equivalents in the Fund. For example, if the Adviser expects more rapid economic growth leading to better corporate earnings in the future, it would normally increase the Fund's equity holdings while reducing its fixed-income and cash equivalent holdings.


The Fund reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 18 months or less) at such times and in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. These short-term obligations include, but are not limited to, commercial paper, bankers' acceptances, certificates of deposit, demand and time deposits of domestic and foreign banks and savings and loan associations, repurchase agreements and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Other types of fixed income securities the Fund may purchase include collateralized mortgage obligations guaranteed by a U.S. Government agency or instrumentality, and U.S. Government-backed trusts that hold obligations of foreign governments and are guaranteed or backed by the full faith and credit of the United States.

Equity securities purchased by the Balanced Fund will be limited to the types that are permissible for the Equity and Small Capitalization Funds. Non-convertible debt obligations will be limited to the types that are permissible investments for the Managed Bond Fund. Convertible securities, foreign securities and other instruments will be acquired in accordance with the limitations described under "Portfolio Investments, Practices and Related Risks."

The Fund may also invest, through ADRs and EDRs, up to 25% of the value of its total assets in securities of foreign issuers, and may invest in warrants and similar rights.

SHORT-TERM FIXED INCOME AND MANAGED BOND FUNDS

The Short-Term Fixed Income and Managed Bond Funds offer two alternatives for participating in the fixed income securities markets. The average weighted maturity of the Short-Term Fixed Income Fund is shorter than that of the Managed Bond Fund. Both Funds are subject to the same quality requirements.

The investment objective of the Short-Term Fixed Income Fund is to seek consistently positive current income with relative stability of principal by investing in investment grade securities and high quality money market instruments. The investment objective of the Managed Bond Fund is to seek a high level of current income and, secondarily, capital appreciation. While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions the average weighted maturity of the Short-Term Fixed Income Fund will not exceed three years and the average weighted maturity of the Managed Bond Fund will be ten years or more.

Each Fund invests substantially all of its assets in debt obligations such as bonds, debentures and cash equivalents, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, debt obligations of domestic and foreign corporations, debt obligations of foreign, state and local governments and their political subdivisions, and asset-backed securities, including various collateralized mortgage obligations and other mortgage-related securities. The Funds will purchase only those securities which are considered to be investment grade or better by at least one NRSRO or, if unrated, of comparable quality. In addition, during normal market conditions at least 65% of each Fund's total assets will be invested in debt obligations rated "A" or better by at least one NRSRO (or unrated obligations determined to be of comparable quality). Obligations rated in the lowest of the top four rating categories ("BBB" or "Baa") have certain speculative characteristics and are subject to more credit and market risk than securities with higher ratings.

Most obligations acquired by the Funds will be issued by companies or governmental entities located within the U.S. Up to 35% of the total assets of each Fund may, however, be invested in U.S. dollar-denominated debt obligations of foreign issuers.

In acquiring particular portfolio securities, the Adviser will consider, among other things, historical yield relationships between corporate and government securities, intermarket yield relationships among various industry sectors, current economic cycles and the attractiveness and creditworthiness of particular issuers. Depending upon the Adviser's analysis of these and other factors, a Fund's holdings in issuers in particular industry sectors may be overweighted or underweighted when compared to the relative industry weightings in recognized indices.

Due to its short-term average weighted maturity, the Short-Term Fixed Income Fund may generally acquire high-quality cash equivalents and repurchase agreements of the types described below under "Portfolio Instruments, Practices and Related Risks" without limitation. Normally at least 65% of the Managed Bond Fund's total assets will be invested in bonds, debentures, mortgage and other asset-related securities, zero coupon bonds and convertible debentures. The Managed Bond Fund may, however, invest without limitation in short-term investments to meet anticipated redemption requests, or as a temporary defensive measure if the Adviser determines that market conditions warrant.

The Funds may also invest in obligations convertible into common stocks, and may acquire common stocks, warrants or other rights to buy shares if they are attached to a fixed income obligation. Common stock received through the conversion of convertible debt obligations will normally be sold. For a further description of the Funds' policies with respect to convertible securities, foreign securities and other investments see "Portfolio Instruments, Practices and Related Risks."

U.S. GOVERNMENT SECURITIES FUND


The investment objective of the U.S. Government Securities Fund is to seek consistently positive income by investing principally in U.S. Government securities and repurchase agreements collateralized by such securities. The Fund will always invest at least 65% of its total assets in such instruments under normal market conditions. There is no minimum or maximum maturity for securities held, although the Fund expects that (except during temporary defensive periods or unusual market conditions) its dollar-weighted average portfolio maturity will be between five and ten years. The Fund may invest in a variety of U.S. Government securities, including U.S. Treasury bonds, notes and bills, and obligations of a number of U.S. Government agencies and instrumentalities. The Fund may also invest in interests in the foregoing securities, including collateralized mortgage obligations issued or guaranteed by a U.S. Government agency or instrumentality.


Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities have historically had a very low risk of loss of principal if held to maturity. The Fund, however, can give no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not legally obligated to do so. The value of the Fund's portfolio (and consequently its shares) is expected to fluctuate inversely to changes in the direction of interest rates.

FLORIDA TAX-EXEMPT FUND

The primary investment objective of the Florida Tax-Exempt Fund is to seek to provide high tax-free income and current liquidity. The potential for long-term capital appreciation is considered to be a secondary objective. In seeking to attain its objectives, the Fund invests its assets primarily in municipal obligations that are rated investment grade or above by one or more NRSROs at the time of purchase. The Fund may also acquire tax-exempt commercial paper, municipal notes and tax-exempt variable rate demand obligations that are rated in the highest rating category by an NRSRO. Obligations purchased by the Fund that have not been assigned a rating will be determined by the Adviser to be of comparable quality. Although obligations rated BBB or Baa (the lowest ratings permitted for the Fund) are considered to be investment grade, they have speculative characteristics and are subject to more credit and market risk than securities with higher ratings. If a portfolio security ceases to be rated investment grade by at least one NRSRO, the security will be sold in an orderly manner as quickly as possible.

The Adviser hopes to use market opportunities (caused by things such as temporary differences between the yields on securities) to achieve a better performance than what might be obtained by investing in an unmanaged portfolio of municipal securities. The Florida Tax-Exempt Fund will invest at least 80% of its net assets in securities the interest on which is exempt from regular federal income tax, except during defensive periods or periods of unusual market conditions. In addition, under normal conditions the Fund will invest at least 65% of its net assets in securities issued by the state of Florida and its municipalities, counties and other taxing districts, as well as in other securities exempt from the Florida intangibles tax. Under normal market conditions the Fund may invest up to 20% of its net assets taxable instruments, including certain so-called private activity bonds which are a type of obligation that, although exempt from regular federal income tax, may be subject to the federal alternative minimum tax. From time to time the Fund may hold cash reserves that do not earn income. Although the Fund has the flexibility to invest in municipal obligations with short, medium or long maturities, the Adviser expects that under normal conditions the Fund will invest primarily in obligations that have remaining maturities of more than ten years.

PRIME FUND, TREASURY FUND AND TAX-EXEMPT FUND


The investment objective of both the Prime and Treasury Fund is to seek to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value. The Prime Fund pursues its objective by investing in a broad range of government, bank and corporate obligations that can be found in the money markets. The Treasury Fund seeks to achieve its objective by investing in obligations that the U.S. Government has issued or to which the U.S. Government has pledged its full faith and credit to guarantee the payment of principal and interest. You should note, however, that shares of the Treasury Fund are not themselves issued or guaranteed by the U.S. Government or any of its agencies. U.S. Government obligations include Treasury bills, certain Treasury strips, certificates of indebtedness, notes and bonds, and obligations of other agencies and instrumentalities that are backed by the U.S. Treasury. It is the Treasury Fund's policy that under normal conditions it will invest 65% or more of its total assets in U.S. Treasury obligations and repurchase agreements for which such obligations serve as collateral.


The investment objective of the Tax-Exempt Fund is to seek to provide a high level of current income that is exempt from federal income taxes, consistent with liquidity, the preservation of capital and a stable net asset value. The Fund invests in high quality debt obligations of states, territories and possessions of the United States and the District of Columbia, and of their agencies, authorities, instrumentalities and political sub-divisions ("municipal obligations"). Under normal circumstances the Fund invests 80% or more of its assets in these municipal obligations. The Fund may also invest up to 20% of its total assets in municipal obligations subject to the federal alternative minimum tax. Otherwise the Fund will not knowingly purchase securities the interest on which is subject to federal tax. Cash may temporarily be held uninvested (and thus not earn income) if market or economic conditions are unfavorable.

Each of these Funds (the "Money Market Funds") invests only in U.S. dollar-denominated securities that mature in thirteen months or less (with certain exceptions). The dollar-weighted average portfolio maturity of each Fund may not exceed ninety days. In accordance with the current rules of the Securities and Exchange Commission, the Prime Fund intends to limit its purchases in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) to no more than 5% of its total assets at the time of purchase, which the exception that up to 25% of its total assets may be invested in the securities of any single issuer for up to three business days. Emerald Funds intends to use its best efforts to maintain the net asset value of the Money Market Funds at

$1.00 per share, although there is no assurance that it will be able to do so on a continuous basis.

Instruments acquired by the Prime Fund will be U.S. Government securities or other "First Tier Securities," while the Tax Exempt Fund will invest only in "First Tier Securities." The term "First Tier Securities" has a technical definition given by the Securities and Exchange Commission, but such term generally refers to securities that the Adviser (or Sub-Adviser) has determined, under guidelines established by the Board of Trustees, present minimal credit risks, and have the highest short-term debt ratings at the time of purchase by one (if rated by only one) or more NRSROs. Unrated instruments (including instruments with long-term but no short-term ratings) will be of comparable quality as determined by the Adviser (or Sub-Adviser) under guidelines approved by the Board of Trustees and the Adviser. A description of applicable ratings is attached to the Statement of Additional Information as Appendix A.


PORTFOLIO INSTRUMENTS, PRACTICES AND RELATED RISKS


SPECIAL RISK CONSIDERATIONS



- FOREIGN SECURITIES. There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.



Although the International Equity Fund will invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares will fluctuate with the U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange-rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.



Certain of the risks associated with investments in foreign securities are heightened with respect to investments in developing countries and fledgling democracies. The risks of expropriation, nationalism and social, political and economic instability are greater in those countries than in more developed capital markets.



- AMERICAN AND EUROPEAN DEPOSITORY RECEIPTS. The International Equity Fund may invest up to 100% of its total assets and the Equity, Equity Value, Small

Capitalization and Balanced Funds may invest up to 25% of their total assets in ADRs and EDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. ADRs and EDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to a Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs and EDRs involve risks similar to those accompanying direct investments in foreign securities.



- U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS. The Treasury Fund may invest in U.S. Government obligations as described above. Each of the other Funds, except the Tax-Exempt Fund, may also invest in securities issued or guaranteed by the U.S. Government, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities or in other money market instruments, including bank obligations and commercial paper. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, like the Export-Import Bank, are supported by the issuer's right to borrow from the Treasury; others, including the Federal National Mortgage Association, are backed by the discretionary ability of the U.S. Government to purchase the entity's obligations; and still others like the Student Loan Marketing Association, are backed solely by the issuer's credit. U.S. Government obligations also include U.S. Government-backed trusts that hold obligations of foreign governments and are guaranteed or backed by the full faith and credit of the United States. There is no assurance that the U.S. Government would provide support to a U.S. Government-sponsored entity were it not required to do so by law. Some of these instruments may be variable or floating rate instruments.


- ASSET-BACKED SECURITIES. The Balanced, Short-Term Fixed Income, Managed Bond and Prime Funds may invest in asset-backed securities (i.e., securities backed by installment sale contracts, credit card receivables or other assets). In addition, each of these Funds, as well as the U.S. Government Securities Fund, may invest in U.S. Government securities that are backed by adjustable or fixed rate mortgage loans. The average life of an asset-backed instrument varies with the maturities of the underlying instruments. In the case of mortgages, maturities may be a maximum of forty years. The average life of an asset-backed instrument is likely to be substantially less than the original maturity of the asset pools underlying the security as the result of scheduled principal payments and prepayments. This may be particularly true for mortgage-backed securities. The rate of such prepayments, and hence the life of the security, will be primarily a function of current market rates and current conditions in the relevant market. In calculating the average weighted maturity of a Fund's portfolio (except the Prime Fund), the maturity of asset-backed instruments will be based on estimates of average life. The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent a Fund purchases asset-backed securities at a premium, prepayments (which often may be made at any time without penalty) may result in some loss of a Fund's principal investment to the extent of any premiums paid.

Presently there are several types of mortgage-backed securities issued or guaranteed by U.S. Government agencies, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as a real estate mortgage investment conduits, or REMICS. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Although the relative payment rights of these classes can be structured in a number of different ways, most often payments of principal are applied to the CMO classes in the order of their respective stated maturities. CMOs can expose a Fund to more volatility and interest rate risk than other types of asset-backed obligations.

- MUNICIPAL OBLIGATIONS. The Florida Tax-Exempt and Tax-Exempt Funds will invest primarily in municipal obligations. The Balanced, Short-Term Fixed Income, Managed Bond and Prime Funds may also invest in municipal obligations. These securities may be advantageous for these Funds when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other securities the particular Fund can purchase. Dividends paid by these Funds, other than the two Tax-Exempt Funds that come from interest on municipal obligations will be taxable to shareholders.

The two main types of municipal obligations are "general obligation" securities (which are secured by the issuer's full faith, credit and taxing power) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or other specific revenue source). A third type of municipal obligation, normally issued by special purpose public authorities, is known as a "moral obligation" security because if the issuer cannot meet its obligations it then draws on a reserve fund, the restoration of which is not a legal requirement. Private activity bonds (such as bonds issued by industrial development authorities) are usually revenue securities issued by or for public authorities to finance a privately operated facility.



Within the principal classifications described above there are a variety of categories including municipal leases and certificates of participation. Municipal lease obligations are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligations to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Adviser (or the Sub-Adviser for the Tax-Exempt Fund), under the supervision of the Board of Trustees, will determine the credit quality of any unrated municipal leases on an on-going basis, including an assessment of the likelihood that the lease will not be cancelled.


In many cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal obligation is tax-exempt and, accordingly, purchases of such securities are based on the opinion of counsel to the sponsors of the instruments. Emerald Funds, the Adviser and the Sub-Adviser rely on these opinions and do not intend to review the basis for them.


Municipal obligations purchased by the Balanced, Short-Term Fixed Income, Managed Bond, Prime and the two Tax-Exempt Funds may be backed by letters of credit or guarantees issued by domestic or foreign banks and other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or a guarantee with respect to a municipal obligation held by a Fund could have an adverse effect on a Fund's portfolio and the value of its shares. As described above under "Foreign Securities," foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations.



- CORPORATE OBLIGATIONS. The Balanced, Short-Term Fixed Income, Managed Bond and Prime Funds, and, to a limited extent, the Equity, Equity Value, International Equity and Small Capitalization Funds, may purchase corporate bonds and cash equivalents that meet a Fund's quality and maturity limitations. These investments may include obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, Eurobonds, which are U.S. dollar-denominated obligations of foreign issuers, Yankee bonds, which are U.S. dollar-denominated bonds issued by foreign issuers in the U.S., and equipment trust certificates.


Cash equivalents, such as commercial paper and other similar obligations purchased by a Fund that have an original maturity of thirteen months or less, will either have short-term ratings at the time of purchase in the top category by one or more NRSROs or be issued by issuers with such ratings. Unrated instruments of these types purchased by a Fund will be determined to be of comparable quality.


- BANK OBLIGATIONS. The Balanced, Short-Term Fixed Income, Managed Bond and Prime Funds, and, to a limited extent, the Equity, Equity Value, International Equity and Small Capitalization Funds, may purchase CDs, bankers' acceptances, notes and time deposits issued or supported by U.S. or foreign banks and savings institutions that have total assets of more than $1 billion. These Funds may also invest in CDs and time deposits of domestic branches of U.S. banks that have total assets of less than $1 billion if the CDs and time deposits are insured by the FDIC. Investments in foreign banks and foreign branches of U.S. banks will not make up more than 25% of a Fund's total assets when the investment is made. (To the extent permitted by the SEC, bank obligations of U.S. branches of foreign banks will be considered to be investments in U.S. banks for purposes of this calculation.) These Funds may also make interest-bearing savings deposits in amounts not exceeding 5% of their total assets.



- REPURCHASE AGREEMENTS. Each Fund, except the two Tax-Exempt Funds, may buy portfolio securities subject to the seller's agreement to repurchase them at an agreed upon time and price. These transactions are known as repurchase agreements. A Fund will enter into repurchase agreements only with financial institutions deemed to be creditworthy by the Adviser or Sub-Adviser, pursuant to guidelines established by the Board of Trustees. During the term of any repurchase agreement, the Adviser or Sub-Adviser will monitor the creditworthiness of the seller, and the seller must maintain the value of the securities subject to the agreement in an amount that is greater than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays connected with the disposition of the underlying obligations. Because of the seller's repurchase obligations, the securities subject to repurchase agreements do not have maturity limitations.



- VARIABLE AND FLOATING RATE INSTRUMENTS. Each Fund may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes, which are instruments under which the indebtedness, as well as the interest rate, varies. For the Prime and Tax-Exempt Money Market Funds only, if rated, variable and floating rate instruments must be rated in the highest short-term rating category by an NRSRO. If unrated, such instruments will need to be determined to be of comparable quality. Unless guaranteed by the U.S. Government or one of its agencies or instrumentalities, variable or floating rate instruments purchased by the Money Market Funds must permit a Fund to demand payment of the instrument's principal at least once every thirteen months. Because of the absence of a market in which to resell a variable or floating rate instrument, a Fund might have trouble selling an instrument should the issuer default or during periods when a Fund is not permitted by agreement to demand payment of the instrument, and for this or other reasons a loss could occur with respect to the instrument.



- STRIPPED SECURITIES. Each Fund, except the Tax-Exempt Fund, may invest in instruments known as "stripped" securities. These instruments include U.S. Treasury bonds and notes and federal agency obligations on which the unmatured interest coupons have been separated from the underlying obligation. These obligations are usually issued at a discount to their "face value," and because of the manner in which principal and interest are returned may exhibit greater price volatility than more conventional debt securities. The Treasury Fund's investments in these obligations will be limited to "interest only" stripped securities that have been issued by a federal instrumentality known as the Resolution Funding Corporation and other stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal Securities Program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Each Fund, except the Treasury Fund, may also invest in instruments that have been stripped by their holder, typically a custodian bank or investment brokerage firm, and then resold in a custodian receipt program under names you may be familiar with such as TIGRs and CATS.



In addition, each Fund, except the Florida Tax-Exempt, Tax-Exempt and Treasury Funds, may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. SMBS, in particular, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. If the underlying obligations experience greater than anticipated prepayments, a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by Emerald Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's per share net asset value.



Although stripped securities may not pay interest to their holders before they mature, federal income tax rules require a Fund each year to recognize a part of the discount attributable to a security as interest income. This income must be distributed along with the other income a Fund earns. To the extent shareholders request that they receive their dividends in cash rather than reinvesting them, the money necessary to pay those dividends must come from the assets of a Fund or from other sources such as proceeds from sales of Fund shares and/or sales of portfolio securities. The cash so used would not be available to purchase additional income-producing securities, and a Fund's current income could ultimately be reduced as a result.



- BANK INVESTMENT CONTRACTS AND GUARANTEED INVESTMENT CONTRACTS.  The
Balanced, Short-Term Fixed Income, Managed Bond and Prime Funds may invest in bank investment contracts ("BICs") issued by banks that meet the asset size requirements described above under "Bank Obligations" and may also invest in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies that have assets of $1 billion or more and meet the quality and credit standards established by the Adviser pursuant to guidelines approved by the Board of Trustees. Pursuant to a BIC or GIC, a Fund would make cash contributions to a deposit account at a bank or insurance company. These contracts are general obligations of the issuing bank or insurance company and are paid from the general assets of the issuing entity. In return for its cash contribution, a Fund would receive interest from the issuing entity at either a negotiated fixed or floating rate. Because BICs and GICs are generally not assignable or transferable without the permission of the bank or insurance company involved, and an active secondary market does not currently exist for these instruments, they are considered illiquid securities and are subject to a Fund's limitation on such investments as described below under "Managing Liquidity."


- PARTICIPATIONS AND TRUST RECEIPTS. The Balanced, Short-Term Fixed Income, Managed Bond and Prime Funds may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives a Fund an undivided interest in the security in the proportion that a Fund's participation interest or receipt bears to the total principal amount of the security. Each Fund intends only to purchase participations and trust receipts from an entity or syndicate, and do not intend to serve as a co-lender in any such activity. As to certain instruments for which a Fund will be able to demand payment, a Fund intends to exercise its right to do so only upon a default under the terms of the security, as needed to provide liquidity, or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest or trust receipt may be deemed to be an extension of credit by a Fund to the issuing financial institution rather than to the obligor of the underlying security and may not be directly entitled to the protection of any collateral security provided by the obligor. In such event, the ability of a Fund to obtain repayment could depend on the issuing financial institution.


- WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Fund may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. When-issued purchases and forward purchase commitments are not expected to exceed 25% of the value of a Fund's total assets under normal circumstances. These transactions will not be entered into for speculative purposes but only in furtherance of a Fund's investment objectives.


- INTEREST RATE SWAPS, FLOORS AND CAPS. The Balanced, Short-Term Fixed Income and Managed Bond Funds may enter into interest rate swaps and purchase interest rate floors or caps in order to protect their net asset value from interest rate fluctuations and to hedge against fluctuations in the floating rate market in which the Funds' investments are traded. A Fund would expect to enter into these hedging transactions primarily to preserve the return or spread of a particular investment or portion of its portfolio and to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive a floating rate of interest for another party's right to receive a fixed rate of interest. The excess, if any, of a Fund's obligations over what it is owed with respect to each interest rate swap will be accrued on a daily basis and cash or other liquid high grade debt securities having an aggregate net asset value equal to such accrued excess will be maintained by a Fund's custodian in a separate account.


The purchase of an interest rate floor by a Fund would entitle it, to the extent a specified index fell below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party that sold the floor. The purchase of an interest rate cap by a Fund would entitle it, to the extent that a specified index exceeded a predetermined interest rate, to receive payments of interest on a notional principal amount from the party that sold the cap. A Fund will only enter into an interest rate swap, floor or cap transaction if the unsecured commercial paper, senior debt, or claims paying ability of the other party to the transaction is rated either in the top rating category for short-term debt or "A" or its equivalent for long-term debt by an NRSRO.


- STAND-BY COMMITMENTS. The two Tax-Exempt Funds may acquire stand-by commitments under which a dealer agrees to purchase certain municipal obligations at the Fund's option at a price equal to amortized cost plus interest. These commitments will be used only to assist in maintaining the liquidity of the Funds, and not for trading purposes.


- OTHER INVESTMENT COMPANIES. Each Fund may invest in the securities of other mutual funds that invest in the particular instruments in which a Fund itself may invest, subject to the requirements of applicable securities laws. When a Fund invests in another mutual fund, it pays a pro rata portion of the advisory and other expenses of that fund as a shareholder of that fund. These expenses are in addition to the advisory and other expenses a Fund pays in connection with its own operations. In particular, the Equity and Balanced Funds may invest in Standard & Poor's Depository Receipts ("SPDRs") and shares of other investment companies that are structured to seek a correlation to the performance of the S&P.



The International Equity Fund may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund currently intends to limit these investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by a Fund, other investment portfolios of Emerald Funds, or any other investment companies advised by the Adviser.



- BORROWINGS. Each Fund is authorized to make limited borrowings for temporary purposes and each Fund (except the two Tax-Exempt Funds) may enter into reverse repurchase agreements. Under such an agreement a Fund sells portfolio securities and then buys them back later at an agreed-upon time and price. When a Fund enters into a reverse repurchase agreement it will place in a separate custodial account either liquid assets or high grade debt securities that have a value equal to or more than the price the Fund must pay when it buys back the securities, and the account will be continuously monitored to make sure the appropriate value is maintained. Reverse repurchase agreements may be used to meet redemption requests without selling portfolio securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Interest paid by a Fund in a reverse repurchase or other borrowing transaction will reduce a Fund's income.



- SECURITIES LENDING. Each Fund except the two Tax-Exempt Funds may lend securities held in its portfolio to broker-dealers and other institutions as a means of earning additional income. These loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, securities loans will be made only to parties the Adviser or Sub-Adviser deems to be of good standing, and will only be made if the Adviser thinks the possible rewards from such loan justify the possible risks. A loan will not be made if, as a result, the total amount of a Fund's outstanding loans exceeds 33% of its total assets. Securities loans will be fully collateralized.



- MORTGAGE ROLLS. The Balanced, Short-Term Fixed Income, U.S. Government Securities and Managed Bond Funds may enter into transactions known as "mortgage dollar rolls" in which a Fund sells mortgage-backed securities for current delivery and simultaneously contracts to repurchase substantially similar securities in the future at a specified price which reflects an interest factor and other adjustments. During the roll period, a Fund does not receive principal and interest on the mortgage-backed securities, but it is compensated by the difference between the current sales price and the lower forward price for the future purchase as well as by the interest earned on the cash proceeds of the initial sale. Unless a roll has been structured so that it is "covered," meaning that there exists an offsetting cash or cash-equivalent security position that will mature at least by the time of settlement of the roll transaction, cash or U.S. Government securities or other liquid high grade debt instruments in the amount of the future purchase commitment will be set apart for a Fund involved in a separate account at the custodian. Mortgage rolls are not a primary investment technique for any of these Funds, and it is expected that, under normal market conditions, a Fund's commitments under mortgage rolls will not exceed 10% of the value of its total assets.



- CONVERTIBLE SECURITIES. The Equity, Equity Value, International Equity, Small Capitalization, Balanced, Short-Term Fixed Income and Managed Bond Funds may invest in convertible securities, including bonds, notes and preferred stock, that may be converted into common stock either at a stated price or within a specified period of time. In investing in convertibles, a Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.



None of the assets of the Short-Term Fixed Income and Managed Bond Funds, and not more than 15% of the total assets of the Equity, Equity Value, International Equity, Small Capitalization and Balanced Funds, may be invested in convertible securities rated below investment grade at the time of purchase. Non-investment grade convertible securities must be rated "B" or higher by at least one NRSRO. Non-investment grade securities are commonly referred to as "junk" bonds and present a greater risk as to the timely repayment of the principal, interest and dividends. Particular risks include
(a) the sensitivity of such securities to interest rate and economic changes,
(b) the lower degree of protection of principal and interest payments, (c) the relatively low trading market liquidity for the securities, (d) the impact that legislation may have on the market for these securities (and, in turn, on a Fund's net asset value) and (e) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would negatively affect their ability to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower rated convertible securities and negatively affect the value of outstanding securities and the ability of the issuers to repay principal and interest. If the issuer of a convertible security held by a Fund defaulted, that Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not they are based on fundamental analysis, could also decrease the values and liquidity of lower-rated convertible securities held by a Fund, especially in a thinly-traded market.


- OPTIONS. Each Equity and Fixed Income Fund may write covered call options, buy put options, buy call options and sell, or "write," secured put options on particular securities or various securities indices. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

Options purchased by a Fund will not exceed 5%, and options written by a Fund will not exceed 25%, of its net assets. All options will be listed on a national securities exchange and issued by the Options Clearing Corporation.

Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of any Fund.

- FUTURES AND RELATED OPTIONS. Each Equity and Fixed Income Fund may invest to a limited extent in futures contracts and options on futures contracts in order to gain fuller exposure to movements of security prices pending investment, for hedging purposes or to maintain liquidity. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a securities index. A Fund may not purchase or sell a futures contract (or related option) unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments).


Each of these Funds may also purchase and sell call and put options on futures contracts. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which that Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, that Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.



   The International Equity Fund may engage in futures transactions on either a domestic or foreign exchange or board of trade. The other Funds will engage in futures transactions only on domestic exchanges or boards of trade.



More information regarding futures contracts and related options can be found in Appendix B attached to the Statement of Additional Information, which you can request by calling [800/367-5905].



- FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the International Equity Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund may either enter into these transactions on a spot (I.E. cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.



Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, the forward foreign currency exchange contracts may be rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to the Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by the Board of Trustees.



The International Equity Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars -- at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that a Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash, U.S. Government securities or other liquid high-grade debt securities equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statement of Additional Information for additional information regarding foreign currency exchange transactions.



- MANAGING LIQUIDITY. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons a Fund does not knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities include repurchase agreements, securities loans and time deposits that do not permit a Fund to terminate them after seven days notice, GICs, BICs, stripped mortgage-backed securities issued by private issuers and securities that are not registered under the securities laws. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper and variable amount master demand notes with maturities of nine months or less and securities for which the Adviser (Sub-Adviser in the case of the International Equity and Tax-Exempt Funds) has determined pursuant to guidelines adopted by the Board of Trustees that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule 144A), are not subject to this 10% limitation. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers were no longer interested in purchasing these restricted securities.



- PORTFOLIO TURNOVER. Each Fund may sell a portfolio security shortly after it is purchased if it is believed such disposition is consistent with a Fund's objective. Portfolio turnover may occur for a variety of reasons, including the appearance of a more favorable investment opportunity. Turnover may require payment of brokerage commissions, impose other transaction costs and could increase the amount of income received by a Fund that constitutes taxable capital gains. To the extent capital gains are realized, distributions from the gains may be ordinary income for federal tax purposes (see "Tax Implications"). During the last fiscal year, the annual portfolio turnover rates of the Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt
Funds were 104%, 229%, 87%, 33%, 89%, 92% and 89%, respectively.  The annual portfolio turnover rates for the Equity Value and International
Equity Funds are not expected to exceed 100%.



- OTHER RISK CONSIDERATIONS. As with an investment in any mutual fund, an investment in the Funds entails market and economic risks associated with investments generally. However, there are certain specific risks of which you should be aware.

Generally, the market value of fixed income securities in the Funds can be expected to vary inversely to changes in prevailing interest rates. You should recognize that in periods of declining interest rates the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and in periods of rising interest rates the market value will tend to decrease. You should also recognize that in periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. The Balanced, Short-Term Fixed Income, U.S. Government Securities, Managed Bond, Florida Tax-Exempt and Money Market Funds may purchase zero-coupon bonds (I.E., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Funds' net asset values.

In addition, the Florida Tax-Exempt, Balanced, Short-Term Fixed Income, Managed Bond, Tax-Exempt and Prime Funds may purchase custodial receipts, tender option bonds and certificates of participation in trusts that hold municipals or other types of obligations. A certificate of participation gives a Fund an individual, proportionate interest in the obligation, and may have a variable or fixed rate. Because certificates of participation are interests in obligations that may be funded through government appropriations, they are subject to the risk that sufficient appropriations as to the timely payment of principal and interest on the obligations may not be made. The NRSRO quality rating of an issue of certificates of participation is normally based upon the rating of the obligations held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue.

These Funds, with the exception of the Tax-Exempt and Prime Funds, may also hold other derivative instruments, which may be in the form of participations, custodial receipts evidencing rights to receive a specific future interest payment, principal payment, or both, and bonds that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps. Many of these derivative instruments are proprietary products that have been recently developed by investment banking firms, and it is uncertain how these instruments will perform under different economic and interest-rate scenarios. In addition, to the extent that the market value of these instruments is leveraged, they may be more volatile than other types of obligations and may present greater potential for capital gain or loss. In some cases it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information, and an established secondary market for some instruments may not exist.

Although the two Tax-Exempt Funds do not presently intend to do so on a regular basis, they may invest more than 25% of their total assets in municipal obligations the interest on which comes solely from revenues of similar projects. Additionally, the Florida Tax-Exempt Fund will normally invest more than 25% of its net assets in municipal obligations the issuers of which are located in Florida, and may invest more than 25% of its net assets in industrial development bonds issued before August 7, 1986 that are not treated as a specific tax preference item under the federal alternative minimum tax.

When a Fund's assets are concentrated in obligations payable from revenues of similar projects or issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.


Payment on municipal obligations held by a Fund relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Should a foreclosure occur, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted municipal obligation.



If Florida or any of its political subdivisions should suffer serious financial difficulties to the extent its ability to pay their obligations might be jeopardized, the ability of such entities to market their securities, and the value of the Florida Tax-Exempt Fund, could be adversely affected.

While the other Funds are classified as "diversified," the Florida Tax-Exempt Fund has been set up as a "non-diversified" portfolio. The investment return of a non-diversified portfolio is typically dependent on the performance of a smaller number of securities than a diversified portfolio, and the change in value of one particular security may have a greater impact on the value of a non-diversified portfolio. A non-diversified portfolio may therefore be subject to greater fluctuations in net asset value. Additionally, non-diversified portfolios may be more susceptible to economic, political and legal developments than a diversified portfolio with similar objectives.



For your information, set forth below is the month-end average distribution of ratings (at value) for the Florida Tax-Exempt Fund for its fiscal year ended November 30, 1995.



                     Percentage                       Percentage
S&P                   of Value  Moody's                of Value
---                   --------  -------                --------
AAA                      37%    Aaa                       38%
AA                       28%    Aa                        27%
A                         6%    A                          6%
BBB                      29%    Baa                       10%
Not rated                 0%    Not rated                 19%


FUNDAMENTAL LIMITATIONS


The Funds' investment objectives and policies discussed above are not fundamental and may be changed by the Board of Trustees without shareholder approval. You will be notified of any material changes, but as a result, a Fund may have a different investment objective from the one it had at the time of your investment. However, each Fund also has in place certain "fundamental limitations" that cannot be changed for a Fund without the approval of a majority of that Fund's outstanding shares. Some of these fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in full in the Statement of Additional Information.



1. A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.



2. A Fund may not purchase securities (with certain exceptions, including U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 50% of the Florida Tax-Exempt Fund's total assets, and up to 25% of the total assets of each other Fund, can be invested without regard to the 5% limitation. A Fund may not purchase more than 10% of the outstanding voting securities of any issuer subject, however, to the foregoing 50% or 25% exception.



3. A Fund may not borrow money except for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of a Fund's total assets, the Fund will not make any investments.



4. Under normal market conditions the two Tax-Exempt Funds must invest at least 80% of their respective net assets in securities that provide interest exempt from regular federal income tax.


If a percentage limitation is met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.

In order to permit the sale of a Fund's shares (or a particular class of shares) in some states, Emerald Funds may agree to certain restrictions that may be stricter than the investment policies and limitations discussed above. If Emerald Funds decides that any of these restrictions is no longer in a Fund's best interest, it may revoke its agreement to abide by such restriction by no longer selling shares in the state involved.

                    ___________________


                 INVESTING IN EMERALD FUNDS

YOUR MONEY MANAGER


Barnett (also referred to as the "Adviser") serves as investment adviser for Emerald Funds. Barnett is the largest trust organization headquartered in Florida and has notable experience in providing professional investment management services. Organized as a national banking association in 1974, it is the successor to the business of earlier organizations that had provided continuous trust services since 1926. Barnett first began providing advisory services to mutual funds in 1988 and is a subsidiary of Barnett Banks, Inc., a registered bank holding company that has offered general banking services since 1877.



Entrusted with approximately $9 billion under active management, Barnett is an industry leader in providing investment management services to individuals and institutions. As the investment adviser to Emerald Funds, Barnett employs investment professionals who are dedicated to managing money on a full-time basis. For the Tax-Exempt Fund only, Barnett has entered into a sub-advisory agreement with a subsidiary of Wilmington Trust Company to provide daily portfolio management for that Fund. For the International Equity Fund only,
Barnett has entered into a sub-advisory agreement with [   ?   ] to provide
daily portfolio management for that Fund.


GETTING YOUR INVESTMENT STARTED


Investing in Emerald Funds is quick and convenient. Emerald Funds may be purchased either through the account you maintain with a broker-dealer or certain other institutions or from Emerald Funds directly. Fund shares are distributed by Emerald Asset Management, Inc. (called the "Distributor"). The Distributor is located at 125 W. 55th Street, New York, New York 10019.


Barnett Banks Business Retirement Services clients may purchase Fund shares of the Equity, Small Capitalization, U.S. Government Securities and Prime Funds through their SEP-IRA accounts or other Qualified Retirement Plans and should consult with their employer and/or their Plan Administrator for additional information and instructions. Investors may establish a Business Retirement Services account by contacting a Barnett Banks branch office or by calling 800/562-2987 to request a Retirement Plan Kit.


You may choose to invest through Barnett Securities Account where an Investment Officer can advise you in selecting among the Emerald Funds. Whether you currently have a Barnett Securities Account or wish to open one, your Emerald Funds investment can be executed within a few minutes by telephone or, if you prefer, during a consultation with an Investment Officer of Barnett Securities, Inc. Call the Emerald Funds Center at [800/637-6336] to speak with an Investment Officer, to place an Emerald Funds transaction or to arrange a consultation scheduled at your convenience.


Should you wish to establish an account directly with Emerald Funds, please refer to the purchase options described under "Opening and Adding to Your Emerald Fund Account."

Clients of Barnett Securities, Inc. and other institutions (such as broker-dealers) that have entered into agreements with the Distributor (referred to as "Service Organizations") may purchase shares through their accounts at their Service Organization and should contact the Service Organization directly for appropriate purchase instructions. Share purchases (and redemptions) made through Barnett Securities, Inc. or another Service Organization are effected only on days the particular institution and the Fund involved are open for business.

Payments for Fund shares must normally be in U.S. dollars and in order to avoid fees and delays should be drawn on a U.S. bank. Please remember that Emerald Funds retains the right to reject any purchase order.


IF YOU HAVE QUESTIONS


An Emerald Funds telephone representative is happy to service your needs.
Your needs are most efficiently addressed by calling the appropriate toll-free numbers listed below. (If you are investing in Emerald Funds through an account with Barnett Securities, Inc. or another Service Organization, you may choose to speak directly with your assigned Investment Officer or contact person.)
--------------------------------------------------------------------------------
CALL              FOR INFORMATION


[800/637-6336]    Regarding the Funds' investment objectives
8:00 am to 5:00   and policies or for information about opening
pm                an account (including information regarding
Eastern time      the Equity and Fixed Income Funds'
                  alternative purchase options).
--------------------------------------------------------------------------------
[800/637-3759]    If you are a direct investor with Emerald
9:00 am to 5:00   Funds and need assistance with your account,
pm                to obtain your account balance or to request
Eastern time      a telephone transaction. Information on
                  changing your Emerald Funds' services, and
                  Statements of Additional Information, are
                  also available at this number.
--------------------------------------------------------------------------------
[800/462-2895]    For voice recorded price and yield
24 hours a day    information.
--------------------------------------------------------------------------------


You should note that neither Emerald Funds nor its service contractors will be responsible for any loss or expense for acting upon telephone instructions that are believed to be genuine. In attempting to confirm that telephone instructions are genuine, Emerald Funds will use procedures considered reasonable. To the extent Emerald Funds does not use reasonable procedures to form its belief, it and/or its service contractors may be responsible for instructions that are fraudulent or unauthorized.

--------------------------------------------------------------------------------
Emerald Funds wants you to be kept current regarding the status of your account. To assist you, the following statements and reports will be sent to you:

Confirmation Statements  After every transaction (other than an E-Z Matic transaction) that affects your account balance or your account registration.

Account Statements       Either monthly, quarterly or annually depending on the
                         Fund in which you invest or the type of account you own.

Financial Reports        Every six months.  To eliminate unnecessary
                         duplication, only one copy of most Fund reports will be sent to shareholders with the same mailing address even if you have more than one account in the Fund.
                         Duplicate copies are available upon request by calling [800/637-6336].


OTHER SERVICE PROVIDERS

While the investment advice provided to the Funds is essential, Emerald Funds would not be able to function without the services of a number of other companies. Some of these companies are listed below. For further information as to some of the services these companies provide, as well as more information regarding investment advisory services, see "Fund Management."


                                 ADMINISTRATOR

                    BISYS Fund Services Limited Partnership
                                   ("BISYS")

BISYS, a wholly-owned subsidiary of The BISYS Group, Inc., is responsible for coordinating Emerald Funds' efforts and generally overseeing the operation of the Funds' business. It has been providing services to mutual funds since 1987.


                                  *    *    *


                                  DISTRIBUTOR

                          Emerald Asset Management, Inc.

Emerald Asset Management, Inc. is a wholly-owned subsidiary of Concord.
Mutual funds structured like the Funds sell shares on a continuous basis. The Funds' shares are sold through the Distributor.

                                  *    *    *


                                   CUSTODIAN

                              The Bank of New York

The Bank of New York is responsible for holding the investments that the Funds own.

                                  *    *     *


                                 TRANSFER AGENT


                          BISYS Fund Services Ohio, Inc.



BISYS Fund Services Ohio, Inc. is the Transfer Agent for the Funds. This means that its job is to maintain the account records of all shareholders of record in the Funds, as well as to administer the distribution of any dividends or distributions declared by the Funds.

HOW TO BUY SHARES


This section provides you with pertinent information on how to buy Fund shares. Further information can be found under "Transaction Rules."


                               -----------------------------------------------
                                  MINIMUM INVESTMENT       SPECIAL MINIMUMS
                               -----------------------------------------------
                                 To Open    Additional   To Open   Additional
                                 Account   Investments   Account   Investments
------------------------------------------------------------------------------
Regular Account                   $1,000       $100      $100(1);      --
                                                         $500(2)      $50
------------------------------------------------------------------------------
E-Z Matic Investment Plan          $500        $100         --       $50(2)
------------------------------------------------------------------------------
Periodic Investment Plan            $50         $50         --         --
------------------------------------------------------------------------------
IRAs and IRA Rollovers            $1,000    No Minimum      --         --
Non-Working Spousal IRA(+)         $250     No Minimum      --         --
------------------------------------------------------------------------------
401(k) Plans, Qualified         No Minimum  No Minimum      --         --
Retirement Plans and SEP-IRAs
------------------------------------------------------------------------------

 (*) If you make your investment through a qualified account at a Service
     Organization whose clients have made total investments of at least $1,000,000, you qualify for this $100 minimum purchase.
(**) Applies to employees of the Adviser and its affiliates.
 (+) A regular IRA must be opened first.

OPENING AND ADDING TO YOUR EMERALD FUND ACCOUNT


Direct investments in the Emerald Funds may be made in a number of different ways, as shown in the following chart. Simply choose the method that is most convenient for you. Any questions you have can be answered by calling [800/637-6336]. As described above under "Getting Your Investment Started," you may also purchase Fund shares through Barnett Securities, Inc. or another Service Organization.

--------------------------------------------------------------------------------
                    TO OPEN AN ACCOUNT             TO ADD TO AN ACCOUNT
--------------------------------------------------------------------------------

BY MAIL       - Complete an Account           - Make your check payable to
                Registration Form and mail      the particular Fund in which
                it along with a check           you are investing and mail
                payable to the particular       it to the address at left
                Fund you want to invest in
                to:  Emerald Funds,           - Please include your account
                                                number on your check

                                              - Or use the convenient form
                                                attached to your regular
                                                Fund statement
--------------------------------------------------------------------------------



IN PERSON     - Deliver the Account           - Deliver your check payable
                Registration Form and your      to the particular Fund in
                check payable to the            which you are investing
                particular Fund in which you    to BISYS Ohio at
                are investing directly
                to BISYS OHIO at
                                              - Please include your account
                                                number on your check
------------------------------------------------------------------------------



BY WIRE       - Ask your bank to send         - Ask your bank to wire
                immediately available funds     immediately available funds
                by wire to                      as described at left, except
                                                that the wire should note
                                                that it is to make a
                                                subsequent purchase rather
                                                than to open a new account

                                              - Include your Fund account
                                                number
              - The wire should say that the
                purchase is to be in your
                name

              - The wire should say that you
                are opening a new Fund
                account (if an Account
                Registration Form is not
                received for a new account
                within 30 days after the
                wire is received, dividends
                and redemption proceeds from
                the account will be subject
                to back-up withholding)

              - Include your name, address
                and taxpayer identification
                number, and the name of the
                Fund in which you are
                purchasing shares (Equity
                and Fixed Income Fund
                investors should also
                indicate share class
                selection)

              - Your bank may impose a
                charge for this service
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    TO OPEN AN ACCOUNT             TO ADD TO AN ACCOUNT
--------------------------------------------------------------------------------

TELETRADE     - TeleTrade transactions may    - Call [800/637-3759] to make
(PURCHASES      not be used for initial         your purchase
BY TELEPHONE    purchases.  If you want to
TRANSFERRING    make subsequent transactions
MONEY FROM      via TeleTrade, please select
YOUR            this service on your Account
CHECKING,       Registration Form or
NOW OR BANK     call [800/637-3759] to set up
MONEY MARKET    the service
ACCOUNT)
--------------------------------------------------------------------------------



E-Z MATIC IN- - You must first complete an    - You must first complete an
VESTMENT (AL-   Account Registration Form       Account Registration Form.
LOWS REGULAR    and select the E-Z Matic        Call [800/637-6336] to find
INVESTMENT      option                          out how to set up this
WITHOUT ON-                                     service
GOING PAPER-  - Call [800/637-6336] for
WORK)           more information              - Additional purchases will
                                                then automatically be made
                                                as directed by you
--------------------------------------------------------------------------------



 PERIODIC     - You must first complete an    - You must first complete an
INVESTMENT      authorization letter for        authorization letter for
PLAN (ALLOWS    Periodic Investment Plan and    Periodic Investment Plan.
REGULAR         select an investment            Call [800/637-6336] to find
INVESTMENT      schedule and investment         out more about this service
THROUGH YOUR    amount
BROKER)                                       - Additional purchases will
              - Call [800/637-6336] for         automatically be made as
                more information                directed by you
--------------------------------------------------------------------------------



EXCHANGES     - You must sign up for this     - After the privilege is
AMONG           privilege on the Account        established, you may
EMERALD         Registration Form when you      exchange shares by
FUNDS           open your account.  To add      calling [800/637-3759]
                this option to an existing
                account call [800/637-3759]   - Exchanges can also be
                                                requested by sending written
                                                instruction to Emerald
              - Exchanges can also be           Funds,
                requested by sending written
                instructions to Emerald
                Funds, or by delivering
                written instructions          - Retail Class shares may
                directly to [BISYS OHIO]        be exchanged for Retail Class
                                                Shares in other
                                                Funds.
              - Retail Class Shares may
                be exchanged for Retail Class
                Shares in other Funds.
--------------------------------------------------------------------------------

EXPLANATION OF SALES PRICE


The public offering price for each class of shares is based upon net asset value per share. A class of shares in a Fund will calculate its net asset value per share by adding the value of a Fund's investments, cash and other assets attributable to the class, subtracting the Fund's liabilities attributable to that class, and then dividing the result by the number of shares in the class that are outstanding. The assets of the Equity and Fixed Income Funds are valued at market value or, if market quotes cannot be readily obtained, fair value is used as determined by the Board of Trustees. Debt securities held by these Funds that have sixty days or less until they mature are valued at amortized cost, which generally approximates market value. All securities of the Money Market Funds are valued at amortized cost.



Foreign securities acquired by the International Equity as well as the other Funds may be traded on foreign exchanges or over-the-counter markets on days on which a Fund's net asset value is not calculated. In such cases, the net asset value of the Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.



More information about valuation can be found in the Funds' Statement of Additional Information, which you may request by calling [800/637-6336].


Net asset value is computed at the times shown in this chart:

                                         Money Market Funds
                              --------------------------------------
Equity and Fixed                   Prime and           Tax-Exempt
Income Funds:                    Treasury Funds:          Fund:
-----------------------       --------------------    --------------
On all days the New York             On the days Money Market
Stock Exchange (the                Funds can be bought and sold
"Exchange) is open                       (see chart below)

At the close of regular             2 p.m.               12 noon
trading hours on the            (Eastern time)       (Eastern time)
Exchange (currently 4 p.m.
Eastern time)

--------------------------------------------------------------------------------


The Funds observe the holidays shown in this chart:

        Equity and                                       Money
    Fixed Income Funds        Observed Holiday        Market Funds
    ------------------        ----------------        ------------
          Closed               New Year's Day            Closed
     Open for Business      Martin Luther King,          Closed
                                  Jr. Day
          Closed              Presidents' Day            Closed
          Closed                Good Friday              Closed
          Closed                Memorial Day             Closed
          Closed              Independence Day           Closed
          Closed                 Labor Day               Closed
     Open for Business          Columbus Day             Closed
     Open for Business          Veterans Day             Closed
          Closed              Thanksgiving Day           Closed
          Closed                 Christmas               Closed
--------------------------------------------------------------------------------

HOW TO SELL SHARES

You can arrange to get money out of your Fund account by selling some or all of your shares. This process is known as "redeeming" your shares. If you purchased your shares through an account at Barnett Securities, Inc. or another Service Organization, you may redeem shares in accordance with the instructions pertaining to that account. If you purchased your shares through an account at Barnett Securities, Inc. or another Service Organization and you, yourself, appear on Emerald Funds' books as the shareholder of record, you may redeem shares by mail, phone or hand delivery as described below; however, you must contact Barnett Securities, Inc. or your other Service Organization if you wish to redeem your shares by any other method. If you purchased your shares directly from Emerald Funds, you have the ability to redeem shares by any of the methods described below. Requests must be signed by you and by each other owner of the account (for joint accounts).


Emerald Funds imposes no charges when you redeem shares. When shares are purchased through Barnett Securities, Inc. or another Service Organization, however, a fee may be charged by those institutions for providing administrative services in connection with your investment.


-------------------------------------------------------------------------------
                   HOW TO REDEEM SHARES           ADDITIONAL LIMITATIONS
-------------------------------------------------------------------------------


TELETRADE     - After you have signed up for  - Not available for shares for
(YOUR BANK      TeleTrade privileges you may    which you have requested
ACCOUNT MUST    sell your shares via phone      share certificates
BE A            by calling [800/637-3759]
CHECKING,
NOW OR BANK
MONEY MARKET
ACCOUNT)
--------------------------------------------------------------------------------



BY MAIL       - Send a signed request (each   - Requests greater than
                owner, including each joint     $10,000 must be signature
                owner, must sign) to [name      guaranteed
                of the particular Fund whose
                shares you are                - Any stock certificates for
                selling], [P.O.                 shares being redeemed must
                BOX____________, COLUMBUS,      be included with your
                OHIO  43219-3035                request, endorsed for
                                                transfer and signature
                                                guaranteed
--------------------------------------------------------------------------------



AUTOMATIC     - Withdrawals begin after you   - Your account must have a
WITHDRAWAL      have signed up for this         total net asset value of at
(PERMITS        service                         least $5,000
AUTOMATIC
WITHDRAWAL    - Call [800-637-6336] for       - The transaction amount must
OF PRE-         more information                be at least a $50 minimum
ARRANGED
AMOUNT)

--------------------------------------------------------------------------------

IN PERSON     - Deliver your written request  - Requests must be signed by
                directly to BISYS OHIO, 3435    each owner, including each
                STELZER ROAD, COLUMBUS, OHIO    joint owner
                43219-3035
                                              - Requests greater than
                                                $10,000 must be signature
                                                guaranteed

                                              - Any stock certificates for
                                                shares being redeemed must
                                                be submitted along with your
                                                request, endorsed for
                                                transfer and signature
                                                guaranteed
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   HOW TO REDEEM SHARES           ADDITIONAL LIMITATIONS
--------------------------------------------------------------------------------



BY WIRE       - After you have signed up for  - The Transfer Agent may act
                wire redemption privileges      upon such a request from any
                on the Account Registration     person representing him or
                Form, you may instruct the      herself to be you and
                Transfer Agent to wire your     reasonably believed by the
                redemption proceeds to your     Transfer Agent to be genuine
                bank account by sending a
                request in writing, by        - The transaction amount must
                phone [(800/637                 be a $1,000 minimum

                                              - This privilege may be
                                                subject to limits regarding
                                                frequency and overall amount

                                              - Not available for shares on
                                                which you have requested
                                                share certificates
--------------------------------------------------------------------------------



Redemption requests are processed when received in proper form by Emerald Funds at the net asset value per share next determined after such receipt.


TRANSACTION RULES

The purchase procedures that the Equity and Fixed Income Funds follow in processing your purchase order are somewhat different than the procedures followed by the Money Market Funds. The order-taking procedures used by the Equity and Fixed Income Funds also differ depending on whether you place your order directly with Emerald Funds or use Barnett Securities, Inc. or another Service Organization.

Also, the Equity and Fixed Income Funds may have different business days from those of the Money Market Funds. A "Business Day" for the Equity and Fixed Income Funds is any day on which the New York Stock Exchange (the "Exchange") is open for business, while for the Money Market Funds it is any day on which both the Exchange and the Funds' Custodian are open for business. Additionally, on days when the Exchange (and/or the Custodian for Money Market Funds) closes early due to a partial holiday or otherwise, the Funds reserve the right to advance the times at which purchase and redemption orders must be received in order to be processed on that Business Day.

If you place an order for an Equity or Fixed Income Fund without using Barnett Securities, Inc., Barnett's Business Retirement Services or another Service Organization, your purchase order, if in proper form and accompanied by payment, will be processed upon receipt by Emerald Funds. An order in proper form will also be processed upon receipt by Emerald Funds where Barnett or another creditworthy financial institution undertakes to pay for the order in immediately available funds wired to Emerald Funds by the close of business the next Business Day. If Emerald Funds receives your order and, where required, payment by the close of regular trading (currently 4 p.m. Eastern time) on the Exchange, your shares will be purchased at the public offering price calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the public offering price determined as of the close of regular trading on the next Business Day.


If you place an order for an Equity and Fixed Income Fund through Barnett Securities, Inc. or another Service Organization, and you place your order in proper form before 4 p.m. (Eastern time) on any Business Day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 4 p.m. on that day, if Barnett Securities, Inc. or your other Service Organization then sends your order to Emerald Funds before the end of its Business Day (which is usually 5 p.m. Eastern time). Barnett Securities, Inc. or your other Service Organization must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price within three Business Days of the order.



[Purchase orders for the Money Market Funds that are in proper form are processed upon receipt by Emerald Funds; however, orders will not be processed until payments not made in federal funds are converted to federal funds, which normally occurs within two Business Days of receipt. If Emerald Funds receives your order and federal funds before 2 p.m. (Eastern time) (or 12 noon Eastern time for the Tax-Exempt Fund) on a Business Day, your shares will be purchased at 2 p.m. (Eastern time) (or 12 noon Eastern time for the Tax-Exempt
Fund) on that day. Otherwise, your shares will be purchased at the net asset value calculated on the next Business Day.]


TELETRADE PRIVILEGES. Only bank accounts held at domestic financial institutions that are Automated Clearing House members can be used for TeleTrade transactions. Most transfers are completed within three Business Days of your call. To preserve flexibility, Emerald Funds may revise or remove the ability to purchase shares by phone, or may charge a fee for such service, although no such fees are currently expected. You should contact your bank for information about sending and receiving funds through the Automated Clearing House, including any charges that your bank may make for these services. Some clients of Barnett Securities, Inc. or other Service Organizations may not be able to purchase shares by phone pursuant to the TeleTrade privilege.

WIRE PURCHASES AND REDEMPTIONS. If you purchase shares by wire, you must file an Account Registration Form before any of those shares can be redeemed. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information about sending and receiving funds by wire, including any charges by your bank for these services. A Fund may decide at any time to no longer permit redemption of shares by wire. Clients of Barnett Banks Business Retirement Services are not able to place wire purchases and redemption orders directly with Emerald Funds.

BARNETT PROGRAMS. Shareholders who maintain a Barnett Banks checking account and investments in Emerald Fund shares with a market value of $15,000 may qualify for Barnett's Premier Account. In addition, Barnett Banks offer a Senior Partners Program that is available to persons 55 years of age or older who maintain a Barnett Bank checking account and investments in Emerald Fund shares with a market value of $5,000. Further information about these programs is available at Barnett Bank branch offices. Barnett Banks also offers a Periodic Investment Program that is available through your broker. More information about this program can be obtained from your broker. Emerald Funds is not responsible for the operation of these programs.


MISCELLANEOUS PURCHASE INFORMATION.   Federal regulations require that you
provide a certified taxpayer identification number whenever you open or reopen an account. For economy and convenience, share certificates will be issued only if expressly requested in writing. If your check does not clear, a fee may be imposed by the Transfer Agent. Payments for shares of a Fund may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for that Fund. For further information see "In-Kind Purchases" in the Statement of Additional Information.



MISCELLANEOUS REDEMPTION INFORMATION. Emerald Funds usually makes payment for the shares that you redeem within three business days after it receives your request in proper form. SHARES PURCHASED BY CHECK OR TELETRADE FOR WHICH A REDEMPTION REQUEST HAS BEEN RECEIVED WILL NOT BE REDEEMED UNLESS CHECK OR

TELETRADE PAYMENT USED FOR INVESTMENT HAS CLEARED, WHICH MAY TAKE UP TO SEVEN BUSINESS DAYS. WHERE REDEMPTION OF SHARES IN THE MONEY MARKET FUNDS IS REQUESTED OTHER THAN BY MAIL, SHARES PURCHASED BY CHECK OR BY TELETRADE WILL NOT BE REDEEMED FOR A PERIOD OF SEVEN BUSINESS DAYS AFTER THEIR PURCHASE.
THIS PROCEDURE DOES NOT APPLY TO SHARES PURCHASED BY WIRE PAYMENT. DURING THE PERIOD PRIOR TO THE TIME MONEY MARKET FUND SHARES ARE REDEEMED, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP.


The Funds may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted under the Investment Company Act of 1940.


If your redemption request is more than $10,000, each signature on your request must include a signature guarantee. Signature guarantees are designed to protect both you and Emerald Funds from fraud. To obtain a signature guarantee you should visit a bank, trust company, broker-dealer or other member of a national securities exchange, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words "Signature Guarantee." You will also need a signature guarantee if you submit an endorsed share certificate for redemption. Signature guarantees are not required with respect to Barnett Banks Business Retirement Services accounts.


If you experience difficulty in contacting the Transfer Agent to redeem shares by phone, for example because of unusual market activity, you are urged to consider redeeming your shares by mail or in person.

You may request that redemptions be sent to you by check. Checks will only be sent to the registered owner or owners and only to the address shown on Emerald Funds' books.


The value of shares that are redeemed in the Equity and Fixed Income Funds may be more or less than their original cost, depending on a Fund's current net
asset value.   Because the Money Market Funds attempt to maintain their net asset value at $1.00 a share, the value of a share in those Funds is expected to be the same as your original cost, although there can be no assurance of this.


Emerald Funds reserves the right to involuntarily redeem an account (other than an IRA or Qualified Retirement Plan account) if, after thirty days' written notice, the account's net asset value falls and remains below a $1,000 minimum due to share redemptions and not market fluctuations.

In unusual circumstances Emerald Funds may make payment in readily marketable portfolio securities at their market value equal to the redemption price.


YOUR EMERALD FUND ACCOUNT


SHAREHOLDER SERVICES


Emerald Funds provides a variety of ways to make managing your investments more convenient. Some of these methods require you to request them on your Account Registration Form or you may request them after opening an account by calling [800/637-3759]. The Exchange Privilege, E-Z Matic Investment Plan and

Automatic Withdrawal Plan described below are not available for clients of Barnett Banks Business Retirement Services.


Retirement Plans

Retirement plans may provide you with a method of investing for your retirement by allowing you to defer taxation of your initial investment in your plan and also allowing your investments to grow without the burden of current income tax until monies are withdrawn from the retirement plan.

Individual Retirement Accounts (IRAs)

The individual investor can select Emerald Funds for his IRA, Transfer IRA, Rollover IRA or non-working spousal IRA. To establish an IRA with Emerald Funds, you must complete the IRA Account Registration and Agreement Form. If the assets are being moved from an existing IRA to Emerald Funds, you must also complete either the Direct Rollover or IRA Request for Transfer Form.

Many investors are eligible to deduct from federal income tax all or a portion of their IRA investment. All dividends and capital gains in an IRA grow tax deferred until withdrawals. Investors may make contributions to their IRAs until the tax year prior to reaching age 70-1/2. Mandatory withdrawals must begin in the year after an investor reaches 70-1/2. Investors should consult their tax advisers for details on eligibility and tax implications.

Please read the IRA Disclosure Statement and Custodial Agreement which contains further information regarding IRAs, including services and fees.

Qualified Retirement Plans

The Funds are available for many Qualified Retirement Plans with one or more participants including 401(k), 457, 403(b)(7) and Simplified Employee Pension Plans (SEP-IRAs). See your Investment Officer or Plan Administrator for details on eligibility and other information.

Exchange Privileges Among Emerald Funds (REQUIRES YOUR REQUEST)


You may sell your Fund shares and buy other shares of Emerald Funds by telephone or written exchange at the telephone number or address under "Opening and Adding to Your Emerald Fund Account." Specifically, Retail Class Shares may be exchanged for Retail Class Shares of other Funds.



If you have a qualified trust, agency or custodian account with the trust department of Barnett or another bank, trust company or thrift institution, and your shares are to be held in that account, you may also exchange your Retail Class shares in an Equity and Fixed Income Fund for Institutional Class Shares (which are described under "The Emerald Family of Funds" below) in the same Fund. Conversely, Institutional Class Shares may be exchanged
for Retail Class   Shares of the same Fund in connection with the distribution of assets held in such a qualified trust, agency or custodian account. These exchanges are made at the net asset value of the respective share classes.


Exchange transactions are subject to a $500 minimum current value. Exchanges may have tax consequences for you. Consult your tax advisor for further information.

If you are opening a new account in a different Fund by exchange, the exchanged shares must be at least equal in value to the minimum investment for the Fund in which the account is being opened. The particular class of shares you are exchanging into must be registered for sale in your state.

Additional information regarding exchanges can be obtained by reading the Statement of Additional Information. The Exchange Privilege may be modified or terminated at any time. At least 60 days' notice will be given to shareholders of any material modification or termination of the Exchange Privilege except where notice is not required by the Securities and Exchange Commission.

E-Z Matic Investment Plan (REQUIRES YOUR REQUEST)

One easy way to pursue your financial goals is to invest money regularly. Emerald Funds offers the E-Z Matic Investment Plan -- a convenient service that lets you transfer money from your bank account into your Fund account automatically, on a schedule of your choice.

At your option, your bank account will be debited in a particular amount that you have specified, and Fund shares will be automatically purchased at regular intervals -- once a month on either the fifth or twentieth day, or twice a month on both days. Your bank account must be a checking, NOW or bank money market account maintained at a domestic financial institution which is an Automated Clearing House member. Your institution must also permit automated withdrawals (which may be subject to a fee by that institution).

The E-Z Matic Investment Plan is one means by which you may use "Dollar Cost Averaging" in making investments. Dollar Cost Averaging can be useful in investing in portfolios such as the Equity and Fixed Income Funds whose price per share fluctuates. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. This may help you to reduce your average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be a good way to invest for retirement, a home, educational expenses and other long-term financial goals.


You may cancel your E-Z Matic investments or change the amount of purchase at any time by mailing written notification to the Transfer Agent at [P.O. Box ________, Columbus, Ohio 43219-3035]. You may also implement the Dollar Cost Averaging method on your own initiative. Emerald Funds may modify or terminate the E-Z Matic Investment Plan at any time or charge a service fee, although no such fee currently is contemplated.


Automatic Withdrawal Plan (REQUIRES YOUR REQUEST)


Emerald Funds offers a convenient way of withdrawing funds from your investment portfolio. You may request regular monthly, quarterly, semi-annual or annual withdrawals in any amount above $50 provided the particular Fund account you are withdrawing from has a minimum current balance of at least $5,000. The automatic withdrawal will be made on the last business day of the period you select.

DIVIDENDS AND DISTRIBUTIONS

WHERE DO YOUR DIVIDENDS AND DISTRIBUTIONS COME FROM?


Dividends for each Fund are derived from its net investment income. In the case of the Money Market Funds, this net investment income flows from the interest that the Funds earn on the money market and other instruments they hold. In the case of the Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds, net investment income comes from the interest on the bonds and other investments that they hold in their portfolios. For the Equity, Equity Value, International Equity, Small Capitalization and Balanced Funds, net investment income is made up of dividends received from the stocks they hold, as well as interest accrued on convertible securities, money market instruments and other debt obligations held in their portfolios.


The Funds realize capital gains when they sell a security for more than its cost. Each Fund may make distributions of its net realized capital gains, if any, after any reductions for capital loss carryforwards.

WHAT ARE YOUR DIVIDEND AND DISTRIBUTION OPTIONS?

Shareholders receive dividends and net capital gain distributions. Dividends and distributions are automatically reinvested in the same share class of the Fund for which the dividend or distribution was declared, unless the shareholder specifically elects to receive payments in cash. Your election and any subsequent change should be made in writing to:


     Emerald Funds [name of Fund]
     c/o BISYS Ohio
     [P.O. Box ______
     Columbus, Ohio  43219-3035]



Your election is effective for dividends and distributions with record dates (with respect to the Equity, Equity Value, International Equity, Small Capitalization and Balanced Funds) or payment dates (with respect to the Short-Term Fixed Income, U.S. Government Securities, Managed Bond, Florida Tax-
Exempt and Money Market Funds) after the date the Funds' Transfer Agent receives the election.

WHEN ARE DIVIDENDS AND DISTRIBUTIONS DECLARED AND PAID?

--------------------------------------------------------------------------------


                                             Dividends are
                               -------------------------------
        Fund                   Declared                   Paid
------------------------       --------                   ----
(1)Equity, Equity Value        Quarterly            Quarterly
and Balanced

(2)International Equity       Annually              Annually
and Small
Capitalization

(3)Short-Term Fixed           Daily                 Monthly within five
Income, U.S. Government                             business days of
Securities, Managed                                 month end
Bond and Florida Tax-
Exempt

(4)Prime, Treasury and        Daily                 Monthly within five
Tax-Exempt                                          business days of
                                                    month end
--------------------------------------------------------------------------------



(1)Dividends for the Equity, Equity Value and Balanced Funds may be declared and paid at times that do not fall at the end of a calendar quarter.



(2)Dividends for the International Equity and Small Capitalization Fund may be declared and paid at times that do not fall at the end of a calendar year.


(3)Shares of the Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds begin earning dividends the first Business Day after acceptance of the purchase order for which Emerald Funds' custodian has received payment and stop earning dividends the Business Day such shares are redeemed.

(4)Shares of the Prime, Treasury and Tax-Exempt Funds begin earning dividends on the day a purchase order is processed, and continue to earn dividends through the day before they are redeemed.

With respect to Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds, if all of an investor's shares in a particular share class are redeemed, the Fund will pay accrued dividends within five Business Days after redemption. The Prime, Treasury and Tax-Exempt ("Money Market") Funds will pay accrued dividends within five Business Days after the end of each month in which the redemption occurs.

Net capital gain distributions for each of the Funds, if any, are distributed at least annually after any reductions for capital loss carryforwards.


DISTRIBUTION AND SERVICE ARRANGEMENTS



Emerald Funds has adopted a Combined Distribution and Service Plan and a Shareholder Processing Plan for its Retail Shares (the "Plans").



Under these Plans the Distributor and Service Organizations receive payments for distribution and shareholder services. The Combined Distribution and Service Plan for Retail Shares authorizes payments to the Distributor and Service Organizations for shareholder/liaison services provided to Retail Shareholders.



Payments under the Combined Distribution and Service Plan for Retail Shares may not exceed .25% (on an annual basis) of the average daily net asset value of the shares to which such Plan relates. If more money is due the Distributor than it can collect in any month because of this limitation, the unpaid amount may be carried forward until it can be paid. Similarly, if in any month the Distributor does not expend the entire amount to which it would otherwise be entitled, this amount may be used as a credit and drawn upon to permit the payment of expenses in the future. Neither of these amounts, however, is payable beyond the fiscal year in which they accrue. The sales charge and distribution fee is used to pay and provide compensation for the distribution of Fund Shares.



Distribution payments under the Plan are subject to the requirements of a rule under the Investment Company Act of 1940 known as Rule 12b-1. The distribution fee and any sales charge applicable to a particular class will not be used to assist the distribution of any other class.



Under the Shareholder Processing Plan Service Organizations agree to provide various shareholder processing services, such as providing necessary personnel and facilities to establish and maintain shareholder accounts and records for Clients; assisting in aggregating and processing purchase, exchange and redemption transactions; placing net purchase and redemption orders with the Fund's distributor; arranging for wiring of funds; transmitting and receiving funds in connection with Client orders to purchase or redeem Shares; processing dividend payments; verifying and guaranteeing Client signatures in connection with redemption orders and transfers and changes in Client-designated accounts, as necessary; providing periodic statements showing a Client's account balance and, to the extent practicable, integrating such information with other Client transactions otherwise effected through or with us; furnishing (either separately or on an integrated basis with other reports sent to a Client by us) periodic statements and confirmations of purchases, exchanges and redemptions; transmitting on behalf of the Funds, proxy statements, annual reports, updating prospectuses and other communications from the Funds to Clients; receiving, tabulating and transmitting to the Funds proxies executed by Clients with respect to shareholder meetings; providing the information to the Funds necessary for accounting or subaccounting; and providing such other similar services as may reasonably be requested. Payments for these services may not exceed .25% (on an annual basis) of the average daily net asset value of a Fund's outstanding Retail Shares.

If you are a client of Barnett Securities, Inc. or another Service Organization, you should note that they may charge you a separate fee for administrative services in connection with investments in Fund shares and may impose minimum customer account and other requirements. These fees and requirements would be in addition to those imposed by the Funds under the Plans or otherwise. If you are investing through Barnett Securities, Inc. or another Service Organization, please refer to their program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Barnett Securities, Inc. and the other Service Organizations have the responsibility of transmitting purchase orders and required funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Investors may note that federal banking laws currently limit the securities activities of banks. It is possible that a bank might be prohibited from acting as a Service Organization in the future. If this were to happen, the bank's shareholder clients would be permitted by the Funds to remain shareholders. The Funds' method of operations might, however, change and such shareholders might not be able to avail themselves of the services provided by their banks. No adverse financial consequences are expected to occur to these shareholders from any such event.

THE EMERALD FAMILY OF FUNDS


Emerald Funds was organized on March 15, 1988 as a Massachusetts business trust, and is a mutual fund of the type known as an "open-end management investment company." A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors. The Agreement and Declaration of Trust permits the Board of Trustees of Emerald Funds to classify any unissued shares into one or more classes of shares. The Board has authorized the issuance of an unlimited number of shares in each of two share classes (Retail Shares and Institutional Shares) of each Equity and Fixed Income Funds, and has also authorized the issuance of an unlimited number of shares in each of three share classes (Investor Shares, Emerald Shares and Emerald Service Shares) in the Money Market Funds. Each Fund, except the Florida Tax-Exempt Fund, is classified as a diversified company. The Board of Trustees has also authorized the issuance of additional classes of shares representing interests in other portfolios of Emerald Funds. Information regarding other portfolios and share classes may be obtained by contacting the Emerald Funds Center or the Distributor at the address listed on page [39].


Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund. In addition, as noted above, the differences in the expenses paid by the respective classes will affect their performance. Institutional Shares, Emerald Shares and Emerald Service Shares do not currently enjoy share exchange privileges between Funds and certain other privileges.


Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shares of all Emerald Fund portfolios vote together and not by class, unless otherwise required by law or permitted by the Board of Trustees. All shareholders of a particular Fund will vote together as a single class on matters pertaining to the Fund's investment advisory agreement and fundamental investment limits. Only Retail Class shareholders, however, will vote on matters pertaining to the Plans for Retail Class Shares. Similarly, only holders of Investor Shares will vote on matters pertaining to the Plans for those shares and only holders of Emerald Service shares will vote on matters pertaining to the Shareholder Services Plan.



Emerald Funds is not required to and does not currently expect to hold annual meetings of shareholders to elect trustees. The trustees will call a shareholder meeting upon the written request of shareholders owning at least 10% of the shares entitled to vote. As of December 31, 1995, the Advisor and its affiliates possessed, on behalf of their underlying customer accounts, voting or investment power with respect to a majority of the outstanding shares of Emerald Funds. More information about shareholder voting rights can be found in the Statement of Additional Information under "Description of Shares."


                           THE BUSINESS OF THE FUNDS

FUND MANAGEMENT

The business affairs of Emerald Funds are managed under the general supervision of the Board of Trustees.

The following individuals serve as trustees of Emerald Funds:

- Chesterfield H. Smith, Chairman of the Board of Emerald Funds, is a Senior Partner of the law firm of Holland and Knight.

- John G. Grimsley, President of Emerald Funds, is a member of the law firm of Mahoney, Adams & Criser.

-    Raynor E. Bowditch is the President of Bowditch Insurance Corporation.

-    Mary Doyle is the Dean in Residence of the Association of American Law
     Schools.


-    Albert Ernest is the President of Albert Ernest Enterprises.



Emerald Funds has also employed a number of professionals to provide investment management and other important services to the Funds. Barnett
Banks Trust Company, N.A. serves as the Funds' adviser and has its principal offices at 9000 Southside Boulevard, Building 100, Jacksonville, Florida
32256. Rodney Square Management Corporation (referred to as the "Tax-Exempt Fund's Sub-Adviser"), a wholly-owned subsidiary of Wilmington Trust Company, acts as sub-adviser for the Tax-Exempt Fund and is located at Rodney Square North, Wilmington, Delaware 19890. [____________ (referred to as the "International Equity Fund's Sub-Adviser") acts as Sub-Adviser for the International Equity Fund and is located at _________________.] Concord Holding Corporation (referred to as "Concord"), a wholly-owned subsidiary of The BISYS Group, Inc., is located at 3435 Steltzer Road, Columbus, Ohio 43219-3035 and serves as the Funds' administrator, and Concord's wholly-owned subsidiary, Emerald Asset Management, Inc., located at 125 W. 55th Street, New York, New York 10019 is the registered broker-dealer that sells the Funds' shares. The Funds also have a custodian, The Bank of New York, located at 90 Washington Street, New York, New York 10286, and a transfer and dividend paying agent, BISYS Fund Services Ohio, Inc. located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.



ADVISER AND SUB-ADVISERS. Barnett manages the investment portfolios of the Equity and Fixed Income Funds and the Prime and Treasury Funds, including selecting portfolio investments and making purchase and sale orders. The Sub Advisers manage the investment portfolios of the International Equity Fund and Tax-Exempt Fund in accordance with investment requirements and policies established by Barnett.



As of December 31, 1995 Barnett had approximately [$___ BILLION UNDER ACTIVE MANAGEMENT, WITH $___ BILLION IN EQUITY SECURITIES, $___ MILLION IN TAXABLE FIXED INCOME SECURITIES, $___ BILLION IN TREASURY AND GOVERNMENT SECURITIES, $___ BILLION IN MUNICIPALS AND $___ BILLION IN MONEY MARKET INSTRUMENTS]. Barnett is a subsidiary of Barnett Banks, Inc., a registered bank holding company that has offered general banking services since 1877. Wilmington Trust Company, the parent organization of the Tax-Exempt Fund's Sub-
Adviser and a Delaware banking corporation, is in turn a wholly-owned subsidiary of Wilmington Trust Corporation, a registered bank holding company. The Tax-Exempt Fund's Sub-Adviser provides management services to a number of mutual funds with total assets on December 31, 1995 of [$___ billion]. [_______], the International Equity Fund's Sub-Adviser is a [____________]. The International Equity Fund's Sub-Adviser provides management services to a number of mutual funds with total assets on December 31, 1995 of [___________________.]



A Fund's portfolio manager is primarily responsible for the day-to-day management of a Fund's investment portfolio. Russell Creighton, C.F.A., a Senior Vice President of Barnett, has been the portfolio manager of the Equity Fund since September of 1993, and has also managed the Balanced Fund since it commenced operations on April 11, 1994 and the Equity Value Fund since it commenced operations on December 26, 1995. Mr. Creighton has been a portfolio manager with Barnett since 1983, and in addition to these Funds currently manages a diversified common stock fund and assists in preparing ongoing equity investment strategy. Martin E. LaPrade, C.F.A., and Joseph E. Tannehill, C.F.A., have co-managed the International Equity Fund since it commenced operations on December 26, 1995 and along with Mr.
Creighton, have co-managed the Equity Value Fund since it commenced operations. Mr. LaPrade is a Senior Vice President with Barnett and currently has eleven years of investment experience. He serves as a strategist and an equity portfolio manager, with additional responsibility in asset allocation research and directs the asset allocation decisions for balanced account management. He joined Barnett in 1978. Mr. Tannehill is a Vice President with Barnett and currently has nine years of investment experience. He is primarily responsible for applying quantitative methods to equity security research. In addition, he oversees the management of an enhanced index equity commingled fund. He joined Barnett in 1986. Dean McQuiddy, C.F.A., a Vice President with Barnett, has managed the Small Capitalization Fund since it commenced operations on January 4, 1994, and also manages the small capitalization portion of the Equity and Balanced Funds. Since joining Barnett in 1983, Mr. McQuiddy has been an equity analyst and institutional portfolio manager, and for the last eight years has managed Barnett's employee benefits small capitalization fund. Jacqueline Lunsford, C.F.A., a Senior Vice
President with Barnett, has managed the Short-Term Fixed Income Fund since it commenced operations on April 11, 1994. Ms. Lunsford has been with Barnett since 1988, and also manages money market funds for Emerald Funds and other customers. Andrew Cantor, C.F.A., a Senior Vice President with Barnett, has managed the U.S. Government Securities Fund since its inception in 1991, and has also managed the Managed Bond Fund since it commenced operations on April 11, 1994. For the past eleven years, Mr. Cantor has served as the senior fixed income manager in Barnett's Institutional Investments Group, where his responsibilities have included setting fixed income investment strategy and managing a number of major taxable fixed income accounts, including several commingled funds. Douglas Byrne, a Senior Vice President of Barnett, has been the portfolio manager of the Florida Tax-Exempt Fund since it commenced operations in 1991. Mr. Byrne is the manager of Barnett's Trading Department and for the last eight years has been its senior tax-exempt portfolio manager. In addition to managing the Florida Tax-Exempt Fund, Mr. Byrne has direct responsibility for several tax-exempt common trust funds and institutional accounts.



Although expected to be infrequent, Barnett (or a Sub-Adviser) may consider the amount of Fund shares sold by broker-dealers and others (including those who may be connected with Barnett or a Sub-Adviser) in allocating orders for purchases and sales of portfolio securities. This allocation may involve the payment of brokerage commissions or dealer concessions. Barnett (and the Sub-Advisers) will not engage in this practice unless the execution capability of and the amount received by such broker-dealer or other company is believed to be comparable to what another qualified firm could offer.


BISYS. BISYS is a Delaware corporation and is a wholly-owned subsidiary of The BISYS Group, Inc.


BISYS provides a wide range of such services to the Emerald Funds, including maintaining the Funds' offices, providing statistical and research data, coordinating the preparation of reports to shareholders, calculating the net asset values of Fund shares, dividends and capital gains distributions to shareholders, and performing other administrative functions necessary for the smooth operation of the Funds. Certain officers of Emerald Funds, namely
Mr. Blundin, are also officers and/or directors of BISYS and the Distributor.

EXPENSES. In order to support the services described above, as well as other matters essential to the operation of the Funds, the Funds incur certain expenses. Expenses are paid out of a Fund's assets, and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to you or deducted from your account.


Barnett is entitled to advisory fees that are calculated daily and payable monthly at the annual rate of 1.00% of the International Equity and Small Capitalization Funds' average daily net assets, .60% of each of the Equity, Equity Value and Balanced Funds' average daily net assets, .40% of each of the Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds' average daily net assets, and .25% of each Money Market
Funds' average daily net assets. The advisory fee payable by the International Equity Fund is higher than those paid by most mutual funds, although the Board of Trustees believes it is comparable to the advisory fees payable by many international funds. Barnett has agreed to pay the Sub-Adviser .15% of the Tax-Exempt Fund's average daily net assets, and is voluntarily waiving the remainder of its fee for that Fund. The fees paid by Barnett to the Sub-Advisers for the International Equity and Tax-Exempt Funds comes out of Barnett's advisory fee for those respective Funds and is not an additional charge to the Fund.



For the fiscal year ended November 30, 1995, Barnett received fees, after waivers, at the effective annual rates of .60%, 1.00%, .40%, .40%, .23%, .24% and .13% of the average daily net assets of the Equity, Small Capitalization, U.S. Government Securities, Florida Tax-Exempt, Prime, Treasury and Tax-Exempt Funds, respectively. All of the fees that Barnett received for the Tax-Exempt Fund were paid to the Sub-Adviser pursuant to the fee arrangement described above. Barnett voluntarily waived all fees from the Balanced, Short-Term Fixed Income and Managed Bond Funds.



BISYS is entitled to an administration fee calculated daily and payable monthly at the effective annual rate of .0775% of the first $5 billion of the aggregate net assets of all of the Emerald Funds, .07% of the next $2.5 billion, .065% of the next $2.5 billion and .05% of all assets exceeding $10 billion. In the event the aggregate average daily net assets for all Funds falls below $3 billion, the fee will be increased to .08% of the aggregate average daily net assets of all of the Emerald Funds.



For the fiscal year ended November 30, 1995 the Funds paid administration fees, after waivers, to the prior administrator under the administration agreements then in effect, at the effective rate of .08% of the average daily net assets of each Fund.



Other operating expenses borne by the Funds include taxes; interest; fees and expenses of trustees and officers who are not also officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, BISYS or any of their affiliates; Securities and Exchange
Commission fees; state securities registration and qualification fees;
charges of the custodian and of the transfer and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; costs of shareholder reports and meetings; and any extraordinary expenses. Each Fund also pays any brokerage fees, commissions and other transaction charges (if any) incurred in connection with the purchase and sale of its portfolios securities.



FEE WAIVERS. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Barnett and the Funds' other service providers, as well as by certain mandatory expense limits imposed by some state securities regulators. As to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to fiscal year end. Such waivers and reimbursements would increase the return to investors when made but would decrease return if a Fund were required to reimburse a service provider.


TAX IMPLICATIONS

As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a short summary of the important tax considerations generally affecting Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation.

You will be advised at least annually regarding the federal income tax treatment of dividends and distributions made to you. Federal income taxes for dividends and distributions made to an IRA, SEP-IRA, 401(k) plan or other Qualified Retirement Plan are generally deferred.

FEDERAL TAXES. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (called the "Code"), meaning that to the extent a Fund's earnings are passed on to shareholders as required by the Code, the Fund itself generally will not be required to pay federal income taxes.


In order to so qualify, each Fund will pay as dividends at least 90% of its investment company taxable income. Investment company taxable income includes taxable interest, dividends, gains attributable to market discount on taxable as well as tax-exempt securities, and the excess of net short-term capital gain over net long-term capital loss. To the extent you receive a dividend based on investment company taxable income, you must treat that dividend as ordinary income in determining your gross income for tax purposes, whether you receive it in the form of cash or additional shares. Unless you are exempt from federal income taxes, the dividends you receive from each Fund, other than the "exempt interest dividends" from the Florida Tax-Exempt and Tax-Exempt Funds, will be taxable to you.


In addition, the Florida Tax-Exempt and the Tax-Exempt Funds (together referred to as the "Tax-Exempt Funds") will pay at least 90% of their net exempt-interest income as dividends known as "exempt-interest dividends." These dividends may be treated by you as excludable from your gross income (unless the exclusion would be disallowed because of your particular situation). You should note that income that is not subject to federal income taxes may nonetheless have to be considered along with other adjusted gross income in determining whether any Social Security payments received by you are subject to federal income taxes.

If the Florida Tax-Exempt or the Tax-Exempt Funds hold certain so-called "private activity bonds" issued after August 7, 1986, shareholders will need to include as an item of tax preference for purposes of the federal alternative minimum tax that portion of the dividends paid by the Funds derived from interest received on such bonds. The maximum federal alternative minimum tax rate is 28% for individuals. In addition, corporations will need to take into account all exempt-interest dividends paid by these Funds in determining certain adjustments for the federal alternative minimum tax and the environmental tax.

Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain, no matter how long you have held Fund shares. If you hold shares for six months or less, and during that time receive a distribution that is taxable as a long-term capital gain, any loss you realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gains distribution.

Additionally, for federal income tax purposes, exchange transactions are created as sales on which you will realize a capital gain or loss depending on whether the value of the shares exchanged is more or less than your basis in the shares at the time of the transaction.


A shareholder considering purchasing shares of a Fund on or just before the record date of any capital gains distributions (or in the case of the Equity, Equity Value, International Equity, Small Capitalization or Balanced Funds, the record date of dividend and capital gains distributions) should be aware that the amount of the forthcoming dividend or distribution, although in effect a return of capital, will be taxable.


Any dividends declared by a Fund in October, November or December of a particular year and payable to shareholders of record on a date during those months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year, so long as the dividends are actually paid in January of the following year.

Shareholders in the Equity and Fixed Income Funds may realize a taxable gain or loss when redeeming, transferring or exchanging shares of a Fund, depending on the difference in the prices at which the shareholder purchased and sold the shares.


It is expected that the International Equity Fund will be subject to foreign withholding taxes with respect to income received from sources within foreign countries. If more than 50% of the value of this Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Fund makes this election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder would be entitled either (a) to credit their proportionate amount of such taxes against their federal income tax liabilities, subject to certain limitations described in the Statement of Additional Information, or (b) if they itemize their deductions, to deduct such proportionate amount from their U.S. income.



The foregoing summarizes some of the important federal tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in a Fund should consult their tax advisers with specific reference to their own tax situation. Shareholder will be advised annually as to the federal income tax consequences of distributions made each year.


STATE AND LOCAL TAXES GENERALLY. Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser regarding these taxes. In particular, except as stated below, dividends paid by the U.S. Government Securities, Treasury and the two Tax-Exempt Funds may be taxable under state or local law as dividend income, even though all or part of those dividends come from interest on obligations that would be free of such income taxes if held by you directly.

FLORIDA TAXES (FLORIDA TAX-EXEMPT AND TREASURY FUNDS). Florida does not currently have an income tax for individuals, and therefore individual shareholders of the Florida Tax-Exempt and Treasury Funds will not be subject to any Florida income tax on amounts received from the Funds. However, Florida does impose an income tax on certain corporations, so that such amounts may be taxable to corporate shareholders.

Florida also imposes an "intangibles tax" at the annual rate of 2 mills or 0.20% on certain securities and other intangible assets owned by Florida residents. With respect to the first mill, or first .10%, of the intangibles tax, every natural person is entitled each year to an exemption of the first $20,000 of the value of the property subject to the tax. A husband and wife filing jointly will have an exemption of $40,000. With respect to the last one mill, or last .10%, of the intangibles tax, every natural person is entitled each year to an exemption of the first $100,000 of the value of the property subject to the tax. A husband and wife filing jointly will have an exemption of $200,000.


Obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the U.S. Government, its agencies and certain U.S. territories and possessions (such as Guam, Puerto Rico and the Virgin Islands), as well as cash, are exempt from this intangibles tax. If on December 31 of any year the portfolio of the Florida Tax-Exempt Fund or Treasury Fund consist solely of such exempt assets, then that Fund's shares will be entirely exempt from the Florida intangibles tax payable in the following year.


The Florida Tax-Exempt Fund intends, but cannot guarantee, that its shares will qualify for total exemption from the Florida intangibles tax. On the other hand, it is possible that shares of the Treasury Fund may, or may not so qualify. In order to take advantage of this exemption, a Fund may sell non-exempt assets held in its portfolio during the year and reinvest the proceeds in exempt assets, or hold cash, prior to December 31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Fund's investment return and might exceed any increased investment return the Fund achieved by investing in non-exempt assets during the year.


MEASURING PERFORMANCE


- PERFORMANCE INFORMATION PROVIDES YOU WITH A METHOD OF MEASURING AND MONITORING YOUR INVESTMENTS. EACH FUND MAY QUOTE ITS PERFORMANCE IN ADVERTISEMENTS OR SHAREHOLDER COMMUNICATIONS. THE PERFORMANCE FOR EACH CLASS OF SHARES OF A FUND IS CALCULATED SEPARATELY FROM THE PERFORMANCE OF THE FUNDS' OTHER CLASSES OF SHARES.

     UNDERSTANDING PERFORMANCE MEASURES:


- Total return for each Equity and Fixed Income Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.



- Yields for the Funds are calculated for a specified 30-day (or one-month) period by dividing the net income for the period by the maximum offering price on the last day of the period, and annualizing the result on a semi-annual basis. Yields for the Money Market Funds are the income generated over a 7-day period (which period will be identified in the quotation) and then assumed to be generated over a 52 week period and shown as a percentage of the investment. Net income used in yield calculations may be different than net income used for accounting purposes.


- Effective yields for the Money Market Funds are calculated similarly, but the income quoted over a 7-day period is assumed to be reinvested.


- Tax-equivalent yields for the two Tax-Exempt Funds show the amount of taxable yield needed to produce an after-tax equivalent of a tax-free yield, and are calculated by increasing the yield (as calculated above) by the amount necessary to reflect the payment of federal and/or state income taxes at a stated rate.



PERFORMANCE COMPARISONS:

The Funds may compare their yields and total returns to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

Total return and yield data as reported in national financial publications such as MONEY, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, as well as in publications of a local or regional nature, may be used for comparison.


The performance of the Equity and Fixed Income Funds may also be compared to data prepared by Lipper Analytical Services, Inc., Mutual Fund Forecaster, Wiesenberger Investment Companies Services, Morningstar or CDA Investment Technologies, Inc., and total returns for these Funds may be compared to indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Lehman Brothers Bond Indexes, the Merrill Lynch Bond Indexes, the Wilshire 5000 Equity Indexes or the Consumer Price Index. In addition, the International Equity Fund's performance may be compared to either the Morgan Stanley Capital International Index or the FT World Actuaries Index.



The yields of Prime Fund Investor Shares may be compared to the DONOGHUE'S MONEY FUND AVERAGE which monitors the performance of money market funds, the yields of Treasury Fund Investor Shares may be compared to the DONOGHUE'S GOVERNMENT MONEY FUND AVERAGE, and the yields of Tax-Exempt Fund Investor Shares may be compared to DONOGHUE'S TAX-FREE MONEY FUND AVERAGE. Additionally, the Money Market Funds' performance may also be compared to data prepared by Lipper Analytical Services, Inc.


               ______________________________

SPECIAL INFORMATION FOR INVESTORS IN THE FLORIDA TAX-EXEMPT FUND:

You may find it particularly useful to compare the tax-free yields of the Florida Tax-Exempt Fund to the equivalent yields from taxable investments.
For an investor in a low tax bracket, it may not be helpful to invest in a tax-exempt investment if a higher after-tax yield can be achieved from a taxable instrument.

The following table illustrates the differences between hypothetical tax-free yields and tax-equivalent yields for different tax brackets. You should be aware, however, that tax brackets can change over time and that your tax adviser should be consulted for specific yield calculations. (The federal tax brackets and rates below are those currently available for 1995.)


      Taxable Income                                         Tax Exempt Yield
----------------------            --------------------------------------------------------------------
                        Federal   4.00%   4.50%   5.00%   5.50%   6.00%   6.50%  7.00%   7.50%   8.00%


Single Return         Joint Return     Bracket                             Equivalent Taxable Yield
                                                  ----------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Not over $22,750    Not over $38,000   15.000%     4.71%   5.29%   5.88%   6.47%   7.06%   7.65%   8.24%   8.82%   9.41%
22,751 - 55,100     38,001 - 91,850    28.000%     5.56%   6.25%   6.94%   7.64%   8.33%   9.03%   9.72%  10.42%  11.11%
55,101 - 115,000    91,851 - 140,000   31.000%     5.80%   6.52%   7.25%   7.97%   8.70%   9.42%  10.14%  10.87%  11.59%
115,001 - 250,000   140,001 - 250,000  36.000%     6.25%   7.03%   7.81%   8.59%   9.38%  10.16%  10.94%  11.72%  12.50%
Over 250,000        Over 250,000       39.600%     6.62%   7.45%   8.28%   9.11%   9.93%  10.76%  11.59%  12.42%  13.25%

These yields are for illustrative purposes only. The tax brackets do not take into account the effect of reductions in the deductibility of itemized deductions for taxpayers with adjusted gross income over $108,450 or the possible effect of the federal alternative minimum tax. Additionally, effective brackets and equivalent taxable yields could be higher than those shown. The brackets do not take into consideration the Florida intangibles tax, and equivalent taxable yields would actually be greater than those shown when compared to a taxable security which is also subject to the Florida intangibles tax.


--------------------------------------------------------------------------------
Performance quotations will fluctuate, and you should not consider quotations to be representative of future performance.  You should also remember that performance is generally a function of the kind and quality of investments held in a portfolio, portfolio maturity, operating expenses and market conditions.  Fees that Barnett
Securities, Inc. or another Service Organization may charge directly to its customer accounts in connection with an investment in a Fund will not be included in the Funds' calculations of total return and yield.
--------------------------------------------------------------------------------



Inquiries regarding the Funds may be directed to the Distributor at the address stated on page [39.]

                         ______________________________

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE FUNDS INCORPORATED IN THIS PROSPECTUS BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


THE DISTRIBUTOR MAY, FROM TIME TO TIME, PROVIDE PROMOTIONAL INCENTIVES TO CERTAIN DEALERS WHOSE REPRESENTATIVES HAVE SOLD OR ARE EXPECTED TO SELL SIGNIFICANT AMOUNTS OF THE FUNDS. THE DISTRIBUTOR MAY ALSO PAY, FROM TIME TO TIME, BARNETT SECURITIES, INC. AND/OR OTHER DEALERS AN AMOUNT THAT DOES NOT EXCEED 0.40% OF THE AMOUNT INVESTED. AT VARIOUS TIMES THE DISTRIBUTOR MAY IMPLEMENT PROGRAMS UNDER WHICH A DEALER'S SALES FORCE MAY BE ELIGIBLE TO WIN CASH OR MATERIAL AWARDS FOR CERTAIN SALES EFFORTS. THE DISTRIBUTOR MAY PROVIDE MARKETING SERVICES TO DEALERS, CONSISTING OF WRITTEN INFORMATIONAL MATERIAL RELATING TO SALES INCENTIVE CAMPAIGNS CONDUCTED BY SUCH DEALERS FOR THEIR REPRESENTATIVES. TO THE EXTENT PERMITTED BY LAW, THE FUNDS' ADVISER MAY IMPLEMENT OR PARTICIPATE IN SIMILAR PROGRAMS.

                                  EMERALD FUNDS
                   (Prime Trust Fund and Treasury Trust Fund)


                                    FORM N-1A


                              CROSS REFERENCE SHEET
                              ---------------------


                                             Prospectus Heading
                                             ------------------

1.   Cover Page . . . . . . . . . .          Cover Page

2.   Synopsis . . . . . . . . . . .          Summary of Expenses and
                                             Financial Information -
                                             Expenses

3.   Condensed Financial                     Summary of Expenses and
       Information  . . . . . . . .          Financial Information -
                                             Financial Highlights; The
                                             Business of the Funds -
                                             Measuring Performance

4.   General Description of                  Cover Page; Risk Factors,
       Registrant . . . . . . . . .          Investment Principles and
                                             Policies; Your Emerald Fund
                                             Account - The Emerald Family
                                             of Funds;

5.   Management of the                       Investing in Emerald Funds -
       Fund . . . . . . . . . . . .          Your Money Manager; Investing
                                             in Emerald Funds - Other
                                             Service Providers; The
                                             Business of the Funds - Fund
                                             Management


5A.  Management's Discussion                 Summary of Expenses and
       of Fund Performance  . . . .          Financial Information -
                                             Financial Highlights


6.   Capital Stock and Other                 Your Emerald Fund Account -The
       Securities . . . . . . . . .          Emerald Family of Funds;
                                             Investing in Emerald Funds -If
                                             You Have Questions; Investing
                                             in Emerald Funds -How to Buy
                                             Shares; Investing in Emerald
                                             Funds - How to Sell Shares;
                                             Investing in Emerald Funds -
                                             Transaction Rules; Investing
                                             in Emerald Funds -Getting Your

                                             Investment Started; Your
                                             Emerald Fund Account -
                                             Dividends and Distributions;
                                             The Business of the Funds -
                                             Tax Implications; Risk
                                             Factors, Investment Principles
                                             and Policies

7.   Purchase of Securities                  Investing in Emerald Funds -
       Being Offered  . . . . . . .          Getting Your Investment
                                             Started; Investing in Emerald
                                             Funds - How to Buy Shares;
                                             Investing in Emerald Funds -
                                             Transaction Rules;  Your
                                             Emerald Fund Account -
                                             Distribution and Service
                                             Arrangements; Your Emerald
                                             Fund Account - Shareholder
                                             Services;


8.   Redemption or                           Investing in Emerald Funds -
        Repurchase  . . . . . . . .          How to Sell Shares;  Investing
                                             in Emerald Funds - Transaction
                                             Rules


9.   Pending Legal Proceedings  . .          Not applicable (All Portfolios)

                     EMERALD MONEY MARKETS FOR INSTITUTIONS








                              TREASURY TRUST FUND
                                PRIME TRUST FUND


                          Investment Portfolios Offered
                                by Emerald Funds


                              P R O S P E C T U S




                                APRIL 1, 1996








                                 EMERALD FUNDS

                                 EMERALD FUNDS

              Prospectus for Treasury Trust and Prime Trust Funds





     FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BARNETT BANKS TRUST COMPANY, N.A. OR ANY OF ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. WHILE EACH FUND WILL ATTEMPT TO MAINTAIN A NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN.



     This Prospectus relates to the TREASURY TRUST AND PRIME TRUST FUNDS
(the "Funds"), two separate short-term money market funds that are designed to meet the cash management needs of investors. The Prime Trust Fund and Treasury Trust Fund each seek to provide a high level of current income, consistent with liquidity, the preservation of capital and a stable net asset value.


     Shares of the Funds are sold by Emerald Asset Management, Inc.   Barnett
Banks Trust Company, N.A., Jacksonville, Florida ("Barnett") and its affiliated banks acting in a fiduciary capacity on behalf of persons maintaining accounts at the banks, as well as to certain accounts maintained at other institutions for which Barnett provides advisory or other fiduciary services. Shares are sold and redeemed without any purchase or redemption charge imposed by the Funds, although Barnett, its affiliated and correspondent banks and other institutions may charge their customer accounts for services provided in connection with the purchase or redemption of shares.

     This Prospectus describes concisely the information about the Funds that you should consider before investing. Please read and keep it for future reference.



     More information about the Funds is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained free upon request by calling 1-800-367-5905. The Statement of Additional Information is dated April 1, 1996 and is incorporated by reference into (considered a part of) the Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


OHIO INVESTOR NOTICE: Each Fund may invest more than 15% of its total assets in securities issued under Rule 144A which are restricted as to disposition and securities of unseasoned issuers which, together with their predecessors, have a record of less than three years continuous operations.



                                April 1, 1996

                 SUMMARY OF EXPENSES AND FINANCIAL INFORMATION

EXPENSES

     ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general fund administration, accounting and other services.

     Below is information regarding the Funds' operating expenses for shares of the Prime Trust and Treasury Trust Funds. Examples based on this information are also provided.

ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS  TREASURY TRUST  PRIME TRUST
(as a percentage of average net assets)                 FUND           FUND
                                                   --------------  -----------

Advisory Fees                                           0.13%         0.13%
12b-1 Fees                                              0.00%         0.00%
Shareholder Service Fees                                0.00%         0.00%
All Other Expenses                                      0.15%         0.15%
                                                        ----          ----
Total Fund Operating Expenses                           0.28%         0.28%
                                                        ----          ----


EXAMPLE: Let's say, hypothetically, that the annual net return on each Fund is 5%, and that their operating expenses are as described above. For every $1,000 you invested in a particular Fund after the periods shown below, you would have paid this much in expenses during such periods:

                                            1         3         5        10
                                           YEAR     YEARS     YEARS     YEARS
                                           -----    -----     -----     -----


Treasury Trust Fund                         $3      $9        $16        $36
Prime Trust Fund                            $3      $9        $16        $36

____________

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.



     This expense information is provided to help you understand the expenses you would bear indirectly as a shareholder of the Funds. The operating expenses for the Funds have been restated using current fee rates that would have been applicable had they been in effect during the previous fiscal year.



     As stated below under "The Emerald Family of Funds," the Funds agreed to pay annual investment advisory fees totalling .15% of each Fund's average daily net assets. However, the sub-adviser voluntarily waived, during the most recent fiscal year, a portion of its fee payable by each Fund. Absent the waiver, the total operating expenses for the Prime Trust and Treasury Trust Funds would have been .15% and .15%, respectively. See "Management of Emerald Funds" in this Prospectus and the financial statements and related notes in the Statement of Additional Information for a further description of the Funds' operating, expenses. You should note that any fees that are charged by Barnett, its affiliates or any other institutions directly to their customer accounts for services related to an investment in the Funds are in addition to and not reflected in the fees and expenses described above.

FINANCIAL HIGHLIGHTS



     THE FINANCIAL HIGHLIGHTS BELOW HAVE BEEN AUDITED BY PRICE WATERHOUSE LLP, EMERALD FUNDS' INDEPENDENT ACCOUNTANTS, WHOSE UNQUALIFIED REPORT ON THE FINANCIAL STATEMENTS CONTAINING SUCH INFORMATION FOR THE FIVE YEARS IN THE PERIOD ENDED NOVEMBER 30, 1995 IS INCORPORATED BY REFERENCE INTO THE
STATEMENT OF ADDITIONAL INFORMATION (WHICH CAN BE OBTAINED FREE OF CHARGE BY CALLING 800/367-5905). THE FINANCIAL HIGHLIGHTS SHOULD BE READ ALONG WITH
THE FINANCIAL STATEMENTS AND RELATED NOTES. FURTHER INFORMATION ABOUT EACH FUND'S PERFORMANCE IS CONTAINED IN THE FUNDS' ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1995, WHICH MAY BE OBTAINED WITHOUT CHARGE FROM THE DISTRIBUTOR.


     Financial highlights for a Share of the Treasury Trust Fund outstanding throughout each of the periods indicated.



                                                                      YEAR ENDED                                  PERIOD ENDED
                                       ---------------------------------------------------------------------------
                                       NOVEMBER 30, NOVEMBER 30,NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30,
                                           1995         1994         1993      1992(5)        1991          1990     1989(1)
                                       ------------ ----------- ------------ ------------ -----------  -----------  -----------
Net asset value, beginning of period    $ 1.0015      $ 0.9999     $ 0.9999    $ 1.0000     $ 1.0000   $  1.0000     $ 1.0000
                                         --------      --------    --------     --------    --------     --------    --------
Income from investment operations:
  Net investment income                   0.0551        0.0367       0.0292      0.0367       0.0598      0.0777       0.0849
  Net realized gains (losses) on
    securities                           (0.0006)       0.0016       0.0000     (0.0001)     (0.0000)     0.0000       0.0000
                                         --------      --------    --------     --------    --------     --------    --------
Total income from investment
  operations                              0.0545        0.0383       0.0292      0.0366       0.0598      0.0777       0.0849
                                         --------      --------    --------     --------    --------     --------    --------
Less dividends and distributions:
Dividends from net investment income     (0.0551)      (0.0367)     (0.0292)    (0.0367)     (0.0598)    (0.0777)     (0.0849)
Distributions from net realized
  gains on securities                    (0.0009)      --           --          --           --          --           --
Total dividends and distributions        (0.0560)      (0.0367)     (0.0292)    (0.0397)     (0.0598)    --           --
Net change in net asset value            (0.0015)       0.0016       0.0000     (0.0001)      0.0000      0.0000       0.0000
                                         --------      --------    --------     --------    --------     --------    --------
Net asset value, end of period          $ 1.0000      $ 1.0015     $ 0.9999    $ 0.9999     $ 1.0000    $ 1.0000     $ 1.0000
                                         --------      --------    --------     --------    --------     --------    --------
                                         --------      --------    --------     --------    --------     --------    --------
Total return                              5.74%         3.73%        2.96%       3.74%        6.15%       8.05%        8.83%(6)
Ratios/supplemental data:
   Net assets, end of period
  (000s)                                $132,850    $126,771     $166,410    $183,072     $184,420    $215,948   $236,411
  Ratio of expenses to average
   net assets                             0.40%         0.40%        0.40%       0.40%        0.39%       0.38%        0.39%(3)(4)
  Ratio of net investment income to
   average net assets                     5.54%         3.61%        2.92%       3.72%        6.00%       7.77%        8.63%(3)(4)
   Ratio of expenses to average
    net assets(2)                         0.45%         0.44%        0.42%      --           --           0.39%       --
   Ratio of net investment income
    to average net assets(2)              5.50%         3.57%        2.90%      --           --           7.76%       --




_______________________
(1) For the period December 7, 1988 (commencement of operations) through November 30, 1989.


(2) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(3) Net of fee waivers by the sub-adviser and administrator. In addition, interest expense had the effect of increasing the Fund's expenses as a percentage of average net assets by 0.03%. If the fee waivers had not been in place, the annualized ratio of expenses to average net assets would have been 0.43% for the period ended November 30, 1989.
(4)  Annualized.
(5) Effective April 22, 1992, Rodney Square Management Corporation, a subsidiary of Wilmington Trust Company, became the Fund's investment sub-adviser.
(6)  Not Annualized.

FINANCIAL HIGHLIGHTS
Financial highlights for a Share of Prime Trust Fund outstanding throughout each of the periods indicated.




                                                                      YEAR ENDED                                  PERIOD ENDED
                                       ---------------------------------------------------------------------------
                                       NOVEMBER 30, NOVEMBER 30,NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30,
                                           1995         1994         1993      1992(5)         1991        1990        1989(1)
                                       ------------ ----------- ------------ ------------ -----------  -----------  -----------
Net asset value, beginning
 of period                              $ 0.9999      $ 1.0000     $ 1.0017    $ 1.0000     $ 1.0000    $ 1.0000     $ 1.0000
                                         --------      --------    --------     --------    --------     --------    --------
Income from investment operations:
  Net investment income                   0.0561        0.0377       0.0304      0.0392       0.0637      0.0800       0.0888
  Net realized gains (losses)
     on securities                        0.0000       (0.0038)      0.0005(3)   0.0017       0.0000      0.0000       0.0000
                                         --------      --------    --------     --------    --------     --------    --------
Total from investment
operations                                0.0561        0.0339       0.0309      0.0409       0.0637      0.0800       0.0888
                                         --------      --------    --------     --------    --------     --------    --------
Less dividends and distributions:
  Dividends from net investment
   income                                (0.0561)      (0.0377)     (0.0304)    (0.0392)     (0.0637)    (0.0800)     (0.0888)
  Distributions from net realized
   gains on securities                    0.0000        0.0000      (0.0022)     0.0000       0.0000      0.0000       0.0000
                                         --------      --------    --------     --------    --------     --------    --------
  Total dividends and distributions      (0.0561)      (0.0377)     (0.0326)    (0.0392)     (0.0637)    (0.0800)     (0.0888)
                                         --------      --------    --------     --------    --------     --------    --------
  Increase due to voluntary capital
 contribution from sub-adviser            0.0000        0.0037       0.0000      0.0000       0.0000      0.0000       0.0000
                                         --------      --------    --------     --------    --------     --------    --------
Net change in net asset value             0.0000       (0.0001)     (0.0017)     0.0017       0.0000      0.0000       0.0000
                                         --------      --------    --------     --------    --------     --------    --------
Net asset value, end of period           $0.9999      $ 0.9999     $ 1.0000    $ 1.0017      $1.0000    $ 1.0000     $ 1.0000
                                         --------      --------    --------     --------    --------     --------    --------
                                         --------      --------    --------     --------    --------     --------    --------
Total return                                 5.76%         3.83%       3.31%        4.00%       6.56%        8.31%       9.25%(6)
Ratios/supplemental data:
  Net assets, end of
   period (000s)                         $131,089      $131,758    $111,769     $ 99,192     $89,777      $78,363    $ 70,298
  Ratio of expenses to average net
   assets                                    0.40%         0.40%       0.40%        0.40%       0.40%        0.38%       0.36%(4)
  Ratio of net investment income to
   average net assets                        5.60%         3.80%       3.03%        3.89%       6.34%        8.00%       8.99%(4)
  Ratio of expenses to average
   net assets(2)                             0.46%         0.44%       0.44%        0.46%       0.46%        0.47%       0.54%(4)
  Ratio of net investment income
   to average net assets(2)                  5.54%         3.76%       3.00%        3.83%       6.28%        7.91%       8.81%



________________________
(1) For the period December 7, 1988 (commencement of operations) through November 30, 1989.


(2) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.


(3) Net realized gain per share is the direct result of a decrease in outstanding shares between 11/30/92 and the date of the gain distribution.
(4)  Annualized.
(5) Effective April 22, 1992, Rodney Square Management Corporation, a subsidiary of Wilmington Trust Company, became the Fund's investment sub-adviser.
(6)  Not Annualized.

                RISK FACTORS, INVESTMENT PRINCIPLES AND POLICIES


     The Adviser and Sub-Adviser use a range of different investments and investment techniques in seeking to achieve a Fund's investment objectives, which involve various risks, and which are described in the following sections. Although the Funds will endeavor to attain their investment objectives, there can be no assurance they will be successful.



     Each Fund invests only in U.S. dollar-denominated securities that mature in thirteen months or less (with certain exceptions). The dollar-weighted average portfolio maturity of each Fund may not exceed ninety days.



     Instruments acquired by the Funds will be U.S. Government securities or other "First Tier Securities." The term "First Tier Securities" has a technical definition given by the Securities and Exchange Commission, but such term generally refers to securities that the Sub-Adviser has determined, under guidelines established by the Board of Trustees and the Adviser, present minimal credit risks, and have the highest short-term debt ratings at the time of purchase by one (if rated by only one) or more Nationally Recognized Statistical Rating Organizations ("NRSROs"). A description of applicable ratings is attached to the Statement of Additional Information as Appendix A. Unrated instruments (including instruments with long-term but no short-term ratings) will be of comparable quality as determined by the Sub-Adviser under guidelines approved by the Board of Trustees.


PRIME TRUST AND TREASURY TRUST FUNDS
     The investment objective of both the Prime Trust and the Treasury Trust Funds is to seek to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value. The
Prime Trust Fund pursues its objective by investing in a broad range of government, bank and corporate obligations that can be found in the money markets. The Treasury Trust Fund seeks to achieve its objective by investing in obligations that the U.S. Government has issued or to which the U.S. Government has pledged its full faith and credit to guarantee the payment of principal and interest. You should note, however, that shares of the Treasury Trust Fund are not themselves issued or guaranteed by the U.S. Government or any of its agencies. U.S. Government obligations include Treasury bills, certain Treasury strips, certificates of indebtedness, notes and bonds, and obligations of other agencies and instrumentalities that are backed by the U.S. Treasury. It is the Treasury Trust Fund's policy that under normal conditions it will invest 65% or more of its total assets in U.S Treasury obligations and repurchase agreements for which such obligations serve as collateral.


       In accordance with the current rules of the Securities and Exchange Commission, the Prime Trust Fund intends to limit its purchases in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) to no more than 5% of its total assets at the time of purchase, with the exception that up to 25% of its total assets may be invested in the securities of any single issuer for up to three business days.


PORTFOLIO INSTRUMENTS, PRACTICES AND RELATED RISKS

     U.S. GOVERNMENT OBLIGATIONS. The TREASURY TRUST FUND may invest in U.S. Government obligations as described above. The PRIME TRUST FUND may invest in securities issued or guaranteed by the U.S. Government, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities. Obligations of some of these agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the U.S. Treasury; others, like the Export-Import Bank, are supported by the issuer's right to borrow from the Treasury; others, including the Federal National Mortgage Association, are backed by the discretionary ability of the U.S. Government to purchase the entity's obligations; and still others like the Student Loan Marketing Association are backed solely by the issuer's credit. U.S. Government obligations also include U.S. Government-backed trusts that hold obligations of foreign governments and are guaranteed or backed by the full faith and credit of the United States. There is no assurance that the U.S. Government would support a U.S. Government-sponsored entity were it not required to do so by law.

     ASSET-BACKED SECURITIES. The PRIME TRUST FUND may invest in asset-backed securities (I.E., securities backed by mortgages, installment sale contracts, credit card receivables or other assets). The average life of an asset-backed instrument varies with the maturities of the underlying instruments, and is likely to be substantially less than the original maturity of the asset pools underlying the security as the result of scheduled principal payments and prepayments. This may be particularly true for mortgage-backed securities. The rate of such prepayments, and hence the life of the security, will be primarily a function of current market rates and current conditions in the relevant market. The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of failing interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely.
To the extent the Fund purchases asset-backed securities at a premium, prepayments (which often may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of any premiums paid.

     Presently there are several types of mortgage-backed securities issued or guaranteed by U.S. Government agencies, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as a real estate mortgage investment conduits, or REMICS. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Although the relative payment rights of these classes can be structured in a number of different ways, most often payments of principal are applied to the CMO classes in the order of their respective stated maturities. CMOs can expose the Fund to more volatility and interest rate risk than other types of asset-backed obligations.

     MUNICIPAL OBLIGATIONS. The PRIME TRUST FUND may also invest in municipal obligations. These securities may be advantageous for the Fund when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other securities the particular Fund can purchase. Dividends paid by the Fund that come from interest on municipal obligations will be taxable to shareholders.

     The two main types of municipal obligations are "general obligation" securities (which are secured by the issuer's full faith credit and taxing power) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or other specific revenue source). A third type of municipal obligation, normally issued by special purpose public authorities, is known as a "moral obligation" security because if the issuer cannot meet its obligations it then draws on a reserve fund, the restoration of which is not a legal requirement. Private activity bonds (such as bonds issued by industrial development authorities) are usually revenue securities issued by or for public authorities to finance a privately operated facility.

     Within the principal classifications described above there are a variety of categories including municipal leases and certificates of participation. Municipal lease obligations are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Sub-Adviser, under the supervision of the Board of Trustees and the Adviser, will determine the credit quality of any unrated municipal leases on an on-going basis, including an assessment of the likelihood that the lease will not be cancelled.

     In many cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal obligation is tax-exempt and, accordingly, purchases of such securities are based on the opinion of counsel to the sponsors or issuers of the instruments. Emerald Funds, the Adviser and the Sub-Adviser rely on these opinions and do not intend to review the basis for them.


     Municipal obligations purchased by the Prime Trust Fund may be backed by letters of credit or guarantees issued by domestic or foreign banks and other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantees with respect to a municipal obligation held by the Fund could have an adverse effect on the Fund's portfolio and the value of its shares. As described below under "Foreign Securities," foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations.


     CORPORATE OBLIGATIONS. The PRIME TRUST FUND may purchase corporate bonds and cash equivalents that meet the Fund's quality and maturity limitations. These investments may include obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, Eurobonds, which are U.S. dollar-denominated obligations of foreign issuers, Yankee bonds, which are U.S. dollar-denominated bonds issued by foreign issuers in the U.S., and equipment trust receipts.

     Cash equivalents, such as commercial paper and other similar obligations purchased by the Fund that have an original maturity of thirteen months or less, will either have short-term ratings at the time of purchase in the top category of one or more NRSROs or be issued by issuers with such ratings. Unrated instruments of these types purchased by the Fund will be determined to be of comparable quality.


     BANK OBLIGATIONS. The PRIME TRUST FUND may purchase Cds, bankers' acceptances, notes and time deposits issued or supported by U.S. or foreign banks and savings institutions that have total assets of more than $1 billion. The Fund may also invest in Cds and time deposits of domestic branches of U.S. banks that have total assets of less than $1 billion if the Cds and time deposits are insured by the FDIC. Investments in foreign banks and foreign branches of U.S. banks will not make up more than 25% of the Fund's total assets when the investment is made. (To the extent permitted by the SEC, bank obligations of U.S. branches of foreign banks will be considered to be investments in U.S. domestic banks for purposes of this calculation.) The

Fund may also make interest-bearing savings deposits in amounts not exceeding 5% of its total assets.

     REPURCHASE AGREEMENTS. EACH FUND may buy portfolio securities subject to the seller's agreement to repurchase them at an agreed upon time and price. These transactions are known as repurchase agreements. A Fund will enter into repurchase agreements only with financial institutions deemed to be creditworthy by the Sub-Adviser, pursuant to guidelines established by the Board of Trustees and the Adviser. During the term of any repurchase agreement, the Sub-Adviser will monitor the creditworthiness of the seller, and the seller must maintain the value of the securities subject to the agreement in an amount that is greater than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays connected with the disposition of the underlying obligations. Because of the seller's repurchase obligations, the securities subject to repurchase agreements do not have maturity limitations.

     VARIABLE AND FLOATING RATE INSTRUMENTS. EACH FUND may purchase variable and floating rate instruments. These instruments must be issued or fully guaranteed by the U.S. Government in respect to the Treasury Trust Fund, but for the Prime Trust Fund investments may include variable amount master demand notes issued by private issuers, which are instruments under which the indebtedness, as well as the interest rate, varies. If rated, variable and floating rate instruments must be rated in the highest short-term rating category by an NRSRO. If unrated, such instruments will need to be determined to be of comparable quality. Unless guaranteed by the U.S. Government or one of its agencies or instrumentalities, variable or floating rate instruments purchased by the Prime Trust Fund must permit the Fund to demand payment of the instrument's principal at least once every thirteen months. Because of the absence of a market in which to resell a variable or floating rate instrument, the Fund might have trouble selling an instrument should the issuer default or during periods when the Fund is not permitted by agreement to demand payment of the instrument, and for this or other reasons a loss could occur with respect to the instrument.

     STRIPPED SECURITIES. EACH FUND may invest in instruments known as "stripped" securities. These instruments include U.S. Treasury bonds and notes and federal agency obligations on which the unmatured interest coupons have been separated from the underlying obligation. These obligations are usually issued at a discount to their "face value," and because of the manner in which principal and interest are returned may exhibit greater price volatility than more conventional debt securities. The Treasury Trust Fund's investments in these instruments will be limited to "interest only" stripped securities that have been issued by a federal instrumentality known as the Resolution Funding Corporation and other stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal Securities program ("STRIPS"). The Prime Trust Fund may invest in these as well. Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The Prime Trust Fund may also invest in instruments that have been stripped by their holder, typically a custodian bank or investment brokerage firm, and then resold in a custodian receipt program under names you may be familiar with such as TIGRS and CATS.

     In addition, the Prime Trust Fund may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. SMBS, in particular, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. If the underlying obligations experience greater than anticipated prepayments, the Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by Emerald Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

     Although certain stripped securities do not pay interest to their holders before they mature, federal income tax rules require a Fund each year to recognize a part of the discount attributable to a security as interest income. This income must be distributed along with the other income a Fund earns. To the extent shareholders request that they receive their dividends in cash rather than reinvesting them, the money necessary to pay those dividends must come from the assets of a Fund or from other sources such as proceeds from sales of Fund shares and/or sales of portfolio securities. The cash so used would not be available to purchase additional income-producing securities, and a Fund's current income could ultimately be reduced as a result.

     BANK INVESTMENT CONTRACTS AND GUARANTEED INVESTMENT CONTRACTS. The PRIME TRUST FUND may invest in bank investment contracts ("BICs") issued by banks that meet the asset size requirements described above under "Bank Obligations" and in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies that have assets of $1 billion or more and meet the quality and credit standards established by the Sub-Adviser pursuant to guidelines approved by the Board of Trustees and the Adviser. Pursuant to a BIC or GIC, the Fund would make cash contributions to a deposit account at a bank or insurance company. These contracts are general obligations of the issuing bank or insurance company and are paid from the general assets of the issuing entity. In return for its cash contribution, the Fund would receive interest from the issuing entity at either a negotiated fixed or floating rate. Because BICs and GICs are generally not assignable or transferable without the permission of the bank or insurance company involved, and an active secondary market does not currently exist for these instruments, they are considered illiquid securities and are subject to the Fund's policy and limitation on such investments as described below under "Managing Liquidity."

     PARTICIPATIONS AND TRUST RECEIPTS. The PRIME TRUST FUND may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest or receipt bears to the total principal amount of the security. The Fund intends only to purchase participations and trust receipts from an entity or syndicate, and does not intend to serve as a co-lender in any such activity. As to certain instruments for which the Fund will be able to demand payment, the Fund intends to exercise its right to do so only upon a default under the terms of the security, as needed to provide liquidity, or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest or trust receipt may be deemed to be an extension of credit by the Fund to the issuing financial institution rather than to the obligor of the underlying security and may not be directly entitled to the protection of any collateral security provided by the obligor. In such event, the ability of the Fund to obtain repayment could depend on the issuing financial institution.

     WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. EACH FUND may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. When-issued purchases and forward purchase commitments are not expected to exceed 25% of the value of a Fund's total assets under normal circumstances. These transactions will not be entered for speculative purposes but only in furtherance of a Fund's investment objective.

     OTHER INVESTMENT COMPANIES. EACH FUND may invest in the securities of other mutual funds that invest in the particular instruments in which a Fund itself may invest, subject to the requirements of applicable securities laws. When a Fund invests in another mutual fund, it pays a pro rata portion of the sub-advisory and other expenses of that fund as a shareholder of that fund. These expenses are in addition to the sub-advisory and other expenses a Fund pays in connection with its own operations.

     BORROWINGS. EACH FUND is authorized to make limited borrowings for temporary purposes and each Fund may enter into reverse repurchase agreements. Under such an agreement a Fund sells portfolio securities and then buys them back later at an agreed-upon time and price. When a Fund enters into a reverse repurchase agreement it will place in a separate custodial account either liquid assets or high grade debt securities that have a value equal to or more than the price a Fund must pay when it buys back the securities, and the account will be continuously monitored to make sure the appropriate value is maintained. Reverse repurchase agreements may be used to meet redemption requests without selling portfolio securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Interest paid by a Fund in a reverse repurchase or other borrowing transaction will reduce a Fund's income.

     SECURITIES LENDING. EACH FUND may lend securities held in its portfolio to broker-dealers and other institutions as a means of earning additional income. These loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, securities loans will be made only to parties the Sub-Adviser deems to be of good standing, and will only be made if the Sub-Adviser thinks the possible rewards from such loan justify the possible risks. A loan will not be made if, as a result, the total amount of a Fund's outstanding loans exceeds 30% of its total assets. Securities loans will be fully collateralized.

     MANAGING LIQUIDITY. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons a Fund does not knowingly invest more than 10% of its net assets in illiquid securities. Illiquid securities include repurchase agreements, securities loans and time deposits that do not permit a Fund to terminate them after seven days notice, GICs, BICs, stripped mortgage-backed securities issued by private issuers and securities that are not registered under the securities laws. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper, variable amount master demand notes with maturities of nine months or less and securities for which the Sub-Adviser has determined pursuant to guidelines adopted by the Board of Trustees and the Adviser that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule 144A), are not subject to this 10% limitation. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers were no longer interested in purchasing these restricted securities.



     FOREIGN SECURITIES. There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve risks associated with less complete financial information about the issuer, less market liquidity and political instability, future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.


     OTHER RISK CONSIDERATIONS. As with an investment in any mutual fund, an investment in the Funds entails market and economic risks associated with investments generally. However, there are certain specific risks of which you should be aware.

     Generally, the market value of fixed income securities in the Funds can be expected to vary inversely to changes in prevailing interest rates. You should recognize that in periods of declining interest rates the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and in periods of rising interest rates, the market value will tend to decrease. You should also recognize that in periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. The Funds may purchase zero-coupon bonds (I.E., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments.

     In addition, the Prime Trust Fund may purchase custodial receipts, tender option bonds and certificates of participation in trusts that hold municipals or other types of obligations. A certificate of participation gives a Fund an individual, proportionate interest in the obligation, and may have a variable or fixed rate. Because certificates of participation are interests in obligations that may be funded through government appropriations, they are subject to the risk that sufficient appropriations as to the timely payment of principal and interest on the obligations may not be made. The NRSRO quality rating of an issue of certificates of participation is normally based upon the rating of the obligations held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue.

     Payment on municipal obligations held by the Prime Trust Fund relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Should a foreclosure occur, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted municipal obligation.

FUNDAMENTAL LIMITATIONS

     The Funds' investment objectives and policies discussed above are not fundamental limitations and may be changed by the Board of Trustees without shareholder approval. You will be notified of any material changes, but as a result, the Funds may have different investment objectives from those they had at the time of your investment. However, each Fund also has in place certain "fundamental limitations" that cannot be changed for a Fund without the approval of a majority of that Fund's outstanding shares. Some of these fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in full in the Statement of Additional Information, which you may request by calling 800/367-5905.

     1. A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain exceptions).

     2. A Fund may not borrow money except for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of a Fund's total assets, the Fund will not make any additional investments.

     If a percentage limitation is met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.

     In order to permit the sale of a Fund's shares in some states, Emerald Funds may agree to certain restrictions that may be stricter than the investment policies and limitations discussed above. If Emerald Funds decides that any of these restrictions is no longer in a Fund's best interest, it may revoke its agreement to abide by such restriction by no longer selling shares in the state involved.
                                  ____________

                           INVESTING IN EMERALD FUNDS

YOUR MONEY MANAGER

     BARNETT BANKS TRUST COMPANY, N.A. (REFERRED TO AS "BARNETT" OR THE "ADVISER") SERVES AS INVESTMENT ADVISER AND RODNEY SQUARE MANAGEMENT CORPORATION (REFERRED TO AS THE "SUB-ADVISER"), A WHOLLY-OWNED SUBSIDIARY OF WILMINGTON TRUST COMPANY, SERVES AS SUB-ADVISER TO EACH FUND.

PURCHASE OF SHARES


     Shares of the Funds are sold on a continuous basis by Emerald Asset Management, Inc. (called the "Distributor"). The Distributor is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


     Shares of each Fund are sold only to Barnett and its affiliated banks (the "Institutions") acting in a fiduciary capacity on behalf of their customers who maintain qualified trust, agency or custodial accounts ("Customers"), as well as to certain accounts maintained at other institutions for which Barnett provides advisory or other fiduciary services. Fund shares will normally be held of record by the Institutions or in the name of a nominee of the Institutions. Beneficial ownership of Fund shares will be recorded by the Institutions and reflected in the account statements provided to their Customers.

     Shares may be purchased through procedures established by the Institutions in connection with the requirements of their Customer accounts. In many instances these procedures will include instructions under which a Customer's account is "swept" automatically on a daily basis, and amounts (federal funds) in excess of a minimum balance agreed to by an Institution and the customer are invested in a particular Fund. The Funds expect that the Institutions will transmit orders on behalf of their Customers for the purchase of Fund shares arising from automatic investment programs within one business day of the time the "excess" balances are swept. The procedures applicable to particular Customer accounts at particular Institutions regarding the purchase of shares will vary, however, and Customers are asked to consult their account managers in this regard. This Prospectus should be read in conjunction with any materials provided by the Institutions regarding such procedures.

     Shares are sold at the net asset value per share next determined after receipt of a purchase order from the Institution by the Funds' transfer agent. The minimum initial investment in the Funds for an investor is $5,000 and the minimum subsequent investment is $100. Institutions may establish different minimum investment requirements for their Customers. For example, there is no minimum initial investment for transfers of assets from other banks or financial institutions. Barnett and other Institutions may also charge their Customers certain account fees for automatic investment and other cash management services provided by them. These fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Information concerning these minimum account requirements, services and any changes should be obtained from the Institutions before a Customer authorizes the purchase of Fund shares, and this Prospectus should be read in conjunction with any information so obtained.

     Purchases for shares of the Funds will be effected only on days on which both the New York Stock Exchange (the "Exchange") and the Funds' Custodian are open for business ("a Business Day") and only when federal funds or other funds are immediately available to the Funds' transfer agent to make the purchase on the day it receives the purchase order. Additionally, on days when the Exchange and/or the Funds' Custodian close early due to a partial holiday or otherwise, the Funds reserve the right to advance the times at which purchase and redemption orders must be received in order to be processed that Business Day. Institutions may transmit purchase orders for either Fund by telephoning the transfer agent c/o the Distributor at 1-800-367-5905 not later than 12:00 noon (Eastern time) on any Business Day. If federal funds are not available with respect to any such order by the close of business on the day the order is received by the transfer agent, the order will be cancelled. In addition, any purchase order received by the transfer agent after 12:00 noon (Eastern time) will not be accepted, and notice thereof will be given to the Institution placing the order. Any funds received in connection with late orders will be returned promptly. Institutions are responsible for transmitting purchase orders promptly to the Funds in accordance with their agreements with their Customers.

     Each Fund observes the following holidays: New Year's Day (observed), Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Columbus Day, Veterans Day (observed), Thanksgiving Day and Christmas Day (observed).

     Purchase orders must include the purchasing Institution's tax identification number. Emerald Funds reserves the right to reject any purchase order or to waive the minimum initial investment requirement. Payment for orders which are not received or accepted will be returned after prompt inquiry. Payment for shares of a Fund may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for that Fund. For further information see "In-Kind Purchases" in the Statement of Additional Information. The issuance of shares is recorded in the shareholder records of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

     You should note that neither Emerald Funds nor its service contractors will be responsible for any loss or expense for acting upon telephone instructions that are believed to be genuine. In attempting to confirm that telephone instructions are genuine, Emerald Funds will use procedures considered reasonable. To the extent Emerald Funds does not use reasonable procedures to form its belief, it and/or its service contractors may be responsible for instructions that are fraudulent or unauthorized.

REDEMPTION OF SHARES

     Redemption orders are effected at the net asset value per share next determined after receipt of the order by Emerald Funds' transfer agent. A Customer may redeem all or part of his shares in accordance with instructions and limitations pertaining to his account at an Institution. These procedures will vary according to the type of account and the Institution involved, and Institution Customers should consult their account managers in this regard.
It is the responsibility of the Institutions to transmit redemption orders to the Funds' transfer agent and credit their Customers' accounts with the redemption proceeds on a timely basis.

     Institutions may transmit redemption orders by telephoning the transfer agent c/o the Distributor at 1-800-367-5905. Payment for redemption orders for either Fund which are received by the transfer agent on a Business Day before 12:00 noon (Eastern Time) will normally be wired in federal funds the same day to the Customer's account at an Institution. Payment for redemption orders which are received between 12:00 noon (Eastern Time) and the close of business or on a non-Business Day will normally be wired in federal funds on the next Business Day. Emerald Funds reserves the right, however, to delay the wiring of redemption proceeds for up to seven days after receipt of a redemption order if, in the judgment of the Sub-Adviser, an earlier payment could adversely affect either Fund. No charge for wiring redemption payments is imposed by the Funds, although Institutions may charge Customer accounts for redemption services. Information relating to such redemption services and charges, if any, is available from the Institutions. If all of the shareholder's shares in a particular Fund are redeemed, any declared and unpaid dividends on the redeemed shares will be paid within five days of redemption. See "Dividends and Distributions."

     A shareholder of record may be required to redeem shares in a Fund if the balance in such shareholder's account in that Fund drops below $4,000 and the shareholder does not increase its balance to at least $4,000 upon 60 days' written notice. If a Customer has agreed with an Institution to maintain a minimum balance in his account with the Institution, and the balance in the account falls below that minimum, the Customer may be obligated to redeem all or part of his shares in the Funds to the extent necessary to maintain the minimum balance required.

     Each Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as are permitted under the Investment Company Act of 1940. Each Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the Investment Company Act of 1940. See the Statement of Additional Information ("Additional Purchase and Redemption Information") for examples of when such redemptions might be appropriate.

     It is the responsibility of the Institutions to provide their Customers with statements of account with respect to share transactions made for their accounts at the Institutions.

DIVIDENDS AND DISTRIBUTIONS

     Each Fund's shareholders of record are entitled to dividends and net capital gains distributions arising from net investment income and net realized gains, if any, earned only on the investments held by the particular Fund. Each Fund's net investment income is declared daily as a dividend to the persons who are the record holders of each Fund's shares at the close of business on the day of declaration. As a result, shares begin earning dividends on the day a purchase order is executed and continue to earn dividends through and including the day before shares are redeemed. Dividends and distributions will be paid to the Funds' shareholders of record in cash. (Normally, the Funds' record shareholders will be Institutions.) Accrued dividends are paid monthly by wire transfer within five Business Days after the end of each month or within five Business Days after the redemption of all of a shareholder's shares of a particular Fund. Any net short-term or long-term capital gains realized by the Funds will be distributed to shareholders at least annually, after reduction for capital loss carryforwards, if any.

EXPLANATION OF SALES PRICE

     Net asset value per share is determined on each Business Day (as defined above) at 12:00 noon (Eastern Time) by adding the value of a Fund's investments, cash and other assets, subtracting the Fund's liabilities, and then dividing the result by the number of shares in a Fund that are outstanding. All securities of each Fund are valued at amortized cost. More information about valuation can be found in the Funds' Statement of Additional Information, which you may request by calling 800/367-5905.

OTHER SERVICE PROVIDERS

     While the investment advice provided to the Funds is essential, Emerald Funds would not be able to function without the services of a number of other companies. Some of these companies are listed below. For further information as to some of the services these companies provide, as well as more information regarding investment advisory services, see "The Business of the Funds."


                                 ADMINISTRATOR
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
                                    ("BISYS")



     BISYS, a wholly-owned subsidiary of The BISYS Group, Inc., is responsible for coordinating Emerald Funds' efforts and generally overseeing the operation of the Funds' business.

                                  DISTRIBUTOR
                         EMERALD ASSET MANAGEMENT, INC.


     Emerald Asset Management, Inc. is a wholly-owned subsidiary of BISYS. Mutual funds structured like the Funds sell shares on a continuous basis. The Funds' shares are sold through the Distributor.

                                   CUSTODIAN
                              THE BANK OF NEW YORK

     The Bank of New York is responsible for holding the investments that the Funds own.


                                 TRANSFER AGENT
                            BISYS FUND SERVICES, INC.



     BISYS Fund Services, Inc., a wholly-owned subsidiary of The BISYS Group, Inc., is the transfer agent for shares of the Funds. This means that its job is to maintain the account records of all shareholders of record in the Funds, as well as to administer the distribution of any dividends or distributions declared by the Funds.

                          THE EMERALD FAMILY OF FUNDS


     Emerald Funds was organized as a Massachusetts business trust on March 15, 1988 and is registered with the Securities and Exchange Commission as an open-end management investment company. The Agreement and Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares representing interests in the respective Funds, which are classified as diversified companies under the Investment Company Act of 1940. The Board of Trustees has also authorized the issuance of additional classes of shares representing interests in other investment portfolios of Emerald Funds. Information regarding these other portfolios offered by Emerald Funds, may be obtained by contacting the Distributor at the address listed on page 13.



     Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shares of all Emerald Fund portfolios vote together and not by portfolio, except where otherwise required by law or permitted by the Board of Trustees. All shareholders of a particular Fund will vote separately on matters pertaining to the investment advisory and sub-advisory agreements applicable to that Fund and on any change in its fundamental investment limitations. Shares of the Emerald Funds have noncumulative voting rights and, accordingly, the holders of more than 50% of Emerald Funds' outstanding shares (irrespective of class) may elect all of the Trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, shares will be fully paid and nonassessable by Emerald Funds.



     There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. If such should occur, the Trustees then in office will call a shareholders meeting for the election of Trustees. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. The Agreement and Declaration of Trust provides that meetings of the shareholders of Emerald Funds shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. As of December 31, 1995, the Adviser and its affiliates possessed on behalf of their underlying customer accounts, voting or investment power with respect to a majority of the outstanding shares of Emerald Funds. More information about shareholder voting rights can be found in the Statement of Additional Information under "Description of Shares."

                           THE BUSINESS OF THE FUNDS

FUND MANAGEMENT

     THE BUSINESS AFFAIRS OF EMERALD FUNDS ARE MANAGED UNDER THE GENERAL SUPERVISION OF THE BOARD OF TRUSTEES.

     The following individuals serve as trustees of Emerald Funds:

          - Chesterfield H. Smith, Chairman of the Board of Emerald Funds, is a Senior Partner of the law firm of Holland and Knight.

          - John G. Grimsley, President of Emerald Funds, is a member of the law firm of Mahoney, Adams & Criser.

          -    Raynor E. Bowditch is the President of Bowditch Insurance
          Corporation.

          - Mary Doyle is the Dean in Residence of the Association of American Law Schools.


          -    Albert D. Ernest is the President of Albert Ernest
          Enterprises.



     Emerald Funds has also employed a number of professionals to provide investment management and other important services to the Funds. BARNETT BANKS TRUST COMPANY, N.A. serves as the Funds' adviser and has its principal offices at 9000 Southside Boulevard, Building 100, Jacksonville, Florida 32256. Rodney Square Management Corporation, a wholly-owned subsidiary of Wilmington Trust Company, serves as the sub-adviser and has its principal
offices at Rodney Square North, Wilmington, Delaware 19890,   BISYS Fund
Services Limited Partnership, located at 3435 Stelzer Road, Columbus, Ohio
43219-3035, serves as the Funds' administrator, and   BISYS' wholly-owned
subsidiary, Emerald Asset Management, Inc., located at the same address, is the registered broker-dealer that sells the Funds' shares. The Funds also have a custodian, The Bank of New York, located at 90 Washington Street, New York, New York 10286 and a transfer and dividend paying agent, BISYS Fund Services, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.



     ADVISER AND SUB-ADVISER. As of December 31, 1995, Barnett had approximately $__ billion under active management, with $___ billion in equity securities, $___ million in taxable fixed income securities, $___ billion in treasury and government securities, $___ billion in municipals and $___ billion in money market instruments. Barnett is a subsidiary of Barnett Banks, Inc., a registered bank holding company that has offered general banking services since 1877. Wilmington Trust Company, the Sub-Adviser's parent organization and a Delaware banking corporation, is in turn a wholly-owned subsidiary of Wilmington Trust Corporation, a registered bank holding company. The Sub-Adviser provides management services to a number of mutual funds with total assets on December 31, 1995 of $___ billion. The Adviser first began providing advisory services to mutual funds in 1988; the Sub-Adviser has provided mutual fund advisory services since 1985.

     Subject to the overall authority of the Board of Trustees, the Adviser oversees and assists in the management of each Fund. These supervisory responsibilities include, among other things, establishing and monitoring general investment criteria and policies for the Funds' portfolios, recommending to the Board of Trustees a sub-adviser to manage the Funds' portfolios and, upon proper authorization, entering into appropriate contractual arrangements regarding the provision of sub-advisory services to the Funds. As sub-adviser to the Funds, the Sub-Adviser makes decisions with respect to and places orders for all purchases and sales of the Funds' portfolio securities subject to the Adviser's investment criteria and policies, and maintains records relating to such purchases and sales.


     Because of state and federal requirements applicable to the fiduciary accounts whose assets are invested in the Funds, the Funds' Advisory Agreement provides that the Adviser is not entitled to any compensation from the Funds for its advisory services. For the services provided and expenses assumed pursuant to its Sub-Advisory Agreement, the Sub-Adviser is entitled to receive a fee from the Funds, calculated daily and payable monthly, at the annual rate of .15% of each Fund's average daily net assets. As stated below under "Fee Waivers and Expenses," the Sub-Adviser has agreed voluntarily to waive all or a portion of its sub-advisory fee from the Funds under certain circumstances. For the fiscal year ended November 30, 1995 the Sub-Adviser received fees, after waivers, at the effective annual rates of .13% and .13% of the average daily net assets of the Prime Trust and Treasury Trust Funds, respectively.


     Although expected to be infrequent, the Sub-Adviser may consider the amount of Fund shares sold by broker-dealers and others (including those who may be connected with Barnett or the Sub-Adviser) in allocating orders for purchases and sales of portfolio securities. This allocation may involve the payment of brokerage commissions or dealer concessions. The Sub-Adviser will not engage in this practice unless the execution capability of and the amount received by such broker-dealer or other company is believed to be comparable to what another qualified firm could offer.

ADMINISTRATIVE SERVICES


       BISYS Fund Services Limited Partnership (the "Administrator"), located
at   3435 Stelzer Road, Columbus, Ohio  43219-3035, serves as the Funds'
administrator. The Administrator is an Ohio limited partnership and is a wholly-owned subsidiary of The BISYS Group, Inc.



     Under its administration agreement with Emerald Funds, the Administrator has agreed to: pay the costs of maintaining the Funds' offices; provide a facility to receive purchase and redemption orders; provide statistical and research data, Fund data processing services, and clerical, accounting and bookkeeping services; prepare or coordinate the preparation of reports to shareholders of the Funds' tax returns and reports to the Securities and Exchange Commission; maintain the registration or qualification of the Funds' shares for sale under state securities laws; provide for the maintenance of the books and records of the Funds; provide administrative assistance to the Adviser and Sub-Adviser as required to carry out the business and operations of the Funds; recommend, implement and monitor all specialized services and programs that are necessary or appropriate in order for the Funds to serve properly the investment needs of the fiduciary accounts investing in their shares; and generally to provide the facilities and personnel to carry out all administrative services required for the operation of the business of the Funds other than those specifically delegated by Emerald Funds to other entities. Concord has entered into an agreement with The Bank of New York to perform certain services such as the calculation of the net asset value of Fund shares, and the calculation of dividends and capital gains distributions to shareholders, and maintaining the Funds' books and records. The Funds bear all fees and expenses charged by The Bank of New York for these services.
Mr. Blundin (an officer of Emerald Funds) is also an officer and/or director of the Administrator and/or the Funds' Distributor.



BISYS is entitled to an administration fee calculated daily and payable monthly at the effective annual rate of .0775% of the first $5 billion of the aggregate net assets of all of the Emerald Funds, .07% of the next $2.5 billion, .065% of the next $2.5 billion and .05% of all assets exceeding $10 billion. In the event the aggregate average daily net assets for all Funds falls below $3 billion, the fee will be increased to .08% of the aggregate average daily net assets of all of the Emerald Funds.



For the fiscal year ended November 30, 1995 the Funds paid administration fees, after waivers, to the prior administrator under the administration agreements then in effect, at the effective rate of .08% of the average daily net assets of each Fund.

FEE WAIVERS AND EXPENSES


     The Sub-Adviser and the Administrator have each voluntarily agreed to waive their sub-advisory and administrative fees with respect to the Funds to the extent that the Funds' annualized ratio of ordinary operating expenses to average net assets, calculated daily, exceeds .40%. For the fiscal year ended November 30, 1995, sub-advisory and administrative fees for the Treasury Trust and Prime Trust Funds were reduced by a total of .05% and .06%, respectively, of each Fund's average daily net assets pursuant to these or similar undertakings.



     For the same fiscal year, the ratio of ordinary operating expenses to average net assets for the Treasury Trust Fund and Prime Trust Fund were .40% and .40%, respectively. Such ratios would have been .45% and .46%, respectively, without such fee waivers.


TAX IMPLICATIONS

     As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation.

     You will be advised at least annually regarding the federal income tax treatment of dividends and distributions made to you.

     FEDERAL TAXES. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (called the "Code"), meaning that to the extent a Fund's earnings are passed on to shareholders as required by the Code, the Fund itself generally will not be required to pay federal income taxes.

     In order to so qualify, each Fund will pay as dividends at least 90% of its investment company taxable income. Investment company taxable income includes taxable interest, dividends, gains attributable to market discount on taxable as well as tax-exempt securities, and the excess of net short-term capital gain over net long-term capital loss. To the extent you receive a dividend based on investment company taxable income, you must treat that dividend as ordinary income in determining your gross income for tax purposes, whether you received it in the form of cash or additional shares. Unless you are exempt from federal income taxes, the dividends you receive from each Fund will be taxable to you.

     Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain, no matter how long you have held Fund shares.

     Any dividends declared by a Fund in December of a particular year and payable to shareholder of record on a date during that month will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year, so long as the dividends are actually paid in January of the following year.

     STATE AND LOCAL TAXES GENERALLY. Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser regarding these taxes. In particular, dividends paid by the Treasury Trust Fund may be taxable under state or local laws as dividend income, even though all or part of those dividends come from interest on obligations that would be free of such taxes if held by you directly.


     Shares of the Prime Trust Fund are not expected to qualify for total
exemption from the Florida intangibles tax.   Shares of the Treasury Trust
Fund may or may not qualify in any calendar year for this exemption. In order to qualify for this exemption, the Treasury Trust Fund may sell non-exempt assets held in its portfolio (such as repurchase agreements) during the year and reinvest the proceeds in exempt assets, or hold cash, prior to December
31. Transaction costs involved in restructuring the portfolio in this fashion, would likely reduce the Fund's investment return and might exceed any increased investment return the Fund achieved by investing in non-exempt assets during the year.


MEASURING PERFORMANCE

- Performance information provides you with a method of measuring and monitoring your investments. Each Fund may quote performance in advertisements or shareholder communications.

UNDERSTANDING PERFORMANCE MEASURES.

- The yields for the Funds are the income generated over a 7-day period (which period will be identified in the quotation) and then assumed to be generated over a 52-week period and shown as a percentage of the investment. In addition, the Funds may quote an "effective" yield that is calculated similarly, but the income quoted over a 7-day period is assumed to be reinvested. Net income used in yield calculations may be different than net income used for accounting purposes.

PERFORMANCE COMPARISONS:

     The Funds may compare their yields to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

     Total return and yield as reported in national financial publications such as MONEY, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, as well as in publications of a local or regional nature, may be used for comparison.

     The yield of the Prime Trust Fund may be compared to the Donoghue's Money Fund Average, which monitors the performance of money market funds. The yield of the Treasury Trust Fund may be compared to the Donoghue's Government Money Fund average. Additionally, each Fund's performance may be compared to data prepared by Lipper Analytical Service, Inc.

------------------------------------------------------------------------------
    Performance quotations will fluctuate, and you should not consider quotations to be representative of future performance. You should also remember that performance is generally a function of the kind and quality of investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Fees that Barnett and other Institutions may charge directly to their Customers in connection with an investment in the Funds will not be included in the Funds' yield.
------------------------------------------------------------------------------

     Inquiries regarding the Funds may be directed to the Distributor at the address stated on page 13.

                              ___________________

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE FUNDS INCORPORATED IN THIS PROSPECTUS BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS
                                -----------------                         PAGE
                                                                          ----


SUMMARY OF EXPENSES AND FINANCIAL INFORMATION
          Expenses
          Financial Highlights



RISK FACTORS, INVESTMENT PRINCIPLES AND POLICIES



INVESTING IN EMERALD FUNDS
          Your Money Manager
          Purchase of Shares
          Redemption of Shares
          Dividends and Distributions
          Explanation of Sales Price
          Other Service Providers



  THE EMERALD FAMILY OF FUNDS



  THE BUSINESS OF THE FUNDS
          Fund Management
          Fee Waivers and Expenses
          Tax Implications
          Measuring Performance

                                  EMERALD FUNDS

                   (Treasury Fund -- Emerald/Emerald Service)
                     (Prime Fund -- Emerald/Emerald Service)
                  (Tax-Exempt Fund -- Emerald/Emerald Service)


                                    FORM N-1A

                              CROSS REFERENCE SHEET
                              ---------------------


                                             Prospectus Heading
                                             ------------------

1.   Cover Page . . . . . . . . . .          Cover Page

2.   Synopsis . . . . . . . . . . .          Summary of Expenses and
                                             Financial Information -
                                             Expenses

3.   Condensed Financial                     Summary of Expenses and
       Information  . . . . . . . .          Financial Information -
                                             Financial Highlights; The
                                             Business of the Funds -
                                             Measuring Performance

4.   General Description of                  Cover Page; Risk Factors,
       Registrant . . . . . . . . .          Investment Principles and
                                             Policies; Your Emerald Fund
                                             Account - The Emerald Family
                                             of Funds;

5.   Management of the                       Investing in Emerald Funds -
       Fund . . . . . . . . . . . .          Your Money Manager; Investing
                                             in Emerald Funds - Other
                                             Service Providers; The
                                             Business of the Funds - Fund
                                             Management

5A.  Management's Discussion                 Summary of Expenses and
       of Fund Performance  . . . .          Financial Information -
                                             Financial Highlights


6.   Capital Stock and Other                 Your Emerald Fund Account -The
       Securities . . . . . . . . .          Emerald Family of Funds;
                                             Investing in Emerald Funds -If
                                             You Have Questions; Investing
                                             in Emerald Funds -How to Buy
                                             Shares; Investing in Emerald
                                             Funds - How to Sell Shares;
                                             Investing in Emerald Funds -
                                             Transaction Rules; Investing
                                             in Emerald Funds -Getting Your
                                             Investment Started; Your
                                             Emerald Fund Account -
                                             Dividends and Distributions;
                                             The Business of the Funds -
                                             Tax Implications; Risk
                                             Factors, Investment Principles
                                             and Policies

7.   Purchase of Securities                  Investing in Emerald Funds -
       Being Offered  . . . . . . .          Getting Your Investment
                                             Started; Investing in Emerald
                                             Funds - How to Buy Shares;
                                             Investing in Emerald Funds -

                                             Transaction Rules;  Your
                                             Emerald Fund Account -
                                             Distribution and Service
                                             Arrangements; Your Emerald
                                             Fund Account - Shareholder
                                             Services;

8.   Redemption or                           Investing in Emerald Funds -
        Repurchase  . . . . . . . .          How to Sell Shares;  Investing
                                             in Emerald Funds - Transaction
                                             Rules


9.   Pending Legal                           Not applicable (All
        Proceedings . . . . . . . .          Portfolios)

                     EMERALD MONEY MARKETS FOR INSTITUTIONS




                                   PRIME FUND


                                 TREASURY FUND


                                TAX-EXEMPT FUND

                     Emerald Shares/Emerald Service Shares







                                   PROSPECTUS



                                 APRIL 1, 1996





                                 E M E R A L D
                                   F U N D S

                                 EMERALD FUNDS



              Prospectus for Prime, Treasury and Tax-Exempt Funds






     FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BARNETT BANKS TRUST COMPANY, N.A. OR ANY OF ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. WHILE THE FUNDS WILL ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN. BARNETT BANKS TRUST COMPANY, N.A. SERVES AS INVESTMENT ADVISER TO THE FUNDS, IS PAID A FEE FOR ITS SERVICES, AND IS NOT AFFILIATED WITH EMERALD ASSET MANAGEMENT, INC., THE FUNDS' DISTRIBUTOR.




     This Prospectus relates to the Emerald Shares and Emerald Service Shares of the PRIME FUND, TREASURY FUND AND TAX-EXEMPT FUND (the "Funds"). The Prime Fund and Treasury Fund each seek to provide a high level of current income, consistent with liquidity, the preservation of capital and a stable net asset value. The Tax-Exempt Fund seeks to provide a high level of current income exempt from Federal income taxes, consistent with liquidity, the preservation of capital and a stable net asset value.


     Emerald Shares and Emerald Service Shares are sold by Emerald Asset Management, Inc. and selected broker-dealers to Barnett Banks Trust Company, N.A., Jacksonville, Florida ("Barnett"), its affiliated and correspondent banks and other institutions acting on behalf of themselves and persons maintaining qualified accounts at such banks and institutions. Shares are sold and redeemed without any purchase or redemption charge imposed by the Fund, although Barnett, its affiliated and correspondent banks and other institutions may charge their customer accounts for services provided in connection with the purchase or redemption of shares.



     This Prospectus describes concisely the information about the Funds that you should consider before investing. Please read and keep it for future reference.




     More information about the   Funds is contained in a Statement of
Additional Information that has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained free upon request by calling 1-800-367-5905. The Statement of Additional Information is dated April 1, 1996 and is incorporated by reference into (considered part of) the Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



MISSOURI INVESTOR NOTICE:   EACH FUND MAY SELL PORTFOLIO SECURITIES SHORTLY
AFTER THEY ARE PURCHASED, WHICH MAY RESULT IN HIGHER TRANSACTION COSTS AND TAXABLE GAINS FOR THE FUND.



OHIO INVESTOR NOTICE: Each Fund may invest more than 15% of its total assets in securities issued under Rule 144A which are restricted as to disposition and securities of unseasoned issuers which, together with their predecessors, have a record of less than three years continuous operations.




                                April 1,   1996

                 SUMMARY OF EXPENSES AND FINANCIAL INFORMATION

EXPENSES



     ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services.




     Below is information regarding the Funds' operating expenses for Emerald Shares and Emerald Service Shares of the Prime, Treasury and Tax-Exempt Funds. Examples based on this information are also provided.






                                                  PRIME                TREASURY   TAX-       TAX-
                                       PRIME      FUND      TREASURY   FUND       EXEMPT     EXEMPT
                                       FUND       EMERALD   FUND       EMERALD    FUND       EMERALD
                                       EMERALD    SERVICE   EMERALD    SERVICE    EMERALD    SERVICE
                                       SHARES     SHARES    SHARES     SHARES     SHARES     SHARES
                                       -------    -------   --------   --------   -------    -------

ANNUAL FUND OPERATING
EXPENSES AFTER FEE WAIVERS
  (as a percent of average
   net assets)
Advisory Fees . . . . . . . . . .       0.23%      0.23%      0.24%      0.24%      0.13%      0.13%
12b-1 Fees  . . . . . . . . . . .       0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
                                        ----       ----       ----       ----       ----       ----
Shareholder Services Plan . . . . .     0.00%      0.35%      0.00%      0.35%      0.00%      0.35%


All Other Expenses  . . . . . . . .     0.14%      0.14%      0.14%      0.14%      0.15%      0.18%
                                        ----       ----       ----       ----       ----       ----

Total Fund Operating Expenses . . .     0.37%      0.71%      0.38%      0.72%      0.28%      0.65%
                                        ----       ----       ----       ----       ----       ----




          Example: Let's say, hypothetically, that the annual return of the Fund is 5%, and that its operating expenses are as described above. For every $1,000 you invested in the Fund, after the periods shown below, you would have paid this much in expenses during such periods:



                                        1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                        ------  -------  -------  --------

     Prime Fund Emerald Shares  . . . .  $4      $12      $21      $47
     Prime Fund Emerald Service Shares.  $7      $23      $40      $89
     Treasury Fund Emerald Shares . . .  $4      $12      $21      $48
     Treasury Fund Emerald
        Service Shares  . . . . . . . .  $7      $23      $40      $90
     Tax-Exempt Fund Emerald Shares . .  $3      $ 9      $16      $35
     Tax-Exempt Fund Emerald Service
        Shares  . . . . . . . . . . . .  $7      $21      $36      $81


---------------

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.



     This expense information is provided to help you understand the expenses you would bear indirectly as a shareholder of the Fund. The operating expenses for the Funds have been restated using the current fee rates that would have been applicable had they been in effect during the previous fiscal year.

     As stated below under "The Emerald Family of Funds," each Fund agreed to pay an annual investment advisory fee totalling .25% of the Funds' average daily net assets to the Fund's investment adviser. However, the investment adviser and administrator voluntarily waived, during the most recent fiscal year, a portion of their fees. Emerald Service Shares bear the expenses incurred under the Fund's Shareholder Processing and Services Plan at a rate not to exceed .35% (annualized) of the average daily net asset value of the outstanding Emerald Service Shares. These fees are paid to institutions ("Service Organizations") for support services they provide to the beneficial owners of such Shares, which may include sub-accounting, processing of dividend payments and the placing of purchase and redemption orders. These fees are not paid with respect to a Fund's Emerald Shares. You should note that any fees that are charged by the Funds' adviser, its affiliates or any other institutions directly to their customer accounts for services related to an investment in the Fund are in addition to and not reflected in the fees and expenses described above.

FINANCIAL HIGHLIGHTS


     THE FINANCIAL HIGHLIGHTS BELOW HAVE BEEN AUDITED BY PRICE WATERHOUSE LLP, EMERALD FUNDS' INDEPENDENT ACCOUNTANTS, WHOSE UNQUALIFIED REPORTS ON THE FINANCIAL STATEMENTS CONTAINING SUCH INFORMATION FOR THE FIVE YEARS IN THE PERIOD ENDED NOVEMBER 30, 1995, ARE INCORPORATED BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION (WHICH CAN BE OBTAINED FREE OF CHARGE BY CALLING 800/367-5905). THE FINANCIAL HIGHLIGHTS SHOULD BE READ ALONG WITH
THE FINANCIAL STATEMENTS AND RELATED NOTES. FURTHER INFORMATION ABOUT EACH FUNDS' PERFORMANCE IS CONTAINED IN THE FUNDS' ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1995, WHICH MAY BE OBTAINED WITHOUT CHARGE FROM THE DISTRIBUTOR.


Financial highlights for an Emerald Share of the Prime Fund outstanding throughout each of the periods indicated:






                                                                    YEAR ENDED
                                   ----------------------------------------------------------------------------
                                                                                                                     PERIOD ENDED
                                   NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30,     NOVEMBER 30,
                                      1995         1994         1993          1992        1991        1990              1989(1)
                                   ------------ ------------ ------------ ------------ ------------ ------------   ------------

Net asset value, beginning of
 period  . . . . . . . . . . . . . .    $1.0000     $ 0.9999     $ 1.0001     $ 1.0000     $ 0.9999     $ 0.9999   $  1.0000
                                        -------     --------     --------     --------     --------     --------      ------
Income from investment operations:
  Net investment income  . . . . . .     0.0566       0.0390       0.0316       0.0407       0.0637       0.0805      0.0890
  Net realized   gains (losses) on
    securities . . . . . . . . . . .     0.0002      (0.0028)     (0.0001)      0.0001       0.0001       0.0000     (0.0001)
                                        -------     --------     --------     --------     --------     --------      ------
  Total income from investment
    operations . . . . . . . . . . .     0.0568       0.0362       0.0315       0.0408       0.0638       0.0805      0.0889
                                        -------     --------     --------     --------     --------     --------      ------
Less dividends and distributions:
  Dividends from net investment
    income   . . . . . . . . . . . .    (0.0566)     (0.0390)     (0.0316)     (0.0407)     (0.0637)     (0.0805)     (0.0890)
  Distributions from net realized
    gains on securities  . . . . . .    (0.0000)      0.0000      (0.0001)      0.0000       0.0000       0.0000       0.0000
                                        -------     --------     --------     --------     --------     --------       ------
Total dividends and distributions. .    (0.0566)     (0.0390)     (0.0316)     (0.0407)     (0.0637)     (0.0805)     (0.0890)
                                        -------     --------     --------     --------     --------     --------       ------
Voluntary capital contribution . . .     0.0000       0.0029       0.0000       0.0000       0.0000       0.0000       0.0000
                                        -------     --------     --------     --------     --------     --------       ------
Net change in net asset value  . . .     0.0002       0.0001      (0.0002)      0.0001       0.0001       0.0000      (0.0001)
                                        -------     --------     --------     --------     --------     --------       ------
Net asset value, end of period . . .   $ 1.0002     $ 1.0000     $ 0.9999     $ 1.0001     $ 1.0000     $ 0.9999     $ 0.9999
                                        -------     --------     --------     --------     --------     --------       ------
                                        -------     --------     --------     --------     --------     --------       ------
Total return . . . . . . . . . . . .       5.81%        3.97%        3.21%        4.14%        6.56%        8.36%        9.27%(4)
Ratios/supplemental data:
  Net assets, end of period (000s) .   $462,726     $413,541     $510,683   $1,947,016     $512,919     $278,419     $192,628
  Ratio of expenses to average net
    assets . . . . . . . . . . . . .       0.37%        0.37%        0.35%        0.37%        0.40%        0.39%     0.36%(3)
  Ratio of net investment income to
    average net assets . . . . . . .       5.64%        3.92%        3.21%        3.84%        6.27%        8.03%     9.00%(3)
  Ratio of expenses to average
    net assets(2)  . . . . . . . . .       0.39%        (a)          (a)          (a)          0.42%        0.45%     0.44%(3)
  Ratio of net investment income to
    average net assets(2). . . . . .       5.66%        (a)          (a)          (a)          6.25%        7.97%        8.92%(3)

-------------------------

(1)  For the period December 7, 1988 (commencement of operations) through
     November 30, 1989.
(2) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(3)  Annualized.
(4)  Not Annualized.
(a)  There were no waivers or reimbursements during the period.


  Financial highlights for an Emerald Service Share of the Prime Fund outstanding throughout each of the periods indicated:



                                                                    YEAR ENDED
                                      ------------------------------------------------------------------------ PERIOD ENDED
                                      NOVEMBER 30,   NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30, NOVEMBER 30,  NOVEMBER 30,
                                         1995            1994            1993            1992         1991          1990(1)
                                      ------------   ------------    ------------    ------------ ------------ -------------
Net asset value, beginning of
  period  . . . . . . . . . . . . . .   $ 1.0000       $ 0.9999        $ 1.0001        $ 1.0000      $ 0.9999      $ 1.0000
                                        --------       --------        --------        --------      --------      --------
Income from investment operations:
  Net investment income . . . . . . .     0.0536         0.0355          0.0281          0.0371        0.0602        0.0445
  Net realized gains (losses) on
    securities  . . . . . . . . . . .     0.0002        (0.0028)        (0.0001)         0.0001        0.0001       (0.0001)
                                        --------       --------        --------        --------      --------      --------
  Total from investment
    operations  . . . . . . . . . . .     0.0538         0.0327          0.0280          0.0372        0.0603        0.0444
                                        --------       --------        --------        --------      --------      --------
Less dividends and distributions:
  Dividends from net investment
    income  . . . . . . . . . . . . .    (0.0536)       (0.0355)        (0.0281)        (0.0371)     (0.0602)       (0.0445)
  Distributions from net realized
    gains on securities . . . . . . .    (0.0000)        0.0000         (0.0001)         0.0000       0.0000         0.0000
                                        --------       --------        --------        --------      --------      --------
Total dividends and distributions . .    (0.0536)       (0.0355)        (0.0282)        (0.0371)     (0.0602)       (0.0445)
                                        --------       --------        --------        --------      --------      --------
Voluntary capital contribution  . . .     0.0000         0.0029          0.0000          0.0000       0.0000         0.0000
                                        --------       --------        --------        --------      --------      --------
Net change in net asset value . . . .     0.0002         0.0001         (0.0002)         0.0001       0.0001        (0.0001)
                                        --------       --------        --------        --------      --------      --------
Net asset value, end of period  . . .   $ 1.0002       $ 1.0000        $ 0.9999        $ 1.0001     $ 1.0000       $ 0.9999
                                        --------       --------        --------        --------      --------      --------
                                        --------       --------        --------        --------      --------      --------
Total return  . . . . . . . . . . . .       5.49%          3.61%           2.85%           3.78%        6.19%          4.54%(4)
Ratios/supplemental data:
  Net assets, end of period (000s). .   $902,006       $833,667        $619,149        $548,622     $182,928       $  7,202
  Ratio of expenses to average net
    assets  . . . . . . . . . . . . .       0.72%          0.72%           0.71%           0.72%        0.75           0.75%(3)
  Ratio of net investment income to
    average net assets  . . . . . . .       5.31%          3.59%           2.80%           3.54%        5.63%          7.51%(3)
  Ratio of expenses to average
    net assets(2) . . . . . . . . . .       0.74%           (a)             (a)             (a)         0.77%          0.80%(3)
  Ratio of net investment income to
    average net assets(2) . . . . . .       5.29%           (a)             (a)             (a)         5.61%          7.46%(3)
--------------------
(1)  For the period May 1, 1990 (initial offering date) through November 30,
     1990.
(2)  During the period, certain fees were voluntarily reduced and/or reimbursed.  If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(3)  Annualized.
(4)  Not Annualized.
(a)  There were no waivers or reimbursements during the period.

  Financial highlights for an Emerald Share of the Treasury Fund outstanding throughout each of the periods indicated:





                                                                         YEAR ENDED
                                   ----------------------------------------------------------------------------  PERIOD ENDED
                                   NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30,
                                      1995        1994         1993         1992         1991         1990         1989(1)
                                   ----------  -----------  -----------  -----------  -----------  -----------  ------------
Net asset value, beginning
  of period                          $ 0.9999      $1.0000      $1.0000      $1.0000      $1.0000      $1.0000       $1.0000
                                   ----------  -----------  -----------  -----------  -----------  -----------  ------------
Income from investment
 operations:
  Net investment income . . . . . .    0.0548       0.0368       0.0291       0.0368       0.0590       0.0776        0.0856
  Net realized gains (losses) on
    securities  . . . . . . . . . .   (0.0003)     (0.0001)      0.0000       0.0000       0.0000       0.0000        0.0000
                                   ----------  -----------  -----------  -----------  -----------  -----------  ------------
  Total income from investment
    operations  . . . . . . . . . .    0.0545       0.0367       0.0291       0.0368       0.0590       0.0776        0.0856
                                   ----------  -----------  -----------  -----------  -----------  -----------  ------------
Less dividends and distributions:
  Dividends from net investment
    income  . . . . . . . . . . . .   (0.0548)     (0.0368)     (0.0291)     (0.0368)     (0.0590)     (0.0776)      (0.0856)
                                   ----------  -----------  -----------  -----------  -----------  -----------  ------------
  Net change in net asset value . .   (0.0003)     (0.0001)      0.0000       0.0000       0.0000       0.0000        0.0000
                                   ----------  -----------  -----------  -----------  -----------  -----------  ------------
  Net asset value, end of period  .  $ 0.9996      $0.9999      $1.0000      $1.0000      $1.0000      $1.0000       $1.0000
                                   ----------  -----------  -----------  -----------  -----------  -----------  ------------
                                   ----------  -----------  -----------  -----------  -----------  -----------  ------------
  Total return  . . . . . . . . . .      5.62%        3.74%        2.95%        3.75%        6.07%        8.04%         8.90%(5)
Ratios/supplemental data:
  Net assets, end of period
    (000s)  . . . . . . . . . . . .  $236,392     $283,920     $501,377     $452,170     $575,103     $416,131      $349,183
  Ratio of expenses to average
    net assets  . . . . . . . . . .      0.40%        0.39%        0.40%        0.38%        0.40%        0.38%         0.73%(4)
  Ratio of net investment income
    to average net assets . . . . .      5.49%        3.73%        2.91%        3.74%        5.86%        7.75%         8.69%(4)
    Ratio of expenses to average
      net assets(2) . . . . . . . .      0.42%         (a)          (a)          (a)         0.41%        0.41%         0.77%(4)
  Ratio of net investment income
    to average net assets(2). . . .      5.46%         (a)          (a)          (a)         5.85%        8.13%         8.65%(4)
_________________________


(1)  For the period December 7, 1989 (commencement of operations) through
     November 30, 1989.
(2) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(3) Net of fee waivers by the Adviser and Administrator. If the fee waivers had not been in place, the annualized ratio of expenses to average net assets, excluding interest expense, would have been 0.40% for the period ended November 30, 1989.
(4)  Annualized.
(5)  Not Annualized.
(a)  There were no waivers or reimbursements during the period.



Financial highlights for an Emerald Service Share of the Treasury Fund outstanding throughout each of the periods indicated:



                                                             YEAR ENDED
                                -------------------------------------------------------------------   PERIOD ENDED
                                NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                    1995         1994          1993          1992          1991         1990(1)
                                ------------  ------------  -----------   ------------  ------------  ------------
Net asset value, beginning of
  period . . . . . . . . . . .      $ 0.9999       $1.0000      $1.0000        $1.0000       $1.0000       $1.0000
                                ------------  ------------  -----------   ------------  ------------  ------------
Income from investment
  operations:
  Net investment income  . . .        0.0513        0.0331       0.0256         0.0333        0.0555        0.0428
  Net realized loss on
  securities . . . . . . . . .       (0.0003)      (0.0001)      0.0000         0.0000        0.0000        0.0000
                                ------------  ------------  -----------   ------------  ------------  ------------
  Total income from investment
  operations . . . . . . . . .        0.0510        0.0330       0.0256         0.0333        0.0555        0.0428
                                ------------  ------------  -----------   ------------  ------------  ------------
Dividends from net investment
  income . . . . . . . . . . .       (0.0513)      (0.0331)     (0.0256)       (0.0333)      (0.0555)      (0.0428)
                                ------------  ------------  -----------   ------------  ------------  ------------
Net change in net asset
  value  . . . . . . . . . . .       (0.0003)      (0.0001)      0.0000         0.0000        0.0000        0.0000
                                ------------  ------------  -----------   ------------  ------------  ------------
Net asset value, end of
  period . . . . . . . . . . .      $ 0.9996       $0.9999      $1.0000        $1.0000       $1.0000       $1.0000
                                ------------  ------------  -----------   ------------  ------------  ------------
                                ------------  ------------  -----------   ------------  ------------  ------------
Total return . . . . . . . . .          5.25%         3.36%        2.59%          3.39%         5.70%         4.36%(4)
Ratios/supplemental data:
  Net assets, end of period
    (000s) . . . . . . . . . .      $525,609      $591,991     $403,809       $372,691      $219,912        $6,862
Ratio of expenses to average
  net assets . . . . . . . . .          0.75%         0.74%        0.75%          0.73%         0.75%         0.75%(3)
Ratio of net investment income
  to average net assets  . . .          5.13%         3.38%        2.56%          3.30%         5.09%         7.24%(3)
Ratio of expenses to average
  net assets(2). . . . . . . .          0.77%          (a)          (a)            (a)          0.76%         0.77%(3)
  Ratio of net investments income
  to average net assets(2) . .          5.11%          (a)          (a)            (a)          5.08%         7.22%(3)
_________________________
(1)  For the period May 1, 1990 (initial offering date) through November 30, 1990.
(2)  During the period, certain fees were voluntarily reduced and/or reimbursed.  If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(3)  Annualized.
(4)  Not Annualized.
(a)  There were no waivers or reimbursements during the period.


Financial highlights for an Emerald Share of the Tax-Exempt Fund outstanding throughout each of the periods indicated:



                                                                 Year Ended                                     Period Ended
                                  ----------------------------------------------------------------------------- ------------
                                  November 30, November 30, November 30, November 30, November 30, November 30, November 30,
                                      1995         1994         1993        1992(4)       1991         1990        1989(1)
                                  ------------ ------------ ------------ ------------ ------------ ------------ ------------
Net asset value, beginning of
  period . . . . . . . . . . . .       $0.9999     $ 0.9999     $ 0.9998     $ 0.9998     $ 0.9997     $ 0.9998     $ 1.0000
                                  ------------ ------------ ------------ ------------ ------------ ------------ ------------
Income from investment
  operations:
  Net investment income  . . . .        0.0355       0.0242       0.0214       0.0290       0.0446       0.0560       0.0605
  Net realized and unrealized
   gains (losses) on
   securities  . . . . . . . . .       (0.0003)      0.0000       0.0001       0.0000       0.0001      (0.0001)     (0.0002)
                                  ------------ ------------ ------------ ------------ ------------ ------------ ------------
  Total from investment
    operations . . . . . . . . .        0.0352       0.0242       0.0215       0.0290       0.0447       0.0559       0.0603
                                  ------------ ------------ ------------ ------------ ------------ ------------ ------------
Dividends from net investment
    income   . . . . . . . . . .       (0.0355)     (0.0242)     (0.0214)     (0.0290)     (0.0446)     (0.0560)     (0.0605)
                                  ------------ ------------ ------------ ------------ ------------ ------------ ------------
Net change in net asset value  .       (0.0003)      0.0000       0.0001       0.0000       0.0001      (0.0001)     (0.0002)
                                  ------------ ------------ ------------ ------------ ------------ ------------ ------------
Net asset value, end of period .      $ 0.9996     $ 0.9999     $ 0.9999     $ 0.9998     $ 0.9998     $ 0.9997     $ 0.9998
                                  ------------ ------------ ------------ ------------ ------------ ------------ ------------
                                  ------------ ------------ ------------ ------------ ------------ ------------ ------------

Total return . . . . . . . . . .          3.61%        2.45%        2.16%        2.94%        4.55%        5.74%        6.22%(5)
Ratios/supplemental data:
  Net assets, end of
    period (000s)  . . . . . . .      $156,353     $162,856     $147,525     $158,692     $122,151     $124,270     $143,211
  Ratio of expenses to average
    net assets . . . . . . . . .          0.40%        0.40%        0.40%        0.40%        0.39%        0.38%        0.36%(3)
  Ratio of net investment income
    to average assets  . . . . .          3.53%        2.42%        2.13%        2.88%        4.46%        5.60%        6.14%(3)
  Ratio of expenses to average
    net assets(2). . . . . . . .          0.52%        0.46%        0.56%        0.57%        0.54%        0.53%        0.51%(3)
  Ratio of net investment income
    to average net assets(2) . .          3.41%        2.36%        1.97%        2.71%        4.31%        5.45%        5.99%(3)

_________________________
(1)  For the period December 7, 1988 (commencement of operations) through November 30, 1989.
(2)  During the period, certain fees were voluntarily and/or reimbursed.  If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(3)  Annualized.
(4)  Effective April 2, 1992, Rodney Square Management Corporation, a subsidiary of Wilmington Trust Company, became the Fund's investment sub-adviser.
(5)  Not Annualized.


Financial highlights for an Emerald Service Share of the Tax-Exempt Fund outstanding throughout each of the periods indicated:



                                                                  YEAR ENDED
                                    ---------------------------------------------------------------  PERIOD ENDED
                                    NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30,
                                        1995         1994        1993         1992(4)       1991        1990(1)
                                    ------------ ------------ ------------ ------------ ------------ ------------
Net asset value, beginning of
  period . . . . . . . . . . . . . .     $0.9999     $ 0.9999     $ 0.9998     $ 0.9998     $ 0.9997     $ 1.0000
                                    ------------ ------------ ------------ ------------ ------------ ------------
Income from investment operations:
  Net investment income  . . . . . .      0.0319       0.0206       0.0179       0.0255       0.0411       0.0304
  Net realized and unrealized
    gains (losses) on securities . .     (0.0003)      0.0000       0.0001       0.0000       0.0001      (0.0003)
                                    ------------ ------------ ------------ ------------ ------------ ------------
  Total from investment
    operations . . . . . . . . . . .      0.0316       0.0206       0.0180       0.0255       0.0412       0.0301
                                    ------------ ------------ ------------ ------------ ------------ ------------
  Dividends from net investment
    income . . . . . . . . . . . . .     (0.0319)     (0.0206)     (0.0179)     (0.0255)     (0.0411)     (0.0304)
                                    ------------ ------------ ------------ ------------ ------------ ------------
  Net change in net asset value  . .     (0.0003)      0.0000       0.0001       0.0000       0.0001      (0.0003)
                                    ------------ ------------ ------------ ------------ ------------ ------------
Net asset value, end of period . . .     $0.9996     $ 0.9999     $ 0.9999     $ 0.9998     $ 0.9998     $ 0.9997
                                    ------------ ------------ ------------ ------------ ------------ ------------
                                    ------------ ------------ ------------ ------------ ------------ ------------
Total return   . . . . . . . . . . .        3.24%        2.08%        1.80%        2.58%        4.19%        2.61%(5)
Ratios/supplemental data:
  Net assets, end of period (000s) .     $ 2,855      $ 4,028        $ 487        $ 111         $ 11      $ 1,943
  Ratio of expenses to average
     net assets  . . . . . . . . . .        0.75%        0.75%        0.75%        0.75%        0.75%        0.75%(3)
  Ratio of net investment income to
    average net assets . . . . . . .        3.19%        2.17%        1.75%        2.65%        5.08%        5.17%(3)
  Ratio of expenses to average
    net assets(2). . . . . . . . . .        1.20%        1.59%        0.92%        0.92%        0.91%        0.94%(3)
  Ratio of net investment income
    to average net assets(2) . . . .        2.74%        1.33%        1.58%        2.48%        4.92%        4.98%(3)

-------------------------
(1)  For the period May 1, 1990 (initial offering date) through November
     30,1990.
(2)  During the period, certain fees were voluntarily and/or reimbursed.  If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(3)  Annualized.
(4)  Effective April 22, 1992, Rodney Square Management Corporation, a
     subsidiary of Wilmington Trust Company, became the Fund's investment sub-
     adviser.
(5)  Not Annualized.


                  RISK FACTORS, INVESTMENT PRINCIPLES AND POLICIES


     The Adviser and, with respect to the Tax-Exempt Fund, the Sub-Adviser use a range of different investments and investment techniques in seeking to achieve a Fund's investment objective, which involve various risks, and which are described in following sections. Although the Funds will endeavor to attain their investment objectives, there can be no assurance they will be successful.





       Each Fund invests only in U.S. dollar-denominated securities that mature in thirteen months or less (with certain exceptions). The dollar-weighted average portfolio maturity of each Fund may not exceed ninety days.




     Instruments acquired by the Funds will be U.S. Government securities or other "First Tier Securities "as described below. The term "First Tier Securities" has a technical definition given by the Securities and Exchange Commission, but generally refers to securities that the Adviser or Sub-Adviser has determined, under guidelines established by the Board of Trustees, to present minimal credit risks, and have the highest short-term debt ratings at the time of purchase by one (if rated by only one) or more Nationally Recognized Statistical Rating Organizations ("NRSROs"). A description of applicable ratings is attached to the Statement of Additional Information as Appendix A. Unrated instruments (including instruments with long-term but no short-term ratings) will be of comparable quality as determined by the Adviser or Sub-Adviser under guidelines approved by the Board of Trustees.




PRIME FUND



     The investment objective of the Prime Fund is to seek to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value. The Prime Fund pursues its objective by investing in a broad range of government, bank and corporate obligations that can be found in the money markets. In accordance with the current rules of the Securities and Exchange Commission, the Prime Fund intends to limit its purchases in the securities of any one issuer (other than securities of the U.S. Government or its agencies or instrumentalities) to no more than 5% of its total assets at the time of purchase, with the exception that up to 25% of its total assets may be invested in the securities of any single issuer for up to three business days.



TREASURY FUND



     The investment objective of the Treasury Fund is to seek to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value. The Treasury Fund seeks to achieve its objective by investing in obligations that the U.S. Government has issued or to which the U.S. Government has pledged its full faith and credit to guarantee the payment of principal and interest. You should note, however, that shares of the Treasury Fund are not themselves issued or guaranteed by the U.S. Government or any of its agencies. U.S. Government obligations include Treasury bills, certain Treasury strips, certificates of indebtedness, notes and bonds, and obligations of other agencies and instrumentalities that are backed by the U.S. Treasury. It is the Treasury Fund's policy that under normal conditions it will invest 65% or more of its total assets in U.S. Treasury obligations and repurchase agreements for which such obligations serve as collateral.

TAX-EXEMPT FUND



     The investment objective of the Tax-Exempt Fund is to seek to provide a high level of current income that is exempt from federal income taxes, consistent with liquidity, the preservation of capital and a stable net asset value. The Fund invests in high quality debt obligations of states, territories and possessions of the United States and the District of Columbia, and of their agencies, authorities, instrumentalities and political sub-divisions ("municipal obligations"). Under normal conditions the Fund invests 80% or more of its assets in these municipal obligations. The Fund may also invest up to 20% of its total assets in municipal obligations subject to the federal alternative minimum tax. Otherwise, the Fund will not knowingly purchase securities the interest on which is subject to federal tax. Cash may temporarily be held uninvested (and thus not earn income) if market or economic conditions are unfavorable. In accordance with the current rules of the Securities and Exchange Commission, the Tax-Exempt Fund intends to limit its purchases in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) to no more than 5% of its total assets at the time of purchase, with the exception that up to 25% of its total assets be invested with no limitation.


PORTFOLIO INSTRUMENTS, PRACTICES AND RELATED RISKS



     U.S. GOVERNMENT OBLIGATIONS. The TREASURY FUND may invest in U.S. Government obligations as described above. The PRIME FUND may invest in securities issued or guaranteed by the U.S. Government, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities. Obligations of some of these agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the U.S. Treasury; others, like the Export-Import Bank, are supported by the issuer's right to borrow from the Treasury; others, including the Federal National Mortgage Association, are backed by the discretionary ability of the U.S. Government to purchase the entity's obligations; and still others like the Student Loan Marketing Association are backed solely by the issuer's credit. U.S. Government obligations also include U.S. Government-backed trusts that hold obligations of foreign governments and are guaranteed or backed by the full faith and credit of the United States. There is no assurance that the U.S. Government would support a U.S. Government-sponsored entity were it not required to do so by law.


     ASSET-BACKED SECURITIES. The PRIME FUND may invest in asset-backed securities (I.E., securities backed by installment sale contracts, credit card receivables or other assets). The average life of an asset-backed instrument varies with the maturities of the underlying instruments, and is likely to be substantially less than the original maturity of the asset pools underlying the security as the result of scheduled principal payments and prepayments. This may be particularly true for mortgage-backed securities. The rate of such prepayments, and hence the life of the security, will be primarily a function of current market rates and current conditions in the relevant market. The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent the Fund purchases asset-backed securities at a premium, prepayments (which often may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of any premiums paid.

     Presently there are several types of mortgage-backed securities issued or guaranteed by U.S. Government agencies, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as a real estate mortgage investment conduits, or REMICS. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate, and a final distribution date. Although the relative payment rights of these classes can be structured in a number of different ways, most often payments of principal are applied to the CMO classes in the order of their respective stated maturities. CMOs can expose a Fund to more volatility and interest rate risk than other types of asset-backed obligations.



     MUNICIPAL OBLIGATIONS. The TAX-EXEMPT FUND will invest primarily in municipal obligations. The PRIME FUND may also invest in municipal obligations. These securities may be advantageous for the PRIME FUND when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other securities the PRIME FUND can purchase. Dividends paid by the PRIME FUND that come from interest on municipal obligations will be taxable to shareholders.


     The two main types of municipal obligations are "general obligation" securities (which are secured by the issuer's full faith credit and taxing power) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or other specific revenue source). A third type of municipal obligation, normally issued by special purpose public authorities, is known as a "moral obligation" security because if the issuer cannot meet its obligations it then draws on a reserve fund, the restoration of which is not a local requirement. Private activity bonds (such as bonds issued by industrial development authorities) are usually revenue securities issued by or for public authorities to finance a privately operated facility.



     Within the principal classifications described above there are a variety of categories including municipal leases and certificates of participation. Municipal lease obligations are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Adviser or, with respect to the Tax-Exempt Fund, Sub-Adviser will determine, under the supervision of the Board of Trustees, the credit quality of any unrated municipal leases on an on-going basis, including an assessment of the likelihood that the lease will not be cancelled.




     In many cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal obligation is tax-exempt and, accordingly, purchases of such securities are based on the opinion of counsel to the sponsors or issuers of the instruments. Emerald Funds, the Adviser and the Sub-Adviser rely on these opinions and do not intend to review the basis for them.




     Municipal obligations purchased by the TAX-EXEMPT AND PRIME FUNDS may be backed by letters of credit or guarantees issued by domestic or foreign banks and other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or a guarantee with respect to a municipal obligation held by the Funds could have an adverse effect on a Fund's portfolio and the value of its shares. As described below under "Foreign Securities," foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations.


     CORPORATE OBLIGATIONS. The PRIME FUND may purchase corporate bonds and cash equivalents that meet the Fund's quality and maturity limitations. These investments may include obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, Eurobonds, which are U.S. dollar-denominated obligations of foreign issuers, Yankee bonds, which are U.S. dollar-denominated bonds issued by foreign issuers in the U.S., and equipment trust certificates.

     Cash equivalents, such as commercial paper and other similar obligations purchased by the Fund that have an original maturity of thirteen months or less, will either have short-term ratings at the time of purchase in the top category by one or more NRSROs or be issued by issuers with such ratings. Unrated instruments of these types purchased by the Fund will be determined to be of comparable quality.

     BANK OBLIGATIONS. The PRIME FUND may purchase CDs, bankers' acceptances, notes and time deposits issued or supported by U.S. or foreign banks and savings institutions that have total assets of more than $1 billion. The Fund may also invest in CDs and time deposits of domestic branches of U.S. banks that have total assets of less than $1 billion if the CDs and time deposits are insured by the FDIC. Investments in foreign banks and foreign branches of U.S. banks will not make up more than 25% of the Fund's total assets when the investment is made. (To the extent permitted by the SEC, bank obligations of U.S. branches of foreign banks will be considered to be investments in U.S. banks for purposes of this calculation.) The Fund may also make interest-bearing savings deposits in amounts not exceeding 5% of its total assets.



     REPURCHASE AGREEMENTS. The PRIME FUND AND TREASURY FUND may buy portfolio securities subject to the seller's agreement to repurchase them at an agreed upon time and price. These transactions are known as repurchase agreements. The Funds will enter into repurchase agreements only with financial institutions deemed to be creditworthy by the Adviser, pursuant to guidelines established by the Board of Trustees. During the term of any repurchase agreement, the Adviser will monitor the creditworthiness of the seller, and the seller must maintain the value of the securities subject to the agreement in an amount that is greater than the repurchase price. Default or bankruptcy of the seller would, however, expose the Funds to possible loss because of adverse market action or delays connected with the disposition if the underlying obligations. Because of the seller's repurchase obligations, the securities subject to repurchase agreements do not have maturity limitations.




     VARIABLE AND FLOATING RATE INSTRUMENTS. EACH FUND may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes, which are instruments under which the indebtedness, as well as the interest rate, varies. If rated, variable and floating rate instruments must be rated in the highest short-term rating category by an NRSRO. If unrated, such instruments will need to be determined to be of comparable quality. Unless guaranteed by the U.S. Government or one of its agencies or instrumentalities, variable or floating rate instruments purchased by each Fund must permit the Funds to demand payment of the instrument's principal at least once every thirteen months. Because of the absence of a market in which to resell a variable or floating rate instrument, a Fund might have trouble selling an instrument should the issuer default or during periods when a Fund is not permitted by agreement to demand payment of the instrument, and for this or other reasons a loss could occur with respect to the instrument.



     STRIPPED SECURITIES. The PRIME FUND AND TREASURY FUND may invest in instruments known as "stripped" securities. These instruments include U.S. Treasury bonds and notes and federal agency obligations on which the unmatured interest coupons have been separated from the underlying obligation. These obligations are usually issued at a discount to their "face value," and because of the manner in which principal and interest are returned may exhibit greater price volatility than more conventional debt securities. The
TREASURY FUND'S investments in these obligations will be limited to "interest only" stripped securities that have been issued by a federal instrumentality known as the Resolution Funding Corporation and other stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The PRIME FUND may also invest in instruments that have been stripped by their holder, typically a custodian bank or investment brokerage firm, and then resold in a custodian receipt program under names you may be familiar with such as TIGRS and CATS.




     In addition, the PRIME FUND may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. SMBS, in particular, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. If the underlying obligations experience greater than anticipated prepayments, the PRIME FUND may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by Emerald Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonable close to that used in the calculation of the PRIME FUND'S per share net asset value.




     Although certain stripped securities do not pay interest to their holders before they mature, federal income tax rules require a Fund each year to recognize a part of the discount attributable to a security as interest income. This income must be distributed along with the other income a Fund earns. To the extent shareholders request that they receive their dividends in cash rather than reinvesting them, the money necessary to pay those dividends must come from the assets of a Fund or from other sources such as proceeds from sales of Fund shares and/or sales of portfolio securities. The cash so used would not be available to purchase additional income-producing securities, and a Fund's current income could ultimately be reduced as a result.


     BANK INVESTMENT CONTRACTS AND GUARANTEED INVESTMENT CONTRACTS. The PRIME FUND may invest in bank investment contracts ("BICs") issued by banks that meet the asset size requirements described above under "Bank Obligations" and in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies that have assets of $1 billion or more and meet the quality and credit standards established by the Adviser pursuant to guidelines approved by the Board of Trustees. Pursuant to a BIC or GIC, the Fund would make cash contributions to a deposit account at a bank or insurance company. These contracts are general obligations of the issuing bank or insurance company and are paid from the general assets of the issuing entity. In return for its cash contribution, the Fund would receive interest from the issuing entity at either a negotiated fixed or floating rate. Because BICs and GICs are generally not assignable or transferable without the permission of the bank or insurance company involved, and an active secondary market does not currently exist for these instruments, they are considered illiquid securities and are subject to the Fund's policy and limitation on such investments as described below under "Managing Liquidity."

     PARTICIPATIONS AND TRUST RECEIPTS. The PRIME FUND may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest or receipt bears to the total principal amount of the security. The Fund intends only to purchase participations and trust receipts from an entity or syndicate, and does not intend to serve as a co-lender in any such activity. As to certain instruments for which the Fund will be able to demand payment, the Fund intends to exercise its right to do so only upon a default under the terms of the security, as needed to provide liquidity, or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest or trust receipt may be deemed to be an extension of credit by the Fund to the issuing financial institution rather than to the obligor of the underlying security and may not be directly entitled to the protection of any collateral security provided by the obligor. In such event, the ability of the Fund to obtain repayment could depend on the issuing financial institution.



     WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. EACH FUND may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. When-issued purchases and forward purchase commitments are not expected to exceed 25% of the value of a Fund's total assets under normal circumstances. These transactions will not be entered into for speculative purposes but only in furtherance of the Fund's investment objective.




     OTHER INVESTMENT COMPANIES. EACH FUND may invest in the securities of other mutual funds that invest in the particular instruments in which a Fund itself may invest, subject to the requirements of applicable securities laws. When a Fund invests in another mutual fund, it pays a pro rata portion of the advisory and other expenses of that fund as a shareholder of that fund. These expenses are in addition to the advisory and other expenses each Fund pays in connection with its own operations.




     BORROWINGS. EACH FUND is authorized to make limited borrowings for temporary purposes and may enter into reverse repurchase agreements. Under such an agreement the Fund sells portfolio securities and then buys them back later at an agreed-upon time and price. When the Fund enters into a reverse repurchase agreement it will place in a separate custodial account either liquid assets or high grade debt securities that have a value equal to or more than the price the Fund must pay when it buys back the securities, and the account will be continuously monitored to make sure the appropriate value is maintained. Reverse repurchase agreements may be used to meet redemption requests without selling portfolio securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Interest paid by the Fund in a reverse repurchase or other borrowing transaction will reduce the Fund's income.



     SECURITIES LENDING. The PRIME FUND AND TREASURY FUND may lend securities held in their portfolios to broker-dealers and other institutions as a means of earning additional income. These loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, securities loans will be made only to parties the Adviser deems to be of good standing, and will only be made if the Adviser thinks the possible rewards from such loan justify the possible risks. A loan will not be made if, as a result, the total amount of a Fund's outstanding loans exceeds 30% of its total assets. Securities loans will be fully collateralized.




     MANAGING LIQUIDITY. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons the Funds do not knowingly invest more than 10% of their net assets in illiquid securities. Illiquid securities include repurchase agreements, securities loans and time deposits that do not permit the Funds to terminate them after seven days notice, GICS, BICS, stripped mortgage-backed securities issued by private issuers and securities that are not registered under the securities laws. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper, variable amount master demand notes with maturities of nine months or less and securities for which the Adviser or, with respect to the Tax-Exempt Fund, Sub-Adviser has determined pursuant to guidelines adopted by the Board of Trustees that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule 144A), are not subject to this 10% limitation. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers were no longer interested in purchasing these restricted securities.




     FOREIGN SECURITIES. There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve risks associated with less complete financial information about the issuer, less market liquidity and political instability , future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions that might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.




     OTHER RISK CONSIDERATIONS. As with an investment in any mutual fund, an investment in the Funds entails market and economic risks associated with investments generally. However, there are certain specific risks of which you should be aware.

     Generally, the market value of fixed income securities in the Funds can be expected to vary inversely to changes in prevailing interest rates. You should recognize that in periods of declining interest rates the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and in periods of rising interest rates, the market value will tend to decrease. You should also recognize that in periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. A Fund may purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments.




     Although the TAX-EXEMPT FUND does not presently intend to do so on a regular basis, it may invest more than 25% of its total assets in municipal obligations the interest on which comes solely from revenues of similar projects or are issued by issuers located in the same state. When the TAX-EXEMPT FUND'S assets are concentrated in obligations payable from revenues of similar projects or issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.




     In addition, the PRIME FUND AND TAX-EXEMPT FUND may purchase custodial receipts, tender option bonds and certificates of participation in trusts that hold municipal or other types of obligations. A certificate of participation gives the Fund an individual, proportionate interest in the obligation, and may have a variable or fixed rate. Because certificates of participation are interests in obligations that may be funded through government appropriations, they are subject to the risk that sufficient appropriations as to the timely payment of principal and interest on the obligations may not be made. The NRSRO quality rating of an issue of certificates of participation is normally based upon the rating of the obligations held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue.




     Payment on municipal obligations held by the Prime Fund and Tax-Exempt Fund relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Should a foreclosure occur, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted municipal obligation.


FUNDAMENTAL LIMITATIONS



     The Funds' investment objectives and policies discussed above are not fundamental and may be changed by the Board of Trustees without shareholder approval. You will be notified of any material changes, but as a result, a Fund may have a different investment objective from the one it had at the time of your investment. However, each Fund also has in place certain
"fundamental limitations" that cannot be changed without the approval of a majority of the Fund's outstanding shares. Some of these fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in full in the Statement of Additional Information, which you may request by calling 800/367-5905.

     1. A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain exceptions).




     2. A Fund may not borrow money except for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of a Fund's total assets, that Fund will not make any investments.



     3. Under normal market conditions, the Tax-Exempt Fund must invest at least 80% of its net assets in securities that provide interest exempt from regular federal income tax.



     If a percentage limitation is met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.




     In order to permit the sale of a Fund's shares (or a particular class of shares) in some states, Emerald Funds may agree to certain restrictions that may be stricter than the investment policies and limitations discussed above. If Emerald Funds decides that any of these restrictions is no longer in a Fund's best interest, it may revoke its agreement to abide by such restriction by no longer selling shares in the state involved.



                             INVESTING IN EMERALD FUNDS

YOUR MONEY MANAGER


     BARNETT BANKS TRUST COMPANY N.A. (REFERRED TO AS "BARNETT" OR THE "ADVISER") SERVES AS INVESTMENT ADVISER FOR EMERALD FUNDS AND RODNEY SQUARE MANAGEMENT CORPORATION (REFERRED TO AS THE "SUB-ADVISER"), A WHOLLY-OWNED SUBSIDIARY OF WILMINGTON TRUST COMPANY, SERVES AS SUB-ADVISER TO THE TAX-EXEMPT FUND. Barnett is the largest trust organization headquartered in Florida and has notable experience in providing professional investment management services. Organized as a national banking association in 1974, it is the successor to the business of earlier organizations that had provided continuous trust services since 1926. Barnett first began providing advisory services to mutual funds in 1988 and is a subsidiary of Barnett Banks, Inc., a registered bank holding company that has offered general banking services since 1877.




     ENTRUSTED WITH APPROXIMATELY $__ BILLION UNDER ACTIVE MANAGEMENT, Barnett is an industry leader in providing investment management services to individuals and institutions. As the investment adviser to Emerald Funds, Barnett employs investment professionals who are dedicated to managing money on a full-time basis.


PURCHASE OF SHARES


     Shares of the Funds are sold on a continuous basis by Emerald Asset Management, Inc. (called the "Distributor"). The Distributor is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.



     Emerald Shares and Emerald Service Shares are sold to Barnett and its affiliates, as well as to Barnett's correspondent banks and other institutions ("Institutions") acting on behalf of themselves or their customers who maintain qualified trust, agency or custodial accounts ("Customers"). Customers may include individuals, trusts, partnerships and corporations. All share purchases are effected through a Customer's account at Barnett or another Institution through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions will be sent to Barnett or the other Institution involved.
Barnett and other Institutions (or their nominees) will normally be the holders of record of Emerald and Emerald Service Shares acting on behalf of their Customers, and will reflect their Customers' beneficial ownership of shares in the account statements provided by them to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Funds will be governed by the Customers' account agreements with Barnett and other Institutions.




     Shares are sold at the net asset value per share next determined after receipt of a purchase order from an Institution by the Funds' transfer agent. The minimum initial investment in a Fund for an Institution is $5,000 and the minimum subsequent investment is $100. Barnett and other Institutions may establish different minimum investment requirements for their Customers. For example, there is no minimum initial investment for transfers of assets by Customers from other banks or financial institutions. Barnett and other Institutions may also charge their Customers certain account fees depending on the type of account a Customer has established with the Institution. These fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Information concerning these minimum account requirements, services and any charges should be obtained from the Institutions before a Customer authorizes the purchase of Fund shares, and this Prospectus should be read in conjunction with any information so obtained.




     Purchases for shares of the Funds will be effected only on days on which both the New York Stock Exchange (the "Exchange") and the Funds' Custodian are open for business (a "Business Day") and only when federal funds or other funds are immediately available to the Funds' transfer agent to make the purchase on the day it receives the purchase order. Additionally, on days when the Exchange and/or the Fund's Custodian close early due to a partial holiday or otherwise, the Fund reserves the right to advance the times at which purchase and redemption orders must be received in order to be processed on that Business Day. Institutions may transmit purchase orders by telephoning the transfer agent c/o the Distributor at 1-800-367-5905 not later than 2:00 p.m. (Eastern time) on any Business Day with respect to the Prime and Treasury Funds (12:00 noon (Eastern time) with respect to the Tax-Exempt
Fund). If federal funds are not available with respect to any such order by the close of business on the day the order is received by the transfer agent, the order will be cancelled. In addition, any purchase order received by the transfer agent after 2:00 p.m. (Eastern time) with respect to the Prime and Treasury Funds (12:00 noon (Eastern time) with respect to the Tax-Exempt Fund) will not be accepted, and notice thereof will be given to the Institution placing the order. Any funds received in connection with late orders will be returned promptly.




     Each Fund observes the following holidays: New Year's Day (observed), Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Columbus Day, Veterans' Day (observed), Thanksgiving Day and Christmas Day (observed).




     It is the responsibility of Institutions to transmit orders for purchases by their Customers promptly to the Fund in accordance with their agreements with their Customers, and to deliver required investments on a timely basis. If federal funds are not received within the period described, the order will be cancelled, notice will be given, and the Institution will be responsible for any loss to Emerald Funds or its beneficial shareholders. Payments for shares of a Fund may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for that Fund. For further information see "In-Kind Purchases" in the Statement of Additional Information.

     Purchase orders must include the purchasing Institution's tax identification number. Emerald Funds reserves the right to reject any purchase order or to waive the minimum initial investment requirement.
Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded in the shareholder records of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.


     You should note that neither Emerald Funds nor its service contractors will be responsible for any loss or expense for acting upon telephone instructions that are believed to be genuine. In attempting to confirm that telephone instructions are genuine, Emerald Funds will use procedures considered reasonable. To the extent Emerald Funds does not use reasonable procedures to form its belief, it and/or its service contractors may be responsible for instructions that are fraudulent or unauthorized.

REDEMPTION OF SHARES

     Redemption orders are effected at the net asset value per share next determined after receipt of the order from an Institution by Emerald Funds' transfer agent. Emerald Funds imposes no charges when Emerald Shares and Emerald Service Shares are redeemed. Barnett and other Institutions may charge fees to their Customers for their services in connection with investments, Shares held by an Institution on behalf of its Customers must be redeemed in accordance with the instructions and limitations pertaining to the account at the Institution.


     The Funds may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted under the Investment Company Act of 1940. A shareholder of record may be required to redeem shares in the Fund if the balance in such shareholder's account in the Fund drops below $4,000 and the shareholder does not increase its balance to at least $4,000 upon 60 days' written notice. If a Customer has agreed with an Institution to maintain a minimum balance in his account with the Institution, and the balance in the account falls below that minimum, the Customer may be obligated to redeem all or part of his shares in that Fund to the extent necessary to maintain the minimum balance required. The Funds may also redeem shares involuntarily if it appears appropriate to do so in light of the Funds' responsibilities under the Investment Company Act of 1940. See the Statement of Additional Information ("Additional Purchase and Redemption Information") for examples of when such redemptions might be appropriate.


     Emerald Funds intends to pay cash for all shares redeemed, but in unusual circumstances may make payment wholly or partly in readily marketable portfolio securities at their then market value equal to the redemption price if it appears appropriate to do so in light of the Funds' responsibilities under the Investment Company Act of 1940. See the Statement of Additional Information ("Additional Purchase and Redemption Information") for examples of when such redemptions might be appropriate. In those cases, an investor may incur brokerage costs in converting securities to cash.

     It is the responsibility of the Institutions to provide their customers with statements of account with respect to transactions made for their accounts at the Institutions.



     Share balances may be redeemed pursuant to arrangements between Institutions and their Customers. It is the responsibility of an Institution to transmit redemption orders to Emerald Funds' transfer agent and to credit its Customers' accounts with the redemption proceeds on a timely basis. Payment for Prime and Treasury Fund redemption orders which are received by the transfer agent before 2:00 p.m. (Eastern time) (12:00 noon (Eastern time) with respect to the Tax-Exempt Fund) on a Business Day will normally be wired in federal funds the same day. Payment for redemption orders which are received between 2:00 p.m. (Eastern time) with respect to the Prime and Treasury Funds (12:00 noon (Eastern time) with respect to the Tax-Exempt Fund) and the close of business or on a non-Business Day will normally be wired in federal funds on the next Business Day. Emerald Funds reserves the right, however, to delay the wiring of redemption proceeds for up to seven days after receipt of a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund.


DIVIDENDS AND DISTRIBUTIONS

WHERE DO DIVIDENDS AND DISTRIBUTIONS COME FROM?


     Dividends for each Fund are derived from its net investment income, which flows from the interest that the Fund earns on the money market and other investments it owns. Dividends on each Emerald Share and Emerald Service Share are determined in the same manner and are paid in the same amount regardless of class, except that Emerald Service Shares bear all fees paid to Service Organizations for their services as described under "The Emerald Family of Funds" and each class of shares bears certain other miscellaneous "class expenses" (i.e., certain printing, registration and per account transfer agency expenses).




     The Funds realize a capital gain when they sell a security for more than its cost. Each Fund may make distributions of its net capital gains, if any, after any reductions for capital loss carryforwards.


WHAT ARE THE DIVIDEND AND DISTRIBUTION OPTIONS?

     Shareholders receive dividends and net capital gains distributions. Dividends and distributions are automatically reinvested in the same share class of the Fund for which the dividend or distribution was declared, unless the shareholder specifically elects to receive payments in cash. Your election and any subsequent change should be made in writing to:



                             Emerald Funds [name of Fund]
                              BISYS Fund Services, Inc.
                                  3435 Stelzer Road
                              Columbus, Ohio 43219-3035




     Your election is effective for dividends and distributions with payment dates after the date the Funds' transfer agent receives the election.


WHEN ARE DIVIDENDS AND DISTRIBUTIONS DECLARED AND PAID?



                                                      DIVIDENDS ARE
                                           --------------------------------
FUNDS                                        DECLARED             PAID
-------                                    -------------        -----------
(1) Prime, Treasury and Tax-Exempt. . . .  Daily                Monthly within
                                                                five business days
                                                                after month end
_________________________

(1) Shares of each Fund begin earning dividends on the day a purchase order is accepted and payment in federal funds is received by the Funds'
     Custodian, and continue to earn dividends through the day before they are redeemed.


     If all the Emerald Shares or Emerald Service Shares held by an Institution in the Funds are redeemed, the Funds will pay accrued dividends within five Business Days after the end of each month in which the redemption occurs.




     Net capital gain distributions for the Funds, if any, are made at least annually after any reductions for capital loss carryforwards.


EXPLANATION OF SALES PRICE


     Net asset value per share is determined on each Business Day (as defined above) at 2:00 p.m. (Eastern time) with respect to the Prime and Treasury Funds (12:00 noon (Eastern time) with respect to the Tax-Exempt Fund) by adding the value of a Fund's investments, cash and other assets attributable to a class of shares, subtracting the Fund's liabilities attributable to shares of that class, and then dividing the result by the number of shares of that class that are outstanding. All securities of the Funds are valued at amortized cost. More information about valuation can be found in the Funds' Statement of Additional Information, which you may request by calling 800/367-5905.


OTHER SERVICE PROVIDERS



     While the investment advice provided to the Funds is essential, Emerald Funds would not be able to function without the services of a number of other companies. Some of these companies are listed below. For further information as to some of the services these companies provide, as well as more information regarding investment advisory services, see "The Emerald Family of Funds."


                                   ADMINISTRATOR

                       BISYS FUND SERVICES LIMITED PARTNERSHIP
                                      ("BISYS")




       BISYS, a wholly-owned subsidiary of The BISYS Group, Inc., is responsible for coordinating Emerald Funds' efforts and generally overseeing the operation of the Funds' business. It has been providing services to mutual funds since 1987.



                                    DISTRIBUTOR

                           EMERALD ASSET MANAGEMENT, INC.



     Emerald Asset Management, Inc. is a wholly-owned subsidiary of BISYS. Mutual funds structured like the Funds sell shares on a continuous basis. The Funds' shares are sold through the Distributor.


                                     CUSTODIAN
                                THE BANK OF NEW YORK

     The Bank of New York is responsible for holding the investments that the Fund owns.




                                  TRANSFER AGENT
                              BISYS FUND SERVICES, INC.




       BISYS Fund Services, Inc. is the transfer agent for the Funds. This means that its job is to maintain the account records of all shareholders of record in the Funds, as well as to administer the distribution of any dividends or distributions declared by the Funds.



                            THE EMERALD FAMILY OF FUNDS


     Emerald Funds was organized as a Massachusetts business trust on March 15, 1988 and is registered with the Securities and Exchange Commission as in open-end management investment company. The Agreement and Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of three classes (the Emerald Share Class, Emerald Service Share Class and Retail Share Class) representing interests in the respective Funds, which are classified as diversified companies under the Investment
Company Act of 1940. The Board of Trustees has also authorized the issuance of additional classes of shares representing interests in other investment portfolios of Emerald Funds. Information regarding the Funds' Investor
Share Classes, as well as the other portfolios offered by Emerald Funds, may be obtained by contacting the Distributor at the address listed on page 18.




     Shares of each Fund's three share classes bear a pro rata portion of all operating expenses paid by a Fund except as follows. Holders of a Fund's Emerald Service Shares bear the fees that are paid to Service Organizations under the Fund's Shareholder Processing and Services Plan described below. Similarly, holders of a Fund's Retail Shares bear the payments set forth in the prospectus describing such Shares that are paid under the Funds' Retail Plan. In addition, shares of each Fund's three share classes bear other miscellaneous "class expenses" (i.e., certain printing, registration and per account transfer agency expenses). Standardized yield quotations are computed separately for each Fund's three classes of shares. Because of these Plans and other "class expenses", the performance of a Fund's Emerald Shares is expected to be higher than the performance of the Fund's Emerald Service Shares, and the performance of both the Emerald Shares and Emerald Service Shares of a Fund is expected to be higher than the performance of the Fund's Retail Shares. The Funds offer various services and privileges in connection with Retail Shares that are not generally offered in connection with Emerald Shares and Emerald Service Shares, including an automatic investment plan, automatic withdrawal plan and checkwriting. For further information regarding the Funds' Retail Shares, contact [name and number].




     Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shares of all Emerald Fund portfolios vote together and not by class, unless otherwise required by law or permitted by the Board of Trustees. All shareholders of a particular Fund will vote together as a single class on matters pertaining to the Fund's investment advisory agreement and fundamental investment limitations. Only holders of Emerald Service Shares will vote on matters pertaining to the Funds' Shareholder Processing and Services Plan described below, and only holders of Retail Shares will vote on matters pertaining to the Plan for those Shares.



     Emerald Funds is not required to and does not currently expect to hold annual meetings of shareholders to elect trustees. The trustees will call a shareholder meeting upon the written request of shareholders owning at least 10% of the shares entitled to vote. As of December 31, 1995, the Adviser and its affiliates possessed, on behalf of their underlying customer accounts, voting or investment power with respect to a majority of the outstanding shares of Emerald Funds. More information about shareholder voting rights can be found in the Statement of Additional Information under "Description of Shares."


SHAREHOLDER PROCESSING AND SERVICES PLAN


     Emerald Funds has adopted a Shareholder Processing and Services Plan (the "Plan") pursuant to which Emerald Service Shares are sold to Institutional investors ("Service Organizations") which enter into service agreements with Emerald Funds. The service agreements require the Service Organizations, which may include Barnett, BISYS and their affiliates, to provide support services to their Customers who are beneficial owners of Emerald Service Shares in return for payment by a Fund which may not exceed
 .35% (on an annualized basis) of the average daily net asset value of the Emerald Service Shares beneficially owned by their Customers. Holders of the Funds' Emerald Service Shares bear all fees paid to Service Organizations for their services under the Plan. The Plan does not cover, and the fees thereunder are not payable to Service Organizations with respect to, Emerald Shares or Retail Shares.




     Services provided by Service Organizations under their agreements may include aggregating and processing purchase and redemption requests from Customers for Emerald Service Shares and placing net purchase and redemption orders with the Distributor; processing dividend payments from each Fund on behalf of Customers; forwarding shareholder communications to Customers; and providing sub-accounting with respect to Emerald Service Shares beneficially owned by Customers or the information necessary for sub-accounting by the Funds.



     Emerald Funds understands that Service Organizations may charge fees to their Customers who are the beneficial owners of Emerald Service Shares in connection with their Customer accounts. These fees would be in addition to any amounts which may be received by a Service Organization under its service agreement with Emerald Funds. The service agreement requires a Service Organization to disclose to its Customers any compensation payable to the Service Organization by the Funds and any other compensation payable by the Customers in connection with the investment of their assets in Emerald Service Shares. Customers of Service Organizations should read this Prospectus in light of the terms governing their accounts with their Service Organizations.




     Conflict of interest restrictions may apply to the receipt of compensation paid by a Fund in connection with the investment of fiduciary funds in Emerald Service Shares. Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing in Emerald Service Shares.




     Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of such a customer. Service Organizations that are banks are subject to such banking laws and regulations. Should future legislative, judicial or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their Customers, Emerald Funds might be required to alter or discontinue its arrangements with Service Organizations generally and change its method of operations. It is not anticipated, however, that any change in the Funds' method of operations would affect its net asset value per share or result in a financial loss to any Customer.


                             THE BUSINESS OF THE FUNDS
FUND MANAGEMENT

     THE BUSINESS AFFAIRS OF EMERALD FUNDS ARE MANAGED UNDER THE GENERAL SUPERVISION OF THE BOARD OF TRUSTEES.

     The following individuals serve as trustees of Emerald Funds:

          - Chesterfield H. Smith, Chairman of the Board of Emerald Funds, is a Senior Partner of the law firm of Holland and Knight.

          - John G. Grimsley, President of Emerald Funds, is a member of the law firm of Mahoney, Adams & Criser.

          -    Raynor E. Bowditch is the President of Bowditch Insurance
               Corporation.

          - Mary Doyle is the Dean in Residence of the Association of American Law Schools.


          -    Albert D. Ernest is the President of Albert Ernest
               Enterprises.




     Emerald Funds has also employed a number of professionals to provide investment management and other important services to the Funds. BARNETT BANKS TRUST COMPANY, N.A. serves as the Funds' adviser and has its principal offices at 9000 Southside Boulevard, Building 100, Jacksonville, Florida 32256. BISYS Fund Services Limited Partnership ("BISYS LP"), located at 3435 Stelzer Road, Columbus, Ohio 43219-3035 serves as the Funds' administrator, and BISYS' wholly-owned subsidiary, Emerald Asset Management, Inc., located at the same address is the registered broker-dealer that sells the Funds' shares. The Funds also have a custodian, The Bank of New York, located at 90 Washington Street, New York, New York 10286 and a transfer and dividend paying agent, BISYS Fund Services, Inc. ("BISYS"), located at 3435 Stelzer Road, Columbus, Ohio 43719-3035.




     ADVISER AND SUB-ADVISER. As of December 31, 1995 Barnett had approximately $__ billion under active management, with $___ billion in equity securities, $____ million in taxable fixed income securities, $____ billion in treasury and government securities, $____ billion in municipals and $____ billion in money market instruments. Barnett is a subsidiary of Barnett Banks, Inc., a registered bank holding company that has offered general banking services since 1877. Wilmington Trust Company, the Sub-Adviser's parent organization and a Delaware banking corporation, is in turn a wholly-owned subsidiary of Wilmington Trust Corporation, a registered bank holding company. The Sub-Adviser provides management services to a number of mutual funds with total assets on December 31, 1995 of $____ billion.




     Barnett manages the investment portfolios of the Prime and Treasury Funds, including selecting portfolio investments and making purchase and sale orders. The Sub-Adviser manages the investment portfolio of the Tax-Exempt Fund, including selecting portfolio investments and making purchase and sale orders, in accordance with investment requirements and policies established by the Adviser.




     Although expected to be infrequent, Barnett and the Sub-Adviser may consider the amount of Fund shares sold by broker-dealers and others in allocating orders for purchases and sales of portfolio securities. This allocation may involve the payment of brokerage commissions or dealer concessions. Barnett (and the Sub-Adviser) will not engage in this practice unless the execution capability of and the amount received by such broker-dealer or other company is believed to be comparable to what another qualified firm could offer.



       BISYS. BISYS is an Ohio limited partnership and is a wholly-owned subsidiary of The BISYS Group, Inc.



       BISYS provides a wide range of such services to Emerald Funds, including maintaining the Funds' offices, providing statistical and research data, coordinating the preparation of reports to shareholders, calculating the net asset values of Fund shares, dividends and capital gain distributions to shareholders, and performing other administrative functions necessary for the smooth operation of the Funds. Certain officers of Emerald Funds, namely Mr. Blundin, are also officers and/or directors of BISYS and the Distributor.




     EXPENSES. In order to support the services described above, as well as other matters essential to the operation of the Fund, the Fund incurs certain expenses. Expenses are paid out of the Fund's assets, and thus are reflected in the Fund's dividends, but they are not billed directly to a shareholder or deducted from a shareholder's account. Barnett is entitled to advisory fees that are calculated daily and payable monthly at the annual rate of .25% of each Funds' average daily net assets. Barnett has agreed to pay the Sub-Adviser .15% of the Tax-Exempt Fund's average daily net assets, and is also voluntarily waiving the remainder of its fee for that Fund. The fee paid by Barnett to the Sub-Adviser comes out of Barnett's advisory fee for the Tax-Exempt Fund and is not an additional charge to that Fund. For the fiscal year ended November 30, 1995, Barnett received fees, after waivers, at the effective annual rates of .23%, .24% and .13% of the average daily net assets of the Prime, Treasury and Tax-Exempt Funds, respectively. All of the fees that Barnett received for the Tax-Exempt Fund were paid to the Sub-Adviser pursuant to the fee arrangement described above.




BISYS is entitled to an administration fee calculated daily and payable monthly at the effective annual rate of .0775% of the first $5 billion of the aggregate net assets of all of the Emerald Funds, .07% of the next $2.5 billion, .065% of the next $2.5 billion and .05% of all assets exceeding $10 billion. In the event the aggregate average daily net assets for all Funds falls below $3 billion, the fee will be increased to .08% of the aggregate average daily net assets of all of the Emerald Funds.



For the fiscal year ended November 30, 1995 the Funds paid administration fees, after waivers, to the prior administrator under the administration agreements then in effect, at the effective rate of .08% of the average daily net assets of each Fund.




     Under the terms of the advisory agreement for the Prime Fund and Treasury Fund, the fees payable to the Adviser are not subject to reduction as the value of each Fund's net assets increases. The Adviser has, however, informed Emerald Funds of its intention to reduce the annual rate of its advisory fees with respect to these two Funds to the following rates: .25% and .24%, respectively, of the first $600 million of the Prime Fund's and Treasury Fund's net assets, respectively; .23% of each Fund's net assets over $600 million but not exceeding $1 billion; .21% of the next $1 billion of each Fund's net assets; and .19% of each Fund's net assets over $2 billion. The Adviser and the Administrator have also voluntarily agreed to waive their advisory and administrative fees with respect to the Prime and Treasury
Funds' Emerald Shares and Emerald Service Shares to the extent that the Funds' annualized ratio of ordinary operating expenses (excluding payments to Service Organizations) to average net assets, calculated daily, exceeds .40%.


     In addition, the Sub-Adviser and BISYS have each voluntarily agreed to waive their sub-advisory and administrative fees with respect to the Tax-Exempt Fund's Emerald Shares and Emerald Service Shares to the extent that the Fund's annualized ratio of ordinary operating expenses (excluding payments to Service Organizations) to average net assets, calculated daily, exceeds .40%.



     For the fiscal year ended November 30,   1995, the Prime, Treasury and
Tax-Exempt Funds' ratios of ordinary operating expenses to average net assets after waivers were .32% and .40%, .40% and .74% and .75% and .68% for Emerald Shares and Emerald Service Shares, respectively.


TAX IMPLICATIONS


     As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation.


     You will be advised at least annually regarding the federal income tax treatment of dividends and distributions made to you.



     FEDERAL TAXES. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (called the "Code"), meaning that to
the extent   a Fund's earnings are passed on to shareholders as required by the Code, the Fund itself generally will not be required to pay federal income taxes.




     In order to so qualify, the Prime and Treasury Funds will pay as dividends at least 90% of its investment company taxable income. Investment company taxable income includes taxable interest, dividends, gains attributable to market discount on taxable as well as tax-exempt securities, and the excess of net short-term capital gain over long-term capital loss. To the extent you receive a dividend based on investment company taxable income you must treat that dividend as ordinary income in determining your gross income for tax purposes, whether you received it in the form of cash or additional shares. Unless you are exempt from federal income taxes, the dividends you receive from each Fund will be taxable to you.




     In order to so qualify, the Tax-Exempt Fund will pay as dividends at least 90% of its net exempt-interest income as dividends known as "exempt-interest dividends." These dividends may be treated by you as excludable from your gross income (unless the exclusion would be disallowed because of your particular situation). You should note that income that is not subject to federal income taxes may nonetheless have to be considered along with other adjusted gross income in determining whether any Social Security payments received by you are subject to federal income taxes.




     If the Tax-Exempt Fund holds certain so-called "private activity bonds" issued after August 7, 1986 shareholders will need to include as an item of tax preference for purposes of the federal alternative minimum tax that portion of the dividends paid by the Fund derived from interest received on such bonds. The maximum federal alternative minimum tax rate is 28% for individuals. In addition, corporations will need to take into account all exempt-interest dividends paid by the Fund in determining certain adjustments for the federal alternative minimum tax and the environmental tax.

     Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain, no matter how long you have held Fund shares.



     Any dividends declared by the Funds in December of a particular year and payable to shareholders of record on a date during that month will be deemed to have been paid by the Funds and received by shareholders on December 31 of that year, so long as the dividends are actually paid in January of the following year.


     STATE AND LOCAL TAXES GENERALLY. Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser regarding these taxes.


     Shares of the Prime Fund and Tax-Exempt Fund are not expected to qualify for total exemption from the Florida intangibles tax. Shares of the Treasury Fund may or may not qualify in any calendar year for this exemption. In order to qualify for this exemption, the Treasury Fund may sell any non-exempt assets held in its portfolio (such as repurchase agreements) during the year and reinvest the proceeds in exempt assets, or hold cash, prior to December
31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Fund's investment return and might exceed any increased investment return the Fund achieved by investing in non-exempt assets during the year.


MEASURING PERFORMANCE



- Performance information provides you with a method of measuring and monitoring your investments. The Funds may quote performance in advertisements or shareholder communications. The performance for each class of a Fund's shares will be calculated separately from the performance of the Fund's other classes of shares. Because of the service fees borne by Emerald Service Shares, the net yield on such shares can be expected, at any given time, to be lower than the net yield on Emerald Shares.


UNDERSTANDING PERFORMANCE MEASURES:


- The yields for the Funds are the income generated over a 7-day period (which period will be identified in the quotation) and then assumed to be generated over a 52-week period and shown as a percentage of the investment. In addition, the Funds may quote an "effective" yield that is calculated similarly, but the income quoted over a 7-day period is assumed to be reinvested. Net income used in yield calculations may be different than net income used for accounting purposes.




- Tax-equivalent yield for the Tax-Exempt Fund shows the amount of taxable yield needed to produce after-tax equivalent of a tax-free yield, and is calculated by increasing the yield (as calculated above) the amount necessary to reflect the payment of federal income taxes at a stated rate. The Fund's "tax-equivalent yield" will always be higher than its "yield."


PERFORMANCE COMPARISONS:



     The Funds may compare their yields to those of mutual funds with similar investment objectives or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

     Total return and yield data as reported in national financial publications such as MONEY, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, as well as in publications of a local or regional nature, be used for comparison.



     The yield of the Prime Fund may be compared to the Donoghue's Money Fund Average, the yield of the Treasury Fund may be compared to the Donoghue's Government Money Fund Average and the yield of the Tax-Exempt Fund may be compared to the Donoghue's Tax-Free Money Fund Average, each of which monitors performance of money market funds. Additionally, each Fund's performance may be compared to data prepared by Lipper Analytical Services, Inc.




-------------------------------------------------------------------------------
     Performance quotations will fluctuate, and you should not consider quotations to be representative of future performance. You should also remember that performance is generally a function of the kind and quality of investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Fees that Barnett and other Institutions may charge directly to their Customers in connection with an investment in the Funds will not be included in the Funds' calculations of yield.
-------------------------------------------------------------------------------

       Inquiries regarding the Funds may be directed to the Distributor at the address stated on page 18.

                                 __________________



     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE FUNDS INCORPORATED IN THIS PROSPECTUS BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THE DISTRIBUTOR. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             TABLE OF CONTENTS

                                                                       Page
                                                                       ----

SUMMARY OF EXPENSES AND FINANCIAL INFORMATION . . . . . . . . . . . . .   2
          Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . .   2


          Financial Highlights  . . . . . . . . . . . . . . . . . . . .   4



RISK FACTORS, INVESTMENT PRINCIPLES AND POLICIES  . . . . . . . . . . .  10



INVESTING IN EMERALD FUNDS  . . . . . . . . . . . . . . . . . . . . . .  18



          Your Money Manager  . . . . . . . . . . . . . . . . . . . . .  18



          Redemption of Shares  . . . . . . . . . . . . . . . . . . . .  20



          Dividends and Distributions . . . . . . . . . . . . . . . . .  21



          Other Service Providers . . . . . . . . . . . . . . . . . . .  22




THE EMERALD FAMILY OF FUNDS . . . . . . . . . . . . . . . . . . . . . .  23



          Shareholder Services Plan . . . . . . . . . . . . . . . . . .  24




THE BUSINESS OF THE FUNDS . . . . . . . . . . . . . . . . . . . . . . .  25



          Fund Management . . . . . . . . . . . . . . . . . . . . . . .  25



          Tax Implications  . . . . . . . . . . . . . . . . . . . . . .  27



          Measuring Performance . . . . . . . . . . . . . . . . . . . .  28

                                  EMERALD FUNDS

                           --------------------------

                 (Institutional Class Shares of the Equity Fund,
                    Small Capitalization Fund, Balanced Fund,
             Managed Bond Fund and Emerald Shares of the Prime Fund)

                 (Institutional Class Shares of the Equity Fund,
                  Equity Value Fund, International Equity Fund,
                    Small Capitalization Fund, Balanced Fund,
            Short-Term Fixed Income Fund, U.S. Government Securities
               Fund, Managed Bond Fund, and Emerald Shares of the
                            Prime and Treasury Funds)


                 (Institutional Class Shares of the Equity Fund,
                  Equity Value Fund, International Equity Fund,
                    Small Capitalization Fund, Balanced Fund,
            Short-Term Fixed Income Fund, U.S. Government Securities
              Fund, Managed Bond Fund, and Florida Tax-Exempt Fund)


                                    FORM N-1A

                              CROSS REFERENCE SHEET
                              ---------------------


                                           Prospectus Heading
                                           ------------------

1.  Cover Page  . . . . . . . . . .        Cover Page

2.  Synopsis  . . . . . . . . . . .        Summary of Expenses and
                                           Financial Information -
                                           Expenses

3.  Condensed Financial                    Summary of Expenses and
      Information . . . . . . . . .        Financial Information -
                                           Financial Highlights;
                                           The Business of the Funds -
                                           Measuring Performance

4.  General Description of                 Cover Page; Risk Factors,
      Registrant  . . . . . . . . .        Investment Principles and
                                           Policies; The Emerald Family
                                           of Funds

5.  Management of the                      Investing in Emerald Funds -
      Fund  . . . . . . . . . . . .        Your Money Manager;
                                           Investing in Emerald Funds -
                                           Other Service Providers;
                                           The Business of the Funds -
                                           Fund Management

5A. Management's Discussion of             Summary of Expenses and
      Fund Performance  . . . . . .        Financial Information -
                                           Financial Highlights

                                           Prospectus Heading
                                           ------------------

6.  Capital Stock and Other                The Emerald Family of Funds;
      Securities  . . . . . . . . .        Investing in Emerald Funds -
                                           Purchase of Shares;
                                           Investing in Emerald Funds -
                                           Redemption of Shares;
                                           Investing in Emerald Funds -
                                           Dividends and Distributions;
                                           The Business of the Funds -
                                           Tax Implications


7.  Purchase of Securities                 Investing in Emerald Funds -
      Being Offered . . . . . . . .        Explanation of Sales Price;
                                           Investing in Emerald Funds -
                                           Purchase of Shares;
                                           Investing in Emerald Funds -
                                           Exchange Privilege



8.  Redemption or                          Investing in Emerald Funds -
      Repurchase  . . . . . . . . .        Redemption of Shares;
                                           Investing in Emerald Funds -
                                           Transaction Rules


9.  Pending Legal                          Not applicable (All
      Proceedings . . . . . . . . .        Portfolios)

                         Emerald Funds for Barnett Employee
                            Savings & Thrift (Best) Plan





                               EMERALD EQUITY FUND
                          EMERALD SMALL CAPITALIZATION FUND
                              EMERALD BALANCED FUND
                            EMERALD MANAGED BOND FUND
                               EMERALD PRIME FUND


                               Institutional Shares
                                   PROSPECTUS

                                 April 1, 1996



                                 EMERALD FUNDS

        ------------------------------------------------------------------
                        For enrollment, contribution and
                         investment changes within the
                       BEST Plan call 800/727-BEST (2378).
                      For voice recorded price information
            for the Equity and Fixed Income Funds call 800/548-6546.
                           For yield information for
                      the Prime Fund call 800/367-5905.
        ------------------------------------------------------------------


                                  EMERALD FUNDS

              PROSPECTUS for EQUITY, SMALL CAPITALIZATION, BALANCED,
                           MANAGED BOND AND PRIME FUNDS

April 1, 1996

_______________________________________________________________________________
    EMERALD FUND             GOAL           FOR INVESTORS WHO WANT

EQUITY                Long-term capital     Capital
                      appreciation through  appreciation over
                      investments           the long term and
                      primarily in high     are willing to
                      quality common        accept the relative
                      stocks and,           risks associated
                      secondarily,          with equity
                      potential dividend    investments
                      income growth
_______________________________________________________________________________
SMALL                 Long-term capital     Long-term rewards
CAPITALIZATION        appreciation          that may exceed
                                            those provided by a
                                            fund investing in
                                            larger, more
                                            established
                                            companies and can
                                            accept the
                                            investment risks of
                                            smaller companies
_______________________________________________________________________________
BALANCED              Attractive            Asset allocation
                      investment return     among equity
                      through a             securities, fixed
                      combination of        income securities
                      growth of capital     and cash
                      and current income    equivalents in
                                            light of prevailing
                                            market and economic
                                            conditions
_______________________________________________________________________________
MANAGED BOND          High level of         Current income from
                      current income and,   corporate and
                      secondarily, capital  government
                      appreciation          securities and can
                                            accept fluctuations
                                            in price and yield
_______________________________________________________________________________
PRIME                 High current income,  A flexible and
                      liquidity and the     convenient way to
                      preservation of       manage cash while
                      capital through       earning money
                      investments in short- market returns
                      term money market
                      investments
_______________________________________________________________________________


     FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BARNETT BANKS TRUST COMPANY, N.A. OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD OR ANY

OTHER GOVERNMENTAL AGENCY. WHILE THE PRIME FUND WILL ATTEMPT TO MAINTAIN ITS NET ASSET VALUE AT $1.00 A SHARE, THERE CAN BE NO ASSURANCE THAT IT NOT WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN. BARNETT BANKS TRUST COMPANY, N.A. SERVES AS INVESTMENT ADVISER TO THE FUNDS, IS PAID A FEE FOR ITS SERVICES, AND IS NOT AFFILIATED WITH EMERALD ASSET MANAGEMENT, INC., THE FUNDS' DISTRIBUTOR.

     This Prospectus describes concisely the information about the Funds that you should know before investing. Please read and keep it for future reference.


     More information about the Funds is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained free upon request by calling 800/367-5905. The Statement of Additional Information is dated April 1, 1996 and is incorporated by reference into (considered a part of) in the Prospectus.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THIS SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL, OFFENSE.


OHIO INVESTOR NOTICE: Each Fund may invest more than 15% of its total assets in securities issued under Rule 144A which are restricted as to disposition and securities of unseasoned issuers which, together with their predecessors, have a record of less than three years continuous operations.

_______________________________________________________________________________

                  SUMMARY OF EXPENSES AND FINANCIAL INFORMATION

EXPENSES

     SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of a Fund. ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, and general Fund administration, accounting and other services.

     Below is information regarding the Funds' shareholder transaction expenses and operating expenses for Institutional Shares of the Equity, Small Capitalization, Balanced and Managed Bond Funds and Emerald Shares of the Prime Fund (sometimes called "Institutional Shares" for simplicity). Examples based on this information are also provided.


                                                          SMALL
                                               EQUITY  CAPITALIZATION  BALANCED
                                               FUND       FUND         FUND
                                               ----       ----         ----
SHAREHOLDER TRANSACTION EXPENSES:
  Front End Sales Charge Imposed on Purchases
    (as a percentage of offering price)         None      None        None
  Sales Charge Imposed on
    Reinvested Dividends ....................   None      None        None
  Deferred Sales Charge .....................   None      None        None
  Exchange Fee ..............................   None      None        None

  ANNUAL FUND OPERATING EXPENSES AFTER
    FEE WAIVERS AND EXPENSE REIMBURSEMENTS
    (as a percentage of average net assets):
  Advisory Fees .............................   0.60%    1.00%     0.00%
  12b-1 Fees ................................   0.00%    0.00%     0.00%
  Shareholder Servicing Fees ................   0.00%    0.00%     0.00%
  All Other Expenses ........................   0.19%    0.25%     0.18%
  Total Fund Operating Expenses After Fee
    Waivers and Expense Reimbursements* .....   0.79%    1.25%     0.18%
                                                ____     ____      ____




                                                        MANAGED     PRIME
                                                        BOND FUND   FUND
                                                        --------    -----
SHAREHOLDER TRANSACTION EXPENSES:
  Front End Sales Charge Imposed on Purchases
    (as a percentage of offering price) .........       None       None
  Sales Charge Imposed on Reinvested Dividends ..       None       None
  Deferred Sales Charge .........................       None       None
  Exchange Fee ..................................       None       None

  ANNUAL FUND OPERATING EXPENSES AFTER FEE
    WAIVERS AND EXPENSE REIMBURSEMENTS
    (as a percentage of average net assets):
  Advisory Fees .................................       0.00%     0.23%
  12b-1 Fees ....................................       0.00%     0.00%
  Shareholder Servicing Fees Payments ...........       0.00%     0.00%
  All Other Expenses ............................       0.15%     0.14%

  Total Fund Operating Expenses After Fee Waivers
    and Expense Reimbursements* .................       0.15%     0.37%
                                                        ____      ____

--------------------


* This expense information is provided to help you understand the expenses you would bear either directly (as with the transaction expenses) or indirectly (as with the annual operating expenses) as a shareholder of one of the Funds. The operating expenses for the Funds have been restated using current fee rates that would have been applicable had they been in effect during the previous fiscal year.

   Without waivers by the adviser, investment management fees as a percentage of net assets would be .60%, .40%, and .25% of the average daily net assets of the Balanced, Managed Bond and Prime Funds, respectively. The adviser and administrator also expect to reimburse a portion of the operating expenses of Institutional Shares of the Small Capitalization, Balanced and Managed Bond Funds during the next twelve months. Absent waivers and expense reimbursements the total operating expenses for Institutional Shares of these Funds would be .78%, .55% and .39%, respectively. These waivers and reimbursements are voluntary and may be terminated at any time with respect to any Fund without the consent of the Fund. You should note that any fees that are charged by the Funds' adviser, its affiliates or any other institutions directly to their customer accounts for services related to an investment in the Funds are in addition to and not reflected in the fees and expenses described above.


EXAMPLE: Let's say, hypothetically, that the annual return on the Institutional Shares of each Fund is 5%, and that their operating expenses are as described above. For every $1,000 you invested in a particular Fund, after the periods shown below, you would have paid this much in expenses during such periods:



                                         1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                         AFTER     AFTER     AFTER     AFTER
                                         PURCHASE  PURCHASE  PURCHASE  PURCHASE
                                         --------  --------  --------  --------
Equity Fund ........................     $ 8       $25       $44       $ 98
Small Capitalization Fund ..........     $13       $40       $58       $151
Balanced Fund ......................     $ 2       $ 6       $10       $ 23
Managed Bond Fund ..................     $ 1       $ 5       $ 6       $ 19
Prime Fund .........................     $ 4       $12       $21       $ 47

--------------------
THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURNS OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURNS AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.


FINANCIAL HIGHLIGHTS

     THE FINANCIAL HIGHLIGHTS BELOW HAVE BEEN AUDITED BY PRICE WATERHOUSE LLP, THE FUNDS' INDEPENDENT ACCOUNTANTS, WHOSE UNQUALIFIED REPORTS ON THE FINANCIAL STATEMENTS CONTAINING SUCH INFORMATION FOR THE FIVE YEARS IN THE PERIOD ENDED NOVEMBER 30, 1995 ARE INCORPORATED BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION (WHICH CAN BE OBTAINED FREE OF CHARGE BY CALLING 800/367-5905). THE FINANCIAL HIGHLIGHTS SHOULD BE READ ALONG WITH THE FINANCIAL STATEMENTS AND RELATED NOTES. FURTHER INFORMATION ABOUT EACH FUND'S PERFORMANCE IS CONTAINED IN THAT FUND'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1995, WHICH MAY BE OBTAINED WITHOUT CHARGE FROM THE DISTRIBUTOR.


     DURING THE FISCAL YEARS 1993 AND 1992 AND THE PERIOD ENDED NOVEMBER 30, 1991, THE EQUITY FUND DID NOT OFFER INSTITUTIONAL SHARES. RATHER, THE EQUITY FUND OFFERED A SEPARATE SHARE CLASS, PREVIOUSLY CALLED CLASS A SHARES, NOW CALLED RETAIL SHARES, TO BOTH INSTITUTIONAL AND RETAIL INVESTORS. THE FOLLOWING INFORMATION REGARDING RETAIL SHARES IS PROVIDED TO GIVE YOU A
LONGER TERM PERSPECTIVE OF THE FUNDS' FINANCIAL HISTORY. FOR A DESCRIPTION OF THE CHARACTERISTICS AND EXPENSES OF RETAIL SHARES, SEE "THE EMERALD FAMILY
OF FUNDS."

                             EMERALD EQUITY FUND

     Financial highlights for an Institutional Share and a Retail Share of the Equity Fund outstanding throughout each of the periods indicated:



                                                     INSTITUTIONAL
                                                        SHARES*                       RETAIL SHARES
                                               --------------------------  ---------------------------------------
                                               YEAR ENDED    PERIOD ENDED              YEAR ENDED                   PERIOD ENDED
                                               NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                                   1995        1994(5)        1994          1993          1992          1991(1)
                                               ------------  ------------  ------------  ------------  -----------  ------------
Net asset value, beginning of
  period ................................      $ 10.89       $ 11.94       $ 11.82       $  11.97      $  10.24     $  10.00
                                               -------       -------       -------       --------      --------     --------
Income from investment
  operations:
  Net investment income .................         0.08          0.11          0.08           0.15          0.16         0.12
  Net realized and unrealized
    gain (loss) on securities ...........         3.74         (0.90)        (0.39)         (0.08)         1.73         0.24
                                               -------       -------       -------       --------      --------     --------

  Total income (loss) from
    investment operations ...............         3.82         (0.79)        (0.31)          0.07          1.89         0.36
                                               -------       -------       -------       --------      --------     --------
Less dividends and distributions:
  Dividends from net investment
    income ..............................        (0.08)        (0.11)        (0.08)         (0.15)        (0.16)       (0.12)

  Distributions from net realized
    gains on securities .................        (0.00)        (0.15)        (0.57)         (0.07)           --           --
                                               -------       -------       -------       --------      --------     --------
  Total dividends and
    distributions .......................        (0.08)        (0.26)        (0.65)         (0.22)        (0.16)       (0.12)
                                               -------       -------       -------       --------      --------     --------
Net change in net asset value ...........         3.74         (1.05)        (0.96)         (0.15)         1.73         0.24
                                               -------       -------       -------       --------      --------     --------
Net asset value, end of period ..........      $ 14.63       $ 10.89       $ 10.86        $ 11.82       $ 11.97      $ 10.24
                                               -------       -------       -------       --------      --------     --------
                                               -------       -------       -------       --------      --------     --------
Total return ............................        35.21%        (6.62%)(2)    (2.91%)         0.58%        18.49%        3.54%(2)
Ratios/supplemental data:
  Net assets, end of period
  (000s) ................................      $173,824      $164,015      $ 19,705       $138,642      $152,939     $ 98,953
  Ratio of expenses to average
    net assets ..........................         0.84%         0.79%(3)      1.07%(4)       0.86%(4)      0.76%(4)       --
  Ratio of net investment income
    to average net assets ...............         0.67%         1.46%(3)      0.36%(4)       1.22%(4)      1.41%(4)     2.64%(3)(4)
  Portfolio turnover ....................          104%          113%          113%           102%           40%          13%

--------------------
* Institutional Shares were not sold prior to March 1, 1994.
(1)  For the period June 28, 1991 (commencement of operations) through
     November 30, 1991.
(2)  Not Annualized.
(3)  Annualized.
(4) Net of fee waivers and expense reimbursements by the Adviser, Administrator and Distributor. If the fee waivers and expense reimbursements had not been in place, the annualized ratios of expenses to average net assets for the fiscal years or period ended November 30, 1994, 1993, 1992 and 1991 would have been 1.29%, 1.21%, 1.18%, and 1.22%, respectively, and the annualized ratios of net investment income to average net assets would have been 0.13%, 0.87%, 0.99% and 1.42%, respectively.
(5)  For the period March 1, 1994 (initial offering date) through
     November 30, 1994.
NOTE: The total return figures presented do not include the effect of the maximum 4.50% sales charge on Class A Shares.

                        EMERALD SMALL CAPITALIZATION FUND

     Financial highlights for an Institutional Share of the Small Capitalization Fund outstanding throughout each of the periods indicated:



                                           YEAR ENDED          PERIOD ENDED
                                           NOVEMBER 30, 1995   NOVEMBER 30, 1994(*)
                                           -----------------   --------------------
Net asset value, beginning of period ...       $  9.66                $ 10.00
Income from investment operations:
   Net investment loss .................         (0.03)                 (0.04)
   Net realized and unrealized gains
   (losses) on securities ..............          3.15                  (0.30)
                                               -------                -------
Net change in net asset value ..........          3.12                  (0.34)
                                               -------                -------
Net asset value, end of period .........       $ 12.78                $  9.66
                                               -------                -------
                                               -------                -------
Total return ...........................         32.30%                 (3.40%)(++)
Ratios/supplemental data:
   Net assets, end of period (000s) ....       $88,561                $53,509
   Ratio of expenses to average
   net assets ..........................          1.39%                  1.29% (+)
   Ratio of net investment loss to average
    net assets .........................         (0.65%)                (0.54%)(+)
   Ratio of expenses to average net
   assets(**) ..........................          1.42%                  1.48% (+)
   Ratio of net investment loss to average
    net assets(**) .....................         (0.68%)                (0.73%)(+)
   Portfolio turnover ..................           229%                   118%

--------------------

 (*) For the period January 4, 1994 (commencement of operations) through November 30, 1994.
(**) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (+)  Annualized
(++)  Not Annualized.

                              EMERALD BALANCED FUND

     Financial highlights for an Institutional Share of the Balanced Fund outstanding throughout each of the periods indicated:



                                             YEAR ENDED           PERIOD ENDED
                                             NOVEMBER 30, 1995    NOVEMBER 30, 1994(*)
                                             -----------------    --------------------
Net asset value, beginning of period ......       $  9.63              $ 10.00

Income from investment operations:
   Net investment income ..................          0.33                 0.27
   Net realized and unrealized gains
   (losses) on securities .................          2.28                (0.37)
                                                  -------              -------
   Total income from investment
   operations .............................          2.61                (0.10)
                                                  -------              -------
Less dividends and distributions:
   Dividends from net investment income ...         (0.33)               (0.25)
   Distributions in excess of net
   investment income ......................         (0.00)               (0.02)
                                                  -------              -------
   Total dividends and distributions ......         (0.33)               (0.27)
                                                  -------              -------
Net change in net asset value .............          2.28                (0.37)

Net asset value, end of period ............       $ 11.91               $ 9.63
                                                  -------              -------
                                                  -------              -------
Total return ..............................         27.99%               (1.02%)(++)

Ratios/supplemental data:
   Net assets, end of period (000s) .......       $73,830              $51,170
   Ratio of expenses to average net
   assets .................................          0.32%                0.28% (+)
   Ratio of net investment income
   to average net assets ..................          3.54%                4.11% (+)
   Ratios of expenses to average
   net assets(**) .........................          1.10%                1.25% (+)
   Ratios of net investment income to
   average net assets(**) .................          2.76%                3.14% (+)
   Portfolio turnover .....................            87%                  33%

--------------------

 (*) For the period April 11, 1994 (commencement of operations) through November 30, 1994.
(**) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (+)  Annualized.
(++)  Not Annualized.

                          EMERALD MANAGED BOND FUND


     Financial highlights for an Institutional Share of the Managed Bond Fund outstanding throughout each of the periods indicated:



                                                YEAR ENDED          PERIOD ENDED
                                                NOVEMBER 30, 1995   NOVEMBER 30, 1994(*)
                                                -----------------   --------------------

Net asset value, beginning of period .......        $  9.55             $ 10.00

Income from investment operations:
   Net investment income ...................           0.70                0.45
   Net realized and unrealized gains
   (losses) on securities ..................           1.00               (0.45)
                                                   --------            --------
   Total gains (losses) from investment
   operations ..............................                              (0.00)

Less dividends and distributions:
   Dividends from net investment income ....          (0.70)              (0.43)
   Distributions in excess of net
   investment income .......................          (0.00)              (0.02)
                                                   --------            --------
Total dividends and distributions ..........          (0.70)              (0.45)
                                                   --------            --------
Net change in net asset value ..............           1.00               (0.45)
                                                   --------            --------
Net asset value, end of period .............        $ 10.55              $ 9.55
                                                   --------            --------
                                                   --------            --------
Total return ...............................          18.36%              (0.01%)(++)
Ratios/supplemental data:
   Net assets, end of period (000s) ........        $68,923             $66,588
   Ratio of expenses to average net assets .           0.31%               0.27%(+)
   Ratio of net investment income to
   average net assets ......................           6.95%               6.83%(+)
   Ratio of expenses to average net
   assets (**) .............................           0.83%               0.86%(+)
   Ratio of net investment income to
   average net assets (**) .................           6.43%               6.25%(+)
   Portfolio turnover ......................             92%                 83%

--------------------

 (1) For the period April 11, 1994 (commencement of operations) through November 30, 1994.
(**) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (+)  Annualized.
(++)  Not Annualized.

                              EMERALD PRIME FUND

     Financial highlights for an Emerald Share of the Prime Fund outstanding throughout each of the periods indicated:


                                                                   Year Ended
                                  ----------------------------------------------------------------------------------   Period Ended
                                   November 30,  November 30,  November 30,  November 30,  November 30,  November 30,  November 30,
                                      1995          1994          1993          1992(4)       1991          1990          1989(1)
                                  ------------  ------------  ------------  ------------  ------------  ------------  ------------

Net asset value, beginning of
period .......................       $1.0000        $0.9999       $1.0001       $1.0000       $0.9999       $0.9999       $1.0000
                                     -------        -------       -------        ------        ------        ------       -------
Income from investment of
operations:
 Net Investment income .......        0.0566         0.0390        0.0316        0.0407        0.0637        0.0805        0.0890
 Net realized gains (losses)
 on securities ...............        0.0002        (0.0028)      (0.0001)       0.0001        0.0001        0.0000       (0.0001)
                                     -------        -------       -------        ------        ------        ------       -------
 Total gains from investment
   operations ................        0.0568         0.0362        0.0315        0.0408        0.0638        0.0805        0.0889
                                     -------        -------       -------        ------        ------        ------       -------
Less dividends and distributions:
 Dividends from net investment
   income ....................       (0.0566)       (0.0390)       (0.316)      (0.0407)      (0.0637)      (0.0805)      (0.0890)
 Distributions from net realized
   gains on securities ........       0.0000         0.0000       (0.0001)       0.0000        0.0000        0.0000        0.0000
                                     -------        -------       -------        ------        ------        ------       -------
 Total dividends and
 distributions .................     (0.0566)        (0.039)      (0.0316)      (0.0407)      (0.0637)      (0.0805)      (0.0890)
                                     -------        -------       -------        ------        ------        ------       -------

Voluntary capital contribution .      0.0000         0.0029        0.0000        0.0000        0.0000        0.0000        0.0000
                                     -------        -------       -------        ------        ------        ------       -------
Net change in net asset value ..      0.0002         0.0001       (0.0002)       0.0001        0.0001        0.0000       (0.0001)
                                     -------        -------       -------        ------        ------        ------       -------
Net asset value, end of period .     $1.0002        $1.0000       $0.9999       $1.0001       $1.0000       $0.9999       $0.9999
                                     -------        -------       -------        ------        ------        ------       -------
                                     -------        -------       -------        ------        ------        ------       -------
Total return ..................        5.81%          3.97%         3.21%         4.14%         6.56%         8.36%       9.27%(4)

Ratios/supplemental data:
 Net assets, end of
 period (000s) ................      $462,726     $413,541       $510,683    $1,947,016     $512,919      $278,419        $192,628
Ratio of expenses to average
 net assets ...................        0.37%        0.37%          0.35%         0.37%        0.40%         0.39%         0.36%(3)
Ratio of net investment income
 to average net assets ........        5.66%        3.92%          3.21%         3.84%        6.27%         8.03%         9.00%(3)
Ratio of expenses to average net
 assets(2) ....................        0.31%         (a)            (a)           (a)         0.42%         0.45%         0.44%(3)
Ratio of net investment income
 to average net assets(2) .....        5.64%         (a)            (a)           (a)         6.25%         7.97%         8.92%(3)


--------------------

(1) For the period December 7, 1988 (commencement of operations) through November 30, 1989.
(2) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(3)  Annualized.
(4)  Not Annualized.
(a)  There were no waivers or reimbursements during the period.

        RISK FACTORS, INVESTMENT PRINCIPLES AND POLICIES

     The Adviser uses a range of different investments and investment techniques in seeking to achieve a Fund's investment objectives. All Funds do not use all of the investments and investment techniques described below, which involve various risks and which are also described in the following sections. You should consider which funds best meet your investment goals. Although the Funds will endeavor to attain their investment objectives, there can be no assurance they will be successful.

EQUITY FUND

     The investment objective of the Equity Fund is to seek long-term capital appreciation by investing primarily in common stocks. The Fund seeks as a secondary objective potential income growth through its investments. The Fund invests primarily in high quality common stocks selected on the basis of fundamental investment value and growth prospects that the Adviser believes exceed those of the general economy. The Fund may also invest up to 15% of its assets in the types of equity securities permissible for the Small Capitalization Fund. These include securities of smaller companies with a market capitalization between $50 million and $2 billion at the time of purchase. Through these investments, the Fund seeks to provide investors with potentially greater long-term rewards than those provided by investments in larger, more established companies. While the smaller capitalization companies may provide opportunities for greater investment gains they are typically subject to a greater degree of change in earnings and business prospects. Additionally, they are traded in lower volume than securities issued by larger companies and may be more volatile than larger capitalization stocks. In making investment decisions, the Adviser assesses factors such as trading liquidity, financial condition, earnings stability, reasonable market valuation and profitability as measured by return on equity.

     The Equity Fund will normally invest at least 65% of its total assets in equity securities, with the remainder of its assets in cash or cash equivalents (however, the Fund may invest in cash equivalents without limit for temporary defensive purposes). "Equity securities" are either common stock or preferred stock and debt instruments convertible into common stock. Convertible securities acquired by the Fund may be considered speculative.
The Fund intends, however, to invest only in convertible securities of issuers with proven earnings and/or credit, and not more than 15% of the Fund's total assets will be invested in convertible securities rated below investment grade by a Nationally Recognized Statistical Rating Organization ("NRSRO") at the time of purchase. (A description of applicable ratings is attached to the Statement of Additional Information as Appendix A.) "Cash equivalents" include commercial paper, certificates of deposit, repurchase agreements, variable or floating rate notes, bankers' acceptances, U.S. Government obligations and money market mutual fund shares. Additionally, the Fund may invest, through American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"), up to 25% of the value of its total assets in securities of foreign issuers, and may acquire warrants and similar rights giving the Fund the right (but not the obligation) to buy shares of a company at a given price during a certain period. For a further description of the Fund's policies with respect to convertible securities, foreign securities and other instruments, see "Portfolio Instruments, Practices and Related Risks" below.

SMALL CAPITALIZATION FUND

     The investment objective of the Small Capitalization Fund is to provide long-term capital appreciation. The Fund pursues its objective by investing primarily in equity securities such as common stocks and instruments convertible or exchangeable into common stocks.

     Securities held by the Fund will generally be issued by smaller companies. Smaller companies will be considered those companies with market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the Standard & Poor's 500 Index. The market capitalization of the issuers of securities purchased by the Fund will normally be between $50 million and $2 billion at the time of purchase. In managing the Fund, the Adviser seeks smaller companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, adequate capitalization and fundamental value.

     The Fund has been designed to provide investors with potentially greater long-term rewards than those provided by an investment in a fund that seeks capital appreciation from equity securities of larger, more established companies. Since small capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies, they may provide opportunities for greater investment gains as a result of inefficiencies in the marketplace.

     Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller capitalized companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of larger capitalization stocks. By maintaining a broadly diversified portfolio, the Adviser will attempt to reduce this volatility.

     Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities. In addition to investing in equity securities, the Fund is authorized to invest in cash equivalents to provide cash reserves. The Fund also retains the ability to invest up to 25% of the value of its total assets in foreign securities by utilizing ADRs and EDRs, and may acquire convertible securities, warrants and similar rights. For a further description of the Fund's policies with respect to convertible securities, foreign securities and other instruments, see "Portfolio Instruments, Practices and Related Risks" below.

BALANCED FUND

     The investment objective of the Balanced Fund is to provide an attractive investment return through a combination of growth of capital and current income. The Fund seeks to achieve its objective by allocating assets among three major asset groups: equity securities, fixed income securities and cash equivalents. In pursuing its investment objective, the Adviser will allocate the Fund's assets based upon its evaluation of the relative attractiveness of the major asset groups.


     The Fund's policy is to invest at least 25% of the value of its total assets in fixed income securities (including cash equivalents) and no more than 75% in equity securities at all times. The actual percentage of assets invested in fixed income and equity securities will vary from time to time, depending on the Adviser's judgment as to general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments. The Fund will not purchase a security if as a result less than 25% of its total assets will be invested in fixed income securities (including cash equivalents, long-term debt securities, and convertible debt securities and preferred stocks to the extent their value is attributable to their fixed income characteristics).


     The Fund's assets may be invested in U.S. Government and agency obligations, corporate bonds, mortgage securities, senior debt securities, preferred stocks and common stocks in such proportions and of such type as are deemed by the Adviser to be best adopted to the current economic and market outlook. The Adviser has incorporated several considerations into its asset allocation decision-making process, including its outlook for future returns on each asset class, inflation, interest rates and long-term corporate earnings growth. Investment returns are normally strongly influenced by these variables and their expected change over time. Therefore, the Adviser will attempt to take advantage of changing economic conditions by increasing or decreasing the ratio of stocks to fixed income obligations or cash equivalents in the Fund. For example, if the Adviser expects more rapid economic growth leading to better corporate earnings in the future, it would normally increase the Fund's equity holdings while reducing its fixed income and cash equivalent holdings.

     The Fund reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 19 months or less) at such times and in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. These short-term obligations include, but are not limited to, commercial paper, bankers' acceptances, certificates of deposit, demand and time deposits of domestic and foreign banks and savings and loan associations, repurchase agreements and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Other types of fixed income securities the Fund may purchase include collateralized mortgage obligations guaranteed by a U.S. Government agency or instrumentality, and U.S. Government-backed trusts that hold obligations of foreign governments and are backed by the full faith and credit of the United States.

     Equity securities purchased by the Balanced Fund will be limited to the types that are permissible investments for the Equity and Small Capitalization Funds. Non-convertible debt obligations will be limited to the types that are permissible investments for the Managed Bond Fund. Convertible securities, foreign securities and other instruments will be acquired in accordance with the limitations described under "Portfolio Investments, Practices and Related Risks."

     The Fund may also invest, through ADRs and EDRS, up to 25% of the value of its total assets in securities of foreign issuers, and may invest in warrants and similar rights.

MANAGED BOND FUND

     The investment objective of the Managed Bond Fund is to seek a high level of current income and, secondarily, capital appreciation. While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions the average weighted maturity of the Managed Bond Fund will be ten years or more.

     The Fund invests substantially all of its assets in debt obligations such as bonds, debentures and cash equivalents, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, debt obligations of domestic and foreign corporations, debt obligations of foreign, state and local governments and their political subdivisions, and asset-backed securities, including various collateralized mortgage obligations and other mortgage-related securities. The Fund will purchase only those securities which are considered to be investment grade or better by at least one NRSRO or, if unrated, of comparable quality. In addition, during normal market conditions at least 65% of the Fund's total assets will be invested in debt obligations rated "A" or better by at least one NRSRO (or unrated obligations determined to be of comparable quality). Obligations rated in the lowest of the top four rating categories ("BBB" or "Baa") have certain speculative characteristics and are subject to more credit and market risk than securities with higher ratings.

     Most obligations acquired by the Fund will be issued by companies or governmental entities located within the U.S. Up to 35% of the total assets of the Fund may, however, be invested in U.S. dollar-denominated debt obligations of foreign issuers.

     In acquiring particular portfolio securities, the Adviser will consider, among other things, historical yield relationships between corporate and government securities, intermarket yield relationships among various industry sectors, current economic cycles and the attractiveness and creditworthiness of particular issuers. Depending upon the Adviser's analysis of these and other factors, the Fund's holdings in issuers in particular industry sectors may be overweighted or underweighted when compared to the relative industry weightings in recognized indices.

     Normally at least 65% of the Fund's total assets will be invested in bonds, debentures, mortgage and other asset-related securities, zero coupon bonds and convertible debentures. The Managed Bond Fund may, however, invest without limitation in short-term investments to meet anticipated redemption requests, or as a temporary defensive measure if the Adviser determines that market conditions warrant.

     The Fund may also invest in obligations convertible into common stocks, as well as common stocks, warrants or other rights to buy shares if they are attached to a fixed income obligation. Common stock received through the conversion of convertible debt obligations will normally be sold. For a further description of the Funds' policies with respect to convertible securities, foreign securities and other investments see "Portfolio Instruments, Practices and Related Risks."

PRIME FUND


     The investment objective of the Prime Fund is to seek to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value. The Prime Fund pursues its objective by investing in a broad range of government, bank and corporate obligations that can be found in the money markets. The Prime Fund invests only in U.S. dollar-denominated securities that mature in thirteen months or less (with certain exceptions). The dollar-weighted average portfolio maturity of the Prime Fund may not exceed ninety days. In accordance with the current rules of the Securities and Exchange Commission, the Fund intends to limit its purchases in the securities of any one issuer (other than securities of the U.S. Government or its agencies or instrumentalities) to no more than 5% of its total assets at the time of purchase, with the exception that up to 25% of its total assets may be invested in the securities of any single issuer for up to three business days.

     Instruments acquired by the Prime Fund will be U.S. Government securities or other "First Tier Securities." The term "First Tier Securities" has a technical definition given by the Securities and Exchange Commission, but such term generally refers to securities that the Adviser has determined, under guidelines established by the Board of Trustees, to present minimal credit risks, and have the highest short-term debt ratings at the time of purchase by one (if rated by only one) or more NRSROs. Unrated instruments (including instruments with long-term but no short-term ratings) will be of comparable quality as determined by the Adviser under guidelines approved by the Board of Trustees and the Adviser. A description of the applicable ratings is attached to the Statement of Additional Information as Appendix A.

PORTFOLIO INSTRUMENTS, PRACTICES AND RELATED RISKS

     U.S. GOVERNMENT OBLIGATIONS. EACH FUND may invest in securities issued or guaranteed by the U.S. Government, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities. Obligations of some of these agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the U.S. Treasury; others, like the Export-Import Bank, are supported by the issuer's right to borrow from the Treasury; others, including the Federal National Mortgage Association, are backed by the discretionary ability of the U.S. Government to purchase the entity's obligations; and still others like the Student Loan Marketing Association are backed solely by the issuer's credit. U.S. Government obligations also include U.S. Government-backed trusts that hold obligations of foreign governments and are guaranteed or backed by the full faith and credit of the United States. There is no assurance that the U.S. Government would support a U.S. Government-sponsored entity were it not required to do so by law.

     ASSET-BACKED SECURITIES. The BALANCED, MANAGED BOND and PRIME FUNDS may invest in asset-backed securities (I.E., securities backed by installment sale contracts, credit card receivables or other assets). In addition, each of these Funds may invest in U.S. Government securities that are backed by adjustable or fixed rate mortgage loans. The average life of an asset-backed instrument varies with the maturities of the underlying instruments. In the case of mortgages, these maturities may be a maximum of forty years. The average life of an asset-backed instrument is likely to be substantially less than the original maturity of the asset pools underlying the security as the result of scheduled principal payments and prepayments. This may be particularly true for mortgage-backed securities. The rate of such prepayments, and hence the life of the security, will be primarily a function of current market rates and current conditions in the relevant market. In calculating, the average weighted maturity of a Fund's portfolio (except the Prime Fund), the maturity of asset-backed instruments will be based on estimates of average life. The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent a Fund purchases asset-backed securities at a premium, prepayments (which often may be made at any time without penalty) may result in some loss of a Fund's principal investment to the extent of any premiums paid.

     Presently there are several types of mortgage-backed securities issued or guaranteed by U.S. Government agencies, including Guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently, elect to be taxed as a pass-through entity known as a real estate mortgage investment conduits, or REMICs. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Although the relative payment rights of these classes can be structured in a number of different ways, most often payments of principal are applied to the CMO classes in the order of their respective stated maturities. CMOs can expose a Fund to more volatility and interest rate risk than other types of asset-backed obligations.

     MUNICIPAL OBLIGATIONS. The BALANCED, MANAGED BOND, and PRIME FUNDS may also invest in municipal obligations. These securities may be advantageous for these Funds when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other securities the particular Fund can purchase. Dividends paid by these Funds that come from interest on municipal obligations will be taxable to shareholders.

     The two main types of municipal obligations are "general obligation" securities (which are secured by the issuer's full faith credit and taxing power) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or other specific revenue source). A third type of municipal obligation, normally issued by specific purpose public authorities, is known as a "moral obligation" security because if the issuer cannot meet its obligations it then draws on a reserve fund, the restoration of which is not a legal requirement. Private activity bonds (such as bonds issued by industrial development authorities) are usually revenue securities issued by or for public authorities to finance a privately operated facility.

     Within the principal classifications described above there are a variety of categories including municipal leases and certificates of participation. Municipal lease obligations are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Adviser, under the supervision of the Board of Trustees, will determine the credit quality of any unrated municipal leases on an on-going basis, including an assessment of the likelihood that the lease will not be cancelled.

     In many cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal obligation is tax-exempt and, accordingly, purchases of such securities are based on the opinion of counsel to the sponsors or issuers of the instruments. Emerald Funds and the Adviser rely on these opinions and do not intend to review the basis for them.

     Municipal obligations purchased by each Fund may be backed by letters of credit or guarantees issued by domestic or foreign banks and other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or a guarantee with respect to a municipal obligation held by a Fund could have an adverse effect on a Fund's portfolio and the value of its shares. As described below under "Foreign Securities," foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations.

     CORPORATE OBLIGATIONS. The BALANCED, MANAGED BOND, and PRIME FUNDS and, to a limited extent, the EQUITY and SMALL CAPITALIZATION FUNDS, may purchase corporate bonds and cash equivalents that meet a Fund's quality and maturity limitations. These investments may include obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, Eurobonds, which are U.S. dollar-denominated obligations of foreign issuers, Yankee bonds, which are U.S. dollar-denominated bonds issued by foreign issuers in the U.S., and equipment trust certificates.

     Cash equivalents, such as commercial paper and other similar obligations purchased by a Fund that have an original maturity of thirteen months or less, will either have short-term ratings at the time of purchase in the top category by one or more NRSROs or be issued by issuers with such ratings. Unrated instruments of these types purchased by a Fund will be determined to be of comparable quality.

     BANK OBLIGATIONS. The BALANCED, MANAGED BOND and PRIME FUNDS, and, to a limited extent, the EQUITY, and SMALL CAPITALIZATION FUNDS may, purchase CDs, bankers' acceptances, notes and time deposits issued or supported by U.S. or foreign banks and savings institutions that have total assets of more than $1 billion. These Funds may also invest in CDs and time deposits of domestic branches of U.S. banks that have total assets of less than $1 billion if the CDs and time deposits are insured by the FDIC. Investments in foreign banks and foreign branches of U.S. banks will not make up more than 25% of a Fund's total assets when the investment is made. (To the extent permitted by the SEC, bank obligations of U.S. branches of foreign banks will be considered to be investments in U.S. banks for purposes of this calculation.) These Funds may also make interest-bearing savings deposits in amounts not exceeding 5% of their total assets.

     REPURCHASE AGREEMENTS. EACH FUND may buy portfolio securities subject to the seller's agreement to repurchase them at an agreed upon time and price. These transactions are known as repurchase agreements. A Fund will enter into repurchase agreements only with financial institutions deemed to be creditworthy by the Adviser, pursuant to guidelines established by the Board of Trustees. During the term of any repurchase agreement, the Adviser will monitor the creditworthiness of the seller, and the seller must maintain the value of the securities subject to the agreement in an amount that is greater than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays connected with the disposition of the underlying obligations.
Because of the seller's repurchase obligations, the securities subject to repurchase agreements do not have maturity limitations.

     VARIABLE AND FLOATING RATE INSTRUMENTS. EACH FUND may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes, which are instruments under which the indebtedness, as well as the interest rate, varies. For the Prime Fund only, if rated, variable and floating rate instruments must be rated in the highest short-term rating category by an NRSRO. If unrated, such instruments will need to be determined to be of comparable quality. Unless guaranteed by the U.S. Government or one of its agencies or instrumentalities, variable or floating rate instruments purchased by the Prime Fund must permit the Fund to demand payment of the instrument's principal at least once every thirteen months. Because of the absence of a market in which to resell a variable or floating rate instrument, a Fund might have trouble selling an instrument should the issuer default or during periods when a Fund is not permitted by agreement to demand payment of the instrument, and for this or other reasons a loss could occur with respect to the instrument.

     STRIPPED SECURITIES. EACH FUND may invest in instruments known as "stripped" securities. These instruments include U.S. Treasury bonds and notes and federal agency obligations on which the unmatured interest coupons have been separated from the underlying obligation. These obligations are usually issued at a discount to their "face value," and because of the manner in which principal and interest are returned may exhibit greater price volatility than more conventional debt securities. Each Fund may invest in stripped securities that have been issued by a federal instrumentality known as the Resolution Funding Corporation and other stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Each Fund may also invest in instruments that have been stripped by their holder, typically a custodian bank or investment brokerage firm, and then resold in a custodian receipt program under names you may be familiar with such as TIGRs and CATS.

     In addition, each Fund may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. SMBS, in particular, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. If the underlying obligations experience greater than anticipated prepayments, a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by Emerald Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's per share net asset value.

     Although certain stripped securities do not pay interest to their holders before they mature, federal income tax rules require a Fund each year to recognize a part of the discount attributable to a security as interest income. This income must be distributed along with the other income a Fund earns. To the extent shareholders request that they receive their dividends in cash rather than reinvesting them, the money necessary to pay those dividends must come from the assets of a Fund or from other sources such as proceeds from sales of Fund shares and/or sales of portfolio securities. The cash so used would not be available to purchase additional income-producing securities, and a Fund's current income could ultimately be reduced as a result.

     BANK INVESTMENT CONTRACTS AND GUARANTEED INVESTMENT CONTRACTS. The BALANCED, MANAGED BOND and PRIME FUNDS may invest in bank investment contracts ("BICs") issued by banks that meet the asset size requirements described above under "Bank Obligations" and may also invest in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies that have assets of $1 billion or more and meet the quality and credit standards established by the Adviser pursuant to guidelines approved by the Board of Trustees. Pursuant to a BIC or GIC, a Fund would make cash contributions to a deposit account at a bank or insurance company. These contracts are general obligations of the issuing bank or insurance company and are paid from the general assets of the issuing entity. In return for its cash contribution, a Fund would receive interest from the issuing entity at either a negotiated fixed or floating rate. Because BICs and GICs are generally not assignable or transferable without the permission of the bank or insurance company involved, and an active secondary market does not currently exist for these instruments, they are considered illiquid securities and are subject to a Fund's policy and limitation on such investments as described below under "Managing Liquidity."

     PARTICIPATIONS AND TRUST RECEIPTS. The BALANCED, MANAGED BOND and PRIME FUNDS may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives a Fund an undivided interest in the security in the proportion that a Fund's participation interest or receipt bears to the total principal amount of the security. Each Fund intends only to purchase participations and trust receipts from an entity or syndicate, and do not intend to serve as a co-lender in any such activity. As to certain instruments for which a Fund will be able to demand payment, a Fund intends to exercise its right to do so only upon a default under the terms of the security, as needed to provide liquidity, or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest or trust receipt may be deemed to be an extension of credit by a Fund to the issuing financial institution rather than to the obligor of the underlying security and may not be directly entitled to the protection of any collateral security provided by the obligor. In such event, the ability of a Fund to obtain repayment could depend on the issuing financial institution.

     WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. EACH FUND may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. When-issued purchases and forward purchase commitments are not expected to exceed 25% of the value of a Fund's total assets under normal circumstances. These transactions will not be entered into for speculative purposes but only in furtherance of a Fund's investment objectives.

     INTEREST RATE SWAPS, FLOORS AND CAPS. The MANAGED BOND and BALANCED FUNDS may enter into interest rate swaps and purchase interest rate floors or caps in order to protect their net asset value from interest rate fluctuations and to hedge against fluctuations in the floating rate market in which a Fund's investments are traded. A Fund would expect to enter into these hedging transactions primarily to preserve the return or spread of a particular investment or portion of its portfolio and to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive a floating rate of interest for another party's right to receive a fixed rate of interest. The excess, if any, of a Fund's obligations over what it is owed with respect to each interest rate swap will be accrued on a daily basis and cash or other liquid high grade debt securities having an aggregate net asset value equal to such accrued excess will be maintained by a Fund's custodian in a separate account.

     The purchase of an interest rate floor by a Fund would entitle it, to the extent a specified index fell below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party that sold the floor. The purchase of an interest rate cap by a Fund would entitle it, to the extent that a specified index exceeded a predetermined interest rate, to receive payments of interest on a notional principal amount from the party that sold the cap. A Fund will only enter into an interest rate swap, floor or cap transaction if the unsecured commercial paper, senior debt, or claims paying ability of the other party to the transaction is rated either in the top rating category for short-term debt or "A" or its equivalent for long-term debt by an NRSRO.

     OTHER INVESTMENT COMPANIES. Each Fund may invest in the securities of other mutual funds that invest in the particular instruments in which a Fund itself may invest, subject to the requirements of applicable securities laws. When a Fund invests in another mutual fund, it pays a pro rata portion of the advisory and other expenses of that fund as a shareholder of that fund. These expenses are in addition to the advisory and other expenses a Fund pays in connection with its own operations. In particular, the Equity and Balanced Funds may invest in Standard & Poor's Deposition, Receipts ("SPDRs") and shares of other investment companies that are structured to seek a correlation to the performance of the S&P 500 Index.

     BORROWINGS. EACH FUND is authorized to mike limited borrowings for temporary purposes and each Fund may enter into reverse repurchase agreements. Under such an agreement a Fund sells portfolio securities and then buys them back later at an agreed-upon time and price. When a Fund enters into a reverse repurchase agreement it will place in a separate custodial account either liquid assets or high grade debt securities that have a value equal to or more than the price a Fund must pay when it buys back the securities, and the account will be continuously monitored to make sure the appropriate value is maintained. Reverse repurchase agreements may be used to meet redemption requests without selling portfolio securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Interest paid by a Fund in a reverse repurchase or other borrowing transaction will reduce a Fund's income.

     SECURITIES LENDING. EACH FUND may lend securities held in its portfolio to broker-dealers and other institutions as a means of earning additional income. These loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, securities loans will be made only to parties the Adviser deems to be of good standing, and will only be made if the Adviser thinks the possible rewards from such loan justify the possible risks. A loan will not be made if, as a result, the total amount of a Fund's outstanding loans exceeds 30% of its total assets. Securities loans will be fully collateralized.

     MORTGAGE ROLLS. The BALANCED and MANAGED BOND FUNDS may enter into transactions known as "mortgage dollar rolls" in which a Fund sells mortgage-backed securities for current delivery and simultaneously contracts to repurchase substantially similar securities in the future at a specified price which reflects an interest factor and other adjustments. During the roll period, a Fund does not receive principal and interest on the mortgage-backed securities, but it is compensated by the difference between the current sales price and the lower forward price for the future purchase as well as by the interest earned on the cash proceeds of the initial sale. Unless a roll has been structured so that it is "covered," meaning that there exists an offsetting cash or cash-equivalent security position that will mature at least by the time of settlement of the roll transaction, cash, U.S Government securities or other liquid high grade debt instruments in the amount of the future purchase commitment will be set apart for a Fund involved in a separate account at the custodian. Mortgage rolls are not a primary investment technique for each of these Funds, and it is expected that, under normal market conditions, a Fund's commitments under mortgage rolls will not exceed 10% of the value of its total assets.

     CONVERTIBLE SECURITIES. The EQUITY, SMALL CAPITALIZATION, BALANCED and MANAGED BOND FUNDS may invest in convertible securities, including bonds, notes and preferred stock, that may be converted into common stock either at a stated price or within a specified period of time. In investing in convertibles, a Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

     None of the assets of the Managed Bond Fund, and no more than 15% of the total assets of the Equity, Small Capitalization and Balanced Funds, may be invested in convertible securities rated below investment grade at the time of purchase. Non-investment grade convertible securities must be rated "B" or higher by at least one NRSRO. (A description of applicable ratings is attached to the Statement of Additional Information as Appendix A.) Non-investment grade securities are commonly referred to as "junk" bonds and present a greater risk as to the timely repayment of the principal, interest and dividends. Particular risks include (a) the sensitivity of such securities to interest rate and economic changes, (b) the lower degree of protection of principal and interest payments, (c) the relatively low trading market liquidity for the securities, (d) the impact that legislation may have on the market for these securities (and, in turn, on a Fund's net asset value) and (e) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would negatively, affect their ability to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower rated convertible securities and negatively affect the value of outstanding securities and the ability of the issuers to repay principal and interest. If the issuer of a convertible security held by a Fund defaulted, that Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not they are based on fundamental analysis, could also decrease the values and liquidity of lower-rated convertible securities held by a Fund, especially in a thinly traded market.

     OPTIONS. EACH FUND (except the Prime Fund) may write covered call options, buy put options, buy call options and sell, or "write," secured put options on particular securities or various securities indices. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

     Options purchased by a Fund will not exceed 5%, and options written by a Fund will not exceed 25%, of its net assets. All options will be listed on a national securities exchange and issued by the Options Clearing Corporation.

     Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of any Fund.

     FUTURES AND RELATED OPTIONS. EACH FUND (except the Prime Fund) may invest to a limited extent in futures contracts and options on futures contracts in order to gain fuller exposure to movements of security prices pending investment, for hedging purposes or to maintain liquidity. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a securities index. A Fund may not purchase or sell a futures contract (or related option) unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments).

     Each of these Funds may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which that Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, that Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

     More information regarding futures contracts and related options can be found in Appendix B attached to the Statement of Additional Information, which you may request by calling 800/367-5905.


     MANAGING LIQUIDITY. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons a Fund does not knowingly invest more than 10% of its net assets in illiquid securities. Illiquid securities include repurchase agreements, securities loans and time deposits that do not permit a Fund to terminate them after seven days notice, GICS, BICS, stripped mortgage-backed securities issued by private issuers and securities that are not registered under the securities laws. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper and variable amount master demand notes with maturities of nine months or less and securities for which the Adviser has determined pursuant to guidelines adopted by the Board of Trustees that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule 144A), are not subject to this 10% limitation. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers were no longer interested in purchasing these restricted securities.


     PORTFOLIO TURNOVER. EACH FUND may sell a portfolio security shortly after it is purchased if it is believed such disposition is consistent with a Fund's objectives. Portfolio turnover may occur for a variety of reasons, including the appearance of a more favorable investment opportunity. Turnover may require payment of brokerage commissions, impose other transaction costs and could increase the amount of income received by a Fund that constitutes taxable capital gains. To the extent capital gains are realized, distributions from the gains may be ordinary income for federal tax purposes (see "Tax Implications"). During the last fiscal year, the annual portfolio turnover rates of the Equity, Small Capitalization, Balanced and Managed
Bond Funds were 104%, 229%, 87%, and 92%, respectively.

     FOREIGN SECURITIES. There are risks and costs involved in investing in securities of foreign issuers(including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve further risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

     Investments in foreign securities may be in the form of ADRS, EDRs and similar securities. These securities may not be denominated in the same currency is the securities they represent. ADRs are receipts typically issued by a United States bank or trust company, and EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities. ADRS, in registered form, are designed for use in the United States securities markets, while EDRS, in bearer form, are generally designed for use in the European securities market.

     OTHER RISK CONSIDERATIONS. As with an investment in any mutual fund, an investment in the Funds entails market and economic risks associated with investments generally. However, there are certain specific risks of which you should be aware.

     Generally, the market value of fixed income securities in the Funds can be expected to vary inversely to changes in prevailing interest rates. You should recognize that in periods of declining interest rates the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and in periods of rising interest rates the market value will tend to decrease. You should also recognize that in periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing, market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. The Balanced, Managed Bond and Prime Funds may purchase zero-coupon bonds (I.E., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset values.

     In addition the Balanced, Managed Bond and Prime Funds may purchase custodial receipts, tender option bonds and certificates of participation in trusts that hold municipals or other types of obligations. A certificate of participation gives a Fund an individual, proportionate interest in the obligation, and may have a variable or fixed rate. Because certificates of participation are interests in obligations that may be funded through government appropriations, they are subject to the risk that sufficient appropriations as to the timely payment of principal and interest on the obligations may not be made. The NRSRO quality rating of an issue of certificates of participation is normally based upon the rating of the obligations held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue.

     These Funds, with the exception of the Prime Fund, may also hold other derivative instruments, which may be in the form of participations and custodial receipts evidencing rights to receive a specific future interest payment, principal payment, or both, and bonds that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps. Many of these derivative instruments are proprietary products that have been recently developed by investment banking firms, and it is uncertain how these instruments will perform under different economic and interest-rate scenarios. In addition, to the extent that the market value of these instruments is leveraged, they may be more volatile than other types of obligations and may present greater potential for capital gain or loss. In some cases it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information, and an established secondary market for some instruments may not exist.

     Payment on municipal obligations held by a Fund relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments.

     Should a foreclosure occur, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted municipal obligation.

FUNDAMENTAL LIMITATIONS

     The Funds' investment objectives and policies discussed above are not fundamental limitations and may be changed by the Board of Trustees without shareholder approval. You will be notified of any material changes, but as a result, a Fund may have different investment objectives from the one they had at the time of your investment, However, each Fund also has in place certain "fundamental limitations" that cannot be changed for a Fund without the approval of a majority of the Fund's outstanding shares. Some of these fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in full in the Statement of Additional Information.



     1. A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.

     2. A Fund may not purchase securities (with certain exceptions, including U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the total assets of each Fund can be invested without regard to the 5% limitation. A Fund may not purchase more than 10% of the outstanding voting securities of any issuer subject, however, to the foregoing 25% exception.

     3. A Fund may not borrow money except for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of a Fund's total assets, the Fund will not make any additional investments.

     If a percentage limitation is met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.

     In order to permit the sale of a Fund's shares (or a particular class of shares) in some states, Emerald Funds may agree to certain restrictions that may be stricter than the investment policies and limitations discussed above. If Emerald Funds decides that any of these restrictions is no longer in a

Fund's (or class's) best interest, it may revoke its agreement to abide by such restriction by no longer selling shares in the state involved.

                             ---------------------

                           INVESTING IN EMERALD FUNDS

YOUR MONEY MANAGER

     BARNETT BANKS TRUST COMPANY, N.A. (REFERRED TO AS "BARNETT" OR THE "ADVISER") SERVES AS INVESTMENT ADVISER FOR EMERALD FUNDS. Barnett is the largest trust organization headquartered in Florida and has notable experience in providing professional investment management services. Organized as a national banking association in 1974, it is the successor to the business of earlier organizations that had provided continuous trust services since 1926. Barnett first began providing advisory services to mutual funds in 1988 and is a subsidiary of Barnett Banks, Inc., a registered bank holding company that has offered general banking services since 1977.

     ENTRUSTED WITH APPROXIMATELY $__ BILLION UNDER ACTIVE MANAGEMENT, Barnett is an industry leader in providing investment management services to individuals and institutions. As the investment adviser to Emerald Funds, Barnett employs investment professionals who are dedicated to managing money on a full-time basis.


PURCHASE OF SHARES

     Institutional Shares are sold on a continuous basis by Emerald Asset Management, Inc. (called the "Distributor"). The Distributor is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


     Institutional Shares are sold to Barnett and its affiliates, as well as to Barnett's correspondent banks and other institutions ("Institutions") acting on behalf of themselves or their customers who maintain qualified trust, agency or custodial accounts ("Customers"). Customers may include individuals, trusts, partnerships and corporations. All share purchases are effected through a Customer's account at Barnett or another Institution through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions will be sent to Barnett or the other Institution involved. Barnett and other Institutions (or their nominees) will normally be the holders of record of Institutional Shares acting on behalf of their Customers, and will reflect their Customers' beneficial ownership of shares in the account statements provided by them to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Funds will be governed by the Customers' account agreements with Barnett and other Institutions.

     Institutional Shares are sold at the net asset value per share next determined after receipt of a purchase order from an Institution by the Funds' transfer agent. The minimum initial investment in a Fund (other than the Prime Fund) for an Institution is $250,000 with no minimum subsequent investment. The minimum initial investment in the Prime Fund for an Institution is $5,000 and the minimum subsequent investment is $100. Barnett and other Institutions may establish different minimum investment requirements for their Customers. For examples there is no minimum initial investment for transfers of assets by Customers from other banks or financial institutions. Barnett and other Institutions may also charge their Customers certain account fees depending on the type of account a Customer has established with the Institution. These fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Information concerning these minimum account requirements, services and any charges should be obtained from the Institutions before a

Customer authorizes the purchase of Fund shares, and this Prospectus should be read in conjunction with any information so obtained.

     The Equity and Fixed Income Funds may have different business days from those of the Money Market Funds. A "Business Day" for the Equity and Fixed Income Funds is any day on which the New York Stock Exchange (the "Exchange") is open for business, while for the Prime Fund it is any day on which both the Exchange and the Fund's Custodian are open for business. Additionally, on days when the Exchange (and/or the Custodian for the Prime Fund) closes early due to a partial holiday or otherwise, the Funds reserve the right to advance the times at which purchase and redemption orders must be received in order to be processed on that Business Day.

     For all Funds except the Prime Fund, purchase orders placed by an Institution for Institutional Shares must be received by the Funds' transfer agent before the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "Exchange") on a Business Day. Payment for shares must be made by Institutions in federal funds or other funds immediately available to the Funds' custodian no later than 4:00 p.m. (Eastern time) on the Business Day immediately following placement of the purchase order. Purchase orders for the Prime Fund must be received by 2:00 p.m. (Eastern Time) on a Business Day in order to be effective. Purchases for shares of the Prime Fund will be effected only on days on which Emerald Funds and the purchasing Institutions are open for business and only when federal funds or other funds are immediately available to the Fund's transfer agent to make the purchase on the day it receives the purchase order. Institutions may transmit purchase orders by telephoning the transfer agent c/o the Distributor at 1-800-367-5905 not later than 2:00 p.m. (Eastern time) on any Business Day. If federal funds are not available with respect to any such order by the close of business on the day the order is received by the transfer agent, the order will be cancelled. In addition, any purchase order received by the transfer agent after 2:00 p.m. (Eastern time) will not be accepted, and notice thereof will be given to the Institution placing the order. Any funds received in connection with late orders will be returned promptly.

     Each Fund observes the following, holidays: New Year's Day (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed). In addition, the Prime Fund observes the following additional holidays: Martin Luther King, Jr. Day, Columbus Day and Veterans Day (observed).

     It is the responsibility of Institutions to transmit orders for purchases by their Customers promptly to the Fund in accordance with their agreements with their Customers, and to deliver required investments on a timely basis. If federal funds are not received within the period described, the order will be cancelled, notice will be given, and the Institution will be responsible for any loss to Emerald Funds or its beneficial shareholders. Payments for shares of a Fund may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for that Fund. For further information see "In-Kind Purchases" in the Statement of Additional Information.

     Purchase orders must include the purchasing Institution's tax identification number. Emerald Funds reserves the right to reject any purchase order or to waive the minimum initial investment requirement.
Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded in the shareholder records of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

     You should note that neither Emerald Funds nor its service contractors will be responsible for any loss or expense for acting upon telephone instructions that are believed to be genuine. In attempting to confirm that telephone instructions are genuine, Emerald Funds will use procedures considered reasonable. To the extent Emerald Funds does not use reasonable procedures to form its belief, it and/or its service contractors may be responsible for instructions that are fraudulent or unauthorized.

REDEMPTION OF SHARES

     Redemption orders are effected at the net asset value per share next determined after receipt of the order from an Institution by the Emerald Funds' transfer agent. Emerald Funds imposes no charges when Institutional Shares are redeemed. Barnett and other Institutions may charge fees to their Customers for their services in connection with investments. Shares held by an Institution on behalf of its Customers must be redeemed in accordance with the instructions and limitations pertaining to the account at the Institution.

     The Funds may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted under the Investment Company Act of 1940.

     Emerald Funds intends to pay cash for all shares redeemed, but in unusual circumstances may make payment wholly or partly in readily marketable portfolio securities at their then market value equal to the redemption price if it appears appropriate to do so in light of the Funds' responsibilities under the Investment Company Act of 1940. See the Statement of Additional Information ("Additional Purchase and Redemption Information") for examples of when such redemptions might be appropriate. In those cases, an investor may incur brokerage costs in converting securities to cash. The Funds may also redeem shares involuntarily if the balance has fallen below the minimum level due to shareholder redemptions, not due to market fluctuations.

     It is the responsibility of the Institutions to provide their customers with statements of account with respect to transactions made for their accounts at the Institutions.


     Share balances may be redeemed pursuant to arrangements between Institutions and their Customers. It is the responsibility of an Institution to transmit redemption orders to Emerald Funds' transfer agent and to credit its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for all Funds (except the Prime Fund) are normally wired in federal funds to the redeeming Institution the Business Day following receipt of the order by the transfer agent. Payment for Prime Fund redemption orders which are received by the Transfer Agent before 2:00 p.m. (Eastern time) on a Business Day will normally be wired in federal funds the same day. Payment for Prime Fund redemption orders which are received between 2:00 p.m. (Eastern time) and the close of business or on a non-Business Day will normally be wired in federal funds on the next Business Day. Emerald Funds reserve the right, however, to delay the wiring of redemption proceeds for up to seven days after receipt of a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect a Fund.


     The value of shares that are redeemed may be more or less than their original cost, depending on a Fund's current net asset value.

DIVIDENDS AND DISTRIBUTIONS

WHERE DO DIVIDENDS AND DISTRIBUTIONS COME FROM?

     Dividends for each Fund are derived from its net investment income. In the case of the Managed Bond Fund, net investment income comes from the interest on the bonds and other investments that it holds in its portfolio.

For the Equity, Small Capitalization and Balanced Funds net investment income is made up of dividends received from the stocks they hold, as well as interest accrued on convertible securities, money market instruments and other debt obligations held in their portfolios. For the Prime Fund, net investment income flows from the interest that the Fund earns on the money market and other investments it holds.

     The Funds realize capital gains when they sell a security for more than its cost. Each Fund may make distributions of its net capital gains, if any, after any reductions for capital loss carryforwards.

WHAT ARE THE DIVIDEND AND DISTRIBUTION OPTIONS?

     Shareholders receive dividends and net capital gains distributions. Dividends and distributions are automatically reinvested in the same share class of the Fund for which the dividend or distribution was declared, unless the shareholder specifically elects to receive payments in cash. Your election and any subsequent change should be made in writing to:

                                 Emerald Funds
                            BISYS Fund Services Inc.
                               3435 Stelzer Road
                            Columbus, OH  43219-3035

     Your election is effective for dividends and distributions with record dates (with respect to the Equity, Small Capitalization and Balanced Funds) or payment dates (with respect to the Managed Bond and Prime Funds) after the date the Funds' transfer agent receives the election.

WHEN ARE DIVIDENDS AND DISTRIBUTIONS DECLARED AND PAID?

                                      DIVIDENDS ARE
                                ---------------------------------
FUNDS                             DECLARED           PAID
-----                           ---------------------------------
(1)  Equity and Balanced . . .  Quarterly          Quarterly

(2)  Small Capitalization. . .  Annually           Annually

(3)  Managed Bond and Prime. .  Daily              Monthly within five business
                                                   days after month end

--------------------

(1) Dividends for the Equity and Balanced Funds may be declared and paid at times that do not fall at the end of a calendar quarter.

(2) Dividends for the Small Capitalization Fund may be declared and paid at times that do not fall at the end of a calendar year.

(3) Shares of the Managed Bond Fund begin earning dividends the first Business Day after acceptance of the purchase order for which Emerald Funds' custodian has received payment and stop earning dividends on the Business Day such shares are redeemed. Shares of the Prime Fund begin earning dividends on the day a purchase order is accepted and payment in federal funds is received by the Fund's Custodian, and continue to earn dividends through the day before they are redeemed.

     With respect to the Managed Bond Fund, if all of the Institutional Shares held by an Institution in such a Fund are redeemed, the Fund will pay accrued dividends within five Business Days after redemption. With respect to the Prime Fund, if all the Institutional Shares held by an Institution in such

Funds are redeemed, the Fund will pay dividends within five Business Days after the end of each month in which the redemption occurs.

     Net capital gain distributions for each of the Funds, if any, are made at least annually after any reductions for capital loss carryforwards

EXPLANATION OF SALES PRICE

     Institutional Shares of the Funds are sold at net asset value. Net asset value per share is determined on each Business Day (as defined above) at 4:00 p.m. (Eastern time) with respect to each Fund other than the Prime Fund and at 2:00 p.m, (Eastern time) with respect to the Prime Fund by adding the value of a Fund's investments, cash and other assets attributable to its Institutional Shares, subtracting the Fund's liabilities attributable to those shares, and then dividing the result by the number of Institutional Shares in the Fund that are outstanding. The assets of the Funds (except the Prime Fund) are valued at market value or, if market quotes cannot be readily obtained, fair value is used as determined by the Board of Trustees. Debt securities held by these Funds that have sixty days or less until they mature are valued at amortized cost, which generally approximates market value. All securities of the Prime Fund are valued at amortized cost. More information about valuation can be found in the Funds' Statement of Additional Information, which you may request by calling 800/367-5905.

EXCHANGE PRIVILEGE

     If you wish, Institutional Shares of the Equity, Small Capitalization, Balanced or Managed Bond Funds may be exchanged for Retail Shares of the same Fund in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of Barnett or another bank, trust company, or thrift institution. Similarly, a Customer may exchange Retail Shares for Institutional Shares of the same
Fund if the shares are to be held in such a qualified trust, agency or custodial account. These exchanges are made without a sales charge at the net asset value of the respective share classes. The particular class of shares you are exchanging into must be registered for sale in your state. The exchange privilege may be modified or terminated at any time. At least 60 days' notice will be given to shareholders of any material modification or termination of the exchange privilege except where notice is not required by the Securities and Exchange Commission.


OTHER SERVICE PROVIDERS

     While the investment advice provided to the Funds is essential, Emerald Funds would not be able to function without the services of a number of other companies. Some of these companies are listed below. For further information as to some of the services these companies provide, as well as more information regarding investment advisory services, see "Fund Management."

                                 ADMINISTRATOR
                    BISYS FUND SERVICES LIMITED PARTNERSHIP
                                   ("BISYS")


     BISYS, a wholly-owned subsidiary of The BISYS Group, Inc., is responsible for coordinating Emerald Funds' efforts and generally overseeing the operation of the Funds' business. It has been providing services to mutual funds since 1987.

                                  DISTRIBUTOR
                        EMERALD ASSET MANAGEMENT, INC.

     Emerald Asset Management, Inc. is a wholly-owned subsidiary of BISYS. Mutual funds structured like the Funds sell shares, on a continuous basis. The Funds' shares are sold through the Distributor.

                                   CUSTODIAN
                             THE BANK OF NEW YORK

     The Bank of New York is responsible for holding the investments that the Funds own.

                                TRANSFER AGENT
                           BISYS FUND SERVICES INC.


     BISYS Fund Services Inc. is the Transfer Agent for the Funds. This means that its job is to maintain the account records of all shareholders of record in the Funds, as well as to administer the distribution of any dividends or distributions declared by the Funds.

                         THE EMERALD FAMILY OF FUNDS

     Emerald Funds was organized on March 15, 1988 as a Massachusetts business trust, and is a mutual fund of the type known as an "open-end management investment company." The Agreement and Declaration of Trust permits the Board of Trustees of Emerald Funds to classify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of three share classes of the Funds. Each Fund is classified as diversified company. The Board of Trustees has also authorized the issuance of addition classes of shares representing interests in other portfolios of Emerald Funds. Information regarding these other portfolios and share classes offered by Emerald Funds may be obtained by contacting the Distributor at the address listed on page __.


     The Institutional Shares of the Equity, Small Capitalization, Balanced and Managed Bond Funds are described in this prospectus. These Funds and the Prime Fund also offer Retail Shares. Shares of each share class of a Fund bear a pro rata portion of all operating expenses incurred by the Funds, except for certain miscellaneous "class expenses", (I.E. certain printing, registration, and per account transfer agency expenses). In addition, Retail Shares bear all payments under the Funds' Combined Distribution and Service Plan and Shareholder Processing Plan (the "Plans") as described in the prospectus for those shares.


     Payments under the Combined Distribution and Service Plan for Retail Shares may be made for payments to broker-dealers and financial institutions under agreements with those organizations for shareholder services provided to Retail shareholders and/or the maintenance of Retail shareholder accounts. Payments under the Combined Distribution and Service Plan for Retail Shares may not exceed .25% (on an annual basis) of the average daily net asset value of outstanding Retail Shares. Distribution payments under the Combined Distribution and Service Plan are subject to the requirements of a rule under the Investment Company Act of 1940 known as Rule 12b-1.


     Under the Shareholder Processing Plan Service Organizations agree to provide various shareholder processing services, such as providing necessary personnel and facilities to establish and maintain shareholder accounts and records for Clients; assisting in aggregating and processing purchase, exchange and redemption transactions; placing net purchase and redemption orders with the Fund's distributor; arranging for wiring of funds; transmitting and receiving funds in connection with Client orders to purchase or redeem Shares; processing dividend payments; verifying and guaranteeing Client signatures in connection with redemption orders and transfers and changes in Client-designated accounts, as necessary; providing periodic statements showing a Client's account balance and, to the extent practicable, integrating such information with other Client transactions otherwise effected through or with us; furnishing (either separately or on an integrated basis with other reports sent to a Client by us) periodic statements and confirmations of purchases, exchanges and redemptions; transmitting on behalf of the Funds, proxy statements, annual reports, updating prospectuses and other communications from the Funds to Clients; receiving, tabulating and transmitting to the Funds proxies executed by Clients with respect to shareholder meetings; providing the information to the Funds necessary for accounting or subaccounting; and providing such other similar services as may reasonably be requested. Payments for these services may not exceed .25% (on an annual basis) of the average daily net asset value of a Fund's outstanding Retail Shares.

     Emerald Funds offers various services and privileges in connection with its Retail Shares that are not offered in connection with its Institutional Shares, including an automatic investment plan, an automatic withdrawal plan and share exchange privileges among Funds. Persons selling or servicing Retail Shares of the Funds may receive different compensation with respect to one particular class of shares over another in the same Fund.


     The Board of Trustees has also authorized the issuance of an unlimited number of shares in each of three classes of the Prime Fund (the Emerald (or "Institutional") Share Class, the Emerald Service Share Class and the Retail Share Class). Shares of each of these classes bear their pro rata portion of all operating expenses paid by the Fund, except for the miscellaneous "class expenses" described above. In addition, Emerald Service Shares bear the payments described in the prospectus for such shares that are paid under the Fund's Shareholder Processing and Service Plan (called the "Emerald Service Plan"). Payments under the Plan cover shareholder services that are related to Emerald Service Shares, such as aggregating purchase and redemption requests, placing net purchase and redemption orders and providing sub-accounting or the information necessary for sub-accounting. The Emerald Service Plan calls for payments to the institutions involved, which include Barnett, Service Organizations, and their affiliates at an annual rate not to exceed .35% of the average daily net asset value of the outstanding Emerald Service Shares. These payments are not made with respect to the Fund's Emerald Shares or Retail Shares. Standardized yield quotations are computed separately for each of the Fund's three classes. Because of these Plans and other "class expenses," the performance of the Prime Fund's Emerald Shares is expected to be higher than the performance of the Fund's Emerald Service Shares, and the performance of both the Emerald Shares and Emerald Services Shares of the Fund is expected to be higher than the performance of the Funds Retail Shares. The Prime Fund offers various services and privileges in connection with Investor Shares that are not generally offered in connection with Emerald Shares and Emerald Service Shares, including an automatic investment plan, automatic withdrawal plan and checkwriting. For further information regarding the Fund's Retail Shares, contact [NAME AND NUMBER].



     These payments are not made with respect to the Fund's Emerald Shares or Emerald Service Shares and, as a result, the net yields on the Fund's Emerald Shares and the Emerald Service Shares will be higher than the net yield on the Fund's Retail Shares. Retail Shares have certain exchange privileges that Emerald Shares and Emerald Service Shares do not have.



     Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shares of all Emerald Fund portfolios vote together and not by class, unless otherwise required by law or permitted by the Board of Trustees. All shareholders of a particular Fund will vote together as a single class on matters pertaining to the Fund's investment advisory agreement and fundamental investment limitations. Only Retail shareholders, however, will vote on matters pertaining to the Plans for Retail Shares. Similarly, only holders of Emerald Service Shares will vote matters pertaining to the Fund's Shareholder Services Plan, and only holders of Investor Shares will vote on matters pertaining to the Plans for those Shares.


     Emerald Funds is not required to and does not currently expect to hold annual meetings of shareholders, to elect trustees. The trustees will call a shareholder meeting upon the written request of shareholders owning at least 10% of the shares entitled to vote. As of December 31, 1995, the Adviser and its affiliates possessed, on behalf of their underlying customer accounts, voting or investment power with respect to a majority of the outstanding shares of Emerald Funds. More information about shareholder voting rights can be found in the Statement of Additional Information under "Description of Shares."

                          THE BUSINESS OF THE FUNDS
FUND MANAGEMENT

     THE BUSINESS AFFAIRS OF EMERALD FUNDS ARE MANAGED UNDER THE GENERAL SUPERVISION OF THE BOARD OF TRUSTEES.

     The following individuals serve as trustees of Emerald Funds:

     - Chesterfield H. Smith, Chairman of the Board of Emerald Funds, is a Senior Partner of the law firm of Holland and Knight.

     - John G. Grimsley, President of Emerald Funds, is a member of the law firm of Mahoney, Adams & Criser.

     -    Raynor E. Bowditch is the President of Bowditch Insurance
          Corporation.

     - Mary Doyle is the Dean in Residence of the Association of American Law Schools.

     -    Albert D. Ernest is the President of Albert Ernest
          Enterprises.


     Emerald Funds has also employed a number of professionals to provide investment management and other important services to the Funds. BARNETT BANKS TRUST COMPANY, N.A. serves as the Funds' adviser and has its principal offices at 9000 Southside Boulevard, Building 100, Jacksonville, Florida 32256. BISYS Fund Services Limited Partnership, located at 3435 Stelzer
Road, Columbus, Ohio 43219-3055, serves as the Funds' administrator, and BISYS' wholly-owned subsidiary, Emerald Asset Management, Inc., located at the same address, is the registered broker-dealer that sells the Funds' shares. The Funds also have a custodian, The Bank of New York, located at 90 Washington Street, New York, New York 10286 and a transfer and dividend paying agent for the Funds, BISYS Fund Services Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219-3055.


     ADVISER. As of December 31, 1995 Barnett had approximately $__ billion under active management, with $___ billion in equity securities, $___ million in taxable fixed income securities, $___ billion in treasury and government securities, $___ billion in municipals and $___ billion in money market instruments. Barnett is a subsidiary of Barnett Banks, Inc., a registered bank holding company that has offered general banking services since 1877.

     Barnett manages the investment portfolios of the Funds, including selecting portfolio investments and making purchase and sale orders.

     A Fund's portfolio manager is primarily responsible for the day-to-day management of its investment portfolio. Russell Creighton, C.F.A., a Senior Vice President of Barnett, has been the portfolio manager of the Equity Fund since September of 1993, and has managed the Balanced Fund since it commenced operations on April 11, 1994. Mr. Creighton has been a portfolio manager with Barnett since 1983, and in addition to the Equity Fund currently manages a diversified common stock fund and assists in preparing ongoing equity investment strategy. Dean McQuiddy, C.F.A., a Vice President with Barnett, has managed the Small Capitalization Fund since its commencement of operations on January 4, 1994, and also manages the small capitalization portion of the Equity and Balanced Funds. Since joining Barnett in 1983, Mr. McQuiddy has been an equity analyst and an institutional portfolio manager, and for the last eight years has managed Barnett's employee benefits small capitalization fund. Andrew Cantor, C,F.A., a Senior Vice President with Barnett, has managed the Managed Bond Fund since it commenced operations on April 11, 1994. For the past eleven years, Mr. Cantor has served as the senior fixed income manager in Barnett's Institutional Investments Group, where his responsibilities have included setting fixed income investment strategy and managing a number of major taxable fixed income accounts, including several commingled funds.

     Although expected to be infrequent, Barnett may consider the amount of Fund shares sold by broker-dealers and others (including those who may be connected with Barnett) in allocating orders for purchases and sales of portfolio securities. This allocation may involve the payment of brokerage commissions or dealer concessions. Barnett will not engage in this practice unless the execution capability of and the amount received by such broker dealer or other company is believed to be comparable to what another qualified firm could offer.

     BISYS. BISYS is an Ohio Limited Partnership and is a wholly-owned subsidiary of The BISYS Group, Inc.


     BISYS provides a wide range of such services to Emerald Funds, including maintaining the Funds' offices, providing statistical and research data, coordinating the preparation of reports to shareholders, calculating or providing for the calculation of the net asset values of Fund shares, dividends and capital gain distributions to shareholders, and performing other administrative functions necessary for the smooth operation of the Funds. Certain officers of Emerald Funds, namely Mr. Blundin, are also officers and/or directors of BISYS and the Distributor.

     EXPENSES. In order to support the services described above, as well as other matters essential to the operation of the Funds, the Funds incur certain expenses. Expenses are paid out of a Fund's assets, and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to a shareholder or deducted from a shareholder's account. Barnett is entitled to advisory fees that are calculated daily and payable monthly at the annual rate of 1.00% of the Small Capitalization Fund's average daily net assets,
 .60% of each of the Equity and Balanced Funds' average daily net assets, .40% of the Managed Bond Fund's average daily net assets and .25% of the Prime Fund's average daily net assets.


     For the fiscal year ended November 30, 1995, Barnett received fees, after waivers, at the effective annual rates of .60%, 1.00% and .23% of the average daily net assets of the Equity, Small Capitalization and Prime Funds, respectively. Barnett voluntarily waived all fees for the Balanced and Managed Bond Funds.


     BISYS is entitled to an administration fee calculated daily and payable monthly at the effective annual rate of .0775% of the first $5 billion of the aggregate net assets of all of the Emerald Funds, .07% of the next $2.5 billion, .065% of the next $2.5 billion and .05% of all assets exceeding $10 billion. In the event the aggregate average daily net assets for all Funds falls below $3 billion, the fee will be increased to .08% of the aggregate average daily net assets of all of the Emerald Funds.



     For the fiscal year ended November 30, 1995 the Funds paid administration fees, after waivers, to the prior administrator under the administration agreements then in effect, at the effective rate of .08% of the average daily net assets of each Fund.

     Other operating expenses borne by the Funds include taxes; interest;
fees and expenses of trustees and officers who are not also officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, BISYS or any of their affiliates; Securities and Exchange Commission fees; state securities registration and qualification fees; charges of the custodian and of the transfer and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; costs of shareholder reports and meetings; and any extraordinary expenses. Each Fund also pays any brokerage fees, commissions and other transaction charges (if and) incurred in connection with the purchase and sale of its portfolio securities.


     FEE WAIVERS. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Barnett and the Funds' other service providers, as well as by certain mandatory expense limits imposed by some state securities regulators. Under the terms of the advisory agreement for the Prime Fund, the fees payable to the Adviser are not subject to reduction as the value of the Fund's net assets increases. The Adviser has, however, informed Emerald Funds of its intention to reduce the annual rate of its advisory fees with respect to the Fund to the following rates: .25% of the first $600 million of the Fund's net assets; .23% of the Fund's net assets over $600 million but not exceeding $1 billion; .21% of the next $1 billion of the Fund's net assets; and .19% of the Fund's net assets over $2 billion. The Adviser and the Administrator, have also voluntarily agreed to waive their advisory and administrative fees with respect to the Prime Fund's Institutional Shares to the extent that the Fund's annualized ratio of ordinary operating expenses to average net assets, calculated daily, exceeds .40%. As to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to fiscal year end. Such waivers and reimbursements would increase the yield investors when made but would decrease return if a Fund were required to reimburse a service provider.


TAX IMPLICATIONS

     As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation.

     You will be advised at least annually regarding the federal income tax treatment of dividends and distributions made to you.

     FEDERAL TAXES. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (called the "Code"), meaning that to the extent a Fund's earnings are passed on to shareholders as required by the

Code, the Fund itself generally will not be required to pay federal income taxes.

     In order to so qualify, each Fund will pay as dividends at least 90% of its investment company taxable income. Investment company taxable income includes taxable interest, dividends, gains attributable to market discount on taxable as well as tax-exempt securities, and the excess of net short-term capital gain over net long-term capital loss. To the extent you receive a dividend based on investment company taxable income, you must treat that dividend as ordinary income in determining your gross income for tax purposes, whether you received it in the form of cash or additional shares. Unless you are exempt from federal income taxes, the dividends you receive from each Fund will be taxable to you.

     Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain, no matter how long you have held Fund shares. If you hold shares for six months or less, and during that time receive a distribution that is taxable as a long-term capital gain, any loss you might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gains distribution.


     A shareholder considering purchasing shares of a Fund on or just before the record date of any capital gains distributions (or in the case of the Equity, Small Capitalization, or Balanced Funds the record date of dividends and capital gains distributions) should be aware that the amount of the forthcoming dividend or distribution, although in effect a return on capital, will be taxable.

     Any dividends declared by a Fund in October, November or December of a particular year and payable to shareholders of record on a date during those months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year, so long as the dividends are actually paid in January of the following year.

     Shareholders in the Equity, Small Capitalization, Balanced and Managed Bond Funds may realize a taxable gain or loss when redeeming, transferring or exchanging shares of a Fund, depending on the difference in the prices at which the shareholder purchased and sold the shares.

     STATE AND LOCAL TAXES GENERALLY. Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser regarding these taxes.

MEASURING PERFORMANCE

- Performance information provides you with a method of measuring and monitoring your investments. Each Fund may quote performance in advertisements or shareholder communications. The performance for the Funds' Institutional Shares will be calculated separately from the performance of the Funds' other classes of shares.

UNDERSTANDING PERFORMANCE MEASURES:

- Total return for each Fund (except the Prime Fund) may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

- Yields for the Funds (except the Prime Fund) are calculated on a specified 30-day (or one-month) period by dividing the net income for the period by the maximum offering price on the last day of the period, and analyzing the result on a semi-annual basis. The yield for the Prime Fund is the income generated over a 7-day period (which period will be identified in the quotation) and then assumed to be generated over a 52-week period and shown as a percentage of the investment. In addition, the Prime Fund may quote an "effective" yield that is calculated similarly, but the income quoted over a 7-day period is assumed to be reinvested. Net income used in yield calculations may be different than net income used for accounting purposes.

PERFORMANCE COMPARISONS:

     The Funds may compare their yields and total returns to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

     Total return and yield data as reported in national financial publications such as MONEY, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, as well as in publications of a local or regional nature, may be used for comparison.

     The performance of the Funds may also be compared to data prepared by Lipper Analytical Services, Inc., Mutual Fund Forecaster, Wiesenberger Investment Companies Services, Morningstar or CDA Investment Technologies, Inc. and total returns for the Funds may be compared to indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Lehman Brothers Bond Indexes, the Merrill Lynch Bond Indexes, the Wilshire 5000 Equity Indexes or the Consumer Price Index.

     The yield of the Prime Fund may be compared to the Donoghue's Money Fund Average, which monitors the performance of money market funds. Additionally, the Prime Fund's performance may be compared to data prepared by Lipper Analytical Services, Inc.

     PERFORMANCE QUOTATIONS WILL FLUCTUATE AND YOU SHOULD NOT CONSIDER QUOTATIONS TO BE REPRESENTATIVE OF FUTURE PERFORMANCE. YOU SHOULD ALSO REMEMBER THAT PERFORMANCE IS GENERALLY A FUNCTION OF THE KIND AND QUALITY OF INVESTMENTS HELD IN A PORTFOLIO, PORTFOLIO MATURITY, OPERATING EXPENSES AND MARKET CONDITIONS. FEES THAT BARNETT AND OTHER INSTITUTIONS MAY CHARGE DIRECTLY TO THEIR CUSTOMERS IN CONNECTION WITH AN INVESTMENT IN THE FUNDS WILL NOT BE INCLUDED IN FUNDS' CALCULATIONS OF TOTAL RETURN AND YIELD.

Inquiries regarding the Funds may be directed to the Distributor at the address on page 25.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE FUNDS INCORPORATED IN THIS PROSPECTUS BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                       TABLE OF CONTENTS


                                                             Page
                                                             ----

SUMMARY OF EXPENSES AND FINANCIAL INFORMATION . . . . . . . .   4
          Expenses  . . . . . . . . . . . . . . . . . . . . .   4
          Financial Highlights  . . . . . . . . . . . . . . .   5

RISK FACTORS, INVESTMENT PRINCIPLES AND POLICIES  . . . . . .  11

INVESTING IN EMERALD FUNDS  . . . . . . . . . . . . . . . . .  25
          YOUR MONEY MANAGER  . . . . . . . . . . . . . . . .  25
          PURCHASE OF SHARES  . . . . . . . . . . . . . . . .  25
          REDEMPTION OF SHARES  . . . . . . . . . . . . . . .  27
          DIVIDENDS AND DISTRIBUTIONS . . . . . . . . . . . .  27
          EXPLANATION OF SALES PRICE  . . . . . . . . . . . .  29
          EXCHANGE PRIVILEGE  . . . . . . . . . . . . . . . .  29
          OTHER SERVICE PROVIDERS . . . . . . . . . . . . . .  29

THE EMERALD FAMILY OF FUNDS . . . . . . . . . . . . . . . . .  30

THE BUSINESS OF THE FUNDS . . . . . . . . . . . . . . . . . .  32
          FUND MANAGEMENT . . . . . . . . . . . . . . . . . .  32
          TAX IMPLICATIONS  . . . . . . . . . . . . . . . . .  34
          MEASURING PERFORMANCE . . . . . . . . . . . . . . .  35

                         EMERALD FUNDS FOR INSTITUTIONS



                               EMERALD EQUITY FUND

                            EMERALD EQUITY VALUE FUND
                        EMERALD INTERNATIONAL EQUITY FUND

                        EMERALD SMALL CAPITALIZATION FUND
                              EMERALD BALANCED FUND
                      EMERALD SHORT-TERM FIXED INCOME FUND
                     EMERALD U.S. GOVERNMENT SECURITIES FUND
                            EMERALD MANAGED BOND FUND
                         EMERALD FLORIDA TAX-EXEMPT FUND


                              Institutional Shares

                                   PROSPECTUS



                                  APRIL 1, 1996





                                  EMERALD FUNDS

                      For voice recorded price information
                               call 800/548-6546.

                                 EMERALD FUNDS



           PROSPECTUS FOR EQUITY, EQUITY VALUE, INTERNATIONAL EQUITY,
          SMALL CAPITALIZATION, BALANCED,   SHORT-TERM FIXED INCOME,
    U.S. GOVERNMENT SECURITIES,   MANAGED BOND AND FLORIDA TAX-EXEMPT FUNDS




April 1,   1996


--------------------------------------------------------------------------------

  EMERALD FUND            GOAL                  FOR INVESTORS WHO WANT
  ------------            ----                  ----------------------
EQUITY           Long-term capital           Capital appreciation over the
                 appreciation through        long term and are willing to
                 investments primarily in    accept the relative risks
                 high quality common stocks  associated with equity
                 and, secondarily,           investments
                 potential dividend income
                 growth

--------------------------------------------------------------------------------

EQUITY VALUE     Long-term capital           Long-term capital appreciation
                 appreciation with income    and are willing to accept the
                 as a secondary objective    relative risks associated with
                 through investments         investments in undervalued
                 primarily in common and     stocks.
                 preferred stock and debt
                 securities convertible
                 into common stock.

--------------------------------------------------------------------------------

INTERNATIONAL    Long-term capital           Capital appreciation over the
  EQUITY         appreciation through        long- term and are willing to
                 investments primarily in    accept the relative risks
                 equity securities of        associated with   foreign
                 foreign issuers.            investments.

--------------------------------------------------------------------------------
SMALL            Long-term capital           Long-term rewards that may
CAPITALIZATION   appreciation                exceed those provided by a
                                             fund investing in larger, more
                                             established companies and can
                                             accept the investment risks of
                                             small companies
--------------------------------------------------------------------------------
BALANCED         Attractive investment       Asset allocation among equity
                 return through a            securities, fixed income
                 combination of growth of    securities and cash
                 capital and current income  equivalents in light of
                                             prevailing market and economic
                                             conditions
--------------------------------------------------------------------------------
SHORT-TERM       Consistently positive       Current income greater than
FIXED INCOME     current income with         normally available from a
                 relative stability of       money market fund and less
                 principal through           principal volatility than
                 investments in investment   normally associated with a
                 grade securities and high   long-term fund
                 quality money market
                 instruments
--------------------------------------------------------------------------------
U.S.             Consistent positive income  Current income from U.S.
GOVERNMENT       through investments         Government securities and can
SECURITIES       principally in U.S.         accept fluctuations in price
                 Government securities and   and yield
                 repurchase agreements
--------------------------------------------------------------------------------
MANAGED BOND     High level of current       Current income from corporate
                 income and, secondarily,    and government securities and
                 capital appreciation        can accept fluctuations in
                                             price and yield
--------------------------------------------------------------------------------
 FLORIDA TAX-    High tax-free income and    Current income from an
EXEMPT           current liquidity, and,     investment that is both free
                 secondarily, long-term      from regular federal income
                 capital appreciation        tax and Florida intangibles
                                             tax and has the possibility of
                                             some price appreciation
--------------------------------------------------------------------------------

     FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BARNETT BANKS TRUST COMPANY, N.A. OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN. BARNETT BANKS TRUST COMPANY, N.A. SERVES AS INVESTMENT ADVISER TO THE FUNDS, IS PAID A FEE FOR ITS SERVICES, AND IS NOT AFFILIATED WITH EMERALD ASSET MANAGEMENT, INC., THE FUND'S DISTRIBUTOR.


     This Prospectus describes concisely the information about the Funds that you should know before investing. Please read and keep it for future reference. More information about the Funds is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission.
The Statement of Additional Information can be obtained free upon request by calling 800/367-5905. The Statement of Additional Information is dated April 1, 1996 and is incorporated by reference into (considered a part of) the Prospectus.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MISSOURI INVESTOR NOTICE: THE EMERALD SMALL CAPITALIZATION FUND, WHICH CONCENTRATES ITS INVESTMENTS IN COMPANIES WITH SMALLER CAPITALIZATIONS, MAY BE SUBJECT TO GREATER PRICE VOLATILITY THAN A FUND THAT CONCENTRATES ITS INVESTMENTS IN LARGER CAPITALIZATION STOCKS. IN ADDITION, UP TO 15% OF THE TOTAL ASSETS OF THE EQUITY, SMALL CAPITALIZATION AND BALANCED FUNDS MAY BE INVESTED IN CONVERTIBLE SECURITIES RATED BELOW INVESTMENT GRADE AT THE TIME OF PURCHASE AND ALL OF THE FUNDS MAY RETAIN SECURITIES THAT HAVE BEEN DOWNGRADED TO BELOW INVESTMENT GRADE AFTER PURCHASE. EACH FUND MAY SELL PORTFOLIO SECURITIES SHORTLY AFTER THEY ARE PURCHASED, WHICH MAY RESULT IN HIGHER TRANSACTION COSTS AND TAXABLE GAINS FOR THE FUND.


OHIO INVESTOR NOTICE: Each Fund may invest more than 15% of its total assets in securities issued under Rule 144A which are restricted as to disposition and securities of unseasoned issuers which, together with their predecessors, have a record of less than three years continuous operations.

                 SUMMARY OF EXPENSES AND FINANCIAL INFORMATION

EXPENSES

     SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of a Fund. ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services.


     Below is information regarding the shareholder transaction expenses and operating expenses for the Funds' Institutional Shares. Examples based on this information are also provided.


                                                                             EQUITY     INTERNATIONAL      SMALL
                                                                  EQUITY      VALUE         EQUITY     CAPITALIZATION  BALANCED
                                                                   FUND        FUND          FUND           FUND         FUND
                                                                ----------  ---------   -------------  --------------  --------
SHAREHOLDER TRANSACTION EXPENSES:
 Front End Sales Charge Imposed on Purchases
         (as a percentage of offering price) . . . . . . . . . .  None         None          None           None         None
 Sales Charge Imposed on Reinvested Dividends. . . . . . . . . .  None         None          None           None         None
 Deferred Sales Charge . . . . . . . . . . . . . . . . . . . . .  None         None          None           None         None
 Exchange Fee. . . . . . . . . . . . . . . . . . . . . . . . . .  None         None          None           None         None

 ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND
         EXPENSE REIMBURSEMENTS
         (as a percentage of average net assets):
 Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . .  0.60%        0.60%         1.00%          1.00%        0.00%
 12b-1 Fees. . . . . . . . . . . . . . . . . . . . . . . . . . .  0.00%        0.00%         0.00%          0.00%        0.00%
 Shareholders Servicing Fees . . . . . . . . . . . . . . . . . .  0.00%        0.00%         0.00%          0.00%        0.00%
 All Other Expenses. . . . . . . . . . . . . . . . . . . . . . .  0.19%        0.40%         0.40%          0.25%        0.18%
                                                                  -----        -----         -----          -----        -----
 Total Fund Operating Expenses After Fee Waivers and
         Expense Reimbursements* . . . . . . . . . . . . . . . .  0.79%        1.00%         1.40%          1.25%        0.18%
                                                                  -----        -----         -----          -----        -----
                                                                  -----        -----         -----          -----        -----

                                                                                                                     SHORT-TERM
                                                                      U.S. GOVERNMENT      MANAGED     FLORIDA TAX-     FIXED
                                                                      SECURITIES FUND     BOND FUND     EXEMPT FUND  INCOME FUND
                                                                      ---------------     ---------     -----------  -----------
SHAREHOLDER TRANSACTION EXPENSES:
   Front End Sales Charge Imposed on Purchases
           (as a percentage of offering price) . . . . . . . . . . . .         None          None           None         None
   Sales Charge Imposed on Reinvested Dividends. . . . . . . . . . . .         None          None           None         None
   Deferred Sales Charge . . . . . . . . . . . . . . . . . . . . . . .         None          None           None         None
   Exchange Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . .         None          None           None         None


   ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS
           AND EXPENSE REIMBURSEMENTS
             (as a percentage of average net assets):
   Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . . . .         0.40%         0.00%          0.40%        0.00%
   12b-1 Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         0.00%         0.00%          0.00%        0.00%
   Shareholder Servicing Fees. . . . . . . . . . . . . . . . . . . . .         0.00%         0.00%          0.00%        0.00%
   All Other Expenses. . . . . . . . . . . . . . . . . . . . . . . . .         0.21%         0.15%          0.22%        0.33%
                                                                               -----         -----          -----        -----
   Total Fund Operating Expenses After Fee Waivers and
          Expense Reimbursements*. . . . . . . . . . . . . . . . . . .         0.61%         0.15%          0.62%        0.33%
                                                                               -----         -----          -----        -----
                                                                               -----         -----          -----        -----

------------------

* This expense information is provided to help you understand the expenses you would bear either directly (as with the transaction expenses) or indirectly (as with the annual operating expenses) as a shareholder of one of the Funds. The operating expenses for the Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds are historical expenses for the fiscal year
     ended November 30,   1995.  The operating expenses for the Funds have
     been restated using current fee rates that would have been applicable had they been in effect during the previous fiscal year.

Without waivers by the adviser, investment management fees as a percentage of net assets would be .60%, .40%, and .40% of the average daily assets of the Balanced, Short-Term Fixed Income, and Managed Bond Funds, respectively . Absent waivers and expense reimbursements the total operating expenses for Institutional Shares of these Funds would be .78%, .73%, and .55%, respectively. These waivers and reimbursements are voluntary and may be terminated at any time. You should note that any fees that are charged by the Funds' adviser, its affiliates, or any other institutions directly to their customer accounts for services related to an investment in the Funds are in addition to, and not reflected in, the fees and expenses described above.


EXAMPLE: Let's say, hypothetically, that the annual return on the Institutional Shares of each Fund is 5%, and that their operating expenses are as described above. For every $1,000 you invested in a particular Fund, after the periods shown below, you would have paid this much in expenses during such periods:


                                           1        3        5        10
                                          YEAR    YEARS    YEARS    YEARS
                                         AFTER    AFTER    AFTER    AFTER
                                        PURCHASE PURCHASE PURCHASE PURCHASE
                                        -------- -------- -------- --------
Equity Fund . . . . . . . . . . . . .    $ 8      $25      $44      $ 98
Equity Value Fund . . . . . . . . . .    $10      $32      N/A      N/A
International Equity Fund . . . . . .    $14      $44      N/A      N/A
Small Capitalization Fund . . . . . .    $13      $40      $58      $151
Balanced Fund . . . . . . . . . . . .    $ 2      $ 6      $10      $ 23
Short-Term Fixed Income Fund. . . . .    $ 3      $11      $19      $ 42
U.S. Government Securities Fund . . .    $ 6      $20      $34      $ 76
Managed Bond Fund . . . . . . . . . .    $ 1      $ 5      $ 6      $ 19
Florida Tax-Exempt Fund . . . . . . .    $ 5      $20      $35      $ 78


_____________

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURNS OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURNS AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.
                                       -4-

FINANCIAL HIGHLIGHTS



     THE FINANCIAL HIGHLIGHTS BELOW HAVE BEEN AUDITED BY PRICE WATERHOUSE LLP, THE FUNDS' INDEPENDENT ACCOUNTANTS, WHOSE UNQUALIFIED REPORTS ON THE FINANCIAL STATEMENTS CONTAINING SUCH INFORMATION FOR THE FIVE YEARS IN THE PERIOD ENDED NOVEMBER 30, 1995 ARE INCORPORATED BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION (WHICH CAN BE OBTAINED FREE OF CHARGE BY CALLING 800/367-5905). THE FINANCIAL HIGHLIGHTS SHOULD BE READ ALONG WITH THE FINANCIAL STATEMENTS AND RELATED NOTES. FURTHER INFORMATION ABOUT EACH FUND'S PERFORMANCE IS CONTAINED IN THAT FUND'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1995, WHICH MAY BE OBTAINED WITHOUT CHARGE FROM THE DISTRIBUTOR. THE EMERALD EQUITY VALUE FUND AND INTERNATIONAL EQUITY FUND WERE NOT OPERATIONAL DURING THE PERIODS PRESENTED.



     DURING THE FISCAL YEARS 1993 AND 1992 AND THE PERIODS ENDED NOVEMBER 30, 1991, THE EQUITY, U.S. GOVERNMENT SECURITIES AND FLORIDA TAX-EXEMPT FUNDS DID NOT OFFER INSTITUTIONAL SHARES. RATHER, EACH FUND OFFERED A SEPARATE SHARE CLASS, PREVIOUSLY CALLED CLASS A SHARES, NOW CALLED RETAIL SHARES TO BOTH INSTITUTIONAL AND RETAIL INVESTORS. THE FOLLOWING INFORMATION REGARDING RETAIL SHARES IS PROVIDED TO GIVE YOU A LONGER TERM PERSPECTIVE OF THE FUNDS' FINANCIAL HISTORY. FOR A DESCRIPTION OF THE CHARACTERISTICS AND EXPENSES OF RETAIL SHARES, SEE "THE EMERALD FAMILY OF FUNDS."


                              EMERALD EQUITY FUND


     Financial highlights for an Institutional Share and a   Retail Share of the
Equity Fund outstanding throughout each of the periods indicated:




                                                INSTITUTIONAL
                                                    SHARES*                                   RETAIL SHARES
                                         ---------------------------   -----------------------------------------------------------
                                          YEAR ENDED    PERIOD ENDED                   YEAR ENDED
                                                                       ------------------------------------------   PERIOD ENDED
                                         NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                             1995           1994(5)        1994           1993           1992          1991(1)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning
  of period. . . . . . . . . . . . . . . $   10.89      $   11.94      $   11.82      $   11.97       $   10.24      $  10.00
                                         ---------      ---------      ---------      ---------       ---------      --------
Income from investment
  operations:
 Net investment income . . . . . . . . .      0.08           0.11           0.08           0.15            0.16          0.12
 Net realized and unrealized
      gains (losses) on securities . . .      3.74          (0.90)         (0.39)         (0.08)           1.73          0.24
                                         ---------      ---------      ---------      ---------       ---------      --------
 Total gains (losses) from
    investment operations. . . . . . . .      3.82          (0.79)         (0.31)          0.07            1.89          0.36
                                         ---------      ---------      ---------      ---------       ---------      --------
Less dividends and distributions:
 Dividends from net investment
    income . . . . . . . . . . . . . . .     (0.08)         (0.11)         (0.08)         (0.15)          (0.16)        (0.12)
 Distributions from net
    realized gains on securities . . . .     (0.01)         (0.15)         (0.57)         (0.07)             --            --
                                         ---------      ---------      ---------      ---------       ---------      --------
 Total dividends and distribution. . . .     (0.09)         (0.26)         (0.65)         (0.22)          (0.16)        (0.12)
                                         ---------      ---------      ---------      ---------       ---------      --------
Net change in net asset value. . . . . .      3.74          (1.05)         (0.96)         (0.15)           1.73          0.24
                                         ---------      ---------      ---------      ---------       ---------      --------
Net asset value, end of period . . . . . $   14.63      $   10.89      $   10.86      $   11.82       $   11.97      $ 10 .24
                                         ---------      ---------      ---------      ---------       ---------      --------
                                         ---------      ---------      ---------      ---------       ---------      --------
Total return . . . . . . . . . . . . . .     35.21%         (6.62%)(2)     (2.91%)         0.58%          18.49%         3.54%(2)
Ratios/supplemental data:
 Net assets, end of period (000s). . . . $ 173,824      $ 164,015      $  19,705      $ 138,642       $ 152,939      $ 98,953
 Ratio of expenses to average
   net assets. . . . . . . . . . . . . .      0.84%          0.79%(3)       1.07%(4)       0.86%(4)        0.76%(4)        --
 Ratio of net investment income
   to average net assets . . . . . . . .      0.67%          1.46%(3)       0.36%(4)       1.22%(4)        1.41%(4)      2.64%(3)(4)
 Portfolio turnover. . . . . . . . . . .       104%           113%           113%           102%             40%           13%

_____________


* Institutional Shares were not sold prior to March 1, 1994.

(1) For the period June 28, 1991 (commencement of operations) through November 30, 1991.
(2)       Not Annualized.
(3)       Annualized.
(4) Net of fee waivers and expense reimbursements by the Adviser, Administrator and Distributor. If the fee waivers and expense reimbursements had not been in place, the annualized ratios of expenses to average net assets for the fiscal years or period ended November 30, 1994, 1993, 1992 and 1991 would have been 1.29%, 1.21%,
          1.18% and 1.22%, respectively, and the annualized ratios of net investment income to average net assets would have been 0.13%, 0.87%, 0.99% and 1.42%, respectively.
(5) For the period March 1, 1994 (initial offering date) through November 30, 1994.

                         EMERALD SMALL CAPITALIZATION FUND



  Financial highlights for an Institutional Share of the Small Capitalization
Fund outstanding throughout each of the   periods indicated.




                                                         YEAR ENDED          PERIOD ENDED
                                                     NOVEMBER 30, 1995   NOVEMBER 30, 1994(*)
                                                     -----------------   --------------------
Net asset value, beginning of period . . . . . .          $  9.66              $ 10.00
                                                          -------              -------
Income from investment operations:
  Net investment loss. . . . . . . . . . . . . .            (0.03)               (0.04)
  Net realized and unrealized gains
    (losses) on securities . . . . . . . . . . .             3.15                (0.30)
                                                          -------              -------
Net change in net asset value. . . . . . . . . .             3.12                (0.34)
                                                          -------              -------
Net asset value, end of period . . . . . . . . .          $ 12.78              $  9.66
                                                          -------              -------
Total return . . . . . . . . . . . . . . . . . .            32.30%               (3.40%)(++)
Ratios/supplemental data:
  Net assets, end of period (000s) . . . . . . .          $88,561              $53,509
  Ratio of expenses to average net
    assets . . . . . . . . . . . . . . . . . . .             1.39%                1.29%(+)
  Ratio of net investment loss to
    average net assets . . . . . . . . . . . . .            (0.65%)              (0.54%)(+)
  Ratio of expenses to average net
    assets(**). . . . . . . . . . . . . . . . . .            1.42%                1.48%(+)
  Ratio of net investment loss to
    average net assets**. . . . . . . . . . . . .           (0.68%)              (0.73%)(+)
  Portfolio turnover  . . . . . . . . . . . . . .             229%                 118%

_______________

 (*) For the period January 4, 1994 (commencement of operations) through November 30, 1994.
(**) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (+)  Annualized.
(++)  Not Annualized.

                               EMERALD BALANCED FUND



  Financial highlights for an Institutional Share of the Balanced Fund outstanding throughout each of the periods indicated:




                                                         YEAR ENDED          PERIOD ENDED
                                                     NOVEMBER 30, 1995   NOVEMBER 30, 1994(*)
                                                     -----------------   --------------------
Net asset value, beginning of period . . . . . .          $  9.63              $ 10.00
                                                          -------              -------
Income from investment operations:
  Net investment income. . . . . . . . . . . . .             0.33                 0.27
  Net realized and unrealized gains
    (losses) on securities . . . . . . . . . . .             2.28                (0.37)
                                                          -------              -------
Total loss from investment operations. . . . . .             2.61                (0.10)
                                                          -------              -------
Less dividends and distributions:
  Dividends from net investment income . . . . .            (0.33)               (0.25)
  Distributions in excess of net
    investment income. . . . . . . . . . . . . .            (0.00)               (0.02)
                                                          -------              -------
Total dividends and distributions. . . . . . . .            (0.33)               (0.27)
                                                          -------              -------
Net change in net asset value. . . . . . . . . .             2.28                (0.37)
                                                          -------              -------
Net asset value, end of period . . . . . . . . .          $ 11.91              $  9.63
                                                          -------              -------
                                                          -------              -------
Total return . . . . . . . . . . . . . . . . . .            27.99%               (1.02%)(++)

Ratios/supplemental data:
  Net assets, end of period (000s) . . . . . . .         $ 73,830              $51,170
  Ratio of expenses to average
    net assets . . . . . . . . . . . . . . . . .             0.32%                0.28%(+)
  Ratio of net investment income to
    average net assets . . . . . . . . . . . . .             3.54%                4.11%(+)
  Ratio of expenses to average net
    assets(**) . . . . . . . . . . . . . . . . .             1.10%                1.25%(+)
  Ratio of net investment income to
    average net assets(**) . . . . . . . . . . .             2.76%                3.14%(+)
  Portfolio turnover . . . . . . . . . . . . . .               87%                  33%

_______________

 (*) For the period April 11, 1994 (commencement of operations) through November 30, 1994.
(**) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (+)  Annualized.
(++)  Not Annualized.

                        EMERALD SHORT-TERM FIXED INCOME FUND


  Financial highlights for an Institutional Share of the Short-Term Fixed Income Fund throughout the periods indicated:



                                                         YEAR ENDED          PERIOD ENDED
                                                     NOVEMBER 30, 1995   NOVEMBER 30, 1994(*)
                                                     -----------------   --------------------
Net asset value, beginning of period . . . . . .          $  9.74              $ 10.00
                                                          -------              -------
Income from investment operations:
  Net investment income. . . . . . . . . . . . .             0.61                 0.35
  Net unrealized gains (losses) on
  securities . . . . . . . . . . . . . . . . . .             0.41                (0.26)
                                                          -------              --------
  Total income from investment operations. . . .             1.02                 0.09

Dividends from net investment income . . . . . .            (0.61)               (0.35)
                                                          -------              --------
Net change in net asset value. . . . . . . . . .             0.41                (0.26)
                                                          -------              --------
Net asset value, end of period . . . . . . . . .           $10.15              $  9.74
                                                          -------              --------
                                                          -------              --------

Total return . . . . . . . . . . . . . . . . . .            10.80%               (0.90%)(++)

Ratios/supplemental data:
  Net assets, end of period (000s) . . . . . . .          $14,037              $23,566
  Ratio of expenses to average net
    assets . . . . . . . . . . . . . . . . . . .             0.32%                0.28%(+)
  Ratio of net investment income to
    average net assets . . . . . . . . . . . . .             6.14%                5.55%(+)
  Ratio of expenses to average net
    assets(**) . . . . . . . . . . . . . . . . .             1.43%                1.60%(+)
  Ratio of net investment income to
    average net assets(**) . . . . . . . . . . .             5.03%                4.24%(+)
  Portfolio turnover . . . . . . . . . . . . . .               33%                   0%

----------------

 (*) For the period April 11, 1994 (commencement of operations) through November 30, 1994.
(**) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (+)    Annualized.
(++)    Not Annualized.


(a)    There were no waivers or reimbursements during the period.

                      EMERALD U.S. GOVERNMENT SECURITIES FUND


Financial highlights for an Institutional Share and a Retail Share of the U.S. Government Securities Fund outstanding throughout each of the periods indicated:




                                                 INSTITUTIONAL                                 RETAIL SHARES
                                                     SHARES*            -----------------------------------------------------------
                                          ---------------------------                   YEAR ENDED
                                           YEAR ENDED    PERIOD ENDED   ------------------------------------------     PERIOD ENDED
                                          NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,    NOVEMBER 30,
                                              1995           1994(5)        1994           1993           1992           1991(1)
                                          ------------   ------------   ------------   ------------   ------------    ------------
Net asset value, beginning of period . .    $  9.71      $  10.47        $ 10.79       $  10.52       $  10.46       $  10.00
                                            -------      ---------------------------------------------------------------------
Income from investment operations:
 Net investment income . . . . . . . . .       0.68          0.46           0.58           0.66           0.77           0.27
 Net realized and unrealized gains
   (losses) on securities. . . . . . . .       0.65         (0.75)         (0.94)          0.41           0.12           0.46
                                            -------      ---------        --------      --------       ------------------------
 Total gains (losses) from
  investment operations. . . . . . . . .       1.33         (0.29)         (0.36)          1.07           0.89           0.73
                                            -------      ---------        --------      ---------------------------------------

Less dividends and distributions:
  Dividends from net investment income .      (0.68)        (0.46)         (0.58)         (0.66)         (0.77)         (0.27)
  Distributions from net realized
   gains on securities . . . . . . . . .         --         (0.01)         (0.10)         (0.14)         (0.06)            --
  Distributions in excess of net
   investment income . . . . . . . . . .      (0.00)           --          (0.01)            --             --             --
  Distributions in excess of net
   realized gains. . . . . . . . . . . .         --            --          (0.02)            --             --             --
                                            -------      ---------------------------------------------------------------------
  Total dividends and distributions. . .       0.63         (0.76)         (1.07)          0.27           0.06           0.46
                                            -------      ---------        --------      --------       -----------------------
Net change in net asset value. . . . . .       0.65         (0.76)         (1.07)          0.27           0.06           0.46
                                            -------      ---------        --------      --------       -----------------------
Net asset value, end of period . . . . .     $10.36         $9.71          $9.72         $10.79         $10.52         $10.46
                                                         ---------------------------------------------------------------------
                                                         ---------------------------------------------------------------------
Total return . . . . . . . . . . . . . .     14.10%        (2.83%)(2)     (3.45%)        10.40%          8.79%        7.34%(2)
Ratios/supplemental data:
     Net assets, end of period (000s). . $  74,753      $  69,314      $  30,855      $ 145,328      $  94,006      $  34,693
     Ratio of expenses to average net
      assets . . . . . . . . . . . . . .     0.83%        0.68%(3)         0.98%          0.64%          0.28%             --
     Ratio of net investment income
      to average net assets. . . . . . .     7.43%        5.90%(3)         5.68%          5.91%          7.18%        7.88%(3)
     Ratio of expenses to average net
      assets(4). . . . . . . . . . . . .      (a)         0.69%(3)         1.09%          1.06%          0.99%        1.47%
     Ratio of net investment income
      to average net assets(4) . . . . .      (a)         5.90%            5.57%          5.49%          6.42%        6.41%
     Portfolio turnover. . . . . . . . .       89%           133%           133%            72%            50%          34%

-------------
*    Institutional Shares were not sold prior to March 1, 1994.
(1) For the period July 31, 1991 (commencement of operations) through November 30, 1991.
(2)  Not Annualized.
(3)  Annualized.

(4) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(5) For the period March 1, 1994 (initial offering date) through November 30, 1994.

(a)  There were no waivers or reimbursements during the period.

                             EMERALD MANAGED BOND FUND


     Financial highlights for an Institutional Share of the Managed Bond Fund outstanding throughout each of the periods indicated:



                                                         YEAR ENDED          PERIOD ENDED
                                                     NOVEMBER 30, 1995   NOVEMBER 30, 1994(*)
                                                     -----------------   --------------------
Net asset value, beginning of period . . . . . . .         $ 9.55              $ 10.00
                                                           ------              -------
Income from investment operations:
  Net investment income. . . . . . . . . . . . . .           0.70                 0.45
  Net realized and unrealized gains (losses)
    on securities. . . . . . . . . . . . . . . . .           1.00               (0.00)
                                                           ------              -------
Total gains (losses) from investment operations. .         (1.70)               (0.00)
                                                           ------              -------
Less dividends and distributions:
  Dividends from net investment income . . . . . .         (0.70)               (0.43)
  Distributions in excess of net investment income         (0.00)               (0.02)
                                                           ------              -------
Total dividends and distributions. . . . . . . . .         (0.70)               (0.45)
                                                           ------              -------
Net change in net asset value. . . . . . . . . . .           1.00               (0.45)
                                                           ------              -------
Net asset value, end of period . . . . . . . . . .         $10.55              $  9.55
                                                           ------              -------
                                                           ------              -------
Total return . . . . . . . . . . . . . . . . . . .          18.36%               (0.01%)(++)

Ratios/supplemental data:
  Net assets, end of period (000s) . . . . . . . .         $68,923             $66,588
  Ratio of expenses to average net assets. . . . .           0.31%                0.27%(+)
  Ratio of net investment income to average net assets       6.95%                6.83%(+)
  Ratio of expenses to average net
    assets(**) . . . . . . . . . . . . . . . . . .           0.83%                0.86%(+)
  Ratio of net investment income to
    average net assets(**) . . . . . . . . . . . .           6.43%                6.25%(+)
  Portfolio turnover . . . . . . . . . . . . . . .             92%                  83%

---------------

 (*) For the period April 11, 1994 (commencement of operations) through November 30, 1994.
(**) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (+)    Annualized.
(++)    Not Annualized.

                          EMERALD FLORIDA TAX-EXEMPT FUND


     Financial highlights for an Institutional Share and a Retail Share of the Florida Tax-Exempt Fund outstanding throughout each of the periods indicated:




                                                 INSTITUTIONAL                                 RETAIL SHARES
                                                     SHARES*            -----------------------------------------------------------
                                          ---------------------------                   YEAR ENDED
                                           YEAR ENDED    PERIOD ENDED   ------------------------------------------     PERIOD ENDED
                                          NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,    NOVEMBER 30,
                                              1995           1994(5)        1994           1993           1992           1991(1)
                                          ------------   ------------   ------------   ------------   ------------    ------------
\
Net asset value, beginning of period . .    $  9.87      $  11.07       $  11.33       $  10.55       $  10.14       $  10.00
                                            -------      --------       --------       --------       --------       --------
Income from investment operations:
Net investment income. . . . . . . . . .      0.57%          0.42           0.53           0.61           0.68           0.21
Net realized and unrealized gains
  (losses) on securities . . . . . . . .       1.22         (1.19)         (1.37)          0.78           0.45           0.14
                                            -------      --------       --------       --------       --------       --------
Total gains (losses) from
  investment operations. . . . . . . . .       1.79         (0.77)         (0.84)          1.39           1.13           0.35
                                            -------      --------       --------       --------       --------       --------
Less dividends and distributions:
  Dividends from net investment
    income . . . . . . . . . . . . . . .      (0.57)        (0.42)         (0.53)         (0.61)         (0.68)         (0.21)
  Distributions from net realized
    gains on securities. . . . . . . . .      (0.00)        (0.01)         (0.09)            --          (0.04)            --
                                            -------      --------       --------       --------       --------       --------
  Total dividends and distributions. . .      (0.57)        (0.43)         (0.62)         (0.61)         (0.72)         (0.21)
                                            -------      --------       --------       --------       --------       --------
Net change in net asset value. . . . . .      (1.22)        (1.20)         (1.46)          0.78           0.41           0.14
                                            -------      --------       --------       --------       --------       --------
Net asset value, end of period . . . . .     $11.09     $    9.87          $9.87         $11.33       $  10.55        $ 10.14
                                            -------      --------       --------       --------       --------       --------
                                            -------      --------       --------       --------       --------       --------
Total return . . . . . . . . . . . . . .      18.55%        (7.07%)(2)     (7.75%)        13.37%         11.51%          3.49%(2)

Ratios/supplemental data:
  Net assets, end of period (000s) . . .    $33,979     $  29,309      $ 109,426      $ 207,764      $ 106,946      $  10,589
  Ratio of expenses to average net
    assets . . . . . . . . . . . . . . .       0.74%         0.71%(3)       0.96%          0.65%          0.25%            --
  Ratio of net investment income
    to average net assets. . . . . . . .       5.39%         5.34%(3)       4.96%          5.32%          6.39%          6.40%(3)
  Ratio of expenses to average net assets       (a)          0.71%(3)       1.04%          1.00%          1.21%          3.42%(3)
  Ratio of net investment income to
    average net assets . . . . . . . . .        (a)          5.33%          4.88%          4.97%          5.43%          2.98%(3)
Portfolio turnover . . . . . . . . . . .         89%           89%            48%           105%            45%


-------------
*    Institutional Shares were not sold prior to March 1, 1994.
(1) For the period August 1, 1991 (commencement of operations) through November 30, 1991.
(2)  Not Annualized.
(3)  Annualized.

(4) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(5) For the period March 1, 1994 (initial offering date) through November 30, 1994.

(a)  There were no waivers or reimbursements during the period.

                  RISK FACTORS, INVESTMENT PRINCIPLES AND POLICIES

     The Adviser uses a range of different investments and investment techniques in seeking to achieve a Fund's investment objectives. All Funds do not use all of the investments and investment techniques described below, which involve various risks, and which are also described in the following schedule. You should consider which Funds best meet your investment goals. Although the Funds will endeavor to attain their investment objectives, there can be no assurance they will be successful.

EQUITY FUND


     The investment objective of the Equity Fund is to seek long-term capital appreciation by investing primarily in common stocks. The Fund seeks as a secondary objective potential income growth through its investments. The Fund invests primarily in high quality common stocks selected on the basis of fundamental investment value and growth prospects that the Adviser believes exceed those of the general economy. The Fund may also invest up to 15% of its assets in the types of equity securities permissible for the Small Capitalization Fund. These include securities of smaller companies with a market capitalization between $50 million and $2 billion at the time of purchase. Through these investments, the Fund seeks to provide investors with potentially greater long-term rewards than those provided by investments in larger, more established companies. While the smaller capitalization companies may provide opportunities for greater investment gains, they are typically subject to a greater degree of change in business prospects. Additionally, they are traded in lower volume than securities issued by larger companies and may be more volatile than larger capitalization stocks. In making investment decisions, the Adviser assesses factors such as trading liquidity, financial condition, earnings stability, reasonable market valuation and profitability as measured by return on equity.


     The Equity Fund will normally invest at least 65% of its total assets in equity securities, with the remainder of its assets in cash or cash equivalents (however, the Fund may invest in cash equivalents without limit for temporary defensive purposes). "Equity securities" are either common stock or preferred stock and debt instruments convertible into common stock. Convertible securities acquired by the Fund may be considered speculative.
The Fund intends, however, to invest only in convertible securities of issuers with proven earnings and/or credit, and not more than 15% of the Fund's total assets will be invested in convertible securities rated below investment grade by a Nationally Recognized Statistical Rating Organization ("NRSRO") at the time of purchase. (A description of applicable ratings is attached to the Statement of Additional Information as Appendix A.) "Cash equivalents" include commercial paper, certificates of deposit, repurchase agreements, variable or floating rate notes, bankers' acceptances, U.S. Government obligations and money market mutual fund shares. Additionally, the Fund may invest, through American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"), up to 25% of the value of its total assets in securities of foreign issuers, and may acquire warrants and similar rights giving the Fund the right (but not the obligation) to buy shares of a company at a given price during a certain period.


  EQUITY VALUE FUND



The Investment objective of the Equity Value Fund is to seek long-term capital appreciation. Any income is incidental to this objective. The Fund seeks to achieve its investment objective by investing primarily in common stock, preferred stock (including convertible preferred stock) and debt obligations convertible into common stock that the Adviser believes to be undervalued.
The Fund also seeks to purchase stock with a projected price-earnings ratio below that of the Standard & Poor's 500 Composite Stock Price Index ("S&P

500"). The Adviser invests less than 25% of the value of the Fund's total assets at the time of purchase in securities of issuers conducting their principal business activities in the same industry.


Under normal market and economic conditions, the Fund will invest at least 75% of its total assets in common stock, preferred stock and debt securities convertible into common stock. Equity investments consist primarily of common stock of companies having capitalizations that exceed $100 million. Stocks of these companies generally are listed on a national exchange or are unlisted securities with an established over-the-counter market. In addition, the Fund may hold over types of securities in such proportions as, in the opinion of the Adviser, existing circumstances may warrant, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and other high quality "money market" instruments. The Fund may also hold cash pending investment, during temporary defensive periods or if, in the opinion of the Adviser, suitable stock or convertible debt securities are unavailable. The Fund may invest up to 25% of its total assets in foreign securities either directly or indirectly through ADRs and EDRs and may also write covered call options.


INTERNATIONAL EQUITY FUND


The International Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing at least 75% of its total assets in equity securities of foreign issuers. The Fund's assets will be invested at all times in the securities of issuers located in at least three different foreign countries. Although the Fund may earn income from dividends, interest and other sources, income will be incidental to the Fund's investment objective. The Fund emphasizes established companies, although it may invest in companies of various sizes as measured by assets, sales and capitalization.


The Fund may invest in securities of issuers located in a variety of different foreign regions and countries, including, but not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and The United Kingdom. More than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country. Investment in that country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors.


The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. The Fund may invest in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities.


Securities issued in certain countries are currently accessible to the Fund only through investment in other investment companies that are specifically authorized to invest in such securities. The Fund's policies regarding investments in other investment companies are described under "Portfolio Instruments, Practices and Related Risks."


In addition, the Fund may invest in securities of foreign issuers in the form of ADRs or EDRs.


During temporary defensive periods in response to unusual and adverse conditions affecting the equity markets, or to meet anticipated day-to-day operating expenses, the Fund's assets may be invested in short-term debt instruments. In addition, when the Fund experiences large cash inflows from the issuance of new shares or the sale of portfolio securities, and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities, the Fund may hold short-term investments for a limited time pending availability of suitable equity securities. During normal market conditions, no more than 25% of the Fund's total assets will be invested in short-term debt instruments.


Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. For temporary defensive purposes, the Fund may also invest a major portion of its assets in securities of United States issuers. Less than 25% of the value of the Fund's total assets at the time of purchase will be invested in securities of issuers conducting their principal business activities in the same industry. See "Portfolio Instruments, Practices and Related Risks" below regarding additional investment policies of the Fund.



SMALL CAPITALIZATION FUND

     The investment objective of the Small Capitalization Fund is to provide long-term capital appreciation. The Fund pursues its objective by investing primarily in equity securities such as common stocks and instruments convertible or exchangeable into common stocks.

     Securities held by the Fund will generally be issued by smaller companies. Smaller companies will be considered those companies with market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the Standard & Poor's 500 Index. The market capitalization of the issuers of securities purchased by the Fund will normally be between $50 million and $2 billion at the time of purchase.
In managing the Fund, the Adviser seeks smaller companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, adequate capitalization and fundamental value.

     The Fund has been designed to provide investors with potentially greater long-term rewards than those provided by an investment in a fund that seeks capital appreciation from equity securities of larger, more established companies. Since small capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies, they may provide opportunities for greater investment gains as a result of inefficiencies in the marketplace.

     Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller capitalized companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of larger capitalization stocks. By maintaining a broadly diversified portfolio, the Adviser will attempt to reduce this volatility.

     Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities. In addition to investing in equity securities, the Fund is authorized to invest in cash equivalents to provide cash reserves. The Fund also retains the ability to invest up to 25% of the value of its total assets in foreign securities by utilizing ADRs and EDRS, and may acquire convertible securities, warrants and similar rights.


BALANCED FUND

  The investment objective of the Balanced Fund is to provide an attractive investment return through a combination of growth of capital and current income. The Fund seeks to achieve its objective by allocating assets among three major asset groups: equity securities, fixed income securities and cash equivalents. In pursuing its investment objective, the Adviser will allocate the Fund's assets based upon its evaluation of the relative attractiveness of the major asset groups.


     The Fund's policy is to invest at least 25% of the value of its total assets in fixed income securities (including cash equivalents) and no more than 75% in equity securities at all times. The actual percentage of assets invested in fixed income and equity securities will vary from time to time, depending on the Adviser's judgment as to general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in invested fixed income securities (including cash equivalents, long-term debt securities, and convertible debt securities and preferred stocks to the extent their value is attributable to their fixed income characteristics).



  The Fund's assets may be invested in U.S. Government and agency obligations, corporate bonds, mortgage securities, senior debt securities, preferred stocks and common stocks in such proportions and of such type as are deemed by the Adviser to be best adapted to the current economic and market outlook. The Adviser has incorporated several considerations into its asset allocation decision-making process, including its outlook for future returns on each asset class, inflation, interest rates and long-term corporate earnings growth. Investment returns are normally strongly influenced by these variables and their expected change over time. Therefore, the Adviser will attempt to take advantage of changing economic conditions by increasing or decreasing the ratio of stocks to fixed income obligations or cash equivalents in the Fund. For example, if the Adviser expects more rapid economic growth leading to better corporate earnings in the future, it would normally increase the Fund's equity holdings while reducing its fixed income and cash equivalent holdings.


     The Fund reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 18 months or less) at such times and in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. These short-term obligations include, but are not limited to, commercial paper, bankers' acceptances, certificates of deposit, demand and time deposits of domestic and foreign banks and savings and loan associations, repurchase agreements and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Other types of fixed income securities the Fund may purchase include collateralized mortgage obligations guaranteed by a U.S. Government agency or instrumentality, and U.S. Government-backed trusts that hold obligations of foreign governments and are backed by the full faith and credit of the United States.

     Equity securities purchased by the Balanced Fund will be limited to the types that are permissible investments for the Equity and Small Capitalization Funds. Non-convertible debt obligations will be limited to the types that are permissible investments for the Managed Bond Fund. Convertible securities, foreign securities and other instruments will be acquired in accordance with the limitations described under "Portfolio Investments, Practices and Related Risks."

     The Fund may also invest, through ADRs and EDRS, up to 25% of the value of its total assets in securities of foreign issuers, and may invest in warrants and similar rights.

SHORT-TERM FIXED INCOME AND MANAGED BOND FUNDS

     The Short-Term Fixed Income and Managed Bond Funds offer two alternatives for participating in the fixed income securities markets. The average weighted maturity of the Short-Term Fixed Income Fund is shorter than that of the Managed Bond Fund. Both Funds are subject to the same quality requirements.

     The investment objective of the Short-Term Fixed Income Fund is to seek consistently positive current income with relative stability of principal by investing in investment grade securities and high quality money market instruments. The investment objective of the Managed Bond Fund is to seek a high level of current income and, secondarily, capital appreciation. While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions the average weighted maturity of the Short-Term Fixed Income Fund will not exceed three years and the average weighted maturity of the Managed Bond Fund will be ten years or more.

     Each Fund invests substantially all of its assets in debt obligations such as bonds, debentures and cash equivalents, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, debt obligations of domestic and foreign corporations, debt obligations of foreign, state and local governments and their political subdivisions, and asset-backed securities, including various collateralized mortgage obligations and other mortgage-related securities. The Funds will purchase only those securities which are considered to be investment grade or better by at least one NRSRO or, if unrated, of comparable quality. In addition, during normal market conditions at least 65% of each Fund's total assets will be invested in debt obligations rated "A" or better by at least one NRSRO (or unrated obligations determined to be of comparable quality). Obligations rated in the lowest of the top four rating categories ("BBB" or "Baa") have certain speculative characteristics and are subject to more credit and market risk than securities with higher ratings.

     Most obligations acquired by the Funds will be issued by companies or governmental entities located within the U.S. Up to 35% of the total assets of each Fund may, however, be invested in U.S. dollar-denominated debt obligations of foreign issuers.

     In acquiring particular portfolio securities, the Adviser will consider, among other things, historical yield relationships between corporate and government securities, intermarket yield relationships among various industry sectors, current economic cycles and the attractiveness and creditworthiness of particular issuers. Depending upon the Adviser's analysis of these and other factors, a Fund's holdings in issuers in particular industry sectors may be overweighted or underweighted when compared to the relative industry weightings in recognized indices.

     Due to its short-term average weighted maturity, the Short-Term Fixed Income Fund may generally acquire high quality cash equivalents and repurchase agreements of the types described below under "Portfolio Instruments, Practices and Related Risks" without limitation. Normally at least 65% of the

Managed Bond Fund's total assets will be invested in bonds, debentures, mortgage and other asset-related securities, zero coupon bonds and convertible debentures. The Managed Bond Fund may, however, also invest without limitation in short-term investments to meet anticipated redemption requests, or as a temporary defensive measure if the Adviser determines that market conditions warrant.

     The Funds may also invest in obligations convertible into common stocks, and common stocks, warrants or other fights to buy shares if they are attached to a fixed income obligation. Common stock received through the conversion of convertible debt obligations will normally be sold. For a further description of the Funds' policies with respect to convertible securities, foreign securities and other instruments see "Portfolio Instruments, Practices and Related Risks."

U.S. GOVERNMENT SECURITIES FUND

     The investment objective of the U.S. Government Securities Fund is to seek consistently positive income by investing principally in U.S. Government securities and repurchase agreements collateralized by such securities. The Fund will always invest at least 65% of its total assets in such instruments under normal market conditions. There is no minimum or maximum maturity for securities held, although the Fund expects that (except during temporary defensive periods or unusual market conditions) its dollar-weighted average portfolio maturity will be between five and ten years. The Fund may invest in a variety of U.S. Government securities, including U.S. Treasury bonds, notes and bills, and obligations of a number of U.S. Government agencies and instrumentalities. The Fund may also invest in interests in the foregoing securities, including collateralized mortgage obligations issued or guaranteed by a U.S. Government agency or instrumentality.

     Securities issued or guaranteed by the U.S Government, its agencies or instrumentalities have historically had a very low risk of loss of principal if held to maturity. The Fund, however, can give no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not legally obligated to do so. The value of the Fund's portfolio (and consequently its shares) is expected to fluctuate inversely to changes in the direction of interest rates.

FLORIDA TAX-EXEMPT FUND

     The primary investment objective of the Florida Tax-Exempt Fund is to seek to provide high tax-free income and current liquidity. The potential for long-term capital appreciation is considered to be a secondary objective. In seeking to attain its objectives, the Fund invests its assets primarily in municipal obligations that are rated investment grade or above by one or more NRSROs at the time of purchase. The Fund may also acquire tax-exempt commercial paper, municipal notes and tax-exempt variable rate demand obligations that are rated in the highest rating category by an NRSRO. Obligations purchased by the Fund that have not been assigned a rating will be determined by the Adviser to be of comparable quality. Although obligations rated BBB or Baa (the lowest ratings permitted for the Fund) are considered to be investment grade, they have speculative characteristics and are subject to more credit and market risk than securities with higher ratings. If a portfolio security ceases to be rated investment grade by at least one NRSRO, the security will be sold in an orderly manner as quickly as possible.


     The Adviser hopes to use market opportunities (caused by things such as temporary differences between the yields on securities) to achieve a better performance than what might be obtained by investing in an unmanaged portfolio of municipal securities. The Florida Tax-Exempt Fund will invest at least 80% of its net assets in securities the interest on which is exempt from regular federal income tax, except during defensive periods or periods of unusual market conditions. In addition, under normal conditions the Fund will invest at least 65% of its net assets in securities issued by the state of Florida and its municipalities, counties and other taxing districts, as well as in other securities exempt from the Florida intangibles tax. Under normal market conditions the Fund may invest up to 20% of its net assets in taxable instruments, including certain so-called private activity bonds which are a type of obligation that, although exempt from regular federal income tax, may be subject to the federal alternative minimum tax. From time to time the Fund may hold cash reserves that do not earn income. Although the Fund has the flexibility to invest in municipal obligations with short, medium or long maturities, the Adviser expects that under normal conditions the Fund will invest primarily in obligations that have remaining maturities of more than ten years.


PORTFOLIO INSTRUMENTS, PRACTICES AND RELATED RISKS



SPECIAL RISK CONSIDERATIONS



     FOREIGN SECURITIES. There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.


Although the International Equity Fund will invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S dollars. As a result, the net asset value of the Fund's shares will fluctuate with the U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange-rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.


Certain of the risks associated with investments in foreign securities are heightened with respect to investments in developing countries and fledgling democracies. The risks of expropriation, nationalism and social, political and economic instability are greater in those countries than in more developed capital markets.


     AMERICAN AND EUROPEAN DEPOSITORY RECEIPTS. The International Equity Fund may invest up to 100% of its total assets and the Equity, Equity Value, Small Capitalization and Balanced Fund, may invest up to 25% of its total assets in ADRs and EDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. ADRs and EDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs and EDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations."



     U.S. GOVERNMENT OBLIGATIONS. EACH FUND, may invest in securities issued or guaranteed by the U.S. Government, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities. Obligations of some of these agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the U.S. Treasury; others, like the Export-Import Bank, are supported by the issuer's right to borrow from the Treasury; others, including the Federal National Mortgage Association, are backed by the discretionary ability of the U.S. Government to purchase the entity's obligations; and still others like the Student Loan Marketing Association are backed solely by the issuer's credit. U.S. Government obligations also include U.S. Government-backed trusts that hold obligations of foreign governments and are guaranteed or backed by the full faith and credit of the United States. There is no assurance that the U.S. Government would support, a U.S. Government-sponsored entity were it not required to do so by law.


  ASSET-BACKED SECURITIES. The BALANCED, SHORT-TERM FIXED INCOME, and MANAGED BOND FUNDS may invest in asset-backed securities (I.E., securities backed by installment sale contracts, credit card receivables or other assets). In addition, each of these Funds, as well as the U.S. GOVERNMENT SECURITIES FUND, may invest in U.S. Government securities that are backed by adjustable or fixed rate mortgage loans. The average life of an asset-backed instrument varies with the maturities of the underlying instruments. In the case of mortgages, these maturities may be a maximum of forty years. The average life of an asset-backed instrument is likely to be substantially less than the original maturity of the asset pools underlying the security as the result of scheduled principal payments and prepayments. This may be particularly true for mortgage-backed securities. The rate of such prepayments, and hence the life of the security, will be primarily a function of current market rates and current conditions in the relevant market. In calculating the average weighted maturity of a Fund's portfolio, the maturity of asset-backed instruments will be based on estimates of average life. The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent a Fund purchases asset-backed securities at a premium, prepayments (which often may be made at any time without penalty) may result in some loss of a Fund's principal investment to the extent of any premiums paid.

     Presently there are several types of mortgage-backed securities issued or guaranteed by U.S. Government agencies, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as a real estate mortgage investment conduits, or REMICS. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Although the relative payment rights of these classes can be structured in a number of different ways, most often payments of principal are applied to the CMO classes in the order of their respective stated maturities. CMOs can expose a Fund to more volatility and interest rate risk than other types of asset-backed obligations.

     MUNICIPAL OBLIGATIONS. The FLORIDA TAX-EXEMPT FUND will invest primarily in municipal obligations. The BALANCED, SHORT-TERM FIXED INCOME and MANAGED BOND FUNDS may also invest in municipal obligations. These securities may be advantageous for these Funds when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other securities the particular Fund can purchase. Dividends paid by Funds other than the Florida Tax-Exempt Fund that come from interest on municipal obligations will be taxable to shareholders.

     The two main types of municipal obligations are "general obligation" securities (which are secured by the issuer's full faith credit and taxing power) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or other specific revenue source). A third type of municipal obligation, normally issued by special purpose public authorities, is known as a "moral obligation" security because if the issuer cannot meet its obligations it then draws on a reserve fund, the restoration of which is not a legal requirement. Private activity bonds (such as bonds issued by industrial development authorities) are usually revenue securities issued by or for public authorities to finance a privately operated facility.

     Within the principal classifications described above there are a variety of categories including municipal leases and certificates of participation. Municipal lease obligations are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Adviser, under the supervision of the Board of Trustees, will determine the credit quality or any unrated municipal leases on an on-going basis, including an assessment of the likelihood that the lease will not be cancelled.

     In many cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal obligation is tax-exempt and, accordingly, purchases of such securities are based on the opinion of counsel to the sponsors or issuers of the instruments. Emerald Funds and the Adviser rely on these opinions and do not intend to review the basis for them.


  Municipal obligations purchased by each Fund, including the Florida Tax-Exempt Fund, may be backed by letters of credit or guarantees issued by domestic or foreign banks and other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or a guarantee with respect to a municipal obligation held by a Fund could have an adverse effect on a Fund's portfolio and the value of its shares. As described above under "Foreign Securities," foreign letters of credit and guarantees involve certain risks in addition to those domestic obligations.

     CORPORATE OBLIGATIONS. The BALANCED, SHORT-TERM FIXED INCOME and MANAGED BOND FUNDS and, to a limited extent, THE EQUITY, EQUITY VALUE, INTERNATIONAL EQUITY and SMALL CAPITALIZATION FUNDS may purchase corporate bonds and cash equivalents that meet a Fund's quality and maturity limitations. These investments may include obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, Eurobonds, which are U.S. dollar-denominated obligations of foreign issuers, Yankee bonds, which are U.S. dollar-denominated bonds issued by foreign issuers in the U S. and equipment trust certificates.


     Cash equivalents, such as commercial paper and other similar obligations purchased by a Fund that have an original maturity of thirteen months or less, will either have short-term ratings at the time of purchase in the top category of by one or more NRSROs or be issued by issuers with such ratings. Unrated instruments of these types purchased by a Fund will be determined to be of comparable quality.


  BANK OBLIGATIONS. The BALANCED, SHORT-TERM FIXED INCOME and MANAGED BOND FUNDS, and, to a limited extent, THE EQUITY, EQUITY VALUE, INTERNATIONAL EQUITY and SMALL CAPITALIZATION FUNDS, may purchase Cds, bankers' acceptances, notes and time deposits issued or supported by U.S. or foreign banks and savings institutions that have total assets of more than $1 billion. These Funds may also invest in Cds and time deposits of domestic branches of U.S. banks that have total assets of less than $1 billion if the Cds and time deposits are insured by the FDIC. Investments in foreign banks and foreign branches of U.S. banks will not make up more than 25% of a Fund's total assets when the investment is made. (To the extent permitted by the SEC, bank obligations of U.S. branches of foreign banks will be considered to be investments in U.S. banks for purposes of this calculation.) These Funds may also make interest-bearing savings deposits in amounts not exceeding 5% of their total assets.




     REPURCHASE AGREEMENTS. EACH FUND, except the FLORIDA TAX-EXEMPT FUND, may buy portfolio securities subject to the seller's agreement to repurchase them at an agreed upon time and price. These transactions are known as repurchase agreements. A Fund will enter into repurchase agreements only with financial institutions deemed to be creditworthy by the Adviser or Sub-Adviser, pursuant to guidelines established by the Board of Trustees. During the term of any repurchase agreement, the Adviser or Sub-Adviser will monitor the creditworthiness of the seller, and the seller must maintain the value of the securities subject to the agreement in an amount that is greater than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays connected with the disposition of the underlying obligations. Because of the seller's repurchase obligations, the securities subject to repurchase agreements do not have maturity limitations.


     VARIABLE AND FLOATING RATE INSTRUMENTS. EACH FUND may purchase variable and floating rate instruments. In the case of each Fund except the U.S. GOVERNMENT SECURITIES and FLORIDA TAX-EXEMPT FUNDS, these instruments may include variable amount master demand notes, which are instruments under which the indebtedness, as well as the interest rate, varies. If rated, variable and floating rate instruments must be rated in the highest short-term rating category by an NRSRO. If unrated, such instruments will need to be determined to be of comparable quality. Because of the absence of a market in which to resell a variable or floating rate instrument, a Fund might have trouble selling an instrument should the issuer default or during periods when a Fund is not permitted by agreement to demand payment of the instrument, and for this or other reasons a loss could occur with respect to the instrument.

     STRIPPED SECURITIES. EACH FUND may invest in instruments known as "stripped" securities. These instruments include U.S. Treasury bonds and notes and federal agency obligations on which the unmatured interest coupons have been separated from the underlying obligation. These obligations are usually issued at a discount to their "face value," and because of the manner in which principal and interest are returned may exhibit greater price volatility than more conventional debt securities. Each Fund may invest in stripped securities that have been issued by a federal instrumentality known as the Resolution Funding Corporation and other stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Each Fund may also invest in instruments that have been stripped by their holder, typically a custodian bank or investment brokerage firm, and then resold in a custodian receipt program under names you may be familiar with such as TIGRs and CATS.

     In addition, each Fund, except the Florida Tax-Exempt Fund, may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. SMBS, in particular, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. If the underlying obligations experience greater than anticipated prepayments, a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by Emerald Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's per share net asset value.


     Although stripped securities may not pay interest to their holders before they mature, federal income tax rules require a Fund each year to recognize a part of the discount attributable to a security as interest income. This income must be distributed along with the other income a Fund earns. To the extent shareholders request that they receive their dividends in cash rather than reinvesting them, the money necessary to pay those dividends must come from the assets of a Fund or from other sources such as proceeds from sales of Fund shares and/or sales of portfolio securities. The cash so used would not be available to purchase additional income-producing securities, and a Fund's current income could ultimately be reduced as a result.



     BANK INVESTMENT CONTRACTS AND GUARANTEED INVESTMENT CONTRACTS. The BALANCED, SHORT-TERM FIXED INCOME and MANAGED BOND FUNDS may invest in bank investment contracts ("BICs") issued by banks that meet the asset size requirements described above under "Bank Obligations" and may also invest in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies that have assets of $1 billion or more and meet the quality and credit standards established by the Adviser pursuant to guidelines approved by the Board of Trustees. Pursuant to a BIC or GIC, a Fund would make cash contributions to a deposit account at a bank or insurance company. These contracts are general obligations of the issuing bank or insurance company and are paid from the general assets of the issuing entity. In return for its cash contribution, a Fund would receive interest from the issuing entity at either a negotiated fixed or floating rate. Because BICs and GICs are generally not assignable or transferable without the permission of the bank or insurance company involved, and an active secondary market does not currently exist for these instruments, they are considered illiquid securities and are subject to a Fund's limitation on such investments as described below under "Managing Liquidity."


     PARTICIPATIONS AND TRUST RECEIPTS. The BALANCED, SHORT-TERM FIXED INCOME and MANAGED BOND FUNDS may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives a Fund an undivided interest in the security in the proportion that a Fund's participation interest or receipt bears to the total principal amount of the security. Each Fund intends only to purchase participations and trust receipts from an entity or syndicate, and do not intend to serve as a co-tender in any such activity. As to certain instruments for which a Fund will be able to demand payment, a Fund intends to exercise its right to do so only upon a default under the terms of the security, as needed to provide liquidity, or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest or trust receipt may be deemed to be an extension of credit by a Fund to the issuing financial institution rather than to the obligor of the underlying security and may not be directly entitled to the protection of any collateral security provided by the obligor. In such event, the ability of a Fund to obtain repayment could depend on the issuing financial institution.

     WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. EACH FUND may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. When-issued purchases and forward purchase commitments are not expected to exceed 25% of the value of a Fund's total assets under normal circumstances. These transactions will not be entered into, for speculative purposes but only in furtherance of a Fund's investment objectives.

     INTEREST RATE SWAPS, FLOORS AND CAPS. The BALANCED, SHORT-TERM FIXED INCOME and MANAGED BOND FUNDS may enter into interest rate swaps and purchase interest rate floors or caps in order to protect their net asset value from interest rate fluctuations and to hedge against fluctuations in the floating rate market in which a Fund's investments are traded. A Fund would expect to enter into these hedging transactions primarily to preserve the return or spread of a particular investment or portion of its portfolio and to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive a floating rate of interest for another party's right to receive a fixed rate of interest. The excess, if any, of a Fund's obligations over what it is owed with respect to each interest rate swap will be accrued on a daily basis and cash or other liquid high grade debt securities having an aggregate net asset value equal to such accrued excess will be maintained by a Fund's custodian in a separate account.

     The purchase of an interest rate floor by a Fund would entitle it, to the extent a specified index fell below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party that sold the floor. The purchase of an interest rate cap by a Fund would entitle it, to the extent that a specified index exceeded a predetermined interest rate, to receive payments of interest on a notional principal amount from the party that sold the cap. A Fund will only enter into an interest rate swap, floor or cap transaction if the unsecured commercial paper, senior debt, or claims paying ability of the other party to the transaction is rated either in the top rating category for short-term debt or "A" or its equivalent for long-term debt by an NRSRO,

     STAND-BY COMMITMENTS. The FLORIDA TAX-EXEMPT FUND may acquire stand-by commitments under which a dealer agrees to purchase certain municipal obligations at the Fund's option at a price equal to amortized cost plus interest. These commitments will be used only to assist in maintaining the liquidity of the Fund, and not for trading purposes.

     OTHER INVESTMENT COMPANIES. EACH FUND may invest in the securities of other mutual funds that invest in the particular instruments in which a Fund itself may invest, subject to the requirements of applicable securities laws. When a Fund invests in another mutual fund, it pays a pro rata portion of the advisory and other expenses of that fund as a shareholder of that fund. These expenses are in addition to the advisory and other expenses a Fund pays in connection with its own operations. In particular, the Equity and Balanced Funds may invest in Standard & Poor's Depository Receipts ("SPDRs") and shares of other investment companies that are structured to seek a correlation to the performance of the S&P 500 Index.


     The INTERNATIONAL EQUITY FUND may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund currently intends to limit these investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by a Fund, other investment portfolios of Emerald Funds, or any other investment companies advised by the Adviser.


     BORROWINGS. EACH FUND is authorized to make limited borrowings for temporary purposes and each Fund (except the Florida Tax-Exempt Fund) may enter into reverse repurchase agreements. Under such an agreement a Fund sells portfolio securities and then buys them back later at an agreed-upon time and price. When a Fund enters into a reverse repurchase agreement it will place in a separate custodial account either liquid assets or high grade debt securities that have a value equal to or more than the price a Fund must pay when it buys back the securities, and the account will be continuously monitored to make sure the appropriate value is maintained. Reverse repurchase agreements may be used to meet redemption requests without selling portfolio securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Interest paid by a Fund in a reverse repurchase or other borrowing transaction will reduce a Fund's income.

     SECURITIES LENDING. EACH FUND except the FLORIDA TAX-EXEMPT FUND may lend securities held in its portfolio to broker-dealers and other institutions as a means of earning additional income. These loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, securities loans will be made only to parties the

Adviser or Sub-Adviser deems to be of good standing, and will only be made if the Adviser thinks the possible rewards from such loan justify the possible risks. A loan will not be made if, as a result, the total amount of a Fund's outstanding loans exceeds 30% of its total assets. Securities loans will be fully collateralized.



     MORTGAGE ROLLS. The BALANCED, SHORT-TERM FIXED INCOME, U.S. GOVERNMENT SECURITIES and MANAGED BOND FUNDS may enter into transactions known as "mortgage dollar rolls" in which a Fund sells mortgage-backed securities for current delivery and simultaneously contracts to repurchase substantially similar securities in the future at a specified price which reflects an interest factor and other adjustments. During the roll period, a Fund does not receive principal and interest on the mortgage-backed securities, but it is compensated by the difference between the current sales price and the lower forward price for the future purchase as well as by the interest earned on the cash proceeds of the initial sale. Unless a roll has been structured so that it is "covered," meaning that there exists an offsetting cash or cash-equivalent security position that will mature at least by the time of settlement of the roll transaction, cash, U.S. Government securities or other liquid high grade debt instruments in the amount of the future purchase commitment will be set apart for a Fund involved in a separate account at the custodian. Mortgage rolls are not a primary investment technique for any of these Funds, and it is expected that, under normal market conditions, a Fund's commitments under mortgage rolls will not exceed 10% of the value of its total assets.



     CONVERTIBLE SECURITIES. The EQUITY, EQUITY VALUE, INTERNATIONAL EQUITY, SMALL CAPITALIZATION, BALANCED, SHORT-TERM FIXED INCOME and MANAGED BOND FUNDS may invest in convertible securities, including bonds, notes and preferred stock, that may be converted into common stock either at a stated price or within a specified period of time. In investing in convertibles, a Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.



     None of the assets of the Short-Term Fixed Income and Managed Bond Funds, and no more than 15% of the total assets of the Equity, Equity Value, International Equity, Small Capitalization and Balanced Funds, may be invested in convertible securities rated below investment grade at the time of purchase. Non-investment grade convertible securities must be rated "B" or higher by at least one NRSRO. (A description of applicable ratings is attached to the Statement of Additional Information as Appendix A.) Non-investment grade securities are commonly referred to as "junk" bonds and present a greater risk as to the timely repayment of the principal, interest and dividends. Particular risks include (a) the sensitivity of such securities to interest rate and economic changes, (b) the lower degree of protection of principal and interest payments, (c) the relatively low trading market liquidity for the securities, (d) the impact that legislation may have on the market for these securities (and, in turn, on a Fund's net asset value) and (e) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would negatively affect their ability to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower rated convertible securities and negatively affect the value of outstanding securities and the ability of the issuers to repay principal and interest. If the issuer of a convertible security held by a Fund defaulted. that Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not they are based on fundamental analysis, could also decrease the values and liquidity of lower-rated convertible securities held by a Fund, especially in a thinly-traded market.


     OPTIONS. EACH FUND may write covered call options, buy put options, buy call options and sell, or "write," secured put options on particular securities or various securities indices. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the fight to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the fight to make or receive a cash settlement upon exercise of the option.

     Options purchased by a Fund will not exceed 5%, and options written by a Fund will not exceed 25%, of its net assets. All options will be listed on a national securities exchange and issued by the Options Clearing Corporation.

     Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of any Fund.

     FUTURES AND RELATED OPTIONS. EACH FUND may invest to a limited extent in futures contracts and options on futures contracts in order to gain fuller exposure to movements of security prices pending investment, for hedging purposes or to maintain liquidity. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a securities index. A Fund may not purchase or sell a futures contract (or related option) unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments).


     Each of these Funds may also purchase and sell call and put options on futures contracts. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which that Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, that Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.



     The International Equity Fund may engage in futures transactions on either a domestic or foreign exchange or board of trade. The other Funds will engage in futures transactions only on domestic exchanges or boards of trade.

     More information regarding futures contracts and related options can be found in Appendix B attached to the Statement of Additional Information, which you may request by calling 800/367-5905.


     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the INTERNATIONAL EQUITY FUND may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund may either enter into these transactions on a spot (I.E. cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.


     Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, the forward foreign currency exchange contracts may be rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to the Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by the Board of Trustees.


     The International Equity Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars -- at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash, U.S. Government securities or other liquid high-grade debt securities equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statement of Additional Information for additional information regarding foreign currency exchange transactions.



     MANAGING LIQUIDITY. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons a Fund does not knowingly invest more than 10% of its net assets in illiquid securities. Illiquid securities include repurchase agreements, securities loans and time deposits that do not permit a Fund to terminate them after seven days notice, GICS, BICS, stripped mortgage-backed securities issued by private issuers and securities that are not registered under the securities laws. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper and variable amount master demand notes with maturities of nine months or less and securities for which the Adviser (Sub-Adviser in the case of the International Equity Fund) has determined pursuant to guidelines adopted by the Board of Trustees that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule
144A), are not subject to this 10% limitation. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers were no longer interested in purchasing these restricted securities.



     PORTFOLIO TURNOVER. EACH FUND may sell a portfolio security shortly after it is purchased if it is believed such disposition is consistent with a Fund's objective. Portfolio turnover may occur for a variety of reasons, including the appearance of a more favorable investment opportunity.
Turnover may require payment of brokerage commissions, impose other transaction costs and could increase the amount of income received by a Fund that constitutes taxable capital gains. To the extent capital gains are realized, distributions from the gains may be ordinary income for federal tax purposes (see "Tax Implications"). During the last fiscal year, the annual portfolio turnover rates of the Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds were 104%, 229%, 87%, 33%, 89%, 92% and 89%, respectively. The annual portfolio turnover rates for the Equity Value and International Equity Funds are not expected to exceed 100%.


     OTHER RISK CONSIDERATIONS. As with an investment in any mutual fund, an investment in the Funds entails market and economic risks associated with investments generally. However, there are certain specific risks of which you should be aware.

     Generally, the market value of fixed income securities in the Funds can be expected to vary inversely to changes in prevailing interest rates. You should recognize that in periods of declining interest rates the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and in periods of rising interest rates the market value will tend to decrease. You should also recognize that in periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. The Balanced, Short-Term Fixed Income, Managed Bond, U.S. Government Securities and Florida Tax-Exempt Funds may purchase zero-coupon bonds (I.E., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities.
Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset values.

     In addition, the Florida Tax-Exempt, Balanced, Short-Term Fixed Income and Managed Bond Funds, may purchase custodial receipts, tender option bonds and certificates of participation in trusts that hold municipals or other types of obligations. A certificate of participation gives a Fund an individual, proportionate interest in the obligation and may have a variable or fixed rate. Because certificates of participation are interests in obligations that may be funded through government appropriations, they are subject to the risk that sufficient appropriations as to the timely payment of principal and interest on the obligations may not be made. The NRSRO quality rating of an issue of certificates of participation is normally based upon the rating of the obligations held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue.

     These Funds may also hold other derivative instruments, which may be in the form of participations, custodial receipts evidencing rights to receive a specific future interest payment, principal payment, or both, and bonds that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps. Many of these derivative instruments are proprietary products that have been recently developed by investment banking firms, and it is uncertain how these instruments will perform under different economic and interest-rate scenarios. In addition, to the extent that the market value of these instruments is leveraged, they may be more volatile than other types of obligations and may present greater potential for capital gain or loss. In some cases it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information, and an established secondary market for some instruments may not exist.

     Although the Florida Tax-Exempt Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its total assets in municipal obligations the interest on which comes solely from revenues of similar projects. Additionally, the Florida Tax-Exempt Fund will normally invest more than 25% of its net assets in municipal obligations the issuers of which are located in Florida, and may invest more than 25% of its net assets in industrial development bonds issued before August 7, 1986 that are not treated as a specific tax preference item under the federal alternative minimum tax.

     When a Fund's assets are concentrated in obligations payable from revenues of similar projects or issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.


     Payment on municipal obligations held by a Fund relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments.
Should a foreclosure occur, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted municipal obligation.



     If Florida or any of its political subdivisions should suffer serious financial difficulties to the extent its ability to pay their obligations might be jeopardized, the ability of such entities to market their securities, and the value of the Florida Tax-Exempt Fund, could be adversely affected.


     While the other Funds are classified as "diversified," the Florida Tax-Exempt Fund has been set up as a "non-diversified" portfolio. The investment return of a non-diversified portfolio is typically dependent on the performance of a smaller number of securities than a diversified portfolio, and the change in value of one particular security may have a greater impact on the value of a non-diversified portfolio. A non-diversified portfolio may therefore be subject to greater fluctuations in net asset value. Additionally, non-diversified portfolios may be more susceptible to economic, political and legal developments than a diversified portfolio with similar objectives.

     For your information, set forth below is the average month-end distribution of ratings (at value) for the Florida Tax-Exempt Fund for its fiscal year ended November 30, 1995:



                       PERCENTAGE                                    PERCENTAGE
S&P                     OF VALUE           MOODY'S                    OF VALUE
---                    ----------          -------                    --------
AAA. . . . . . . . . .     37              Aaa. . . . . . . . . . . .    38
AA . . . . . . . . . .     28              Aa . . . . . . . . . . . .    27
A. . . . . . . . . . .      6              A. . . . . . . . . . . . .     6
BBB. . . . . . . . . .     29              Baa. . . . . . . . . . . .    10
Not rated. . . . . . .      0              Not rated. . . . . . . . .    19


FUNDAMENTAL LIMITATIONS


     The Funds' investment objectives and policies discussed above are not fundamental and may be changed by the Board of Trustees without shareholder approval. You will be notified of any material changes, but as a result, a Fund may have different investment objectives from the one they had at the time of your investment. However, each Fund also has in place certain "fundamental limitations" that cannot be changed without the approval of a majority of the Fund's outstanding shares. Some of these fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in full in the Statement of Additional Information.



     1. A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.


     2. A Fund may not purchase securities (with certain exceptions, including U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 50% of the Florida Tax-Exempt Fund's total assets, and up to 25% of the total assets of each other Fund, can be invested without regard to the 5% limitation. A Fund may not purchase more than 10% of the outstanding voting securities of any issuer subject, however, to the foregoing 50% or 25% exception.

     3. A Fund may not borrow money except for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing, Whenever borrowings exceed 5% of a Fund's total assets, the Fund will not make any additional investments.

     4. The Florida Tax-Exempt Fund must invest at least 80% of its net assets in securities that provide interest exempt from regular federal income tax.

     If a percentage limitation is met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.


     In order to permit the sale of a Fund's shares (or a particular class of shares) in some states, Emerald Funds may agree to certain restrictions that may be stricter than the investment policies and limitations discussed above. If Emerald Funds decides that any of these restrictions is no longer in a Fund's best interest, it may revoke its agreement to abide by such restriction by no longer selling shares in the state involved.


                                 --------------

                             INVESTING IN EMERALD FUNDS

YOUR MONEY MANAGER

     BARNETT BANKS TRUST COMPANY, N.A. (REFERRED TO AS "BARNETT" OR THE "ADVISER") SERVES AS INVESTMENT ADVISER FOR EMERALD FUNDS. Barnett is the largest trust organization headquartered in Florida and has notable experience in providing professional investment management services. Organized as a national banking association in 1974, it is the successor to the business of earlier organizations that had provided continuous trust services since 1926. Barnett first began providing advisory services to mutual funds in 1988 and is a subsidiary of Barnett Banks, Inc., a registered Bank holding company that has offered general banking services since 1877,


     ENTRUSTED WITH APPROXIMATELY $__ BILLION UNDER ACTIVE MANAGEMENT, Barnett is an industry leader in providing investment management services to individuals and institutions. As the investment adviser to Emerald Funds, Barnett employs investment professionals who are dedicated to managing money on a full-time basis. For the International Equity Fund only, Barnett has entered into a sub-advisory agreement with [?].


PURCHASE OF SHARES


     Institutional Shares are sold on a continuous basis by Emerald Asset Management, Inc. (called the "Distributor"). The Distributor is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035


     Institutional Shares are sold to Barnett and its affiliates, as well as to Barnett's correspondent banks and other institutions ("Institutions") acting on behalf of themselves or their customers who maintain qualified trust, agency or custodial accounts ("Customers"). Customers may include individuals, trusts, partnerships and corporations. All share purchases are effected through a Customer's account at Barnett or another Institution through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions will be sent to Barnett or the other Institution involved. Barnett and other Institutions (or their nominees) will normally be the holders of record of Institutional Shares acting on behalf of their Customers, and will reflect their Customers' beneficial ownership of shares in the account statements provided by them to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Funds will be governed by the Customers' account agreements with Barnett and other Institutions.

     Institutional Shares are sold at the net asset value per share next determined after receipt of a purchase order from an Institution by the Funds' transfer agent. The minimum initial investment in a Fund for an Institution is $250,000 with no minimum subsequent investment. Barnett and other Institutions may establish different minimum investment requirements for their Customers. For example, there is no minimum initial investment for transfers of assets by Customers from other banks or financial institutions. Barnett and other Institutions may also charge their Customers certain account fees depending on the type of account a Customer has established with the Institution. These fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Information concerning these minimum account requirements, services and any charges should be obtained from the Institutions before a Customer authorizes the purchase of Fund shares, and this Prospectus should be read in conjunction with any information so obtained.

     For all Funds, purchase orders placed by an Institution for Institutional Shares must be received by the Funds' transfer agent before the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New

York Stock Exchange (the "Exchange") on a day on which the Exchange is open for business (a "Business Day"). Payment for shares must be made by Institutions in federal funds or other funds immediately available to the Funds' custodian no later than 4:00 p.m. (Eastern time) on the Business Day immediately following placement of the purchase order. On days when the Exchange closes early due to a partial holiday or otherwise, the Funds reserve the right to advance the times at which purchase and redemption orders must be received in order to be processed on that Business Day.

     Each Fund observes the following holidays: New Year's Day (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed).

     It is the responsibility of Institutions to transmit orders for purchases by their Customers promptly to the Fund in accordance with their agreements with their Customers, and to deliver required investments on a timely basis. If federal funds are not received within the period described, the order will be cancelled, notice will be given, and the Institution will be responsible for any loss to Emerald Funds or its beneficial shareholders. Payments for shares of a Fund may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for that Fund. For further information see "In-Kind Purchases" in the Statement of Additional
Information.

     Purchase orders must include the purchasing Institution's tax identification number. Emerald Funds reserves the right to reject any purchase order or to waive the minimum initial investment requirement. Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded in the shareholder records of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

     You should note that neither Emerald Funds nor its service contractors will be responsible for any loss or expense for acting upon telephone instructions that are believed to be genuine. In attempting to confirm that telephone instructions are genuine, Emerald Funds will use procedures considered reasonable. To the extent Emerald Funds does not use reasonable procedures to form its belief, it and/or its service contractors may be responsible for instructions that are fraudulent or unauthorized.

REDEMPTION OF SHARES

     Redemption orders are effected at the net asset value per share next determined after receipt of the order from an Institution by Emerald Funds' transfer agent. Emerald Funds imposes no charges when Institutional Shares are redeemed. Barnett and other Institutions may charge fees to their Customers for their services in connection with investments. Shares held by an Institution on behalf of its Customers must be redeemed in accordance with the instructions and limitations pertaining to the account at the Institution.

     The Funds may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted under the Investment Company Act of 1940.

     Emerald Funds intends to pay cash for all shares redeemed, but in unusual circumstances may make payment wholly or partly in readily marketable portfolio securities at their then market value equal to the redemption price if it appears appropriate to do so in light of the Funds' responsibilities under the Investment Company Act of 1940. See the Statement of Additional Information ("Additional Purchase and Redemption Information") for examples of when such redemptions might be appropriate. In those cases, an investor may incur brokerage costs in converting securities to cash. The Funds may also redeem shares involuntarily if the balance has fallen below the minimum level due to shareholder redemptions, not due to market fluctuations.


     It is the responsibility of the Institutions to provide their customers with statements of account with respect to transactions made for their accounts at the Institutions.


     Share balances may be redeemed pursuant to arrangements between Institutions and their Customers. It is the responsibility of an Institution to transmit redemption orders to Emerald Funds' transfer agent and to credit its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for all Funds are normally wired in federal funds to the redeeming Institution the Business Day following receipt of the order by the transfer agent. Emerald Funds reserves the right, however, to delay the wiring of redemption proceeds for up to seven days after receipt of a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect a Fund.


     The value of shares that are redeemed may be more or less than their original cost, depending on a Fund's current net asset value.

DIVIDENDS AND DISTRIBUTIONS

WHERE DO DIVIDENDS AND DISTRIBUTIONS COME FROM?


     Dividends for each Fund are derived from its net investment income. In the case of the Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds, net investment income comes from the interest on the bonds and other investments that they hold in their portfolios. For the Equity, Equity Value, International Equity, Small Capitalization and Balanced Funds net investment income is made up of dividends received from the stocks they hold, as well as interest accrued on convertible securities, money market instruments and other debt obligations held in their portfolios.



     The Funds realize capital gains when they sell a security for more than its cost. Each Fund will make distributions of its net realized capital gains, if any, after any reductions for capital loss carryforwards.


WHAT ARE THE DIVIDEND AND DISTRIBUTION OPTIONS?


     Shareholders receive dividends and net capital gains distributions. Dividends and distributions are automatically reinvested in the same share class of the Fund on which the dividend or distribution was declared, unless the shareholder specifically elects to receive payments in cash. Your election and any subsequent change should be made in writing to:



                                  Emerald Funds
                            BISYS Fund Services, Inc.
                                3435 Stelzer Road
                            Columbus, OH  43219-3035



     Your election is effective for dividends and distributions with record dates (with respect to the Equity, Equity Value, International Equity, Small Capitalization and Balanced Funds) or payment dates (with respect to the Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds) after the date the Funds' transfer agent receives the election.

WHEN ARE DIVIDENDS AND DISTRIBUTIONS DECLARED AND PAID?


                                                        DIVIDENDS ARE
                                                     -------------------
FUND                                                 DECLARED       PAID
----                                                 --------       ----

(1)  Equity, Equity Value and Balanced . . . . . .     Quarterly   Quarterly
(2)  International Equity and Small
     Capitalization. . . . . . . . . . . . . . . .     Annually    Annually
(3)  Short-Term Fixed Income, U.S.
     Government Securities, Managed Bond and
     Florida Tax-Exempt. . . . . . . . . . . . . .     Daily       Monthly
                                                                   within five
                                                                   business days
                                                                   after month
                                                                   end


(1) Dividends for the Equity, Equity Value and Balanced Funds may be declared and paid at times that do not fall at the end of a calendar quarter.
(2) Dividends for the International Equity and Small Capitalization Fund may be declared and paid at times that do not fall at the end of a calendar year.

(3) Shares of the Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds begin earning dividends the first Business Day after acceptance of the purchase order for which Emerald Funds' custodian has received payment and stop earning dividends on the Business Day such shares are redeemed.

     With respect to the Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds, if all the Institutional Shares held by an Institution in such a Fund are redeemed, the Fund will pay accrued dividends within five Business Days after redemption.

     Net capital gain distributions for each of the Funds, if any, are made at least annually after any reductions for capital loss carryforwards.

EXPLANATION OF SALES PRICE


     Institutional Shares of the Funds are sold at net asset value. Net asset value per share is determined on each Business Day (as defined above) at 4:00 p.m. (Eastern time) with respect to each Fund by adding the value of a Fund's investments, cash and other assets attributable to its Institutional Shares, subtracting the Fund's liabilities attributable to those shares, and then dividing the result by the number of Institutional Shares of the Fund that are outstanding. More information about valuation can be found in the Funds' Statement of Additional Information, which you may request by calling
__________________________.



     Foreign of the securities acquired by the International Equity as well as the other Funds may be traded on foreign exchanges or over-the-counter markets on days on which a Fund's net asset values are not calculated. In such cases, the net asset values of the Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.


EXCHANGE PRIVILEGE


     If you wish, Institutional Shares of the Equity, Equity Value, International Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government Securities, Managed Bond or Florida Tax-Exempt Funds may be exchanged for Retail Shares of the same Fund in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of Barnett or another bank, trust company or thrift institution. Similarly, a Customer may exchange Retail Shares for Institutional Shares of the same Fund if the shares are to he held in such a qualified trust, agency or custodial account. These exchanges are made without a sales charge at the net asset value of the respective share classes. The particular class of shares you are exchanging into must be registered for sale in your state. The exchange privilege may be modified or terminated at any time. At least 60 days' notice will be given to shareholders of any material modification or termination of the exchange privilege except where notice is not required by the Securities and Exchange Commission.


OTHER SERVICE PROVIDERS


     While the investment advice provided to the Funds is essential, Emerald Funds would not be able to function without the services of a number of other companies. Some of these companies are listed below. For further information as to the services these companies provide, as well as more information regarding investment advisory services, see "Fund Management."


                                   ADMINISTRATOR
                       BISYS FUND SERVICES LIMITED PARTNERSHIP
                                      ("BISYS")



     BISYS, a wholly-owned subsidiary of The BISYS Group, Inc., is responsible for coordinating Emerald Funds' efforts and generally overseeing the operation of the Funds' business. It has been providing services to mutual funds since 1987.


                                    DISTRIBUTOR

                           EMERALD ASSET MANAGEMENT, INC.


     Emerald Asset Management, Inc. is a wholly-owned subsidiary of BISYS. Mutual funds structured like the Funds sell shares on a continuous basis. The Funds' shares are sold through the Distributor.


                                     CUSTODIAN
                                THE BANK OF NEW YORK

The Bank of New York is responsible for holding the investments that the Funds own.

                                 TRANSFER AGENT
                            BISYS FUND SERVICES, INC.



     BISYS Fund Services, Inc. is the Transfer Agent for the Funds. This means that its job is to maintain the account records of all shareholders of record in the Funds, as well as to administer the distribution of any dividends or distributions declared by the Funds.


                            THE EMERALD FAMILY OF FUNDS


     Emerald Funds was organized on March 15, 1988 as a Massachusetts business trust, and is a mutual fund of the type known as an "open-end management investment company." The Agreement and Declaration of Trust permits the Board of Trustees of Emerald Funds to classify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two share classes of the Funds. Each Fund, except the Florida Tax-Exempt Fund, is classified as a diversified company. The Board of Trustees has also authorized the issuance of additional classes of shares representing interests in other portfolios of Emerald Funds. Information regarding these other portfolios and share classes may be obtained by contacting the Distributor at the address listed on page 33.

     The Institutional Shares of the Equity, Equity Value, International Equity, Small Capitalization, Balanced, Short-Term Fixed Income, Managed Bond, U.S. Government Securities and Florida Tax Exempt Funds are described in this prospectus. These Funds also offer Retail Shares. Institutional and Retail Shares bear a pro rata portion of all operating expenses incurred by the Funds, except for certain miscellaneous "class expenses" (I.E. certain printing, registration and per account transfer agency expenses). In addition, Retail Shares bear all payments under the Funds' Combined Distribution and Service Plan and the Shareholder Processing Plan (the "Plans"). Under the Plans the Distributor and Service Organizations receive fees for distribution services.


     Payments under the Combined Distribution and Service Plan for Retail Shares may be made for payments to broker-dealers and financial institutions under agreements with those organizations for Shareholder services provided to Retail shareholders and/or the maintenance of Retail shareholder accounts. Payments under the Combined Distribution and Service Plan for Retail Shares may not exceed .25% (on an annual basis) of the average daily net asset value of outstanding Retail Shares. Distribution payments under the Combined Distribution and Service Plan are subject to the requirements of a rule under the Investment Company Act of 1940 known as Rule 12b-1.



     Under the Shareholder Processing Plan Service Organizations agree to provide various shareholder processing services, such as providing necessary personnel and facilities to establish and maintain shareholder accounts and records for Clients; assisting in aggregating and processing purchase, exchange and redemption transactions; placing net purchase and redemption orders with the Fund's distributor; arranging for wiring of funds; transmitting and receiving funds in connection with Client orders to purchase or redeem Shares; processing dividend payments; verifying and guaranteeing Client signatures in connection with redemption orders and transfers and changes in Client-designated accounts, as necessary; providing periodic statements showing a Client's account balance and, to the extent practicable, integrating such information with other Client transactions otherwise effected through or with us; furnishing (either separately or on an integrated basis with other reports sent to a Client by us) periodic statements and confirmations of purchases, exchanges and redemptions; transmitting on behalf of the Funds, proxy statements, annual reports, updating prospectuses and other communications from the Funds to Clients; receiving, tabulating and transmitting to the Funds proxies executed by Clients with respect to shareholder meetings; providing the information to the Funds necessary for accounting or subaccounting; and providing such other similar services as may reasonably be requested. Payments for these services may not exceed .25% (on an annual basis) of the average daily net asset value of a Fund's outstanding Retail Shares.




     Emerald Funds offers various services and privileges in connection with its Retail Shares that are not offered in connection with its Institutional
Shares, including an automatic investment plan, an automatic withdrawal plan and share exchange privileges among Funds. Persons selling or servicing
Retail Shares of the Funds may receive different compensation with respect to one particular class of shares over another in the same Fund.


     Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shares of all Emerald Fund portfolios vote together and not by class, unless otherwise required by law or permitted by the Board of Trustees. All shareholders of a particular Fund will vote together as a single class on matters pertaining to the Fund's investment advisory agreement and fundamental investment limitations. Only Retail shareholders, however, will vote on matters pertaining to the Plans for Retail Shares.


     Emerald Funds is not required to and does not currently expect to hold annual meetings of shareholders to elect trustees. The trustees will call a shareholder meeting upon the written request of shareholders owning at least 10% of the shares entitled to vote. As of December 31, 1995, the Adviser and its affiliates possessed, on behalf of their underlying customer accounts, voting or investment power with respect to a majority of the outstanding shares of Emerald Funds. More information about shareholder voting rights can be found in the Statement of Additional Information under "Description of Shares."

                             THE BUSINESS OF THE FUNDS

FUND MANAGEMENT

     THE BUSINESS AFFAIRS OF EMERALD FUNDS ARE MANAGED UNDER THE GENERAL SUPERVISION OF THE BOARD OF TRUSTEES.

     The following individuals serve as trustees of Emerald Funds:

     - Chesterfield H. Smith, Chairman of the Board of Emerald Funds, is a Senior Partner of the law firm of Holland and Knight.

     - John G. Grimsley, President of Emerald Funds, is a member of the law firm of Mahoney, Adams & Criser.

     -    Raynor E. Bowditch is the President of Bowditch Insurance
          Corporation.

     - Mary Doyle is the Dean in Residence of the Association of American Law Schools.

     -    Albert D. Ernest is the President of Albert Ernest
          Enterprises.



     Emerald Funds has also employed a number of professionals to provide investment management and other important services to the Funds. BARNETT BANKS TRUST COMPANY, N.A. serves as the Funds' adviser and has its principal offices at 9000 Southside Boulevard, Building 100, Jacksonville, Florida 32256. BISYS Fund Services Limited Partnership, located at 3435 Stelzer
Road, Columbus, Ohio 43219-3055 serves as the Funds' administrator, and BISYS' wholly-owned subsidiary, Emerald Asset Management, Inc., located at the same address is the registered broker-dealer that sells the Funds' shares. The Funds also have a custodian, The Bank of New York, located at 90 Washington Street, New York, New York 10286 and a transfer and dividend paying agent, BISYS Fund Services, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219-3055.



     ADVISER. As of December 31, 1995 Barnett had approximately $__ billion under active management, with $__ billion in equity securities, $__ million in taxable fixed income securities, $___ billion in treasury and government securities, $___ billion in municipals and $___ billion in money market instruments. Barnett is a subsidiary of Barnett Banks, Inc., a registered bank holding company that has offered general banking services since 1877.


     Barnett manages the investment portfolios of the Funds, including selecting portfolio investments and making purchase and sale orders.


     A Fund's portfolio manager is primarily responsible for the day-to-day management of its investment portfolio. Russell Creighton, C.F.A., a Senior Vice President of Barnett, has been the portfolio manager of the Equity Fund since September of 1993, and has also managed the Balanced Fund since it commenced operations on April 11, 1994. Mr. Creighton has been a portfolio manager with Barnett since 1983, and in addition to the Equity Fund currently manages a diversified common stock fund and assists in preparing ongoing equity investment strategy. Martin E. LaPrade and Joseph E. Tannehill co-manage the International Equity Fund which commenced operations on December 26, 1995 and along with Mr. Creighton, co-manage the Equity Value Fund.
Martin E. LaPrade, C.F.A., is a Senior Vice President with Barnett and currently has 11 years of investment experience. He serves as a strategist and an equity portfolio manager with additional responsibility in asset allocation research and directs the asset allocation decisions for balanced account management. He joined Barnett in 1978. Joe E. Tannehill, C.F.A., is a Vice President with Barnett and currently has 9 years of investment experience. Mr. Tannehill is primarily responsible for applying quantitative methods to equity security research. In addition, he oversees the management of the Enhanced Index Equity Commingled Fund. He joined Barnett in 1982.
Dean McQuiddy, C.F.A., a Vice President with Barnett, has managed the Small Capitalization Fund since its commencement of operations on January 4, 1994, and also manages the small capitalization portion of the Equity and Balanced Funds. Since joining Barnett in 1983, Mr. McQuiddy has been an equity analyst and an institutional portfolio manager, and for the last seven years has managed Barnett's employee benefits small capitalization fund. Jacqueline Lunsford, C.F.A., a Senior Vice President with Barnett, has managed the Short-Term Fixed Income Fund since it commenced operations April 11, 1994. Ms. Lunsford has been with Barnett since 1988, and also manages money market mutual funds for Emerald Funds and other customers. Andrew Cantor, C.F.A., a Senior Vice President with Barnett, has managed the U.S. Government Securities Fund since its inception in 1991, and has also managed the Managed Bond Fund since it commenced operations April 11, 1994. For the past ten years, Mr. Cantor has served as the senior fixed income manager in Barnett's Institutional Investments Group, where his responsibilities have included setting fixed income investment strategy and managing a number of major taxable fixed income accounts, including several commingled funds. Douglas Byrne, a Senior Vice President of Barnett, has been the portfolio manager of the Florida Tax-Exempt Fund since it began operations in 1991. Mr. Byrne is the manager of Barnett's Trading Department and for the last seven years has been its senior tax-exempt portfolio manager. In addition to managing the Florida Tax-Exempt Fund, Mr. Byrne has direct responsibility for several tax-exempt common trust funds and institutional accounts.


     Although expected to be infrequent, Barnett may consider the amount of Fund shares sold by broker-dealers and others (including those who may be connected with Barnett) in allocating orders for purchases and sales of portfolio securities. This allocation may involve the payment of brokerage commissions or dealer concessions. Barnett will not engage in this practice unless the execution capability of and the amount received by such broker-dealer or other company is believed to be comparable to what another qualified firm could offer.

     BISYS. BISYS is an Ohio limited partnership and is a wholly-owned subsidiary of The BISYS Group, Inc.



     BISYS provides a wide range of such services to Emerald Funds, including maintaining the Funds' offices, providing statistical and research data, coordinating the preparation of reports to shareholders, calculating or providing for the calculation of the net asset values of Fund shares, dividends and capital gain distributions to shareholders, and performing other administrative functions necessary for the smooth operation of the Funds. BISYS has entered into an agreement with The Bank of New York to perform certain services, such as the calculation of net asset value of the Funds' shares, dividends and capital gains distributions to shareholders, and maintaining the Funds' books and records. The Funds bear all fees and expenses charged by The Bank of New York for these services. Certain officers of Emerald Funds, namely Mr. Blundin, are also an officer and/or director of BISYS and the Distributor.


  EXPENSES. In order to support the services described above, as well as other matters essential to the operation of the Funds, the Funds incur certain expenses. Expenses are paid out of a Fund's assets, and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to a shareholder or deducted from a shareholder's account. Barnett is entitled to advisory fees that are calculated daily and payable monthly at the annual rate of 1.00% of the International Equity and Small Capitalization Funds' average daily net assets, .60% of each of the Equity, Equity Value and

Balanced Funds' average daily net assets, and .40% of the Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds' average daily net assets. The advisory fee payable by the International Equity Fund is higher than those paid by most mutual funds, although the Board of Trustees believes it is comparable to the advisory fees payable by many international funds.


     For the fiscal year ended November 30, 1995, Barnett received fees, after waivers, at the effective annual rates of .60%, 1.00%, .40% and .40% of the average daily net assets of the Equity, Small Capitalization, U.S. Government Securities and Florida Tax-Exempt Funds, respectively. Barnett voluntarily waived all fees for the Balanced, Short-Term Fixed Income and Managed Bond Funds.



BISYS is entitled to an administration fee calculated daily and payable monthly at the effective annual rate of .0775% of the first $5 billion of the aggregate net assets of all of the Emerald Funds, .07% of the next $2.5 billion, .065% of the next $2.5 billion and .05% of all assets exceeding $10 billion. In the event the aggregate average daily net assets for all Funds falls below $3 billion, the fee will be increased to .08% of the aggregate average daily net assets of all of the Emerald Funds.



     For the fiscal year ended November 30, 1995 the Funds paid administration fees, after waivers, to the prior administrator under the administration agreements then in effect, at the effective rate of .08% of the average daily net assets of each Fund.




     Other operating expenses borne by the Funds include taxes; interest; fees and expenses of trustees and officers who are not also officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, BISYS or any of their affiliates; Securities and Exchange
Commission fees; state securities registration and qualification fees;
charges of the custodian and of the transfer and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; costs of shareholder reports and meetings; and any extraordinary expenses. Each Fund also pays any brokerage fees, commissions and other transaction charges (if any) incurred in connection with the purchase and sale of its portfolio securities.


     FEE WAIVERS. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Barnett and the Funds' other service providers, as well as by certain mandatory expense limits imposed by some state securities regulators. As to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to fiscal year end. Such waivers and reimbursements would increase the yield to investors when made but would decrease return if a Fund were required to reimburse in service provider.


TAX IMPLICATIONS

     As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation.

     You will be advised at least annually regarding the federal income tax treatment of dividends and distributions made to you.

     FEDERAL TAXES. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (called the "Code"), meaning that to the extent a Fund's earnings are passed on to shareholders as required by the Code, the Fund itself generally will not be required to pay federal income taxes.

     In order to so qualify, each Fund will pay as dividends at least 90% of its investment company taxable income. Investment company taxable income includes taxable interest, dividends, gains attributable to market discount on taxable as well as tax-exempt securities, and the excess of net short-term capital gain over net long-term capital loss. To the extent you receive a dividend based on investment company taxable income, you must treat that dividend as ordinary income in determining your gross income for tax purposes, whether you received it in the form of cash or additional shares. Unless you are exempt from federal income taxes, the dividends you receive from each Fund, other than the "exempt interest dividends" from the Florida Tax-Exempt Fund, will be taxable to you.

     In addition, the Florida Tax-Exempt Fund will pay at least 90% of its net exempt-interest income as dividends known as "exempt-interest dividends." These dividends may be treated by you as excludable from your gross income (unless the exclusion would be disallowed because of your particular situation). You should note that income that is not subject to federal income taxes may nonetheless have to be considered along with other adjusted gross income in determining whether any Social Security payments received by you are subject to federal income taxes.

     If the Florida Tax-Exempt Fund holds certain so-called "private activity bonds," issued after August 7, 1986, shareholders will need to include as an item of tax preference for purposes of the federal alternative minimum tax that portion of the dividends paid by the Fund derived from interest received on such bonds.


     Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain, no matter how long you have held Fund shares. If you hold shares for six months or less, and during that time receive a distribution that is taxable as a long-term capital gain, any loss you might may realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gains distribution.


     A shareholder considering purchasing shares of a Fund on or just before the record date of any capital gains distributions (or in the case of the Equity, Small Capitalization or Balanced Funds, the record date of dividends and capital gains distributions) should be aware that the amount of the forthcoming dividend or distribution, although in effect a return on capital, will be taxable.

  Any dividends declared by a Fund in October, November or December of a particular year and payable to shareholders of record on a date during those months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year, so long as the dividends are actually paid in January of the following year.

     Shareholders of the Funds may realize a taxable gain or loss when redeeming, transferring or exchanging shares of a Fund, depending on the difference in the prices at which the shareholder purchased and sold the shares.

     It is expected that the International Equity Fund will be subject to foreign withholding taxes with respect to income received from sources within foreign countries. So long as more than 50% of the value of this Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the

Fund makes this election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder would be entitled either (a) to credit their proportionate amount of such taxes against their federal income tax liabilities, subject to certain limitations described in the Statement of Additional Information, or (b) if they itemize their deductions, to deduct such proportionate amount from their U.S. income.

     STATE AND LOCAL TAXES GENERALLY. Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser regarding these taxes. In particular, except as stated below, dividends paid by the Florida Tax-Exempt and the U.S. Government Securities Funds may be taxable under state or local law as dividend income, even though all or part of those dividends come from interest on obligations that would be free of such income taxes if held by you directly.

     FLORIDA TAXES (FLORIDA TAX-EXEMPT FUND). Florida does not currently have an income tax for individuals, and therefore individual shareholders of the Florida Tax-Exempt Fund will not be subject to any Florida income tax on amounts received from the Fund. However, Florida does impose an income tax on certain corporations, so that such amounts may be taxable to corporate shareholders.

     Florida also imposes an "intangibles tax" at the annual rate of 2 mills or 0.20% on certain securities and other intangible assets owned by Florida residents. With respect to the first mill, or first .10%, of the intangibles tax, every natural person is entitled each year to an exemption of the first $20,000 of the value of the property subject to the tax. A husband and wife filing jointly will have an exemption of $40,000. With respect to the last one mill, or last .10%, of the intangibles tax, every natural person is entitled each year to an exemption of the first $100,000 of the value of the property subject to the tax. A husband and wife filing jointly will have an exemption of $200,000.

     Obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the U.S. Government, its agencies and certain U.S. territories and possessions (such as Guam, Puerto Rico and the Virgin Islands), as well as cash, are exempt from this intangibles tax. If on December 31 of any year the portfolio of the Florida Tax-Exempt Fund consists solely of such exempt assets, then that Fund's shares will be entirely exempt from the Florida intangibles tax payable in the following year.

     The Florida Tax-Exempt Fund intends, but cannot guarantee, that its shares will qualify for total exemption from the Florida intangibles tax. In order to take advantage of this exemption, the Fund may sell non-exempt assets held in its portfolio during the year and reinvest the proceeds in exempt assets, or hold cash, prior to December 31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Fund's investment return and might exceed any increased investment return the Fund achieved by investing in non-exempt assets during the year.

MEASURING PERFORMANCE

- Performance information provides you with a method of measuring and monitoring your investments. Each Fund may quote performance in advertisements or shareholder communications. The performance for the Funds' Institutional Shares will be calculated separately from the performance of the Funds' other classes of shares.

UNDERSTANDING PERFORMANCE MEASURES:

- Total return for each Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

- Yields for the Funds are calculated on a specified 30-day (or one-month) period by dividing the net income for the period by the maximum offering price on the last day of the period, and analyzing the result on a semi-annual basis. Net income used in yield calculations may be different than net income used for accounting purposes.

- Tax-equivalent yield for the Florida Tax-Exempt Fund shows the amount of taxable yield needed to produce an after-tax equivalent of a tax-free yield, and is calculated by increasing the yield (as calculated above) by the amount necessary to reflect the payment of federal income taxes at a stated rate.

PERFORMANCE COMPARISONS:

     The Funds may compare their yields and total returns to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

     Total return and yield data as reported in national financial publications such as MONEY, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, as well as in publications of a local or regional nature, may be used for comparison.

     The performance of the Funds may also be compared to data prepared by Lipper Analytical Services, Inc., Mutual Fund Forecaster, Wiesenberger Investment Companies Services, Morningstar or CDA Investment Technologies, Inc., and total returns for the Funds may be compared to indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Lehman Brothers Bond Indexes, the Merrill Lynch Bond Indexes, the Wilshire 5000 Equity Indexes or the Consumer Price Index.


     The performance of the International Equity Fund may be compared to either the Morgan Stanley Capital International Index or the FT World Actuaries Index.



                           ---------------------------

SPECIAL INFORMATION FOR INVESTORS IN THE FLORIDA TAX-EXEMPT FUND:

     You may find it particularly useful to compare the tax-free yield of the Florida Tax-Exempt Fund to the equivalent yield from taxable investments. For an investor in a low tax bracket, it may not be helpful to invest in a tax-exempt investment if a higher after-tax yield can be achieved from a taxable instrument.

     The following table illustrates the differences between hypothetical tax-free yields and tax-equivalent yields for different tax brackets. You should be aware, however, that tax brackets can change over time and that your tax adviser should be consulted for specific yield calculations. (The federal tax brackets and rates below are those currently available for 1995.)


                 TAXABLE INCOME
-------------------------------
                                                                                TAX EXEMPT YIELD
    SINGLE                JOINT         FEDERAL    ------------------------------------------------------------------------------
    RETURN                RETURN        BRACKET    4.00%    4.50%    5.00%    5.50%    6.00%    6.50%    7.00%    7.50%     8.00%
----------------    ----------------   ---------   -----    -----    -----    -----    -----    -----    -----    -----     -----
                                                                        EQUIVALENT TAXABLE YIELD
                                       -------------------------------------------------------------------------------------------
Not over $22,750    Not over $38,000   15.000%     4.71%    5.29%    5.88%    6.47%    7.06%    7.65%    8.24%    8.82%     9.41%
22,751-55,100       38,001-91,850      28.000%     5.56%    6.25%    6.94%    7.64%    8.33%    9.03%    9.72%   10.42%    11.11%
55,101-115,000      91,851-140,000     31.000%     5.80%    6.52%    7.25%    7.97%    8.70%    9.42%   10.14%   10.87%    11.59%
115,001-250,000     140,001-250,000    36.000%     6.25%    7.03%    7.81%    8.59%    9.38%   10.16%   10.94%   11.72%    12.50%
Over 250,000        Over 250,000       39.600%     6.62%    7.45%    8.28%    9.11%    9.93%   10.76%   11.59%   12.42%    13.25%


     These yields are for illustrative purposes only. The tax brackets do not take into account the effect of reductions in the deductibility of itemized deductions for taxpayers with adjusted gross income over $108,450 or the possible effect of the federal alternative minimum tax. Additionally, effective brackets and equivalent taxable yields could be higher than those shown. The brackets do not take into consideration the Florida intangibles tax, and equivalent taxable yields would actually be greater than those shown when compared to a taxable security which is also subject to the Florida intangibles tax.


     PERFORMANCE QUOTATIONS WILL FLUCTUATE AND YOU SHOULD NOT CONSIDER QUOTATIONS TO BE REPRESENTATIVE OF FUTURE PERFORMANCE. YOU SHOULD ALSO REMEMBER THAT PERFORMANCE IS GENERALLY A FUNCTION OF THE KIND AND QUALITY OF INVESTMENTS HELD IN A PORTFOLIO, PORTFOLIO MATURITY, OPERATING EXPENSES AND MARKET CONDITIONS. FEES THAT BARNETT AND OTHER INSTITUTIONS MAY CHARGE DIRECTLY TO THEIR CUSTOMERS IN CONNECTION WITH AN INVESTMENT IN THE FUNDS WILL NOT BE INCLUDED IN THE FUNDS CALCULATIONS OF TOTAL RETURN AND YIELD.



     Inquiries regarding the Funds may be directed to the Distributor at the address stated on page 33.


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE FUNDS INCORPORATED IN THIS PROSPECTUS BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 TABLE OF CONTENTS

                                                                         Page
                                                                         ----
SUMMARY OF EXPENSES AND FINANCIAL INFORMATION. . . . . . . . . . . . .      3
      Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
      Financial Highlights . . . . . . . . . . . . . . . . . . . . . .      5

RISK FACTORS, INVESTMENT PRINCIPLES AND POLICIES . . . . . . . . . . .     12


INVESTING IN EMERALD FUNDS . . . . . . . . . . . . . . . . . . . . . .     31
      Your Money Manager . . . . . . . . . . . . . . . . . . . . . . .     31
      Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . .     31
      Redemption of Shares . . . . . . . . . . . . . . . . . . . . . .     32
      Dividends and Distributions. . . . . . . . . . . . . . . . . . .     33
      Explanation of Sales Price . . . . . . . . . . . . . . . . . . .     34
      Exchange Privilege . . . . . . . . . . . . . . . . . . . . . . .     34
      Other Service Providers. . . . . . . . . . . . . . . . . . . . .     35

THE EMERALD FAMILY OF FUNDS. . . . . . . . . . . . . . . . . . . . . .     35

THE BUSINESS OF THE FUNDS. . . . . . . . . . . . . . . . . . . . . . .     37
      Fund Management. . . . . . . . . . . . . . . . . . . . . . . . .     37
      Tax Implications . . . . . . . . . . . . . . . . . . . . . . . .     39
      Measuring Performance. . . . . . . . . . . . . . . . . . . . . .     41

                         EMERALD FUNDS FOR INSTITUTIONS







                               EMERALD EQUITY FUND

                            EMERALD EQUITY VALUE FUND
                        EMERALD INTERNATIONAL EQUITY FUND

                        EMERALD SMALL CAPITALIZATION FUND
                              EMERALD BALANCED FUND
                      EMERALD SHORT-TERM FIXED INCOME FUND
                     EMERALD U.S. GOVERNMENT SECURITIES FUND
                            EMERALD MANAGED BOND FUND
                               EMERALD PRIME FUND
                              EMERALD TREASURY FUND






                              Institutional Shares
                                   PROSPECTUS




                                 APRIL 1, 1996






                                     EMERALD

                                      FUNDS















     ---------------------------------------------------------------------
                  For voice recorded price information for the
                Equity and Fixed Income Funds call 800/548-6546.

                          For yield information for the
                   Prime and Treasury Funds call 800/367-5905.
     --------------------------------------------------------------------

                                  EMERALD FUNDS


PROSPECTUS FOR EQUITY, EQUITY VALUE, INTERNATIONAL EQUITY, SMALL CAPITALIZATION,
         BALANCED,  SHORT-TERM FIXED INCOME, U.S. GOVERNMENT SECURITIES,
                     MANAGED BOND, PRIME AND TREASURY FUNDS




APRIL 1, 1996

--------------------------------------------------------------------------------


 EMERALD FUND             GOAL             FOR INVESTORS WHO WANT
 ------------             ----             ----------------------

 EQUITY             Long-term capital      Capital appreciation
                    appreciation through   over the long-term
                    investments primarily  and are willing to
                    in high quality        accept the relative
                    common stocks and,     risks associated with
                    secondarily,           equity investments
                    potential dividend
                    income growth

--------------------------------------------------------------------------------

 EQUITY VALUE       Long-term capital       Long-term capital
                    appreciation with       appreciation and are
                    income as a secondary   willing to accept the
                    objective through       relative risks
                    investments primarily   associated with
                    in common and           investments in
                    preferred stock and     undervalued stocks.
                    debt securities
                    convertible into
                    common stock

--------------------------------------------------------------------------------

 INTERNATIONAL      Long-term capital       Capital appreciation
 EQUITY             appreciation through    over the long-term
                    investments primarily   and are willing to
                    in equity securities    accept the relative
                    of foreign issues       risks associated with
                    issuers                 foreign investments.

--------------------------------------------------------------------------------
 SMALL              Long-term capital       Long-term rewards
 CAPITALIZATION     appreciation            that may exceed those
                                            provided by a fund
                                            investing in larger,
                                            more established
                                            companies and can
                                            accept the investment
                                            risks of smaller
                                            companies
--------------------------------------------------------------------------------
 BALANCED           Attractive investment   Asset allocation
                    return through a        among equity
                    combination of growth   securities, fixed
                    of capital and          income securities and
                    current income          cash equivalents in
                                            light of prevailing
                                            market and economic
                                            conditions
--------------------------------------------------------------------------------
 SHORT-TERM FIXED   Consistently            Current income
 INCOME             positive current        greater than normally
                    income with relative    available from a
                    stability of            money market fund and
                    principal through       less principal
                    investments in          volatility than
                    investment grade        normally associated
                    securities and high     with a long-term fund
                    quality money market
                    instruments
--------------------------------------------------------------------------------
 U.S. GOVERNMENT    Consistent positive     Current income from
 SECURITIES         income through          U.S. Government
                    investments             securities and can
                    principally in U.S.     accept fluctuations
                    Government securities   in price and yield
                    and repurchase
                    agreements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 MANAGED BOND       High level of current   Current income from
                    income and,             corporate and
                    secondarily, capital    government securities
                    appreciation            and can accept
                                            fluctuations in price
                                            and yield
--------------------------------------------------------------------------------
 PRIME              High current income,    A flexible and
                    liquidity and the       convenient way to
                    preservation of         manage cash while
                    capital through         earning money market
                    investments in short-   returns
                    term money market
                    instruments
--------------------------------------------------------------------------------
 TREASURY           High current income,    A way to earn money
                    liquidity and the       market returns with
                    preservation of         the extra margin of
                    capital through         safety associated
                    investments in short-   with U.S. Government
                    term U.S. Treasury      Obligations
                    and other government
                    obligations, as well
                    as related repurchase
                    agreements

     FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BARNETT BANKS TRUST COMPANY, N.A. OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. WHILE THE PRIME AND TREASURY FUNDS WILL ATTEMPT TO MAINTAIN THEIR NET ASSET VALUE AT $1.00 A SHARE, THERE CAN BE NO ASSURANCE THAT THESE FUNDS WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN. BARNETT BANKS TRUST COMPANY, N.A. SERVES AS INVESTMENT ADVISOR TO THE FUNDS, IS PAID A FEE FOR ITS SERVICES, AND IS NOT AFFILIATED WITH EMERALD ASSET MANAGEMENT, INC., THE FUNDS' DISTRIBUTOR.

     This Prospectus describes concisely the information about the Funds that you should know before investing. Please read and keep it for future reference.



     More information about the Funds is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission.
The Statement of Additional Information can be obtained free upon request by calling 800/367-5905. The Statement of Additional Information is dated April 1, 1996 and is incorporated by reference into (considered a part of) the Prospectus.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


--------------------------------------------------------------------------------

MISSOURI INVESTOR NOTICE: THE EMERALD SMALL CAPITALIZATION FUND, WHICH CONCENTRATES ITS INVESTMENTS IN COMPANIES WITH SMALLER CAPITALIZATIONS, MAY BE SUBJECT TO GREATER PRICE VOLATILITY THAN A FUND THAT CONCENTRATES ITS INVESTMENTS IN LARGER CAPITALIZATION STOCKS. IN ADDITION, UP TO 15% OF THE TOTAL ASSETS OF THE EQUITY, SMALL CAPITALIZATION AND BALANCED FUNDS MAY BE INVESTED IN CONVERTIBLE SECURITIES RATED BELOW INVESTMENT GRADE AT THE TIME OF PURCHASE AND ALL OF THE FUNDS (EXCEPT THE PRIME AND TREASURY FUNDS) MAY RETAIN SECURITIES THAT HAVE BEEN DOWNGRADED TO BELOW INVESTMENT GRADE AFTER PURCHASE. EACH FUND MAY SELL PORTFOLIO SECURITIES SHORTLY AFTER THEY ARE PURCHASED, WHICH MAY RESULT IN HIGHER TRANSACTION COSTS AND TAXABLE GAINS FOR THE FUND.


OHIO INVESTOR NOTICE: EACH FUND MAY INVEST MORE THAN 15% OF ITS TOTAL ASSETS IN SECURITIES ISSUED UNDER RULE 144A WHICH ARE RESTRICTED AS TO DISPOSITION AND SECURITIES OF UNSEASONED ISSUERS WHICH, TOGETHER WITH THEIR PREDECESSORS, HAVE A RECORD OF LESS THAN THREE YEARS CONTINUOUS OPERATIONS.

                  SUMMARY OF EXPENSES AND FINANCIAL INFORMATION

EXPENSES

     SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of a Fund. ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services.


     Below is information regarding the shareholder transaction expenses and operating expenses for Institutional Shares of the Equity, Equity Value, International Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government Securities and Managed Bond Funds and Emerald Shares of the Prime and Treasury Funds (sometimes called "Institutional Shares" for simplicity). Examples based on this information are also provided.



                                                                      EQUITY     INTERNATIONAL      SMALL
                                                          EQUITY       VALUE         EQUITY     CAPITALIZATION  BALANCED
                                                           FUND        FUND           FUND           FUND         FUND
                                                          ------   ------------  -------------  --------------  --------
SHAREHOLDER TRANSACTION EXPENSES:
     Front End Sales Charge Imposed on
         Purchases (as a percentage of
         offering price) . . . . . . . . . . . . .         None        None           None           None         None
     Sales Charge Imposed on
         Reinvested Dividends. . . . . . . . . . .         None        None           None           None         None
     Deferred Sales Charge . . . . . . . . . . . .         None        None           None           None         None
     Exchange Fee. . . . . . . . . . . . . . . . .         None        None           None           None         None

     ANNUAL FUND OPERATING EXPENSES AFTER
         FEE WAIVERS AND EXPENSE REIMBURSEMENTS
         (as a percentage of average net assets):

     Advisors Fees . . . . . . . . . . . . . . . .        0.60%       0.60%          1.00%          1.00%        0.00%
     12b-1 Fees  . . . . . . . . . . . . . . . . .        0.00%       0.00%          0.00%          0.00%        0.00%
     Shareholder Servicing Fees. . . . . . . . . .        0.00%       0.00%          0.00%          0.00%        0.00%
     All Other Expenses. . . . . . . . . . . . . .        0.19%       0.40%          0.40%          0.25%        0.18%
                                                          -----       -----          -----          -----        -----

     Total Fund Operating Expenses After
         Fee Waivers and Expense
         Reimbursements* . . . . . . . . . . . . .        0.79%       1.00%          1.40%          1.25%        0.18%
                                                          -----       -----          -----          -----        -----
                                                          -----       -----          -----          -----        -----

                                                                          U.S.
                                                        SHORT-TERM     GOVERNMENT
                                                           FIXED       SECURITIES     MANAGED       PRIME       TREASURY
                                                         INCOME FUND      FUND       BOND FUND       FUND         FUND
                                                       -------------   ----------    ---------      -----       --------
SHAREHOLDER TRANSACTION EXPENSES:
     Front End Sales Charge Imposed
       on Purchases (as a percentage of
       offering price) . . . . . . . . . . . . . .         None           None          None         None         None
     Sales Charge Imposed on Reinvested
       Dividends . . . . . . . . . . . . . . . . .         None           None          None         None         None
     Deferred Sales Charge . . . . . . . . . . . .         None           None          None         None         None
     Exchange Fee. . . . . . . . . . . . . . . . .         None           None          None         None         None

     ANNUAL FUND OPERATING EXPENSES AFTER
       FEE WAIVERS AND EXPENSE REIMBURSEMENTS
       (as a percentage of average net assets):
     Advisors Fees . . . . . . . . . . . . . . . .        0.00%          0.40%         0.00%        0.23%        0.24%
     12b-1 Fees  . . . . . . . . . . . . . . . . .        0.00%          0.00%         0.00%        0.00%        0.00%
     Shareholder Servicing Fees. . . . . . . . . .        0.00%          0.00%         0.00%        0.00%        0.00%
     All Other Expenses. . . . . . . . . . . . . .        0.33%          0.21%         0.15%        0.14%        0.14%
                                                          -----          -----         -----        -----        -----

     Total Fund Operating Expenses
       After Fee Waivers and Expense
       Reimbursements* . . . . . . . . . . . . . .        0.33%          0.61%         0.15%        0.37%        0.38%
                                                          -----          -----         -----        -----        -----
                                                          -----          -----         -----        -----        -----


-----------------------

* This expense information is provided to help you understand the expenses you would bear either directly (as with the transaction expenses) or indirectly (as with the annual operating expenses) as a shareholder of one of the Funds. The operating expenses for the Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government, Managed Bond, Prime and Treasury Funds are historical expenses for the fiscal year ended November 30, 1995. The operating expenses for the Equity Value and International Equity Funds have been restated to reflect the expenses these Funds expect to incur during the current fiscal year on their Institutional Shares.



           Without waivers by the adviser, investment management fees as a percentage of net assets would be .60%, .40%, .40%, .25% and 25% of the average daily net assets of the Balanced, Short-Term Fixed Income, Managed Bond, Prime and Treasury Funds, respectively. Absent waivers and expense reimbursements the total operating expenses for Institutional Shares of these Funds would be .78%, .73%, .55%, .39% and .39%, respectively. These waivers and reimbursements are voluntary and may be terminated at any time with respect to any Fund without the consent of the Fund. You should note that any fees that are charged by the Funds' adviser, its affiliates or any other institutions directly to their customer accounts for services related to an investment in the Funds are in addition to and not reflected in the fees and expenses described above.


     EXAMPLE: Let's say, hypothetically, that the annual return on the Institutional Shares of each Fund is 5%, and that their operating expenses are as described above. For every $1,000 you invested in a particular Fund, after the periods shown below, you would have paid this much in expenses during such periods:



                                                      1 YEAR    3 YEARS   5 YEARS  10 YEARS
                                                       AFTER     AFTER     AFTER     AFTER
                                                     PURCHASE  PURCHASE  PURCHASE  PURCHASE
                                                     --------  --------  --------  --------
Equity Fund. . . . . . . . . . . . . . . . . . . .     $ 8       $25       $44      $ 98
Equity Value Fund. . . . . . . . . . . . . . . . .     $10       $32       N/A       N/A
International Equity Fund. . . . . . . . . . . . .     $14       $44       N/A       N/A
Small Capitalization Fund. . . . . . . . . . . . .     $13       $40       $68      $151
Balanced Fund. . . . . . . . . . . . . . . . . . .     $ 2       $ 6       $10      $ 23
Short-Term Fixed Income Fund . . . . . . . . . . .     $ 3       $11       $19      $ 42
U.S. Government Securities Fund. . . . . . . . . .     $ 6       $20       $34      $ 76
Managed Bond Fund. . . . . . . . . . . . . . . . .     $ 1       $ 5       $ 8      $ 19
Prime Fund . . . . . . . . . . . . . . . . . . . .     $ 4       $12       $21      $ 47
Treasury Fund. . . . . . . . . . . . . . . . . . .     $ 4       $12       $21      $ 48




-----------
THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURNS OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURNS AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS BELOW HAVE BEEN AUDITED BY PRICE WATERHOUSE LLP, THE FUNDS' INDEPENDENT ACCOUNTANTS, WHOSE UNQUALIFIED REPORTS ON THE FINANCIAL STATEMENTS CONTAINING SUCH INFORMATION FOR THE FIVE YEARS IN THE PERIOD ENDED NOVEMBER 30, 1995, ARE INCORPORATED BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION (WHICH CAN BE OBTAINED FREE OF CHARGE BY CALLING 800/367-5905). THE FINANCIAL HIGHLIGHTS SHOULD BE READ ALONG WITH THE FINANCIAL STATEMENTS AND RELATED NOTES. FURTHER INFORMATION ABOUT EACH FUND'S PERFORMANCE IS CONTAINED IN THAT FUND'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1995, WHICH MAY BE OBTAINED WITHOUT CHARGE FROM THE DISTRIBUTOR. THE EMERALD EQUITY VALUE FUND AND INTERNATIONAL EQUITY FUND WERE NOT OPERATIONAL DURING THE PERIODS PRESENTED.



DURING THE FISCAL YEARS 1993 AND 1992 AND THE PERIOD ENDED NOVEMBER 30, 1991, THE EQUITY FUND AND U.S. GOVERNMENT SECURITIES FUNDS DID NOT OFFER INSTITUTIONAL SHARES. RATHER, EACH FUND OFFERED A SEPARATE SHARE CLASS, PREVIOUSLY CALLED CLASS A SHARES, NOW CALLED RETAIL SHARES, TO BOTH INSTITUTIONAL AND RETAIL INVESTORS. THE FOLLOWING INFORMATION REGARDING RETAIL SHARES IS PROVIDED TO GIVE YOU A LONGER TERM PERSPECTIVE OF THE FUNDS' FINANCIAL HISTORY. FOR A DESCRIPTION OF THE CHARACTERISTICS AND EXPENSES OF RETAIL SHARES, SEE "THE EMERALD FAMILY OF FUNDS."

                               EMERALD EQUITY FUND

     Financial highlights for an Institutional Share and a Retail Share of the Equity Fund outstanding throughout each of the periods indicated:




                                                INSTITUTIONAL
                                                    SHARES*                                   RETAIL SHARES
                                         ---------------------------   -----------------------------------------------------------
                                                                                       YEAR ENDED
                                          YEAR ENDED     YEAR ENDED    ------------------------------------------     PERIOD ENDED
                                         NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,     NOVEMBER 30,
                                             1995           1994(5)        1994           1993           1992            1991(1)
                                         ------------   ------------   ------------   ------------   ------------     ------------
Net asset value, beginning of
     period. . . . . . . . . . . . . . .   $ 10.89        $ 11.94        $ 11.82       $  11.97       $  10.24       $  10.00
                                           -------        -------        -------       --------       --------       --------
Income from investment
     operations:
     Net investment income . . . . . . .      0.08           0.11           0.08           0.15           0.16           0.12
     Net realized and unrealized
        gains (losses) on
        securities . . . . . . . . . . .      3.74          (0.90)         (0.39)         (0.08)          1.73           0.24
                                           -------        -------        -------         ------         ------         ------
     Total gains (losses) from
        investment operations. . . . . .      3.82          (0.79)         (0.31)          0.07           1.89           0.36
                                           -------        -------        -------         ------         ------         ------
Less dividends and distributions:
     Dividends from net investment
        income . . . . . . . . . . . . .     (0.08)         (0.11)         (0.08)         (0.15)         (0.16)         (0.12)
     Distributions from net realized
        gains on securities. . . . . . .     (0.00)         (0.15)         (0.57)         (0.07)           --             --
                                           -------        -------        -------        -------         ------         ------
     Total dividends and
        distributions. . . . . . . . . .     (0.08)         (0.26)         (0.65)         (0.22)         (0.16)         (0.12)
                                           -------        -------        -------        -------         ------         ------
Net change in net asset value. . . . . .      3.74          (1.05)         (0.96)         (0.15)          1.73           0.24
                                           -------        -------        -------        -------         ------        -------
Net asset value, end of period . . . . .   $ 14.63        $ 10.89        $ 10.86        $ 11.82        $ 11.97        $ 10.24
                                           -------        -------        -------        -------        -------        -------
                                           -------        -------        -------        -------        -------        -------

Total return . . . . . . . . . . . . . .     35.21%         (6.62%)(2)     (2.91%)         0.58%         18.49%          3.54%(2)

Ratios/supplemental data:
     Net assets, end of period
     (000s)                                $173,824      $164,015        $19,705       $138,642       $152,939        $98,953
     Ratio of expenses to average
        net assets . . . . . . . . . . .      0.84%          0.79%(3)       1.07%(4)       0.86%(4)       0.76%(4)      --
     Ratio of net investment income
        to average net assets. . . . . .      0.67%          1.46%(3)       0.36%(4)       1.22%(4)       1.41%(4)       2.64%(3)(4)
     Portfolio turnover. . . . . . . . .       104%           113%           113%           102%            40%            13%



---------------------
*       Institutional Shares were not sold prior to March 1, 1994.
(1) For the period June 28, 1991 (commencement of operations) through November 30, 1991.
(2)     Not Annualized.
(3)     Annualized.

(4) Net of fee waivers and expense reimbursements by the Adviser, Administrator and Distributor. If the fee waivers and expense reimbursements had not been in place, the annualized ratios of expenses to average net assets for the fiscal years or period ended November 30, 1994, 1993, 1992, 1991 would have been 1.29%, 1.21%, 1.18%, and 1.22%, respectively, and the annualized ratios of net investment income to average net assets would have been 0.13%, 0.87%, 0.99% and 1.42%, respectively,

(5) For the period March 1, 1994 (initial offering date) through November 30, 1994.

                        EMERALD SMALL CAPITALIZATION FUND

        Financial highlights for an Institutional Share of the Small Capitalization Fund outstanding throughout each of the periods indicated:




                                                           YEAR ENDED         PERIOD ENDED
                                                       NOVEMBER 30, 1995  NOVEMBER 30, 1994(*)
                                                       -----------------  --------------------
Net asset value, beginning of period . . . . . .            $  9.66              $ 10.00
                                                            -------              -------
Income from investment operations:
    Net investment loss. . . . . . . . . . . . .              (0.03)               (0.04)
    Net realized and unrealized gains (losses) on
     securities. . . . . . . . . . . . . . . . .               3.15                (0.30)
                                                            -------              -------

Net change in net asset value. . . . . . . . . .               3.12                (0.34)
                                                            -------              -------

Net asset value, end of period . . . . . . . . .            $ 12.78              $  9.66
                                                            -------              -------
                                                            -------              -------

Total return . . . . . . . . . . . . . . . . . .              32.30%               (3.40%)(++)
Ratios/supplemental data:
    Net assets, end of period (000s) . . . . . .            $88,561              $53,509
    Ratio of expenses to average net assets. . .               1.39%                1.29%(+)
    Ratio of net investment loss to average
     net assets. . . . . . . . . . . . . . . . .              (0.65%)              (0.54%)(+)
    Ratio of expenses to average net
     assets(**). . . . . . . . . . . . . . . . .               1.42%                1.48%(+)
    Ratio of net investment loss to average
     net assets (**) . . . . . . . . . . . . . .              (0.68%)              (0.73%)(+)
    Portfolio turnover . . . . . . . . . . . . .                229%                 118%


-----------------

(*) For the period January 4, 1994 (commencement of operations) through November 30, 1994.


(**) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.


(+)     Annualized.


(++)    Not Annualized.

                              EMERALD BALANCED FUND

        Financial highlights for an Institutional Share of the Balanced Fund outstanding throughout each of the periods indicated:




                                                         YEAR ENDED          PERIOD ENDED
                                                     NOVEMBER 30, 1995   NOVEMBER 30, 1994(*)
                                                     -----------------   --------------------
Net asset value, beginning of period . . . . . .          $  9.63              $ 10.00
                                                          -------              -------
Income from investment operations:
    Net investment income. . . . . . . . . . . .             0.33                 0.27
    Net realized and unrealized gains (losses) on
      securities . . . . . . . . . . . . . . . .             2.28                (0.37)
                                                          -------              -------
    Total income from investment operations. . .             2.61                (0.10)
                                                          -------              -------

Less dividends and distributions:
    Dividends from net investment income . . . .            (0.33)               (0.25)
    Distributions in excess of net investment
      income . . . . . . . . . . . . . . . . . .            (0.00)               (0.02)

Total dividends and distributions. . . . . . . .            (0.33)               (0.27)
                                                          -------              -------

Net change in net asset value. . . . . . . . . .            (2.28)               (0.37)
                                                          -------              -------

Net asset value, end of period . . . . . . . . .         $  11.91              $  9.63
                                                          -------              -------
                                                          -------              -------

Total return . . . . . . . . . . . . . . . . . .            27.99%               (1.02%)(++)

Ratios/supplemental data:
    Net assets, end of period (000s) . . . . . .          $73,830              $51,170
    Ratio of expenses to average net assets. . .             0.32%                0.28%(+)
    Ratio of net investment income to average
      net assets . . . . . . . . . . . . . . . .             3.54%                4.11%(+)
    Ratio of expenses to average net
      assets(**) . . . . . . . . . . . . . . . .             1.10%                1.25%(+)
    Ratio of net investment income
      to average net assets(**). . . . . . . . .             2.76%                3.14%(+)
    Portfolio turnover . . . . . . . . . . . . .               87%                  33%


-------------------

(*) For the period April 11, 1994 (commencement of operations) through November 30, 1994.


(**) During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.


(+)  Annualized.


(++) Not Annualized.

                      EMERALD SHORT-TERM FIXED INCOME FUND

     Financial highlights for an Institutional Share of the Short-Term Fixed Income Fund throughout each of the periods indicated:



                                                         YEAR ENDED          PERIOD ENDED
                                                     NOVEMBER 30, 1995   NOVEMBER 30, 1994(*)
                                                     -----------------   --------------------
Net asset value, beginning of period . . . . . .          $  9.74              $ 10.00
                                                          -------              -------
Income from investment operations:
    Net investment income. . . . . . . . . . . .             0.61                 0.35
    Net unrealized gains (losses) on
      securities . . . . . . . . . . . . . . . .             0.41                (0.26)
                                                          -------              -------
    Total income from investment operations. . .             1.02                 0.09
                                                          -------              -------
Dividends from net investment operations . . . .            (0.61)               (0.35)
                                                          -------              -------
Net change in net asset value. . . . . . . . . .             0.41                (0.26)
                                                          -------              -------
Net asset value, end of period . . . . . . . . .          $ 10.15              $  9.74
                                                          -------              -------
                                                          -------              -------
Total return . . . . . . . . . . . . . . . . . .            10.80%               (0.90%)(++)

Ratios/supplemental data:
    Net assets, end of period (000s) . . . . . .          $14,037              $23,566
    Ratio of expenses to average net assets. . .             0.32%                0.28%(+)
    Ratio of net investment income to average
      net assets . . . . . . . . . . . . . . . .             6.14%                5.55%(+)
    Ratio of expenses to average net
      assets(**) . . . . . . . . . . . . . . . .             1.43%                1.60%(+)
    Ratio of net investment income
      to average net assets(**). . . . . . . . .             5.03%                4.24%(+)
    Portfolio turnover . . . . . . . . . . . . .               33%                   0%


-------------------

(*) For the period April 11, 1994 (commencement of operations) through November 30, 1994.


(**) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.


(+)     Annualized.


(++)    Not Annualized.


(a)     There were no waivers or reimbursements during the period.

                     EMERALD U.S. GOVERNMENT SECURITIES FUND

        Financial highlights for an Institutional Share and a Retail Share of U.S. Government Securities Fund outstanding throughout each of the periods indicated:



                                                INSTITUTIONAL
                                                    SHARES*                                   RETAIL SHARES
                                         ---------------------------   -----------------------------------------------------------
                                                                                       YEAR ENDED
                                          YEAR ENDED    PERIOD ENDED   ------------------------------------------     PERIOD ENDED
                                         NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,     NOVEMBER 30,
                                             1995           1994(5)        1994           1993           1992            1991(1)
                                         ------------   ------------   ------------   ------------   ------------     ------------
Net asset value, beginning of
     period. . . . . . . . . . . . . . .    $   9.71       $  10.47       $  10.79       $  10.52      $  10.46         $  10.00
                                            --------       --------       --------       --------      --------         --------
Income from investment
     operations:
     Net investment income . . . . . . .        0.68           0.46           0.58           0.66          0.77             0.27
     Net realized and unrealized
        gains (losses) on securities . .        0.65          (0.75)         (0.94)          0.41          0.12             0.46
                                            --------       --------       --------       --------      --------         --------
     Total income (losses) from
        investment operations. . . . . .        1.33          (0.29)         (0.36)          1.07          0.89             0.73
                                            --------       --------       --------       --------      --------         --------
Less dividends and distributions:
     Dividends from net investment
        income . . . . . . . . . . . . .       (0.68)         (0.46)         (0.58)         (0.66)        (0.77)           (0.27)
     Distributions from net realized
        gains on securities. . . . . . .          --          (0.01)         (0.10)         (0.14)        (0.06)              --
     Distributions in excess of
       net investment income . . . . . .       (0.00)            --          (0.01)            --            --               --
     Distributions in excess of
       net realized gains. . . . . . . .          --            --              --          (0.02)           --               --
                                            --------       --------       --------       --------      --------         --------
     Total dividends and
        distributions. . . . . . . . . .       (0.68)         (0.47)         (0.71)         (0.80)        (0.83)           (0.27)
                                            --------       --------       --------       --------      --------         --------
Net change in net asset value. . . . . .        0.65          (0.76)         (1.07)          0.27          0.06             0.46
                                            --------       --------       --------       --------      --------         --------
Net asset value, end of period . . . . .    $  10.36        $  9.71       $   9.72       $  10.79      $  10.52         $  10.46
                                            --------       --------       --------       --------      --------         --------
                                            --------       --------       --------       --------      --------         --------

Total return . . . . . . . . . . . . . .       14.10%         (2.83%)(2)     (3.45%)        10.40%         8.79%            7.34%(2)

Ratios/supplemental data:
     Net assets, end of period
     (000s). . . . . . . . . . . . . . .    $ 74,753        $69,314       $ 30,855       $145,328      $ 94,006         $ 34,693
     Ratio of expenses to average
        net assets . . . . . . . . . . .        0.83%          0.68%(3)       0.98%          0.64%         0.28%              --
     Ratio of net investment income
        to average net assets. . . . . .        7.43%          5.90%(3)       5.68%          5.91%         7.18%            7.88%(3)
     Ratio of expenses to average
        net assets(4). . . . . . . . . .          (a)          0.69%(3)       1.09%          1.06%         0.99%            1.47%
     Ratio of net investment income
        to average net assets(4) . . . .          (a)          5.90%(3)       5.57%          5.49%         6.42%            6.41%(3)
     Portfolio turnover. . . . . . . . .          89%           133%           133%            72%           50%              34%


---------------------
 *      Institutional Shares were not sold prior to March 1, 1994.
(1) For the period July 31, 1991 (commencement of operations) through November 30, 1991.
(2)     Not Annualized.
(3)     Annualized.

(4) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(5) For the period March 1, 1994 (initial offering date) through November 30, 1994.

(a)     There were no waivers or reimbursements during the period.

                            EMERALD MANAGED BOND FUND



        Financial highlights for an Institutional Share of the Managed Bond Fund outstanding throughout each of the periods indicated:




                                                         YEAR ENDED          PERIOD ENDED
                                                     NOVEMBER 30, 1995   NOVEMBER 30, 1994(*)
                                                     -----------------   --------------------
Net asset value, beginning of period . . . . . .          $  9.55              $ 10.00
                                                          -------              -------
Income from investment operations:
    Net investment income. . . . . . . . . . . .             0.70                 0.45
    Net realized and unrealized gains (losses)
     on securities . . . . . . . . . . . . . . .             1.00                (0.45)
                                                          -------              -------
    Total gains (losses) from investment
     operations. . . . . . . . . . . . . . . . .             1.70                (0.00)
                                                          -------              -------
Less dividends and distributions:
    Dividends from net investment income . . . .            (0.70)               (0.43)
    Distributions in excess of net investment income        (0.00)               (0.02)
                                                          -------              -------

Total dividends and distributions. . . . . . . .            (0.70)               (0.45)
                                                          -------              -------

Net change in net asset value. . . . . . . . . .             1.00                (0.45)
                                                          -------              -------

Net asset value, end of period . . . . . . . . .          $ 10.55              $  9.55
                                                          -------              -------
                                                          -------              -------

Total return . . . . . . . . . . . . . . . . . .            18.36%               (0.01%)(++)

Ratios/supplemental data:
    Net assets, end of period (000s) . . . . . .          $68,923              $66,588
    Ratio of expenses to average net assets. . .             0.31%                0.27%(+)
    Ratio of net investment income to average
      net assets . . . . . . . . . . . . . . . .             6.95%                6.83%(+)
    Ratio of expenses to average net
      assets(**) . . . . . . . . . . . . . . . .             0.83%                0.86%(+)
    Ratio of net investment income to average
      net assets(**) . . . . . . . . . . . . . .             6.43%                6.25%(+)
    Portfolio turnover . . . . . . . . . . . . .               92%                  83%


-----------------

(*) For the period April 11, 1994 (commencement of operations) through November 30, 1994.


(**) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.


(+)     Annualized.


(++)    Not Annualized.

                               EMERALD PRIME FUND

        Financial highlights for an Emerald Share of the Prime Fund outstanding throughout each of the periods indicated:


                                                                        YEAR ENDED
                                      ----------------------------------------------------------------------------- PERIOD ENDED
                                      NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30,
                                          1995         1994         1993         1992         1991        1990         1989(*)
                                      ------------ ------------ ------------ ------------ ------------ ------------ ------------
Net asset value, beginning of
   period. . . . . . . . . . . . . .     $1.0000      $0.9999      $1.0001     $1.0000      $0.9999      $0.9999      $1.0000
                                         -------      -------      -------     -------      -------      -------      -------
Income from investment of operations:
   Net Investment income . . . . . .      0.0566       0.0390       0.0316      0.0407       0.0637       0.0805       0.0890
   Net realized gains (losses) on
     securities. . . . . . . . . . .      0.0002      (0.0028)     (0.0001)     0.0001       0.0001       0.0000      (0.0001)
                                         -------      -------      -------     -------      -------      -------      -------
   Total income from investment
     operations. . . . . . . . . . .     (0.0568)      0.0362       0.0315      0.0408       0.0638       0.0805       0.0889
                                         -------      -------      -------     -------      -------      -------      -------
Less dividends and distributions:
   Dividends from net investment
     income. . . . . . . . . . . . .     (0.0566)     (0.0390)      (0.316)    (0.0407)     (0.0637)     (0.0805)     (0.0890)
                                         -------
   Distributions from net realized
     gains on securities . . . . . .      0.0000       0.0000      (0.0001)     0.0000       0.0000       0.0000       0.0000
                                         -------      -------      -------     -------      -------      -------      -------
   Total dividends and distributions    $(0.0566)     (0.0390)     (0.0316)    (0.0407)     (0.0637)    (0 .0805)     (0.0890)
                                         -------      -------      -------     -------      -------      -------      -------
Voluntary capital contribution . . .      0.0000       0.0029       0.0000      0.0000       0.0000       0.0000       0.0000
Net change in net asset value. . . .      0.0002       0.0001      (0.0002)     0.0001       0.0001       0.0000      (0.0001)
Net asset value, end of period . . .     $1.0002      $1.0000      $0.9999     $1.0001      $1.0000      $0.9999      $0.9999
                                         -------      -------      -------     -------      -------      -------      -------
                                         -------      -------      -------     -------      -------      -------      -------

Total return . . . . . . . . . . . .        5.81%        3.97%        3.21%       4.14%        6.56%        8.36%        9.27%(++)

Ratios/supplemental data:
   Net assets, end of
   period (000s) . . . . . . . . . .    $462,726     $413,541     $510,683  $1,947,016     $512,919     $278,419     $192,628

Ratio of expenses to average net
   assets. . . . . . . . . . . . . .        0.37%        0.37%        0.35%       0.37%        0.40%        0.39%        0.36%(+)
Ratio of net investment income to
   average net assets. . . . . . . .        5.66%        3.92%        3.21%       3.84%        6.27%        8.03%        9.00%(+)
Ratio of expenses to average net
   assets(**). . . . . . . . . . . .        0.39%          (a)          (a)         (a)        0.42%        0.45%        0.44%(+)
Ratio of net investment income
   to average net assets(**) . . . .        5.64%          (a)          (a)         (a)        6.25%        7.97%        8.92%(+)


--------------------

(*) For the period December 7, 1988 (commencement of operations) through November 30, 1989.


(**) During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.


(+)     Annualized.


(++)    Not Annualized.


(a)     There were no waivers or reimbursements during the period.

                              EMERALD TREASURY FUND

     Financial highlights for an Emerald Share of the Treasury Fund outstanding throughout each of the periods indicated:

                                                                        YEAR ENDED
                                      ----------------------------------------------------------------------------- PERIOD ENDED
                                      NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30,
                                          1995         1994         1993         1992         1991        1990         1989(1)
                                      ------------ ------------ ------------ ------------ ------------ ------------ ------------
Net asset value, beginning of
   period. . . . . . . . . . . . . .     $0.9999      $1.0000      $1.0000     $1.0000      $1.0000      $1.0000     $1.0000
                                       ---------     --------     --------    --------     --------     --------    --------
Income from investment operations:
   Net Investment income . . . . . .      0.0548       0.0368       0.0291      0.0368       0.0590       0.0776      0.0856
Net realized gains (losses) on
 securities. . . . . . . . . . . . .     (0.0003)     (0.0001)      0.0000      0.0000       0.0000       0.0000      0.0000
                                       ---------     --------     --------    --------     --------     --------    --------
Total income from investment
   operations. . . . . . . . . . . .      0.0545       0.0367       0.0291      0.0368       0.0590       0.0776      0.0856
                                       ---------     --------     --------    --------     --------     --------    --------
Dividends from net investment
   income. . . . . . . . . . . . . .     (0.0548)     (0.0368)     (0.0291)    (0.0368)     (0.0590)     (0.0776)    (0.0856)
                                       ---------     --------     --------    --------     --------     --------    --------
Net change in net asset value. . . .     (0.0003)     (0.0001)      0.0000      0.0000       0.0000       0.0000      0.0000
                                       ---------     --------     --------    --------     --------     --------    --------
Net asset value, end of period . . .     $0.9996      $0.9999      $1.0000     $1.0000      $1.0000      $1.0000     $1.0000
                                       ---------     --------     --------    --------     --------     --------    --------
                                       ---------     --------     --------    --------     --------     --------    --------
Total return . . . . . . . . . . . .        5.62%        3.74%        2.95%       3.75%        6.07%        8.04%       8.90%(4)

Ratios/supplemental data:
   Net assets, end of
   period (000s) . . . . . . . . . .    $236,392     $283,920     $501,377    $452,170     $575,103     $416,131    $349,183

Ratio of expenses to average net
   assets. . . . . . . . . . . . . .         .40%        0.39%        0.40%       0.38%        0.40%        0.38%       0.73%(3)
Ratio of net investment income to
   average net assets. . . . . . . .        5.49%        3.73%        2.91%       3.74%        5.86%        7.75%       8.69%(3)
Ratio of expenses to average net
   assets(2) . . . . . . . . . . . .        0.42%          (a)          (a)         (a)        0.41%        0.41%       0.77%(3)
Ratio of net investment income
   to average net assets(2). . . . .        5.46%          (a)          (a)         (a)        5.85%        8.13%       8.65%(3)



--------------------
(1) For the period December 7, 1988 (commencement of operations) through November 30, 1989.

(2) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(3)     Annualized.
(4)     Not Annualized.

(a)     There were no waivers or reimbursements during the period.

                RISK FACTORS, INVESTMENT PRINCIPLES AND POLICIES

     The Adviser uses a range of different investments and investment techniques in seeking to achieve a Fund's investment objectives. All Funds do not use all of the investments and investment techniques described below, which involve various risks, and which are also described in the following sections. You should consider which Funds best meet Your investment goals. Although the Funds will endeavor to attain their investment objectives, there can be no assurance they will be successful.

EQUITY FUND

     The investment objective of the Equity Fund is to seek long-term capital appreciation by investing primarily in common stocks. The Fund seeks as a secondary objective potential income growth through its investments. The Fund invests primarily in high quality common stocks selected on the basis of fundamental investment value and growth prospects that the Adviser believes exceed those of the general economy. The Fund may also invest up to 15% of its assets in the types of equity securities permissible for the Small Capitalization Fund. These include securities of smaller companies with a market capitalization between $50 million and $2 billion at the time of purchase. Through these investments, the Fund seeks to provide investors with potentially greater long-term rewards than those provided by investments in larger, more established companies. While the smaller capitalization companies may provide opportunities for greater investment gains they are typically subject to a greater degree of change in earnings and business prospects. Additionally, they are traded in lower volume than securities issued by larger companies and may be more volatile than larger capitalization stocks. In making investment decisions, the Adviser assesses factors such as trading liquidity, financial condition, earnings stability, reasonable market valuation and profitability as measured by return on equity.

     The Equity Fund will normally invest at least 65% of its total assets in equity securities, with the remainder of its assets in cash or cash equivalents (however, the Fund may invest in cash equivalents without limit for temporary defensive purposes). "Equity securities" are either common stock or preferred stock and debt instruments convertible into common stock. Convertible securities acquired by the Fund may be considered speculative. The Fund intends, however, to invest only in convertible securities of issuers with proven earnings and/or credit, and not more than 15% of the Fund's total assets will be invested in convertible securities rated below investment grade by a Nationally Recognized Statistical Rating Organization ("NRSRO") at the time of purchase. (A description of applicable ratings is attached to the Statement of Additional Information as Appendix A.) "Cash equivalents" include commercial paper, certificates of deposit, repurchase agreements, variable or floating rate notes, bankers' acceptances, U.S. Government obligations and money market mutual fund shares. Additionally, the Fund may invest, through American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"), up to 25% of the value of its total assets in securities of foreign issuers, and may acquire warrants and similar rights giving the Fund the right (but not the obligation) to buy shares of a company at a given price during a certain period. For a further description of the Fund's policies with respect to convertible securities, foreign securities and other instruments, see "Portfolio Instruments, Practices and Related Risks" below.


EQUITY VALUE FUND

The investment objective of the Equity Value Fund is to seek long-term capital appreciation. Any income is incidental to this objective. The Fund seeks to achieve its investment objective by investing primarily in common stock, preferred stock (including convertible preferred stock) and debt obligations convertible into common stock that the Adviser believes to be undervalued.

The Fund also seeks to purchase stock with a projected price-earnings ratio below that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The Adviser invests less than 25% of the value of the Fund's total assets at the time of purchase in securities of issuers conducting their principal business activities in the same industry.


Under normal market and economic conditions, the Fund will invest at least 75% of its total assets in common stock, preferred stock and debt securities convertible into common stock. Equity investments consist primarily of common stock of companies having capitalizations that exceed $100 million. Stocks of such companies generally are listed on a national exchange or are unlisted securities with an established over-the-counter market. In addition, the Fund may hold other types of securities in such proportions as, in the opinion of the Adviser, existing circumstances may warrant, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and other high quality "money market" instruments as described below under "International Equity Fund." The Fund may also hold cash pending investment, during temporary defensive periods or if, in the opinion of the Adviser, suitable stock or convertible debt securities are unavailable. The Fund may also invest up to 25% of its total assets in foreign securities either directly or indirectly through ADRs and EDRs and may also write covered call options.


INTERNATIONAL EQUITY FUND


The International Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing at least 75% of its total assets in equity securities of foreign issuers. The Fund's assets will be invested at all times in the securities of issuers located in at least three different foreign countries. Although the Fund may earn income from dividends, interest and other sources, income will be incidental to the Fund's investment objective. The Fund emphasizes established companies, although it may invest in companies of various sizes as measured by assets, sales and capitalization.


The Fund may invest in securities of issuers located in a variety of different foreign regions and countries, including, but not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and The United Kingdom. More than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors.


The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. The Fund may invest in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities.

Securities issued in certain countries are currently accessible to the Fund only through investment in other investment companies that are specifically authorized to invest in such securities. The Fund's policies regarding investments in other investment companies are described under "Portfolio Instruments, Practices and Related Risks."


In addition, the Fund may invest in securities of foreign issuers in the form of ADRs or EDRs as described under "Portfolio Instruments, Practices and Related Risks." The Fund expects that during the Fund's initial period of investment operations, substantially all of the Fund may be invested in ADRs.


During temporary defensive periods in response to unusual and adverse conditions affecting the equity markets, or to meet anticipated day-to-day operating expenses, the Fund's assets may be invested in short-term debt instruments. In addition, when the Fund experiences large cash inflows from the issuance of new shares or the sale of portfolio securities, and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities, the Fund may hold short-term investments for a limited time pending availability of suitable equity securities. The short-term debt instruments in which the Fund may invest may be denominated in foreign currencies or U.S. dollars, and include foreign and domestic: (i) short-term obligations of national governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated "P-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1" by Standard & Poor's Ratings Group ("S&P"), or if unrated, determined by the Adviser to be of comparable quality; (iii) commercial paper, including master notes; (iv) bank obligations, including negotiable certificates of deposit, time deposits, bankers' acceptances and Euro-currency instruments and securities; and (v) repurchase agreements. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be limited to 10% of the Fund's total assets. Issuers of commercial paper, bank obligations or repurchase agreements in which the Fund invests must have, at the time of investment, outstanding debt rated A or higher by Moody's or S&P, or, if they are not rated, the instrument purchased must be determined to be of comparable quality. During normal market conditions, no more than 25% of the Fund's total assets will be invested in short-term debt instruments.


Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. Furthermore, the Fund may purchase and sell securities on a when-issued basis as described in the Statement of Additional Information. For temporary defensive purposes, the Fund may also invest a major portion of its assets in securities of United States issuers. Less than 25% of the value of the Fund's total assets at the time of purchase will be invested in securities of issuers conducting their principal business activities in the same industry. See "Portfolio Instruments, Practices and Related Risks" below regarding additional investment policies of the Fund.


SMALL CAPITALIZATION FUND

     The investment objective of the Small Capitalization Fund is to provide long-term capital appreciation. The Fund pursues its objective by investing primarily in equity securities such as common stocks and instruments convertible or exchangeable into common stocks.

     Securities held by the Fund will generally be issued by smaller companies. Smaller companies will be considered those companies with market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the Standard & Poor's 500 Index.

The market capitalization of the issuers of securities purchased by the Fund will normally be between $50 million and $2 billion at the time of purchase. In managing the Fund, the Adviser seeks smaller companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, adequate capitalization and fundamental value.

     The Fund has been designed to provide investors with potentially greater long-term rewards than those provided by an investment in a fund that seeks capital appreciation from equity securities of larger, more established companies. Since small capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies, they may provide opportunities for greater investment gains as a result of inefficiencies in the marketplace.

     Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller capitalized companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of larger capitalization stocks. By maintaining a broadly diversified portfolio, the adviser will attempt to reduce this volatility.

     Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities. In addition to investing in equity securities, the Fund is authorized to invest in cash equivalents to provide cash reserves. The Fund also retains the ability to invest up to 25% of the value of its total assets in foreign securities by utilizing ADRs and EDRs, and may acquire convertible securities, warrants and similar rights. For a further description of the Fund's policies with respect to convertible securities, foreign securities and other instruments, see "Portfolio Instruments, Practices and Related Risks" below.

BALANCED FUND

     The investment objective of the Balanced Fund is to provide an attractive investment return through a combination of growth of capital and current income. The Fund seeks to achieve its objective by allocating assets among three major asset groups: equity securities, fixed income securities and cash equivalents. In pursuing its investment objective, the Adviser will allocate the Fund's assets based upon its evaluation of the relative attractiveness of the major asset groups.

     The Fund's policy is to invest at least 25% of the value of its total assets in fixed income securities (including cash equivalents) and no more than 75% in equity securities at all times. The actual percentage of assets invested in fixed income and equity securities will vary from time to time, depending on the Adviser's judgment as to general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed income securities (including cash equivalents, long-term debt securities, and convertible debt securities and preferred stocks to the extent their value is attributable to their fixed income characteristics).

     The Fund's assets may be invested in U.S. Government and agency obligations, corporate bonds, mortgage securities, senior debt securities, preferred stocks and common stocks in such proportions and of such type as are deemed by the Adviser to be best adapted to the current economic and market outlook. The Adviser has incorporated several considerations into its asset allocation decision-making process, including its outlook for future returns on each asset class, inflation, interest rates and long-term corporate earnings growth. Investment returns are normally strongly influenced by such variables and the expected change in such variables over time. Therefore, the Adviser will attempt to take advantage of changing economic conditions by increasing or decreasing the ratio of stocks to fixed income obligations or cash equivalents in the Fund. For example, if the Adviser expects more rapid economic growth leading to better corporate earnings in the future, it would normally increase the Fund's equity holdings while reducing its fixed income and cash equivalent holdings.

     The Fund reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 18 months or less) at such times and in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. These short-term obligations include, but are not limited to, commercial paper, bankers' acceptances, certificates of deposit, demand and time deposits of domestic and foreign banks and savings and loan associations, repurchase agreements and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Other types of fixed income securities the Fund may purchase include collateralized mortgage obligations guaranteed by a U.S. Government agency or instrumentality, and U.S. Government-backed trusts that hold obligations of foreign governments and are backed by the full faith and credit of the United States.

     Equity securities purchased by the Balanced Fund will be limited to the type that are permissible investments for the Equity and Small Capitalization Funds. Non-convertible debt obligations will be limited to the types that are permissible investments for the Managed Bond Fund. Convertible securities, foreign securities and other instruments will be acquired in accordance with the limitations described under "Portfolio Investments, Practices and Related Risks."

     The Fund may also invest, through ADRs and EDRs, up to 25% of the value of its total assets in securities of foreign issuers, and may invest in warrants and similar rights.

SHORT-TERM FIXED INCOME AND MANAGED BOND FUNDS

     The Short-Term Fixed Income and Managed Bond Funds offer two alternatives for participating in the fixed income securities markets. The average weighted maturity of the Short-Term Fixed Income Fund is shorter than that of the Managed Bond Fund. Both Funds are subject to the same quality requirements.

     The investment objective of the Short-Term Fixed Income Fund is to seek consistently positive current income with relative stability of principal by investing in investment grade securities and high quality money market instruments. The investment objective of the Managed Bond Fund is to seek a high level of current income and, secondarily, capital appreciation. While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions the average weighted maturity of the Short-Term Fixed Income Fund will not exceed three years and the average weighted maturity of the Managed Bond Fund will be ten years or more.

     Each Fund invests substantially all of its assets in debt obligations such as bonds, debentures and cash equivalents, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, debt obligations of domestic and foreign corporations, debt obligations of foreign, state and local governments and their political subdivisions, and asset-backed securities, including various collateralized mortgage obligations and other mortgage-related securities. The Funds will purchase only those securities which are considered to be investment grade or better by at least one NRSRO or, if unrated, of comparable quality. In addition, during normal market conditions at least 65% of each Fund's total assets will be invested in debt obligations rated "A" or better by at least one NRSRO (or unrated obligations determined to be of comparable quality). Obligations rated in the lowest of the top four rating categories ("BBB" or "Baa") have certain speculative characteristics and are subject to more credit and market risk than securities with higher ratings.

     Most obligations acquired by the Funds will be issued by companies or governmental entities located within the U.S. Up to 35% of the total assets of each Fund may, however, be invested in U.S. dollar-denominated debt obligations of foreign issuers.

     In acquiring particular portfolio securities, the Adviser will consider, among other things, historical yield relationships between corporate and government securities, intermarket yield relationships among various industry sectors, current economic cycles and the attractiveness and creditworthiness of particular issuers. Depending upon the Adviser's analysis of these and other factors, a Fund's holdings in issuers in particular industry sectors may be overweighted or underweighted when compared to the relative industry weightings in recognized indices.

     Due to its short-term average weighted maturity, the Short-Term Fixed Income Fund may generally acquire high quality cash equivalents and repurchase agreements of the types described below under "Portfolio Instruments, Practices and Related Risks" without limitation. Normally at least 65% of the Managed Bond Fund's total assets will be invested in bonds, debentures, mortgage and other asset-related securities, zero coupon bonds and convertible debentures. The Managed Bond Fund may, however, also invest without limitation in short-term investments to meet anticipated redemption requests, or as a temporary defensive measure if the Adviser determines that market conditions warrant.

     The Funds may also invest in obligations convertible into common stocks, as well as common stocks, warrants or other rights to buy shares if they are attached to a fixed income obligation. Common stock received through the conversion of convertible debt obligations will normally be sold. For a further description of the Funds' Policies with respect to convertible securities, foreign securities and other investments see "Portfolio Instruments, Practices and Related Risks."

U.S. GOVERNMENT SECURITIES FUND

     The investment objective of the U.S. Government Securities Fund is to seek consistently positive income by investing principally in U.S. Government securities and repurchase agreements collateralized by such securities. The Fund will always invest at least 65% of its total assets in such instruments under normal market conditions. There is no minimum or maximum maturity for securities held, although the Fund expects that (except during temporary defensive periods or unusual market conditions) its dollar-weighted average portfolio maturity will be between five and ten years. The Fund may invest in a variety of U.S. Government securities, including U.S. Treasury bonds, notes and bills, and obligations of a number of U.S. Government agencies and instrumentalities. The Fund may also invest in interests in the foregoing securities, including collateralized mortgage obligations issued or guaranteed by a U.S. Government agency or instrumentality.

     Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities have historically had a very low risk of loss of principal if held to maturity. The Fund, however, can give no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not legally obligated to do so. The value of the Fund's portfolio (and consequently its shares) is expected to fluctuate inversely to changes in the direction of interest rates.

PRIME FUND AND TREASURY FUND

     The investment objective of both the Prime and Treasury Funds is to seek to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value. The Prime Fund pursues its objective by investing, in a broad range of government, bank and corporate obligations that can be found in the money markets. The Treasury Fund seeks to achieve its objective by investing in obligations that the U.S. Government has issued or to which the U.S. Government has pledged its full faith and credit to guarantee the payment of principal and interest. You should note, however, that shares of the Treasury Fund are not themselves issued or guaranteed by the U.S. Government or any of its agencies. U.S. Government obligations include Treasury bills, certain Treasury strips, certificates of indebtedness, notes and bonds, and obligations of other agencies and instrumentalities that are backed by the U.S. Treasury. It is the Treasury Fund's policy that under normal conditions it will invest 65% or more of its total assets in U.S. Treasury obligations and repurchase agreements for which such obligations serve as collateral.

     Each of these Funds (the "Money Market Funds") invests only in U.S. dollar-denominated securities that mature in thirteen months or less (with certain exceptions). The dollar-weighted average portfolio maturity of each Fund may not exceed ninety days. In accordance with the current rules of the Securities and Exchange Commission, the Prime Fund intends to limit its purchases in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) to no more than 5% of its total assets at the time of purchase, with the exception that up to 25% of its total assets may be invested in the securities of any single issuer for up to three business days.



     Instruments acquired by the Prime and Treasury Funds will be U.S. Government securities or other "First Tier Securities." The term "First Tier Securities" has a technical definition given by the Securities and Exchange Commission, but generally refers to securities that the Adviser has determined, under guidelines established by the Board of Trustees, present minimal credit risks, and have the highest short-term debt ratings at the time of purchase by one (if rated by only one) or more NRSROs. Unrated instruments (including instruments with long-term but no short-term ratings) will be of comparable quality as determined by the Adviser under guidelines approved by the Board of Trustees. A description of the applicable ratings is attached to the Statement of Additional Information as Appendix A.


PORTFOLIO INSTRUMENTS, PRACTICES AND RELATED RISKS


Special Risk Considerations


     FOREIGN SECURITIES. There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.


Although the International Equity Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S dollars. As a result, the net asset value of the Fund's shares may fluctuate with the U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange-rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.


Certain of the risks associated with investments in foreign securities are heightened with respect to investments in developing countries and fledgling democracies. The risks of expropriation, nationalism and social, political and economic instability are greater in those countries than in more developed capital markets.


     AMERICAN AND EUROPEAN DEPOSITORY RECEIPTS. The International Equity Fund may invest up to 100% of its total assets and the Equity Value Fund may invest up to 25% of its total assets in ADRs and EDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. ADRs and EDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs and EDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations."

     U.S. GOVERNMENT OBLIGATIONS. The TREASURY FUND may invest in U.S. Government obligations as described above. Each of the other Funds may also invest in securities issued or guaranteed by the U.S. Government, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities. Obligations of some of these agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the U.S. Treasury; others, like the Export-Import Bank, are supported by the issuer's right to borrow from the Treasury; others, including the Federal National Mortgage Association, are backed by the discretionary ability of the U.S. Government to purchase the entity's obligations; and still others like the Student Loan Marketing Association are backed solely by the issuer's credit. U.S. Government obligations also include U.S. Government-backed trusts that hold obligations of foreign governments and are guaranteed or backed by the full faith and credit of the United States. There is no assurance that the U.S. Government would support a U.S. Government-sponsored entity were it not required to do so by law.

     ASSET-BACKED SECURITIES. The BALANCED, SHORT-TERM FIXED INCOME, MANAGED BOND and PRIME FUNDS may invest in asset-backed securities (I.E., securities backed by installment sale contracts, credit card receivables or other assets). In addition, each of these Funds, as well as the U.S. GOVERNMENT SECURITIES FUND, may invest in U.S. Government securities that are backed by adjustable or fixed rate mortgage loans. The average life of an asset-backed instrument varies with the maturities of the underlying instruments. In the case of mortgages, these maturities may be a maximum of forty years. The average life of an asset-backed instrument is likely to be substantially less than the original maturity of the asset pools underlying the security as the result of scheduled principal payments and prepayments. This may be particularly true for mortgage-backed securities. The rate of such prepayments, and hence the life of the security, will be primarily a function of current market rates and current conditions in the relevant market. In calculating the average weighted maturity of a Fund's portfolio (except the Prime Fund), the maturity of asset-backed instruments will be based on estimates of average life. The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent a Fund purchases asset-backed securities at a premium, prepayments (which often may be made at any time without penalty) may result in some loss of a Fund's principal investment to the extent of any premiums paid.

     Presently there are several types of mortgage-backed securities issued or guaranteed by U.S. Government agencies, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits, or REMICs. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Although the relative payment rights of these classes can be structured in a number of different ways, most often payments of principal are applied to the CMO classes in the order of their respective stated maturities. CMOs can expose a Fund to more volatility and interest rate risk than other types of asset-backed obligations.

     MUNICIPAL OBLIGATIONS. The BALANCED, SHORT-TERM FIXED INCOME, MANAGED BOND and PRIME FUNDS may also invest in municipal obligations. These securities may be advantageous for these Funds when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other securities the particular Fund can purchase. Dividends paid by these Funds that come from interest on municipal obligations will be taxable to shareholders.

     The two main types of municipal obligations are "general obligation" securities (which are secured by the issuer's full faith credit and taxing power) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or other specific revenue source). A third type of municipal obligation, normally issued by special purpose public authorities, is known as a "moral obligation" security because if the issuer cannot meet its obligations it then draws on a reserve fund, the restoration of which is not a legal requirement. Private activity bonds (such as bonds issued by industrial development authorities) are usually revenue securities issued by or for public authorities to finance a privately operated facility.

     Within the principal classifications described above there are a variety of categories including municipal leases and certificates of participation. Municipal lease obligations are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Adviser will determine, under the supervision of the Board of Trustees, the credit quality of any unrated municipal leases on an on-going basis, including an assessment of the likelihood that the lease will not be cancelled.

     In many cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal obligation is tax-exempt and, accordingly, purchases of such securities are based on the opinion of counsel to the sponsors or issuers of the instruments. Emerald Funds and the Adviser rely on these opinions and do not intend to review the basis for them.

     Municipal obligations purchased by each Fund may be backed by letters of credit or guarantees issued by domestic or foreign banks and other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or a guarantee with respect to a municipal obligation held by a Fund could have an adverse effect on a Fund's portfolio and the value of its shares. As described below under "Foreign Securities," foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations.

     CORPORATE OBLIGATIONS. The BALANCED, SHORT-TERM FIXED INCOME, MANAGED BOND and PRIME FUNDS and, to a limited extent, the EQUITY and SMALL CAPITALIZATION FUNDS, may purchase corporate bonds and cash equivalents that meet a Fund's quality and maturity limitations. These investments may include obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, Eurobonds, which are U.S. dollar-denominated obligations of foreign issuers, Yankee bonds, which are U.S. dollar-denominated bonds issued by foreign issuers in the U.S., and equipment trust certificates.

     Cash equivalents, such as commercial paper and other similar obligations purchased by a Fund that have an original maturity of Thirteen months or less, will either have short-term ratings at the time of purchase in the top category by one or more NRSROs or be issued by issuers with such ratings. Unrated instruments of these types purchased by a Fund will be determined to be of comparable quality.

     BANK OBLIGATIONS. The BALANCED, SHORT-TERM FIXED INCOME, MANAGED BOND and PRIME FUNDS, and, to a limited extent, the EQUITY, EQUITY VALUE, INTERNATIONAL EQUITY and SMALL CAPITALIZATION FUNDS, may purchase Cds, bankers' acceptances, notes and time deposits issued or supported by U.S. or foreign banks and savings institutions that have total assets of more than $1 billion. These Funds may also invest in Cds and time deposits of domestic branches of U.S. banks that have total assets of less than $1 billion if the Cds and time deposits are insured by the FDIC. Investments in foreign banks and foreign branches of U.S. banks will not make up more than 25% of a Fund's total assets when the investment is made. (To the extent permitted by the SEC, bank obligations of U.S. branches of foreign banks will be considered to be investments in U.S. banks for purposes of this calculation.) These Funds may also make interest-bearing, savings deposits in amounts not exceeding 5% of their total assets.

     REPURCHASE AGREEMENTS. EACH FUND may buy portfolio securities subject to the seller's agreement to repurchase them at an agreed upon time and price. These transactions are known as repurchase agreements. A Fund will enter into repurchase agreements only with financial institutions deemed to be creditworthy by the Adviser or Sub-Adviser, pursuant to guidelines established by the Board of Trustees. During the term of any repurchase agreement, the Adviser or Sub-Adviser will monitor the creditworthiness of the seller, and the seller must maintain the value of the securities subject to the agreement in an amount that is greater than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays connected with the disposition of the underlying obligations. Because of the seller's repurchase obligations, the securities subject to repurchase agreements do not have maturity limitations.

     VARIABLE AND FLOATING RATE INSTRUMENTS. EACH FUND may purchase variable and floating rate instruments. In the case of each Fund except the U.S. Government Securities and Treasury Funds, these instruments may include variable amount master demand notes, which are instruments under which the indebtedness, as well as the interest rate, varies. If rated, variable and floating rate instruments must be rated in the highest short-term rating category by an NRSRO. If unrated, such instruments will need to be determined to be of comparable quality. Unless guaranteed by the U.S. Government or one of its agencies or instrumentalities, variable or floating rate instruments purchased by the Prime Fund must permit the Fund to demand payment of the instrument's principal at least once every thirteen months. Because of the absence of a market in which to resell a variable or floating rate instrument, a Fund might have trouble selling an instrument should the issuer default or during periods when a Fund is not permitted by agreement to demand payment of the instrument, and for this or other reasons a loss could occur with respect to the instrument.



     STRIPPED SECURITIES. EACH FUND may invest in instruments known as "stripped" securities. These instruments include U.S. Treasury bonds and notes and federal agency obligations on which the unmatured interest coupons have been separated from the underlying obligation. These obligations are usually issued at a discount to their "face value," and because of the manner in which principal and interest are returned may exhibit greater price volatility than more conventional debt securities. The Treasury Fund's investments in these obligations will be limited to "interest only" stripped securities that have been issued by a federal instrumentality known as the Resolution Funding Corporation and other stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Each Fund, except the Treasury Fund, may also invest in instruments that have been stripped by their holder, typically a custodian bank or investment brokerage firm, and then resold in a custodian receipt program under names you may be familiar with such as TIGRs and CATS.

     In addition, each Fund, except the Treasury Fund, may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. SMBS, in particular, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. If the underlying obligations experience greater than anticipated prepayments, a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by Emerald Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's per share net asset value.

     Although certain stripped securities may not pay interest to their holders before they mature, federal income tax rules require a Fund each year to recognize a part of the discount attributable to a security as interest income. This income must be distributed along with the other income a Fund earns. To the extent shareholders request that they receive their dividends in cash rather than reinvesting them, the money necessary to pay those dividends must come from the assets of a Fund or from other sources such as proceeds from sales of Fund shares and/or sales of portfolio securities. The cash so used would not be available to purchase additional income-producing securities, and a Fund's current income could ultimately be reduced as a result.

     BANK INVESTMENT CONTRACTS AND GUARANTEED INVESTMENT CONTRACTS. The BALANCED, SHORT-TERM FIXED INCOME, MANAGED BOND and PRIME FUNDS may invest in bank investment contracts ("BICs") issued by banks that meet the asset size requirements described above under "Bank Obligations" and may also invest in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies that have assets of $1 billion or more and meet the quality and credit standards established by the Adviser pursuant to guidelines approved by the Board of Trustees. Pursuant to a BIC or GIC, a Fund would make cash contributions to a deposit account at a bank or insurance company. These contracts are general obligations of the issuing bank or insurance company and are paid from the general assets of the issuing entity. In return for its cash contribution, a Fund would receive interest from the issuing entity at either a negotiated fixed or floating rate. Because BICs and GICs are generally not assignable or transferable without the permission of the bank or insurance company involved, and an active secondary market does not currently exist for these instruments, they are considered illiquid securities and are subject to a Fund's policy and limitation on such investments as described below under "Managing Liquidity."

     PARTICIPATIONS AND TRUST RECEIPTS. THE BALANCED, SHORT-TERM FIXED INCOME, MANAGED BOND and PRIME FUNDS may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives a Fund an undivided interest in the security in the proportion that a Fund's participation interest or receipt bears to the total principal amount of the security. Each Fund intends only to purchase participations and trust receipts from an entity or syndicate, and do not intend to serve as a co-lender in any such activity. As to certain instruments for which a Fund will be able to demand payment, a Fund intends to exercise its right to do so only upon a default under the terms of the security, as needed to provide liquidity, or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest or trust receipt may be deemed to be an extension of credit by a Fund to the issuing financial institution rather than to the obligor of the underlying security and may not be directly entitled to the protection of any collateral security provided by the obligor. In such event, the ability of a Fund to obtain repayment could depend on the issuing financial institution.

     WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. EACH FUND may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. When-issued purchases and forward purchase commitments are not expected to exceed 25% of the value of a Fund's total assets under normal circumstances. These transactions will not be entered into for speculative purposes but only in furtherance of a Fund's investment objectives.

     INTEREST RATE SWAPS, FLOORS AND CAPS. The BALANCED, SHORT-TERM FIXED INCOME and MANAGED BOND FUNDS may enter into interest rate swaps and purchase interest rate floors or caps in order to protect their net asset value from interest rate fluctuations and to hedge against fluctuations in the floating rate market in which a Fund's investments are traded. A Fund would expect to enter into these hedging transactions primarily to preserve the return or spread of a particular investment or portion of its portfolio and to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive a floating rate of interest for another party's right to receive a fixed rate of interest. The excess, if any, of a Fund's obligations over what it is owed with respect to each interest rate swap will be accrued on a daily basis and cash or other liquid high grade debt securities having an aggregate net asset value equal to such accrued excess will be maintained by a Fund's custodian in a separate account.

     The purchase of an interest rate floor by a Fund would entitle it, to the extent a specified index fell below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party that sold the floor. The purchase of an interest rate cap by a Fund would entitle it, to the extent that a specified index exceeded a predetermined interest rate, to receive payments of interest on a notional principal amount from the party that sold the cap. A Fund will only enter into an interest rate swap, floor or cap transaction if the unsecured commercial paper, senior debt, or claims paying ability of the other party to the transaction is rated either in the top rating category for short-term debt or "A" or its equivalent for long-term debt by an NRSRO.

     OTHER INVESTMENT COMPANIES. EACH FUND may invest in the securities of other mutual funds that invest in the particular instruments in which a Fund itself may invest, subject to the requirements of applicable securities laws. When a Fund invests in another mutual fund, it pays a pro rata portion of the advisory and other expenses of that fund as a shareholder of that fund. These expenses are in addition to the advisory and other expenses a Fund pays in connection with its own operations. In particular, the Equity and Balanced Funds may invest in Standard & Poor's Depository Receipts ("SPDRs") and shares of other investment companies that are structured to seek a correlation to the performance of the S&P 500 Index.

     The INTERNATIONAL EQUITY FUND may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund currently intends to limit these investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by a Fund, other investment portfolios of Emerald Funds, or any other investment companies advised by the Adviser.

     BORROWINGS. EACH FUND is authorized to make limited borrowings for temporary purposes and each Fund may enter into reverse repurchase agreements. Under such an agreement a Fund sells portfolio securities and then buys them back later at an agreed-upon time and price. When a Fund enters into a reverse repurchase agreement it will place in a separate custodial account either liquid assets or high grade debt securities that have a value equal to or more than the price a Fund must pay when it buys back the securities, and the account will be continuously monitored to make sure the appropriate value is maintained.
Reverse repurchase agreements may be used to meet redemption requests without selling portfolio securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Interest paid by a Fund in a reverse repurchase or other borrowing transaction will reduce a Fund's income.

     SECURITIES LENDING. EACH FUND may lend securities held in its portfolio to broker-dealers and other institutions as a means of earning additional income. These loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, securities loans will be made only to parties the Adviser or Sub-Adviser deems to be of good standing, and will only be made if the Adviser thinks the possible rewards from such loan justify the possible risks. A loan will not be made if, as a result, the total amount of a Fund's outstanding loans exceeds 30% of its total assets. Securities loans will be fully collateralized.


     MORTGAGE ROLLS. The BALANCED, SHORT-TERM FIXED INCOME, U.S. GOVERNMENT SECURITIES and MANAGED BOND FUNDS may enter into transactions known as "mortgage dollar rolls" in which a Fund sells mortgage-backed securities for current delivery and simultaneously contracts to repurchase substantially similar securities in the future at a specified price which reflects an interest factor and other adjustments. During the roll period, a Fund does not receive principal and interest on the mortgage-backed securities, but it is compensated by the difference between the current sales price and the lower forward price for the future purchase as well as by the interest earned on the cash proceeds of the initial sale. Unless a roll has been structured so that it is "covered," meaning that there exists an offsetting cash or cash-equivalent security position that will mature at least by the time of settlement of the roll transaction, cash, U.S. Government securities or other liquid high grade debt instruments in the amount of the future purchase commitment will be set apart for a Fund involved in a separate account at the custodian. Mortgage rolls are not a primary investment technique for any of these Funds, and it is expected that, under normal market conditions, a Fund's commitments under mortgage rolls will not exceed 10% of the value of its total assets.


     CONVERTIBLE SECURITIES. The EQUITY, EQUITY VALUE, INTERNATIONAL EQUITY, SMALL CAPITALIZATION, BALANCED, SHORT-TERM FIXED INCOME and MANAGED BOND FUNDS may invest in convertible securities, including bonds, notes and preferred stock, that may be converted into common stock either at a stated price or within a specified period of time. In investing in convertibles, a Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.


     None of the assets of the Short-Term Fixed Income and Managed Bond Funds, and no more than 15% of the total assets of the Equity, Equity Value, International Equity, Small Capitalization and Balanced Funds, may be invested in convertible securities rated below investment grade at the time of purchase. Non-investment grade convertible securities must be rated "B" or higher by at least one NRSRO. (A description of applicable ratings is attached to the Statement of Additional Information as Appendix A.) Non-investment grade securities are commonly referred to as "junk" bonds and present a greater risk as to the timely repayment of the principal, interest and dividends. Particular risks include (a) the sensitivity of such securities to interest rate and economic changes, (b) the lower degree of protection of principal and interest payments, (c) the relatively low trading market liquidity for the securities,
(d) the impact that legislation may have on the market for these securities (and, in turn, on a Fund's net asset value) and (e) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would negatively affect their ability to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower rated convertible securities and negatively affect the value of outstanding securities and the ability of the issuers to repay principal and interest. If the issuer of a convertible security held by a Fund defaulted, that Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not they are based on fundamental analysis, could also decrease the values and liquidity of lower-rated convertible securities held by a Fund, especially in a thinly traded market.

     OPTIONS. EACH FUND (except the Prime and Treasury Funds), may write covered call options, buy put options, buy call options and sell, or "write," secured put options on particular securities or various securities indices. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

     Options purchased by a Fund will not exceed 5%, and options written by a Fund will not exceed 25%, of its net assets. All options will be listed on a national securities exchange and issued by the Options Clearing Corporation.

     Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of any Fund.

     FUTURES AND RELATED OPTIONS. EACH FUND (except the Prime and Treasury Funds) may invest to a limited extent in futures contracts and options on futures contracts in order to gain fuller exposure to movements of security prices pending investment, for hedging purposes or to maintain liquidity. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a securities index. A Fund may not purchase or sell a futures contract (or related option) unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments).

     Each of these Funds may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which that Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, that Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.


     The International Equity Fund may engage in futures transactions on either a domestic or foreign exchange or board of trade. The other Funds will engage in futures transactions only on domestic exchanges or boards of trade.

     More information regarding futures contracts and related options can be found in Appendix B attached to the Statement of Additional Information, which you may request by calling 800/367-5905.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the International Equity Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Fund may either enter into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.


     Forward foreign currency exchange contracts also allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, the forward foreign currency exchange contracts may be rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to the Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by the Fund's Board of Trustees.


     The International Equity Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars -- at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash, U.S. Government securities or other liquid high-grade debt securities equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statement of Additional Information for additional information regarding foreign currency exchange transactions.


     MANAGING LIQUIDITY. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons a Fund does not knowingly invest more than 10% of its net assets in illiquid securities. Illiquid securities include repurchase agreements, securities loans and time deposits that do not permit a Fund to terminate them after seven days notice, GICS, BICS, stripped mortgage-backed securities issued by private issuers and securities that are not registered under the securities laws. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper and variable amount master demand notes with maturities of nine months or less and securities for which the Adviser (Sub-Adviser in the case of the International Equity Fund) has determined pursuant to guidelines adopted by the Board of Trustees that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule 144A), are not subject to this 10% limitation. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers were no longer interested in purchasing these restricted securities.


     PORTFOLIO TURNOVER. EACH FUND may sell a portfolio security shortly after it is purchased if it is believed such disposition is consistent with a Fund's objectives. Portfolio turnover may occur for a variety of reasons, including the appearance of a more favorable investment opportunity. Turnover may require payment of brokerage commissions, impose other transaction costs and could increase the amount of income received by a Fund that constitutes taxable capital gains. To the extent capital gains are realized, distributions from the gains may be ordinary income for federal tax purposes (see "Tax Implications"). During the last fiscal year, annual portfolio turnover rates of the Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government Securities and Managed Bond Funds were 104%, 229%, 87%, 33%, 89%, and 92%, respectively. The annual portfolio turnover rates for the Equity Value and International Equity Funds are not expected to exceed 100%.

     OTHER RISK CONSIDERATIONS. As with an investment in any mutual fund, an investment in the Funds entails market and economic risks associated with investments generally. However, there are certain specifics of which you should be aware.


     Generally, the market value of fixed income securities in the Funds can be expected to vary inversely to changes in prevailing interest rates. You should recognize that in periods of declining interest rates the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and in periods of rising interest rates the market value will tend to decrease. You should also recognize that in periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. The Balanced, Short-Term Fixed Income, U.S. Government Securities, Managed Bond, Prime and Treasury Funds may purchase zero-coupon bonds (I.E., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset values.



     In addition, the Balanced, Short-Term Fixed Income, Managed Bond and Prime Funds may purchase custodial receipts, tender option bonds and certificates of participation in trusts that hold municipals or other types of obligations. A certificate of participation gives a Fund an individual, proportionate interest in the obligation, and may have a variable or fixed rate. Because certificates of participation are interest obligations that may be funded through government appropriations, they are subject to the risk that sufficient appropriations as to the timely payment of principal and interest on the obligations may not be made. The NRSRO quality rating of an issue of certificates of participation is normally based upon the rating of obligations held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue.

     These Funds, with the exception of the Prime Fund, may also hold other derivative instruments, which may be in the form of participations and custodial receipts evidencing rights to receive a specific future interest payment, principal payment, or both, and bonds that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps. Many of these derivative instruments are proprietary products that have been recently developed by investment banking firms, and it is uncertain how these instruments are will perform under different economic and interest-rate scenarios. In addition, to the extent that the market value of these instruments is leveraged, they may be more volatile than other types of obligations and may present greater potential for capital gain or loss. In some cases it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information, and an established secondary market for some instruments may not exist.

     Payment on municipal obligations held by a Fund relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Should a foreclosure occur, collection of proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted municipal obligation.

FUNDAMENTAL LIMITATIONS

     The Funds' investment objectives and policies discussed above are not fundamental and may be changed by the Board of Trustees without shareholder approval. You will be notified of any material changes, but as a result, a Fund may have different investment objectives from the one they had at the time of your investment. However, each Fund also has in place certain "fundamental limitations" that cannot be changed without the approval of a majority of the Fund's outstanding shares. Some of these fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in full in the Statement of Additional Information.


     1. A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.

     2. A Fund may not purchase securities (with certain exceptions, including U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the total assets of each Fund can be invested without regard to the 5% limitation. A Fund may not purchase more than 10% of the outstanding voting securities of any issuer subject, however, to the foregoing 25% exception.

     3. A Fund may not borrow money except for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of a Fund's total assets, the Fund will not make any additional investments.

     If a percentage limitation is met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.

     In order to permit the sale of a Fund's shares (or a particular class of shares) in some states, Emerald Funds may agree to certain restrictions that may be stricter than the investment policies and limitations discussed above. If Emerald Funds decides that any of these restrictions is no longer in a Fund's best interest, it may revoke its agreement to abide by such restriction by no longer selling shares in the state involved.


                           INVESTING IN EMERALD FUNDS

YOUR MONEY MANAGER

     BARNETT BANKS TRUST COMPANY, N.A. (REFERRED TO AS "BARNETT" OR THE "ADVISER") SERVES AS INVESTMENT ADVISER FOR EMERALD FUNDS. Barnett is the largest trust organization headquartered in Florida and has notable experience in providing professional investment management services. Organized as a national banking association in 1974, it is the successor to the business of earlier organizations that had provided continuous trust services since 1926. Barnett first began providing advisory services to mutual funds in 1988 and is a subsidiary of Barnett Banks, Inc., a registered bank holding company that has offered general banking services since 1877. [__________, the Sub-Adviser for the International Equity Fund, is a __________ and provides management services to a number of mutual funds with total assets on December 31, 1995 of _________.]


     ENTRUSTED WITH APPROXIMATELY $__ BILLION UNDER ACTIVE MANAGEMENT, Barnett is an industry leader in providing investment management services to individuals and institutions. As the investment adviser to Emerald Funds,

Barnett employs investment professionals who are dedicated to managing money on a full-time basis.

PURCHASE OF SHARES

     Institutional Shares are sold on a continuous basis by Emerald Asset Management, Inc. (called the "Distributor"). The Distributor is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

     Institutional Shares are sold to Barnett and its affiliates, as well as to Barnett's correspondent banks and other institutions ("Institutions") acting on behalf of themselves or their customers who maintain qualified trust, agency or custodial accounts ("Customers"). Customers may include individuals, trusts, partnerships and corporations. All share purchases are effected through a Customer's account at Barnett or another Institution through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions will be sent to Barnett or the other Institution involved. Barnett and other Institutions (or their nominees) will normally be the holders of record of Institutional Shares acting on behalf of their Customers, and will reflect their Customers' beneficial ownership of shares in the account statements provided by them to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Funds will be governed by the Customers' account agreements with Barnett and other Institutions.

     Institutional Shares are sold at the net asset value per share next determined after receipt of a purchase order from an Institution by the Funds' transfer agent. The minimum initial investment in a Fund (other than the Prime Fund or Treasury Fund) for an Institution is $250,000 with no minimum subsequent investment. The minimum initial investment in the Prime and Treasury Funds for an Institution is $5,000 and the minimum subsequent investment is $100. Barnett and other Institutions may establish different minimum investment requirements for their Customers. For example, there is no minimum initial investment for transfers of assets by Customers from other banks or financial institutions. Barnett and other Institutions may also charge their Customers certain account fees depending on the type of account a Customer has established with the Institution. These fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Information concerning these minimum account requirements, services and any charges should be obtained from the Institutions before a customer authorizes the purchase of Fund shares, and this Prospectus should be read in conjunction with any information so obtained.

     The Equity and Fixed Income Funds may have different business days from those of the Money Market Funds. A "Business Day" for the Equity and Fixed Income Funds is any day on which the New York Stock Exchange (the "Exchange") is open for business, while for the Money Market Funds it is any day on which both the Exchange and the Funds' Custodian are open for business. Additionally, on days when the Exchange (and/or the Custodian for Money Market Funds) closes early due to a partial holiday or otherwise, the Funds reserve the right to advance the times at which purchase and redemption orders must be received in order to be processed on that Business Day.

     For all Funds except the Prime and Treasury Funds, purchase orders placed by an Institution for Institutional Shares must be received by the Funds transfer agent before the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "Exchange") on a Business Day. Payment for shares must be made by Institutions in federal funds or other funds immediately available to the Funds' custodian no later than 4:00 p.m. (Eastern time) on the Business Day immediately following placement of the purchase order. Purchase orders for the Prime and Treasury

Funds must be received by 2:00 p.m. (Eastern time) on a Business Day in order to be effective. Purchases for shares of the Prime and Treasury Funds will be effected only on days on which Emerald Funds and the purchasing Institutions are open for business and only when federal funds or other funds are immediately available to the Fund's transfer agent to make the purchase on the day it receives the purchase order. Institutions may transmit purchase orders for shares of the Prime and Treasury Funds by telephoning the transfer agent c/o the Distributor at 800-367-5905 not later than 2:00 p.m. (Eastern time) on any Business Day. If federal funds are not available with respect to any such order by the close of business on the day the order is received by the transfer agent, the order will be cancelled. In addition, any purchase order received by the transfer agent after 2:00 p.m. (Eastern time) will not be accepted, and notice thereof will be given to the Institution placing the order. Any funds received in connection with late orders will be returned promptly.

     Each Fund observes the following holidays: New Year's Day (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed). In addition, the Prime and Treasury Funds observe the following additional holidays: Martin Luther King, Jr. Day, Columbus Day and Veterans Day (observed).

     It is the responsibility of Institutions to transmit orders for purchases by their Customers promptly to the Fund in accordance with their agreements with their Customers, and to deliver required investments on a timely basis. If federal funds are not received within the period described, the order will be cancelled, notice will be given, and the Institution will be responsible for any loss to Emerald Funds or its beneficial shareholders. Payments for shares of a Fund may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for that Fund. For further information see "In-Kind Purchases" in the Statement of Additional Information.

     Purchase orders must include the purchasing Institution's tax identification number. Emerald Funds reserves the right to reject any purchase order or to waive the minimum initial investment requirement. Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded in the shareholder records of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

     You should note that neither Emerald Funds nor its service contractors will be responsible for any loss or expense for acting upon telephone instructions that are believed to be genuine. In attempting to confirm that telephone instructions are genuine, Emerald Funds will use procedures considered reasonable. To the extent Emerald Funds does not use reasonable procedures to form its belief, it and/or its service contractors may be responsible for instructions that are fraudulent or unauthorized.

REDEMPTION OF SHARES

     Redemption orders are effected at the net asset value per share next determined after receipt of the order from an Institution by Emerald Funds' transfer agent. Emerald Funds imposes no charges when Institutional Shares are redeemed. Barnett and other Institutions may charge fees to their Customers for their services in connection with investments. Shares held by an Institution on behalf of its Customers must be redeemed in accordance with the instructions and limitations pertaining to the account at the Institution.

     The Funds may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted under the Investment Company Act of 1940.

     Emerald Funds intends to pay cash for all shares redeemed, but in unusual circumstances may make payment wholly or partly in readily marketable portfolio securities at their then market value equal to the redemption price if it appears appropriate to do so in light of the Funds' responsibilities under the Investment Company Act of 1940. See the Statement of Additional Information ("Additional Purchase and Redemption Information") for examples of when such redemptions might be appropriate. In those cases, an investor may incur brokerage costs in converting securities to cash. The Funds may also redeem shares involuntarily if the balance has fallen below the minimum level due to shareholder redemptions, not due to market fluctuations.

     It is the responsibility of the Institutions to provide their customers with statements of account with respect to transactions made for their accounts at the Institutions.

     Share balances may be redeemed pursuant to arrangements between Institutions and their Customers. It the responsibility of an Institution to transmit redemption orders to Emerald Funds' transfer agent and to credit its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for all Funds (except the Prime and Treasury Funds) are normally wired in federal funds to the redeeming institution the Business Day following receipt of the order by the transfer agent. Payment for Prime and Treasury Fund redemption orders which are received by the transfer agent before 2:00 p.m. (Eastern time) on a Business Day will normally be wired in federal funds the same day. Payment for Prime and Treasury Fund redemption orders which are received between 2:00 p.m. (Eastern time) and the close of business or on a non-Business Day will normally be wired in federal funds on the next Business Day. Emerald Funds reserve the right, however, to delay the wiring of redemption proceeds for up to seven days after receipt of a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect a Fund.

     The value of shares that are redeemed may be more or less than their original cost, depending on a Fund's current net asset value.

DIVIDENDS AND DISTRIBUTIONS

WHERE DO DIVIDENDS AND DISTRIBUTIONS COME FROM?

     Dividends for each Fund are derived from its net investment income. In the case of the Short-Term Fixed Income, U.S. Government Securities and Managed Bond Funds, net investment income comes from the interest on the bonds and other investments that they hold in their portfolios. For the Equity, Equity Value, International Equity, Small Capitalization and Balanced Funds net investment income is made up of dividends received from the stocks they hold, as well as interest accrued on convertible securities, money market instruments and other obligations held in their portfolios. For the Prime and Treasury Funds, net investment income flows from interest that the Funds earn on the money market and other investments they hold.


     The Funds realize capital gains when they sell a security for more than its cost. Each Fund will make distributions of its net realized capital gains, if any, after any reductions for capital loss carryforward.

WHAT ARE THE DIVIDEND AND DISTRIBUTION OPTIONS?

     Shareholders receive dividends and net capital gains distributions. Dividends and distributions automatically reinvested in the same share class of the Fund on which the dividend or distribution was declared, unless the shareholder specifically elects to receive payments in cash. Your election and any subsequent change should be made in writing to:


                                  Emerald Fund
                            BISYS Fund Services, Inc.
                                3435 Stelzer Road
                            Columbus, OH  43219-3035


     Your election is effective for dividends and distributions with record dates (with respect to the Equity, Equity Value, International Equity, Small Capitalization and Balanced Funds) or payment dates (with respect to the Short-Term Fixed Income, U.S. Government Securities, Managed Bond, Prime and Treasury Funds) after the date the Funds' transfer agent receives the election.

WHEN ARE DIVIDENDS AND DISTRIBUTIONS DECLARED AND PAID?

                                                                    DIVIDENDS ARE
                                                       --------------------------------------
FUND                                                        DECLARED                  PAID
----                                                   ---------------     --------------------
(1)  Equity, Equity Value and Balanced . . . . . . . .     Quarterly          Quarterly

(2)  International Equity and Small Capitalization . .     Annually           Annually

(3)  Short-Term Fixed Income, U.S. Government
     Securities, Managed Bond, Prime and Treasury. . .     Daily              Monthly within five
                                                                              business days after
                                                                              month end


____________________

(1) Dividends for the Equity, Equity Value and Balanced Funds may be declared and paid at times that do not fall at the end of a calendar quarter.


(2)  Dividends for the International Equity and Small Capitalization   Funds may
     be declared and paid at times that do not fall at the end of a calendar year.

(3) Shares of the Short-Term Fixed Income, U.S. Government Securities and Managed Bond Funds begin earning dividends the first Business Day after acceptance of the purchase order for which Emerald Funds' custodian has received payment and stop earning dividends on the Business Day such shares are redeemed. Shares of the Prime and Treasury Funds begin earning dividends on the day a purchase order is accepted and payment in federal funds is received by the Funds' Custodian, and continue to earn dividends through the day before they are redeemed.

     With respect to the Short-Term Fixed Income, U.S. Government Securities and Managed Bond Funds, if all of the Institutional Shares held by an Institution in such a Fund are redeemed, the Fund will pay accrued dividends within five Business Days after redemption. With respect to the Prime and Treasury Funds, if all Institutional Shares held by an Institution in such Funds are redeemed, the Funds will pay accrued dividends within five Business Days after the end of each month in which the redemption occurs.

     Net capital gain distributions for each of the Funds, if any, are made at least annually after any reductions for capital loss carryforwards.

EXPLANATION OF SALES PRICE

     Institutional Shares of the Funds are sold at net asset value. Net asset value per share is determined on each Business Day (as defined above) at 4:00 p.m. (Eastern time) with respect to each Fund other than the Prime and Treasury Funds and at 2:00 p.m. (Eastern time) with respect to the Prime and Treasury Funds by adding the value of a Fund's investments, cash and other assets attributable to its Institutional Shares, subtracting the Fund's liabilities attributable to those shares, and then dividing the result by the number of Institutional Shares in the Fund that are outstanding. The assets of the Funds (except the Prime and Treasury Funds) are valued at market value or, if market quotes cannot be readily obtained, fair value is used as determined by the Board of Trustees. Debt securities held by these Funds that have sixty days or less until they mature are valued at amortized cost, which generally approximates market value. All securities of the Prime and Treasury Funds are valued at amortized cost. More information about valuation can be found in the Funds' Statement of Additional Information, which you may request by calling 800/367-5905.



     Foreign securities acquired by the International Equity Fund as well as the other Funds may be traded on foreign exchanges or over-the-counter markets on days on which a Fund's net asset values are not calculated. In such cases, the net asset values of the Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

EXCHANGE PRIVILEGE

     If you wish, Institutional Shares of the Equity, Equity Value, International Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government Securities or Managed Bond Funds may be exchanged for Retail Shares of the same Fund in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of Barnett or another bank, trust company or thrift institution. Similarly, a Customer may exchange Retail Shares for Institutional Shares of the same Fund if the shares are to be held in such a qualified trust, agency or custodial account. These exchanges are made without a sales charge at the net asset value of the respective share classes. The particular class of shares you are exchanging into must be registered for sale in your state. The exchange privilege may be modified or terminated at any time. At least 60 days' notice will be given to shareholders of any material modification or termination of the exchange privilege except where notice is not required by the Securities and Exchange Commission.

OTHER SERVICE PROVIDERS

     While the investment advice provided to the Funds is essential, Emerald Funds would not be able to function without the services of a number of other companies. Some of these companies are listed below. For further information as to the services these companies provide, as well as more information regarding investment advisory services, see "Fund Management."


                                  ADMINISTRATOR

                      BISYS FUND SERVICES LIMITED PARTNERSHIP
                                    ("BISYS")

     BISYS, a wholly-owned subsidiary of The BISYS Group, Inc., is responsible for coordinating Emerald Funds' efforts and generally overseeing the operation of the Funds' business. It has been providing services to mutual funds since 1987.


                                   DISTRIBUTOR
                         EMERALD ASSET MANAGEMENT, INC.

     Emerald Asset Management, Inc. is a wholly-owned subsidiary of BISYS. Mutual funds structured like the Funds sell shares on a continuous basis. The Funds' shares are sold through the Distributor.

                                    CUSTODIAN
                              THE BANK OF NEW YORK
     The Bank of New York is responsible for holding the investments that the Funds own.

                                 TRANSFER AGENT
                             BISYS FUND SERVICES, INC.

     BISYS Fund Services, Inc. is the Transfer Agent for the Funds. This means that its job is to maintain the account records of all shareholders of record in the Funds, as well as to administer the distribution of any dividends or distributions declared by the Funds.


                           THE EMERALD FAMILY OF FUNDS

Emerald Funds was organized on March 15, 1988 as a Massachusetts business trust, and is a mutual fund of the type known as an "open-end management investment company." The Agreement and Declaration of Trust permits the Board of Trustees of Emerald Funds to classify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two share classes of the Equity and Fixed Income Funds and three share classes in the Prime and Treasury Funds. Each Fund is classified as a diversified company. The Board of Trustees has also authorized the issuance of additional classes of shares representing interests in other portfolios of Emerald Funds. Information regarding these other portfolios and share classes may be obtained by contacting the Distributor at the address listed on page 35.


     The Institutional Shares of the Equity, Equity Value, International Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government Securities and Managed Bond Funds are described in this prospectus. These
Funds as well as the money market funds also offer Retail Shares. Shares of each share class of a Fund bear a pro rata portion of all operating expenses paid by the Funds, except for certain miscellaneous "class expenses" (I.E. certain printing,
                                      -40-
registration and per account transfer agency expenses). In addition, Retail Shares bear all payments under the Funds' Combined Distribution and Service
Plan and Shareholder Processing Plan (the "Plans") as described in the prospectus for those shares. Under the Plans the Distributor and Service Organizations receive fees for distribution and shareholder and administrative support services.


     Payments under the Combined Distribution and Service Plan for Retail Shares may be made for payments to broker-dealers and financial institutions under agreements with those organizations for shareholder services provided to Retail shareholders and/or the maintenance of Retail shareholder accounts. Payments under the Combined Distribution and Service Plan for Retail Shares may not exceed .25% (on an annual basis) of the average daily net asset value of outstanding Retail Shares. Distribution payments under the Combined Distribution and Service Plan are subject to the requirements of a rule under the Investment Company Act of 1940 known as Rule 12b-1.


Under the Shareholder Processing Plan Service Organizations agree to provide various shareholder processing services, such as providing necessary personnel and facilities to establish and maintain shareholder accounts and records for Clients; assisting in aggregating and processing purchase, exchange and redemption transactions; placing net purchase and redemption orders with the Fund's distributor; arranging for wiring of funds; transmitting and receiving funds in connection with Client orders to purchase or redeem Shares; processing dividend payments; verifying and guaranteeing Client signatures in connection with redemption orders and transfers and changes in Client-designated accounts, as necessary; providing periodic statements showing a Client's account balance and, to the extent practicable, integrating such information with other Client transactions otherwise effected through or with us; furnishing (either separately or on an integrated basis with other reports sent to a Client by us) periodic statements and confirmations of purchases, exchanges and redemptions; transmitting on behalf of the Funds, proxy statements, annual reports, updating prospectuses and other communications from the Funds to Clients; receiving, tabulating and transmitting to the Funds proxies executed by Clients with respect to shareholder meetings; providing the information to the Funds necessary for accounting or subaccounting; and providing such other similar services as may reasonably be requested. Payments for these services may not exceed .25% (on an annual basis) of the average daily net asset value of a Fund's outstanding Retail Shares.


     Emerald Funds offers various services and privileges in connection with its Retail Shares that are not offered in connection with its Institutional Shares, including an automatic investment plan, an automatic withdrawal plan and share exchange privileges among Funds. Persons selling or servicing Retail Shares of the Funds may receive different compensation with respect to one particular class of shares over another in the same Fund.


     The Board of Trustees has also authorized the issuance of an unlimited number of shares in each of the classes of the Prime and Treasury Funds (the Emerald (or "Institutional") Share Class, the Emerald Service Share Class and the Retail Share Class). Shares of each of these classes bear their pro rata portion of all operating expenses paid by the Fund, except for the miscellaneous "class expenses" described above. In addition, Emerald Service Shares bear the payments described in the prospectus for such shares that are paid under the Fund's Shareholder Processing and Service Plan (called the "Emerald Service Plan"). Payments under the Plan cover shareholder services that are related to Emerald Service Shares, such as aggregating purchase and redemption requests, placing net purchase and redemption orders and providing sub-accounting or the information necessary for sub-accounting. The Emerald Service Plan calls for payments to the institution involved, which include Barnett, Service Organizations, and their affiliates at an annual rate not to exceed .35% of the average daily net asset value of the outstanding Emerald Service Shares. These payments are not made with respect to the Fund's
Emerald Shares or Retail Shares. Standardized yield quotations are computed separately for each of the Fund's three classes. Because of these Plans and other "class expenses," the performance of the Prime and Treasury Funds'
Emerald Shares is expected to be higher than the performance of such Funds' Emerald Service Shares , and the performance of both the Emerald Shares and Emerald Service Shares of a Fund is expected to be higher than the performance of the Fund's Retail Shares. The Prime and Treasury Funds offer various services and privileges in connection with Retail Shares that are not generally offered in connection with Emerald Shares and Emerald Service
Shares, including an automatic investment plan, automatic withdrawal plan and checkwriting. For further information regarding the Funds' Retail Shares, contact [name and number].

These payments are not made with respect to the Funds' Institutional Shares, Emerald Shares or Emerald Service Shares and, as a result, the net yields on those Shares will be higher than the net yield on the Funds' Retail Shares. Retail Shares have certain exchange privileges that Emerald Shares and Emerald Service Shares do not have.


     Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shares of all Emerald Fund portfolios vote together and not by class, unless otherwise required by law or permitted by the Board of Trustees. All shareholders of a particular Fund will vote together as a single class on matters pertaining to the Fund's investment advisory agreement and fundamental investment limitations. Only Retail shareholders, however, will vote on matters pertaining to the Plans for Retail Shares. Similarly, only holders of Emerald Service Shares will vote on matters pertaining to the Funds' Shareholder Services Plan and only holders of Investor Shares will vote on matters pertaining to the Plans for those Shares.


     Emerald Funds is not required to and does not currently expect to hold annual meetings of shareholders to elect trustees. The trustees will call a shareholder meeting upon the written request of shareholders owning at least 10% of the shares entitled to vote. As of December 31, 1995, the Adviser and its affiliates possessed, on behalf of their underlying customer accounts, voting or investment power with respect to a majority of the outstanding shares of Emerald Funds. More information about shareholder voting rights can be found in the Statement of Additional Information under "Description of Shares."



                            THE BUSINESS OF THE FUNDS

FUND MANAGEMENT

     THE BUSINESS AFFAIRS OF EMERALD FUNDS ARE MANAGED UNDER THE GENERAL SUPERVISION OF THE BOARD OF TRUSTEES.

     The following individuals serve as trustees of Emerald Funds:

     - Chesterfield H. Smith, Chairman of the Board of Emerald Funds, is a Senior Partner of the law firm of Holland and Knight.

     - John G. Grimsley, President of Emerald Funds, is a member of the law firm of Mahoney, Adams & Criser.

     -    Raynor E. Bowditch is the President of Bowditch Insurance Corporation.

     - Mary Doyle is the Dean in Residence of the Association of American Law Schools.

     -      Albert D. Ernest is the President of Albert Ernest Enterprises.


     Emerald Funds has also employed a number of professionals to provide investment management and other important services to the Funds. BARNETT BANKS TRUST COMPANY, N.A. serves as the Funds' adviser and has its principal offices at 9000 Southside Boulevard, Building 100, Jacksonville, Florida 32256. BISYS Fund Services Limited Partnership, located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds' administrator, and BISYS' wholly-owned subsidiary, Emerald Asset Management, Inc., located at the same address, is the registered broker-dealer that sells the Funds' shares. The Funds also have a custodian, The Bank of New York, located at 90 Washington Street, New York, New York 10286 and a transfer and dividend paying agent, BISYS Fund Services, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


     ADVISER. As of December 31, 1995 Barnett had approximately $___ billion under active management, with $___ billion in equity securities, $___ million in taxable fixed income securities, $___ billion in treasury and government securities, $___ billion in municipals and $___ billion in money market instruments. Barnett is a subsidiary of Barnett Banks, Inc., a registered bank holding company that has offered general banking services since 1877.


     Barnett manages the investment portfolios of the Funds, including selecting portfolio investments and making purchase and sale orders.

     A Fund's portfolio manager is primarily responsible for the day-to-day management of its investment portfolio. Russell Creighton, C.F.A., a Senior Vice President of Barnett, has been the portfolio manager of the Equity Fund since September of 1993, and has also managed the Balanced Fund since it commenced operations on April 11, 1994. Mr. Creighton has been a portfolio manager with Barnett since 1983, and in addition to the Equity Fund currently manages a diversified common stock fund and assists in preparing ongoing equity investment strategy. Martin E. LaPrade and Joseph E. Tannehill co-manage the International Equity Fund which commenced operations on December 26, 1995 and along with Mr. Creighton, co-manage the Equity Value Fund. Martin E. LaPrade, C.F.A., is a Senior Vice President with Barnett and currently has 11 years of investment experience. He serves as a strategist and an equity portfolio manager with additional responsibility in asset allocation research and directs the asset allocation decisions for balanced account management. He joined Barnett in 1978. Joe E. Tannehill, C.F.A., is a Vice President with Barnett and currently has 9 years of investment experience. Mr. Tannehill is primarily responsible for applying quantitative methods to equity security research. In addition, he oversees the management of the Enhanced Index Equity Commingled Fund. He joined Barnett in 1982. Dean McQuiddy, C.F.A., a Vice President with Barnett, has managed the Small Capitalization Fund since its commencement of operations on January 4, 1994, and also manages the small capitalization portion of the Equity and Balanced Funds. Since joining Barnett in 1983, Mr. McQuiddy has been an equity analyst and an institutional portfolio manager, and for the
last   eight years has managed Barnett's employee benefits small capitalization fund. Jacqueline Lunsford, C.F.A., a Senior Vice President with Barnett, has managed the Short-Term Fixed Income Fund since it commenced operations on April 11, 1994. Ms. Lunsford has been with Barnett since 1988, and also manages money market mutual funds for Emerald Funds and other customers. Andrew Cantor, C.F.A., a Senior Vice President with Barnett, has managed the U.S. Government Securities Fund since its inception in 1991, and has also managed the Managed Bond Fund since it commenced operations on April 11, 1994. For the past eleven years, Mr. Cantor has served as the senior fixed income manager in Barnett's Institutional Investments Group, where his responsibilities have included setting fixed income investment strategy and managing a number of major taxable fixed income accounts, including several commingled funds.

     Although expected to be infrequent, Barnett may consider the amount of Fund shares sold by broker-dealers and others in allocating orders for purchases and sales of portfolio securities. This allocation may involve the payment of brokerage commissions or dealer concessions. Barnett will not engage in this practice unless the execution capability of and the amount received by such broker-dealer or other company is believed to be comparable to what another qualified firm could offer.


     BISYS. BISYS is an Ohio Limited Partnership and is a wholly-owned subsidiary of The BISYS Group, Inc.


     BISYS provides a wide range of such services to Emerald Funds, including maintaining the Funds' offices, providing statistical and research data, coordinating the preparation of reports to shareholders, calculating or providing for the calculation of the net asset values of Fund shares, dividends and capital gains distributions to shareholders, and performing other administrative functions necessary for the smooth operation of the Funds. Certain officers of Emerald Funds, namely Mr. Blundin, are also an officer and/or director of BISYS and the Distributor.


     EXPENSES. In order to support the services described above, as well as other matters essential to the operation of the Funds, the Funds incur certain expenses. Expenses are paid out of a Fund's assets, and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to a shareholder or deducted from a shareholder's account. Barnett is entitled to advisory fees that are calculated daily and payable monthly at the annual rate of 1.00% of the International Equity and Small Capitalization Funds' average daily net assets, .60% of each of the Equity, Equity Value and Balanced Funds' average daily net assets, .40% of each of the Short-Term Fixed Income, U.S. Government Securities, and Managed Bond Funds' average daily net assets and .25% of each of the Prime and Treasury Funds' average daily net assets. The advisory fee payable by the International Equity Fund is higher than those paid by most mutual funds, although the Board of Trustees believes it is comparable to the advisory fees payable by many international funds.


     For the fiscal year ended November 30, 1995, Barnett received fees, after waivers, at the effective annual rates of .60%, 1.00% and .40% of the average daily net assets of the Equity, Small Capitalization and U.S. Government Securities Funds, respectively, and .23% and .24% of the average daily net assets of the Prime and Treasury Funds, respectively. Barnett voluntarily waived all fees for the Balanced, Short-Term Fixed Income and Managed Bond Funds.


BISYS is entitled to an administration fee calculated daily and payable monthly at the effective annual rate of .0775% of the first $5 billion of the aggregate net assets of all of the Emerald Funds, .07% of the next $2.5 billion, .065% of the next $2.5 billion and .05% of all assets exceeding $10 billion. In the event the aggregate average daily net assets for all Funds falls below $3 billion, the fee will be increased to .08% of the aggregate average daily net assets of all of the Emerald Funds.


For the fiscal year ended November 30, 1995 the Funds paid administration fees, after waivers, to the prior administrator under the administration agreements then in effect, at the effective rates of .08% of the average daily net assets of each Fund.

     Other operating expenses borne by the Funds include taxes; interest; fees and expenses of trustees and officers who are not also officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, Concord or any of their affiliates; Securities and Exchange Commission fees; state securities registration and qualification fees; charges of the custodian and of the transfer and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; costs of shareholder reports and meetings and any extraordinary expenses. Each Fund also pays any brokerage fees, commissions and other transaction charges (if any) incurred in connection with the purchase and sale of its portfolio securities.


     FEE WAIVERS. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Barnett and the Funds' other service providers, as well as by certain mandatory expense limits imposed by some state securities regulators. Under the terms of the advisory agreement for the Prime and Treasury Funds, the fees payable to the Adviser are not subject to reduction as the value of the Fund's net assets increases. The Adviser has, however, informed Emerald Funds of its intention to reduce the annual rate of its advisory fees with respect to these Funds to the following rates: .25% of the first $600 million of each Fund's net assets; .23% of each Fund's net assets over $600 million but not exceeding $1 billion; .21% of the next $1 billion of each Fund's net assets; and
 .19% of the Fund's net assets over $2 billion. The Adviser and Administrator have also voluntarily agreed to waive their advisory and administrative fees with respect to the Prime and Treasury Funds' Institutional Shares to the extent that each Fund's annualized ratio of ordinary operating expenses to average net assets, calculated daily, exceeds .40%. As to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to fiscal year end. Such waivers and reimbursements would increase the yield to investors when made but would decrease return if a Fund were required to reimburse a service provider.

TAX IMPLICATIONS

     As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation.

     You will be advised at least annually regarding the federal income tax treatment of dividends and distributions made to you.

     FEDERAL TAXES. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (called the "Code"), meaning that to the extent a Fund's earnings are passed on to shareholders as required by the Code, the Fund itself generally will not be required to pay federal income taxes.

     In order to so qualify, each Fund will pay as dividends at least 90% of its investment company taxable income. Investment company taxable income includes taxable interest, dividends, gains attributable to market discount on taxable as well as tax-exempt securities, and the excess of net short-term capital gain over net long-term capital loss. To the extent you receive a dividend based on investment company taxable income, you must treat that dividend as ordinary income in determining your gross income for tax purposes, whether you received it in the form of cash or additional shares. Unless you are exempt from federal income taxes, the dividends you receive from each Fund will be taxable to you.

     Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain, no matter how long you have held Fund shares. If you hold shares for six months or less, and during that time receive a distribution that is taxable as a long-term capital gain, any loss you might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gains distribution.

     A shareholder considering purchasing shares of a Fund on or just before the record date of any capital gains distributions (or in the case of the Equity, Small Capitalization or Balanced Funds, the record date of dividends and capital gains distributions) should be aware that the amount of the forthcoming dividend or distribution, although in effect a return on capital, will be taxable.

     Any dividends declared by a Fund in October, November or December of a particular year and payable to shareholders of record on a date during those months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year, so long as the dividends are actually paid in January of the following year.

     Shareholders in the Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government Securities and Managed Bond Funds may realize a taxable gain or loss when redeeming, transferring or exchanging shares of a Fund, depending on the difference in the prices at which the shareholder purchased and sold the shares.

     It is expected that the International Equity Fund will be subject to foreign withholding taxes with respect to income received from sources within foreign countries. So long as more than 50% of the value of this Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Fund makes this election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder would be entitled either (a) to credit their proportionate amount of such taxes against their federal income tax liabilities, subject to certain limitations described in the Statement of Additional Information, or (b) if they itemize their deductions, to deduct such proportionate amount from their U.S. income.

     STATE AND LOCAL TAXES GENERALLY. Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser regarding these taxes.

     Shares of the Prime Fund are not expected to qualify for total exemption from the Florida intangibles tax. Shares of the Treasury Fund may or may not qualify in any calendar year for this exemption. In order to qualify for this exemption, the Treasury Fund may sell non-exempt assets held in its portfolio (such as repurchase agreements) during the year and reinvest the proceeds in exempt assets, or hold cash, prior to December 31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Fund's investment return and might exceed any increased investment return the Fund achieved by investing in non-exempt assets during the year.

MEASURING PERFORMANCE

     - Performance information provides you with a method of measuring and monitoring your investments. The Funds may quote performance in advertisements or shareholder communications. The performance for the Funds' Institutional Shares will be calculated separately from the performance of the Funds' other classes of shares.


UNDERSTANDING PERFORMANCE MEASURES:

     - Total return for each Fund (except the Prime and Treasury Funds) may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

     - Yields for the Funds (except the Prime and Treasury Funds) are calculated on a specified 30-day (or one-month) period by dividing the net income for the period by the maximum offering price on the last day of the period, and annualizing the result on a semi-annual basis. Yields for the Prime and Treasury Funds are the income generated over a 7-day period (which period will be identified in the quotation) and then assumed to be generated over a 52-week period and shown as a percentage of the investment. In addition, the Prime and Treasury Funds may quote an "effective" yield that is calculated similarly, but the income quoted over a 7-day period is assumed to be reinvested.
          Net income used in yield calculations may be different than net income used for accounting purposes.

PERFORMANCE COMPARISONS:

     The Funds may compare their yields and total returns to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

     Total return and yield data as reported in national financial publications such as MONEY, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, as well as in publications of a local or regional nature, may be used for comparison.

     The performance of the Funds may also be compared to data prepared by Lipper Analytical Services, Inc., Mutual Fund Forecaster, Wiesenberger Investment Companies Services, Morningstar or CDA Investment Technologies, Inc., and total returns for the Funds may be compared to indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Lehman Brothers Bond Indexes, the Merrill Lynch Bond Indexes, the Wilshire 5000 Equity Indexes or the Consumer Price Index.


     The performance of the International Equity Fund may be compared to either the Morgan Stanley Capital International Index or the FT World Actuaries Index.


     The yield of the Prime Fund may be compared to the Donoghue's Money Fund Average, which monitors the performance of money market funds. The yield of the Treasury Fund may be compared to the Donoghue's Government Money Fund Average. Additionally, the Prime and Treasury Funds' performance may be compared to data prepared by Lipper Analytical Services, Inc.

                                       -47

     Performance quotations will fluctuate, and you should not consider quotations to be representative of future performance. You should also remember that performance is generally a function of the kind and quality of investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Fees that Barnett and other Institutions may charge directly to their Customers in connection with an investment in the Funds will not be included in the Funds' calculations of total return and yield.


     Inquiries regarding the Funds may be directed to the Distributor at the address stated on page 35.


                              ____________________

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE FUNDS INCORPORATED INTO THIS PROSPECTUS BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                TABLE OF CONTENTS
                                -----------------

                                                                     PAGE
                                                                     ----
SUMMARY OF EXPENSES AND FINANCIAL INFORMATION.......................    4
     Expenses.......................................................    4
     Financial Highlights...........................................    7

RISK FACTORS, INVESTMENT PRINCIPLES AND POLICIES....................   16
INVESTING IN EMERALD FUNDS..........................................   34
     Your Money Manager.............................................   34
     Purchase of Shares.............................................   35
     Redemption of Shares...........................................   36
     Dividends and Distributions....................................   37
     Explanation of Sales Price.....................................   38
     Exchange Privilege.............................................   39
     Other Service Providers........................................   40

THE EMERALD FAMILY OF FUNDS.........................................   40
THE BUSINESS OF THE FUNDS...........................................   42
     Fund Management................................................   42
     Tax Implications...............................................   45
     Measuring Performance..........................................   46

                                  EMERALD FUNDS

                       Statement of Additional Information
                                  *Equity Fund*


                               *Equity Value Fund*
                           International Equity Fund*

                           *Small Capitalization Fund*
                                 *Balanced Fund*
                         *Short-Term Fixed Income Fund*
                        *U.S. Government Securities Fund*
                               *Managed Bond Fund*
                            *Florida Tax-Exempt Fund*
                                  *Prime Fund*
                                 *Treasury Fund*
                                *Tax-Exempt Fund*



                                   April 1, 1996

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
STATEMENT OF ADDITIONAL INFORMATION. . . . . . . . . . . . . . . . . . . . .   1
EMERALD FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . .   3
NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION . . . . . . . . . . . . . . .  39
DESCRIPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
ADDITIONAL INFORMATION CONCERNING TAXES. . . . . . . . . . . . . . . . . . .  48
MANAGEMENT OF EMERALD FUNDS. . . . . . . . . . . . . . . . . . . . . . . . .  56
INDEPENDENT ACCOUNTANTS/EXPERTS. . . . . . . . . . . . . . . . . . . . . . .  77
COUNSEL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS . . . . . . . . . . . . .  78
MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
APPENDIX A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1
APPENDIX B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-1

          This Statement of Additional Information, which applies to Retail and Institutional Shares of the Equity, Equity Value, International Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds (the "Equity and Fixed Income Funds") and to Retail Shares of the Prime, Treasury and Tax-Exempt
Funds (the "Money Market Funds"), is meant to be read in conjunction with the Prospectuses dated April 1, 1996 with respect to Institutional and Retail Shares of the Equity and Fixed Income Funds and Retail Shares of the Money Market Funds, and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in Institutional Class Shares or Retail Shares of the Equity and Fixed Income Funds or in Retail Shares of the Money Market Funds should be made solely upon the information contained herein. Copies of the
Prospectuses may be obtained by calling [                 ].  Capitalized terms
used but not defined herein have the same meanings as in the Prospectuses.




SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BARNETT BANK OR ANY OTHER BANK AND ARE NOT ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. EACH MONEY MARKET FUND SEEKS TO MAINTAIN A NET ASSET VALUE OF $1.00 PER SHARE, ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE DIVIDENDS PAID BY A FUND WILL FLUCTUATE.

                                  EMERALD FUNDS




          Emerald Funds (the "Trust") is a Massachusetts business trust which was organized on March 15, 1988 as an open-end investment company. This Statement of Additional Information pertains to Retail and Institutional
Shares of the Equity and Fixed Income Funds (of which the Equity, Equity Value, International Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government Securities and Managed Bond Funds are classified as diversified portfolios and the Florida Tax-Exempt Fund is classified as a non-diversified portfolio) and to Retail Shares of the Money Market Funds (all of which are classified as diversified). The Equity and Fixed Income Funds and the Money Market Funds are sometimes referred to as the "Funds." Emerald Funds also currently offers other classes of shares in each of the Money Market Funds (Emerald Shares and Emerald Service Shares), as well as shares in other investment portfolios. These other share classes and portfolios are described in separate Prospectuses and Statements of Additional Information. For further information, contact the Distributor at the telephone number stated on the cover page of this Statement of Additional Information.



                       INVESTMENT OBJECTIVES AND POLICIES


          The Prospectuses for the Funds describe the Funds' investment objectives. The following policies supplement the Funds' respective investment objectives and policies as set forth in their Prospectuses.

PORTFOLIO TRANSACTIONS



          Subject to the general supervision of the Board of Trustees, Barnett Banks Trust Company, N.A. (the "Adviser") makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Equity and Fixed Income Funds (except The International Equity Fund) and for the Prime and Treasury Funds. _________ (the "International Equity Fund's Sub-Adviser") and Rodney Square Management Corporation (the "Tax-Exempt Fund's Sub-Adviser" and collectively, with the International Equity Fund's Sub-Adviser, the "Sub-Advisers"), a wholly-owned subsidiary of Wilmington Trust Company, have similar responsibilities for the International Equity and Tax-Exempt Funds, respectively, subject to the general supervision of both the Board of Trustees and the Adviser. (The Sub-Advisers do not provide sub-advisory services for any of the other Funds.)

          The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities (such as those held by the Money Market Funds), including options, whose maturities or expiration dates at the time of acquisition are thirteen months or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. The portfolio turnover rates for the fiscal years ended November 30, 1994 and 1995 were 113% and 104%, respectively for the Equity Fund; 133% and 89% respectively for the U.S. Government Securities; and 89% and 89%, respectively for the Florida Tax-Exempt Fund. The portfolio turnover rates for the Small Capitalization Fund for the period from January 4, 1994 (commencement of operations) through November 30, 1994 and the fiscal year ended November 30, 1995 were 118% and 229%. The portfolio turnover rates for the Balanced, Short-Term Fixed Income and Managed Bond Funds for the period from April 11, 1994 (commencement of operations) through November 30, 1994 and the fiscal year ended November 30, 1995 were 33% and 87% for the Balanced Fund;
0% and 33% for the Short-Term Fixed Income Fund; and 83% and 92% for the
Managed Bond Fund. The annual portfolio turnover rates for the Equity Value and International Equity Funds are not expected to exceed 100%.


          Because the Money Market Funds invest only in short-term instruments, their portfolio turnover rate is expected to be zero for regulatory reporting purposes. The Money Market Funds do not intend to seek profits from short-term trading. Because these Funds invest only in short-term debt instruments, their annual portfolio turnover rates will on an actual basis be relatively high, but brokerage commissions are normally not paid on money market instruments, and portfolio turnover is not expected to have a material effect on the net investment income of the Money Market Funds. Portfolio turnover will not be a limiting factor in making portfolio decisions for any Fund.



          Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. For the fiscal years ended November 30, 1995, 1994 and 1993, the Equity Fund paid $579,942,
$499,826 and $496,461 in brokerage commissions, respectively. For the fiscal year ended November 30, 1995 and the period from commencement of operations (January 4, 1994 for the Small Capitalization Fund and April 11, 1994 for the Balanced Fund) through November 30, 1994 the Small Capitalization Fund paid $706,112 and $241,074 and the Balanced Fund paid $138,534 and $54,784 in brokerage commissions.

          Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser (or Sub-Advisers for the International Equity and Tax-Exempt Funds) will normally deal directly with the dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere.




          Securities purchased and sold by the Short-Term Fixed Income Fund, U.S. Government Securities Fund, Managed Bond Fund, Florida Tax-Exempt Fund and Money Market Funds are generally traded in the over-the-counter market on a net basis (I.E., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The fixed income securities that the Balanced Fund purchases and sells are also generally traded in this manner. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. For the fiscal years ended November 30, 1995, 1994 and 1993, no Funds other than the Equity Fund, Small Capitalization Fund (for the period from the commencement of operations January 4, 1994) and Balanced Fund (for the period from the commencement of operations April 4, 1994) paid any brokerage commissions.




          The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.
A Fund will engage in this practice, however, only when the Adviser (or, with respect to the International Equity and Tax-Exempt Funds, the Sub-Adviser) believes such practice to be in the Fund's interests.




          In its Advisory Agreements the Adviser agrees with respect to the Equity and Fixed Income Funds and with respect to the Prime and Treasury Funds, and in its Sub-Advisory Agreements the Sub-Advisers agree with respect to the International Equity and Tax-Exempt Funds, to seek to obtain the best overall terms available in executing portfolio transactions and selecting brokers or dealers. In assessing the best overall terms available for any transaction, the Adviser and Sub-Advisers will consider factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the respective Agreements authorize the Adviser and Sub-Advisers to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser (or Sub-Advisers with respect to the International Equity and Tax-Exempt Funds) determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser (or Sub-Advisers) to the Funds. Such brokerage and research services might consist of reports and statistics of specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. For the fiscal years ended November 30, 1995, 1994 and 1993 approximately $397,588,560, $357,702,702 and $201,771,449, respectively, in brokerage transactions for the Equity Fund (involving the payment of $579,942, $227,951 and $365,618, respectively, in brokerage commissions) were allocated to brokers because of research services provided. For the fiscal year ended November 30, 1995 and period from the commencement of operations of the Small Capitalization Fund on January 4, 1994, approximately $323,757,624 and $148,069,898 in brokerage transactions (involving payment of $3,974 and $16,307 in brokerage commissions) were allocated to brokers because of research services provided. For the fiscal year ended November 30, 1995 and the period from the commencement of operations of the Balanced Fund on April 11, 1994, approximately $108,669,292 and $36,145,647 in brokerage transactions (involving payment of $54,779 and $22,137, in brokerage commissions) were allocated to brokers because of research services provided.




          Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser (and Sub-Advisers) and does not reduce the advisory fees payable to the Adviser by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.




          Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, the Sub-Advisers, the Distributor or an affiliated person of any of them (as such term is defined in the Investment

Company Act of 1940) acting as principal, except as permitted by the Securities and Exchange Commission. Further, while such allocation is not expected to occur frequently, the Adviser (and each Sub-Adviser with respect to the International Equity and Tax-Exempt Funds) is authorized to allocate purchase and sale orders for portfolio securities to broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions which are affiliated with the Adviser or the Sub-Advisers, to take into account the sale of Fund shares if the Adviser (or Sub-Adviser) believes that the quality of the execution of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor, the Adviser or Sub-Advisers, or an affiliated person of any of them, is a member, except as permitted by the Securities and Exchange Commission. In certain instances, current regulations of the Commission would impose volume, dollar and price restrictions on purchases by the Funds during the existence of such a group or prohibit such purchases altogether.




          Investment decisions for the Funds are made independently from those for other investment companies and accounts advised or managed by the Adviser and Sub-Advisers. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser (Sub-Advisers with respect to the International Equity and Tax-Exempt Funds) believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Adviser and Sub-Advisers may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.




          Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. With respect to a Money Market Fund in such an event, the Board of Trustees or the Adviser (Sub-Advisers with respect to the International Equity and Tax-Exempt Fund), pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the Securities and Exchange Commission. With respect to an Equity and Fixed Income Fund, the Adviser anticipates selling such a security in an orderly manner as soon as possible.
In addition, it is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A under the Securities Act of 1933 could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

FUNDAMENTAL POLICIES

          Each Fund is subject to the fundamental policies enumerated in this sub-section, which policies may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" below).

          No Fund may:

          1. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

          2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the Investment Company Act of 1940.

          3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective(s), policies and limitations may be deemed to be underwriting.



          4. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts, options on futures contracts.




          5. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of a particular Fund's total assets at the time of such borrowing. No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this Statement of

Additional Information or in the Prospectuses are not deemed to be pledged for purposes of this limitation.



          6. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts, currencies and related options, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.




          7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options; each Fund may enter into foreign currency contracts and related options to the extent permitted by their respective investment objective and policies.


          8. Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective(s) and policies and may lend portfolio securities.

          9. Purchase securities of companies for the purpose of exercising control.



          In addition, the Funds, (except the Florida Tax-Exempt and) may not:




          10. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if, immediately after such purchase, (a) with respect to each of these Fund except the Prime Fund more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or (b) with respect to the Prime Fund, more than 15% of its total assets would be invested in certificates of deposit or bankers' acceptances of any one bank, or more than 5% of the value of the Fund's total assets would be invested in other securities of any one bank or in the securities of any other issuer, or (c) in the case of any of these Funds, more than 10% of the issuer's outstanding voting securities would be owned by the Fund or Emerald Funds; except that up to 25% of the value of a Fund's total assets may be invested without regard to the foregoing limitations. For purposes of this limitation with respect to each of these (except the U.S. Government Securities Fund) a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued


                                       -10
and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

          [Note: In accordance with the current regulations of the Securities and Exchange Commission, the Prime Fund intends to limit its investments in bankers' acceptances, certificates of deposit and other securities of any one bank to not more than 5% of the Fund's total assets at the time of purchase (rather than the 15% limitation set forth above), provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period that does not exceed three business days. This practice, which is not a fundamental policy of the Fund, would be changed only in the event that such regulations of the Securities and Exchange Commission are amended in the future.]

          The Florida Tax-Exempt Fund may not:

          11. Purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or Emerald Funds, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to these limitations so long as no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for such securities. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

          In addition, the Prime Fund and the Tax-Exempt Fund may not:

          12. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to
(i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (ii) instruments issued by domestic branches of U.S. banks and (iii) repurchase agreements secured by the instruments described in clauses (i) and (ii); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.



[Note: In construing Section 12 in accordance with SEC policy, to the extent permitted, U.S. branches of foreign banks will be considered to be U.S. banks where they are subject to the same regulation as U.S. banks.]


          The Equity and Fixed Income Funds may not:

          13. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to
(i) instruments issued (as defined with respect to the Equity Fund in fundamental policy No. 10 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and
(ii) repurchase agreements secured by the instruments described in clause (i);
(b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

          In addition, the Florida Tax-Exempt Fund and the Tax-Exempt Fund may not:

          14. Invest less than 80% of their net assets in securities the interest on which is exempt from federal income tax, except during defensive periods or during periods of unusual market conditions. For purposes of this fundamental policy, municipal obligations that are subject to federal alternative minimum tax are considered taxable.


          In addition, the International Equity Fund may not:



          15. Write or sell put options, call options, straddles, spreads or any combination thereof, provided that the exceptions listed in fundamental policy No. 4 above, are expanded to include financial instruments, currencies, forward currency exchange contracts and swaps, floors and caps;



          16. Purchase securities on margin, make short sales of securities or maintain a short position provided that the exceptions listed in fundamental policy No. 6 above, are expanded to include currencies; and

          17. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, provided that the exceptions listed in fundamental policy No. 7 are expanded to include foreign currency exchange contracts.



          In addition, the Equity Value Fund may not:



          18. Write or sell put options, call options, straddles, spreads or any combination thereof, provided that the exceptions listed in fundamental policy No. 4 above are expanded to include currencies.


          Although the foregoing fundamental policies would permit the Funds to invest in options, futures contracts and options on futures contracts, the Money Market Funds do not currently intend to trade in such instruments during the next 12 months. Prior to making any such investments, the Money Market Funds would notify their shareholders and add appropriate descriptions concerning the instruments to their Prospectuses and this Statement of Additional Information.

          In order to permit the sale of shares of the Funds in the State of Texas, the Trust has agreed to the following additional restrictions with respect to the Funds:

          1. The Funds will not invest in oil, gas or other mineral leases, nor will they invest in real estate limited partnerships.

          2. The Equity Fund will limit its investment in warrants to 5% of the Fund's net assets, provided that up to and including 2% of the value of the Fund's net assets may be invested in warrants that are not listed on the New York or American Stock Exchange.



          Should the Trust determine that the above commitments to the State of Texas or any other commitments made to permit the sale of a particular class of a Fund's shares in any state are no longer in the best interests of such class or Fund, the Trust may revoke the commitment by terminating sales of that class in the state involved.


TYPES OF OBLIGATIONS, INVESTMENT RISKS AND OTHER INVESTMENT INFORMATION

REVERSE REPURCHASE AGREEMENTS

          At the time a Fund enters into a reverse repurchase agreement (an agreement under which a Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase.
Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940. Each Fund intends to limit its borrowings (including reverse repurchase agreements) during the next 12 months to not more than 5% of its net assets.

VARIABLE AND FLOATING RATE INSTRUMENTS


          With respect to the variable and floating rate instruments that may be acquired by the Funds as described in the Prospectuses, the Adviser (Sub-Advisers with respect to the International Equity and Tax-Exempt Funds) will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand.


          In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next regularly scheduled interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Instruments which are U.S. Government obligations and certain variable rate instruments having a nominal maturity of 397 days or less when purchased by the Fund involved, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

          Variable and floating rate instruments purchased by the Money Market Funds may carry nominal maturities in excess of those Funds' maturity limitations if such instruments carry demand features that comply with conditions established by the Securities and Exchange Commission. In order to be purchased by a Money Market Fund, these instruments must permit a Fund to demand payment of the principal of the instrument at least once every 397 days upon not more than 30 days' notice.

REPURCHASE AGREEMENTS

          The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by either the Funds' custodian or another independent third party acting as sub-custodian for the Funds, or in the Federal Reserve/Treasury Book-

Entry System. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940.

LENDING SECURITIES



          When a Fund lends its securities, it continues to receive interest (and dividends with respect to the Equity, Equity Value, International Equity, Small Capitalization and Balanced Funds) on the securities loaned and may simultaneously earn interest on the investment of the cash loan collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. Portfolio loans will be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans may include cash, U.S. Government securities, securities of U.S. Government agencies and instrumentalities or an irrevocable letter of credit issued by a bank that meets the credit standards of a Fund for short-term instruments, except that collateral for the U.S. Government Securities Fund is limited to cash and securities of the U.S. Government and its agencies and instrumentalities and collateral for the Treasury Fund is limited to cash and U.S. Government securities. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.


OTHER INVESTMENT COMPANIES

          In seeking to attain their investment objectives, the Funds may invest in securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by Emerald Funds as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations.

U.S. GOVERNMENT OBLIGATIONS

          Examples of the types of U.S. Government obligations that may be held by the Equity and Fixed Income Funds and the Prime Fund include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. U.S. Government obligations also include U.S. Government-backed trusts that hold obligations of foreign governments and are guaranteed or backed by the full faith and credit of the United States. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

"STRIPPED SECURITIES"

          Although "stripped" securities may not pay interest to holders prior to maturity, federal income tax regulations require a Fund to recognize as interest income a portion of the bond's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in a Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

ASSET-BACKED SECURITIES

          The Balanced, Short-Term Fixed Income, Managed Bond, and Prime Funds may invest in securities backed by installment contracts, credit card receivables and other assets. Asset-backed securities represent interests in pools of assets in which payment of both interest and principal on the securities are made monthly, thus in effect passing through (net of fees paid to the issuer or guarantor of the securities) the monthly payments made by the individual borrowers on the assets that underlie the asset-backed securities. These Funds, as well as the U.S. Government Securities Fund, may also invest in U.S. Government securities that are backed by adjustable or fixed rate mortgage loans.

          Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

          As stated in the Prospectuses, certain mortgage-backed securities that are acquired may be CMOs, which are issued in multiple classes. These classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PAC") which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. The Funds will not purchase "residual" CMO interests, which normally exhibit the greatest price volatility.

RATINGS AND ISSUER'S OBLIGATIONS

          The ratings of Nationally Recognized Statistical Rating Organizations ("NRSROs") represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

          The payment of principal and interest on most securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS

          The Funds may purchase securities on a when-issued basis and purchase or sell securities on a forward commitment basis. The transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place beyond the normal settlement date, permit a Fund to lock-in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction may be less favorable than the yield available in the market when the securities delivery takes place.

          When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, that Fund's liquidity and ability to manage its portfolio might be affected in the event its forward commitments to purchase securities ever exceeded 25% of the value of its total assets. Forward purchase commitments are not expected to exceed 25% of the value of a Fund's total assets, absent unusual market conditions or periods of unusual purchase or redemption activity in shares of a Fund, such as at calendar year-end or other times; furthermore, a forward commitment or commitment to purchase when-issued securities for any Fund is not expected to exceed 45 days.

          The Funds do not intend to engage in when-issued purchases or forward commitments for speculative purposes but only in furtherance of their investment objectives, and a Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

          When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund involved in such transactions starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

CERTAIN SHORT-TERM INVESTMENTS

          The Funds (other than the U.S. Government Securities Fund, Treasury Fund and Tax-Exempt Fund) may make the following short-term investments. The Adviser expects that during the next twelve months the Florida Tax-Exempt Fund will not invest more than 5% of its net assets at the time of purchase in instruments within any single category of the instruments described.

          BANK OBLIGATIONS. Bank obligations include U.S. dollar-denominated certificates of deposit, bankers' acceptances and time deposits, issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. A Fund may also invest in certificates of deposit and time deposits of domestic branches of U.S. banks having total assets less than $1 billion if such certificates of deposit and time deposits are fully insured by the Federal Deposit Insurance Corporation. Investments by the Funds in the obligations of foreign banks and foreign branches of domestic banks may not exceed 25% of the value of the Fund's total assets at the time of investment. Certain bank obligations of domestic branches of foreign banks will be considered to be investments in domestic banks as described above in the section entitled "Fundamental Policies." Investments by the Florida Tax-Exempt Fund in the obligations of foreign banks and foreign branches of domestic banks (excluding bank letters of credit, guarantees and similar forms of credit or liquidity support) normally may not exceed 20% of the value of the Fund's total assets at the time of investment. These Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the total assets of the Fund.

          COMMERCIAL PAPER. Investments by such Funds in commercial paper will consist of issues with remaining maturities of 13 months or less. Commercial paper purchased by a Fund may include obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer and Yankee paper, which is U.S. dollar-denominated commercial paper issued by foreign issuers in the United States.

          FOREIGN MONEY MARKET INSTRUMENTS. A Fund will invest in obligations of foreign banks and commercial paper issued by foreign issuers as described above only when the Adviser deems the instrument to present minimal credit risk. Such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks. Such risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such instruments, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits or the adoption of other foreign government restrictions which might affect adversely the payment of principal and interest of such instruments. In addition, foreign issuers, including foreign banks and foreign branches of U.S. banks, may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic issuers, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

MUNICIPAL OBLIGATIONS

          Assets of the two Tax-Exempt Funds may be invested in debt instruments ("municipal obligations") issued by or on behalf of states, territories and possessions of the United States, the

District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions. The Balanced, Short-Term Fixed Income, Managed Bond, and Prime Funds may also acquire municipal obligations, which may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other securities the particular Fund may purchase. Municipal obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

          The two principal classifications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed.

          Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term "municipal obligations." Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Additionally, the principal and interest on these obligations may or may not be payable from the general revenues of the users of the facilities involved. The credit quality of such bonds is usually directly related to the credit standing of such corporate users. Private activity bonds have been or may be issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such bonds may also be issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities.

          As described in the Prospectuses, these Funds may also invest in municipal leases, which may be considered liquid under guidelines established by Emerald Funds' Board of Trustees. The guidelines will provide for determination of the liquidity and proper valuation of a municipal lease obligation based on factors including the following: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. Emerald, under the supervision of Emerald Funds' Board of Trustees, will also consider the continued marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the importance to the municipality of the property covered by the lease.

          Municipal obligations may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

          Municipal obligations may include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, these Funds may invest in bonds and other types of tax-exempt instruments provided they have remaining maturities that meet any applicable maturity limitations.

          As described in their Prospectuses, the Balanced, Managed Bond, Short-Term Fixed Income, Prime and the two Tax-Exempt Funds may purchase securities in the form of custodial receipts. These custodial receipts are known by a number of names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts."

          Certain municipal obligations may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer of the obligation is required to make payment to the bondholders upon proper notification. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The two Tax-Exempt Funds may, from time to time, invest more than 25% of their total assets in municipal obligations covered by insurance policies.

          From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for the interest on municipal obligations. For example, pursuant to federal tax legislation passed in 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must take all tax-exempt interest into account in determining certain adjustments for Federal alternative minimum tax purposes. Emerald Funds cannot, of course, predict what legislation, if any, may be proposed in the future as regards the income tax status of interest on municipal obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations for investment by the two Tax-Exempt Funds and the liquidity and value of those Funds' portfolios. In such an event, Emerald Funds would reevaluate the investment objective and policies of the two Tax-Exempt Funds and consider possible changes in their structure or possible dissolution.

STAND-BY COMMITMENTS

          The two Tax-Exempt Funds may acquire stand-by commitments with respect to municipal obligations held in their respective portfolios. The amount payable to a Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments may be sold, transferred or assigned by a Fund only with the instruments involved.

          The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund has paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

          The Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Adviser's or Sub-Adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser or Sub-Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

          The Tax-Exempt Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by these Funds would be valued at zero in determining net asset value.

INTEREST RATE SWAPS, FLOORS AND CAPS

          The Balanced, Short-Term Fixed Income and Managed Bond Funds may enter into interest rate swaps and purchase interest rate floors and caps for hedging purposes and not for speculation. A Fund will only enter into interest rate swaps or interest rate floor or cap transactions on a net basis, I.E., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes, it is believed that such obligations do not constitute senior securities as defined in the Investment Company Act of 1940 and, accordingly, these transactions are not treated as being subject to a Fund's borrowing restrictions. If there is a default by the other party to an interest rate swap or interest rate floor or cap transaction, the Fund involved will have contractual remedies pursuant to other agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the Interbank market.

PARTICIPATION INTERESTS AND TRUST RECEIPTS

          The Balanced, Short-Term Fixed Income, Managed Bond, and Prime Funds may purchase participation interests and trust receipts as described in the Prospectuses. Such participation interests and trust receipts may have fixed, floating or variable rates of interest, and when purchased for the Prime Fund, will have remaining maturities of thirteen months or less (as defined by the Securities and Exchange Commission). If a participation interest or trust receipt is unrated, the Adviser will have determined that the interest or receipt is of comparable quality to those instruments in which the Fund involved may invest pursuant to guidelines approved by the Board of Trustees. For certain participation interests or trust receipts a Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest or trust receipt in the securities involved, plus accrued interest.

GUARANTEED INVESTMENT CONTRACTS

          Generally, a GIC allows a purchaser to buy an annuity with the monies accumulated under the contract; however, the Funds will not purchase any such annuities. GICs acquired by the Funds are general obligations of the issuing insurance company and not separate accounts. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer. The Funds will only purchase GICs from issuers which, at the time of purchase, are rated "A+" by A.M. Best Company, have assets of $1 billion or more and meet quality and credit standards established by the investment adviser pursuant to guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs are considered by the Funds to be illiquid investments, and will be acquired by the Funds subject to its limitation on illiquid investments.

OPTIONS TRADING


          As stated in the Prospectuses, each equity and fixed income Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation. Such purchases would be in an amount not exceeding 5% of a Fund's net assets. Such options may relate to particular securities or to various indices. This is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Put and call options purchased by the Funds will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.


          A listed call option for a particular security gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract.
A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

          When a Fund writes a call option on a security, the option is "covered" if the Fund involved owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund involved maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund involved holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. A secured put option written by a Fund means that the Fund maintains in a segregated account with the custodian cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period.

          The principal reason for writing call options on a securities portfolio is the attempt to realize, through the receipt of premiums, a greater current return than would be realized on the securities alone. In return for the premium, the covered option writer gives up the opportunity for profit from a price increase in the underlying security above the exercise price so long as his obligation as a writer continues, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the covered option writer has no control over when it may be required to sell its securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.

          A Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

          When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund involved may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. If a secured put option is exercised, the amount paid by the Fund for the underlying security will be partially offset by the amount of the premium previously paid to the Fund. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

          As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.



OPTIONS ON FOREIGN STOCK INDEXES -- INTERNATIONAL EQUITY FUND



          The effectiveness of purchasing or writing foreign stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the International Equity Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund realizes a gain or loss from the purchase or writing of options on an index is dependent upon movements in the level of stock prices in the foreign stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on foreign stock indexes will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. The International Equity Fund will engage in foreign stock index options transactions that are determined to be consistent with its efforts to control risk.



          When the Fund writes an option on a foreign stock index, it will establish a segregated account with its custodian or with a foreign sub-custodian in which International Equity will deposit cash or cash equivalents or a combination of both in an amount equal to the market value of the option, and will maintain the account while the option is open.



FOREIGN CURRENCY EXCHANGE TRANSACTIONS -- INTERNATIONAL EQUITY FUND



          Because the International Equity Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund may enter into foreign currency exchange transactions to convert United States currency to foreign currency and foreign currency to United States currency as well as convert foreign currency to other foreign currencies. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.



          A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a specified price and future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.



          The Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into the Fund's long-term investment decisions, the Fund will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.


AMERICAN DEPOSITORY RECEIPTS ("ADRS") AND EUROPEAN DEPOSITORY RECEIPTS ("EDRS")



          The Equity, Equity Value, International Equity, Small Capitalization and Balanced Funds may invest their assets in ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer, and in EDRs, which are receipts issued by European financial institutions evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars while EDR prices are generally denominated in foreign currencies. The securities underlying an ADR or EDR will also normally be denominated in a foreign currency. The underlying securities may be subject to foreign government taxes which could reduce the yield on such securities. As discussed above under "Foreign Money Market Instruments," investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns : the possible imposition of foreign withholding taxes on interest income payable on such instruments; the possible establishment of exchange controls; the possible seizure or nationalization of foreign deposits or the adoption of other foreign branches of U.S. banks; may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic issuers, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


WARRANTS

          Warrants are privileges issued by corporations enabling the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

CONVERTIBLE SECURITIES

          Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.



          In selecting convertible securities, the Adviser (or the Sub-Advisers) will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund's portfolio as to issuers; and the ratings of the securities. Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the (or the Sub-Advisers) will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may retain a portfolio security whose rating has been changed if the (or the Sub-Advisers) deems that retention of such security is warranted.


          As described in the Prospectuses, the Equity, Small Capitalization, Balanced, Short-Term Fixed Income and Managed Bond Funds may invest a portion of their assets in convertible securities that are rated below investment grade.
In general, investments in lower-rated securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in such securities are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher rated securities.

          In particular, a Fund's investments in lower-rated securities present the following risk factors:

          SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The economy and interest rates can affect lower-rated securities differently from other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a convertible security defaulted, a Fund might incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities and of a Fund's net asset value. In general, both the price and yields of lower-rated securities will fluctuate.

          LIQUIDITY AND VALUATION. To the extent that an established secondary market does not exist and a particular convertible security is thinly traded, the determination of the security's fair value may be difficult to determine because of the absence of reliable objective data. As a result, a Fund's valuation of the security and the price it could obtain upon its disposition could differ. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

          CONGRESSIONAL PROPOSALS. Current laws and legislative proposals designed to limit the use, or tax and other advantages, of lower-rated securities, may have a material effect on a Fund's investment in convertible securities.



          CREDIT RATINGS. The credit ratings of S&P, Moody's, D&P and Fitch are evaluations of the safety of principal and interest payments, not market value risk, of convertible securities. Also, credit rating agencies may fail to timely change the credit ratings to reflect subsequent events. Therefore, in addition to using recognized rating agencies and other sources, the Adviser, (or the Sub-Advisers), also performs its own analysis of issuers in selecting convertible securities for a Fund. The Adviser's, (or the Sub-Advisers') analysis of issuers may include, among other things, historic and current financial condition, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Among other factors which may also be considered by the Adviser, (or the Sub-Advisers) are anticipated changes in interest rates, the availability of new investment opportunities and the outlook for specific industries. Issues of convertible securities rated by S&P, Moody's, D&P or Fitch at the time of purchase may subsequently cease to be rated. This event will not require the elimination of such obligations from a Fund's portfolio, but the Adviser, (or the Sub-Advisers) will consider such an event in determining whether the Fund should continue to hold such obligations.


SPECIAL CONSIDERATIONS RELATING TO FLORIDA OBLIGATIONS

          Some of the significant financial considerations relating to investments by the Florida Tax-Exempt Fund in Florida Obligations are summarized below. This summary information is derived principally from official statements released prior to the date of this Statement of Additional Information relating to issues of Florida Obligations and does not purport to be a complete description of any of the considerations mentioned herein. While the Fund has not independently verified such information, it has no reason to believe such information is not correct in all material respects.

          The financial condition of the State of Florida may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities but also by entities that are not under the control of the State. Adverse developments affecting the State's financing activities, its agencies or its political subdivisions could adversely affect the State's financial condition.

          The State's revenues increased from $28,591,951,000 in 1993 to $29,115,034,000 in 1994 while its expenditures decreased from $28,124,498,000 in 1993 to $27,878,146,000 in 1994. The Florida Comptroller also projected non-agricultural jobs to gross 3.2% and 3.1% in fiscal years 1994-95 and 1995-96, respectively.

          The Constitution of the State of Florida limits the right of the State and its local governments to tax. The Constitution requires the State to have a balanced budget and to raise revenues to defray its operating expenses. The State may not borrow for the purpose of maintaining ordinary operating expenses, but may generally borrow for capital improvements.

          There are a number of methods by which the State of Florida may incur debt. The State may issue bonds backed by the State's full faith and credit to finance or refinance certain capital projects authorized by its voters. The State also may issue certain bonds backed by the State's full faith and credit to finance or refinance pollution control, solid waste disposal and water facilities for local governments; county roads; school districts and capital public education projects without voter authorization. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State's authorities, agencies and instrumentalities. Payments of debt service on State bonds backed by the State's full faith and credit and State-guaranteed bonds and notes are legally enforceable obligations of the State. Revenue bonds to finance or refinance certain capital projects also may be issued by the State of Florida without voter authorization. However, revenue bonds are payable solely from funds derived directly from sources other than state tax revenues.

          The State of Florida currently imposes, among other taxes, an ad valorem tax on intangible property and a corporate income tax. The Florida Constitution prohibits the levying of a personal income tax. Certain other taxes the State of Florida imposes include: an estate or inheritance tax which is limited by the State's Constitution to an amount not in excess of the amount allowed to be credited upon or deducted from federal estate taxes or the estate taxes of another state; and a 6% sales tax on most goods and certain services with an option for counties to impose up to an additional 1% sales tax on such goods and services.

          The Constitution reserves the right to charge an ad valorem tax on real estate and tangible personal property to Florida's local governments. All other forms of taxation are preempted to the State of Florida except as may be provided by general law. Motor vehicles, boats, airplanes, trailers, trailer coaches and mobile homes, as defined by law, may be subject to a license tax for their operation, but may not be subject to an ad valorem tax.

          Under the Constitution, ad valorem taxes may not be levied in excess of the following millage upon the assessed value of real estate and tangible personal property: for all county purposes, ten mills; for all municipal purposes, ten mills; for all school purposes, ten mills; for water management purposes for the northwest portion of the State, .05 mills; for water management purposes for the remaining portion of the State, one mill; and for all other special districts a millage authorized by law and approved by referendum. When authorized by referendum, the above millage caps may be exceeded for up to two years. Counties, school districts, municipalities, special districts and local governmental bodies with taxing powers may issue bonds to finance or refinance capital projects payable from ad valorem taxes in excess of the above millage cap when approved by referendum. It should be noted that several municipalities and counties have charters that further limit either ad valorem taxes or the millage that may be assessed.

          The Florida legislature has passed a number of mandates which limit or place requirements on local governments without providing the local governments with compensating changes in their fiscal resources. The Florida legislature enacted a comprehensive growth management act which forces local governments to establish and implement comprehensive planning programs to guide and control future development. This legislation prohibits public or private development that does not conform with the locality's comprehensive plan. Local governments may face greater requirements for services and capital expenditures than they had previously experienced if their locality experiences increased growth or development. The burden for funding these potential services and capital expenditures which has been left to the local governments may be quite large.

          The State of Florida enacted an amendment to the Florida Constitution ("Amendment 10") which limits ad valorem taxes on homestead real property, effective as of January 1994. Beginning in 1995, Amendment 10 limits the assessed value of homestead real property for ad valorem tax purposes to the lower of (A) three percent (3%) of the assessed value for the prior year; or
(B) the percentage change in the Consumer Price Index for the preceding calendar year. In addition, no such assessed value shall exceed "just value" and such just value shall be reassessed (notwithstanding the 3% cap) as of January 1 of the year following a change of ownership of the assessed real property.

          The payment on most Florida Obligations held by the Fund will depend upon the issuer's ability to meet its obligations. If the State or any of its political subdivisions were to suffer serious financial difficulties jeopardizing their ability to pay their obligations, the marketability of obligations issued by the State or localities within the State, and the value of the Fund's portfolio, could be adversely affected.


                                 NET ASSET VALUE

          The net asset value per share of each class of shares in a particular Fund is calculated by adding the value of all portfolio securities and other assets belonging to the Fund that are attributable to the class, subtracting the Funds' liabilities that are attributable to the class, and dividing the result by the number of outstanding shares in the class. The net asset value per share for each Fund and for each class of shares within a Fund is calculated separately. Each Fund is charged with the direct expenses of that Fund, and with a share of the general expenses of Emerald Funds. Subject to the provisions of the Agreement and Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable expenses, and the allocable portion of any general assets, with respect to a particular Fund or share class are conclusive. With respect to the Equity and Fixed Income Funds, the liabilities that are charged to a Fund are borne by each share of the Fund, except for certain miscellaneous "class expenses" and payments that are borne solely by Retail Shares pursuant to the Combined Amended and Restated Distribution and Service Plan for Retail Shares and the Shareholder Processing Plan for Retail Shares (formerly the respective Distribution and Shareholder and Administrative Services Plans) applicable to those Shares as described in the Prospectus for such Shares. Similarly, with respect to the Money Market Funds, the liabilities that are charged to a Fund are borne by each share of such Fund, except for certain miscellaneous "class expenses" and payments that are borne solely by Investor Shares under the Shareholder and Administrative Services Plans described in the Prospectuses for such Shares and certain "plan" payments that are borne solely by Emerald Service Shares as described in the Prospectuses for those Shares.


VALUATION OF THE MONEY MARKET FUNDS

          Emerald Funds uses the amortized cost method of valuation to value each Money Market Fund's portfolio securities, pursuant to which an instrument is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The market value of portfolio securities held by a Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

          Each Money Market Fund attempts to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share. In this regard, except for securities subject to repurchase agreements, no Money Market Fund will purchase a security deemed to have a remaining maturity of more than thirteen months within the meaning of the Investment Company Act of 1940 nor maintain a dollar-weighted average maturity that exceeds ninety days. The Board of Trustees has also established procedures that are intended to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00.

These procedures include the determination, at such intervals as the Trustees deem appropriate, of the extent, if any, to which the net asset value per share of each Money Market Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

          Should Emerald Funds incur or anticipate any unusual significant expense or loss which might affect disproportionately the income of a Money Market Fund, the Board of Trustees would, at that time, consider whether to adhere to its present dividend policies with respect to the Money Market Funds, which are described in the Prospectuses for those Funds, or to revise the policies in order to mitigate, to the extent possible, the disproportionate effect the expense or loss might have on the income of a Fund for a particular period.



VALUATION OF THE EQUITY FUND, EQUITY VALUE, INTERNATIONAL EQUITY, SMALL CAPITALIZATION FUND, BALANCED FUND, SHORT-TERM FIXED INCOME FUND, U.S. GOVERNMENT SECURITIES FUND AND MANAGED BOND FUND




          Securities of the Equity Fund, Equity Value, International Equity, Small Capitalization Fund, Balanced Fund, Short-Term Fixed Income Fund, U.S. Government Securities Fund and Managed Bond Fund (other than debt securities with remaining maturities of 60 days or less) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Restricted securities and securities for which market quotations are not readily available are valued at fair value, using methods determined by the Board of Trustees. Valuation of options is described above under "Investment Objectives and Policies -- Options Trading." Valuation of futures contracts and related options is described in Appendix B.

          Debt securities with remaining maturities of 60 days or less are valued on an amortized cost basis, which approximates market value and is described further under "Valuation of the Money Market Funds."



          The International Equity Fund's portfolio securities which are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the date of valuation. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price. All other securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established in good faith by the Board of Trustees.



          Certain of the securities acquired by the International Equity Fund may be traded on foreign exchanges or over-the-counter markets on days on which the Fund's net asset value is not calculated. In such cases, the net asset value of the Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.


          A pricing service may be used to value certain portfolio securities where the prices provided are believed to reflect the fair value of such securities. In valuing a Fund's securities the pricing service would normally take into consideration such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations for normal institutional-sized trading units of debt securities and would not rely on quoted prices. The methods used by the pricing service and the valuations so established will be utilized under the general supervision of the Board of Trustees of Emerald Funds.

VALUATION OF THE FLORIDA TAX-EXEMPT FUND

          The assets of the Florida Tax-Exempt Fund are valued for purposes of pricing sales and redemptions of the shares of the Fund each business day by an independent pricing service (the "Service") approved by the Board of Trustees of Emerald Funds. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Securities with maturities of 60 days or less are normally valued at amortized cost, which approximates market value and is described further under "Valuation of the Money Market Funds."


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

SUPPLEMENTARY PURCHASE INFORMATION



          As described in the Prospectuses for such Shares, Retail Shares may be purchased directly from the Distributor or by clients of certain financial institutions such as broker-dealers that have entered into selling and/or servicing agreements with the Distributor ("Service Organizations"). Institutional Class Shares may be purchased by clients of the Adviser and its affiliates through qualified accounts and by certain institutions acting on behalf of themselves and persons maintaining qualified accounts at such institutions, as described in the Prospectuses for such Shares. Individuals may not purchase Institutional Class Shares directly. The Adviser, Service Organizations and other institutions may impose minimum customer account and other requirements in addition to those imposed by Emerald Funds and described in the Prospectuses. Depending on the terms of the particular account, these entities may charge their customers fees for automatic investment, redemption and other services. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. The Adviser, Service Organizations or other institutions are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of shares prior to such purchase.




          Purchase orders will be effected only on business days. Persons wishing to purchase shares through their accounts at a Service Organization (for Retail Shares), or at the Adviser or another institution (for Institutional Class Shares), should contact such entity directly for appropriate instructions. Clients of Barnett Banks Trust Company, N.A. interested in purchasing Institutional Class Shares may call their administrative officer.  Other interested investors may call
[               ].




          An investor desiring to purchase Retail Shares directly from Emerald Funds by wire should request his or her bank to transmit immediately available
funds by wire to Emerald Funds at [                                  ], for
purchase of shares in the investor's name. It is important that the wire include the investor's name, address, and taxpayer identification number, indicate whether a new account is being established or a subsequent payment is being made to an established account and indicate the name of the Fund and the class of shares being purchased. If a subsequent payment is being made, the investor's Fund account number should be included. An investor in Retail or Investor Shares must have completed and forwarded to the Transfer Agent an Account Registration Form, including any required signature guarantees, before any redemptions of shares purchased by wire may be processed.


          The Adviser and/or Distributor may charge certain fees for acting as Custodian for IRAs or 401k retirement plans, payment of which could require the liquidation of shares. Consult the appropriate form for a description of these fees. Purchases for IRA accounts or 401k retirement plans will be effective only when payments received by the Transfer Agent are converted into federal funds. Purchases for these plans may not be made in advance of receipt of funds.

SUPPLEMENTARY REDEMPTION INFORMATION



          An investor whose shares are purchased through accounts at the Adviser, a Service Organization or another institution may redeem all or part of his or her shares in accordance with instructions pertaining to such accounts. Shares in the Equity and Fixed Income Funds for which orders placed by the Adviser, a Service Organization, another institution or individual investor for wire redemption are received on a business day before the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. Eastern time) will be redeemed as of the close of regular trading on such Exchange and the proceeds of redemption will normally be wired in federal funds on the next business day to the commercial bank specified by the individual investor on the Account Registration Form (or other bank of record on the investor's file with the Transfer Agent), or to the Service Organization or other institution through which the investment was made. Retail Shares in the Money Market Funds for which orders for wire redemption are received on a business day before 2:00 p.m. (12:00 noon with respect to the Tax-Exempt Fund) Eastern Time will be redeemed as of that time and the proceeds of redemption will normally be wired in federal funds on the same business day to the commercial bank specified by the investor on the Account Registration Form (or other bank of record on the investor's file with the Transfer Agent). To qualify to use the wire redemption privilege with Emerald Funds, the payment for shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the Account Registration Form (or other bank of record as described above). If the proceeds of a particular redemption are to be wired to another bank, the request must be in writing and signature guaranteed. Shares in the Equity and Fixed Income Funds for which orders for wire redemption are received by Emerald Funds after the close of regular trading hours on the New York Stock Exchange or on a non-business day will be redeemed as of the close of regular trading on such Exchange on the next day on which shares of the particular Fund are priced and the proceeds will normally be wired in federal funds on the next business day thereafter. Retail Shares in each Money Market Fund for which orders for wire redemption are received by Emerald Funds on a business day between 2:00 p.m. (12:00 noon with respect to the Tax-Exempt Fund) Eastern Time and the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. Eastern Time), and shares for which orders for wire redemption are received by Emerald Funds after the close of regular trading hours on the New York Stock Exchange or on a non-business day, will be priced as of 2:00 p.m. (12:00 noon with respect to the Tax-Exempt Fund) Eastern Time on the next day on which shares of the particular Fund are priced and the proceeds will normally be wired in federal funds on the day the shares are priced. Redemption proceeds will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account. Proceeds of less than $1,000 will be mailed to the investor's address.





          To change the commercial bank or account designated to receive redemption proceeds from Retail Shares, a written request must be sent to
Emerald Funds, c/o BISYS Fund Services, Inc. [                           ].
Such request must be signed by each shareholder, with each signature guaranteed as described in the Funds' Prospectuses. Guarantees must be signed by an authorized signatory and "signature guaranteed" must appear with the signature.


          For processing redemptions or to change wiring instructions with Emerald Funds, the Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians. The Transfer Agent will accept other suitable verification arrangements from foreign investors, such as consular verification.

          Investors should be aware that if they have selected the TeleTrade privilege, any request for a wire redemption will be effected as a TeleTrade transaction through the Automated Clearing House
(ACH) system unless more prompt transmittal specifically is requested. Redemption proceeds (less any applicable contingent deferred sales charge) of a TeleTrade transaction will be on deposit in the investor's account at the ACH member bank normally two business days after receipt of the redemption request.


EXCHANGE PRIVILEGE



          Emerald Funds offers an exchange privilege whereby investors may exchange all or part of their Retail Shares for Retail Shares of other
Equity and Fixed Income Funds and Retail Shares of the Money Market Funds.
By use of this exchange privilege, the investor authorizes the Transfer Agent to act on telephonic or written exchange instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders.




            Exchange transactions will be made on the basis of the relative net asset values per share of the investment portfolios involved in the transaction. Exchange requests received on a business day prior to the time shares of the investment portfolios involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the investment portfolios from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new investment portfolio into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the investment portfolios involved in the request are priced will be processed on the next business day in the manner described above.



MISCELLANEOUS


          Certificates for shares will not be issued unless expressly requested in writing and will not be issued for fractional shares.

          Depending on the terms of the customer account at the Adviser, Service Organization or other institution, certain purchasers of the Equity and Fixed Income Funds may arrange with the Funds' transfer agent for sub-accounting services paid by Emerald Funds without direct charge to the purchaser.

          With respect to the Money Market Funds, a "business day" for purposes of processing share purchases and redemptions received by the Transfer Agent at its Kansas City, Missouri office is a day on which the New York Stock Exchange and the Funds' Custodian are open, except that a "business day" with respect to the Money Market Funds does not include Martin Luther King, Jr. Day, Columbus Day or Veterans Day (observed). With respect to the Equity and Fixed Income Funds, a "business day" is a day on which the New York Stock Exchange is open for trading, and includes Martin Luther King, Jr. Day, Columbus Day and Veterans Day (observed). The holidays on which the New York Stock Exchange is closed are: New Year's Day (observed), President's Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed).

          Emerald Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission. (Emerald Funds may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

          Emerald Funds reserves the right to require a shareholder to redeem involuntarily shares in an account (other than an IRA or Qualified Retirement Plan account) if the balance held of record by the shareholder drops below $1,000 and such shareholder does not increase such balance to $1,000 or more upon 30 days' notice. Emerald Funds will not require a shareholder to redeem shares of a Fund if the balance held of record by the shareholder is less than $1,000 solely because of a decline in the net asset value of the Fund's shares or because the shareholder has made an initial investment in a lower amount as provided for in the Funds' Prospectuses. Emerald Funds may also redeem shares involuntarily if such redemption is appropriate to carry out Emerald Funds' responsibilities under the Investment Company Act of 1940.

          Emerald Funds may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to

Fund shares as provided in the Funds' Prospectuses from time to time.



IN-KIND PURCHASES


          Payment for shares of a Fund may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment, contact the Adviser. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.



          So long as shares in the Equity, Equity Value, International Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds are offered or sold in Texas, any securities that are accepted as payment for shares in the portfolios will be limited to securities that are issued in transactions that involve a bona fide reorganization or statutory merger, or will be limited to other acquisitions of portfolio securities (except for municipal debt securities issued by state political sub-divisions or their agencies or instrumentalities) that: (a) meet the investment objectives and policies of the portfolio; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or by liquidity of market; and (d) have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, New York Stock Exchange or NASDAQ, or as evidenced by their status as U.S. Government securities, bank certificates of deposit, banker's acceptances, corporate and other debt securities that are actively traded, money market securities and other like securities with a readily ascertainable value.




REDEMPTIONS IN-KIND


          If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Emerald Funds may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. Each Fund may commit that it will pay all redemption requests by a shareholder of record in cash, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.


                              DESCRIPTION OF SHARES



          Emerald Funds is a Massachusetts business trust. Under Emerald Funds' Agreement and Declaration of Trust, the beneficial interests in Emerald Funds may be divided into an unlimited number of full and fractional transferable shares. The Agreement and Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of Emerald Funds into one or more classes by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of thirty-three classes of shares. Eighteen of these classes represent interests in the Equity and Fixed Income Funds and nine other classes represent interests in the Money Market Funds. The remaining classes represent interests in other investment portfolios of Emerald Funds. The Trustees may similarly classify or reclassify any particular class of shares into one or more series.




          The Fund's separate share classes have formal legal designations; however, to assist the public in more readily identifying and understanding the nature of the share classes, they are commonly referred to in the Funds' Prospectuses and this Statement of Additional Information, as well as certain of the Fund's advertising and other literature, by less technical names. For example, Classes G-1, H-1, I-1, J-1, K-1, L-1, M-1, N-1 and O-1 of the Equity and Fixed Income Funds are known as "Retail Shares"; Classes G-3, H-3, I-3,
J-3, K-3, L-3, M-3, N-3 and O-3 of the Equity and Fixed Income Funds are known as "Institutional Shares"; Classes D-3, E-3 and F-3 of the Money Market Funds are known as "Retail Shares"; Classes D-2, E-2 and F-2 of the Money Market Funds are known as "Emerald Service Shares"; and Classes D-1, E-1 and F-1 of the Money Market Funds are known as "Emerald Shares."




          Except as noted in the Prospectuses with respect to certain miscellaneous "class expenses" and below with respect to the Combined Amended and Restated Distribution and Service Plan for Retail Shares and the Shareholder Processing Plan for Retail Shares and the Shareholder Processing Plan for Retail Shares (formerly the respective Distribution and Shareholder and Administrative Services Plans for Class A and Class B Shares), shares of the Equity and Fixed Income Funds bear the same types of ongoing expenses with respect to the Fund to which they belong. Similarly, except as noted in the Prospectuses with respect to certain miscellaneous "class expenses" and below with respect to the Combined Amended, the Shareholder Processing Plan for Retail Shares and Restated Distribution and Service Plan for Retail Shares and the Shareholder Processing and Services Plan for Emerald Service Shares, Retail, Emerald and Emerald Service Shares in a Money Market Fund bear the same types of expenses. In the event of a liquidation or dissolution of Emerald Funds or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative net asset values of Emerald Funds' respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder, except that Retail Shares of a particular Equity, Fixed Income and Money Market Fund will be solely responsible for that Fund's payments pursuant to the Combined Amended and Restated Distribution and Service Plan and the Shareholder Processing Plan for those Shares, and each Money Market Fund's Emerald Service Shares will be solely responsible for such Fund's payments to Service Organizations pursuant to the Shareholder Processing and Services Plan adopted for such Shares. In addition, each class of shares will be responsible for the other miscellaneous "class expenses" attributable to the class as described in the Prospectuses.




          Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Retail Shares of an Equity, Fixed Income and Money Market Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to such Fund's Combined Amended and Restated Distribution and Service Plan and the Shareholder Processing Plan for Retail Shares, and only Emerald Service Shares of a Money Market Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to such Fund's Shareholder Processing and Services Plan for Emerald Service Shares. (See "The Emerald Family of Funds" in the Prospectuses.) Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Emerald Funds, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the Investment Company Act of 1940 provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Emerald Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of Emerald Funds voting together in the aggregate without regard to particular investment portfolios. Shares of Emerald Funds have noncumulative voting rights and, accordingly, the holders of more than 50% of Emerald Funds' outstanding shares (irrespective of Fund or class) may elect all of the Trustees.

          Shares have no preemptive rights and only such conversion and exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and nonassessable by Emerald Funds. Shares of each Fund have a par value of $.001.

          There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. If such should occur, the Trustees then in office will call a shareholders meeting for the election of Trustees. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. The Agreement and Declaration of Trust provides that meetings of the shareholders of Emerald Funds shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

          Emerald Funds' Agreement and Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such Fund to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a Fund into money and, in connection therewith, to cause all outstanding shares of such Fund to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to one or more other funds if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any fund participating in such combination and, in connection therewith, to cause all outstanding shares of any such Fund to be redeemed or converted into shares of another fund at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the Investment Company Act of 1940. The Board of Trustees may authorize the termination of any Fund after the assets belonging to such Fund have been distributed to its shareholders.


                     ADDITIONAL INFORMATION CONCERNING TAXES

FEDERAL -- ALL FUNDS

          Each Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a "regulated investment company." By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, the Fund's dividend distributions (including amounts derived from interest on municipal obligations) to shareholders would be taxable as ordinary income, to the extent of the current and accumulated earnings and profits of the particular Fund, and would be eligible for the dividends received deduction for corporate shareholders.

          Qualification as a regulated investment company under the Code requires, among other things, that each Fund distribute to its shareholders each taxable year an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt income net of certain deductions. In general, a Fund's investment company taxable income will be its taxable income, including dividends, interest, and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss for such year. A Fund will be taxed on its undistributed investment company taxable income. To the extent such income is distributed by a Fund (whether in cash or additional shares), it will be taxable to shareholders as ordinary income.

          A Fund will not be treated as a regulated investment company under the Code if 30% or more of the Fund's gross income for a taxable year is derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in section 2(a)(36) of the Investment Company Act of 1940); (2) options, futures and forward contracts (other than those on foreign currencies); and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities) (the "Short-Short test"). Interest (including original issue discount and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. With respect to covered call options, if the call is exercised by the holder, the premium and the price received on exercise constitute the proceeds of sale, and the difference between the proceeds and the cost of the securities subject to the call is capital gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. See Appendix B for a general discussion of the federal tax treatment of futures contracts and related options thereon, including their treatment under the 30% test.

          In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers such Fund controls and that are engaged in the same or similar trades or businesses.

          Any distribution of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held the distributing Fund's shares and whether such gains are received in cash or additional Fund shares. The Fund will designate such a distribution as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. It should be noted that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

          Ordinary income of individuals is taxable at a maximum marginal rate of 39.6% but, because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are taxable at a maximum marginal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum marginal rate of 35% (or at a maximum marginal rate of 39% in the case of corporations having taxable income between $100,000 and $335,000).




          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.


          Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or of gross sale proceeds paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."



FOREIGN TAXES



          Income received by the International Equity Fund from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to the Fund's shareholders. So long as the Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of the value of the Fund's assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund as income taxes under U.S. income tax principles as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund was to make an election, an amount equal to the foreign income taxes paid by a Fund would be included in the income of its shareholders and each shareholder would be entitled either (i) to credit their portions of this amount against their U.S. tax due, if any, or (ii) to deduct such portion from their U.S taxable income, if any. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations are imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.



          Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's United States tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. The Fund's gains and losses from the sale of securities generally will be treated as derived from United States sources and certain foreign currency gains and losses likewise will be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from the Fund which qualifies as foreign source income. Additional limitations apply to using the foreign tax credit to offset the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund.



          Special rules govern the federal income tax treatment of financial instruments that may be held by the Fund. These rules may have a particular impact on the amount of income or gain that a Fund must distribute to its shareholders to comply with the 90% distribution requirement, on the income or gain qualifying under the 90% gross income test and on their ability to comply with the 30% test described above.



          Generally, certain foreign currency contracts entered into by the Fund (as described above) at the close of its taxable year are treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the period the Fund has held the contracts ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those contracts is adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. Losses with respect to certain foreign currency contracts, which are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, are subject to certain loss deferral rules, which limit the amount of loss currently deductible on either part of the straddle to the amount thereof that exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also are applicable, the holding period of the securities forming part of the straddle (if they have not been held for the long-term holding period) will be deemed not to begin prior to termination of the straddle. With respect to certain contracts, deductions for interest and carrying charges may not be allowed. Notwithstanding the rules described above, with respect to certain foreign currency contracts that are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified foreign currency contracts from the Rules of Section 1256 of the Code including "the 40%-60% rule" and "mark-to-market," but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, "the 40%-60% rule" will apply to the net gain or loss attributable to the contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term.



          A foreign currency contract must meet the following conditions in order to be subject to the mark-to-market rules described above: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

          Some of the non-U.S. dollar denominated investments that the Fund may make, such as foreign securities, European Depository Receipts and foreign currency contracts, may be subject to the provisions of Subpart J of the Code, which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S dollar. The types of transactions covered by these provisions include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock);
(2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund, which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks), is treated as capital gain or loss and is not segregated from the gain or loss on the underlying transaction.



          The Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or a gain from the disposition of passive foreign investment companies even if it distributes the income to its shareholders.


FEDERAL -- TAX-EXEMPT FUNDS

          As described above and in the Prospectuses, the Tax-Exempt Funds are designed to provide investors with current tax-exempt interest income. These Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax-Exempt Funds may not be suitable for tax-exempt institutions, or for retirement plans qualified under Section 401 of the Internal Revenue Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Tax-Exempt Funds may not be appropriate investments for entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities, or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders. Each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends would be excludable from his or her gross income under Section 103(a) of the Internal Revenue Code.

          The percentage of total dividends paid by the Tax-Exempt Funds with respect to any taxable year that qualifies as federal exempt-interest dividends will be the same for all shareholders of such a Fund receiving dividends for such year. In order for such a Fund to pay exempt-interest dividends for any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of the Fund's portfolio must consist of federal tax-exempt interest obligations. In addition, the Fund must distribute an amount that is at least equal to the sum of 90% of the aggregate net tax-exempt interest income and 90% of the investment company taxable income earned by the Fund for the taxable year. Not later than 60 days after the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year that constitutes an exempt-interest dividend. However, the aggregate amount of dividends so designated cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

          Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt Funds, generally is not deductible for federal income tax purposes. If a shareholder holds Tax-Exempt Fund or Florida Tax-Exempt Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends earned with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

          Income itself exempt from federal income taxation may be considered in addition to adjusted gross income when determining whether Social Security payments received by a shareholder are subject to federal income taxation.

FLORIDA TAXES

          The State of Florida does not currently impose an income tax on individuals. Thus individual shareholders of the Florida Tax-Exempt Fund will not be subject to any Florida income tax on distributions received from the Fund. However, Florida does currently impose an income tax on certain corporations. Consequently, distributions may be taxable to corporate shareholders.

          The State of Florida currently imposes an "intangibles tax" at the annual rate of 2 mills or 0.20% on certain securities and other intangible assets owned by Florida residents. With respect to the first mill, or first
 .10%, of the intangibles tax, every natural person is entitled each year to an exemption of the first $20,000 of the value of the property subject to the tax. A husband and wife filing jointly will have an exemption of $40,000. With respect to the last 1 mill, or last .10%, of the intangibles tax, every natural person is entitled each year to an exemption of the first $100,000 of the value of the property subject to the tax. A husband and wife filing jointly will have an exemption of $200,000. Notes, bonds and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the United States Government, its agencies and certain U.S. territories and possessions (such as Guam, Puerto Rico and the Virgin Islands) as well as cash are exempt from this intangibles tax. If on December 31 of any year the portfolio of the Florida Tax-Exempt Fund consists solely of such exempt assets, then the Fund's shares will be exempt from the Florida intangibles tax payable in the following year.

          In order to take advantage of the exemption from the intangibles tax in any year, the Florida Tax-Exempt Fund must sell any non-exempt assets held in its portfolio during the year and reinvest the proceeds in exempt assets including cash prior to December 31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Fund's investment return and might exceed any increased investment return the Fund achieved by investing in non-exempt assets during the year.

OTHER INFORMATION

          Depending upon the extent of activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

          Outside the State of Florida, income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

          The foregoing discussion is a general and abbreviated summary of certain provisions of federal and Florida law and is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action. This discussion is only a summary of some of the important tax considerations generally affecting purchasers of shares of the Funds. No attempt is made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Funds should consult their tax advisers with specific reference to their own tax situation.


                           MANAGEMENT OF EMERALD FUNDS


TRUSTEES AND OFFICERS

          The Trustees and officers of Emerald Funds, their addresses, principal occupations during the past five years and other affiliations are as follows:

                                                           PRINCIPAL
                                  POSITION WITH    OCCUPATIONS DURING PAST 5
NAME AND ADDRESS                  EMERALD FUNDS   YEARS AND OTHER AFFILIATIONS
----------------                  -------------   ----------------------------
Chesterfield H. Smith*            Chairman of     Senior Partner of the law
Suite 3000                        the Board       firm of Holland and Knight;
701 Brickell Avenue               of Trustees     Director, Greenwich Air
Miami, FL  33101                                  Services, Inc. (an aircraft
                                                  and engine repair company);
                                                  Director, Citrus and Chemical
                                                  Bank; Director, Citrus and
                                                  Chemical Bancorporation (bank
                                                  holding company of Citrus and
                                                  Chemical Bank).

Raynor E. Bowditch                Trustee         President, Bowditch
4811 Beach Blvd.                                  Insurance Corporation (a
Suite 105                                         general lines independent
Jacksonville, FL  33207                           agency); Director, General
                                                  Truck Equipment and Trailer
                                                  Sales; Director, Greater
                                                  Jacksonville Fair Association.

Mary Doyle                        Trustee         Dean in Residence, Association
Association of                                    of American Law Schools, 1994
American Law Schools                              to date; Dean, University of
Suite 800                                         Miami School of Law, 1986-
Washington, DC  20036-2065                        1994.


Albert D. Ernest                  Trustee         President, Albert Ernest
1560 Lancaster Terrace                            Enterprises (personal
Suite 1402                                        investments), 1991 to date;
Jacksonville, FL  32204                           President and Chief Operating
                                                  Officer, Barnett Banks, Inc.,
                                                  1988 to 1991; Director,
                                                  Barnett Banks, Inc., 1982 to
                                                  1991; Director, Florida Rock
                                                  Industries, Inc.; Director,
                                                  FRP Properties, Inc.;
                                                  Director, Regency Realty,
                                                  Inc.; Director, Stein Mart,
                                                  Inc.; and Director, Wickes
                                                  Lumber Company; Member,
                                                  Advisory Board, Coastal Lumber
                                                  Company; Member, Advisory
                                                  Board, Palmer Cay/Caswell; and
                                                  Member, Advisory Board, Deland
                                                  Honda.

John G. Grimsley*                 Trustee and     Member of the law firm of
50 N. Laura St.                   President       Mahoney Adams & Criser,
Suite 3300                                        P.A. since 1966.
Jacksonville, FL  32202


William B. Blundin                Executive       Vice Chairman of the Board
125 West 55th Street              Vice President  of the Administrator and
New York, NY  10019                               Distributor, July 1993 to
                                                  date; Director and President
                                                  of Administrator and
                                                  Distributor, February 1987
                                                  to date.

                                                           PRINCIPAL
                                  POSITION WITH    OCCUPATIONS DURING PAST 5
NAME AND ADDRESS                  EMERALD FUNDS   YEARS AND OTHER AFFILIATIONS
----------------                  -------------   ----------------------------
Hugh Fanning                      Vice President  Employee of BISYS Fund
BISYS Fund Services                               Services, Inc., August 1992
3435 Stelzer Road                                 to present; Director of
Columbus, OH  43219-3035                          Marketing, Ketchum
                                                  Communications, July 1987 to
                                                  August 1992

Martin R. Dean                    Treasurer       Employee of BISYS Fund
BISYS Fund Services                               Services, Inc., May 1994
3435 Stelzer Road                                 to present; Senior Manager
Columbus, OH  43219-3035                          at KPMG Peat Marwick prior
                                                  thereto.

Jeffrey A. Dalke                  Secretary       Partner, Drinker Biddle &
Philadelphia National                             Reath.
  Bank Building
1345 Chestnut Street
Philadelphia, PA  19107-3496

George Martinez                   Assistant       Senior Vice President and
BISYS Fund Services               Secretary       Director of Legal and
3435 Stelzer Road                                 Compliance Services, BISYS
Columbus, OH  43218-3035                          Fund Services, Inc., March
                                                  1995 to present; Vice
                                                  President and Associate
                                                  General Counsel, Alliance
                                                  Capital Management, June 1989
                                                  to March 1995.

Robert Tuch                       Assistant       Employee of BISYS Fund
BISYS Fund Services               Secretary       Services, June 1991 to
3435 Stelzer Road                                 present; Vice President and
Columbus, OH  43219-3035                          Associate General Counsel
                                                  with National Securities
                                                  Research Corp., July 1990 to
                                                  June 1991.

Alaina Metz                       Assistant       Chief Administrator,
BISYS Fund Services               Secretary       Administrative and
3435 Stelzer Road                                 Regulatory Services, BISYS
Columbus, OH  43219-3035                          Fund Services, Inc., June 1995
                                                  to present; Supervisor, Mutual
                                                  Fund Legal Department,
                                                  Alliance Capital Management,
                                                  May 1989 to June 1995.


-------------------

* These Trustees may be deemed to be "interested persons" of Emerald Funds as defined in the Investment Company Act of 1940.

                         -------------------------------


          Each Trustee receives an annual fee of $14,000 plus $1,500 for each meeting attended and reimbursement of expenses incurred as a Trustee. Additionally the Chairman and President of the Board of Trustees each receive an additional annual fee of $3,500 for service in such capacities. Furthermore, each Trustee who serves on a special committee appointed by the Board or the Chairman or who is assigned a special project by the Board or the Chairman, receives additional compensation in the amount of $1,000 per day for each meeting attended or $1,000 for each assignment to a Special Project plus reimbursement of out of pocket expenses. Remuneration for services rendered during Emerald Funds' fiscal year ended November 30, 1995 and distributed to all Trustees and officers as a group was $_______. Drinker Biddle & Reath, of which Mr. Dalke is a partner, receives legal fees as counsel to Emerald Funds. As of January 10, 1996, the Trustees and officers of Emerald Funds, as a group, owned less than 1% of the outstanding shares of each Fund and each of the other investment portfolios of the Trust.


          The following chart provides certain information about the fees received by the Emerald Funds' trustees for their services as members of the Board of Trustees and Committees thereof.

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                                                                                    TOTAL
                                                                                                COMPENSATION
                                                    RETIREMENT               ESTIMATED              FROM
                               AGGREGATE             BENEFITS                 ANNUAL             REGISTRANT
                              COMPENSATION          ACCRUED AS               BENEFITS             AND FUND
                              FROM EMERALD         PART OF FUND                UPON             COMPLEX* PAID
NAME OF PERSON POSITION          FUNDS               EXPENSES               RETIREMENT           TO DIRECTORS
------------------------------------------------------------------------------------------------------------------
Chesterfield H. Smith         $20,750                  N/A                     N/A               $20,750
Chairman of the Board
of Trustees
------------------------------------------------------------------------------------------------------------------
John G. Grimsley              $26,000                  N/A                     N/A               $26,000
President and Trustee
------------------------------------------------------------------------------------------------------------------
Raynor E. Bowditch            $19,000                  N/A                     N/A               $19,000
Trustee
------------------------------------------------------------------------------------------------------------------
Mary Doyle                    $20,500                  N/A                     N/A               $20,500
Trustee
------------------------------------------------------------------------------------------------------------------
Albert D. Ernest**            $13,500                  N/A                     N/A               $13,500
Trustee
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


______________________________

*    The "Fund Complex" consists solely of Emerald Funds.


**   Mr. Ernest was appointed to the Board of Trustees on May 4, 1995.



SHAREHOLDER AND TRUSTEE LIABILITY

          Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Emerald Funds' Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of Emerald Funds for the acts or obligations of Emerald Funds, and that every note, bond, contract, order or other undertaking made by Emerald Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Agreement and Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Agreement and Declaration of Trust also provides that Emerald Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Emerald Funds, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Emerald Funds itself would be unable to meet its obligations.

          The Agreement and Declaration of Trust further provides that all persons having any claim against the Trustees or Emerald Funds shall look solely to the trust property for payment; that no Trustee of Emerald Funds shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of Emerald Funds; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as Trustee. With the exception stated, the Agreement and Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a Trustee, and that the Trustees will indemnify representatives and employees of Emerald Funds to the same extent that Trustees are entitled to indemnification.

ADVISORY AND SUB-ADVISORY AGREEMENTS



          Barnett Banks Trust Company, N.A. (the "Adviser") serves as investment adviser to each Fund. In addition, ______________, a _____________ serves as sub-investment adviser to the International Equity Fund and Rodney Square Management Corporation , a wholly-owned subsidiary of Wilmington Trust Company ("WTC"), serves as sub-investment adviser to the Tax-Exempt Fund. In rendering sub-advisory services, the Sub-Advisers may occasionally consult, on an informal basis, with personnel from the investment departments of ___________ and WTC, respectively; however, _________ and WTC will take no part in determining the investment policies of the International Equity Fund or Tax-Exempt Fund, respectively, or in deciding which securities are to be purchased or sold by the respective Funds.




          In their Investment Advisory and Sub-Advisory Agreements, the Adviser and Sub-Advisers have agreed to pay all expenses incurred by them in connection with their advisory and sub-advisory services other than the cost of securities and other investments, including brokerage commissions and other transaction costs, if any, purchased or sold for each Fund. For the services provided and expenses assumed pursuant to the advisory agreements, Emerald Funds has agreed to pay the Adviser fees, computed daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of the International Equity and Small Capitalization Funds, 0.60% of the respective average daily net assets of each of the Equity, Equity Value and Balanced Funds; 0.40% of the respective average daily net assets of each of the Short-Term Fixed Income Fund, U.S.

Government Securities Fund, Managed Bond Fund and Florida Tax-Exempt Fund; and 0.25% of the respective average net assets of each Money Market Fund. Under the terms of the agreements, the fees payable to the Adviser are not subject to reduction as the value of each Fund's net assets increases; however, the Adviser has informed Emerald Funds of its intention to reduce the annual rate of its advisory fees with respect to the Treasury Fund and the Prime Fund to the following rates: .25% of the first $600 million of each Fund's net assets; .23% of each Fund's net assets over $600 million but not exceeding $1 billion; .21% of the next $1 billion of each Fund's net assets; and .19% of each Fund's net assets over $2 billion. The Adviser has agreed to pay the Tax-Exempt Fund's Sub-Adviser a sub-advisory fee at the rate of .15% of the Fund's net assets.
The Adviser has also agreed to pay the International Equity Fund's Sub-Adviser a sub-advisory fee at the rate of .__% of that Fund's net assets. The sub-advisory fees paid by the Adviser to the Sub-Advisers are borne entirely by the Adviser and have no effect on the advisory fees payable by the International Equity or Tax-Exempt Funds.




          The Adviser and Sub-Advisers have made certain additional voluntary and contractual undertakings to waive their fees. See "Management of Emerald Funds - Administration Services" below for further information regarding the waiver of fees and reimbursement of expenses by the Adviser and Sub-Adviser with respect to the Funds. For the fiscal years ended November 30, 1995, 1994 and 1993, the Adviser received (net of waivers) advisory fees totalling
$1,155,425, $1,156,911  and $916,787, respectively, for the Equity Fund;
$400,689, $497,815 and $206,848, respectively, for the U.S. Government Securities Fund; and $557,888, $740,873 and $409,497, respectively, for the Florida Tax-Exempt Fund. For the fiscal year ended November 30, 1995 and the period from January 4, 1994 (commencement of operations) through November 30, 1994, the Adviser received (net of fee waivers) advisory fees totalling
$742,502 and $427,853 for the Small Capitalization Fund. For the fiscal year ended November 30, 1995 and the period April 11, 1994 (commencement of operations) through November 30, 1994, the Adviser received (net of fee waivers) advisory fees totalling $371,499 and $0, $84,074 and $0 and $266,371 and $0, respectively, for the Balanced, Short-Term Fixed Income and Managed Bond Funds. The Equity Value and International Equity Funds were not operational during these periods. For the same time periods, the Adviser waived advisory fees and reimbursed expenses in the amount of $13,355, $0 and $0, respectively, for the Equity Fund; $17,957, $0 and $207,103, respectively, for the U.S.
Government Securities Fund; $33,887, $0 and $248,901, respectively, for the Florida Tax-Exempt Fund; $53,824 and $0 for the Small Capitalization Fund; $526,354 and $170,207 for the Balanced Fund; $278,214 and $53,025 for the
Short-Term Fixed Income Fund and $380,759 and $177,688 for the Managed Bond
 Fund.

          For the fiscal years ended November 30, 1995, 1994 and 1993, the Adviser received (net of waivers) advisory fees totalling $3,677,324, $3,243,600 and $4,752,234, respectively, for the Prime Fund; $1,914,250, $2,231,677 and
$2,207,189, respectively, for the Treasury Fund; and $506,689, $222,183 and $150,753, respectively, for the Tax-Exempt Fund. Of the advisory fee received by the Adviser with respect to the Tax-Exempt Fund for the fiscal years ended November 30, 1995, 1994 and 1993, the entire fee was paid to the Sub-Adviser, Rodney Square Management Corporation. In addition, the Adviser waived an additional $202,676, $186,758 and $131,253 in advisory fees with respect to the Tax-Exempt Fund for the fiscal years ended November 30, 1995, 1994 and 1993, respectively. For the fiscal year ended November 30, 1995, the Adviser waived fees totalling $358,950 and $134,960 for the Prime Fund and Treasury Fund, respectively. For the fiscal years ended November 30, 1994 and 1993, the Adviser did not waive any advisory fees for the Prime Fund and the Treasury Fund. For the fiscal years ended November 30, 1995, 1994 and 1993, the Tax-Exempt Fund's Sub-Adviser waived sub-advisory fees totalling
$53,487, $55,868  and $57,955 with respect to the Tax-Exempt Fund .




          Under the Investment Advisory and Sub-Advisory Agreements for the Funds, the Adviser and Sub-Advisers are not liable for any error of judgment or mistake of law or for any loss suffered by Emerald Funds in connection with the performance of such agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or Sub-Advisers in the performance of their duties or from their reckless disregard of their duties and obligations under the agreements.


          The federal Glass-Steagall Act, among other things, prohibits banks from engaging to any extent in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE v. CAMP that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM v. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.



          The Adviser believes, with respect to its activities as required by the Investment Advisory Agreements and as contemplated by the Prospectuses and this Statement of Additional Information, and the Sub-Advisers believe, with respect to their activities as required by the Sub-Advisory Agreements, and as contemplated by the Prospectuses and this Statement of Additional Information, that, if the question were properly presented, a court should hold that the Adviser or Sub-Advisers, as the case may be, may each perform such activities without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether banks may perform services comparable to those performed by the Adviser and Sub-Advisers and that future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent the Adviser and Sub-Advisers from continuing to perform such services for the Funds. If the Adviser or Sub-Advisers were prohibited from continuing to perform advisory and sub-advisory services for the Funds, it is expected that the Board of Trustees would recommend that the Funds affected enter into a new agreement or would consider the possible termination of such Funds. Any new advisory or sub-advisory agreement would be subject to shareholder approval.




          On the other hand, as described herein, Emerald Funds are currently distributed by Emerald Asset Management, Inc., and BISYS Fund Services, LP ("BISYS LP"), provides the Funds with administrative services. If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Funds expect that the Adviser would consider the possibility of offering to perform some or all of the services now provided by BISYS LP and Emerald Asset Management, Inc. From time to time, legislation modifying such restrictions has been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. The Funds therefore expect that if that or a similar bill were enacted, the Adviser's parent bank holding company would consider the possibility of one of its non-bank subsidiaries offering to perform additional services now provided by BISYS LP and Emerald Asset Management, Inc. In this regard it may be noted that the Adviser has entered into an agreement with BISYS LP whereunder the Adviser (or an affiliate) may acquire Emerald
Asset Management, Inc. under specified conditions. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the Adviser or such a non-bank affiliate might offer to provide services for consideration by the Board of Trustees.


ADMINISTRATION AGREEMENTS



            BISYS LP (the "Administrator"), a wholly-owned subsidiary of the BISYS Group, Inc., serves as administrator to each Fund. In its administration agreement, the Administrator has agreed among other things to provide among other things the following administrative services: payment of the costs of maintaining the Funds' offices; statistical and research data, Fund data processing services, and clerical, accounting and bookkeeping services; preparation or coordination of such preparation of reports to shareholders of the Funds, tax returns and reports to the Securities and Exchange Commission; maintaining the registration or qualification of Fund shares for sale under state securities laws; maintenance of the books and records of the Funds, calculation or providing for the calculation of the net asset value of Fund shares and calculation or providing for the calculation of dividends and capital gains distributions to shareholders; and generally the provision of the facilities and personnel to carry out administrative services required for the operation of the business of the Funds other than those delegated by Emerald Funds pursuant to other agreements or arrangements. The Administrator has also agreed to pay all expenses incurred by it in connection with its activities under these agreements except as described in this Statement of Additional Information and the Prospectus.




          As compensation for its services under the agreements described above (which became effective April 1, 1996), the Administrator is entitled to receive a fee, computed daily and payable monthly, at the effective annual rate of .0775% of the first $5 billion of the aggregate net assets of all of Emerald Funds, .07% of the next $2.5 billion, .065% of the next $2.5 billion and .05% of all assets exceeding $10 billion. In the event the aggregate average daily net assets for all Funds falls below $3 billion, the fee will be increased to .08% of the aggregate average daily net assets.




            Under the administration agreement in effect during the period
March 1, 1994 through March 31, 1996, the Administrator was entitled to receive a fee computed daily and payable monthly at the annual rate of .05% of each Equity and Fixed Income Fund's average daily net assets. The administration agreement in effect during fiscal year 1993 and for the period December 1, 1993 through February 28, 1994 provided for a fee based on the aggregate average daily net assets of the Equity, U.S. Government Securities and Florida Tax-Exempt Funds, computed daily and payable monthly, at the annual rate of .15% of the first $150 million of said aggregate net assets plus .20% of all net assets in excess of $150 million, with each Fund bearing its pro rata portion of the fee. Certain of the services provided under that administration agreement, such as preparing and mailing share transaction confirmations and providing and supervising order-taking facilities for retail investors, are now provided pursuant to the Combined Amended and Restated Distribution and Service Plan and the Shareholder Processing and Service Plan for Retail Shares and the Administrator may compensated for those services under those Plans.




            Under the previous agreement in effect until March 31, 1996, the Administrator was paid administration fees for its services with respect to the Treasury Fund and the Prime Fund, Emerald Funds, computed daily and paid monthly, at the following annual rates: .10% of the first $600 million of each Fund's net assets, plus .09% of the next $400 million of each Fund's net assets, plus .08% of the next $1 billion of each Fund's net assets, plus .07% of each Fund's net assets over $2 billion. For its services as Administrator with respect to the Tax-Exempt Fund, Emerald Funds paid the Administrator a fee, computed daily and paid monthly, at the annual rate of .15% of the average net assets of that Fund. In addition to the fees received pursuant to the administration agreements described above, the Administrator also received fees under the Shareholder and Administrative Services Plans discussed below.


          From time to time, the Administrator may waive its fees or reimburse the Funds for expenses under the agreements described above, either voluntarily or as required by certain state securities laws.



          Emerald Funds has been advised that, until further notice, the Adviser and the Administrator have voluntarily agreed to waive their respective fees under the advisory and administration agreements with respect to Retail and Emerald Service Shares of the Prime Fund and Treasury Fund to the extent that either Fund's annualized ratio of ordinary operating expenses (excluding payments under the Combined Amended and Restated Distribution and Service Plan and Shareholder Processing Plan for Retail Shares and under the Shareholder Processing and Services Plan for Emerald Service Shares) to average net assets, calculated daily, exceeds .40%. Emerald Funds has also been advised that, until future notice, the Adviser has voluntarily agreed to waive all advisory fees with respect to the Tax-Exempt Fund in excess of the sub-advisory fees payable by it to the Sub-Adviser and that the Sub-Adviser and the Administrator have voluntarily agreed to waive their respective fees under the sub-advisory agreement and administration agreement with respect to Retail and Emerald Service Shares of the Tax-Exempt Fund to the extent that the Fund's annualized ratio of ordinary operating expenses (excluding payments under the Combined Amended and Restated Distribution and Service Plan and the Shareholder Processing Plan for Retail Shares and under the Shareholder Processing and Services Plan for Emerald Service Shares) to average net assets, calculated daily, exceeds .40%.




          For the fiscal years ended November 30, 1995, 1994 and 1993, the Administrator received administrative fees (net of waivers) under the respective administration agreements then in effect for those Funds totalling $96,285, $121,409 and $74,400, respectively, for the Equity Fund; $50,152, $113,986 and $74,400, respectively, for the U.S. Government Securities Fund; and $69,736, $230,514 and $74,400, respectively, for the Florida Tax-Exempt Fund. For the fiscal year ended November 30, 1995 and the period from commencement of operations (January 4, 1994 for the Small Capitalization Fund, and April 11, 1994 for the Balanced, Short-Term Fixed Income and Managed Bond Funds, the Administrator received administrative fees (net of waivers) totalling $37,116 and $19,776 for the Small Capitalization Fund; $30,958 and $0 for the Balanced Fund; $10,509 and $0 for the Short-Term Fixed Income Fund and $33,391 and $0 for the Managed Bond Fund. For the same time periods, the Administrator waived administrative fees and reimbursed expenses in the amount of $4,451, $48,972 and $204,619, respectively, for the Equity Fund; $9,052, $48,561 and $142,213, respectively, for the U.S. Government Securities Fund; $16,016, $92,309 and $226,738, respectively, for the Florida Tax-Exempt Fund; and $9,992 and $4,179, $0 and $15,246, $0 and $6,747, and $0 and $22,818,
respectively, for the Small Capitalization, Balanced, Short-Term Fixed Income and Managed Bond Funds.




          For the fiscal years ended November 30, 1995, 1994 and 1993, the Administrator received administrative fees (net of waivers) totalling $1,451,222, $1,273,698 and $1,820,903, respectively, for the Prime Fund;
$797,128, $885,278 and $876,466, respectively, for the Treasury Fund; and $304,013, $211,853 and $222,183, respectively, for the Tax-Exempt Fund. For the same time periods, the Administrator waived administrative fees totalling $53,487, $55,868 and $57,955 for the Tax-Exempt Fund. During these periods, the Administrator did not waive any administrative fees for the Prime and Treasury Funds.




          In addition, if the total expenses borne by an Equity and Fixed Income Fund, the Prime Fund or the Treasury Fund in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, Emerald Funds may deduct from the payments to be made with respect to such Fund to the Adviser and the Administrator, respectively, or the Adviser and the Administrator will bear, the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them for such year pursuant to the Investment Advisory Agreements and administration agreements. If the total expenses borne by the International Equity and Tax-Exempt Funds in any fiscal year exceed applicable state expense limitations, the Adviser and respective Sub-Advisers have agreed to make reimbursements, to the extent required by law, for half of such excess expenses, and the Administrator has agreed to bear the other half, provided that the Sub-Advisers' obligation with respect to such reimbursement is limited to the amount of each of their sub-advisory fees. Such amounts, if any, will be estimated and accrued daily and paid on a monthly basis. As of the date of this Statement of Additional Information, the most restrictive expense limitation that may be applicable to the Funds limits aggregate annual expenses with respect to each Fund, including management and advisory fees but excluding interest, taxes, brokerage commissions, and other expenses, to 2-1/2% of the first $30 million of its average net assets, 2% of the next $70 million, and 1-1/2% of its remaining average net assets.


          The administration agreements provide that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by Emerald Funds in connection with the performance of the agreements, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its obligations and duties thereunder.



DISTRIBUTION, SHAREHOLDER LIAISON AND PROCESSING SERVICES


          Emerald Asset Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Administrator, acts as distributor of the Funds' shares. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares.



  RETAIL AND CLASS B SHARES OF THE EQUITY AND FIXED INCOME FUNDS




          The Distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Equity and Fixed Income Funds (excluding preparation and printing expenses necessary for the continued registration of the Equity and Fixed Income Funds' shares) and of printing and distributing all sales literature. On (February 1), 1996 the Board of Trustees voted to eliminate the front-end sales charge on Retail Shares (formerly called "Class A" Shares) and the contingent deferred sales charge on Class B Shares and to convert Class B Shares into Retail Shares on March __, 1996.




          Through the fiscal year ended November 30, 1995, however, the Distributor was entitled to payment of a front-end sales charge on the sale of Class A Shares of the Equity and Fixed Income Funds as described in the Prospectuses for such Shares. For the fiscal years ended November 30, 1995, 1994 and 1993, the Distributor received front-end sales charges in connection with Class A Share purchases as follows: Equity Fund

-- $36,840, $257,556 and $100,580, respectively; U.S. Government Securities Fund -- $14,369, $572,054 and $196,820, respectively; and Florida Tax-Exempt Fund -- $121,393, $579,867 and $439,220, respectively. For the fiscal year ended November 30, 1995 and the period from commencement of operations (January 4, 1994 for the Small Capitalization Fund, and April 11, 1994 for the Balanced, Short-Term Fixed Income and Managed Bond Funds) to November 30, 1994 the Distributor received front-end sales charges in connection with Class A Share purchases of $10,759 and $17,401, respectively, for the Small Capitalization Fund; $14,299 and $10,000, respectively, for the Balanced Fund; $4,628 and $1,500, respectively, for the Short-Term Fixed Income Fund, and $9,447 and $8,000, respectively for the Managed Bond Fund. Of these amounts, the Distributor retained $1,113, $5,750 and $46,935, respectively, and the Adviser and its affiliates retained $11,904, $10,623 and $46,042, respectively, with respect to the Equity Fund; the Distributor retained $466, $15,739 and $134,143, respectively, and the Adviser and its affiliates retained $3,567, $28,164 and $59,025, respectively, with respect to the U.S. Government Securities Fund; the Distributor retained $793, $55,688 and $321,238, respectively, and the Adviser and its affiliates retained $7,261, $76,543 and $82,580, respectively, with respect to the Florida Tax-Exempt Fund; the Distributor retained $199 and $2,457 and the Adviser and its affiliates retained $11,041 and $696 with respect to the Small Capitalization Fund; the Distributor retained $859 and $361 and the Adviser and its affiliates retained $21,641 and $400 with respect to the Balanced Fund; the Distributor retained $426 and $146 and the Adviser and its affiliates retained $1,571 and $30 with respect to the Short-Term Fixed Income Fund; and the Distributor retained $165 and $1,491 and the Adviser and its affiliates retained $7,289 and $520 with respect to the Managed Bond Fund.




            During these periods, the Distributor was also entitled to the payment of a contingent deferred sales charge upon redemption of Class B Shares of the Equity and Fixed Income Funds as described in the Prospectus for such Shares. For the fiscal year ended November 30, 1995 and the period from their initial offering date (March 1, 1994 for the Equity, Small Capitalization, U.S. Government Securities and Florida Tax-Exempt Funds or commencement of operations (April 11, 1994 for the Balanced, Short-Term Fixed Income and Managed Bond Funds) through November 30, 1994, the Distributor received contingent deferred sales charges in connection with Class B redemptions as follows: Equity Fund -- $15,319 and $62,366 ; U.S. Government Securities Fund -- $14,490 and $61,800;
Florida Tax-Exempt-Fund -- $22,167 and $259,483 ; Small Capitalization Fund
-- $13,269 and $71,180 ; Balanced  Fund -- $10,005 and $51,329 ; Short-Term
Fixed Income Fund -- $2,873 and $0; and Managed Bond Fund --$3,306 and
$19,889. Of these amounts, the Distributor retained: Equity Fund -- $15,319 and $2,495; U.S. Government Securities
Fund $14,490 and $2,472; Florida Tax-Exempt Fund -- $22,167 and $10,379;
Small Capitalization Fund -- $13,269 and $2,847; Balanced Fund -- $10,005 and $2,053; Short Term Fixed Income Fund -- $2,873 and $0; and Managed
Bond Fund $3,306 and $796, respectively.




          The following table shows all sales charges, commissions and other compensation received by the Distributor directly or indirectly from the existing Equity and Fixed Income Funds during the fiscal year ended November 30, 1995:





                                                Brokerage
                    Net Underwriting            Compensation on      Commissions in
                    Discounts and               Redemption and       Connection with    Other
                    Commissions(1)              Repurchase(2)        Fund Transactions  Compensation(3)
                    -----------------           ---------------      -----------------  ----------------
Emerald Asset
 Management, Inc.       $     0                    $     0               $      0          $      0
 0

 Equity Fund            $ 4,066                    $15,319               $579,942          $ 99,146

 Small Capitalization
  Fund                  $ 1,195                    $13,269               $701,112          $ 30,794

 Balanced Fund          $ 1,547                    $10,005               $138,534          $ 21,460

 Short-Term Fixed
  Income Fund           $   972                    $ 2,873               $      0          $  2,131

 U.S. Government
  Securities Fund       $ 1,574                    $14,490               $      0          $127,570

 Managed Bond Fund      $ 1,027                    $ 3,306               $      0          $ 10,818

 Florida Tax-Exempt
  Fund                  $24,001                    $22,167               $      0          $490,374



____________________

(1)  Represents amounts received from front-end sales charges on Class A Shares.
(2) Represents amounts received from contingent deferred sales charges on Class B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Class B Shares. No Class B Shares were offered during the time period covered by this table.
(3) Represents the total of (i) amounts paid to the Administrator for administrative services provided to the respective Equity and Fixed Income
Funds (see "Management of Emerald Funds-Administration Agreements" above) and
(ii) payments made under the Distribution and Shareholder and Administrative Services Plans that have been adopted by the respective Funds (see discussion in the following paragraphs).

____________________


          The Distributor is currently entitled to payment by the Trust for distribution under the Combined Amended and Restated Distribution and Service Plan and the Shareholder Processing Plan for Retail Shares both of which became effective ________________. Under the Combined Amended and Restated Distribution and Service Plan the Trust pays the Distributor for distribution assistance and/or the provision of support services to one or more Service Organizations (which may include the distributor itself). These payments are based on the average daily value of the Trust's Retail Shares beneficially owned by persons ("Clients") for whom the Service Organization is the dealer of record or with whom the Service Organization has a servicing relationship.



          Previously, the Distributor was entitled to payment by the Trust for distribution under the Distribution Plans for Class A and Class B shares in addition to the sales charges then in effect as described above. These plans
were terminated on [       ], and replaced with the Combined Amended and
Restated Distribution and Service Plan described above. Under the Trust's Distribution Plans for Retail Shares, the Trust made payments for the provision of personal services by Service Organizations (which may include the Distributor itself) and/or the maintenance of Shareholder accounts. These payments are based on the average daily value of the Retail Shares and Class
B Shares beneficially owned by Clients for whom the Service Organization is the dealer of record or holder of record or with whom the Service Organization has a servicing relationship. Under the Trust's Distribution Plan for Class B Shares of the Equity and Fixed Income Funds, the Trust paid the Distributor for (a) services rendered with respect to Class B Shares similar to those services described above with respect to Retail Shares; (b) reimbursement for commissions and transaction fees for Class B Shares purchased by clients of the Distributor, Service Organizations and other broker-dealers; (c) additional expenses in rendering distribution services for Class B Shares, including but not limited to, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, expenses of organizing and conducting sales seminars, and other expenses involved in operating the Plan; and (d) to the extent determined by the Board of Trustees and not inconsistent with the published positions of the Securities and Exchange Commission, interest on amounts expended by the Distributor that are not initially repaid by the Trust at a rate and in an amount not exceeding the maximum rate and amount permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc.




            The shareholder liaison services provided by Service Organizations pursuant to the Combined Amended and Restated Distribution and Service Plan for Retail Shares include, but are not limited to: (i) answering Client inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Clients' investments; (ii) assisting Clients in designating and changing dividend options, account designations and addresses; and (iii) providing such other similar services as your Client may reasonably request.



          Payments made out of or charged against the assets of a particular class of Shares of a particular Fund must be in payment for expenses incurred on behalf of that class. (The Combined Amended and Restated Distribution and Service Plan permits, however, joint distribution financing by the Funds or other investment portfolios or companies that are affiliated persons of the Funds, affiliated persons of such a person, or affiliated persons of the Distributor, in accordance with applicable regulations of the Securities and Exchange Commission.)




          The Distribution Plans in effect from March 1, 1994 through _____________ for Retail Shares provided that the Distributor was entitled to receive distribution payments on a monthly basis at an annual rate not exceeding
 .25% of the average daily net assets during such month of the outstanding Shares to which a particular Plan relates. If in any month the Distributor expend or due more monies than could be immediately paid due to this percentage limitation, the unpaid amount was carried forward from month to month while a Distribution Plan is in effect until such time, if ever, when it could be paid in accordance with such percentage limitation. Conversely, if in any month the Distributor did not expend the entire amount then available under a Plan, and assuming that no unpaid amounts have been carried forward and remain unpaid, then the amount not expended would be a credit to be drawn upon by the Distributor to permit future payment. However, any unpaid amounts or credits due under a Distribution Plan could not be "carried forward" beyond the end of the fiscal year in which such amounts or credits due are accrued.




          The Distribution Plan in effect for Class B Shares for the period from March 1, 1994 through _____________ covered provided that the Distributor was entitled to receive distribution payments on a monthly basis at an annual rate not exceeding 1.00% of the average daily net assets during such month of the outstanding Shares to which such Plan relates. Not more than 0.25% of such net assets were to be used to compensate Service Organizations for personal services provided to Class B shareholders and/or the maintenance of such shareholders' accounts and not more than 0.75% of such net assets were to be used for promotional and other primary distribution activities.




            For fiscal year 1993 and for the period December 1, 1993 through February 28, 1994 a Combined Distribution and Shareholder Plan was in effect.
On March 1, 1994 this Plan was replaced by the Distribution Plans for Retail and Class B Shares and the Shareholder and the Administrative Services Plans for Retail and Class B Shares.




          For the fiscal years ended November 30, 1995, 1994 and 1993, pursuant to the respective distribution plans for Retail Shares, the Equity Fund was charged $49,877, $131,931 and $381,995, of which $0, $0 and $0,
$18,625, $0 and $0, and $18,625, $0 and $0 were paid to the Distributor, the Adviser and affiliates of the Adviser, respectively; the U.S. Government Securities Fund was charged $70,145, $174,243 and $296,219, of which $0, $0 and $0, $14,797, $0 and $0, and $0, $0 and $0 were paid to the Distributor, the Adviser and affiliates of the Adviser, respectively; and the

Florida Tax-Exempt Fund was charged $251,826, $389,107 and $411,499, of which $0, $0 and $0, $44,307, $0 and $0 and $0, $0 and $0 were paid to the
Distributor, the Adviser and affiliates of the Adviser, respectively. For the fiscal year ended November 30, 1995 and the period from commencement of operations (January 4, 1994 for the Small Capitalization Fund and April 11, 1994 for the Balanced, Short-Term Fixed Income and Managed Bond Funds) to November 30, 1994, the Small Capitalization Fund was charged $4,747 and $1,939 of which $0 and $0, $1,074 and $0, and $0 and $404 was paid to the Distributor, the Adviser and affiliates of the Adviser, respectively; the Balanced Fund was charged $1,836 and $489 of which $0 and $0, $521 and $0, and $0 and $96 was paid to the Distributor, the Adviser and affiliates of the Adviser, respectively; the Short-Term Fixed Income Fund was charged $681 and $177 of which $0 and $0, $152 and $0, and $0 and $15 was paid to the Distributor, the Adviser and Affiliates of the Adviser respectively; and the Managed Bond Fund was charged $2,539 and $550 of which $0 and $0, $976 and $0, and $0 and $128 was paid to the Distributor, the Adviser and affiliates of the Adviser, respectively.



          Of the aggregate amount so paid during such time periods to the Distributor, approximately $0, $0 and $0 were attributable to media advertisements and other promotional activities, $0, $0 and $0 were attributable to the delivery of prospectuses (to other than current shareholders) and other investor materials, $0, $0 and $0 were attributable to payments to broker-dealers and $0, $0 and $0 were attributable to telemarketing activities, respectively. For the fiscal years ended November 30, 1995, 1994 and 1993, the Distributor and various brokers of record waived $0, $61,965 and $323,780 for the Equity Fund; $0, $27,775 and $148,971,
respectively for the U.S. Government Securities Fund; and $0, $21,715 and $107,504, respectively, for the Florida Tax-Exempt Fund. For the fiscal year ended November 30, 1995 and the period from their respective commencement of operations through November 30, 1994, the Distributor and various brokers of record waived $0 and $0 respectively, for the Small Capitalization Fund; $0 and $0, respectively, for the Balanced Fund; $0 and $0, respectively, for the Short-Term Fixed Income Fund; and $0 and $0, respectively, for the Managed Bond Fund.



          For the fiscal years ended November 30, 1995, 1994 and 1993, pursuant to the respective distribution plans for Retail Shares then in effect, the Prime Fund was charged $1,523,956, $902,581 and $837,010, of which amount $154,828, $89,233 and $2,282, $6,626, $83,701 and $1,321 and
$2,710, $302,417 and $1,084 was earned by the Distributor, the Adviser, and affiliates of the Adviser, respectively; the Treasury Fund was charged $200,869, $142,700 and $89,259, of which amount $20,170, $14,261 and $9,425,
$0, $8,926 and $177 and $339, $18,613 and $931 was earned by the Distributor, the

Adviser and affiliates of the Adviser, respectively; and the Tax-Exempt Fund was charged $188,796, $198,481 and $195,143, of which amount $18,722, $19,269 and $1,795, $0, $19,514 and $3,205 and $1,247, $44,430 and $1,566 was earned by the Distributor, the Adviser and affiliates of the Adviser, respectively.




          Class B Shares were initially offered by the Equity, Small Capitalization, U.S. Government Securities and Florida Tax-Exempt Funds on March 1, 1994. Additionally, the Balanced, Short-Term Fixed Income and Managed Bond Funds commenced operations on April 11, 1994. For the fiscal year ended November 30, 1995 and the period from their respective dates of initial offering or commencement of operations through November 30, 1994, the Distributor received distribution payments under the Distribution Plan for Class B Shares, in the amounts of $16,820 and $8,264; $20,053 and $9,982; $16,107 and $5,072; $898 and $73; $13,340 and $7,819; $5,219 and $1,832; and
$76,047 and $30,051 from the Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds, respectively. Of the aggregate amount so paid to the Distributor during these time periods, [NONE] was attributable to media advertisements and other promotional activities, the delivery of prospectuses (to other than current shareholders) and other investor materials, payments to broker-dealers, or telemarketing activities. For the same time periods the Distributor and various broker dealers waived $0 and $3,982; $0 and $0; $0 and $0; $0 and $0; $0 and $1,308; $0 and $0; and $0 and $1,746
respectively, for the Equity, Small Capitalization, Balanced, Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds.




            Under this Plan the Administrator may receive payment of up to .25% of the average daily net asset value of Retail Shares for providing for shareholder processing services.




            The Shareholder and Administrative Services Plans were discontinued on _______________ and were replaced by the Shareholder Processing Plan for Retail Shares. The shareholder and administrative support services provided by the Administrator pursuant to these Plans were services designed particularly for retail investors. They included aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from a Fund and providing sub-accounting with respect to shares or the information necessary for sub-accounting; and providing periodic mailings to shareholders. For these services, the Administrator received payments in an amount not exceeding (on an annual basis) a specified percentage (.15% in the case of the Equity and Fixed Income Funds and .25% in the case of the Money Market Funds) of the average daily net asset value of the Shares to which a particular Shareholder and Administrative Services Plan related.

            For the fiscal year ending November 30, 1995 and the period March 1, 1994 (effective date of the initial Shareholder and Administrative Services Plans) through November 30, 1994, pursuant to the Shareholder and Administrative Service Plan For Retail Shares, the Equity Fund was charged $29,926 and
$25,053, of which $29,926 and $22,106 was paid the Administrator; the Small Capitalization Fund was charged $2,916 and $1,163, of which $2,916 and $1,138 was paid to the Administrator; the U.S. Government Securities Fund was charged $42,088 and $54,294, of which $42,088 and $46,973 was paid to the
Administrator; the Florida Tax Exempt Fund was charged $151,096 and $156,105 of which $151,896 and $136,763 was paid to the Administrator. For the fiscal year ended November 30, 1995 and the period April 11, 1994 (commencement of operations) through November 30, 1994 the Balanced Fund was charged $1064 and $294 of which $1,064 and $0 was paid to the Administrator; the Short-Term
Fixed Income Fund was charged $408 and $106 of which $408 and $0 was paid to the Administrator and the Managed Bond Fund was charged $2,021 and $330 of which $2,021 and $0 was paid to the Administrator, and the Prime, Treasury and Tax-Exempt Funds were charged $1,523,904 and $902,581; $200,689 and $142,700; and $188,796 and $198,481, respectively, of which $1,523,904 and
$89,233; $200,689 and $14,261; and $188,791 and $19,269, respectively, was paid to the Administrator.




            For the same fiscal year or period, pursuant to the Shareholder and Administrative Plan for Class B Shares, the Equity, Small Capitalization, U.S. Government Securities, Florida Tax-Exempt, Balanced, Short-Term Fixed Income and Managed Bond Funds were charged $2,523 and $1,272, $3,078 and $1,399; $1,996 and $848; $11,406 and $4,164; $2,453 and $768; $144 and $13; and $1,039 and
$277, respectively, of which $2,523 and $1,122; $3,078 and $1,370; $1,196 and
$734; $11,406 and $3,648; $2,453 and $0; $144 and $0; and $1,039 and $0,
respectively, was paid to the Administrator.




MATTERS PERTAINING TO PLANS FOR RETAIL SHARES, AND EMERALD SERVICE SHARES




          Payments for distribution expenses under the Combined Distribution and Services Plan are subject to Rule 12b -1 (the "Rule") under the Investment Company Act of 1940. Payments under the Combined Distribution and Service Plan and the Shareholder Processing Plan are also subject to the conditions of the Trust's Rule 18f-3 Plan in connection with the creation of multiple classes of shares in the Equity and Fixed Income Funds and the Money Market Funds (the "Rule 18f-3 Plan"). The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of [Trust] shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule (and the Rule 18f-3 Plan), the Plans provide that a report of the amounts expended under the respective Plans, and the purposes for which such expenditures were incurred, will be made to the

Board of Trustees for its review at least quarterly.  The Combined
Distribution and Service Plan provides that any type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the Trustees who are neither "interested persons" (as defined in the Investment Company Act of 1940) of Emerald Funds nor have any direct or indirect financial interest in the operation of the Plan being amended or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Disinterested Trustees").




          Emerald Funds' Board of Trustees has concluded that there is a reasonable likelihood that the Combined Distribution and Services Plan will benefit the Equity, Fixed Income and Money Market Funds and Retail Shareholders, respectively. The Plans are subject to annual re-approval by a majority of the Disinterested Trustees of the Plan and are terminable at any time with respect to any Fund by a vote of a majority of such Trustees or, with respect to the Combined Distribution and Service Plan, by vote of the holders of a majority of the applicable Shares of the Fund involved. Any agreement entered into pursuant to the Combined Distribution and Service Plan with a Service Organization is terminable with respect to any Fund without penalty at any time by vote of a majority of the Disinterested Trustees, by vote of the holders of a majority of the applicable Shares of such Fund, by the Distributor by the Service Organization. An agreement entered into pursuant to the Shareholder Processing Plan may be terminated with respect to any Fund without penalty, at any time, by vote of a majority of the Disinterested Trustees or by the Administrator. An agreement will also terminate automatically in the event of its assignment.




          Banks may act as Service Organizations and receive payments under the Combined Distribution and Service Plan and the Shareholder Processing Plan as described. The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization, changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of these occurrences.




          As long as the Combined Distribution and Service Plan and the Shareholder Processing Plan for the Retail Share classes are in effect, the nomination of the Trustees who are not interested persons of Emerald Funds (as defined in the Investment Company Act of 1940) must be committed to the non-interested Trustees.


          Emerald Funds understands that the Adviser and/or some Service Organizations or other institutions may charge their clients a direct fee for services in connection with their investments in the Funds. These fees would be in addition to any amounts which might be received under the Combined Plan. Small, inactive long-term accounts involving such additional charges may not be in the best interest of shareholders.


EMERALD SERVICE SHARES


          As stated in the Prospectuses for these shares, Emerald Service Shares are sold to institutional investors ("Service



Organizations") which enter into service agreements requiring them to provide support services to their Customers who beneficially own Emerald Service Shares in consideration of the Funds' payment of not more than .35% (on an annualized basis) of the average daily net asset value of the Emerald Service Shares beneficially owned by the Customers. For the fiscal years ended November 30, 1995, 1994 and 1993, payments to Service Organizations pursuant to the Shareholder Processing and Services Plan totalled $1,898,193, $1,678,991 and $1,332,955, respectively, with respect to Emerald Service Shares of the Treasury Fund, $2,814,354, $2,409,889 and $1,937,188, respectively, with respect to Emerald Service Shares of the Prime Fund, and $10,478, $9,468 and $1,420, respectively, with respect to Emerald Service Shares of the Tax-Exempt Fund. Of such amounts, the Funds' distributor, affiliates of the Funds' distributor and the Adviser and its affiliates earned $0, $0 and $0, $0, $0 and $0, and $1,898,193, $37 and $0, respectively, for the fiscal years ended November 30, 1995, 1994 and 1993 with respect to Emerald Service Shares of the Treasury Fund; $0, $0 and $0, $0, $177 and $0, and $2,814,354, $38 and
$0, respectively, for the fiscal years ended November 30, 1995, 1994 and 1993 with respect to Emerald Service Shares of the Prime Fund; and $0, $0 and $0, $0, $0 and $0, and $10,478, $37 and $0, respectively, for the fiscal years ended November 30, 1995, 1994 and 1993 with respect to Emerald Service Shares of the Tax-Exempt Fund.


CUSTODIAN AND TRANSFER AGENT

          Emerald Funds has appointed The Bank of New York, 90 Washington Street, New York, New York 10286 as custodian for the Funds.



            BISYS Fund Services, Inc., 3434 Stelzer Road, Columbus, Ohio 43219-3035 provides transfer agency and dividend disbursing services for the Emerald Funds.



                         INDEPENDENT ACCOUNTANTS/EXPERTS



          Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as independent accountants for Emerald Funds. The financial statements dated November 30, 1995 which are incorporated by reference into this Statement of Additional Information have been included in reliance on the report of Price Waterhouse LLP given on the authority of said firm as experts in auditing and accounting.


                                     COUNSEL

          Drinker Biddle & Reath, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, is counsel to Emerald Funds and will pass upon the legality of the shares offered by the Funds' Prospectuses.


               ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS



          From time to time, the yields and the total returns of the Funds may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information with respect to these Funds is generally
available by calling [             ]. In addition to the publications listed
in the Funds' Prospectuses, yields and total returns as reported in the following publications may be used to compare the performance of the Funds or any one of them to that of other mutual funds with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds: BOCA RATON NEWS, BRADENTON HERALD, CHARLOTTE SUN HERALD, COCOA TODAY, DAYTONA BEACH NEWS-JOURNAL, DELAND SUN NEWS, FORT LAUDERDALE NEWS AND SUN SENTINEL, FORT MYERS NEWS, FORT PIERCE NEWS TRIBUNE, GAINESVILLE SUN, JACKSONVILLE TIMES UNION, MIAMI HERALD, ORLANDO SENTINEL, PENSACOLA NEWS JOURNAL, SANFORD HERALD, SARASOTA HERALD-TRIBUNE, ST. PETERSBURG TIMES, STUART NEWS, TALLAHASSEE DEMOCRAT, TAMPA TRIBUNE, VERO BEACH PRESS JOURNAL, and WEST PALM BEACH POST TIMES.


          From time to time, the Funds may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.

          In addition, in such communication, the Adviser may offer opinions on current economic conditions.

PERFORMANCE CALCULATIONS FOR THE EQUITY AND FIXED INCOME FUNDS

          YIELD CALCULATIONS. The yields for the respective share classes of an Equity and Fixed Income Fund are calculated separately by dividing the net investment income per share (as described below) earned by a class during a 30-day (or one month) period by the maximum offering price per share, on the last day of the period and analyzing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period with respect to a particular class is based on the average daily number of shares outstanding in the class during the period entitled to receive dividends and includes dividends and interest earned during the period attributable to that class minus expenses accrued for the period attributable to the class, net of reimbursements. This calculation can be expressed as follows:


                            a-b
               Yield = 2 [(----- + 1)6 - 1]
                            cd

     Where:  a =    dividends and interest earned during the period.

             b =    expenses accrued for the period (net of reimbursements).

             c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d = maximum offering price per share on the last day of the period.

          For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

          Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

          With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security.

          Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter.

          The Florida Tax-Exempt Fund's "tax-equivalent" yield for a particular share class is computed by (a) dividing the portion of the Fund's yield for a particular class (calculated as above) that is exempt from federal income taxes by one minus a stated federal income tax rate; and (b) adding the quotient to that portion, if any, of such yield that is not exempt from federal income tax.




          Based on the foregoing calculations, the yields for Retail Shares, and Institutional Class Shares of the Short-Term Fixed Income, U.S. Government Securities, Managed Bond and Florida Tax-Exempt Funds (after fee waivers and expense reimbursements) for the 30 day period ended November 30, 1995 were as follows: 5.18%, 4.61% and 5.72%, respectively, for the Short-Term Fixed
Income Fund; 5.99%, 5.78% and 6.80%, respectively for the U.S. Government Securities Fund; 5.81%, 5.38% and 6.49%, respectively, for the Managed Bond Fund and 4.28%, 4.01% and 4.83%, respectively for the Florida Tax-Exempt
Fund.

          The yields for such share classes for the same period before fee waivers and expense reimbursements were (5.11)%, (29.46)% and (4.19)%, respectively for the Short-Term Fixed Income Fund; 5.99%, 4.22% and 6.80%, respectively, for the U.S. Government Securities Fund; 2.93%, (0.60)% and 6.07%, respectively, for the Managed Bond Fund and 4.28%, 3.52% and 4.83%, respectively for the Florida Tax-Exempt Fund.




          The Florida Tax-Exempt Fund's "tax-equivalent" yield for its Retail Shares, and Institutional Class Shares was 6.69%, 5.50% and 7.55%, respectively, after fee waivers and expense reimbursements, and 6.69%, 5.97% and 7.55%, respectively, before fee waivers and expense reimbursements, for the 30-day period ended November 30, 1995, based on a federal tax rate of 36%.


          TOTAL RETURN CALCULATIONS. The Equity and Fixed Income Funds compute their average annual total returns separately for their separate share classes by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                     ERV
                              T = [(-----) 1/n - 1]
                                      P

     Where:        T   = average annual total return.

                   ERV = ending redeemable value at the end of the period
                         covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                   P   = hypothetical initial payment of $1,000.

                   n   = period covered by the computation, expressed in terms
                         of years.

          The Equity and Fixed Income Funds compute their aggregate total returns separately for their separate share classes by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class. The formula for calculating aggregate total return is as follows:

                                                 ERV
                     aggregate total return = [(----- - 1)]
                                                  P

          The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.



          Based on the foregoing calculations, the average annual total returns for Class A Shares for the twelve months ended November 30, 1995 and the period from their respective commencement dates to November 30, 1995 were as follows: Equity Fund -- 28.77% and 10.28%, respectively; Small Capitalization Fund --26.19% and 9.00%, respectively; Balanced Fund -- 21.69% and 12,45%, respectively; U.S. Government Securities Fund -- 8.71% and 7.22%, respectively; Short-Term Fixed Income Fund -- 7.49% and 4.89%, respectively; Managed Bond Fund -- 13.14% and 7.59%, respectively; and the Florida Tax-Exempt Fund -- 12.79% and 7.39%, respectively. The aggregate total returns for Retail Shares of the Equity, Small Capitalization, Balanced, Short Term Fixed Income, Managed Bond Funds, U.S. Government Securities, and Florida Tax-Exempt, for the fiscal year ended November 30, 1995 were 34.82%, 32.19%, 27.45%, 10.25%, 18.47%, 13.85% and 18.17%, respectively.




           The average annual total returns for Institutional Class Shares for the period from their respective commencement of operations (January 4, 1994, for the Small Capitalization Fund) or initial offering dates (March 1, 1994 for the Equity, U.S. Government Securities and Florida Tax-Exempt Funds and April 11, 1994 for the Balanced, Short-Term Fixed Income and Managed Bond Funds) were 14.72%, 13.73%, 15.51%, 6.06%, 7.03%, 10.82% and 5.68%, respectively.
The aggregate total returns for these Funds for the same period were 35.21%, 32.30%, 27.99%, 14.10%, 10.80%, 18.36% and 18.55%, respectively.





YIELD CALCULATIONS FOR THE MONEY MARKET FUNDS

          The "yields" and "effective yields" of each Money Market Fund are calculated according to formulas prescribed by the Securities and Exchange Commission. The standardized seven-day yields for the respective share classes of each Money Market Fund are computed separately for each class by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, net of all fees, other than nonrecurring account or front-end sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yields for each Money Market Fund are computed by compounding a particular Fund's unannualized base period returns (calculated as above) by adding 1 to the base period returns, raising the sums to a power equal to 365 divided by 7, and subtracting 1 from the results. In addition, the Tax-Exempt Fund may quote a standardized "tax-equivalent yield" of each of its classes of shares, which is computed by: (a) dividing the portion of the Fund's yield (as calculated above) for such class that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the Fund's yield for such class of shares that is not exempt from federal income tax. The fees that may be imposed by institutional investors directly on their customers for cash management and other services are not reflected in Emerald Funds' calculations of yields for the Funds.



          For the seven-day period ended November 30, 1995, the annualized yields (after fee waivers) of Retail Shares in the Treasury Fund, Prime Fund and Tax-Exempt Fund were 4.91%, 5.05% and 2.98%, respectively, the effective yields (after fee waivers) of Retail Shares in such Funds were 4.91%, 5.04% and 2.94%, respectively, and the tax-equivalent yield (after fee waivers) of Retail Shares in the Tax-Exempt Fund was 4.59% (assuming a Federal income tax rate of 36%).


          From time to time, the Funds may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.

In addition, in such communications, the Adviser may offer opinions on current economic conditions.

                                  MISCELLANEOUS

          As used in this Statement of Additional Information and in the Prospectuses a "majority of the outstanding shares" of a Fund or class means the lesser of (1) 67% of the shares of the particular Fund or class represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or class are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or class.



          As of January 8, 1996, the Adviser and its affiliated banks owned of record substantially all of the outstanding shares of the Treasury Trust Fund and Prime Trust Fund on behalf of their customer accounts. [The Adviser and such affiliated banks were also the beneficial owners of the following percentages of shares that were outstanding on such date because the Adviser possessed voting or investment discretion with respect to such shares: Treasury Trust Fund (98.35%), Prime Trust Fund (98.82%), Treasury Fund (15.81%), Prime Fund (11.74%), Tax-Exempt Fund (88.47%), Equity Fund - Institutional Shares (99.80%), Small Capitalization Fund - Institutional Shares (99.90%), Balanced Fund - Institutional Shares (99.80%), Short-Term Fixed Income Fund - Institutional Shares (91.90%), U.S. Government Securities Fund - Institutional Shares (95.0%), Managed Bond Fund - Class A Shares (5.43%), Managed Bond Fund - Institutional Shares (99.40%) Florida Tax Exempt Fund - Class A Shares (0.10%), and Florida Tax-Exempt Fund - Institutional Shares (94.90%) As of January 8, 1996, the name, address and percentage of the outstanding shares held by other investors who may have owned of record or beneficially 5% or more of the outstanding shares of a particular Fund of the Trust were as follows: [Equity Fund - Class A Shares - National Financial Services Corporation, Attn: Sal Macca, 200 Liberty Street, One World Financial Center, New York, NY 10281 (54.67%); University of West Florida Foundation, 11000 University Parkway, Pensacola, FL 32514 (7.95%); Equity Fund - Class B Shares - National Financial Services Corporation/FMTC IRA FBO Jerry E. Handy, 839 Cape Haze Lane, Naples, FL 33942 (5.22%); Harvey R. Gelman, 2226 N.W. 60th Street, Boca Raton, FL 33496 (5.18%); Small Capitalization Fund - Class A Shares - John G. Grimsley, P.O. Box 4099, Jacksonville, FL 32201 (5.59%); National Financial Services Corporation/FMTC Custodian FBO Randall W. Hall IRA, 2954 Jeanette Cove, Oviedo, FL 32765 (11.00%); Small Capitalization Fund - Class B Shares - Spencer C. Whitehead & Janet A. Whitehead JTWROS, 225 East Maine Avenue, Longwood, FL 32750 (8.58%); Balanced Fund - Class A Shares - Turpin W. Barrett Jr. & Mary D. Barrett JTWROS, 2926 Forest Brook Drive East, Lakeland, FL 33811 (7.13%); Susan
A. Fairbank Trustee, Fairbank Revocable Trust, 85 N. Pizarro Point, Lecanto, FL 34461 (7.82%); Katie M. Loeding and Mary Ellen Ash and Claudia May Clark JTWROS, 1659 Calvin Circle, Kissinmee, FL 34746 (8.05%); Therese A. Gaudreau, 623 S.W. Palmetto Cove, Port St. Lucie, FL 34986 (5.38%); Short-Term Fixed Income Fund - Class A Shares - National Financial Services Company/FMTC Custodian FBO Simon Brennan IRA, 2858 S.E. Eagle Drive, Port St. Lucie, FL 34984 (24.24%); W. B. Marks, P.O. Box 963, Lecanto, FL 34460

(6.09%); Robert J. Haggstrom Trust U/A, 1222 Oakmont Drive, Niceville, FL 32578 (5.91%); Joan Marie Haggstrom Trust U/A, 1222 Oakmont Drive, Niceville, FL 32578 (6.96%); National Financial Services Corporation for the Exclusive Benefit of our Customers, Attn: Sal Macca, 200 Liberty Street, One World Financial Center, New York, NY 10281 (5.18%); Robert D. Blake & Frances S. Blake JTWROS, P.O. Box 772, Pensacola, FL 32501 (18.51%); Short-Term Fixed Income Fund - Class B Shares
- Ellie R. Lee and Woodrow W. Lee and Barbara Moseley & James W. Lee TEN COMM, 5929 Duchess Road, Pensacola, FL 32503 (17.15%); Josephine H. Johnson, 1700 North L Street, Apt. 102, Pensacola, FL 32501 (23.19%); Mel S. Swauger & Irene
B. Swauger JTWROS, 1570 Monica Joy Circle, Longwood, FL 32779 (58.38%); Short-Term Fixed Income Fund - Institutional Shares - Harris Trust & Savings Bank, Custodian CSR America Inc., P/S 401k Plan, Attn: Tony Kwilosz, 111 W. Monroe Floor 5 East, Chicago, IL 60603 (66.91%); U.S. Government Securities Fund -Class A Shares - National Financial Services Corporation for the Exclusive Benefit of our Customers, Attn: Sal Macca, 200 Liberty Street, One World Financial Center, New York, NY 10281 (55.93%); U. S. Government Securities Fund - Class B Shares - Raymond M. Jones & Janet J. Bell JTWROS, 7100 Ulmerton Road, Lot 125, Rancho Village, Largo, FL 34641 (10.14%); National Financial Services Corporation for the Exclusive Benefit of our Customers, Attn: Mr. Sal Macca, 200 Liberty Street, One World Financial Center, New York, NY 10281 (13.44%); Susan A. Fairbank Trustee, Fairbank Revocable Trust, 85 N. Pizarro Point, Lecanto, FL 34461 (11.90%); Anita J. Doyle, 7252 Windy Way, Brookville, FL 34601 (6.34%); National Financial Services Corporation for the Exclusive Benefit of our Customers, Attn:
Mr. Sal Macca, 200 Liberty Street, One World Financial Center, New York, NY 10281 (6.72%); Managed Bond Fund - Class B Shares - Torben Jensen & Bodil Jensen JTWROS, 6120 N. Misty Oak Terrace, Beverly Hills, FL 34465 (5.67%); Hazel L. Lickliter, 327 Dania Street, Lehigh Acres, FL 33936 (6.64%); Ruby B. Henson and Betty J. Carroll and David Carroll JTWROS, 768 N.E. Maranta Terrado, Jensen Beach, FL 34958 (13.47%); Charles O. Reid and Carolyn N. Reid JTWROS, 2454 Australia Way East, Unit 28, Clearwater, FL 34623 (5.34%); Ernest P. and Muriel
C. Wood, Trustees, Ernest P. and Muriel C. Wood Revocable Trust, 1675 Algonquin Drive, Clearwater, FL 34615 (8.75%); Florida Tax-Exempt Fund - Class A Shares - National Financial Services Corporation for the Exclusive Benefit of our Customers, Attn: Sal Macca, 200 Liberty Street, One World Financial Center, New York, NY 10281 (59.37%); Florida Tax-Exempt Fund - Class B Shares, David S. Miller, Trustee, The David S. Miller Trust, 4687 Oak Leaf Drive, Naples, FL 33999 (5.83%); Emerald Treasury Fund - Emerald Service Shares - Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222 (96.30%); Emerald Treasury Fund - Emerald Investor Shares - National Financial Service Corporation for the Exclusive Benefit of our Customers, Attn: Mike McLaughlin, 9 New York, 200 Liberty Street, New York, NY 10281 (99.74%); Emerald Prime Fund - Emerald Service Shares - Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222 (15.63%); Concord Financial Services, Inc.,

Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222 (84.10%); Emerald Prime Fund - Emerald Investor Shares - National Financial Service Corporation for the Exclusive Benefit of our Customers, Attn: Mike McLaughlin, 9 New York, 200 Liberty Street, New York, NY 10281 (98.92%); Emerald Tax-Exempt Fund - Emerald Service Shares - Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222 (22.53%); Concord Financial Services, Inc., Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222 (77.46%); Emerald Tax-Exempt Fund -Emerald Investor Shares - National Financial Service Corporation, Attn: Mike McLaughlin, 9 New York, 200 Liberty Street, New York, NY 10281 (95.12%). At such date, Hambrecht & Quist Group, Inc. owned 100% of the outstanding shares of the Tax-Exempt Trust Fund.



            The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.




            Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.




                               FINANCIAL STATEMENTS




            The audited financial statements and related report of Price Waterhouse LLP, independent auditors, contained in the annual report to shareholders for the fiscal year ended November 30, 1995 (the "Annual Report") are hereby incorporated herein by reference. Copies of the Annual Report may be obtained by writing to BISYS Fund Services, Inc. at _____________________ or by calling toll-free at ______________.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

          "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

          "B" - Issue has only a speculative capacity for timely payment.

          "C" - Issue has a doubtful capacity for payment.

          "D" - Issue is in payment default.


          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

          "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuer does not fall within any of the Prime rating categories.


          The three rating categories of Duff & Phelps for investment grade commercial paper are "Duff 1," "Duff 2" and "Duff 3." Duff & Phelps employs three designations, "Duff 1+," "Duff 1" and "Duff 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "Duff 1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "Duff 1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "Duff 1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "Duff 2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "Duff 3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "Duff 4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "Duff 5" - Issuer has failed to meet scheduled principal and/or interest payments.

          Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

          "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

          "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          "D" - Securities are in actual or imminent payment default.

          Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


          Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson
BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

          "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

          "A2" - Obligations are supported by a good capacity for timely repayment.

          "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

          "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

          "C" - Obligations for which there is a high risk of default or which are currently in default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

          "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          "CC" - Debt is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

          "C" - Debt is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          "CI" - This rating is reserved for income bonds on which no interest is being paid.

          "D" - Debt is in payment default and is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.


          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


          The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" -Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

          "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

          "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

          "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

          "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

          IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

          "AA" - This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Corporation for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

          D&P uses the ratings described under Corporate and Municipal Long-Term Debt Ratings for tax-exempt notes and other short-term obligations.

          Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

          As stated in the Prospectuses, certain of the Funds may enter into futures contracts and options in an effort to have fuller exposure to price movements in equity securities pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions and for other hedging purposes. Such transactions are described in this Appendix.

I.   INTEREST RATE FUTURES CONTRACTS.

          USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

          A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

          DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

          Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

          Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

          A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month United States Treasury bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

          EXAMPLES OF FUTURES CONTRACT SALE. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Capital Income Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Capital Income Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

          In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

          The adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

          If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an off-setting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

          EXAMPLES OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

          For example, assume that the market price of a long-term bond that the Capital Income Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to
103. In that case, the 5-point increase in the price that the Capital Income Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

          The adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

          If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.   INDEX FUTURES CONTRACTS.

          A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. A stock or bond index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks or bonds included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100 or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

          A Fund will sell index futures contracts in order to offset a decrease in market value of their respective portfolio securities that might otherwise result from a market decline. The Funds may do so either to hedge the value of its respective portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

          In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their respective portfolios will decline prior to the time of sale.

          The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                  ANTICIPATORY PURCHASE HEDGE:  Buy the Future
               Hedge Objective:  Protect Against Increasing Price

     Portfolio                          Futures
     ---------                          -------
                                        -Day Hedge is Placed-

Anticipate Buying $62,500               Buying 1 Index Futures
     Equity Portfolio                      at 125
                                          Value of Futures =
                                              $62,500/Contract

                                        -Day Hedge is Lifted-

Buy Equity Portfolio with               Sell 1 Index Futures at 130
     Actual Cost = $65,000                Value of Futures = $65,000/
Increase in Purchase Price =                Contract
     $2,500                               Gain on Futures = $2,500

                   HEDGING A STOCK PORTFOLIO:  Sell the Future
                   Hedge Objective:  Protect Against Declining
                                Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0

     Portfolio                          Futures
     ---------                          -------
                                        -Day Hedge is Placed-

Anticipate Selling $1,000,000           Sell 16 Index Futures at 125
     Equity Portfolio                     Value of Futures = $1,000,000

                                        -Day Hedge is Lifted-

Equity Portfolio-Own                    Buy 16 Index Futures at 120
     Stock with Value = $960,000          Value of Futures = $960,000
     Loss in Fund Value = $40,000       Gain on Futures = $40,000

          If, however, the market moved in the opposite direction, that is, market value decreased and a Fund had entered into an anticipatory purchase hedge, or market value increased and a Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                  ANTICIPATORY PURCHASE HEDGE:  Buy the Future
               Hedge Objective:  Protect Against Increasing Price

     Portfolio                          Futures
     ---------                          -------

                                        -Day Hedge is Placed-
Anticipate Buying $62,500               Buying 1 Index Futures at 125
     Equity Portfolio                     Value of Futures = $62,500/
                                             Contract

                                        -Day Hedge is Lifted-

Buy Equity Portfolio with               Sell 1 Index Futures at 120
     Actual Cost - $60,000                Value of Futures = $60,000/
Decrease in Purchase Price = $2,500            Contract
                                           Loss on Futures = $2,500

                   HEDGING A STOCK PORTFOLIO:  Sell the Future
                   Hedge Objective:  Protect Against Declining
                                Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0

     Portfolio                          Futures
     ---------                          -------

                                        -Day Hedge is Placed-

Anticipate Selling $1,000,000           Sell 16 Index Futures at 125
     Equity Portfolio                     Value of Futures = $1,000,000

                                        -Day Hedge is Lifted-

Equity Portfolio-Own                    Buy 16 Index Futures at 130
     Stock with Value = $1,040,000        Value of Futures = $1,040,000
     Gain in Fund Value = $40,000       Loss of Futures = $40,000


III.  FUTURES CONTRACTS ON FOREIGN CURRENCIES.

          A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Aggressive Growth Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.  MARGIN PAYMENTS.

          Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents (generally, short-term U.S. Government securities), the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.   RISKS OF TRANSACTIONS IN FUTURES CONTRACTS.

          There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

          Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

          In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents (e.g., short-term U.S. Government securities), equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby reduce the leverage effect resulting from the use of such futures.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

          Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

          Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

          Successful use of futures by a Fund is also subject to the adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.  OPTIONS ON FUTURES CONTRACTS.

          The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

VII.  OTHER HEDGING TRANSACTIONS

          A Fund is authorized to enter into hedging transactions in any other futures or options contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Funds' hedging strategies if, in the judgment of the adviser, transactions therein are necessary or advisable.

VIII.  ACCOUNTING AND TAX TREATMENT.

          Accounting for futures contracts and related options will be in accordance with generally accepted accounting principles.

          Generally, futures contracts and options on futures contracts held by a Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract or option ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts or options will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts or options. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle (if they have not been held for the long-term holding period) will be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts and related options, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts and options from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Fund is allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50 percent of any net gain may be treated as long-term and no more than 40 percent of any net loss may be treated as short-term.

          Certain foreign currency contracts entered into by a Fund may be subject to the marking-to-market process but gain or loss will be treated as 100% ordinary income or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

          Some investments of a Fund may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock);
(ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that such Funds may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

          Qualification as a regulated investment company under the Code requires that a Fund satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interests, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to a Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to a Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by a Fund in the same manner as by the partnership or trust.

          An additional requirement for qualification as a regulated investment company under the Code is the Short-Short test described above in "Additional Information Concerning Taxes." With respect to futures contracts and other financial instruments subject to the mark-to-market rules, the Internal Revenue Service (the "Service") has ruled in private letter rulings issued to other regulated investment companies that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the mark-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. Although private letter rulings are not binding on the Service, management believes the Service would take the same position on this issue with respect to the Funds. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of a Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                                 EMERALD FUNDS

                      Statement of Additional Information

             for Emerald Shares and Emerald Service Shares
                                    of the
                                * Prime Fund *
                                *Treasury Fund*
                               *Tax-Exempt Fund*




                                 April 1, 1996


                               TABLE OF CONTENTS


                                                                       Page
Statement of Additional Information                                       1
Emerald Funds                                                             3
Investment Objectives and Policies                                        3
Net Asset Value and Dividends                                            19
Additional Purchase and Redemption Information                           21
Description of Shares                                                    21
Additional Information Concerning Taxes                                  25
Management of Emerald Funds                                              30
Independent Accountants/Experts                                          40
Counsel                                                                  40
Additional Information on Yield                                          40
Miscellaneous                                                            42
Financial Statements                                                     45
Appendix                                                                A-1





          This Statement of Additional Information, which applies to the Emerald Share and Emerald Service Share Classes of Emerald Funds' Treasury Fund, Prime Fund and Tax-Exempt Fund, is meant to be read in conjunction with the Prospectus dated April 1, 1996 for such Shares, and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in Emerald Shares and Emerald Service Shares of the Treasury Fund, Prime Fund or Tax Exempt Fund should be made solely upon the information contained herein. Copies of the Prospectuses may be obtained by calling [______________]. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.


SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BARNETT BANK, OR ANY OTHER BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. EACH FUND SEEKS TO MAINTAIN A NET ASSET VALUE OF $1.00 PER SHARE,

ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE DIVIDENDS PAID BY A FUND WILL FLUCTUATE.

                                 EMERALD FUNDS


          Emerald Funds is a Massachusetts business trust which was organized on March 15, 1988 as an open-end investment company. This Statement of Additional Information pertains to the Emerald Share and Emerald Service Share Classes of three diversified portfolios of Emerald Funds -- the Treasury Fund, the Prime Fund and the Tax-Exempt Fund (such portfolios are sometimes called the "Funds"). Emerald Funds also offers other classes of shares in the aforementioned Funds and in other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For further information, contact the Distributor at the address or telephone number stated on the cover page of this Statement of Additional Information.


                      INVESTMENT OBJECTIVES AND POLICIES


          As stated in the Prospectuses for the respective Funds, the investment objective of both the Treasury Fund and the Prime Fund is to seek a high level of current income, and the investment objective of the Tax-Exempt Fund is to seek a high level of current income exempt from federal income taxes, in each case consistent with liquidity, the preservation of capital and a stable net asset value. The following policies supplement the Funds' respective investment objectives and policies as set forth in the Prospectuses for the Funds.

PORTFOLIO TRANSACTIONS

          Subject to the general supervision of the Board of Trustees, Barnett Banks Trust Company, N.A. (the "Adviser") makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Treasury Fund and Prime Fund. Rodney Square Management Corporation (the "Sub-Adviser"), a wholly-owned subsidiary of Wilmington Trust Company, has similar responsibilities for the Tax-Exempt Fund, subject to the general supervision of both the Board of Trustees and the Adviser. (The Sub-Adviser does not provide sub-advisory services for the Treasury and Prime Funds.)

          Securities purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (I.E., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. With respect to over-the-counter transactions, the Adviser for the Treasury and Prime Funds, and the Sub-Adviser for the Tax-Exempt Fund, will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere.

          The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser (or, with respect to the Tax-Exempt Fund, the Sub-Adviser) believes such practice to be in the Fund's interests.

          The Funds do not intend to seek profits from short-term trading. Because the Funds will invest only in short-term debt instruments, their annual portfolio turnover rates will be relatively high, but brokerage commissions are normally not paid on money market instruments, and portfolio turn-over is not expected to have a material effect on the net investment income of any Fund.

          In its Advisory Agreement the Adviser agrees with respect to the Treasury and Prime Funds, and in its Sub-Advisory Agreement the Sub-Adviser agrees with respect to the Tax-Exempt Fund, to seek to obtain the best overall terms available in executing portfolio transactions and selecting brokers or dealers. In assessing the best overall terms available for any transaction, the Adviser and Sub-Adviser shall consider factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the respective Agreements authorize the Adviser and Sub-Adviser to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser (or Sub-Adviser with respect to the Tax-Exempt Fund) determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser (or Sub-Adviser) to the Funds. Such brokerage and research services might consist of reports and statistics of specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

          Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser (and Sub-Adviser) and does not reduce the advisory fees payable to the Adviser by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

          Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, the Sub-Adviser, the Distributor or an affiliated person of any of them (as such term is defined in the Investment Company Act of 1940) acting as principal, except as permitted by the Securities and Exchange Commission. Further, while such allocation is not expected to occur frequently, the Adviser (and Sub-Adviser with respect to the Tax-Exempt Fund) is authorized to allocate purchase and sale orders for portfolio securities to broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions which are affiliated with the Adviser or the Sub-Adviser, to take into account the sale of Fund shares if the Adviser (or Sub-Adviser) believes that the quality of the execution of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor, the Adviser or Sub-Adviser, or an affiliated person of any of them, is a member, except as permitted by the Securities and Exchange Commission. In certain instances, current regulations of the Commission would impose volume, dollar and price restrictions on purchases by the Funds during the existence of such a group or prohibit such purchases altogether.

          Investment decisions for the Funds are made independently from those for other investment companies and accounts advised or managed by the Adviser and Sub-Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser (Sub-Adviser with respect to the Tax-Exempt Fund) believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser and Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

          Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Adviser (Sub-Adviser with respect to the Tax-Exempt Fund), pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the Securities and Exchange Commission. In addition, it is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A under the Securities Act of 1933 could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

ADDITIONAL INVESTMENT LIMITATIONS

          Each Fund is subject to the investment limitations enumerated in this sub-section which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" below).

          No Fund may:

         1. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

          2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the Investment Company Act of 1940.

          3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

          4. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts.

          5. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this Statement of Additional Information or in the Prospectus for a particular Fund are not deemed to be pledged for purposes of this limitation.

          6. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

          7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

          8. Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

          9. Purchase securities of companies for the purpose of exercising control.

          10. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if, immediately after such purchase, (a) with respect to the Treasury Fund and Tax-Exempt Fund, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or (b) with respect to the Prime Fund, more than 15% of its total assets would be invested in certificates of deposit or bankers' acceptances of any one bank, or more than 5% of the value of the Fund's total assets would be invested in other securities of any one bank or in the securities of any other issuer, or
(c) in the case of any Fund, more than 10% of the issuer's outstanding voting securities would be owned by the Fund or Emerald Funds; except that up to 25% of the value of a Fund's total assets may be invested without regard to the foregoing limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

    [Note: In accordance with the current regulations of the Securities and Exchange Commission, the Prime Fund intends to limit its investments in bankers' acceptances, certificates of deposit and other securities of any one bank to not more than 5% of the Fund's total assets at the time of purchase (rather than the 15% limitation set forth above), provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. This practice, which is not a fundamental policy of the Prime Fund, could be changed only in the event that such regulations of the Securities and Exchange Commission are amended in the future.]

           In addition, the Prime Fund and Tax-Exempt Fund may not:

          11. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (ii) instruments issued by domestic branches of U.S. banks and
(iii) repurchase agreements secured by the instruments described in clauses
(i) and (ii); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

[Note: In construing Section 11 in accordance with SEC policy, to the extent permitted, U.S. branches of foreign banks will be considered to be U.S. banks where they are subject to the same regulation as U.S. banks.

          In addition, as summarized in to Prospectus, the Tax-Exempt Fund must:

         12. Invest at least 80% of its net assets in securities the interest on which is exempt from federal income tax, except during defensive periods or during periods of unusual market conditions. For the purposes of this fundamental policy, municipal obligations that are treated as a specific tax preference item under the federal alternative minimum tax are considered taxable.

          Although the foregoing investment limitations would permit the Funds to invest in options, futures contracts and options on futures contracts, the Funds do not currently intend to trade in such instruments during the next 12 months. Prior to making any such investments, the Funds would notify their shareholders and add appropriate descriptions concerning the instruments to their Prospectuses and this Statement of Additional Information.

          In order to permit the sale of Shares of the Funds in the State of Texas, the Trust has agreed to the following additional restrictions with respect to the Funds:

              1. The Funds will not invest in oil, gas or other mineral leases nor will they invest in real estate limited partnerships.

          Should the Trust determine that the above commitment to the state of Texas or any other commitment made to permit the sale of a particular class of a Fund's shares in any state are no longer in the best interests of such class, the Trust will revoke the commitment by terminating sales of that class in the state involved.

TYPES OF OBLIGATIONS, INVESTMENT RISKS AND OTHER INVESTMENT INFORMATION

REVERSE REPURCHASE AGREEMENTS

          At the time a Fund enters into a reverse repurchase agreement (an agreement under which a Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase.

Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940. Each Fund intends to limit its borrowings (including reverse repurchase agreements), during the next 12 months to not more than 5% of its net assets.

VARIABLE AND FLOATING RATE INSTRUMENTS

          With respect to the variable and floating rate instruments that may be acquired by the Funds as described in the Prospectus for each Fund, the Adviser (Sub-Adviser with respect to the Tax-Exempt Fund) will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand.

          In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next regularly scheduled interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Instruments which are U.S. Government obligations and certain variable rate instruments having a nominal maturity of 397 days or less, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

          Variable and floating rate instruments may carry nominal maturities in excess of a Fund's maturity limitations if those instruments carry demand features that comply with conditions established by the Securities and Exchange Commission. In order to be purchased by a Fund, these instruments must permit a Fund to demand payment of the principal of the instrument at least once every 397 days upon not more than 30 days' notice.

REPURCHASE AGREEMENTS

          The repurchase price under repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by either the Funds' custodian or another independent third party acting as sub-custodian for the Fund involved in the transaction, or in the federal Reserve Treasury Book-Entry System. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940.

LENDING SECURITIES

          When the Treasury Fund or the Prime Fund lends its securities, it continues to receive interest on the securities loaned and may simultaneously earn interest on the investment of the cash loan collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. Portfolio loans will be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans may include cash or U.S. Government Securities or additionally, in the case of the Prime Fund, securities of U.S. Government agencies or instrumentalities or an irrevocable letter of credit issued by a bank that meets the credit standards of the Prime Fund. Collateral for the Treasury Fund is limited to cash and U.S. Government Securities. There maybe risks of delay in recovering additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

OTHER INVESTMENT COMPANIES

          In seeking to attain their investment objectives, the Funds may invest in securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by Emerald Funds as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations.

U.S. GOVERNMENT OBLIGATIONS

          Examples of the types of U.S. Government obligations that may be held by the Prime Fund include, in addition to U.S. Treasury bonds, notes and bills, the obligations of federal Home Loan Banks, federal Farm Credit Banks, federal Land Banks, the federal Housing Administration, Farmers Home Administration,

Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, federal Home Loan Mortgage Corporation, federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. U.S. Government obligations also include U.S. Government-backed trusts that hold obligations of foreign governments and are guaranteed or backed by the full faith and credit of the United States. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

ASSET-BACKED SECURITIES

          The Prime Fund may invest in securities backed by installment
contracts, credit card receivables and other assets.   Asset-backed securities
represent interests in pools of assets in which payment of both interest and principal on the securities are made monthly, thus in effect passing through (net of fees paid to the issuer or guarantor of the securities) the monthly payments made by the individual borrowers on the assets that underlie the asset-backed securities.

          Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

RATINGS AND ISSUER'S OBLIGATIONS

            The ratings of Nationally Recognized Statistical Rating Organizations ("NRSROs") represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

          The payment of principal and interest on most securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

MUNICIPAL OBLIGATIONS

          Assets of the Tax-Exempt Fund may be invested in debt instruments ("municipal obligations") issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions. The Prime Fund may also acquire municipal obligations, which may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other securities the Fund may purchase. municipal obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

          The two principal classifications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed.

          Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term "municipal obligations." Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Additionally, the principal and interest on these obligations may or may not be payable from the general revenues of the users of the facilities involved. The credit quality of such bonds is usually directly related to the credit standing of such corporate users. Private activity bonds have been or may be issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such bonds may also be issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities.

          As described in the Prospectus, the Prime and Tax-Exempt Funds may also invest in municipal leases, which may be considered liquid under guidelines established by Emerald Funds Board of Trustees. The guidelines will provide for determination of the liquidity and proper valuation of a municipal lease obligation based on factors including the following: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. Emerald, under the supervision of Emerald Funds' Board of Trustees, will also consider the continued marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the importance to the municipality of the property covered by the lease.

           Municipal obligations may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

          Municipal obligations may include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Tax-Exempt and Prime Funds may invest in bonds and other types of tax-exempt instruments provided they have remaining maturities that meet the Funds' maturity limitations.

          As described in the Prospectuses, the Tax-Exempt and the Prime Funds may purchase securities in the form of custodial receipts. These custodial receipts are known by a number of names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts."

          Certain municipal obligations may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer of the obligation is required to make payment to the bondholders upon proper notification. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The Tax-Exempt Fund may, from time to time, invest more than 25% of its total assets in municipal obligations covered by insurance policies.

          From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for the interest on municipal obligations. For example, pursuant to federal tax legislation passed in 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must take all tax-exempt interest into account in determining certain adjustments for federal alternative minimum tax purposes. Emerald Funds cannot, of course, predict what legislation, if any, may be proposed in the future as regards the income tax status of interest on municipal obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations for investment by the Tax-Exempt Fund and the liquidity and value of that Fund's portfolio. In such an event, Emerald Funds would reevaluate the investment objective and policies of the Tax-Exempt Fund and consider possible changes in its structure or possible dissolution.

FOREIGN MONEY MARKET INSTRUMENTS

          A Fund will invest in obligations of foreign banks and commercial paper issued by foreign issuers as described above only when the Adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks. Such risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such instruments, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits or the adoption of other foreign government restrictions which might affect adversely the payment of principal and interest of such instruments. In addition, foreign issuers, including foreign banks and foreign branches of U.S. banks, may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic issuers, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS

         The Funds may purchase securities on a when-issued basis and purchase or sell securities on a forward commitment basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place beyond the normal settlement date, permit a Fund to lock-in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction may be less favorable than the yield available in the market when the securities delivery takes place.

         When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund involved may be required subsequently to place additional assets in the separate account in order that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, that Fund's liquidity and ability to manage its portfolio might be affected in the event its forward commitments to purchase securities ever exceeded 25% of the value of its total assets. The respective forward purchase commitments of the Treasury Fund, Prime Fund and Tax-Exempt Fund are not expected to exceed 25% of the value of their respective total assets, absent unusual market conditions or periods of unusual purchase or redemption activity in shares of a Fund such as at calendar yearend or other times; furthermore, a forward commitment or commitment to purchase when- issued securities for any Fund is not expected to exceed 45 days.

          The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives, and the Funds will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund involved may realize a taxable capital gain or loss.

          When the Funds engage in when-issued and forward commitment transactions, they rely on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Fund involved in such transactions starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

STAND-BY COMMITMENTS

          The Tax-Exempt Fund may acquire stand-by commitments with respect to municipal obligations held in its portfolio.

The amount payable to a Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments may be sold, transferred or assigned by a Fund only with the instruments involved. Stand-by commitments may be sold, transferred or assigned by the Fund only with the instruments involved.

         The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tax-Exempt Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where the Fund has paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

         The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Sub-Adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Sub-Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

          The Tax-Exempt Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value.

PARTICIPATION INTERESTS AND TRUST RECEIPTS

         The Prime Fund may purchase participation interests and trust receipts as described in its Prospectus. Such participation interests and trust receipts may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less (as defined by the Securities and Exchange Commission). If a participation interest or trust receipt is unrated, the Adviser will have determined that the interest or receipt is of comparable quality to those instruments in which the Prime Fund may invest pursuant to guidelines approved by the Board of Trustees. For certain participation interests or trust receipts the Prime Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest or trust receipt in the securities involved, plus accrued interest.

GUARANTEED INVESTMENT CONTRACTS

          Generally, a GIC allows a purchaser to buy an annuity with the monies accumulated under the contract; however, the Prime Fund will not purchase any such annuities. GICs acquired by the Prime Fund are general obligations of the issuing insurance company and not separate accounts. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer. The Prime Fund will only purchase GICs from issuers which, at the time of purchase, are rated "A+" by A.M. Best Company, have assets of $1 billion or more and meet quality and credit standards established by the investment adviser pursuant to guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs are considered by the Prime Fund to be illiquid investments, and will be acquired by the Fund subject to its limitation on illiquid investments.


                         NET ASSET VALUE AND DIVIDENDS




          Net asset value per share of each class of shares in a particular Fund is calculated by adding the value of all portfolio securities and other assets belonging to the Fund that are attributable to a class, subtracting the Fund's liabilities attributable to the class, and dividing the result by the number of outstanding shares in the class. The net asset value per share for each Fund and for each class of shares within a Fund is calculated separately. Each Fund is charged with the direct expenses of that Fund, and with a share of the general expenses of Emerald Funds. Subject to the provisions of the Agreement and Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable expenses, and the allocable portion of any general assets, with respect to a particular Fund are conclusive. The expenses that are charged to a Fund are borne equally by each share of the Fund, except that payments to Service Organizations are borne solely by Emerald Service Shares as described in the Prospectuses for such Shares and payments under the Combined Amended and Restated Distribution and Service Plan and the Shareholder Processing Plan for Retail Shares are borne solely by Retail Shares. In addition, each class of Shares bears certain miscellaneous "class expenses" as described in the prospectuses.

          Emerald Funds uses the amortized cost method of valuation to value each Fund's portfolio securities, pursuant to which an instrument is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The market value of portfolio securities held by a Fund can be expected to vary inversely with changes in prevailing interest rates.

          Each Fund attempts to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share. In this regard, except for securities subject to repurchase agreements, no Fund will purchase a security deemed to have a remaining maturity of more than thirteen months within the meaning of the Investment Company Act of 1940 nor maintain a dollar-weighted average maturity which exceeds ninety days. The Board of Trustees has also established procedures that are intended to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Trustees deem appropriate, of the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

          Should Emerald Funds incur or anticipate any unusual significant expense or loss which might affect disproportionately the income of a Fund, the Board of Trustees would, at that time, consider whether to adhere to its present dividend policies with respect to the Funds, which are described in the Prospectuses for Emerald Shares and Emerald Service Shares, or to revise the policies in order to mitigate, to the extent possible, the disproportionate effect the expense or loss might have on the income of a Fund for a particular period.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          Shares in Emerald Funds are sold on a continuous basis by Emerald Asset Management, Inc. As described in the Prospectus for each Fund, Emerald Shares and Emerald Service Shares of the Treasury Fund, the Prime Fund and the Tax-Exempt Fund are sold to the Adviser, its affiliated and correspondent banks and other institutional investors (collectively "Institutions") acting on behalf of themselves and persons maintaining accounts at the Institutions.

          Under the Investment Company Act of 1940, Emerald Funds may suspend the right of redemption or postpone the date of payment for shares of the Funds during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission. (Emerald Funds may also suspend or postpone the recordation of the transfer of its shares upon an occurrence of any of the foregoing conditions.)

          In addition to the situations described in the Prospectus for each Fund under "Redemption of Shares," Emerald Funds may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds' Prospectuses from time to time.

          Shares of the Funds are not bank deposits, and are neither insured by, guaranteed by, obligations of, nor otherwise supported by the U.S. Government, any governmental agency, the Adviser, the Sub-Adviser (with respect to the Tax-Exempt Fund) or any other bank.


                             DESCRIPTION OF SHARES


          Emerald Funds is a Massachusetts business trust. Under Emerald Funds' Agreement and Declaration of Trust, the beneficial interest in Emerald Funds may be divided into an unlimited number of full and fractional transferable shares. The Agreement and Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of Emerald Funds into one or more additional classes by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of thirty three classes of shares. Nine of these classes (Emerald Shares, Emerald Service Shares and Retail Shares) represent interests in the Treasury Fund, the Prime Fund and the Tax-Exempt Fund, respectively. The remaining classes represent interests in other investment portfolios of Emerald Funds. The Trustees may similarly classify or reclassify any particular class of shares into one or more series. Each Emerald Share, Emerald Service Share and Retail Share in a Fund has a par value of $.001.




          Except as noted below with respect to the Combined Distribution and Services Plan and the Shareholder Processing (for Retail Shares) and the Shareholder Processing and Services Plan (for Emerald Service Shares), Emerald, Emerald Service and Retail Shares bear pro rata the same expenses and are entitled equally to a Fund's dividends and distributions. In the event of a liquidation or dissolution of Emerald Funds or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of Emerald Funds' respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder, except that each Fund's Emerald Service Shares shall be solely responsible for the Fund's payments to Service Organizations and each Fund's Retail Shares will be solely responsible for the Fund's payments under the Combined Distribution and Services Plan and the Shareholder Processing Plan that has been adopted for Retail Shares. In addition, each class of Shares will be responsible for certain miscellaneous "class expenses" as described in the Prospectuses.




          Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Emerald Service Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Shareholder Services Plan and only Retail Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Retail Plan. (See "Other Information Concerning Emerald Funds and Its Shares" in the Prospectuses.) Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Emerald Funds, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the Investment Company Act of 1940 provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Emerald Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of Emerald Funds voting together in the aggregate without regard to particular investment portfolios. Shares of Emerald Funds have noncumulative voting rights and, accordingly, the holders of more than 50% of Emerald Funds' outstanding shares (irrespective of Fund or class) may elect all Trustees.

         Shares have no preemptive rights and only such conversion and exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and nonassessable by Emerald Funds.

     There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. If such should occur, the Trustees then in office will call a shareholders meeting for the election of Trustees. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. The Agreement and Declaration of Trust provides that meetings of the shareholders of Emerald Funds shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

          Emerald Funds' Agreement and Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such Fund to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a Fund into money and, in connection therewith, to cause all outstanding shares of such Fund to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to one or more other funds if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any fund participating in such combination and, in connection therewith, to cause all outstanding shares of any such Fund to be redeemed or converted into shares of another fund at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the Investment Company Act of 1940. The Board of Trustees may authorize the termination of any Fund after the assets belonging to such Fund have been distributed to its shareholders.

EMERALD SERVICE SHARES


As stated in each Fund's Prospectus, Emerald Service Shares are sold to institutional investors ("Service Organizations") which enter into service agreements requiring them to provide support services to their customers who beneficially own Emerald Service Shares in consideration of the Funds' payment of not more than .35% (on an annualized basis) of the average daily net asset value of the Emerald Service Shares beneficially owned by the customers. For the fiscal years ended November 30, 1995, 1994 and 1993, payments to Service Organizations pursuant to the Shareholder Services Plan (defined below) totalled $1,898,193, $1,678,991 and $1,332,955, respectively, with respect to Emerald Service Shares of the Treasury Fund, $2,814,354, $2,409,889 and $1,937,188, respectively, with respect to Emerald Service Shares of the Prime Fund, and $10,478, $9,468 and $1,420, respectively, with respect to Emerald Service Shares of the Tax-Exempt Fund. Of such amounts, the Funds' distributor, affiliates of the Funds' distributor and the Adviser and its affiliates earned $0, $0 and $0, $0, $0, and $0, and $1,898,193, $37 and $0,
respectively, for the fiscal years ended November 30, 1995, 1994 and 1993 with respect to Emerald Service Shares of the Treasury Fund; $0, $0, and $0, $0, $177 and $0 and $2,814,354, $38 and $0, respectively, for the fiscal years ended November 30, 1995, 1994 and 1993 with respect to Emerald Service Shares of the Prime Fund; and $0, $0 and $0, $0, $0 and $0, and $10,478, $37 and $0, respectively, for the fiscal years ended November 30, 1995, 1994 and 1993 with respect to Emerald Service Shares of the TaxExempt Fund.



          Services provided by Service Organizations under their service agreements may include: (i) aggregating and processing purchase and redemption requests for Emerald Service Shares from customers and placing net purchase and redemption orders with the Distributor; (ii) providing customers with a service that invests the assets of their accounts in Emerald Service Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payments on behalf of customers; (iv) providing information periodically to customers showing their positions in Emerald Service Shares; (v) arranging for bank wires; (vi) providing subaccounting with respect to Emerald Service Shares beneficially owned by customers or the information necessary for subaccounting; (vii) if required by law, forwarding shareholder communications from Emerald Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (viii) forwarding to customers proxy statements and proxies containing any proposals regarding Emerald Funds' arrangements with Service Organizations; and (ix) providing such other similar services as Emerald Funds may reasonably request to the extent the Service Organizations are permitted to do so under applicable statutes, rules and regulations.

          Emerald Funds' agreements with Service Organizations are governed by a Plan (called a "Shareholder Services Plan"), which has been adopted by the Board of Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission in connection with the creation of Emerald Service Shares. Pursuant to the Plan, the Board of Trustees will review, at least quarterly, a written report of the amounts expended under Emerald Funds' agreements with Service Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Board of Trustees, including a majority of the trustees who are not "interested persons" of Emerald Funds as defined in the Investment Company Act of 1940 and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

          The Board of Trustees has approved the arrangements with Service Organizations based on information provided by Emerald Funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

                    ADDITIONAL INFORMATION CONCERNING TAXES

           The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses for Emerald Shares and Emerald Service Shares. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

TAX-EXEMPT FUND

          As described above and in its Prospectus, the Tax-Exempt Fund is designed to provide investors with current tax-exempt interest income. This Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax-Exempt Fund may not be suitable for tax-exempt institutions, or for retirement plans qualified under Section 401 of the Internal Revenue Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Tax-Exempt Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a nonexempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities or who occupies more than 5% of the usable area of such facilities, or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders. Each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends would be excludable from his or her gross income under Section 103(a) of the Internal Revenue
Code.

          The percentage of total dividends paid by the Tax-Exempt Fund with respect to any taxable year which qualify as federal exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends for such year. In order for the Fund to pay exempt-interest dividends for any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of the Fund's portfolio must consist of federal tax-exempt interest obligations. In addition, the Fund must distribute an amount that is at least equal to the sum of 90% of the aggregate net tax-exempt interest income and 90% of the investment company taxable income earned by the Fund for the taxable year. Not later than 60 days after the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year which constitutes an exempt-interest dividend. However, the aggregate amount of dividends so designated cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

          Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt Fund generally is not deductible for federal income tax purposes. If a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends earned with respect to the shares. The Treasury Department, however, is authorized to issue regulations that would reduce the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions for shareholders of an investment company that regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

          Income itself exempt from federal income taxation may be considered in addition to adjusted gross income when determining whether Social Security payments received by a shareholder are subject to federal income taxation.


ALL FUNDS

          Investment company taxable income earned by the Treasury Fund, the Prime Fund or the Tax-Exempt Fund will be distributed by each Fund to its shareholders and will be taxable to shareholders as ordinary income whether paid in cash or additional shares. In general, investment company taxable income will be a Fund's taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

          Similarly, while the Funds do not expect to realize long-term capital gains, any net realized long-term capital gains will be distributed at least
annually, after reduction for capital loss carryforwards, if any.   A Fund
generally will have no tax liability with respect to such gains and the distributions (whether paid in cash or additional shares) will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as a capital gains dividend in a written notice mailed by Emerald Funds to shareholders after the close of Emerald Funds' taxable year.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income with respect to each calendar year to avoid liability for this excise tax.

          Each Fund is treated as a separate entity for the purpose of determining the Fund's qualification as a "regulated investment company" under the Internal Revenue Code. Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all liability for federal income taxes, depending upon the extent of Emerald Funds' activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

          In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses.

          If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (including amounts derived from interest on municipal obligations) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction for corporations.

          A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the taxable dividends or gross sale proceeds paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

                          MANAGEMENT OF EMERALD FUNDS


TRUSTEES AND OFFICERS

The Trustees and officers of Emerald Funds, their addresses, principal occupations during the past five years and other affiliations are as follows:

                                                         Principal
                                Position with      Occupations During Past 5
Name and Address                Emerald Funds     Years and Other Affiliations
------------------------       ----------------   -----------------------------

Chesterfield H. Smith*            Chairman of     Senior Partner of the law
701 Brickell Avenue               the Board       firm of Holland and Knight;
Suite 3000                        of Trustees     Director, Greenwich Air
Miami, FL 33101                                   Services Inc. (an
                                                  aircraft airframe and
                                                  engine repair company);
                                                  Director, Citrus and
                                                  Chemical Bank; Director,
                                                  Citrus and Chemical
                                                  Bancorporation (bank holding
                                                  company of Citrus and
                                                  Chemical Bank).

Raynor E. Bowditch                Trustee         President, Bowditch
4811 Beach Blvd.                                  Insurance Corporation (a
Suite 105                                         general lines independent
Jacksonville, FL 33207                            agency); Director,
                                                  General Truck Equipment and
                                                  Trailer Sales; Director,
                                                  Greater Jacksonville Fair
                                                  Association.

Mary Doyle                       Trustee          Dean in Residence,
Association of American                           Association of American Law
 Law Schools                                      Schools, 1994 to date; Dean,
1201 Connecticut Ave. N.W.                        University of Miami School
Suite 800                                         of Law, 1986-1994.
Washington, DC 20036-2065




Albert D. Ernest                  Trustee         President, Albert Ernest
1560 Lancaster Terrace                            Enterprises (personal
Suite 1402                                        investments), 1991 to date;
Jacksonville, FL 32204                            President and Chief
                                                  Operating Officer, Barnett
                                                  Banks, Inc., 1988 to 1991;
                                                  Director, Barnett Banks,
                                                  Inc., 1982 to 1991;
                                                  Director, Florida Rock
                                                  Industries, Inc.; Director,
                                                  FRP Properties, Inc.;
                                                  Director, Regency Realty,
                                                  Inc.; Director, Stein Mart,
                                                  Inc.; and Director, Wickes
                                                  Lumber Company; Member,
                                                  Advisory Board, Coastal
                                                  Lumber Company; Member,
                                                  Advisory Board, Palmer
                                                  Cay/Caswell; and Member,
                                                  Advisory Board, Deland
                                                  Honda.

                                                         Principal
                                Position with      Occupations During Past 5
Name and Address                Emerald Funds     Years and Other Affiliations
------------------------       ----------------   -----------------------------

John G. Grimsley*                  Trustee and    Member of the law firm of
50 N. Laura St.                    President      Mahoney Adams & Criser,
Suite 3400                                        P.A. since 1966.
Jacksonville, FL 32201



William B. Blundin                 Executive      Vice Chairman of the
125 West 55th Street             Vice President   Administrator
New York, NY 10019                                and Distributor, July 1993
                                                  to date; Director and
                                                  President of Administrator
                                                  and Distributor, February
                                                  1987 to date.



Hugh Fanning                     Vice President   Employee of BISYS Fund
BISYS Fund Services                               Services, Inc.,
3435 Stelzer Road                                 August 1992 to present;
Columbus, OH 43219-3035                           Director of Marketing,
                                                  Ketchum Communications, July
                                                  1987 to August 1992




Martin R. Dean                     Treasurer      Employee of BISYS Fund
BISYS Fund Services                               Services, Inc., May 1994
3435 Stelzer Road                                 to present; Senior Manager
Columbus, OH 43219-3035                           at KPMG Peat Marwick
                                                  prior thereto.


Jeffrey A. Dalke                   Secretary      Partner, Drinker Biddle &
PNB Building                                      Reath.
1345 Chestnut Street
Philadelphia, PA 19107



George Martinez                   Assistant       Senior Vice President and
BISYS Fund Services               Secretary       Director of Legal and
3435 Stelzer Road                                 Compliance Services, BISYS
Columbus, OH 43218-3035                           Fund Services, Inc., March
                                                  1995 to present; Vice
                                                  President and Associate
                                                  General Counsel, Alliance
                                                  Capital Management, June
                                                  1989 to March 1995.



Robert Tuch                       Assistant       Employee of BISYS Fund
BISYS Fund Services               Secretary       Services, June 1991 to
3435 Stelzer Road                                 present; Vice President and
Columbus, OH 43219-3035                           Associate General Counsel
                                                  with National Securities
                                                  Research Corp., July 1990 to
                                                  June 1991.

                                                         Principal
                                Position with      Occupations During Past 5
Name and Address                Emerald Funds     Years and Other Affiliations
------------------------       ----------------   -----------------------------


Alaina Metz                       Assistant       Chief Administrator,
BISYS Fund Services               Secretary       Administrative and
3435 Stelzer Road                                 Regulatory Services, BISYS
Columbus, OH 43219-3035                           Fund Services, Inc.,
                                                  June 1995 to present;
                                                  Supervisor, Mutual Fund
                                                  Legal Department, Alliance
                                                  Capital Management, May 1989
                                                  to June 1995.

-----------------
* These Trustees may be deemed to be "interested persons" of Emerald Funds as defined in the Investment Company Act of 1940.

                             ----------------------

          Each Trustee receives an annual fee of $14,000 plus $1,500 for each meeting attended and reimbursement of expenses incurred as a Trustee. Additionally, the Chairman and President of the Board of Trustees each receive an additional annual fee of $3,500 for service in such capacities.
Furthermore, each Trustee who serves on a special committee appointed by the Board or the Chairman receives additional compensation in the amount of $1,000 per day for each meeting attended or $1,000 for each assignment to a special project plus reimbursement of expenses. Remuneration for services rendered during Emerald Funds' most recent fiscal year ended November 30, 1995, and distributed to all Trustees and officers as a group was $_______. Drinker Biddle & Reath, of which Mr. Dalke is a partner, receives legal fees as counsel to Emerald Funds. As of January 10, 1996, the Trustees and officers of Emerald Funds, as a group, owned less than 1% of the outstanding shares of each Fund and each of the other investment portfolios of the Trust.


          The following chart provides certain information about the fees received by the Emerald Funds' trustees for their services as members of the Board of Trustees and Committees thereof.

                                                                     TOTAL
                                                                 COMPENSATION
                                       PENSION OR                    FROM
                          AGGREGATE    RETIREMENT    ESTIMATED      EMERALD
                        COMPENSATION    BENEFITS      ANNUAL         FUNDS
                            FROM       ACCRUED AS    BENEFITS       AND FUND
                           EMERALD    PART OF FUND      UPON     COMPLEX* PAID
NAME OF PERSON POSITION     FUNDS       EXPENSES     RETIREMENT   TO DIRECTORS
-------------------------------------------------------------------------------
Chesterfield H. Smith     $20,750      N/A           N/A           $20,750
Chairman of the Board
of Trustees

John G. Grimsley          $26,000      N/A           N/A           $26,000
President and Trustee

Raynor E. Bowditch        $19,000      N/A           N/A           $19,000
Trustee

Mary Doyle                $20,500      N/A           N/A           $20,500
Trustee

Albert D. Ernest**        $13,500      N/A           N/A           $13,500
Trustee

----------------------

*    The "Fund Complex" consists solely of Emerald Funds.


**   Mr. Ernest was appointed to the Board of Trustees on May 4, 1995.


SHAREHOLDER AND TRUSTEE LIABILITY

          Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Emerald Funds' Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of Emerald Funds for the acts or obligations of Emerald Funds, and that every note, bond, contract, order or other undertaking made by Emerald Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Agreement and Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Agreement and Declaration of Trust also provides that Emerald Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Emerald Funds, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Emerald Funds itself would be unable to meet its obligations.

          The Agreement and Declaration of Trust further provides that all persons having any claim against the Trustees or Emerald Funds shall look solely to the trust property for payment; that no Trustee of Emerald Funds shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of Emerald Funds; and that no Trustee be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as Trustee. With the exception stated, the Agreement and Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a Trustee, and that the Trustees will indemnify representatives and employees of Emerald Funds to the same extent that Trustees are entitled to indemnification.

ADVISORY AND SUB-ADVISORY SERVICES

          As stated, Barnett Banks Trust Company, N.A. (the "Adviser") serves as investment adviser to each Fund. In addition, Rodney Square Management Corporation (the "Sub-Adviser"), a wholly-owned subsidiary of Wilmington Trust Company ("WTC"), serves as sub-investment adviser to the Tax-Exempt Fund. In rendering its sub-advisory services, the Sub-Adviser may occasionally consult, on an informal basis, with personnel from the investment departments of WTC; however, WTC will take no part in determining the investment policies of the Tax-Exempt Fund or in deciding which securities are to be purchased or sold by such Fund.

         In their Investment Advisory and Sub-Advisory Agreements, the
Adviser and Sub-Adviser have agreed to pay all expenses incurred by them in connection with their advisory and sub-advisory services other than the cost of securities and other investments, including brokerage commissions and other transaction costs, if any, purchased or sold for each Fund. For the services provided and expenses assumed pursuant to the advisory agreements, Emerald Funds has agreed to pay the Adviser fees, computed daily and paid monthly, at the annual rate of .25% of the average net assets of each Fund. Under the terms of the agreements, the fees payable to the Adviser are not subject to reduction as the value of each Fund's net assets increases; however, the Adviser has informed Emerald Funds of its intention to reduce the annual rate of its advisory fees with respect to the Treasury Fund and the Prime Fund to the following rates: .25% of the first $600 million of each Fund's net assets;
 .23% of
each Fund's net assets over $600 million but not exceeding $1 billion; .21% of the next $1 billion of each Fund's net assets; and .19% of each Fund's net assets over $2 billion. The Adviser has also agreed to pay the Sub-Adviser for the Tax-Exempt Fund a sub-advisory fee at the rate of .15% of that Fund's average net assets. The sub-advisory fee paid by the Adviser to the Sub-Adviser is borne entirely by the Adviser and has no effect on the advisory fee payable by the Tax-Exempt Fund.



          The Adviser and Sub-Adviser have made certain additional voluntary and contractual undertakings to waive their fees. See "Management of Emerald Funds - Distribution and Administration Services" below for further information regarding the waiver of fees and reimbursement of expenses by the Adviser and Sub-Adviser with respect to the Funds. For the fiscal years ended November 30, 1995, 1994 and 1993, the Adviser received (net of waivers) advisory fees totalling $1,914,250, $2,231,677 and $2,207,189, respectively, for the Treasury Fund; $3,677,324, $3,243,600 and $4,752,234, respectively, for the Prime Fund; and $506,689, $222,183 and $150,753, respectively, for the Tax-Exempt Fund. In fiscal years ended November 30, 1995, 1994 and 1993 the entire advisory fee received by the Adviser with respect to the Tax-Exempt Fund was paid to the Sub-Adviser. In addition, the Adviser waived an additional $202,676, $186,758 and $131,253 in advisory fees with respect to the Tax-Exempt Fund for the same fiscal years, respectively. For the fiscal year ended November 30, 1995 the Adviser waived fees totaling $358,950 and $134,960 for the Prime and Treasury Fund's respectively. For the fiscal years ended November 1994 and 1993, the Adviser did not waive any advisory fees for the Treasury Fund or the Prime Fund. For the fiscal years ended November 30, 1995, 1994 and 1993, the Sub-Adviser waived sub-advisory fees totalling $53,487, $55,868 and $57,955 with respect to the Tax-Exempt Fund.


          Under the Investment Advisory and Sub-Advisory Agreements for the Funds, the Adviser and Sub-Adviser are not liable for any error of judgment or mistake of law or for any loss suffered by Emerald Funds in connection with the performance of such agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from their reckless disregard of their duties and obligations under the agreements.

          The federal Glass-Steagall Act, among other things, prohibits banks from engaging to any extent in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

          The Adviser believes, with respect to its activities as required by the Investment Advisory and Sub-Advisory Agreements and as contemplated by the Prospectuses and this Statement of Additional Information, and the Sub-Adviser believes, with respect to its activities as required by the Sub-Advisory Agreement and as contemplated by the Prospectuses and this Statement of Additional Information, that, if the question were properly presented, a court should hold that the Adviser or Sub-Adviser, as the case may be, may each perform such activities without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether banks may perform services comparable to those performed by the Adviser and Sub-Adviser and that future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent the Adviser and Sub-Adviser from continuing to perform such services for the Funds. If the Adviser or Sub-Adviser were prohibited from continuing to perform advisory and sub-advisory services for the Funds, it is expected that the Board of Trustees would recommend that the Funds enter into a new agreement or would consider the possible termination of the Funds. Any new advisory or sub-advisory agreement would be subject to shareholder approval.

          On the other hand, as described herein, Emerald Funds are currently distributed by Emerald Asset Management, Inc., and

BISYS Fund Services, LP ("BISYS, LP") provides the Funds with administrative services. If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Funds expect that the Adviser would consider the possibility of offering to perform some or all of the services now provided by BISYS, LP and Emerald Asset Management, Inc. From time to time, legislation modifying such restrictions has been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. The Funds therefore expect that if this or similar legislation were enacted, the Adviser's parent bank holding company would consider the possibility of one of its non-bank subsidiaries offering to perform additional services now provided by BISYS, LP and Emerald Asset Management, Inc. In this regard it may be noted that the Adviser has entered into an agreement with BISYS, LP whereunder the Adviser (or an affiliate) may acquire Emerald Asset Management, Inc. under specified conditions. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the Adviser or such a non-bank affiliate might offer to provide services for consideration by the Board of Trustees.


DISTRIBUTION AND ADMINISTRATION AGREEMENTS

          Emerald Funds has entered into a distribution agreement with Emerald Asset Management, Inc. (the "Distributor") under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor pays the cost of printing and distributing prospectuses to persons who are not holders of the Funds' Emerald Shares and Emerald Service Shares (excluding preparation and printing expenses necessary for the continued registration of such shares) and of printing and distributing all sales literature. No compensation is payable by the Funds' Emerald Shares or Emerald Service Shares to the Distributor for its distribution services.



          BISYS LP (the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as administrator to each Fund. In the administration agreements, the Administrator has agreed, to provide administrative services as described in the Prospectuses for the respective Funds. The Administrator has also agreed to pay all expenses incurred by it in connection with its activities under its agreement except as described in this Statement of Additional Information and the Prospectus.

          For its services with respect to the Treasury Fund and the Prime Fund, Emerald Funds has agreed to pay the Administrator fees, computed daily and paid monthly, at the effective annual rate of .0775% of the first $5 billion of the aggregate net assets of all of the Emerald Funds, .07% of the next $2.5 billion, .065% of the next $2.5 billion and .05% of all assets exceeding $10 billion. In the event the aggregate average daily net assets for all Funds falls below $3 billion, the fee will be increased to .08% of the aggregate average daily net assets. From time to time the Administrator may waive its fees or reimburse the Fund for expenses, either voluntarily or as required by certain state securities laws.



          Emerald Funds has been advised that, until further notice, the Adviser and the Administrator have voluntarily agreed to waive their respective advisory and administrative fees with respect to the Emerald Shares and Emerald Service Shares of the Prime Fund and Treasury Fund as described in the Funds' Prospectuses under "Fund Management - Expenses" to the extent that either Fund's annualized ratio of ordinary operating expenses (excluding payments to Service Organizations) to average net assets, calculated daily, exceeds .40%. Emerald Funds has also been advised that, until further notice, the Adviser has voluntarily agreed to waive all advisory fees with respect to the Tax-Exempt Fund in excess of the sub-advisory fees payable by it to the Sub-Adviser and that the Sub-Adviser and the Administrator have voluntarily agreed to waive their sub-advisory and administrative fees with respect to the Emerald Shares and Emerald Service Shares of the Tax-Exempt Fund to the extent that the Fund's annualized ratio of ordinary operating expenses (excluding payments to Service Organizations) to average net assets, calculated daily, exceeds .40%. For the fiscal years ended November 30, 1995, 1994 and 1993, the Administrator received (net of waivers) administrative fees totalling $706,100, $885,278 and $876,466, respectively, for the Treasury Fund; $1,418,076, $1,273,698 and $1,820,903, respectively, for the Prime Fund; and
$304,013, $211,853 and $280,138, respectively, for the Tax-Exempt Fund.   For
the fiscal year ended November 30, 1995 the Administrator waived fees in the amount of $33,145, $11,028 and $0, respectively, for the Prime, Treasury and Tax-Exempt Funds, respectively. The Administrator did not waive any administrative fees for the Prime or Treasury Funds,however, the Administrator waived, $53,487, $55,868 and $57,955, respectively, for the Tax-Exempt Fund.


          In addition, if the total expenses borne by either the Prime Fund or the Treasury Fund in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, Emerald Funds may deduct from the payments to be made with respect to such Fund to the Adviser and the

Administrator, respectively, or the Adviser and the Administrator will bear, the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them for such year. If the total expenses borne by the Tax-Exempt Fund in any fiscal year exceed applicable state expense limitations, the Adviser and Sub-Adviser have agreed to make reimbursements, to the extent required by law, for half of such excess expenses, and the Administrator has agreed to bear the other half, provided that the SubAdviser's obligation with respect to such reimbursement is limited to the amount of its sub-advisory fees. Such amounts, if any, will be estimated and accrued daily and paid on a monthly basis. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Funds limits aggregate annual expenses with respect to each Fund, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2-1/2% of the first $30 million of its average net assets, 2% of the next $70 million, and 1-1/2% of its remaining average net assets.

          The administration agreements provide that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by Emerald Funds in connection with the performance of the administration agreements, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its obligations and duties thereunder.

CUSTODIAN AND TRANSFER AGENT

          Emerald Funds has appointed The Bank of New York, 90 Washington Street, New York, New York 10286 as custodian for the Funds. The Bank of New York also provides the Funds with certain accounting, bookkeeping, pricing, dividend and distribution calculation services with respect to the Funds pursuant to a fund accounting agreement with the Administrator.


          BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, provides transfer agency and dividend disbursing services for the Funds.


OPERATING EXPENSES

          Operating expenses borne by the Funds include taxes; interest; fees and expenses of Trustees and officers who are not also officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, Sub-Adviser, Administrator or any of their affiliates; Securities and Exchange Commission fees; state securities registration and qualification fees; advisory fees; administration fees; charges of the custodian and of the transfer and dividend disbursing agent;

certain insurance premiums; outside auditing and legal expenses; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay any brokerage fees, commissions and other transaction charges (if any) incurred in connection with the purchase and sale of its portfolio securities.

                        INDEPENDENT ACCOUNTANTS/EXPERTS


          Price Waterhouse LLP, independent accountants, 1177 Avenue of the Americas, New York, New York 10036 serve as independent accountants for Emerald Funds. The financial statements dated November 30, 1995, which are incorporated by reference into this Statement of Additional Information have been so incorporated in reliance on the report of Price Waterhouse LLP given on the authority of said firm as experts in auditing and accounting.


                                    COUNSEL

          Drinker Biddle & Reath, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, are counsel to Emerald Funds and will pass upon the legality of the shares offered by the Funds' Prospectuses.

                        ADDITIONAL INFORMATION ON YIELD

          The "yields" and "effective yields" of each Fund are calculated according to formulas prescribed by the Securities and Exchange Commission. The standardized seven-day yields for the respective share classes of each Fund are computed separately for each class by determining the net change, exclusive of capital changes, in the value of a hypothetical pre- existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, net of all fees, other than nonrecurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yields for each Fund are computed by compounding a particular Fund's unannualized base period returns (calculated as above) by adding 1 to the base period returns, raising the sums to a power equal to 365 divided by 7, and subtracting 1 from the results. In addition, the Tax-Exempt Fund may quote a standardized "tax-equivalent yield" of each of its classes of shares, which is computed by: (a) dividing the portion of the Fund's yield (as calculated above) for such class that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the Fund's yield for such class of shares that is not exempt from federal income tax. The fees which may be imposed by institutional investors directly on their customers for cash management services are not reflected in Emerald Funds' calculations of yields for the Funds.



          The current yields for each of the Funds may be obtained by calling the Distributor at [______________]. For the seven-day period ended November 30, 1995, the annualized yields (after fee waivers) of Emerald Shares in the Treasury Fund, Prime Fund and Tax-Exempt Fund were 5.40%, 5.57% and 3.48%, respectively, the effective yields (after fee waivers) of such Shares were 5.41%, 5.56% and 3.44%, respectively, and the tax-equivalent yield (after fee waivers) of Emerald Shares in the Tax-Exempt Fund was 5.37% (assuming a federal income tax rate of 36%). For this same seven-day period, the annualized yields (after fee waivers) of Emerald Service Shares in the Treasury Fund, Prime Fund and Tax-Exempt Fund were 5.05%, 5.23% and 3.13%, respectively, the effective yields (after fee waivers) of such Shares were 5.06%, 5.23% and 3.09%, respectively, and the tax-equivalent yield (after fee waivers) of Emerald Service Shares in the Tax-Exempt Fund was 4.78% (assuming a federal income tax rate of 36%). For this same seven-day period, the annualized yields (after fee waivers) of Investor Shares in the Treasury Fund, Prime Fund and Tax-Exempt Fund were 4.91%, 5.05% and 2.98%, respectively, the effective yields (after fee waivers) of Investor Shares in such Funds were 4.91%, 5.04% and 2.94%, respectively, and the tax-equivalent yield (after fee waivers) of Investor Shares in the Tax-Exempt Fund was 4.59% (assuming a federal income tax rate of 36%). During this seven-day period, fee waivers amounted to 0.30%, 0.08% and 0.34% of the average daily net assets of the Treasury Fund, Prime Fund and TaxExempt Fund, respectively.


          From time to time, the Funds may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.

          In addition, in such communications, the Adviser may offer opinions on current economic conditions.


                                 MISCELLANEOUS

          As used in this Statement of Additional Information and in the Prospectuses a "majority of the outstanding shares" of a Fund or class means the lesser of (1) 67% of the shares of the particular Fund or class represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or class are present in person or by proxy, or
(2) more than 50% of the outstanding shares of such Fund or class.



          As of January 8, 1996, the Adviser and its affiliated banks owned of record substantially all of the outstanding shares of the Treasury Trust Fund and Prime Trust Fund on behalf of their customer accounts. The Adviser and such affiliated banks were also the beneficial owners of certain percentages of the Treasury Trust Fund (98.35%), Prime Trust Fund (98.82%), Treasury Fund (15.81%), Prime Fund (11.74%), Tax-Exempt Fund (88.47%), Equity Fund - Institutional Shares (99.80%), Small Capitalization Fund - Institutional Shares (99.90%), Balanced Fund -Institutional Shares (99.80%), Short-Term Fixed Income Fund Institutional Shares (91.90%), U.S. Government Securities Fund -Institutional Shares (95.00%), Managed Bond Fund - Class A Shares (5.43%), Managed Bond Fund - Institutional Shares (99.40%) Florida Tax Exempt Fund - Class A Shares (0.10%), and Florida Tax Exempt Fund - Class B Shares (2.20%) and Florida Tax-Exempt Fund - Institutional Shares (94.90%) that were outstanding on such date because the Adviser possessed voting or investment discretion with respect to such shares. As of January 8, 1996, the name, address and percentage of the outstanding shares held by those entities who may have owned of record or beneficially 5% or more of the outstanding shares of a particular Fund of the Trust (other than as stated above) were as follows: Equity Fund - Class A Shares - National Financial Services Corporation, Attn: Sal Macca, 200 Liberty Street, One World Financial Center, New York, NY 10281 (54.67%); University of West Florida Foundation, 11000 University Parkway, Pensacola, FL 32514 (7.95%); Equity Fund - Class B Shares
- National Financial Services Corporation/FMTC IRA FBO Jerry E. Handy, 839 Cape Haze Lane, Naples, FL 33942 (5.22%); Harvey R. Gelman, 2226 N.W. 60th

Street, Boca Raton, FL 33496 (5.18%); Small Capitalization Fund -Class A Shares - John G. Grimsley, P.O. Box 4099, Jacksonville, FL 32201 (5.59%); National Financial Services Corporation/FMTC Custodian FBO Randall W. Hall IRA, 2954 Jeanette Cove, Oviedo, FL 32765 (11.00%); Small Capitalization Fund
- Class B Shares -Spencer C. Whitehead & Janet A. Whitehead JTWROS, 225 East Maine Avenue, Longwood, FL 32750 (8.58%); Balanced Fund - Class A Shares - Turpin W. Barrett Jr. & Mary D. Barrett JTWROS, 2926 Forest Brook Drive East, Lakeland, FL 33811 (7.13%); Susan A. Fairbank Trustee, Fairbank Revocable Trust, 85 N. Pizarro Point, Lecanto, FL 34461 (7.82%); Katie M. Loeding and Mary Ellen Ash and Claudia May Clark JTWROS, 1659 Calvin Circle, Kissinmee, FL 34746 (8.05%); Therese A. Gaudreau, 623 S.W. Palmetto Cove, Port St. Lucie, FL 34986 (5.38%); Short-Term Fixed Income Fund - Class A Shares - National Financial Services Company/FMTC Custodian FBO Simon Brennan IRA, 2858 S.E. Eagle Drive, Port St. Lucie, FL 34984 (24.24%); W. B. Marks, P.O. Box 963, Lecanto, FL 34460 (6.09%); Robert J. Haggstrom Trust U/A, 1222 Oakmont Drive, Niceville, FL 32578 (5.91%); Joan Marie Haggstrom Trust U/A, 1222 Oakmont Drive, Niceville, FL 32578 (6.96%); National Financial Services Corporation for the Exclusive Benefit of our Customers, Attn: Sal Macca, 200 Liberty Street, One World Financial Center, New York, NY 10281 (5.18%); Robert D. Blake & Frances S. Blake JTWROS, P.O. Box 772, Pensacola, FL 32501 (18.51%); Short-Term Fixed Income Fund - Class B Shares - Ellie R. Lee and Woodrow W. Lee and Barbara Moseley & James W. Lee TEN COMM, 5929 Duchess Road, Pensacola, FL 32503 (17.15%); Josephine H. Johnson, 1700 North L Street, Apt. 102, Pensacola, FL 32501 (23.19%); Mel S. Swauger & Irene B. Swauger JTWROS, 1570 Monica Joy Circle, Longwood, FL 32779 (58.38%); Short-Term Fixed Income Fund - Institutional Shares - Harris Trust & Savings Bank, Custodian CSR America Inc., P/S 401k Plan, Attn: Tony Kwilosz, 111 W. Monroe Floor 5 East, Chicago, IL 60603 (66.91%); U.S. Government Securities Fund Class A Shares - National Financial Services Corporation for the Exclusive Benefit of our Customers,
Attn: Sal Macca, 200 Liberty Street, One World Financial Center, New York, NY 10281 (55.93%); U. S. Government Securities Fund - Class B Shares - Raymond M. Jones & Janet J. Bell JTWROS, 7100 Ulmerton Road, Lot 125, Rancho Village, Largo, FL 34641 (10.14%); National Financial Services Corporation for the Exclusive Benefit of our Customers, Attn: Mr. Sal Macca, 200 Liberty Street, One World Financial Center, New York, NY 10281 (13.44%); Susan A. Fairbank Trustee, Fairbank Revocable Trust, 85 N. Pizarro Point, Lecanto, FL 34461 (11.90%); Anita J. Doyle, 7252 Windy Way, Brookville, FL 34601 (6.34%); National Financial Services Corporation for the Exclusive Benefit of our Customers, Attn: Mr. Sal Macca, 200 Liberty Street, One World Financial Center, New York, NY 10281 (6.72%); Managed Bond Fund - Class B Shares - Torben Jensen & Bodil Jensen JTWROS, 6120 N. Misty Oak Terrace, Beverly Hills, FL 34465 (5.67%); Hazel L. Lickliter, 327 Dania Street, Lehigh Acres, FL 33936 (6.64%); Ruby B. Henson and Betty J. Carroll and

David Carroll JTWROS, 768 N.E. Maranta Terrado, Jensen Beach, FL 34958 (13.47%); Charles O. Reid and Carolyn N. Reid JTWROS, 2454 Australia Way East, Unit 28, Clearwater, FL 34623 (5.34%); Ernest P. and Muriel C. Wood, Trustees, Ernest P. and Muriel C. Wood Revocable Trust, 1675 Algonquin Drive, Clearwater, FL 34615 (8.75%); Florida Tax-Exempt Fund - Class A Shares - National Financial Services Corporation for the Exclusive Benefit of our Customers, Attn: Sal Macca, 200 Liberty Street, One World Financial Center, New York, NY 10281 (59.37%); Florida Tax-Exempt Fund - Class B Shares, David
S. Miller, Trustee, The David S. Miller Trust, 4687 Oak Leaf Drive, Naples, FL 33999 (5.83%); Emerald Treasury Fund Emerald Service Shares - Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222 (96.30%); Emerald Treasury Fund
- Emerald Investor Shares -National Financial Service Corporation for the Exclusive Benefit of our Customers, Attn: Mike McLaughlin, 9 New York, 200 Liberty Street, New York, NY 10281 (99.74%); Emerald Prime Fund - Emerald Service Shares - Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222 (15.63%); Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222 (84.10%); Emerald Prime Fund -Emerald Investor Shares - National Financial Service Corporation for the Exclusive Benefit of our Customers, Attn: Mike McLaughlin, 9 New York, 200 Liberty Street, New York, NY 10281 (98.92%); Emerald Tax-Exempt Fund - Emerald Service Shares -Concord Financial Services, Inc., Attn:
Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222 (22.53%); Concord Financial Services, Inc., Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222 (77.46%); Emerald Tax-Exempt Fund - Emerald Investor Shares - National Financial Service Corporation, Attn: Mike McLaughlin, 9 New York, 200 Liberty Street, New York, NY 10281 (95.12%). At such date, Hambrecht & Quist Group, Inc., owned 100% of the outstanding shares of the Tax-Exempt Trust Fund.



           The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.




           Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.



                             FINANCIAL STATEMENTS




           The audited financial statements and related report of Price Waterhouse LLP, independent auditors, contained in the annual report to shareholders for the fiscal year ended November 30, 1995 (the "Annual Report") are hereby incorporated herein by reference. Copies of the Annual Report may be obtained by writing to BISYS Fund Services, Inc. _________________ or by calling TOLL-FREE AT _______________.

                                  APPENDIX A


COMMERCIAL PAPER RATINGS

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

         "A-2" - Issue's capacity for timely payment is satisfactory.
However, the relative degree of safety is not as high as for issues designated "A-1."

          "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

          "B" - Issue has only a speculative capacity for timely payment.

          "C" - Issue has a doubtful capacity for payment.

          "D" - Issue is in payment default.


          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

          "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuer does not fall within any of the Prime rating categories.


          The three rating categories of Duff & Phelps for investment grade commercial paper are "Duff 1," "Duff 2" and "Duff 3." Duff & Phelps employs three designations, "Duff 1+," "Duff 1" and "Duff 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "Duff 1+" - Debt possesses highest certainty of timely payment. Short- term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "Duff 1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

"Duff 1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "Duff 2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

"Duff 3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "Duff 4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "Duff 5" - Issuer has failed to meet scheduled principal and/or interest payments.


          Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

          "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

          "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          "D" - Securities are in actual or imminent payment default.

          Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


          Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation indicates that the debt is regarded as non- investment grade and therefore speculative.


          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

          "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

          "A2" - Obligations are supported by a good capacity for timely repayment.

          "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

         "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

          "C" - Obligations for which there is a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

          "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          "CC" - Debt is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

          "C" - Debt is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          "CI" - This rating is reserved for income bonds on which no interest is being paid.

          "D" - Debt is in payment default and is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


    The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.


          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


          The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F1+."

          "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" -Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

          "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

          "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

          "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

          "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

          IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

          "AA" - This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Corporation for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

          D&P uses the ratings described under Corporate and Municipal Long Term Debt Ratings for tax-exempt notes and other short-term obligations.

          Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                 EMERALD FUNDS

                      Statement of Additional Information
                                    for the
                             *Treasury Trust Fund*
                               *Prime Trust Fund*




                                April 1, 1996


                               TABLE OF CONTENTS



                                                                     Page
Statement of Additional Information                                    1
Emerald Funds                                                          2
Investment Objectives and Policies                                     2
Net Asset Value and Dividends                                         16
Additional Purchase and Redemption Information                        17
Description of Shares                                                 18
Additional Information Concerning Taxes                               20
Management of Emerald Funds                                           22
Independent Accountants                                               32
Counsel                                                               32
Additional Information on Yield                                       33
Miscellaneous                                                         34
Financial Statements                                                  37
Appendix                                                             A-1



          This Statement of Additional Information is meant to be read in
conjunction with Emerald Funds' Prospectus dated April 1,   1996 for the
Treasury Trust Fund and Prime Trust Fund, and is incorporated by reference in its entirety into that Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Treasury Trust Fund or Prime Trust Fund should be made solely upon the information contained herein. Copies of the Prospectus may be obtained by calling [_______________]. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.




          SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BARNETT BANK OR ANY OTHER BANK AND ARE NOT ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. EACH FUND SEEKS TO MAINTAIN A NET ASSET VALUE OF $1.00 PER SHARE, ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE DIVIDENDS PAID BY A FUND WILL FLUCTUATE.

                                 EMERALD FUNDS


          Emerald Funds is a Massachusetts business trust which was organized on March 15, 1988 as an open-end investment company. This Statement of Additional Information pertains to two diversified portfolios of the Emerald Funds -- the Treasury Trust Fund and the Prime Trust Fund (such portfolios are sometimes called the "Funds"). Emerald Funds also offers other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other portfolios contact the Distributor at the address or telephone number stated on the cover page of this Statement of Additional Information.


                       INVESTMENT OBJECTIVES AND POLICIES


          As stated in the Prospectus, the investment objective of both the Treasury Trust Fund and the Prime Trust Fund is to seek a high level of current income, in each case consistent with liquidity, the preservation of capital and a stable net asset value. The following policies supplement the Funds' respective investment objectives and policies as set forth in the Prospectus.

PORTFOLIO TRANSACTIONS

          Subject to the general supervision of the Board of Trustees and the Adviser, the Sub-Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund.


          Securities purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (i.e, without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.
With respect to over-the-counter transactions, the Sub-Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere.


          The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Sub-Adviser, in its sole discretion, believes such practice to be in the Funds' interests.

          The Funds do not intend to seek profits from short-term trading. Because the Funds will invest only in short-term debt instruments, their annual portfolio turnover rates will be relatively high, but brokerage commissions are normally not paid on money market instruments, and portfolio turn-over is not expected to have a material effect on the net investment income of any Fund.

          In its Sub-Advisory Agreement with respect to the Funds, the Sub-Adviser agrees that it will seek to obtain the best overall terms available in executing portfolio transactions and selecting brokers or dealers. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Sub-Advisory Agreement authorizes the Sub-Adviser to cause any of the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Adviser to the Funds. Such brokerage and research services might consist of reports and statistics of specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

          Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Sub-Adviser and does not reduce the sub-advisory fees payable to it by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

          Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, the Sub-Adviser, the Distributor or an affiliated person of any of them (as such term is defined in the Investment Company Act of 1940) acting as principal, except as permitted by the Securities and Exchange Commission. Further, while such allocation is not expected to occur frequently, the Sub-Adviser is authorized to allocate purchase and sale orders for portfolio securities to broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions which are affiliated with the Adviser or the Sub-Adviser, to take into account the sale of Fund shares if the Sub-Adviser believes that the quality of the execution of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Adviser, the Sub-Adviser or the Distributor, or an affiliated person of any of them, is a member, except as permitted by the Securities and Exchange Commission. In certain instances, current regulations of the Commission would impose volume, dollar and price restrictions on purchases by the Funds during the existence of such a group or prohibit such purchases altogether.

          Investment decisions for the Funds are made independently from those for other investment companies and accounts advised or managed by the Adviser and the Sub-Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Sub-Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

          Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees, or the Sub-Adviser pursuant to guidelines established by the Board and the Adviser, will promptly consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the Securities and Exchange

Commission. In addition, it is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A under the Securities Act of 1933 could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

ADDITIONAL INVESTMENT LIMITATIONS

          Each Fund is subject to the investment limitations enumerated in this sub-section which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" below).

          No Fund may:

          1. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

          2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the Investment Company Act of 1940.

          3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

          4. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts.

          5. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

          6. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

          7. Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

          8. Purchase securities of companies for the purpose of exercising control.

          9. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if, immediately after such purchase, more than 15% of its total assets would be invested in certificates of deposit or bankers' acceptances of any one bank, or more than 5% of the value of the Fund's total assets would be invested in other securities of any one bank or in the securities of any other issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or Emerald Funds; except that up to 25% of the value of a Fund's total assets may be invested without regard to the foregoing limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

          [Note: In accordance with the current regulations of the Securities and Exchange Commission, the Prime Trust Fund intends to limit its investments in bankers' acceptances, certificates of deposit and other securities of any one bank to not more than 5% of the Fund's total assets at the time of purchase (rather than the 15% limitation set forth above), provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. This practice, which is not a fundamental policy of the Fund, could be changed only in the event that such regulations of the Securities and Exchange Commission are amended in the future.]

          10.  In addition, as summarized in the Prospectus no Fund may:

          Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guarantee by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (ii) instruments issued by domestic branches of U.S. banks and (iii) repurchase agreements secured by the instruments described in clauses (i) and (ii); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

[Note: In construing Section 11 in accordance with SEC policy, to the extent permitted, U.S. branches of foreign banks will be considered to be U.S. banks where they are subject to the same regulation as U.S. banks.

          11. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of the total assets at the time of such borrowing or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this Statement of Additional Information or in the Prospectus are not deemed to be pledged for purposes of this limitation.

          Although the foregoing investment limitations would permit the Funds to invest in options, futures contracts and options on futures contracts, the Funds do not currently intend to trade in such instruments during the next 12 months. Prior to making any such investments, the Funds would notify their shareholders and add appropriate descriptions concerning the instruments to the Prospectus and this Statement of Additional Information.

TYPES OF OBLIGATIONS, INVESTMENT RISKS AND OTHER INVESTMENT INFORMATION

REVERSE REPURCHASE AGREEMENTS

          At the time a Fund enters into a reverse repurchase agreement (an agreement under which a Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets, such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940. Each Fund intends to limit its borrowings (including reverse repurchase agreements), during the next 12 months to not more than 5% of its net assets.

VARIABLE AND FLOATING RATE INSTRUMENTS

          With respect to the variable and floating rate instruments that may be acquired by the Funds as described in the Prospectus, the Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of those instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand.

          In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next regularly scheduled interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Instruments which are U.S. Government obligations and certain variable rate instruments having a nominal maturity of 397 days or less, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

          Variable and floating rate instruments may carry nominal maturities in excess of a Fund's maturity limitations if such instruments carry demand features that comply with conditions established by the Securities and Exchange Commission. In order to be purchased by a Fund, these instruments must permit a Fund to demand payment of the principal of the instrument at least once every 397 days upon not more than 30 days' notice.

REPURCHASE AGREEMENTS

          The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by either the Funds' custodian or another independent third party acting as sub-custodian for the Fund involved in the transaction, or in the federal Reserve Treasury Book-Entry System. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940.

LENDING SECURITIES

          When the Treasury Trust Fund or the Prime Trust Fund lends its securities, it continues to receive interest on the securities loaned and may simultaneously earn interest on the investment of the cash loan collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. Portfolio loans will be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans may include cash or U.S. Government Securities or additionally, in the case of the Prime Trust Fund, securities of U.S. Government agencies or instrumentalities or an irrevocable letter of credit issued by a bank that meets the credit standards of the Prime Trust Fund. Collateral for the Treasury Trust Fund is limited to cash and U.S. Government securities. There may be risks of delay in recovering additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

OTHER INVESTMENT COMPANIES

          In seeking to attain their investment objectives, the Funds may invest in securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by Emerald Funds as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations.

U.S. GOVERNMENT OBLIGATIONS

          Examples of the types of U.S. Government obligations that may be held by the Prime Trust Fund include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration,

Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. U.S. Government obligations also include U.S. Government-backed trusts that hold obligations of foreign governments and are guaranteed or backed by the full faith and credit of the United States. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

ASSET-BACKED SECURITIES

          The Prime Trust Fund may invest in securities backed by installment
contracts, credit card receivables and other assets.   Asset-backed securities
represent interests in pools of assets in which payment of both interest and principal on the securities are made monthly, thus in effect passing through (net of fees paid to the issuer or guarantor of the securities) the monthly payments made by the individual borrowers on the assets that underlie the asset-backed securities.

          Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

MUNICIPAL OBLIGATIONS

          Assets of the Prime Trust Fund may be invested in debt instruments ("municipal obligations") issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions. These investments may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis, is comparable to that of other securities the Fund may purchase. Municipal obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

          The two principal classifications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed.

          Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term "Municipal Obligations". Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Additionally, the principal and interest on these obligations may or may not be payable from the general revenues of the users of the facilities involved. The credit quality of such bonds is usually directly related to the credit standing of such corporate users. Private activity bonds have been or may be issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such bonds may also be issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities.

          Municipal obligations may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

          As described in the Prospectus, the Prime Trust Fund may also invest in municipal leases, which may be considered liquid under guidelines established by Emerald Funds' Board of Trustees. The guidelines will provide for determination of the liquidity and proper valuation of a municipal lease obligation based on factors including the following: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. Emerald, under the supervision of Emerald Funds' Board of Trustees, will also consider the continued marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the importance to the municipality of the property covered by the lease.

          Municipal obligations may include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Prime Trust Fund may invest in bonds and other types of tax-exempt instruments provided they have remaining maturities that meet the Fund's maturity limitations.

          As described in the Prospectus, the Prime Trust Fund may purchase securities in the form of custodial receipts. These custodial receipts are known by a number of names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts."

          Certain municipal obligations may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer of the obligation is required to make payment to the bondholders upon proper notification. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

          FOREIGN MONEY MARKET INSTRUMENTS. A Fund will invest in obligations of foreign banks and commercial paper issued by foreign issuers as described above only when the Adviser deems the instrument to present minimal credit risk. Such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks. Such risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such instruments, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits or the adoption of other foreign government restrictions which might affect adversely the payment of principal and interest of such instruments. In addition, foreign issuers, including foreign banks and foreign branches of U.S. banks, may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic issuers, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS

          The Funds may purchase securities on a when-issued basis and purchase or sell securities on a forward commitment basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place beyond the normal settlement date, permit a Fund to lock-in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction may be less favorable than the yield available in the market when the securities delivery takes place.

          When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund involved may be required subsequently to place additional assets in the separate account in order that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, that Fund's liquidity and ability to manage its portfolio might be affected in the event its forward commitments to purchase securities ever exceeded 25% of the value of its total assets. The respective forward purchase commitments of the Treasury Trust Fund and Prime Trust Fund are not expected to exceed 25% of the value of their respective total assets, absent unusual market conditions or periods of unusual purchase or redemption activity in shares of a Fund such as at calendar year-end or other times; furthermore, a forward commitment or commitment to purchase when-issued securities for any Fund is not expected to exceed 45 days.

          The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives, and the Funds will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund involved may realize a taxable capital gain or loss.

          When the Funds engage in when-issued and forward commitment transactions, they rely on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Fund involved in such transactions starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

          FOREIGN MONEY MARKET INSTRUMENTS. A Fund will invest in obligations of foreign banks and commercial paper issued by foreign issuers as described above only when the Adviser deems the instrument to present minimal credit risk. Such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks. Such risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such instruments, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits or the adoption of other foreign government restrictions which might affect adversely the payment of principal and interest of such instruments. In addition, foreign issuers, including foreign banks and foreign branches of U.S. banks, may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic issuers, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

PARTICIPATION INTERESTS AND TRUST RECEIPTS

          The Prime Trust Fund may purchase participation interests and trust receipts as described in its Prospectus. Such participation interests and trust receipts may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less (as defined by the Securities and Exchange Commission). If a participation interest or trust receipt is unrated, the Adviser will have determined that the interest or receipt is of comparable quality to those instruments in which the Prime Trust Fund may invest pursuant to guidelines approved by the Board of Trustees. For certain participation interests or trust receipts the Prime Trust Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest or trust receipt in the securities involved, plus accrued interest.

GUARANTEED INVESTMENT CONTRACTS

          Generally, a GIC allows a purchaser to buy an annuity with the monies accumulated under the contract; however, the Prime Trust Fund will not purchase any such annuities. GICs acquired by the Prime Trust Fund are general obligations of the issuing insurance company and not separate accounts. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer. The Prime Trust Fund will only purchase GICs from issuers which, at the time of purchase, are rated "A+" by A.M. Best Company, have assets of $1 billion or more and meet quality and credit standards established by the investment adviser pursuant to guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs are considered by the Prime Trust Fund to be illiquid investments, and will be acquired by the Fund subject to its limitation on illiquid investments.

RATINGS AND ISSUER'S OBLIGATIONS

          The ratings of Nationally Recognized Statistical Rating Organizations ("NRSROs") represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

          The payment of principal and interest on most securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.


                         NET ASSET VALUE AND DIVIDENDS


          Net asset value per share of each Fund is calculated by adding the value of all portfolio securities and other assets belonging to the particular Fund, subtracting the Fund's liabilities of the Fund, and dividing the result by the number of outstanding shares of that Fund. The net asset value per share for each Fund is calculated separately. Each Fund is charged with the direct expenses of that Fund, and with a share of the general expenses of Emerald Funds. Subject to the provisions of the Agreement and Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable expenses, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.

          Emerald Funds uses the amortized cost method of valuation to value each Fund's portfolio securities, pursuant to which an instrument is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The market value of portfolio securities held by a Fund can be expected to vary inversely with changes in prevailing interest rates.

          Each Fund attempts to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share. In this regard, except for securities subject to repurchase agreements, no Fund will purchase a security deemed to have a remaining maturity of more than thirteen months within the meaning of the Investment Company Act of 1940 nor maintain a dollar-weighted average maturity which exceeds ninety days. The Board of Trustees has also established procedures that are intended to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Trustees deem appropriate, of the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

          Should Emerald Funds incur or anticipate any unusual significant expense or loss which might affect disproportionately the income of a Fund, the Board of Trustees would, at that time, consider whether to adhere to its present dividend policies with respect to the Funds, which are described in the Prospectus, or to revise the policies in order to mitigate, to the extent possible, the disproportionate effect the expense or loss might have on the income of a Fund for a particular period.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


          Shares in Emerald Funds are sold on a continuous basis by Emerald Asset Management, Inc. As described in the

Prospectus, shares of the Treasury Trust Fund and the Prime Trust Fund are presently sold only to Barnett Banks Trust Company, N.A. ("Barnett") and its affiliated banks (collectively, "Banks") acting in a fiduciary capacity on behalf of persons maintaining accounts at the Banks, as well as certain accounts maintained at other institutions for which Barnett provides advisory or other fiduciary services.

          Under the Investment Company Act of 1940, Emerald Funds may suspend the right of redemption or postpone the date of payment for shares of the Funds during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission. (Emerald Funds may also suspend or postpone the recordation of the transfer of its shares upon an occurrence of any of the foregoing conditions.)

          In addition to the situations described in the Prospectus under "Redemption of Shares," Emerald Funds may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

          Shares of the Funds are not bank deposits, and are neither insured by, guaranteed by, obligations of, nor otherwise supported by the U.S. Government, any governmental agency, the Adviser, the Sub-Adviser or any other bank.


                             DESCRIPTION OF SHARES


          Emerald Funds is a Massachusetts business trust. Under Emerald Funds' Agreement and Declaration of Trust, the beneficial interest in Emerald Funds may be divided into an unlimited number of full and fractional transferable shares. The Agreement and Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of Emerald Funds into one or more additional classes by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of thirty-three classes of shares.

Two of these classes represent interests in the Treasury Trust Fund and the Prime Trust Fund. The remaining classes represent interests in other investment portfolios of Emerald Funds. The Trustees may similarly classify or reclassify any particular class of shares into one or more series.

          Each share in the Treasury Trust Fund and the Prime Trust Fund has a par value of $.001, represents an equal proportionate interest in the particular Fund involved and is entitled to such dividends and distributions earned on such Fund's assets as are declared in the discretion of the Board of Trustees.

          In the event of a liquidation or dissolution of Emerald Funds or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of Emerald Funds' respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of a particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder.

          Shareholders of the Funds, as well as those of any other investment portfolio now or hereafter offered by Emerald Funds, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the Investment Company Act of 1940 provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Emerald Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of Emerald Funds voting together in the aggregate without regard to particular investment portfolios. Shares of Emerald Funds have non-cumulative voting rights and, accordingly, the holders of more than 50% of Emerald Funds' outstanding shares (irrespective of Fund) may elect all Trustees.

          Shares have no preemptive rights and only such conversion and exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and nonassessable by Emerald Funds.

          There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. If such should occur, the Trustees then in office will call a shareholders meeting for the election of Trustees. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. The Agreement and Declaration of Trust provides that meetings of the shareholders of Emerald Funds shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

          Emerald Funds' Agreement and Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance;
(b) sell and convert the assets belonging to a class of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the Investment Company Act of 1940. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.


                    ADDITIONAL INFORMATION CONCERNING TAXES


          The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

          Investment company taxable income earned by the Treasury Trust Fund or the Prime Trust Fund will be distributed by the Funds to their shareholders, and will be taxable to shareholders as ordinary income whether paid in cash or additional shares. In general, investment company taxable income will be a Fund's taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

          Similarly, while the Funds do not expect to realize long-term capital gains, any net realized long-term capital gains will be distributed at least annually, after reduction for capital loss carryforwards, if any. The Funds will have no tax liability with respect to such gains and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as a capital gains dividend in a written notice mailed by Emerald Funds to shareholders after the close of Emerald Funds' taxable year.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income with respect to each calendar year to avoid liability for this excise tax.

          Each Fund is treated as a separate entity for the purpose of determining the Fund's qualification as a "regulated investment company" under the Internal Revenue Code. Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all liability for federal income taxes, depending upon the extent of Emerald Funds' activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities.

          In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S.

Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issue), and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses.

          If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction for corporations.

          A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."



                          MANAGEMENT OF EMERALD FUNDS


TRUSTEES AND OFFICERS

          The Trustees and officers of Emerald Funds, their addresses, principal occupations during the past five years and other affiliations are as follows:

                                                  Principal Occupations
                                 Position with    During Past 5 Years and
Name and Address                 Emerald Funds    Other Affiliations
----------------                 -------------    ------------------------

Chesterfield H. Smith*           Chairman of      Senior Partner of the law
701 Brickell Avenue              the Board        firm of Holland and Knight;
Suite 3000                       of Trustees      Director, Greenwich Air
                                                  Services Inc. (an aircraft
Miami, FL 33101                                   airframe and engine repair
                                                  company); Director, Citrus and
                                                  Chemical Bank; Director,
                                                  Citrus and Chemical
                                                  Bancorporation (bank holding
                                                  company of Citrus and Chemical
                                                  Bank).

Raynor E. Bowditch               Trustee          President, Bowditch
4811 Beach Blvd.                                  Insurance Corporation (a
Suite 105                                         general lines independent
Jacksonville, FL  33207                           agency); Director,
                                                  General Truck Equipment and
                                                  Trailer Sales; Director,
                                                  Greater Jacksonville Fair
                                                  Association.

Mary Doyle                       Trustee          Dean in Residence, Association
Association of American                           of American Law Schools, 1994
Law Schools                                       to date; Dean, University of
1201 Connecticut Ave., N.W.                       Miami School of Law, 1986
Suite 800                                         to 1994.
Washington, DC  20036-2065



Albert D. Ernest                 Trustee          President, Albert Ernest
1560 Lancaster Terrace                            Enterprises (personal
Suite 1402                                        investments), 1991 to date;
Jacksonville, FL  32204                           President and Chief
                                                  Operating Officer, Barnett
                                                  Banks, Inc., 1988 to 1991;
                                                  Director, Barnett Banks, Inc.,
                                                  1982 to 1991; Director,
                                                  Florida Rock Industries, Inc.;
                                                  Director, FRP Properties,
                                                  Inc.; Director, Regency
                                                  Realty, Inc.; Director, Stein
                                                  Mart, Inc.; and Director,
                                                  Wickes Lumber Company; Member,
                                                  Advisory Board, Coastal Lumber
                                                  Company; Member, Advisory
                                                  Board, Palmer Cay/Caswell; and
                                                  Member, Advisory Board, Deland
                                                  Honda.


John G. Grimsley*                Trustee and      Member of the law firm of
50 N. Laura St.                  President        Mahoney Adams & Criser,
Suite 3400                                        P.A. since 1966.
Jacksonville, FL  32201

                                                  Principal Occupations
                                 Position with    During Past 5 Years and
Name and Address                 Emerald Funds    Other Affiliations
----------------                 -------------    ------------------------

William B. Blundin               Executive        Vice Chairman of the Board of
125 West 55th Street             Vice President   the Administrator and
New York, NY 10019                                Distributor, July 1993 to
                                                  date. Director and President
                                                  of Administrator and
                                                  Distributor, February 1987
                                                  to date.


Hugh Fanning                     Vice President   Employee of BISYS Fund
BISYS Fund Services                               Services, Inc., August 1992
3435 Stelzer Road                                 to present; Director of
                                                  Columbus, OH  43219-3035
                                                  Marketing, Ketchum
                                                  Communications, July 1987
                                                  to August 1992


Martin R. Dean                   Treasurer        Employee of BISYS Fund
BISYS Fund Services                               Services, Inc., May 1994
3435 Stelzer Road                                 to present; Senior Manager
Columbus, OH  43219-3035                          at KPMG Peat Marwick
                                                  prior thereto.

Jeffrey A. Dalke                 Secretary        Partner, Drinker Biddle &
PNB Building                                      Reath.
1345 Chestnut Street
Philadelphia, PA  19107



George Martinez                  Assistant        Senior Vice President and
BISYS Fund Services              Secretary        Director of Legal and
3435 Stelzer Road                                 Compliance Services, BISYS
Columbus, OH  43218-3035                          Fund Services, Inc., March
                                                  1995 to present; Vice
                                                  President and Associate
                                                  General Counsel, Alliance
                                                  Capital Management, June 1989
                                                  to March 1995.



Robert Tuch                      Assistant        Employee of BISYS Fund
BISYS Fund Services              Secretary        Services, June 1991 to
3435 Stelzer Road                                 present; Vice President and
Columbus, OH  43219-3035                          Associate General Counsel
                                                  with National Securities
                                                  Research Corp., July 1990 to
                                                  June 1991.

Alaina Metz                      Assistant        Chief Administrator,
BISYS Fund Services              Secretary        Administrative and
3435 Stelzer Road                                 Regulatory Services, BISYS
Columbus, OH  43219-3035                          Fund Services, Inc., June
                                                  1995 to present; Supervisor,
                                                  Mutual Fund Legal Department,
                                                  Alliance Capital Management,
                                                  May 1989 to June 1995.


   * These Trustees may be deemed to be "interested persons" of Emerald Funds as defined in the Investment Company Act of 1940.

          Each Trustee receives an annual fee of   $14,000 plus $1,500 for each
meeting attended and reimbursement of expenses incurred as a Trustee. Additionally the Chairman and President of the Board of Trustees each receive an additional annual fee of $3,500 for service in such capacities. Furthermore, each Trustee who serves on a special committee appointed by the Board or the Chairman or who is assigned a special project by the Board or the Chairman, receives additional compensation in the amount of $1,000 per day for each meeting attended or $1,000 for each assignment to a Special Project plus reimbursement of out of pocket expenses. Remuneration for services rendered
during Emerald Funds' most recent fiscal year ended November 30,   1995  and
distributed to all Trustees and officers as a group was $_______. Drinker Biddle & Reath, of which Mr. Dalke is a partner, receives legal fees as counsel to Emerald Funds. As of January 10, 1996, the Trustees and officers of Emerald Funds, as a group, owned less than 1% of the outstanding shares of each Fund and each of the other investment portfolios of the Trust.


          The following chart provides certain information about the fees received by the Emerald Fund's trustees for their services as members of the Board of Trustees and Committees thereof.



  --------------------------------------------------------------------------------------------------------------
                                                                                                     TOTAL
                                                                                                 COMPENSATION
                                                                  PENSION OR                        FROM
                                               AGGREGATE          RETIREMENT      ESTIMATED        EMERALD
                                              COMPENSATION         BENEFITS         ANNUAL          FUNDS
                                                 FROM             ACCURED AS      BENEFITS        AND FUND
                                                EMERALD          PART OF FUND       UPON        COMPLEX* PAID
   NAME OF PERSON POSITION                       FUNDS             EXPENSES      RETIREMENT     TO DIRECTORS
   -------------------------------------------------------------------------------------------------------------
   Chesterfield H. Smith                       $20,750               N/A            N/A           $20,750
   Chairman of the
   Board of Trustees
 -------------------------------------------------------------------------------------------------------------
   John G. Grimsley                            $26,000               N/A            N/A           $26,000
   President and Trustee
 -------------------------------------------------------------------------------------------------------------
   Raynor E. Bowditch                          $19,000               N/A            N/A           $19,000
   Trustee
 -------------------------------------------------------------------------------------------------------------
   Mary Doyle                                  $20,500               N/A            N/A           $20,500
   Trustee
 -------------------------------------------------------------------------------------------------------------
   Albert D. Ernest**                          $13,500               N/A            N/A           $13,500
   Trustee


______________________________

*    The "Fund Complex" consists solely of Emerald Funds.


**  Mr. Ernest was appointed to the Board of Trustees on May 4, 1995.

SHAREHOLDER AND TRUSTEE LIABILITY

          Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Emerald Funds' Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of Emerald Funds for the acts or obligations of Emerald Funds, and that every note, bond, contract, order or other undertaking made by Emerald Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Agreement and Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Agreement and Declaration of Trust also provides that Emerald Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Emerald Funds, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Emerald Funds itself would be unable to meet its obligations.

          The Agreement and Declaration of Trust further provides that all persons having any claim against the Trustees or Emerald Funds shall look solely to the trust property for payment; that no Trustee of Emerald Funds shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of Emerald Funds; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as Trustee. With the exception stated, the Agreement and Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a Trustee, and that the Trustees will indemnify representatives and employees of Emerald Funds to the same extent that Trustees are entitled to indemnification.

ADVISORY AND SUB-ADVISORY SERVICES

          Barnett Banks Trust Company, N.A. (the "Adviser") serves as investment adviser, and Rodney Square Management Corporation (the "Sub-Adviser"), a wholly-owned subsidiary of

Wilmington Trust Company ("WTC"), serves as sub-investment adviser, to each Fund.

          In their Investment Advisory and Sub-Advisory Agreements, the Adviser and Sub-Adviser have agreed to provide the services described in the Prospectus and to pay all expenses incurred by them in connection with their advisory and sub-advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction costs, if any, purchased or sold for each Fund. In rendering its sub-advisory services, the Sub-Adviser may occasionally consult, on an informal basis, with personnel from the investment departments of WTC; however, WTC will take no part in determining the investment policies of the Funds or in deciding which securities are to be purchased or sold by the Funds.

          Because of state and federal regulations applicable to the fiduciary accounts whose assets are invested in the Funds, the Funds' Advisory Agreement provides that the Adviser will not be entitled to any compensation from the Funds for its advisory services.



          For the services provided and expenses assumed pursuant to the sub-advisory agreement, Emerald Funds has agreed to pay the Sub-Adviser fees, computed daily and paid monthly, at the annual rate of .15% of the average net assets of each Fund. The fees payable to the Sub-Adviser are not subject to reduction as the value of each Fund's net assets increases. From time to time, however, the Sub-Adviser may waive fees or reimburse the Funds for expenses either voluntarily or as required by certain state securities laws. See "Management of Emerald Funds -Distribution and Administration Services" below for further information regarding the waiver of fees and reimbursement of expenses by the Sub-Adviser with respect to the Funds. For the fiscal years ended November 30, 1995, 1994 and 1993 the Sub-Adviser received (net of waivers) sub-advisory fees totalling $212,078, $194,762 and $244,422, respectively, for the Treasury Trust Fund and $173,413, $162,403 and $166,258, respectively, for the Prime Trust Fund. For the fiscal year ended November 30, 1995, the Sub-Adviser did not waive any advisory fees for the Prime Trust or Treasury Trust Funds. For the fiscal years ended November 30, 1994 and 1993 the Sub-Adviser waived sub-advisory fees totalling $28,256 and

$17,525 for the Treasury Trust Fund and $25,863 and $23,338 for the Prime Trust Fund.


          Under the Investment Advisory and Sub-Advisory Agreements, the Adviser and Sub-Adviser are not liable for any error of judgment or mistake of law or for any loss suffered by Emerald Funds in connection with the performance of such agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from their reckless disregard of their duties and obligations under the Agreements.

          The federal Glass-Steagall Act, among other things, prohibits banks from engaging to any extent in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

          The Adviser believes, with respect to its activities as required by the Investment Advisory and Sub-Advisory Agreements and as contemplated by the Prospectus and this Statement of Additional Information, and the Sub-Adviser believes, with respect to its activities as required by the Sub-Advisory Agreement and as contemplated by the Prospectus and this Statement of Additional Information, that, if the question were properly presented, a court should hold that the Adviser or the Sub-Adviser, as the case may be, may each perform such activities without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether banks may perform services comparable to those performed by the Adviser and Sub-Adviser and that future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent the Adviser and Sub-Adviser from continuing to perform such services for the Funds. If the Adviser or Sub-Adviser were prohibited from continuing to perform advisory and sub-advisory services for the Funds, it is expected that the Board of Trustees would recommend that the Funds enter into new agreements or would consider the possible termination of the Funds. Any new advisory or sub-advisory agreement would be subject to shareholder approval.

          On the other hand, as described herein, Emerald Funds are currently distributed by Emerald Asset Management, Inc., and Concord Holding Corporation, its parent, provides the Funds with administrative services. If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling or distributing shares of an investment company were relaxed, the Funds expect that the Adviser would consider the possibility of offering to perform some or all of the services now provided by Concord Holding Corporation and Emerald Asset Management, Inc. From time to time, legislation modifying such restrictions has been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. The Funds therefore expect that if this or similar legislation were enacted, the Adviser's parent bank holding company would consider the possibility of one of its non-bank subsidiaries offering to perform additional services now provided by Concord Holding Corporation and Emerald Asset Management, Inc. In this regard it may be noted that the Adviser has entered into an agreement with Concord Holding Corporation whereunder the Adviser (or an affiliate) may acquire Emerald Asset Management, Inc. under specified conditions. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the Adviser or such a non-bank affiliate might offer to provide services for consideration by the Board of Trustees.

DISTRIBUTION AND ADMINISTRATION SERVICES

          Emerald Funds has entered into a distribution agreement with Emerald Asset Management, Inc. (the "Distributor") under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Funds' shares) and of printing and distributing all sales literature. No compensation is payable by the Funds to the Distributor for its distribution services.



            BISYS LP (the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as administrator to each Fund. In the administration agreement, the Administrator has agreed to provide administrative services as described in the Prospectus. The Administrator has also agreed to pay all expenses incurred by it in connection with its activities under its agreement except as described in this Statement of Additional Information and the Prospectus.


          Emerald Funds has agreed to pay the Administrator fees for its services as Administrator, computed daily and paid monthly, at the effective annual rate of .0775% of the first $5 billion of the aggregate net assets of all of Emerald Funds, .07% of the next $2.5 billion, .065% of the next $2.5 billion and .05% of all assets exceeding $10 billion. In the event the aggregate average daily net assets for all Funds falls below $3 billion, the fee will be increased to .08% of the aggregate average daily net assets. From time to time, the Administrator may waive fees or reimburse the Fund for expenses, either voluntarily or as required by certain state securities laws.



          Emerald Funds has been advised that, until further notice, the Sub-Adviser and the Administrator have voluntarily agreed to waive their respective sub-advisory and administrative fees as described in the Prospectus under "Fund Management -Expenses" to the extent that any Fund's ratio of ordinary operating expenses to average net assets, calculated daily, exceeds .40% on an annual basis. For the fiscal years ended November 30, 1995, 1994 and 1993 , the Administrator received (net of waivers) administrative fees totalling $212,078,
$194,762   and $244,422,   respectively, for the Treasury Trust Fund and
$173,413, $162,403  and $166,258,   respectively, for the Prime Trust Fund.  For
the   fiscal year ended November 30, 1995, the Administrator did not waive adminstration fees for the Prime Trust or Treasury Trust Funds. For the fiscal years ended November 30, 1994 and 1993, the Administrator waived administrative
fees totalling $28,256  and $17,525   respectively, for the Treasury Trust Fund
and $25,863  and $23,338  , respectively, for the Prime Trust Fund.


          In addition, if the total expenses borne by either Fund in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, Emerald Funds may deduct from the payments to be made with respect to such Fund to the Sub-Adviser and the Administrator, respectively, or the Sub

Adviser and the Administrator will bear, a portion of the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them for such year. The Sub-Adviser's obligation with respect to any Fund, however, is limited to the amount of its fees from such Fund. Such amounts, if any, will be estimated and accrued daily and paid on a monthly basis. As of the date of this Statement of Additional Information, to the knowledge of Emerald Funds, there were no state expense limitations applicable to either Fund.

          The administration agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by Emerald Funds in connection with the performance of the administration agreement, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its obligations and duties thereunder.

CUSTODIAN AND TRANSFER AGENT



          Emerald Funds has appointed The Bank of New York, 90 Washington Street, New York, New York 10286 as custodian for the Funds. The Bank of New York also provides the Funds with certain accounting, bookkeeping, pricing, dividend and distribution calculation services with respect to the Funds
pursuant to a fund accounting agreement with the Administrator.    BISYS Fund
Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, provides transfer agency and dividend disbursing services for the Funds.


OPERATING EXPENSES

          Operating expenses borne by the Funds include taxes; interest; fees and expenses of Trustees and officers who are not also officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, Sub-Adviser, Administrator or any of their affiliates; Securities and Exchange Commission fees; state securities registration and qualification fees; sub-advisory fees; administration fees; charges of the custodian and of the transfer and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay any brokerage fees, commissions and other transaction charges (if any) incurred in connection with the purchase and sale of its portfolio securities.

                        INDEPENDENT ACCOUNTANTS/EXPERTS




          Price Waterhouse LLP, independent accountants, 1177 Avenue of the Americas, New York, New York 10036, serve as independent accountants for Emerald Funds. The financial statements dated November 30, 1995 which are incorporated by reference into this Statement of Additional Information have been included in reliance on the report of Price Waterhouse LLP given on the authority of said firm as experts in auditing and accounting.



                                    COUNSEL


          Drinker Biddle & Reath, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, are counsel to Emerald Funds and will pass upon the legality of the shares offered by the Prospectus.


                        ADDITIONAL INFORMATION ON YIELD


          The "yields" and "effective yields" of each Fund are calculated according to formulas prescribed by the Securities and Exchange Commission. The standardized seven-day yield for each Fund is computed separately by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, net of all fees, other than nonrecurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for each Fund is computed by compounding a particular Fund's unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The fees which may be imposed by Banks on their customers for cash management services are not reflected in Emerald Funds' calculations of yields for the Funds.


          The current yield for each of the Funds may be obtained by calling the Distributor at [_________________]. For the seven-day period ending November 30, 1995, the annualized yields (after fee waivers) of the Treasury Trust Fund and Prime Trust Fund were 5.52% and 5.51%, respectively, and the effective yields (after fee waivers) of such Funds were 5.42% and 5.51%, respectively. During this seven-day period, a portion of the sub-advisory and administrative fees amounting to 0.05% and 0.03% of the average daily net assets of the Treasury Trust Fund and Prime Trust Fund, respectively, were waived.


          From time to time, the Funds may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.

          In addition, in such communications, the Adviser may offer opinions on current economic conditions.


                                 MISCELLANEOUS


          As used in this Statement of Additional Information and in the Prospectuses a "majority of the outstanding shares" of a Fund means the lesser of (1) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund.



          As of   January 8, 1996, the Adviser and its affiliated banks owned of record substantially all of the outstanding shares of the Treasury Trust Fund and Prime Trust Fund on behalf of their customer accounts. The Adviser and such affiliated banks were also the beneficial owners of certain percentages of the Treasury Trust Fund (98.35%), Prime Trust Fund (98.82%), Treasury Fund (15.81%), Prime Fund (11.74%), Tax-Exempt Fund (88.47%), Equity Fund - Institutional Shares (99.80%), Small Capitalization Fund - Institutional Shares (99.90%), Balanced Fund -Institutional Shares (99.80%), Short-Term Fixed Income Fund - Institutional Shares (91.90%), U.S. Government Securities Fund --

Institutional Shares (95.00%), Managed Bond Fund - Class A Shares (5.43%), Managed Bond Fund - Institutional Shares (99.40%) Florida Tax Exempt Fund - Class A Shares (0.10%), Florida Tax Exempt Fund - Class B Shares (2.20%) and Florida Tax-Exempt Fund - Institutional Shares (94.90%) that were outstanding on such date because the Adviser possessed voting or investment discretion with respect to such shares. As of March 8, 1995, the name, address and percentage of the outstanding shares held by those entities who may have owned of record or beneficially 5% or more of the outstanding shares of a particular Fund of the Trust (other than as stated above) were as follows: Equity Fund -Class A Shares
- National Financial Services Corporation, Attn: Sal Macca, 200 Liberty Street, One World Financial Center, New York, NY 10281 (54.67%); University of West Florida Foundation, 11000 University Parkway, Pensacola, FL 32514 (7.95%); Equity Fund - Class B Shares - National Financial Services Corporation/FMTC IRA FBO Jerry E. Handy, 839 Cape Haze Lane, Naples, FL 33942 (5.22%); Harvey R. Gelman, 2226 N.W. 60th Street, Boca Raton, FL 33496 (5.18%); Small Capitalization Fund -Class A Shares - John G. Grimsley, P.O. Box 4099, Jacksonville, FL 32201 (5.59%); National Financial Services Corporation/FMTC Custodian FBO Randall W. Hall IRA, 2954 Jeanette Cove, Oviedo, FL 32765 (11.00%); Small Capitalization Fund - Class B Shares -Spencer C. Whitehead & Janet A. Whitehead JTWROS, 225 East Maine Avenue, Longwood, FL 32750 (8.58%); Balanced Fund - Class A Shares - Turpin W. Barrett Jr. & Mary D. Barrett JTWROS, 2926 Forest Brook Drive East, Lakeland, FL 33811 (7.13%); Susan A. Fairbank Trustee, Fairbank Revocable Trust, 85 N. Pizarro Point, Lecanto, FL 34461 (7.82%); Katie M. Loeding and Mary Ellen Ash and Claudia May Clark JTWROS, 1659 Calvin Circle, Kissinmee, FL 34746 (8.05%); Therese A. Gaudreau, 623 S.W. Palmetto Cove, Port St. Lucie, FL 34986 (5.38%); Short-Term Fixed Income Fund - Class A Shares - National Financial Services Company/FMTC Custodian FBO Simon Brennan IRA, 2858 S.E. Eagle Drive, Port St. Lucie, FL 34984 (24.24%); W. B. Marks, P.O. Box 963, Lecanto, FL 34460 (6.09%); Robert J. Haggstrom Trust U/A, 1222 Oakmont Drive, Niceville, FL 32578 (5.91%); Joan Marie Haggstrom Trust U/A, 1222 Oakmont Drive, Niceville, FL 32578 (6.96%); National Financial Services Corporation for the Exclusive Benefit of our Customers, Attn: Sal Macca, 200 Liberty Street, One World Financial Center, New York, NY 10281 (5.18%); Robert
D. Blake & Frances S. Blake JTWROS, P.O. Box 772, Pensacola, FL 32501 (18.51%); Short-Term Fixed Income Fund - Class B Shares - Ellie R. Lee and Woodrow W. Lee and Barbara Moseley & James W. Lee TEN COMM, 5929 Duchess Road, Pensacola, FL 32503 (17.15%); Josephine H. Johnson, 1700 North L Street, Apt. 102, Pensacola, FL 32501 (23.19%); Mel S. Swauger & Irene B. Swauger JTWROS, 1570 Monica Joy Circle, Longwood, FL 32779 (58.38%); Short-Term Fixed Income Fund -Institutional Shares - Harris Trust & Savings Bank, Custodian CSR America Inc., P/S 401k Plan,
Attn: Tony Kwilosz, 111 W. Monroe Floor 5 East, Chicago, IL 60603 (66.91%); U.S. Government Securities Fund --

Class A Shares - National Financial Services Corporation for the Exclusive Benefit of our Customers, Attn: Sal Macca, 200 Liberty Street, One World Financial Center, New York, NY 10281 (55.93%); U. S. Government Securities Fund
- Class B Shares - Raymond M. Jones & Janet J. Bell JTWROS, 7100 Ulmerton Road, Lot 125, Rancho Village, Largo, FL 34641 (10.14%); National Financial Services Corporation for the Exclusive Benefit of our Customers, Attn: Mr. Sal Macca, 200 Liberty Street, One World Financial Center, New York, NY 10281 (13.44%); Susan
A. Fairbank Trustee, Fairbank Revocable Trust, 85 N. Pizarro Point, Lecanto, FL 34461 (11.90%); Anita J. Doyle, 7252 Windy Way, Brookville, FL 34601 (6.34%);
National Financial Services Corporation for the Exclusive Benefit of our Customers, Attn: Mr. Sal Macca, 200 Liberty Street, One World Financial Center, New York, NY 10281 (6.72%); Managed Bond Fund - Class B Shares - Torben Jensen & Bodil Jensen JTWROS, 6120 N. Misty Oak Terrace, Beverly Hills, FL 34465 (5.67%); Hazel L. Lickliter, 327 Dania Street, Lehigh Acres, FL 33936 (6.64%); Ruby B. Henson and Betty J. Carroll and David Carroll JTWROS, 768 N.E. Maranta Terrado, Jensen Beach, FL 34958 (13.47%); Charles O. Reid and Carolyn N. Reid JTWROS, 2454 Australia Way East, Unit 28, Clearwater, FL 34623 (5.34%); Ernest P. and Muriel C. Wood, Trustees, Ernest P. and Muriel C. Wood Revocable Trust, 1675 Algonquin Drive, Clearwater, FL 34615 (8.75%); Florida Tax-Exempt Fund - Class A Shares - National Financial Services Corporation for the Exclusive Benefit of our Customers, Attn: Sal Macca, 200 Liberty Street, One World Financial Center, New York, NY 10281 (59.37%); Florida Tax-Exempt Fund - Class B Shares, David S. Miller, Trustee, The David S. Miller Trust, 4687 Oak Leaf Drive, Naples, FL 33999 (5.83%); Emerald Treasury Fund - Emerald Service Shares - Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222 (96.30%); Emerald Treasury Fund - Emerald Investor Shares -National Financial Service Corporation for the Exclusive Benefit of our Customers, Attn: Mike McLaughlin, 9 New York, 200 Liberty Street, New York, NY 10281 (99.74%); Emerald Prime Fund - Emerald Service Shares - Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222 (15.63%); Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222 (84.10%); Emerald Prime Fund -Emerald Investor Shares - National Financial Service Corporation for the Exclusive Benefit of our Customers, Attn: Mike McLaughlin, 9 New York, 200 Liberty Street, New York, NY 10281 (98.92%); Emerald Tax-Exempt Fund - Emerald Service Shares -Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222 (22.53%); Concord Financial Services, Inc., Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222 (77.46%); Emerald Tax-Exempt Fund
- Emerald Investor Shares - National Financial Service Corporation, Attn: Mike McLaughlin, 9 New York, 200 Liberty Street, New York,

NY 10281 (95.12%). At such date, Hambrecht & Quist Group, Inc. , owned 100% of the outstanding shares of the Tax-Exempt Trust Fund.



            The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.




            Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.




                               FINANCIAL STATEMENTS




            The audited financial statements and related report of Price Waterhouse LLP, independent auditors, contained in the annual report to shareholders for the fiscal year ended November 30, 1995 (the "Annual Report") are hereby incorporated herein by reference. Copies of the Annual Report may be obtained by writing to BISYS Fund Services, Inc. or by calling _____________.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

          "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

          "B" - Issue has only a speculative capacity for timely payment.

          "C" - Issue has a doubtful capacity for payment.

          "D" - Issue is in payment default.


          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

          "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuer does not fall within any of the Prime rating categories.


          The three rating categories of Duff & Phelps for investment grade commercial paper are "Duff 1," "Duff 2" and "Duff 3." Duff & Phelps employs three designations, "Duff 1+," "Duff 1" and "Duff 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "Duff 1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "Duff 1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "Duff 1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "Duff 2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "Duff 3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "Duff 4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "Duff 5" - Issuer has failed to meet scheduled principal and/or interest payments.


          Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

          "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

          "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          "D" - Securities are in actual or imminent payment default.

          Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


          Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

          "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

          "A2" - Obligations are supported by a good capacity for timely repayment.

          "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

          "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

          "C" - Obligations for which there is a high risk of default or which are currently in default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

          "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          "CC" - Debt is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

          "C" - Debt is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          "CI" - This rating is reserved for income bonds on which no interest is being paid.

          "D" - Debt is in payment default and is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.


          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


          The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" -Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

          "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

          "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

          "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

          "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

          IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

          "AA" - This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Corporation for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

          D&P uses the ratings described under Corporate and Municipal Long-Term Debt Ratings for tax-exempt notes and other short-term obligations.

          Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                           PART C.  OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements:

                    Included in Prospectuses:


               (1) Financial Highlights for the fiscal year ended November 30, 1995 - Treasury Trust Fund, Prime Trust Fund, Treasury Fund, Prime Fund, Tax-Exempt Fund, Equity Fund, U.S. Government Securities Fund, Florida Tax-Exempt Fund, Small Capitalization Fund, Balanced Fund, Short-Term Fixed Income Fund and Managed Bond Fund.

               (2) Included in Statements of Additional Information: The Registrant's November 30, 1995 Annual Reports to Shareholders have been filed with the Commission and the financial statements included therein are incorporated herein by reference.

          (b)  Exhibits:

               (1) Agreement and Declaration of Trust of the Registrant dated March 15, 1988 is incorporated by reference to Exhibit (1) to Registrant's Registration Statement on Form N-1A, filed on March 21, 1988.

               (2)  (a)  Registrant's Code of Regulations is incorporated by reference to Exhibit (2) to Registrant's Registration Statement on Form N-1A, filed on March 21, 1988.

                    (b) Amendment No. 1 to Registrant's Code of Regulations is incorporated by reference to Exhibit (2) (b) to Registrant's Post-Effective Amendment No. 1 to Registration Statement on Form N-1A, filed on June 7, 1989.

               (3)  None.

               (4)  (a)  Form of Generic Share Certificate for all portfolios of Emerald Funds is incorporated by reference to Exhibit (4) (a) to Registrant's Post-Effective Amendment No. 13 to Registration Statement on Form N-1A, filed on September 16, 1994.

               (5)  (a)  Investment Advisory Agreement between Registrant and
                         Barnett Banks Trust Company, N.A. (Treasury Trust Fund and Prime Trust Fund) is incorporated by reference to Exhibit (5) (a) to Registrant's Post-Effective Amendment No. 1 to Registration Statement on Form N-1A, filed on June 7, 1989.

                    (b) Investment Advisory Agreement between Registrant and Barnett Banks Trust Company, N.A. (Tax-Exempt Trust
                         Fund) is incorporated by reference to Exhibit (5) (b) to Registrant's Post-Effective Amendment No. 1 to Registration Statement on Form N-1A, filed on June 7, 1989.

                    (c) Investment Advisory Agreement between Registrant and Barnett Banks Trust Company, N.A. (Treasury Fund and Prime Fund) is incorporated by reference to Exhibit (5)
                         (e) to Registrant's Post-Effective Amendment No. 1 to Registration Statement on Form N-1A, filed on June 7, 1989.

                    (d) Investment Advisory Agreement between Registrant and Barnett Banks Trust Company, N.A. (Equity Fund, Equity Income Fund, Short-Term Fixed Income Fund, U.S. Government Securities Fund, Florida Tax-Exempt Fund, Tax-Exempt Target Fund (Maturity 1995), Tax-Exempt Target Fund (Maturity 2000), and Tax-Exempt Target Fund (Maturity 2005)) is incorporated by reference to Exhibit (5) (h) to Registrant's Post-Effective Amendment No. 5 to Registration Statement on form N-1A, filed on December 20, 1991.

                    (e) Amended Investment Advisory Agreement between Registrant and Barnett Banks Trust Company, N.A. (Tax-Exempt Fund) is incorporated by reference to Exhibit
                         (5) (f) to Registrant's Post-Effective Amendment No. 7 to Registration Statement on Form N-1A, filed on January 29, 1993.

                    (f) Sub-Investment Advisory Agreement between Barnett Banks Trust Company, N.A. and Rodney Square Management Corporation (Treasury Trust Fund and Prime Trust Fund) is incorporated by reference to Exhibit (5) (g) to Registrant's Post-Effective Amendment No. 7 to Registration Statement on Form N-1A, filed on January 29, 1993.

                    (g) Sub-Investment Advisory Agreement between Barnett Banks Trust Company, N.A. and Rodney Square Management Corporation (Tax-Exempt Fund) is incorporated by reference to Exhibit (5) (h) to Registrant's Post-Effective Amendment No. 7 to Registration Statement on Form N-1A, filed on January 29, 1993.

                    (h) Form of Sub-Investment Advisory Agreement between Barnett Banks Trust Company, N.A. and ____________ (International Equity Fund) is incorporated by reference to Exhibit (5)(h) to Registrant's Post-Effective Amendment No. 16 to Registration Statement on Form N-1A, filed on October 11, 1995.

                    (i) Amendment No. 1 to Investment Advisory Agreement between Registrant and Barnett Banks Trust Company, N.A. dated January 4, 1994 is incorporated by reference to Exhibit (5) (i) to Registrant's Post-Effective Amendment No. 10 to Registration Statement on Form N-1A filed on January 28, 1994.

                    (j) Amendment No. 2 to Investment Advisory Agreement between Registrant and Barnett Banks Trust Company, N.A.

               (6)  (a)  Distribution Agreement between Registrant and Emerald
                         Asset Management, Inc. dated as of January 4, 1994 is incorporated by reference to Exhibit (6) (b) to Registrant's Post-Effective Amendment No. 10 to Registration Statement on Form N-1A filed on
                         January 28, 1994.

                    (b) Amendment No. 1 to Distribution Agreement between Registrant and Emerald Asset Management, Inc.

               (7)       None.

               (8)  (a)  Custody Agreement between Registrant and The Bank of
                         New York is incorporated by reference to Exhibit (8)
                         (a) to Registrant's Post-Effective Amendment No. 1 to Registration Statement on Form N-1A, filed on June 7, 1989.

                    (b) Form of Amendment No. 1 to Custody Agreement with respect to the addition of global custody with respect to the International Equity Fund.


               (9)  (a)  Administration Agreement between Registrant and
                         Concord Holding Corporation (Treasury Trust Fund and Prime Trust Fund) is incorporated by reference to Exhibit (9) (a) to Registrant's Post-Effective Amendment No. 1 to Registration Statement on Form N-1A, filed on June 7, 1989.


                    (b) Administration Agreement between Registrant and Concord Holding Corporation (Tax-Exempt Trust Fund) is incorporated by reference to Exhibit (9) (b) to Registrant's Post-Effective Amendment No. 1 to Registration Statement on Form N-1A, filed on June 7, 1989.


                    (c) Administration Agreement between Registrant and Concord Holding Corporation (Treasury Fund and Prime
                         Fund) is incorporated by reference to Exhibit (9)
                         (c) to Registrant's Post-Effective Amendment No. 2 to Registration Statement on Form N-1A, filed on March 30, 1990.


                    (d) Amendment No. 1 Administration Agreement dated October 1, 1989 between Registration and Concord Holding Corporation (Treasury Fund and Prime Fund).


                    (e) Administration Agreement between Registrant and Concord Holding Corporation (Tax-Exempt Fund) is incorporated by reference to Exhibit 9 (d) to Registrant's Post-Effective Amendment No. 2 to Registration Statement on Form N-1A, filed on March 30, 1990.


                    (f) Administration Agreement between Registrant and Concord Holding Corporation (Equity Fund, U.S. Government Securities Fund, Florida Tax-Exempt Fund, Small Capitalization Fund, Short-Term Fixed Fund, Managed Bond Fund and Balanced Fund) dated as of March 1, 1994 is incorporated by reference to Exhibit (9) (g) to Registrant's Post-Effective Amendment No. 11 to Registration Statement on Form N-1A, filed on March 31, 1994.


                    (g) Form of Amendment No. 2 to Administration Agreement between Registrant and Concord Holding Corporation.


                    (h) Form of Administration Agreement between Registrant and BISYS Fund Services Limited Partnership.


                    (i) Shareholder Servicing Agent Agreement between Registrant and Concord Financial Services, Inc. dated as of January 3, 1994 is incorporated by reference to Exhibit (9) (o) to Registrant's Post-Effective Amendment No. 10 to Registration Statement on Form N-1A, filed on January 28, 1994.


                    (j) Revised Shareholder Services Plan for Emerald Service Shares is incorporated by reference to Exhibit (9) (f) to Registrant's Post-Effective Amendment No. 10 to Registration Statement, filed on January 28, 1994.


                    (k) Shareholder and Administrative Services Plan with Shareholder and Administrative Service Agreement for Investor Shares (Prime Fund, Treasury Fund and Tax-Exempt Fund) dated as of March 1, 1994 is incorporated by reference to Exhibit (9) (h) to Registrant's Post-Effective Amendment No. 11 to Registration Statement on Form N-1A, filed on March 31, 1994.


                    (l) Shareholder and Administrative Services Plan with Shareholder and Administrative Service Agreement for Class A Shares for the Trust's non-money market funds dated as of March 1, 1994 is incorporated by reference to Exhibit (9) (i) to Registrant's Post-Effective Amendment No. 11 to Registration Statement on Form N-1A, filed on March 31, 1994.


                    (m) Shareholder and Administrative Services Plan with form of Shareholder and Administrative Service Agreement for Class B Shares for the Trust's non-money market funds dated as of March 1, 1994 is incorporated by reference to Exhibit (9) (j) to Registrant's Post-Effective Amendment No. 11 to Registration Statement on Form N-1A, filed on March 31, 1994.


                    (n) Revised form of Servicing Agreement for Emerald Service Shares is incorporated by reference to Exhibit (9) (g) to Registrant's Post-Effective Amendment No. 14 to Registration Statement on Form N-1A, filed on March 28, 1995.


                    (o) Shareholder Processing and Services Plan and Form of Servicing Agreement for Emerald Service Shares.


                    (p) Shareholder Processing Plan and Form of Servicing Agreement for Retail Shares.


                    (q) Transfer Agency Agreement between Registrant and DST Systems, Inc. (formerly Supervised Services Company, Inc.) is incorporated by reference to Exhibit (8)
                         (b) to Registrant's Post-Effective Amendment No. 7 to Registration Statement on Form N-1A, filed on January 29, 1993.


                    (r) Sub-Transfer Agency Agreement Among Registrant, DST Systems, Inc. (formerly Supervised Services Company, Inc.) and Concord Financial Services, Inc. dated as of January 3, 1994 is incorporated by reference to Exhibit (9) (p) to Registrant's Post-Effective Amendment No. 10 to registration Statement on Form N-1A, filed on January 28, 1994.


                    (s) Form of Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc.


                    (t) Cash Management and Related Services Agreement between Registrant and the Bank of New York dated as of January 3, 1994 is incorporated by reference to Exhibit (9) (q) to Registrant's Post-Effective Amendment No. 10 to registration Statement on Form N-1A, filed on January 28, 1994.


                    (u) Fund Accounting Agreement between Concord Holding Corporation and The Bank of New York (all Funds) is incorporated by reference to Exhibit (9) (e) to Registrant's Post-Effective Amendment No. 1 to Registration Statement on Form N-1A, filed on June 7, 1989.


                    (v) Form of Fund Accounting Agreement between BISYS Fund Services Limited Partnership and BISYS Fund Services, Inc.

              (10)  (a)1 Opinion and consent of counsel that shares are
                         validly issued, fully paid and non-assessable.

              (11)  (a)  Consent of Price Waterhouse LLP.

                    (b)  Consent of Drinker Biddle & Reath.

              (12)  None.

              (13) Purchase Agreement between Registrant and Hambrecht & Quist Group, Inc. is incorporated by reference to Exhibit (13) to Registrant's Post-Effective Amendment No. 1 to Registration Statement on Form N-1A, filed on June 7, 1989.

              (14) Individual Retirement Account Custodial Agreement and accompanying Disclosure Statement is incorporated by reference to Exhibit (14) to Registrant's Post-Effective Amendment No. 4 to Registration Statement on Form N-1A, filed on January 31, 1991.

              (15)  (a)  Form of Broker-Dealer Agreement between Emerald Asset
                         Management, Inc. and financial intermediaries (Equity Fund, Equity Income Fund, Short-Term Fixed Income Fund, U.S. Government Securities Fund, Florida Tax-Exempt Fund, Tax-Exempt Target Fund (Maturity: 1995), Tax-Exempt Target Fund (Maturity: 2000) and Tax-Exempt Target Fund (Maturity: 2005)) is incorporated by reference to Exhibit (15) (c) to Registrant's Post-Effective Amendment No. 4 to Registration Statement on Form N-1A, filed on January 31, 1991.

                    (b) Distribution Plan with Related Agreements for Class A Shares (Equity Fund, U.S. Government Securities Fund, Florida Tax-Exempt Fund, Small Capitalization Fund, Balanced Fund, Short-Term Fixed Income Fund and Managed Bond Fund) is incorporated by reference to Exhibit (15) (b) to Registrant's Post-Effective Amendment No. 11 to Registration Statement on Form N-1A, filed March 31, 1994.


                    (c) Distribution Plan with Related Agreements for Class B Shares (Equity Fund, U.S. Government Securities Fund, Florida Tax-Exempt Fund, Small Capitalization Fund, Balanced Fund, Short-Term Fixed Income Fund and Managed Bond Fund) is incorporated by reference to Exhibit (15) (c) to Registrant's Post-Effective Amendment No. 11 to Registration Statement on Form N-1A, filed March 31, 1994.


                    (d) Distribution Plan with Related Agreements for Investor Class Shares (Prime Fund, Treasury Fund and Tax-Exempt Fund) is incorporated by reference to Exhibit (15) (d) to Registrant's Post-Effective Amendment No. 11 to Registration Statement on Form N-1A, filed March 31, 1994.


                    (e) Combined Amended and Restated Distribution and Service Plan with Related Agreement for Retail Shares (All Funds).

              (16)  (a)  Schedule for Computation of Performance Quotations -
                         Treasury Trust Fund is incorporated by reference to Exhibit (16) (a) to Registrant's Post-Effective Amendment No. 6 to Registration


---------------------
1  Filed under Rule 24f-2 as part of Registrant's Rule 24f-2 Notice.

                         Statement on Form N-1A, filed on January 31, 1992.

                    (b) Schedule for Computation of Performance Quotations - Prime Trust Fund is incorporated by reference to Exhibit (16) (b) to Registrant's Post-Effective Amendment No. 6 to Registration Statement on Form N-1A, filed January 31, 1992.

                    (c) Schedule for Computation of Performance Quotations - Emerald Shares of the Treasury Fund, Prime Fund and Tax-Exempt Fund is incorporated by reference to Exhibit
                         (16) (c) is Registrant's Post-Effective Amendment No. 6 to Registration Statement on Form N-1A, filed January 31, 1992.

                    (d) Schedule for Computation of Performance Quotations - Emerald Service Shares of the Treasury Fund, Prime Fund and Tax-Exempt Fund is incorporated by reference to Exhibit (16) (d) to Registrant's Post-Effective Amendment No. 6 to Registration Statement on Form N-1A, filed January 31, 1992.

                    (e) Schedule for Computation of Performance Quotations - Investor Shares of the Treasury Fund, Prime Fund and Tax-Exempt Fund is incorporated by reference to Exhibit
                         (16) (e) to Registrant's Post-Effective Amendment No. 6 to Registration Statement on Form N-1A, filed January 31, 1992.

                    (f) Schedule for Computation of Performance Quotations - Equity Fund is incorporated by reference to Exhibit
                         (16) (f) to Registrant's Post-Effective Amendment No. 6 to Registration Statement on Form N-1A, filed on January 31, 1992.

                    (g) Schedule for Computation of Performance Quotation - U.S. Government Securities Fund is incorporated by reference to Exhibit (16) (g) to Registrant's Post-Effective Amendment No. 6 to Registration Statement on Form N-1A, filed on January 31, 1992.

                    (h) Schedule for Computation of Performance Quotations - Florida Tax-Exempt Fund is incorporated by reference to Exhibit (16) (h) to Registrant's Post-Effective Amendment No. 6 to Registration Statement on Form N-1A, filed on January 31, 1992.

                    (i) Schedule for Computation of Performance Quotations - Small Capitalization Fund is incorporated by reference to Exhibit (16) (i) to Registrant's Post-Effective Amendment No. 13 to Registration Statement on Form N-1A, filed on September 16, 1994.

                    (j) Schedule for Computation of Performance Quotations - Balanced Fund is incorporated by reference to Exhibit
                         (16) (j) to Registrant's Post-Effective Amendment No. 13 to Registration Statement on Form N-1A, filed on September 16, 1994.


                    (k) Schedule for Computation of Performance Quotations - Short-Term Fixed Income Fund is incorporated by reference to Exhibit (16) (k) to Registrant's Post-Effective Amendment No. 13 to Registration Statement on Form N-1A, filed on September 16, 1994.


                    (l) Schedule for Computation of Performance Quotations - Managed Bond Fund is incorporated by reference to Exhibit (16) (l) to Registrant's Post-Effective Amendment No. 13 to Registration Statement on Form N-1A filed on September 16, 1994.


              (18)  (a)  Plan pursuant to Rule 18f-3 for operation of a
                         Multi-Class System is incorporated by reference to Exhibit (18) to Registrant's Post-Effective Amendment No. 15 to Registration Statement on Form N-1A filed on July7 31, 1995.


                    (b) Revised Plan pursuant to Rule 18f-3 for operation of a Multi-Class System.


              (27)  (a)  Financial Data Schedule as of November 30, 1995 for
                         the Equity Fund.


                    (b) Financial Data Schedule as of November 30, 1995 for the Small Capitalization Fund.


                    (c) Financial Data Schedule as of November 30, 1995 for the Balanced Fund.


                    (d) Financial Data Schedule as of November 30, 1995 for the Short-Term Fixed Income Fund.


                    (e) Financial Data Schedule as of November 30, 1995 for the U.S. Government Securities Fund.


                    (f) Financial Data Schedule as of November 30, 1995 for the Managed Bond Fund.


                    (g) Financial Data Schedule as of November 30, 1995 for the Florida Tax-Exempt Fund.


                    (h) Financial Data Schedule as of November 30, 1995 for the Prime Fund.


                    (i) Financial Data Schedule as of November 30, 1995 for the Treasury Fund.


                    (j) Financial Data Schedule as of November 30, 1995 for the Tax-Exempt Fund.


                    (k) Financial Data Schedule as of November 30, 1995 for the Treasury Trust Fund.


                    (l) Financial Data Schedule as of November 30, 1995 for the Prime Trust Fund.


Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Inapplicable.

Item 26.  NUMBER OF HOLDERS OF SECURITIES

          As of January 6, 1996:




     TITLE OF CLASS OF HOLDERS              NUMBER OF RECORD HOLDERS
     -------------------------              ------------------------
          Class A-1 Shares                         1

          Class B-1 Shares                         1

          Class C-1 Shares                         0

          Class D-1 Shares                         2

          Class D-2 Shares                         2

          Class D-3 Shares                         8

          Class E-1 Shares                         7

          Class E-2 Shares                         2

          Class E-3 Shares                       291

          Class F-1 Shares                         2

          Class F-2 Shares                         2

          Class F-3 Shares                        18

          Class G-1 Shares                       965

          Class G-2 Shares                       217

          Class G-3 Shares                       511

          Class H-1 Shares                       661

          Class H-2 Shares                        95

          Class H-3 Shares                       276

          Class I-1 Shares                      1115

          Class I-2 Shares                       365

          Class I-3 Shares                       311

          Class J-1 Shares                       335

          Class J-2 Shares                       282




     TITLE OF CLASS OF HOLDERS              NUMBER OF RECORD HOLDERS
     -------------------------              ------------------------
          Class J-3 Shares                       484

          Class K-1 Shares                        30

          Class K-2 Shares                         5

          Class K-3 Shares                       198

          Class L-1 Shares                        52

          Class L-2 Shares                        48

          Class L-3 Shares                       256

          Class M-1 Shares                        91

          Class M-2 Shares                       202

          Class M-3 Shares                       106

          Class N-1 Shares                         1

          Class N-2 Shares                         0

          Class N-3 Shares                         2

          Class O-1 Shares                         1

          Class O-2 Shares                         0

          Class O-3 Shares                         2



Item 27.  INDEMNIFICATION


          Indemnification of Registrant's principal underwriter against certain losses is provided for in Section V.3. of the Distribution Agreement incorporated herein by reference as Exhibit (6) (a) and in Section V.3. of the Distribution Agreement included herein as Exhibit (6) (b). Indemnification of Registrant's Custodian is provided for in Article XV, Section 15, of the Custody Agreement incorporated herein by reference as Exhibit (8) (a). Indemnification of Registrant's Transfer Agent and Dividend Disbursing Agent is provided for in
Section 9 of the Form of Transfer Agency Agreement filed herewith as Exhibit
(9)(d). Indemnification of Registrant's Cash Management Service Provider is provided for in Article 4 VI, Section 3, of the Cash Management and Related Services Agreement incorporated herein by reference as Exhibit (9)(n). Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant's Agreement and Declaration of Trust incorporated herein by reference as Exhibit (1), provides as follows:


          9.3 INDEMNIFICATION OF TRUSTEES, REPRESENTATIVES AND EMPLOYEES. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee EXCEPT with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, PROVIDED that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, PROVIDED that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, PROVIDED that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

          The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.2.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          Section 9.6 of the Registrant's Agreement and Declaration of Trust, incorporated herein by reference as Exhibit (1), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

          9.6 INDEMNIFICATION OF SHAREHOLDERS. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.


Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          (a) Barnett Banks Trust Company, N.A., a national banking association with principal offices in Jacksonville, Florida, offers trust services in the states of Florida and Georgia. Barnett Banks Trust Company, N.A. is a wholly-owned subsidiary of Barnett Banks, Inc., a registered bank holding company.

          To Registrant's knowledge, none of the directors or senior executive officers of Barnett Banks Trust Company, N.A., except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of Barnett Banks Trust Company, N.A. also hold various positions with, and engage in business for, affiliates of Barnett Banks Trust Company, N.A. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of Barnett Banks Trust Company, N.A. who are or have been engaged in any other business, profession, vocation or employment of a substantial nature.

                         Position with          Other
                         Barnett Banks          Business              Type of
Name                     Trust Company, N.A.    Connections           Business
----                     -------------------    -----------           --------

Rebecca S. Allen         Director               President and         Banking
                                                Chief Executive
                                                Officer, Barnett
                                                Bank of Southwest
                                                Florida, 240 S.
                                                Pineapple Avenue,
                                                Sarasota, FL  34230

Michael C. Baker         Director, President    N/A                   Banking
                         and Chief Executive
                         Officer

Marshall M. Criser       Director               Mahoney, Adams        law firm
                                                & Criser, Barnett
                                                Bank Building,
                                                50 N. Laura
                                                Street, Suite 3400,
                                                Jacksonville, FL
                                                32202

Carter H. Golembe        Director               Managing Director      Consult-
                                                & Chairman, Golembe    ing firm
                                                Associates, 700
                                                New Hampshire Ave.,
                                                N.W., Washington,
                                                DC  20037

Leon J. Hill             Director               President and Chief    Banking
                                                Executive Officer,
                                                Barnett Bank of
                                                Martin County, N.A.

Thomas P. Johnson, Jr.   Chairman               Chief Retail           Banking
                                                Banking Executive,
                                                Barnett Banks, Inc.,
                                                Barnett Bank
                                                Building, 50 N.
                                                Laura Street,
                                                Jacksonville, FL
                                                32202-3628

Eric J. Nickelsen        Director               Chairman,              Banking
                                                President and CEO
                                                of Barnett Bank of
                                                West Florida

Richard A. Visman        Secretary of Board     N/A                    Banking
                         of Directors

          (b) Rodney Square Management Corporation is a Delaware corporation organized in 1981 to provide management services to mutual funds and others, and has been advising mutual funds since 1985.

          To the knowledge of Registrant, none of the directors or officers of Rodney Square Management Corporation, except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of Rodney Square Management Corporation also hold various positions with, and engage in business for, Wilmington Trust Company, or other subsidiaries of Wilmington Trust Company. Set forth below are the names and principal businesses of the directors and officers of Rodney Square Management Corporation including those who are engaged in any other business, profession, vocation or employment of a substantial nature.

                         Position with
                         Rodney Square                      Other
                         Management                         Business                      Type of
Name                     Corporation                        Connections                   Business
----                     -------------                      -----------                   --------
Leah M. Anderson         Accounting                         N/A                           N/A
                         Officer

Rebecca J. Booz          Accounting Officer                 N/A                           N/A

Cornelius G. Curran      Vice President                     Vice President,               Mutual
                         since October, 1993                Fund Plan Ser-                Fund/
                                                            vices, Inc., from             Services
                                                            July 1991 through
                                                            October 1993

Scott W. Edwards         Investment Officer,                N/A                           N/A
                         since September, 1993

Joseph M. Fahey, Jr.     Vice President,                    N/A                           N/A
                         Secretary & Director
                         from 1992; Assistant
                         Vice President & Director
                         from 1988 to 1992

Molly Graham             Fund Administration                Legal Assistant,              Law Firm
                         Officer, since January             Clark, Ladner,
                         1995; Mutual Fund                  Fortenbaugh &
                         Administrator,                     Young, from 1991
                         since December, 1994               to December, 1993.

Robert C. Hancock        Vice President &                   N/A                           N/A
                         Treasurer

John J. Kelley           Vice President, since              N/A                           N/A
                         February, 1995;
                         Assistant Vice President
                         from 1989 to 1995

                                                                C-14



                         Position with
                         Rodney Square                      Other
                         Management                         Business                      Type of
Name                     Corporation                        Connections                   Business
----                     -------------                      -----------                   --------
Martin L. Klopping       President &                        Director of Rodney            broker/
                         Director                           Square Distributors           dealer
                                                            Inc., Rodney Square
                                                            North, 1100 N. Market
                                                            Street, Wilmington, DE
                                                            19890, wholly owned sub-
                                                            sidiary of Wilmington
                                                            Trust Company and the
                                                            distributor of each of
                                                            the Rodney Square Family
                                                            of mutual funds, since
                                                            1993.

Diane D. Marky           Funds Administration               N/A                           N/A
                         Officer

Peter J. Succoso         Director                           Senior Vice                   Banking
                                                            President,
                                                            Wilmington Trust
                                                            Company, Rodney
                                                            Square North,
                                                            1100 N. Market
                                                            Street, Wilmington,
                                                            DE 19890; the sole
                                                            parent of RSMC.

                                                            Director of Rodney            broker/
                                                            Square Distributors,          dealer
                                                            Inc.

                                                            Director, Wilmington          financial
                                                            Capital Management,           services
                                                            Inc., One Rodney
                                                            Square, Wilmington, DE
                                                            19890, wholly owned
                                                            subsidiary of Wilmington
                                                            Trust Company.

Marilyn Talman*          Vice President, since              N/A                           N/A
                         February, 1995;
                         Assistant Vice
                         President, since
                         February, 1993;
                         Senior Funds
                         Administration
                         Officer, since
                         March, 1992

Jody I. Thomas           Senior Transfer                    N/A/                          N/A
                         Officer, since
                         January, 1995

                                      C-15



                         Position with
                         Rodney Square                      Other
                         Management                         Business                      Type of
Name                     Corporation                        Connections                   Business
----                     ------------                       -----------                   --------
Wayne D. Weaver*         Vice President, since              N/A                           N/A
                         February, 1995
                         Assistant
                         Vice President,
                         since August,
                         1992

Kimberly D. White        Accounting Officer,                N/A                           N/A
                         since April, 1994

___________________________

* Except as noted in the table, all Rodney Square Management Corporation Officers and Directors have been employed solely by Wilmington Trust Company or an affiliate thereof for the past two years.


Item 29.  PRINCIPAL UNDERWRITER

          (a)  None.

          (b) To the best of Registrant's knowledge, the directors and executive officers of Emerald Asset Management, Inc., distributor for Registrant, are as follows:

Name and                Positions and
Principal               Offices with            Positions and
Business                Emerald Asset           Offices with
Address                 Management, Inc.        Registrant
--------                ----------------        -------------

Richard E. Stierwalt    Chief Executive         Executive Vice
3435 Stelzer Road       Officer/Director        President
Columbus, OH 43219-
3035


William B. Blundin      President/Director      Executive Vice
3435 Stelzer Road                               President
Columbus, OH  43219-
3035

Dennis Sheenan          Chief Financial         None
3435 Stelzer Road       Officer
Columbus, OH  43219-
3035

Paul J. Costagliola     Vice President          None
3435 Stelzer Road       and Secretary
Columbus, OH            Broker-Dealer
43219-3035              Compliance


          (c)  None.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

               (1) Barnett Banks Trust Company, N.A., 9000 Southside Blvd., Building 100, P.O. Box 40200, Jacksonville, Florida 32203-0200 (records relating to its functions as investment adviser - all portfolios).

               (2) Security Pacific National Bank, 300 South Grand Avenue, HCP 225, Los Angeles, California 90071 (records relating to its prior functions as sub-adviser - Treasury Trust Fund, Prime Trust Fund, Tax-Exempt Trust Fund and Tax-Exempt Fund).

               (3) Rodney Square Management Corporation, Rodney Square North, Wilmington, Delaware 19890 (records relating to its functions as sub-adviser - Treasury Trust Fund, Prime Trust Fund and Tax-Exempt Fund).

               (4) BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, OH 43219-3035 (records relating to its functions as administrator - all portfolios).


               (5)  Emerald Asset Management, Inc., 3435 Stelzer Road,
                    Columbus, Ohio 43219-3035 (records relating to its functions as distributor - all portfolios).

               (6) The Bank of New York, 110 Washington Street, 24th Floor, New York, New York 10286 (records relating to its functions as custodian and accounting services agent for the Funds - all portfolios).

               (7) BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035 (records relating to its functions as transfer agent and dividend disbursing agent - all portfolios).


               (8) Drinker Biddle & Reath, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107 (Registrant's Agreement and Declaration of Trust, Code of Regulations and Minute Books).

Item 31.  MANAGEMENT SERVICES

          None.

Item 32.  UNDERTAKINGS

          The Registrant undertakes to file a post-effective amendment, including financial statements which need not be certified, within four to six months from the effective date of the Registrant's 1933 Act Registration Statement.

          The Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 17 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jacksonville and the State of Florida, on February 1, 1996.



                          EMERALD FUNDS
                          (Registrant)


                          By  /s/ JOHN G. GRIMSLEY
                             ------------------------------
                             John G. Grimsley
                             President

          Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement of Emerald Funds has been signed below by the following persons in the capacities and on the dates indicated:

Signature                    Title                                   Date
---------                    -----                                   ----

*Chesterfield H. Smith       Chairman of the                    February 1, 1996
------------------------     Board of Trustees
Chesterfield H. Smith

/S/ John G. Grimsley         President (Chief                   February 1, 1996
------------------------     Executive Officer)
John G. Grimsley             and Trustee

*Martin R. Dean              Treasurer                          February 1, 1996
------------------------     (Principal Financial
Martin R. Dean               and Accounting Officer)

*Raynor E. Bowditch          Trustee                            February 1, 1996
------------------------
Raynor E. Bowditch

*Albert D. Ernest            Trustee                            February 1, 1996
------------------------
Albert D. Ernest

*Mary Doyle                  Trustee                            February 1, 1996
------------------------
Mary Doyle


/S/ John G. Grimsley
------------------------
* By John G. Grimsley,
  Attorney-in-Fact

                                  EMERALD FUNDS

                            CERTIFICATE OF SECRETARY

     The following resolution was duly adopted by the Board of Trustees of Emerald Funds at a meeting held on November 4, 1994 and remains in effect on the date hereof:

          FURTHER RESOLVED, that the trustees and officers of the Trust who may be required to execute any amendments to the Trust's Registration Statement be, and each of them hereby is, authorized to execute a power of attorney appointing John G. Grimsley and William B. Blundin, and either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead, in their capacity as trustee or officer, or both, of the Trust any and all amendments to the Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have the power to act thereunder with or without the other of said attorneys and shall have full power of substitution and resubstitution; and either of said attorneys shall have full power and authority to do in the name and on behalf of said trustees and officers, or any or all of them, in any and all capacities, every act whatsoever requisite or necessary to be done on the premises, as fully and to all intents and purposes as each of said trustees or officers, or any or all of them, might or could do in person, said acts of said attorneys, or either of them, being hereby ratified and approved.



                                   EMERALD FUNDS


                              By:  /s/Jeffrey Dalke
                                   ----------------
                                   Jeffrey Dalke,
                                   Secretary


Dated:  February 1, 1996

                                  EMERALD FUNDS


                                POWER OF ATTORNEY


          Martin R. Dean, whose signature appears below, does hereby constitute and appoint John G. Grimsley and William B. Blundin, and either of them, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Emerald Funds, a Massachusetts business trust (the "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Fund's Regulation Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Fund any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.





/s/ Martin R. Dean
-------------------------------
Date:   October  5, 1995

                                  EMERALD FUNDS




                                POWER OF ATTORNEY


          Chesterfield H. Smith, whose signature appears below, does hereby constitute and appoint John G. Grimsley and William B. Blundin, and either of them, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Emerald Funds, a Massachusetts business trust (the "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Fund's Regulation Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Fund any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.





/s/ Chesterfield H. Smith
-------------------------------
Date:   May 10, 1989

                                  EMERALD FUNDS




                                POWER OF ATTORNEY


          Albert Ernest, whose signature appears below, does hereby constitute and appoint John G. Grimsley and William B. Blundin, and either of them, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Emerald Funds, a Massachusetts business trust (the "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Fund's Regulation Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Fund any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.





/s/ Albert Ernest
-------------------------------
Date:   October 5, 1995

                                  EMERALD FUNDS




                                POWER OF ATTORNEY


          Raynor E. Bowditch, whose signature appears below, does hereby constitute and appoint John G. Grimsley and William B. Blundin, and either of them, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Emerald Funds, a Massachusetts business trust (the "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Fund's Regulation Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Fund any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.





/s/ Raynor E. Bowditch
---------------------------------
Date:   May 10, 1989

                                  EMERALD FUNDS




                                POWER OF ATTORNEY


          Mary Doyle, whose signature appears below, does hereby constitute and appoint John G. Grimsley and William B. Blundin, and either of them, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Emerald Funds, a Massachusetts business trust (the "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Fund's Regulation Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Fund any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.





/s/ Mary Doyle
--------------------------------
Date:   October 31, 1990

                          EXHIBIT INDEX

Exhibit No.              Description                          Page No.
-----------              -----------                          --------

 (5)(a)        Investment Advisory Agreement between
               Registrant and Barnett Banks Trust
               Company, N.A. (Treasury Trust Fund and
               Prime Trust Fund) is incorporated by
               reference to Exhibit (5) (a) to
               Registrant's Post-Effective Amendment No.
               1 to Registration Statement on Form N-1A, filed on June 7, 1989.

    (b)        Investment Advisory Agreement between
               Registrant and Barnett Banks Trust
               Company, N.A. (Tax-Exempt Trust Fund) is incorporated by reference to Exhibit (5)
               (b) to Registrant's Post-Effective
               Amendment No. 1 to Registration Statement on Form N-1A, filed on June 7, 1989.

    (c)        Investment Advisory Agreement between
               Registrant and Barnett Banks Trust
               Company, N.A. (Treasury Fund and Prime
               Fund) is incorporated by reference to
               Exhibit (5) (e) to Registrant's Post-
               Effective Amendment No. 1 to Registration
               Statement on Form N-1A, filed on June 7,
               1989.

    (d)        Investment Advisory Agreement between
               Registrant and Barnett Banks Trust
               Company, N.A. (Equity Fund, Equity Income
               Fund, Short-Term Fixed Income Fund, U.S.
               Government Securities Fund, Florida Tax-
               Exempt Fund, Tax-Exempt Target Fund
               (Maturity 1995), Tax-Exempt Target Fund
               (Maturity 2000), and Tax-Exempt Target
               Fund (Maturity 2005)) is incorporated by reference to Exhibit (5) (h) to Registrant's Post-Effective Amendment No.
               5 to Registration Statement on form N-1A, filed on December 20, 1991.

    (e)        Amended Investment Advisory Agreement
               between Registrant and Barnett Banks Trust
               Company, N.A. (Tax-Exempt Fund) is
               incorporated by reference to Exhibit (5)
               (f) to Registrant's Post-Effective
               Amendment No. 7 to Registration Statement on Form N-1A, filed on January 29, 1993.

    (f)        Sub-Investment Advisory Agreement between
               Barnett Banks Trust Company, N.A. and
               Rodney Square Management Corporation
               (Treasury Trust Fund and Prime Trust Fund) is incorporated by reference to Exhibit
               (5) (g) to Registrant's Post-Effective

Exhibit No.              Description                          Page No.
-----------              -----------                          --------

               Amendment No. 7 to Registration Statement on Form N-1A, filed on January 29, 1993.


    (g)        Sub-Investment Advisory Agreement between
               Barnett Banks Trust Company, N.A. and
               Rodney Square Management Corporation (Tax-
               Exempt Fund) is incorporated by reference to Exhibit (5) (h) to Registrant's Post-
               Effective Amendment No. 7 to Registration
               Statement on Form N-1A, filed on
               January 29, 1993.

    (i)        Amendment No. 1 to Investment Advisory
               Agreement between Registrant and Barnett
               Banks Trust Company, N.A. dated January 4,
               1994 is incorporated by reference to
               Exhibit (5) (i) to Registrant's Post-
               Effective Amendment No. 10 to Registration
               Statement on Form N-1A filed on
               January 28, 1994.

    (j)        Amendment No. 2 to Investment Advisory
               Agreement between Registrant and Barnett
               Banks Trust Company, N.A.

 (6)(b) Amendment No. 1 to Distribution Agreement between Registrant and Emerald Asset
               Management, Inc.

 (8)(b)        Form of Amendment No. 1 to Custody
               Agreement with respect to the addition
               of global custody with respect to the
               International Equity Fund.

 (9)(a)        Form of Administration Agreement between
               Registrant and BISYS Fund Services Limited
               Partnership.

    (b) Shareholder Processing and Services Plan and Form of Servicing Agreement for Emerald Service Shares.

    (c)        Shareholder Processing Plan and Form of
               Servicing Agreement for Retail Shares.

    (d)        Form of Transfer Agency Agreement between
               Registrant and BISYS Fund Services, Inc.

    (f)        Form of Fund Accounting Agreement between
               BISYS Fund Services Limited Partnership
               and BISYS Fund Services, Inc.

 (9)(g)        Amendment No. 2 to Administration
               Agreement between Registrant and Concord
               Holding Corporation.

(11)(a)        Consent of Price Waterhouse LLP.

(11)(b)        Consent of Drinker Biddle & Reath.

                                    -2-

Exhibit No.              Description                          Page No.
-----------              -----------                          --------

(15)(b) Combined Amended and Restated Distribution and Service Plan with Related Agreement for Retail Shares (All Funds).

(18)           Revised Plan pursuant to Rule 18f-3 for
               operation of a Multi-Class System.

                                    -3-